As filed with the Securities and Exchange Commission on April 24, 2026
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	[]
Post-Effective Amendment No. 32 (File No. 333-139760)	[X]
Post-Effective Amendment No. 2 (File No. 333-290382)	[X]
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 171 (File No. 811-07195)	[X]
(Check appropriate box or boxes)

RIVERSOURCE VARIABLE ANNUITY ACCOUNT
(Exact Name of Registrant)

RiverSource Life Insurance Company
(Name of Depositor)
70100 Ameriprise Financial Center, Minneapolis, MN 55474
(Address of Depositor's Principal Executive Offices) (Zip Code)
Depositor's Telephone Number, including Area Code (612) 678-5337
Nicole D. Wood, 50605 Ameriprise Financial Center, Minneapolis, MN 55474
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
[]	immediately upon filing pursuant to paragraph (b) of Rule 485
[X]	on May 1, 2026 pursuant to paragraph (b) of Rule 485
[]	60 days after filing pursuant to paragraph (a)(1) of Rule 485
[]	on [date] pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
[]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterize the Registrant:
[]	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
[]	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
[]
If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

[X]	Insurance Company relying on Rule 12h-7 under the Exchange Act
[]	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

PART A.

Prospectus
May 1, 2026
RiverSource®
Signature Variable Annuity
Individual Flexible Premium Deferred Combination Fixed/Variable Annuity
Issued by:	RiverSource Life Insurance Company (RiverSource Life)
829 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-333-3437 (Service Center) RiverSource Variable Annuity Account
This prospectus contains information that you should know before investing in the RiverSource Signature Variable Annuity (Contract), an individual flexible premium deferred combination fixed/variable annuity issued by RiverSource Life Insurance Company (“RVS Life”, “we”, “us” and “our”). All material terms and conditions of the contracts, including material state variations and distribution channels, are described in this prospectus.
The Contract allows you to invest your money in (i) available subaccounts investing in shares of underlying funds, each of which has a particular investment objective, investment strategies, fees and expenses; or (ii) the one-year fixed account, tiered dollar cost averaging ("Tiered DCA") fixed account, and guarantee period accounts (“GPAs”), each of which earn fixed interest at rates that we adjust periodically and declare when you make an allocation to that account. Additional information regarding each investment option is provided in Appendix A – Investment Options Available Under the Contract.
The Contract is a complex investment and involves risks, including loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in withdrawal charges, taxes, and tax penalties. If you remove money from the GPAs prior to 30 days before the end of the guarantee period, we will apply a market value adjustment (“MVA”), which may be positive or negative. You could lose up to 100% of the amount withdrawn as a result of a negative MVA. Withdrawals from the contract could also reduce the amount of certain optional benefits by more than the dollar amount of the withdrawal, and such reductions could be significant.
An investment in the Contract is subject to the risks related to RVS Life. Any obligations under the Contract are subject to our financial strength and claims-paying ability.
The contracts are no longer available for new purchases. This contract is no longer being sold and this prospectus is designed for current contract owners. In addition to the possible state variations, you should note that your contract features and charges may vary depending on the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional or refer to your contract for contract variation information and timing.
Additional information about certain investment products, including variable annuities and market value adjusted annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

RiverSource Signature Variable Annuity — Prospectus 1

2 RiverSource Signature Variable Annuity — Prospectus

Key Terms
These terms can help you understand details about your contract.
Accumulation unit: A measure of the value of each subaccount before annuity payouts begin.
Annuitant: The person or persons on whose life or life expectancy the annuity payouts are based.
Annuity payouts: An amount paid at regular intervals under one of several plans.
Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.
Beneficiary: The person you designate to receive benefits in case of the owner’s or annuitant’s death while the contract is in force.
Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).
Code: The Internal Revenue Code of 1986, as amended.
Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.
Contract value: The total value of your contract before we deduct any applicable charges.
Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.
Funds: A portfolio of an open-end management investment company that is registered with the Securities and Exchange Commission (the "SEC") in which the Subaccounts invest.  May also be referred to as an underlying Fund.
Good order: We cannot process your transaction request relating to the contract until we have received the request in good order at our Service Center. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all contract owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
Guarantee Period: The number of successive 12-month periods that a guaranteed interest rate is credited.
Guarantee Period Accounts (GPAs): Options to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts are held in a non-unitized separate account. We periodically declare the guaranteed interest rates for the available guaranteed periods. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss.
Market Value Adjustment (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.
One-year fixed account: Part of our general account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.
Owner (you, your): The person or persons identified in the contract as owner(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. During the owner’s life, the owner is responsible for taxes, regardless of whether he or she receives the contract’s benefits. The owner or any joint owner may be a non-natural person (e.g. irrevocable trust or corporation) or a revocable trust. If any owner is a non-natural person or a revocable trust, the annuitant will be deemed to be the owner for contract provisions that are based on the age or life of the owner. When the contract is owned by a revocable trust or irrevocable grantor trust, the annuitant(s) selected must be the grantor(s) of the trust to assure compliance with Section 72(s) of the Code.
Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:
•
Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code
•
Roth IRAs including inherited Roth IRAs under Section 408A of the Code
•
SIMPLE IRAs under Section 408(p) of the Code
•
Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

RiverSource Signature Variable Annuity — Prospectus 3

•
Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code
A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.
All other contracts are considered nonqualified annuities.
Retirement date: The date when annuity payouts are scheduled to begin.
Rider effective date: The date a rider becomes effective as stated in the rider.
Separate Account: An insulated segregated account, the assets of which are invested solely in an underlying Fund. We call this the Variable Account.
Service Center: Our department that processes all transaction and service requests for the contracts. We consider all transaction and service requests received when they arrive in good order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Subaccount: A division of the Variable Account, each of which invests in one Fund.
Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the time it closes. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our Service Center before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our Service Center at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.
Variable Account: Refers to the RiverSource Variable Annuity Account, a Separate Account established to hold contract owners’ assets allocated to the Subaccounts, each of which invests in a particular Fund.
Withdrawal value: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

4 RiverSource Signature Variable Annuity — Prospectus

Overview of the Contract
Purpose: The purpose of the contract is to allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments.
We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations.
The contract offers various optional features and benefits that may help you achieve financial goals.
It may be appropriate for you if you have a long-term investment horizon and your financial goals are consistent with the terms and conditions of the contract.
It is not intended for investors whose liquidity needs require frequent withdrawals in excess of free amount. If you plan to manage your investment in the contract by frequent or short-term trading, the contract is not suitable for you.
Phases of the Contract:
The contracts have two phases: the Accumulation Phase and the Income Phase.
Accumulation Phase. During the Accumulation Phase, you make purchase payments by investing in: available Subaccounts, each of which has a particular investment objective, investment strategies, fees and expenses; the one-year fixed account, tiered dollar cost averaging ("Tiered DCA") fixed account, and GPAs which earn interest at rates that we adjust periodically and declare when you make an allocation to that account. These accounts, in turn, may earn returns that increase the value of the contract. If the contract value goes to zero due to underlying fund’s performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. The GPAs have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to them. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than thirty days before the end of its guarantee period. You may be able to purchase an optional benefit to reduce the investment risk you assume under your contract.
A list of funds and additional information regarding each fund in which you can invest is provided in Appendix A – Investment Options Available Under the Contract.
The amount of money you accumulate under your contract depends (in part) on the performance of the Subaccounts you choose or the rates you earn on allocations to the one-year fixed account, tiered dollar cost averaging ("Tiered DCA") fixed account, and GPAs. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period. You could lose up to 100% of the amount withdrawn from a GPA as a result of a negative MVA. The following transactions, which we refer to as “early withdrawals,” are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. An MVA may increase the death benefit but will not decrease it. You may transfer money between investment options during the Accumulation Phase, subject to certain restrictions. Your contract value impacts the value of your contract’s benefits during the Accumulation Phase, including any optional benefits, as well as the amount available for withdrawal, annuitization and death benefits.
Income Phase. The Income Phase begins when you (or your beneficiary) choose to annuitize the contract. You can apply your contract value (less any applicable premium tax and/or other charges) to an annuity payout plan that begins on the retirement date or any other date you elect. You may choose from a variety of plans that can help meet your retirement or other income needs. We can make payouts on a fixed or variable basis, or both. You cannot take withdrawals of contract value or withdraw the contract during the Income Phase.
All optional death and living benefits terminate after the retirement start date.
Contract features:
•
Contract Value Credits. The Contracts provide for contract value credits. The death benefits for contracts with such credits may be lower than for contracts without such credits. The amount of the credit may be more than offset by the reduction in the death benefits provided. The credits may be reversed. (See “Valuing Your Investment – Contract Value Credits.”)
•
Death Benefits. If you die during the Accumulation Phase, we will pay to your beneficiary or beneficiaries an amount based on the death benefit selected. You may have elected one of the optional death benefits under the contract for an additional fee. Death benefits must be elected at the time that the contract is purchased. Each optional death benefit is designed to provide a greater amount payable upon death. After the death benefit is paid, the contract will terminate.

RiverSource Signature Variable Annuity — Prospectus 5

•
Optional Living Benefits. You may have elected one of the optional living benefits under the contract for an additional fee at the time of application. You cannot add optional benefits to your contract after it has been issued. Guaranteed Minimum Income Benefit riders are designed to provide a guaranteed minimum lifetime income, regardless of the volatility inherent in the investments in the Subaccounts.
•
Withdrawals: You may withdraw all or part of your contract value at any time during the Accumulation Phase. If you request a full withdrawal, the contract will terminate. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including an IRS penalty that may apply if you withdraw prior to reaching age 59½) and may have other tax consequences. Early withdrawals of contract value invested in a GPA are subject to an MVA and could result in a significant negative contract adjustment. Throughout this prospectus when we use the term “Surrender” it includes the term “Withdrawal”.
•
Tax Treatment: You can transfer money between Subaccounts, the one-year Fixed Account and GPAs without tax implications, and earnings (if any) on your investments are generally tax-deferred. Generally, earnings are not taxed until they are distributed, which may occur when making a withdrawal, upon receiving an annuity payment, or upon payment of the death benefit.
Additional Services:
•
Dollar Cost Averaging Programs. Automated Dollar Cost Averaging allows you, at no additional cost, to transfer a set amount monthly between Subaccounts or from the one-year fixed account to one or more eligible Subaccounts. Tiered Dollar Cost Averaging (Tiered DCA), only available for new purchase payments of at least $1,000, allows The Tiered DCA program, allows you to allocate a new purchase payment to one of two Tiered DCA accounts, depending on your net contract value. See “Tiered Dollar-Cost Averaging (Tiered DCA) program” for more details.
•
Asset Rebalancing. Allows you, at no additional cost, to automatically rebalance the Subaccount portion of your contract value on a periodic basis.
•
Automated Partial Withdrawals. An optional service allowing you to set up automated partial withdrawals from the GPAs, one-year fixed account, tiered dollar cost averaging ("Tiered DCA") fixed account, or the Subaccounts.
•
Electronic Delivery. You may register for the electronic delivery of your current prospectus and other documents related to your contract.

6 RiverSource Signature Variable Annuity — Prospectus

Important Information You Should Consider About the Contract
	FEES, EXPENSES, AND ADJUSTMENTS	Location in Statutory Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes. If you withdraw money during the first 7 years from date of each purchase payment, you may be assessed a withdrawal charge of up to 7%
of the Purchase Payment withdrawn.
For example, if you make an early withdrawal, you could pay a withdrawal charge of up to $7,000 on a $100,000 investment. This loss will be greater if you also have to pay a withdrawal charge, taxes, and tax penalties.
A positive or negative MVA is assessed if any portion of a GPA is withdrawn or transferred more than thirty days before the end of its guarantee period.
You could lose up to 100% of the amount withdrawn from a GPA as a result of a negative MVA.
For example, if you allocate $100,000 to a GPA with a 3-year guarantee period and later withdraw the entire amount before the 3 years have ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay a withdrawal charge, taxes, and tax penalties.
The following transactions when applied to a GPA, which we refer to as “early withdrawals,” are subject to an MVA when they occur more than
30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and
(iii) annuitization. An MVA may increase the death benefit but will not decrease it.
Fee Table and Examples Charges and Adjustments – Transaction Expenses – Withdrawal Charge Charges and Adjustments – Adjustments – Market Value Adjustments
Are There Transaction Charges?	No. Other than withdrawal charges and negative MVAs, we do not assess any transaction charges.

RiverSource Signature Variable Annuity — Prospectus 7

	FEES, EXPENSES, AND ADJUSTMENTS			Location in Statutory Prospectus
Are There Ongoing Fees and Expenses?
Yes. The table below describes the current fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
				Fee Table and Examples Charges and Adjustments – Annual Contract Expenses Appendix A: Investment Options Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract(1) (varies by size of Contract value)	1.43%	1.43%
	Fund options (funds fees and expenses)(2)	0.51%	1.71%
	Optional benefits available for an additional charge(3)	0.25%	0.35%
(1) As a percentage of average daily contract value in the variable account. Includes the
Mortality and Expense Fee, Variable Account Administrative Charge, and Contract
Administrative Charge.
(2) As a percentage of Fund net assets.
(3) As a percentage of Contract Value or Adjusted Contract Value (varies by optional benefit).
The Minimum is a percentage of Contract Value. The Maximum is a percentage of adjusted
Contract Value.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges and negative MVAs that substantially increase costs.

	Lowest Annual Cost: $1,716	Highest Annual Cost: $2,906
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Contract features and Fund fees
and expenses
•No optional benefits
•No additional purchase payments,
transfers or withdrawals
•No sales charge

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
Contract features, optional
benefits and Fund fees and
expenses
•No sales charge
•No additional purchase payments,
transfers or withdrawals

	RISKS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract including loss of principal.			Principal Risks of Investing in the Contract

8 RiverSource Signature Variable Annuity — Prospectus

	RISKS	Location in Statutory Prospectus
Is this a Short-Term Investment?
No.
•The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
•The Contract has withdrawal charges which may reduce the value of your
Contract if you withdraw money during withdrawal charge period.
Withdrawals may also reduce or terminate contract guarantees.
•Withdrawals may also be subject to taxes and tax penalties.
•Withdrawals from a GPA prior to 30 days before the end of the guarantee period may also result in a negative MVA. During the 30-day period ending on the last day of the guarantee period, you may choose to start a new guarantee period of the same length, transfer the contract value from the current GPA to any of the investment options available under the Contract, apply the contract value to an annuity payout plan, or withdraw the value from the current GPA (all subject to applicable withdrawal, transfer, and annuitization provisions). If we do not receive any instructions by the end of the guarantee period, we will automatically transfer the contract value from the current GPA into the shortest GPA term available.
•The benefits of tax deferral, long-term income, and optional living benefit guarantees mean the contract is generally more beneficial to investors with a long term investment horizon.
Principal Risks of Investing in the Contract Charges and Adjustments – Transaction Expenses – Withdrawal Charge Charges and Adjustments – Adjustments – Market Value Adjustments
What Are the Risks Associated with the Investment Options?
•An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract.
•Each investment option, including the one-year fixed account and the
Guarantee Period Accounts (GPAs) investment options has its own unique risks.
•You should review the investment options before making any investment decisions.
Principal Risks of Investing in the Contract The Variable Account and the Funds The “Nonunitized” Separate Account and the Guarantee Period Accounts (GPAs) The One-Year Fixed Account
What Are the Risk Related to Insurance Company?
An investment in the Contract is subject to the risks related to us. Any obligations (including under the one-year fixed account) or guarantees and benefits of the Contract that exceed the assets of the Separate Account are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about
RiverSource Life, including our financial strength ratings, is available by contacting us at 1-800-862-7919.
Principal Risks of Investing in the Contract The General Account

RiverSource Signature Variable Annuity — Prospectus 9

	RESTRICTIONS	Location in Statutory Prospectus
Are There Restrictions on the Investment Options?
Yes.
•Subject to certain restrictions, you may transfer your Contract value among the subaccounts without charge at any time before the retirement date and once per contract year after the retirement date.
•Certain transfers out of the GPAs will be subject to an MVA.
•GPAs and the one-year fixed account are subject to certain restrictions.
•We reserve the right to modify, restrict or suspend your transfer privileges if we determine that your transfer activity constitutes market timing.
•We reserve the right to add, remove or substitute Funds as investment options. We also reserve the right, upon notification to you, to close or restrict any Funds.
Making the Most of Your Contract – Transferring Among Accounts Substitution of Investments
Are There Any Restrictions on Contract Benefits?
Yes.
•Guaranteed Minimum Income Benefit Rider may limit allocations to the subaccounts investing in the Money Market funds.
•Performance Credit Rider may limit allocations to the subaccounts investing in the Money Market funds, GPAs and one-year fixed account.
Optional Benefits – Optional Living Benefits – GMIB – Investment Selection Optional Benefits – Optional Living Benefits – PCR – Investment Selection
TAXES
What Are the Contract’s Tax Implications?
•Consult with a tax advisor to determine the tax implications of an investment in and payments and withdrawals received under this
Contract.
•If you purchase the Contract through a tax-qualified plan or individual retirement account, you do not get any additional tax benefit.
•Earnings under your contract are taxed at ordinary income tax rates generally when withdrawn. You may have to pay a tax penalty if you take a withdrawal before age 59½.
Taxes
CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This financial incentive may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.
About the Service Providers
Should I Exchange My Contract?
If you already own an annuity or insurance Contract, some investment professionals may have a financial incentive to offer you a new Contract in place of the one you own. You should only exchange a Contract you already own if you determine, after comparing the features, fees, and risks of both
Contracts, that it is better for you to purchase the new Contract rather than continue to own your existing Contract.
Buying Your Contract – Contract Exchanges

10 RiverSource Signature Variable Annuity — Prospectus

Fee Table and Examples
The following tables describe the fees, expenses and adjustments that you will pay when buying, owning and making a withdrawal from an investment option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you paid at the time that you bought the Contract and will pay when you make a withdrawal from the Contract. State premium taxes also may be deducted.

Transaction Expenses

Withdrawal Charges
Withdrawal charges (as a percentage of purchase payments surrendered)
Maximum	7%

Years from purchase payment receipt	Withdrawal charge percentage
1	7%
2	7
3	6
4	6
5	5
6	4
7	2
Thereafter	0
The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of contract value is removed from an investment option before the expiration of a specified period.

Adjustments

MVA Maximum Potential Loss (as a percentage of amount withdrawn from a GPA)(1)	100%
(1)
The following transactions when applied to a GPA, which we refer to as "early withdrawals," are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. We will not apply a negative MVA to the payment of the death benefit. An MVA may increase the death benefit but will not decrease it.
The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including Funds fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Administrative Expenses
(assessed annually and upon full surrender)
Annual contract administrative charge	$30
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary. Upon full surrender of the contract, we will assess this charge even if your contract value equals or exceeds $50,000.)
Base Contract Expenses
(as a percentage of average daily contract value in the variable account)
The death benefit you select determines the fees you pay.
Variable account administrative charge	0.15%
Mortality and expense risk fee	1.25
Total annual variable account expenses	1.40%
Optional Benefit Expenses
Optional Living Benefits
Guaranteed Minimum Income Benefit Rider (GMIB) fee	0.35%(1)
(As a percentage of the adjusted contract value charged annually on the contract anniversary.)

RiverSource Signature Variable Annuity — Prospectus 11

8% Performance Credit Rider (PCR) fee	0.25%(1)
(As a percentage of the contract value charged annually on the contract anniversary.)
(1)
This fee applies only if you elect this optional feature.
The next table shows the minimum and maximum total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of investment options available under the contract, including their annual expenses, may be found in Appendix A.

Annual Fund Expenses(1)

Minimum and maximum annual operating expenses for the funds
(Including management, distribution (12b-1) and/or service fees and other expenses)(1)
Total Annual Fund Expenses	Minimum(%)	Maximum(%)
(expenses deducted from the Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.51	1.71
(1)
Total annual fund operating expenses are deducted from amounts that are allocated to the fund. They include management fees and other expenses and may include distribution (12b-1) fees. Other expenses may include service fees that may be used to compensate service providers, including us and our affiliates, for administrative and contract owner services provided on behalf of the fund. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. Distribution (12b-1) fees are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and SAI.
Examples
These examples are intended to help you compare the cost of investing in these contracts with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Contract Expenses, and Annual Fund expenses.
The examples assume all contract value is allocated to the subaccounts. The examples do not reflect the MVA that only applies to GPAs. Your costs could differ from those shown below if you Invest in the GPAs or fixed account investment options.
These examples assume that you invest $100,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year. The “Maximum” example further assumes the most expensive combination of Annual Contract Expenses reflecting the maximum charges, Annual Fund Expenses and optional benefits available. The “Minimum” example further assumes the least expensive combination of Annual Contract Expenses reflecting the current charges, Annual Fund Expenses and that no optional benefits are selected. Although your actual costs may be higher or lower, based on these assumptions your maximum and minimum costs would be:

12 RiverSource Signature Variable Annuity — Prospectus

Maximum Expenses.  These examples assume that you select the optional GMIB. Although your actual costs may be lower, based on these assumptions your costs would be:
If you withdraw your contract at the end of the applicable time period:				If you do not withdraw your contract or if you select an annuity payout plan at the end of the applicable time period:
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
$9,974	$16,464	$22,149	$37,885	$3,544	$10,788	$18,244	$37,855
Minimum Expenses.  These examples assume that you do not select any optional benefits. Although your actual costs may be higher, based on these assumptions your costs would be:
If you withdraw your contract at the end of the applicable time period:				If you do not withdraw your contract or if you select an annuity payout plan at the end of the applicable time period:
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
$8,499	$12,009	$14,433	$22,517	$1,958	$6,054	$10,403	$22,487
THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.

RiverSource Signature Variable Annuity — Prospectus 13

Principal Risks of Investing in the Contract
Risk of Loss. Variable annuities involve risks, including possible loss of principal. Your losses could be significant. This contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk. This contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral, long-term income, and the option to purchase a living benefit mean that this contract is more beneficial to investors with a long-term investment horizon.
Withdrawal Risk. You should carefully consider the risks associated with withdrawals under the contract. Withdrawals may be subject to a significant withdrawal charge, depending on the option you select. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than thirty days before the end of its guarantee period. You could lose up to 100% of your investment in a GPA as a result of a negative MVA. A withdrawal may reduce the value of your standard and optional benefits. A total withdrawal (surrender) will result in the termination of your contract.
Subaccount Risk. Amounts that you invest in the subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the subaccounts that you select make money, your contract value goes up, and if they lose money, your contract value goes down. Each subaccount’s performance depends on the performance of its underlying Fund. Each underlying Fund has its own investment risks, and you are exposed to the Fund’s investment risks when you invest in a subaccount. You are responsible for selecting subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. For risks associated with any Fixed Account options, see Financial Strength and Claims-Paying Ability Risk below.
GPA Risk. Each GPA pays an interest rate declared by us when you make an allocation to that account and is fixed for the guarantee period you choose. We will periodically change the declared interest rate for future allocations to these accounts at our discretion based, in part, on various factors including, but not limited to, the interest rate environment returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life’s revenues and expenses.
We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPA prior to 30 days before the end of the guarantee period. At all other times, and unless an exception applies, we will apply a MVA if you withdraw or transfer contract value from a GPA or you elect an annuity payout plan while you have contract value invested in a GPA. The MVA may be negative, positive or result in no change depending on how the guaranteed interest rate on your GPA compares to the new interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. You bear the risk of loss of principal due to a negative MVA. Partial withdrawals will reduce certain death benefits proportionally based on the percentage of contract value that is withdrawn and if you request a partial withdrawal from the GPAs that will give you the net amount you requested after we apply any applicable MVA and withdrawal charge, a negative MVA will increase the impact of the partial withdrawal on the value of the death benefit.
Selection Risk. The optional benefits under the contract were designed for different financial goals and to protect against different financial risks. There is a risk that you may not choose, or may not have chosen, the benefit or benefits (if any) that are best suited for you based on your present or future needs and circumstances, and the benefits that are more suited for you (if any) may not be elected after your contract is issued. In addition, if you elected an optional benefit and do not use it, or if the contingencies upon which the benefit depend never occur, you will have paid for an optional benefit that did not provide a financial benefit. There is also a risk that any financial return of an optional benefit, if any, will ultimately be less than the amount you paid for the benefit.
Investment Restrictions Risk. Certain optional benefits limit the investment options that are available to you and limit your ability to take certain actions under the contract. These investment requirements are designed to reduce our risk that we will have to make payments to you from our own assets. In turn, they may also limit the potential growth of your contract value and the potential growth of your guaranteed benefits. This may conflict with your personal investment objectives.
Purchase Payment Risk. Your ability to make subsequent purchase payments is subject to restrictions. We reserve the right to limit or restrict purchase payments in certain contract years or based on age, and in conjunction with certain optional living and death benefit riders with advance notice. Also, our prior approval may be required before accepting certain purchase payments. We reserve the right to limit certain annuity features (for example, investment options) if prior approval is required. There is no guarantee that you will always be permitted to make purchase payments.
Contract Changes Risk. We reserve the right to make certain changes in the future, subject to applicable law. We reserve the right to (i) limit transfers to the regular one-year Fixed Account or (ii) change the percentage allowed to be transferred from the regular one-year Fixed Account. During the annuity payout period, we reserve the right to limit the

14 RiverSource Signature Variable Annuity — Prospectus

number of subaccounts in which you may invest. We reserve the right to add, remove or substitute approved investment options at any time and in our sole discretion. We reserve the right to close or restrict approved investment options in our sole discretion. For certain optional living benefits, we also reserve the right to add, remove or modify allocation plans and requirements in our sole discretion.
Financial Strength and Claims-Paying Ability Risk. All guarantees under the contract that are paid from our general account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity Risk. Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners.
This dependence makes us susceptible to operational and information security risks from cyber-attacks. These risks may include the following:
•
the corruption or destruction of data;
•
theft, misuse or dissemination of data to the public, including your information we hold; and
•
denial of service attacks on our website or other forms of attacks on our systems and the software and hardware we use to run them.
These attacks and their consequences can negatively impact your contract, your privacy, your ability to conduct transactions on your contract, or your ability to receive timely service from us. The risk of cyberattacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments). There can be no assurance that we, the underlying funds in your contract, or our other business partners will avoid losses affecting your contract due to any successful cyber-attacks or information security breaches.
Potential Adverse Tax Consequences. Tax considerations vary by individual facts and circumstances. Tax rules may change without notice. Generally, earnings under your contract are taxed at ordinary income tax rates when withdrawn. You may have to pay a tax penalty if you take a withdrawal before age 59 ½. If you purchase a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral beyond what is provided in that retirement plan. Consult a tax professional.
The Variable Account and the Funds
Variable Account. The variable account was established under Indiana law on July 15, 1987. The variable account, consisting of Subaccounts, is registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.
The variable account meets the definition of a separate account under federal securities laws. Income, gains, and losses credited to or charged against the variable account reflect the variable account’s own investment experience and not the investment experience of RiverSource Life’s other assets. The variable account’s assets are held separately from RiverSource Life’s assets and are not chargeable with liabilities incurred in any other business of RiverSource Life.  RiverSource Life is obligated to pay all amounts promised to contract owners under the contracts. The variable account includes other Subaccounts that are available under contracts that are not described in this prospectus.
The IRS has issued guidance on investor control but may issue additional guidance in the future. We reserve the right to modify the contract or any investments made under the terms of the contract so that the investor control rules do not apply to treat the contract owner as the owner of the Subaccount assets rather than the owner of an annuity contract. If the contract is not treated as an annuity contract for tax purposes, the owner may be subject to current taxation on any current or accumulated income credited to the contract.
We intend to comply with all federal tax laws so that the contract qualifies as an annuity for federal tax purposes. We reserve the right to modify the contract as necessary in order to qualify the contract as an annuity for federal tax purposes.
The Funds: The contract currently offers subaccounts investing in shares of the Funds. Contract value allocated to a Subaccount will vary based on the investment experience of the corresponding Fund in which the Subaccount invests. There is a risk of loss of the entire amount invested. Information regarding each Fund, including (i) its name, (ii) its investment objective, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance may be found in the Appendix A to this prospectus.
Please read the Funds’ prospectuses carefully for facts you should know before investing. These prospectuses containing more detailed information about the Funds are available by contacting us at 70100 Ameriprise Financial Center, Minneapolis, MN 55474, telephone: 1-800-862-7919, website: Ameriprise.com/variableannuities.

RiverSource Signature Variable Annuity — Prospectus 15

•
Investment objectives: The investment managers and advisers cannot guarantee that the Funds will meet their investment objectives.
•
Fund name and management: An underlying Fund in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.
•
Eligible purchasers: All Funds are available to serve as the underlying investment options for variable annuities and variable life insurance policies. The Funds are not available to the public (see “Fund Name and Management” above). Some Funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available Funds simultaneously. Although we and the Funds’ providers do not currently foresee any such disadvantages, the boards of directors or trustees of each Fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate Fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate Funds. Please refer to the Funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each Fund intends to comply with the diversification requirements under Section 817(h) of the Code.
Asset allocation programs may impact fund performance: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.
•
Funds available under the contract: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see “Substitution of Investments”). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation of a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.
•
Money Market fund yield: In low interest rate environments, money market fund yields may decrease to a level where the deduction of fees and charges associated with your contract could result in negative net performance, resulting in a corresponding decrease in your contract value.
•
Revenue we receive from the funds and potential conflicts of interest:
Expenses We May Incur on Behalf of the Funds
When a subaccount invests in a fund, the fund holds a single account in the name of the variable account. As such, the variable account is actually the shareholder of the fund. We, through our variable account, aggregate the transactions of numerous contract owners and submit net purchase and redemption requests to the funds on a daily basis. In addition, we track individual contract owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the fund, but we incur them instead.
Besides incurring these administrative expenses on behalf of the funds, we also incur distributions expenses in selling our contracts. By extension, the distribution expenses we incur benefit the funds we make available due to contract owner elections to allocate purchase payments to the funds through the subaccounts. In addition, the funds generally incur lower distribution expenses when offered through our variable account in contrast to being sold on a retail basis.

16 RiverSource Signature Variable Annuity — Prospectus

A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.
Payments the Funds May Make to Us
We or our affiliates may receive from each of the funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the funds. In addition to these payments, the funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the funds.
We or our affiliates may receive revenue derived from the 12b-1 fees charged by the funds. These fees are deducted from the assets of the funds. This revenue and the amount by which it can vary may create conflicts of interest. The amount, type, and manner in which the revenue from these sources is computed vary by fund.
Conflicts of Interest These Payments May Create
When we determined the charges to impose under the contracts, we took into account anticipated payments from the funds. If we had not taken into account these anticipated payments, the charges under the contract would have been higher. Additionally, the amount of payment we receive from a fund or its affiliate may create an incentive for us to include that fund as an investment option and may influence our decision regarding which funds to include in the variable account as subaccount options for contract owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.
We offer funds managed by our affiliate Columbia Management Investment Advisers, LLC (Columbia Management). We have additional financial incentive to offer our affiliated funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, revenue received from our affiliated funds comprises the greatest amount and percentage of revenue we derive from payments made by the funds.
The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.65% of the average daily net assets invested in the funds through this and other contracts we and our affiliates issue.
Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive revenue, including, but not limited to expense payments and non-cash compensation, for various purposes:
•
Compensating, training and educating investment professionals who sell the contracts.
•
Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.
•
Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to contract owners, authorized selling firms and investment professionals.
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Providing sub-transfer agency and shareholder servicing to contract owners.
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Promoting, including and/or retaining the fund’s investment portfolios as underlying investment options in the contracts.
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Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.
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Furnishing personal services to contract owners, including education of contract owners regarding the funds, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).
•
Subaccounting services, transaction processing, recordkeeping and administration.
•
Sources of revenue received from affiliated funds: The affiliated funds are managed by Columbia Management. The sources of revenue we receive from these affiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:
•
Assets of the fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.
•
Compensation paid out of 12b-1 fees that are deducted from fund assets.

RiverSource Signature Variable Annuity — Prospectus 17

•
Sources of revenue received from unaffiliated funds: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:
•
Assets of the fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We receive this revenue in the form of a cash payment.
•
Compensation paid out of 12b-1 fees that are deducted from fund assets.
The “Nonunitized” Separate Account and the Guarantee Period Accounts (GPAs)
The “Nonunitized” separate account: We hold amounts You allocate to the GPAs in a “nonunitized” separate account, which is maintained by Us and segregated from Our general assets and the Variable Account. This separate account provides an additional measure of assurance that We will make full payment of amounts due under the GPAs. Unlike the Variable Account (i.e., a unitized separate account), which has subaccounts and accumulation units, We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to Your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company’s general account. See “The General Account” for more information.
The GPAs: The contract currently offers GPAs that earn fixed interest during guarantee periods. The available guarantee periods may vary by state. The GPAs may not be available for contracts in some states.
You may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000.
These accounts are not offered after annuity payouts begin.
Each GPA pays an interest rate that is declared at the time of your allocation to that account. Interest is credited daily. That interest rate is fixed for the guarantee period that you chose. We may periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on any Contract Value already allocated to a GPA. The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion. These rates generally will be based on factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life’s revenues and expenses. Contact our Service Center at the number listed on the cover page of this prospectus for current interest rates.
A positive or negative MVA is assessed if any portion of a GPA is withdrawn or transferred more than thirty days before the end of its guarantee period. You could lose up to 100% of the amount withdrawn from a GPA as a result of a negative MVA. The following transactions, which we refer to as “early withdrawals,” are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. An MVA may increase the death benefit but will not decrease it. We will not apply an MVA to Contract Value you transfer or withdraw out of the GPAs during the 30-day period ending on the last day of the guarantee period. For more information about the MVA, see “Charges and Adjustments – Adjustments – Market Value Adjustments.”
During the 30 day window, which precedes the end of your GPA investment’s guarantee period, you may elect one of the following options: (i) reinvest the Contract Value in a new GPA with the same guarantee period; (ii) transfer the Contract Value to a GPA with a different guarantee period; (iii) transfer the Contract Value to any of the subaccounts or the one-year fixed account, or withdraw the Contract Value (subject to applicable withdrawal and transfer provisions). We will send you a letter prior to the end of your guarantee period that lists the available GPAs or you can contact our Service Center at the number listed on the cover page of this prospectus for the GPAs currently available to you. If we do not receive any instructions by the end of your guarantee period, we will automatically transfer the Contract Value into the shortest GPA term offered in your state.

18 RiverSource Signature Variable Annuity — Prospectus

The General Account
The general account includes all assets owned by RiverSource Life, other than those in the Variable Account and our other separate accounts. Subject to applicable state law, we have sole discretion to decide how assets of the general account will be invested. The assets held in our general account support the guarantees under your contract including any optional benefits offered under the contract. These guarantees are subject to the claims-paying ability and financial strength of RiverSource Life. You should be aware that our general account is exposed to many of the same risks normally associated with a portfolio of fixed-income securities including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of annuities and financial instruments and products as well, and these obligations are satisfied from the assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The fixed account is supported by our general account that we make available under the contract.
The One-Year Fixed Account
You may allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are subject to the creditworthiness and continued claims-paying ability of the company’s general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. The guaranteed minimum interest rate offered will never be less than the fixed account minimum interest rate required under state law. Interest rates credited in excess of the guaranteed rate generally will be based on various factors related to future investment earnings.
There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see “Making the Most of Your Contract — Transfer Policies”).
Because of exemptive and exclusionary provisions, we have not registered interests in the one-year fixed account as securities under the Securities Act of 1933 nor have any of these accounts been registered as investment companies under the Investment Company Act of 1940. Accordingly, neither the one-year fixed account nor any interests in the one-year fixed account are subject to the provisions of these Acts.
The one-year fixed account has not been registered with the SEC. Disclosures regarding the one-year fixed account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
Buying Your Contract
New contracts as described in this prospectus are not currently being offered. Information about applying for the contract and issuing the contract is provided for informational purposes only.
We are required by law to obtain personal information from you which we used to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable.
As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner if you are 90 or younger. (The age limit may be younger for qualified annuities in some states.)
When you applied, you selected (if available in your state):
•
a death benefit option if both you and the annuitant are 79 or younger at contract issue(1);
•
the optional Guaranteed Minimum Income Benefit Rider(2);
•
the optional 8% Performance Credit Rider(2);
•
the one-year fixed account, GPAs and/or subaccounts in which you want to invest(3);
•
how you want to make purchase payments;
•
the date you want to start receiving annuity payouts (the retirement date); and

RiverSource Signature Variable Annuity — Prospectus 19

•
a beneficiary.
(1)
If you and the annuitant are 79 or younger at contract issue, you may select the ROP, MAV or EDB death benefit. The EDB not be available in all states. If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply.
(2)
You may select either the GMIB or the PCR, but not both. Riders may not be available in all states. The GMIB is only available if the annuitant is 75 or younger at contract issue. If you select the GMIB you must select either the MAV death benefit or the EDB.
(3)
Some states may restrict the amount you can allocate to the GPAs and the one-year fixed account. GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.
The contract provides for allocation of purchase payments to the subaccounts of the variable account, to the GPAs and/or to the one-year fixed account in even 1% increments subject to the $1,000 minimum required investment for the GPAs. For contracts with applications signed on or after June 16, 2003, the amount of any purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.
We applied your initial purchase payments to the GPAs, one-year fixed account and subaccounts you select. If we receive your purchase payment at our Service Center before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our Service Center at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.
You may make monthly payments to your contract under a SIP. You must make an initial purchase payment of at least $5,000 in South Carolina, Texas or Washington or $2,000 in all other states. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.
In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.
Householding and delivery of certain documents
With your prior consent, RiverSource Life and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper copy of certain documents to that household. This householding of documents may include prospectuses, supplements, annual reports, semiannual reports and proxies. Your authorization remains in effect unless we are notified otherwise. If you wish to continue receiving multiple copies of these documents, you can opt out of householding by calling us at 1.866.273.7429. Multiple mailings will resume within 30 days after we receive your opt out request.
Contract Exchanges
You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract. Generally, you can exchange one annuity for another or for a qualified long-term care policy in a “tax-free” exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to Internal Revenue Service (IRS) rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a surrender charge when you exchange out of your old contract and a new surrender charge period may begin when you exchange into the new contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for this contract or buy this contract in addition to your old contract, unless you determine it is in your best interest. (See “Taxes — 1035 Exchanges.”)
The Retirement Date
Annuity payouts begin on the retirement date. This means that the contract will be annuitized or converted to a stream of monthly payments. If your contract is annuitized, the contract goes into payout and only the annuity payout provisions continue. You will no longer have access to your contract value. This means that the death benefit and any optional benefits you have elected will end. When we processed your application, we established the retirement date to be the maximum age then in effect (or contract anniversary if applicable). Unless otherwise elected by you, all retirement dates are now automatically set to the maximum age of 95 now in effect. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.
The retirement date must be:
•
no earlier than the 30th day after the contract’s effective date; and no later than

20 RiverSource Signature Variable Annuity — Prospectus

•
the annuitant’s 95th birthday or the tenth contract anniversary, if later,
•
or such other date as agreed to by us but not later than the owner’s 105th birthday.
Six months prior to your retirement start date, we will contact you with your options including the option to postpone your retirement start date to a future date. You can choose to delay the retirement start date of your contract to a date beyond age 95, to the extent allowed by applicable state law and tax laws.
If you do not make an election, annuity payouts using the contract’s default option of annuity payout Plan B – Life with 10 years certain will begin on the retirement start date and your monthly annuity payments will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, we will continue to make payments until 10 years of payments have been made.
Generally, if you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your retirement start date, your contract will not be automatically annuitized (subject to state requirements). However, if you choose, you can elect to request annuitization or take surrenders to meet your required minimum distributions.
Beneficiary
We will pay to your named beneficiary the death benefit if it becomes payable while the contract is in force and before annuity payouts begin. If there is more than one beneficiary, we will pay each beneficiary’s designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary’s completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See “Benefits in Case of Death” for more about beneficiaries.)
Purchase Payments
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.
Minimum purchase payments
If paying by SIP:	$50 for additional payments.
If paying by any other method:	$100 for additional payments.
Maximum total allowable purchase payments*
$1,000,000 for issue ages up to 85
$100,000 for issue ages 86 to 90.
*
This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code’s limits on annual contributions also apply.
How to Make Purchase Payments

1 Electronically and By SIP
Contact your investment professional to move money electronically or to complete the necessary SIP paperwork.

2 By letter
Send your check along with your name and contract number to:
RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
Limitations on Use of Contract
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner’s access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

RiverSource Signature Variable Annuity — Prospectus 21

Charges and Adjustments
Transaction Expenses
Withdrawal Charge
If you withdraw all or part of your contract value, we may deduct a withdrawal charge from the contract value if all or part of the withdrawal amount is from any purchase payment we received less than eight years before the date of withdrawal. In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable guarantee period will be subject to an MVA. (See “Charges and Adjustments – Adjustments – Market Value Adjustments”.) The withdrawal charge helps Us cover sales and distribution expenses.
Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 7%. The withdrawal charge percentage for that payment during the seventh year after it is made is 2%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.
You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount (“TFA”). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:
(a)
is 10% of your prior anniversary’s contract value; and
(b)
is current contract earnings
NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, or the one-year fixed account or GPA. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment to be the prior anniversary’s contract value during the first contract year.
For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:
1.
First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary’s contract value. We do not assess a withdrawal charge on this amount.
2.
Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.
3.
Next, we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.
4.
Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a “first-in, first-out” (FIFO) basis. We do assess a withdrawal charge on these payments.
NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:
PPW = XSF +	(ACV – XSF)	×	(PPNPW – XSF)
(CV – TFA)
If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.
We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.
The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn.
Years from purchase payment receipt	Withdrawal charge percentage
1	7%
2	7
3	6

22 RiverSource Signature Variable Annuity — Prospectus

Years from purchase payment receipt	Withdrawal charge percentage
4	6
5	5
6	4
7	2
Thereafter	0
For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.
The amount of purchase payments withdrawn is calculated using a prorated formula based on the percentage of contract value being withdrawn. As a result, the amount of purchase payments withdrawn may be greater than the amount of contract value withdrawn.
Withdrawal charge calculation example
The following is an example of the calculation we would make to determine the withdrawal charge on a contract with this history:
•
We receive these payments:
–
$10,000 initial;
–
$8,000 on the fifth contract anniversary;
–
$6,000 on the eighth contract anniversary; and
•
You withdraw the contract for its total withdrawal value of $38,101 during the eleventh contract year and make no other withdrawals during that contract year; and
•
The prior anniversary contract value is $38,488.

Withdrawal Charge	Explanation
$0	$3,848.80 is 10% of the prior anniversary’s contract value withdrawn without withdrawal charge; and
0	$10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
0	$10,000 initial purchase payment was received eight or more years before withdrawal and is withdrawn without withdrawal charge; and
400	$8,000 purchase payment is in its fifth year from receipt, withdrawn with a 5% withdrawal charge; and
360	$6,000 purchase payment is in its third year from receipt, withdrawn with a 6% withdrawal charge.
$760
Waiver of withdrawal charges
We do not assess a withdrawal charge for:
•
withdrawals of any contract earnings;
•
withdrawals of amounts totaling up to 10% of your prior contract anniversary’s contract value to the extent they exceed contract earnings;
•
required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which withdrawal charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;
•
contracts settled using an annuity payout plan;
•
death benefits;
•
withdrawals you make under your contract’s “Waiver of Withdrawal Charges” provision. To the extent permitted by state law, your contract will include this provision when you and the annuitant are under age 76 at contract issue. We will waive withdrawal charges that we normally assess upon full or partial withdrawal if you provide proof satisfactory to us that, as of the date you request the withdrawal, you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days; and
•
to the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician’s statement. You must provide us with a licensed physician’s statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

RiverSource Signature Variable Annuity — Prospectus 23

Liquidation charge under Annuity Payout Plan E – Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to withdraw those payments. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment return is 3.5% and 6.67% if the assumed investment return is 5%. The liquidation charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate.
Fixed Payouts: Withdrawal charge for Fixed Annuity Payout Plan E – Payouts for a specified period: If you are receiving annuity payments under this annuity payout plan, you can choose to take a withdrawal and a withdrawal charge may apply.
A withdrawal charge will be assessed against the present value of any remaining guaranteed payouts withdrawn. The discount rate we use in determining present values varies based on: (1) the contract value originally applied to the fixed annuitization; (2) the remaining years of guaranteed payouts; (3) the annual effective interest rate and periodic payment amount for new immediate annuities of the same duration as the remaining years of guaranteed payouts; and (4) the interest spread (currently 1.50%). If we do not currently offer immediate annuities, we will use rates and values applicable to new annuitizations to determine the discount rate.
Once the discount rate is applied and we have determined the present value of the remaining guaranteed payouts you have withdrawn, the present value determined will be multiplied by the withdrawal charge percentage in the table below and deducted from the present value to determine the net present value you will receive.
Number of Completed Years Since Annuitization	Withdrawal charge percentage
0	Not applicable*
1	5%
2	4
3	3
4	2
5	1
6 and thereafter	0
*We do not permit withdrawals in the first year after annuitization.
We will provide a quoted present value (which includes the deduction of any withdrawal charge). You must then formally elect, in a form acceptable to us, to receive this value. The remaining guaranteed payouts following withdrawal will be reduced to zero.
Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.
Annual Contract Expenses
Base Contract Expenses
Base Contract Expenses consist of the contract administrative charge and mortality and expense risk fee.
Contract Administrative Charge
We charge this fee for establishing and maintaining your records. We deduct $30 from the contract value on your contract anniversary or, if earlier, when the contract is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.
We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.
If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.
Variable Account Administrative Charge
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

24 RiverSource Signature Variable Annuity — Prospectus

Mortality and Expense Risk Fee
We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees and they total 1.25% of their average daily net assets on an annual basis. These fees include coverage under any of the three death benefit options. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the one-year fixed account.
Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.
Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.
The subaccounts pay us the mortality and expense risk fee they accrued as follows:
•
first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;
•
then, if necessary, the funds redeem shares to cover any remaining fees payable.
We may use any profits we realize from the subaccounts’ payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses in full.
Adjustments
Market Value Adjustments
We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period. At all other times, and unless one of the exceptions described below applies, we will apply an MVA if you make certain transactions while you have contract value invested in a GPA. The following transactions when applied to a GPA, which we refer to as "early withdrawals," are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. We will not apply a negative MVA to the payment of the death benefit. An MVA may increase the death benefit but will not decrease it.
No MVA will apply to:
•
amounts withdrawn under contract provisions that waive withdrawal charges for Hospital or Nursing Home Confinement and Terminal Illness Diagnosis;
•
automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep Strategy. In some states, the MVA is limited; and
•
amounts deducted for fees and charges.
The application of an MVA may result in either a gain or loss. You could lose up to 100% of the amount withdrawn as a result of a negative MVA. Under certain death benefits, the value of the death benefit is reduced proportionally when you take a partial withdrawal based on the percentage of contract value that is withdrawn. If you request a partial withdrawal from the GPAs that will give you the net amount you requested after we apply any applicable MVA and withdrawal charge, the MVA could increase or decrease the percentage of contract value that is withdrawn. In these circumstances, a negative MVA would increase the impact of a partial withdrawal on the value of the death benefit.
When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The MVA is sensitive to changes in current interest rates. The MVA, which can be zero, positive or negative, reflects the relationship between the guaranteed interest rate that applies to the GPA from which you are taking an early withdrawal and the interest rate we are then currently crediting on new GPAs that mature at the same time. The magnitude of any applicable MVA will depend on the difference in these current guaranteed interest rates at the time of the early withdrawal corresponding to the time remaining in your guarantee period and your guaranteed interest rate. If interest rates have increased, the MVA

RiverSource Signature Variable Annuity — Prospectus 25

will generally be negative and the early withdrawal amount will be less; if interest rates have decreased, the MVA will generally be positive and the early withdrawal amount will be increased. This is summarized in the following table:
If your GPA rate is:	The MVA is:
Less than the new GPA rate + 0.10%	Negative
Equal to the new GPA rate + 0.10%	Zero
Greater than the new GPA rate + 0.10%	Positive

The precise MVA formula we apply is as follows:
Early withdrawal amount	×	[	(1 + i	)	(n/12)	–1	]	=	MVA
1 + j + .001

Where i	=	rate earned in the GPA from which amounts are being transferred or withdrawn.
j	=	current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period (rounded up to the next year).
n	=	number of months remaining in the current Guarantee Period (rounded up to the next month).
Withdrawal charges and other charges applicable to your contract and optional benefit riders you have elected may also apply to an early withdrawal. As noted above, we do not apply MVAs to the amounts we deduct for fees and charges, including withdrawal charges. We will deduct any applicable withdrawal charge from your early withdrawal after applying the MVA. Please note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.
Contact our Service Center at the number listed on the cover page of this prospectus for a quote of the impact an early withdrawal would have on your contract value. Values fluctuate daily and the actual MVA applied at the time an early withdrawal is processed may be more or less than the values quoted at the time of your call. Additional information about MVAs, including MVA examples, is located in the Statement of Additional Information (“SAI”).
The MVA is intended to protect us from losses on the investments we hold to support our guaranteed interest rates when we must pay out amounts that are removed from the GPAs early.
Optional Benefit Charges
Optional Living Benefit Charges
Guaranteed Minimum Income Benefit Rider (GMIB) Fee
We deduct a charge (currently 0.35%) based on adjusted Contract value for this optional feature only if you select it(1). If selected, we deduct the charge from the contract value on your contract anniversary at the end of each contract year. We prorate the GMIB charge among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.
If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate GMIB fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase either GMIB fee after the rider effective date and it does not apply after annuity payouts begin or the GMIB terminates.
We calculate the fee as follows:
0.35% × (CV + ST – FAV)
CV	=	contract value on the contract anniversary
ST	=	transfers from the subaccounts to the GPAs or the one-year fixed account made six months before the contract anniversary.
FAV	=	the value of your GPAs and the one-year fixed account on the contract anniversary.
The result of ST – FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts and not on the GPAs or the one-year fixed account.

26 RiverSource Signature Variable Annuity — Prospectus

Example
•
You purchase the contract with a payment of $50,000 and allocate all of your payment to the subaccounts.
•
During the first contract year your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.
•
On the first contract anniversary the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.
•
The GMIB fee percentage is 0.35%.

We calculate the charge for the GMIB as follows:
Contract value on the contract anniversary:	$73,250
plus transfers from the subaccounts to the one-year fixed account in the six months before the contract anniversary:	+15,000
minus the value of the one-year fixed account on the contract anniversary:	–15,250
$73,000
The GMIB fee charged to you: 0.35% × $73,000 =	255.5
8% Performance Credit Rider (PCR) Fee
We charge a fee of 0.25% of your contract value for this optional feature if you select it. If selected, we deduct the fee from your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest bears to your total contract value. If you select the PCR, you cannot add a GMIB rider.
If the contract is terminated for any reason or when annuity payouts begin, we will deduct the PCR fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.
Fund Fees and Expenses
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds.
Premium Taxes
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.
Valuing Your Investment
We value your accounts as follows:
GPAs and One-Year Fixed Account
We value the amounts you allocate to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:
•
the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account (including any positive or negative MVA on amounts transferred from the GPAs to the one-year fixed account);
•
plus any contract value credits allocated to the GPAs and one-year fixed account;
•
plus interest credited;
•
minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;
•
minus any prorated portion of the contract administrative charge; and
•
minus the prorated portion of the fee for any of the following optional benefits you have selected:
–
Guaranteed Minimum Income Benefit rider
–
Performance Credit rider
Subaccounts
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any contract value credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of

RiverSource Signature Variable Annuity — Prospectus 27

accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).
The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.
Here is how we calculate accumulation unit values:
Number of units: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.
Accumulation unit value: The current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.
We determine the net investment factor by:
•
adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then
•
dividing that sum by the previous adjusted net asset value per share; and
•
subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.
Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.
Factors that affect subaccount accumulation units: Accumulation units may change in two ways — in number and in value.
The number of accumulation units you own may fluctuate due to:
•
additional purchase payments you allocate to the subaccounts;
•
any contract value credits allocated to the subaccounts;
•
transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);
•
partial withdrawals;
•
withdrawal charges;
and the deduction of a prorated portion of:
•
the contract administrative charge; and
•
the fee for any of the following optional benefits you have selected:
–
Guaranteed Minimum Income Benefit rider and/or
–
Performance Credit rider
Accumulation unit values will fluctuate due to:
•
changes in fund net asset value;
•
fund dividends distributed to the subaccounts;
•
fund capital gains or losses;
•
fund operating expenses; and
•
mortality and expense risk fee and the variable account administrative charge.
Contract Value Credits
You are eligible to receive a contract value credit if you select the ROP Death Benefit. Before annuity payouts begin while this contract is in force we will apply contract value credits to your contract beginning on the eighth contract anniversary if there are “eligible purchase payments.” Generally, we will apply contract value credits on an annual basis at your contract anniversary. However, we reserve the right to apply contract value credits on a quarterly or a monthly basis.
Eligible purchase payments: purchase payments not previously withdrawn that are no longer subject to a withdrawal charge (i.e., that are eight or more years old).
Annual contract value credit formula: 0.50% × (CV × (EPP ÷ TPP))

28 RiverSource Signature Variable Annuity — Prospectus

CV	=	contract value at the time of the calculation.
EPP	=	eligible purchase payments at the time of the calculation.
TPP	=	total purchase payments at the time of the calculation.
If we calculate and apply contract value credits on a quarterly basis, we will change the percentage we use in the calculation from 0.50% to 0.125%. If we calculate and apply the credit on a monthly basis, we will change the percentage we use in the calculation from 0.50% to 0.04167%.
We allocate contract value credits to the fixed accounts and subaccounts according to the asset allocation instructions that you have in place at the time we apply the contract value credit. We continue to apply contract value credits for the life of your contract until total withdrawal or annuity payouts begin. The contract value credits will be taxable when we distribute contract value to you.
The contract value credit is available because of lower costs associated with a reduced death benefit guarantee. Because the guaranteed death benefit is lower in situations where the contract value credit is paid, there may be circumstances where you may be worse off for having received the credit than in other contracts. In particular, if the market were to decline, and a death benefit became payable, the amount paid might be less.
Example
•
You purchase a contract with a payment of $100,000 and you select the ROP Death Benefit.
•
You make an additional payment on the fourth contract anniversary of $60,000.
•
Your contract value on the eighth contract anniversary grows to $250,000. We choose to apply contract value credits on an annual basis. Your eligible purchase payment on the eighth contract anniversary is the original $100,000 payment; the additional $60,000 payment made on the fourth contract anniversary is still subject to a withdrawal charge. We calculate the contract value credit as follows:
0.50% × ($250,000 × ($100,000 ÷ $160,000) = $781.25
After application of the contract value credit, your contract value on the eighth contract anniversary would be $250,781.25.

RiverSource Signature Variable Annuity — Prospectus 29

Making the Most of Your Contract
Automated Dollar-Cost Averaging
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.
This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.
How dollar-cost averaging works
By investing an equal number of dollars each month		Month	Amount invested	Accumulation unit value	Number of units purchased
		Jan	$100	$20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		Jun	100	18	5.56
		Jul	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.
Tiered Dollar-Cost Averaging (Tiered DCA) Program
If your net contract value(1) is at least $10,000, you can choose to participate in the Tiered DCA program. There is no charge for the Tiered DCA program. Under the Tiered DCA program, you can allocate a new purchase payment to one of two Tiered DCA accounts. We determine which Tiered DCA account you are eligible for as follows:
If your net contract value(1) is…	we allocate your new purchase payment to:
$10,000–$49,999	Tier 1 DCA account
$50,000 or more	Tier 2 DCA account(2)
(1)
“Net contract value” equals your current contract value plus any new purchase payment you make. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, withdrawal requests and exchange requests submitted with your application.
(2)
You cannot allocate your new purchase payments to a Tier 1 DCA account if you are eligible to participate in a Tier 2 DCA account.
You may only allocate a new purchase payment of at least $1,000 to the Tiered DCA account for which you are eligible. You cannot transfer existing contract values into the Tiered DCA account. Each Tiered DCA account lasts for only six months from the time we receive your first purchase payment. We make monthly transfers of your total Tiered DCA account value into the GPAs, the one-year fixed account and/or subaccounts you select over the six-month period. If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.
We reserve the right to credit a lower interest rate to each Tiered DCA account if you select the GPAs or the one-year fixed account as part of your Tiered DCA transfers. We credit higher rates on the Tier 2 DCA account than on the Tier 1 DCA account. We will change the interest rate on each Tiered DCA account from time to time at our discretion. From

30 RiverSource Signature Variable Annuity — Prospectus

time to time, we may credit interest to the Tiered DCA account at promotional rates that are higher than those we credit to the one-year fixed account. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes. We credit each Tiered DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six-month period on the balance remaining in your Tiered DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Tiered DCA account into the accounts you selected.
If you make additional purchase payments while a Tiered DCA account term is in progress, the amounts you allocate to an existing Tiered DCA account will be transferred out of the Tiered DCA account over the remainder of the term. If you are funding a Tiered DCA account from multiple sources, we apply each purchase payment to the account and credit interest on that purchase payment on the date we receive it. This means that all purchase payments may not be in the Tiered DCA account at the beginning of the six-month period. Therefore, you may receive less total interest than you would have if all your purchase payments were in the Tiered DCA account from the beginning. If we receive any of your multiple payments after the six-month period ends, you can either allocate those payments to a new Tiered DCA account (if available) or to any other accounts available under your contract.
You cannot participate in the Tiered DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Tiered DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Tiered DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.
You may terminate your participation in the Tiered DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Tiered DCA account balance. We will transfer the remaining balance from your Tiered DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify. Similarly, if we cannot accept any additional purchase payments into the Tiered DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.
We can modify the terms or discontinue the Tiered DCA program at any time. Any modifications will not affect any purchase payments that are already in a Tiered DCA account. For more information on the Tiered DCA program, contact your investment professional.
The Tiered DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.
Asset Rebalancing
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.
You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Tiered DCA program and you change your subaccount asset allocation for the asset rebalancing program, we will change your subaccount asset allocation under the Tiered DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.
Transferring Among Accounts
You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.
The date your request to transfer will be processed depends on when and how we receive it:
For transfer requests received in writing:
•
If we receive your transfer request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

RiverSource Signature Variable Annuity — Prospectus 31

•
If we receive your transfer request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
For transfer requests received by phone:
•
If we receive your transfer request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•
If we receive your transfer request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.
We may suspend or modify transfer privileges at any time.
For information on transfers after annuity payouts begin, see “Transfer Policies” below.
Transfer Policies
•
Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to further limit transfers to the GPAs and one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.
•
It is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction. For contracts with applications signed on or after June 16, 2003, the amount of contract value transferred to the GPAs and the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value. The time limitations on transfers from the GPAs and one-year fixed account will be enforced, and transfers out of the GPAs and one-year fixed account are limited to 30% of the GPA and one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the one-year fixed account. You should carefully consider whether the one-year fixed account meets your investment criteria before you invest.
•
You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value unless an exception applies (see “Charges and Adjustments – Adjustments - Market Value Adjustments”).
•
If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.
•
If you select a variable payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.
•
Once annuity payouts begin, you may not make any transfers to the GPAs.
*
Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.
Market Timing
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.
We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a contract if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the contract. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing

32 RiverSource Signature Variable Annuity — Prospectus

policies and procedures we apply to transfers among the subaccounts of the contract, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.
Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:
•
diluting the value of an investment in an underlying fund in which a subaccount invests;
•
increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,
•
preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.
Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.
In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of contract value among the subaccounts of the variable account:
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90-day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.
If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:
•
requiring transfer requests to be submitted only by first-class U.S. mail;
•
not accepting hand-delivered transfer requests or requests made by overnight mail;
•
not accepting telephone or electronic transfer requests;
•
requiring a minimum time period between each transfer;
•
not accepting transfer requests of an agent acting under power of attorney;
•
limiting the dollar amount that you may transfer at any one time;
•
suspending the transfer privilege; or
•
modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.
Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.
Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to identify and restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.
In addition to the market timing policy described above, which applies to transfers among the subaccounts within your contract, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your contract and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include, but not be limited to, providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier, and the details of your contract transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of contract value to or from the underlying fund,

RiverSource Signature Variable Annuity — Prospectus 33

and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the contract in several ways, including but not limited to:
•
Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.
•
Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we will attempt to execute transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.
•
Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.
•
Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.
For more information about the market timing policies and procedures of an underlying fund, the risks that market timing pose to that fund, and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.
How to Request a Transfer or Withdrawal

1 By automated transfers and automated partial withdrawals
Your investment professional can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.
You can start or stop this service by written request or other method acceptable to us.
You must allow 30 days for us to change any instructions that are currently in place.
•
Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.
For contracts with applications signed on or after June 16, 2003, the time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.
•
Automated withdrawals may be restricted by applicable law under some contracts.
•
You may not make systematic purchase payments if automated partial withdrawals are in effect.
•
Automated partial withdrawals may result in income taxes and penalties on all or part of the amount withdrawn.

Minimum amount
Transfers or withdrawals:	$100 monthly
$250 quarterly, semiannually or annually

2 By phone
Call:
1-800-333-3437
Minimum amount
Transfers or withdrawals:	$500 or entire account balance

34 RiverSource Signature Variable Annuity — Prospectus

Maximum amount
Transfers:	Contract value or entire account balance
Withdrawals:	$100,000
We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.
We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.
Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

3 By letter
Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our Service Center:
RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
Minimum amount
Transfers or withdrawals:	$500 or entire account balance

Maximum amount
Transfers or withdrawals:	Contract value or entire account balance
*
Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.
Withdrawals
You may withdraw all or part of your contract at any time before the retirement date by sending us a written request or calling us.
The date your withdrawal request will be processed depends on when and how we receive it:
For withdrawal requests received in writing:
•
If we receive your withdrawal request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request.
•
If we receive your withdrawal request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request.
For withdrawal requests received by phone:
•
If we receive your withdrawal request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request.
•
If we receive your withdrawal request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request.
We may ask you to return the contract. You may have to pay a contract administrative charge, withdrawal charges or any applicable optional rider charges (see “Charges and Adjustments”), federal income taxes and penalties. State and local income taxes may also apply (see “Taxes”). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See “The Annuity Payout Period – Annuity Payout Plans.”)
Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see “Optional Benefits”). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see “Taxes – Qualified Annuities – Required Minimum Distributions”).

RiverSource Signature Variable Annuity — Prospectus 35

Withdrawal Policies
If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. After executing a partial withdrawal, the value in each subaccount , one-year fixed account or GPA must be either zero or at least $50.
Receiving Payment

1 By electronic payment
•
request that payment be sent electronically to your bank payable to you;
•
pre-authorization required.

2 By regular or express mail
•
payable to you;
•
mailed to address of record.
NOTE: We will charge you a fee if you request express mail delivery.
We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional good order requirements that must be met prior to processing requests to make any payments to a party other than the owner or to an address other than the address of record. These requirements will be designed to ensure owner instructions are genuine and to prevent fraud.
Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:
–
the NYSE is closed, except for normal holiday and weekend closings;
–
trading on the NYSE is restricted, according to SEC rules;
–
an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or
–
the SEC permits us to delay payment for the protection of security holders.
We may also postpone payment of the amount attributable to a purchase payment as part of the total withdrawal amount until cleared from the originating financial institution.
TSA – Special Provisions
Participants in Tax-Sheltered Annuities
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.
In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.
The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.
The Code imposes certain restrictions on your right to receive early distributions from a TSA:
•
Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:
–
you are at least age 59½;

36 RiverSource Signature Variable Annuity — Prospectus

–
you are disabled as defined in the Code;
–
you severed employment with the employer who purchased the contract;
–
the distribution is because of your death;
– you are terminally ill as defined in the Code;
– you are adopting or are having a baby;
– you are supplying Personal or Family Emergency Expense;
– you are a Domestic Abuse Victim;
– you are in need to cover Expenses and losses on account of a FEMA declared disaster;
–
the distribution is due to plan termination; or
–
you are a qualifying military reservist.
•
If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.
•
Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see “Taxes”).
•
The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.
Changing Ownership
You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our Service Center. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.
If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See “Taxes.”)
If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.
Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.

RiverSource Signature Variable Annuity — Prospectus 37

Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Contract.
Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Standard Benefits (no additional charge)
Dollar Cost Averaging	Allows the systematic transfer of a specified dollar amount among the subaccounts or from the one-year fixed account to one or more eligible subaccounts	N/A	N/A
•Transfers out of the one-year fixed
account to any of the subaccounts
may not exceed the amount that if
continued, would deplete the
one-year fixed account within 12
months
•For contracts signed prior
June 16, 2003, transfers out of the
one-year fixed account, are not
limited
•For contracts signed on or after
June 16, 2003, transfers out of the
one-year fixed account, including
automated transfers, are limited to
30% of one-year fixed account value
at the beginning of the contract year
or $10,000, whichever is greater

Tiered Dollar Cost Averaging (Tiered DCA)	Allows the systematic transfer from the Tiered DCA fixed account to the GPAs, the one-year fixed account and/or one or more eligible subaccounts	N/A	N/A
•Net contract value must be at least
$10,000 to participate
•Must be funded with a purchase
payment of at least $1,000, not
transferred contract value
•Only 6-month option available
•We reserve the right to credit a
lower interest rate to each
Tiered DCA account if you select the
GPAs or the one-year fixed account
as part of your Tiered DCA transfers
•Not allowed if payments are made
from the Systematic Investment
Plan

Asset Rebalancing	Allows you to have your investments periodically rebalanced among the subaccounts to your pre-selected percentages	N/A	N/A
•You must have $2,000 in Contract
Value to participate.
•We require 30 days notice for you to
change or cancel the program
•You can request rebalancing to be
done either quarterly, semiannually
or annually

Automated Partial Withdrawals /Systematic Withdrawals	Allows automated partial withdrawals from the contract	N/A	N/A	•Additional systematic payments are not allowed with automated partial withdrawals •May result in income taxes and IRS penalty on all or a portion of amounts surrendered
Nursing Home or Hospital Confinement	Allows you to withdraw contract value without a withdrawal charge	N/A	N/A	•You must be confined to a hospital or nursing home for the prior 60 days •You must be under age 76 on the contract issue date and

38 RiverSource Signature Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
				confinement must start after the contract issue date •Amount withdrawn must be paid directly to you
Terminal Illness	Allows you to withdraw contract value without a withdrawal charge	N/A	N/A
•Terminal Illness diagnosis must
occur in after the first contract year
•Must be terminally ill and not
expected to live more than 12
months from the date of the
licensed physician statement
•Must provide us with a licensed
physician’s statement containing
the terminal illness diagnosis and
the date the terminal illness was
initially diagnosed
•Amount withdrawn must be paid
directly to you

Death Benefits
ROP Death Benefit	Provides a death benefit equal to the greatest of these values minus any applicable rider charges: Contract Value or total purchase payments applied to the contract, minus adjusted partial withdrawals	1.40% of contract value	1.40%
•Must be elected at contract issue
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals, and such reductions
could be significant
•May be eligible for contract value
credit
•Annuitizing the Contract terminates
the benefit

MAV Death Benefit	Provides a death benefit equal to the greatest of greatest of these values minus any applicable rider charges: Contract Value, total purchase payments applied to the contract, minus adjusted partial withdrawals, or the maximum anniversary value immediately preceding the date of death plus any purchase payments since that anniversary minus adjusted partial withdrawals	1.40% of contract value	1.40%
•Available to owners age 79 and
younger
•Must be elected at contract issue
•No longer eligible to increase on
any contract anniversary following
your 81st birthday.
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant.
•Annuitizing the Contract terminates
the benefit

EDB Death Benefit	Provides a death benefit equal to the greatest of these values minus any applicable rider charges: Contract Value, total	1.40% of contract value	1.40%	•Available to owners age 79 and younger •Must be elected at contract issue •No longer eligible to increase on any contract anniversary following your 81st birthday

RiverSource Signature Variable Annuity — Prospectus 39

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations

purchase payments
applied to the contract,
minus adjusted partial
withdrawals, the
maximum anniversary
value immediately
preceding the date of
death plus any
purchase payments
since that anniversary
minus adjusted partial
withdrawals; or the 5%
rising floor

•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant•
•Annuitizing the Contract terminates
the benefit

Optional Benefits
Guaranteed Minimum Income Benefit Rider (GMIB)	Provides guaranteed minimum lifetime income regardless of investment performance	0.35% of adjusted contract value	0.35%
•Available to owners age 75 or
younger
•Must be elected at contract issue,
but some exceptions apply
•Certain withdrawals could
significantly reduce the GMIB
benefit base, which may reduce or
eliminate the amount of annuity
payments
•May have limitations on allocation
to the Money Market fund

Performance Credit Rider (PCR)	Provides additional benefit if your earnings are less than the target value on the tenth rider anniversary	0.25% of contract value	0.25%
•Must be elected at contract issue
•Not available with GMIB rider
•May not provide additional benefit
before the tenth contract
anniversary and it may not be
appropriate for issue ages 75 and
older due to a required waiting
period
•May have limitations on allocation
to the GPAs, one-year fixed account,
and Money Market fund

Benefits in Case of Death – Standard Death Benefit
There are three death benefit options under this contract:
•
ROP Death Benefit;
•
MAV Death Benefit; and
•
Enhanced Death Benefit.
If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If both you and the annuitant are 79 or younger at contract issue, you can elect either the ROP death benefit, the MAV death benefit or EDB death benefit rider (if its available in your state) on your application. If you select GMIB you must select either the MAV death benefit or the EDB death benefit rider. Once you elect an option, you cannot change it. We show the option that applies in your contract. The death benefit option that applies determines the mortality and expense risk fee that is assessed against the subaccounts. (See “Charges and Adjustments – Annual Contract Expenses – Mortality and Expense Risk Fee.”) There are no additional charges for any of the death benefit options. However, if you select ROP death benefit you may be eligible for contract value credits (see “Valuing Your Investments — Contract Value Credits”).

40 RiverSource Signature Variable Annuity — Prospectus

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant’s death if you die before the retirement start date while this contract is in force. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.
Return of Purchase Payments (ROP) Death Benefit
The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of these two values, minus any applicable rider charges:
1.
contract value; or
2.
total purchase payments applied to the contract minus adjusted partial withdrawals.

Adjusted partial withdrawals for the ROP or MAV death benefit	=	PW × DB
CV

PW	=	the amount by which the contract value is reduced as a result of the partial withdrawal.
DB	=	the death benefit on the date of (but prior to) the partial withdrawal.
CV	=	contract value on the date of (but prior to) the partial withdrawal.
Example
•
You purchase the contract with a payment of $20,000.
•
On the first contract anniversary you make an additional purchase payment of $5,000.
•
During the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal.
•
During the third contract year the contract value grows to $23,000.

We calculate the ROP death benefit as follows:
Contract value at death:	$23,000.00
Purchase payments minus adjusted partial withdrawals:
Total purchase payments:	$25,000.00
minus adjusted partial withdrawals calculated as:
$1,500 × $25,000 =	–1,704.55
$22,000
for a death benefit of:	$23,295.45
ROP death benefit, calculated as the greatest of these two values:		$23,295.45
Maximum Anniversary Value (MAV) Death Benefit
The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the MAV death benefit is appropriate for your situation.
If both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract. Once you select the MAV death benefit you may not cancel it. If you select the Guaranteed Minimum Income Benefit Rider you must select either the MAV death benefit or the EDB death benefit rider.
The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these three values, minus any applicable rider charges:
1.
contract value;
2.
total purchase payments applied to the contract minus adjusted partial withdrawals; or
3.
the maximum anniversary value immediately preceding the date of death plus any purchase payments applied to the contract since that anniversary minus adjusted partial withdrawals since that anniversary.
Maximum anniversary value (MAV): We calculate the MAV on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary’s MAV (plus any purchase payments since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the higher value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial withdrawals from the MAV.

RiverSource Signature Variable Annuity — Prospectus 41

Example
•
You purchase the contract with a payment of $20,000.
•
On the first contract anniversary the contract value grows to $29,000.
•
During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

We calculate the MAV death benefit as follows:
Contract value at death:	$20,500.00
Purchase payments minus adjusted partial withdrawals:
Total purchase payments:	$20,000.00
minus adjusted partial withdrawals, calculated as:
$1,500 × $20,000 =	–1,363.64
$22,000
for a death benefit of:	$18,636.36
The MAV immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial withdrawals:
MAV on the prior anniversary:	$29,000.00
plus purchase payments made since the prior anniversary:	+0.00
minus adjusted partial withdrawals, calculated as:
$1,500 × $29,000 =	–1,977.27
$22,000
for a death benefit of:	$27,022.73
The MAV death benefit, calculated as the greatest of these three values:		$27,022.73
Enhanced Death Benefit (EDB)
The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the EDB is appropriate for your situation.
If this rider is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB to your contract. If you select the Guaranteed Minimum Income Benefit Rider you must select either the MAV death benefit or the EDB rider.
The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these three values, minus any applicable rider charges:
1.
contract value;
2.
total purchase payments applied to the contract minus adjusted partial withdrawals; or
3.
the 5% rising floor.
5% rising floor: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:
•
the amounts allocated to the subaccounts at issue increased by 5%;
•
plus any subsequent amounts allocated to the subaccounts;
•
minus adjusted transfers and partial withdrawals from the subaccounts.
Thereafter, we continue to add subsequent purchase payments allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary’s variable account floor. We stop adding this amount after you or the annuitant reach age 81.
5% rising floor adjusted transfers or partial withdrawals	=	PWT × VAF
SV

PWT	=	the amount by which the contract value in the subaccounts is reduced as a result of the partial withdrawal or transfer from the subaccounts.
VAF	=	variable account floor on the date of (but prior to) the transfer or partial withdrawal.
SV	=	value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.

42 RiverSource Signature Variable Annuity — Prospectus

Example
•
You purchase the contract with a payment of $25,000 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.
•
On the first contract anniversary, the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200.
•
During the second contract year the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

The death benefit is calculated as follows:
Contract value at death:	$22,800.00
Purchase payments minus adjusted partial withdrawals:
Total purchase payments:	$25,000.00
minus adjusted partial withdrawals, calculated as:
$1,500 × $25,000 =	–1,543.21
$24,300
for a death benefit of:	$23,456.79
for a MAV death benefit of:
The 5% rising floor:
The variable account floor on the first contract anniversary, calculated as: 1.05 x $20,000 =	$21,000.00
plus amounts allocated to the subaccounts since that anniversary:	+0.00
minus the 5% rising floor adjusted partial withdrawal from the subaccounts, calculated as:
$1,500 × $21,000 =	–1,657.89
$19,000
variable account floor benefit:	$19,342.11
plus the one-year fixed account value:	+5,300.00
5% rising floor (value of the GPAs, one-year fixed account and the variable account floor):	$24,642.11
The EDB death benefit, calculated as the greatest of these three values:		$24,642.11
If You Die Before Your Retirement Date
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract’s value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled. Death claim requirements generally include due proof of death and will be detailed in the claim materials we send upon notification of death.
Nonqualified annuities
If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must give us written instructions to continue the contract as owner. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider, if selected, will terminate. (See “Optional Benefits.”)
If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:
•
the beneficiary elects in writing, and payouts begin no later than one year after your death, or other date as permitted by the IRS; and
•
the payout period does not extend beyond the beneficiary’s life or life expectancy.

RiverSource Signature Variable Annuity — Prospectus 43

Qualified annuities
The information below has been revised to reflect regulations issued by the Internal Revenue Service that describe the requirements for required minimum distributions when a person or entity inherit assets held in an IRA, 403(b) or qualified retirement plan. This proposal is not final and may change. Contract owners are advised to work with a tax professional to understand their required minimum distribution obligations under the proposed regulations and federal law. The proposed regulations can be found in the IRS Notice 2024-35.
•
Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 73. If you attained age 73 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.
Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider, if selected, will terminate. (See “Optional Benefits.”)
•
Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs on or after Jan. 1, 2020, the beneficiary is required to withdraw his or her entire inherited interest by December 31 of the 10th year following your date of death unless they qualify as an “eligible designated beneficiary.” Your beneficiary may be required to take distributions during the 10-year period if you died after your Required Beginning Date. Eligible designated beneficiaries may continue to take proceeds out over your life expectancy if you died prior to your Required Beginning Date or over the greater of your life expectancy or their life expectancy if you died after your Required Beginning Date. Eligible designated beneficiaries include the surviving spouse: the surviving spouse;
•
a lawful child of the owner under the age of 21 (remaining amount must be withdrawn by the earlier of the end of the year the minor turns 31 or end of the 10th year following the minor's death);disabled within the meaning of Code section 72(m)(7);
•
chronically ill within the meaning of Code section 7702B(c)(2);
•
any other person who is not more than 10 years younger than the owner.
However, non-natural beneficiaries, such as estates and charities, are subject to a five-year rule to distribute the IRA if you died prior to your Required Beginning Date.
We will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under a payout plan available under this contract and:
•
the beneficiary elects in writing, and payouts begin, no later than one year following the year of your death; and
•
the payout period does not extend beyond December 31 of the 10th year following your death or the applicable life expectancy for an eligible designated beneficiary.
•
Spouse and Non-spouse beneficiary: If a beneficiary elects an alternative payment plan which is an inherited qualified annuity, all optional death benefitsand living benefits will terminate. In the event of your beneficiary’s death, their beneficiary can elect to take a lump sum payment or annuitize the contract to deplete it within 10 years of your beneficiary’s death
•
Annuity payout plan: If you elect an annuity payout plan, the payouts to your beneficiary may continue depending on the annuity payout plan you elect, subject to adjustment to comply with the IRS rules and regulations.
How we handle contracts under unclaimed property laws
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of one to five years from either 1) the contract’s maturity date (the latest day on which income payments may begin under the contract) or 2) the date the death benefit is due and payable. If a contract matures or we determine a death benefit is payable, we will use our best efforts to locate you or designated beneficiaries. If we are unable to locate you or a beneficiary, proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown in our books and records, or to our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment, and ensure an effective process for your beneficiaries, it is important that your personal address and beneficiary designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each beneficiary. Updates to your address or beneficiary designations should be sent to our Service Center.
Escheatment may also be required by law if a known beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If your beneficiary steps forward (with the proper documentation) to claim escheated annuity proceeds, the state is obligated to pay any such proceeds it is holding.

44 RiverSource Signature Variable Annuity — Prospectus

For nonqualified deferred annuities, non-spousal death benefits are generally required to be distributed and taxed within five years from the date of death of the owner.
Optional Benefits
The assets held in our general account support the guarantees under your contract, including optional death benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.
Optional Living Benefits
Guaranteed Minimum Income Benefit Rider (GMIB)
The GMIB is intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a GMIB rider is appropriate for your situation because:
•
you must hold the GMIB for seven years;
•
the GMIB rider terminates* 30 days following the contract anniversary after the annuitant’s 86th birthday;
•
you can only exercise the GMIB within 30 days after a contract anniversary;
•
the 6% rising floor value we use in the GMIB benefit base to calculate annuity payouts under the GMIB is limited after age 81; and
•
there are additional costs associated with the rider.
*
The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.
Be sure to discuss with your investment professional whether either GMIB rider option is appropriate for your situation.
If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy required minimum distributions, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see “Taxes — Qualified Annuities — Required Minimum Distributions”). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.
If this rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional annual charge (see “Charges and Adjustments”). You cannot select this rider if you select the 8% Performance Credit Rider. You must elect the GMIB along with either the MAV death benefit or the EDB death benefit rider at the time you purchase your contract and your rider effective date will be the contract issue date.
In some instances we may allow you to add the GMIB to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, transfers and withdrawals in the GMIB calculations.
Investment selection under the GMIB: You may allocate your purchase payments or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in the Columbia Variable Portfolio — Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB if you have not satisfied the limitation after 60 days.
Exercising the GMIB:
•
you may only exercise the GMIB within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.
•
the annuitant on the retirement date must be between 50 and 86 years old.

RiverSource Signature Variable Annuity — Prospectus 45

•
you can only take an annuity payout under one of the following annuity payout plans:
–
Plan A – Life Annuity — no refund
–
Plan B – Life Annuity with ten years certain
–
Plan D – Joint and last survivor life annuity — no refund
•
you may change the annuitant for the payouts.
When you exercise your GMIB, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the “1983 Individual Annuitant Mortality Table A” with 100% Projection Scale G and an interest rate of 2.5%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.
First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:
Pt-1 (1 + i)	= Pt
1.05

Pt–1	=	prior annuity payout
Pt	=	current annuity payout
i	=	annualized subaccount performance
Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.
The GMIB benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base (described below) equal to the largest value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates we use in the 2.5% Table to calculate the minimum annuity payouts you will receive if you exercise the GMIB. If the GMIB benefit base is greater than the contract value, the GMIB may provide a higher annuity payout level than is otherwise available. However, the GMIB uses guaranteed annuity purchase rates which may result in annuity payouts that are less than the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB may be less than the income the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB, you will receive the higher standard payout option. The GMIB does not create contract value or guarantee the performance of any investment option.
GMIB benefit base: If the GMIB is effective at contract issue, the GMIB benefit base is the greatest of:
•
contract value;
•
total purchase payments minus adjusted partial withdrawals; or
•
the 6% rising floor.
•
6% rising floor: This is the sum of the value of the GPAs, one-year fixed account and the variable account floor. We calculate the variable account floor on each contract anniversary through age 80. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we set the variable account floor equal to:
•
the initial purchase payments allocated to the subaccounts increased by 6%;
•
plus any subsequent amounts allocated to the subaccounts; and
•
minus adjusted transfers or partial withdrawals from the subaccounts.
Every contract anniversary after that, through age 80, we reset the variable account floor by accumulating the prior anniversary’s variable account floor at 6% plus any subsequent amounts allocated to the subaccounts minus adjusted transfers or partial withdrawals from the subaccounts. We stop resetting the variable account floor after you or the annuitant reach age 81. However, we continue to add subsequent amounts you allocate to the subaccounts and subtract adjusted transfers or partial withdrawals from the subaccounts.
Keep in mind that the 6% rising floor is limited after age 81.

46 RiverSource Signature Variable Annuity — Prospectus

We reserve the right to exclude from the GMIB benefit base any purchase payments you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments. If we exercise this right, we:
•
subtract each payment adjusted for market value from the contract value.
•
subtract each payment from the 6% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 6% for the number of full contract years they have been in the contract before we subtract them from the 6% rising floor.
For each payment, we calculate the market value adjustment to the contract value, the GPAs and the one-year fixed account value of the 6% rising floor as:
PMT × CVG
ECV

PMT	=	each purchase payment made in the five years before you exercise the GMIB.
CVG	=	current contract value at the time you exercise the GMIB.
ECV	=	the estimated contract value on the anniversary prior to the payment in question. We assume that all payments and partial withdrawals occur at the beginning of a contract year.
For each payment, we calculate the 6% increase of payments allocated to the subaccounts as:
PMT	×	(1.06)CY

CY	=	the full number of contract years the payment has been in the contract.
Terminating the GMIB
•
You may terminate the rider within 30 days after the first rider anniversary.
•
You may terminate the rider any time after the seventh rider anniversary.
•
The rider will terminate on the date:
–
you make a full withdrawal from the contract;
–
a death benefit is payable; or
–
you choose to begin taking annuity payouts under the regular contract provisions.
•
The GMIB rider will terminate* 30 days following the contract anniversary after the annuitant’s 86th birthday.
*
The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.
Example
•
You purchase the contract during the 2004 calendar year with a payment of $100,000 and you allocate all of your purchase payment to the subaccounts.
•
There are no additional purchase payments and no partial withdrawals.
•
Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.
•
Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

Contract anniversary	Contract value	Purchase payments	6% rising floor	GMIB benefit base
1	$107,000	$100,000	$106,000
2	125,000	100,000	112,360
3	132,000	100,000	119,102
4	150,000	100,000	126,248
5	85,000	100,000	133,823
6	120,000	100,000	141,852
7	138,000	100,000	150,363	$150,363
8	152,000	100,000	159,388	159,388
9	139,000	100,000	168,948	168,948
10	126,000	100,000	179,085	179,085
11	138,000	100,000	189,830	189,830
12	147,000	100,000	201,220	201,220
13	215,000	100,000	213,293	215,000

RiverSource Signature Variable Annuity — Prospectus 47

Contract anniversary	Contract value	Purchase payments	6% rising floor	GMIB benefit base
14	234,000	100,000	226,090	234,000
15	240,000	100,000	239,655	240,000
NOTE: The 6% rising floor value is limited after age 81, but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.
If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:
Contract anniversary at exercise	GMIB Benefit Base	Plan A – life annuity — no refund	Minimum Guaranteed Monthly Income
			Plan B – life annuity with ten years certain	Plan D joint and last survivor life annuity — no refund
10	$179,085 (6% Rising Floor)	$872.14	$850.65	$691.27
15	240,000 (Contract Value)	1,346.40	1,286.40	1,034.40
The payouts above are shown at guaranteed annuity rates we use in the 2.5% Table. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:
Contract anniversary at exercise	GMIB Benefit Base	Plan A – life annuity — no refund	Plan B – life annuity with ten years certain	Plan D joint and last survivor life annuity — no refund
10	$126,000	$650.16	$632.52	$520.38
15	240,000	1,416.00	1,351.20	1,096.80
In the example above, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract.
8% Performance Credit Rider (PCR)
The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the seventh and tenth rider anniversaries (see below). This is an optional benefit you may select for an additional annual charge of 0.25% of your contract value. The PCR does not provide any additional benefit before the seventh rider anniversary and it may not be appropriate for issue ages 83 or older due to this required holding period. Be sure to discuss with your investment professional whether or not the PCR is appropriate for your situation.
If the PCR is available in your state, you may choose to add this benefit to your contract at issue. You cannot select the PCR if you select the GMIB.
In some instances we may allow you to add the PCR to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the PCR on the next contract anniversary and this would become the rider effective date. For purposes of calculating the target value under these circumstances, we consider the contract value on the rider effective date to be the first contract year’s purchase payments.
Investment selection under the PCR: You may allocate your purchase payments or transfers to any of the subaccounts, GPAs or the one-year fixed account. However, we reserve the right to limit the aggregate amount in the GPAs and the one-year fixed account and amounts you allocate to subaccounts investing in the Columbia Variable Portfolio — Government Money Market Fund (Class 3) to 10% of your total contract value. If we are required to activate this restriction, and you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.
Target value: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year’s purchase payments minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 8%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary’s target value and any additional purchase payments minus the target value adjusted partial withdrawals at an annual effective rate of 8%.

48 RiverSource Signature Variable Annuity — Prospectus

Target value adjusted partial withdrawals	=	PW × TV
CV

PW	=	the partial withdrawal including any applicable withdrawal charge or MVA.
TV	=	the target value on the date of (but prior to) the partial withdrawal.
CV	=	contract value on the date of (but prior to) the partial withdrawal.
Your benefits under the PCR are as follows:
(a)
If on the seventh rider anniversary your contract value is less than the target value, we will add a PCR credit to your contract equal to:

3%	×	(PP – PCRPW – PP5)

PP	=	total purchase payments.
PCRPW	=
PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider anniversary). For a more detailed description of the PCR adjusted partial withdrawal please see
Appendix B.

PP5	=	purchase payments made in the prior five years.
We apply the PCR credit to your contract on the seventh rider anniversary and allocate it among the fixed accounts and subaccounts according to your current asset allocation.
(b)
If on the tenth rider anniversary your contract value is less than the target value, we will add a PCR credit to your contract equal to:

5%	x	(PP – PCRPW – PP5)
We restart the calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year’s payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each seven- and ten-year period as described above.
PCR reset: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year’s payments for the calculating the target value and any applicable PCR credit. The next calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.
Terminating the PCR
•
You may terminate the PCR within 30 days following the first contract anniversary after the PCR rider effective date.
•
You may terminate the PCR within 30 days following the later of the tenth contract anniversary after the PCR rider effective date or the last rider reset date.
•
The PCR will terminate on the date:
–
you make a full withdrawal from the contract;
–
that a death benefit is payable; or
–
you choose to begin taking annuity payouts.
Example
•
You purchase the contract with a payment of $104,000.
•
There are no additional purchase payments and no partial withdrawals.
•
On the seventh contract anniversary, the contract value is $150,000.
•
We determine the target value on the seventh contract anniversary as your purchase payments (there are no partial withdrawals to subtract) accumulated at an annual effective rate of 8% or:
$104,000 × (1.08)7 = $104,000 × 1.71382 = $178,237.72.
Your contract value ($150,000) is less than the target value ($178,237.72) so we will add a PCR credit to your contract equal to 3% of your purchase payments (there are no partial withdrawals or purchase payments made in the last five years to subtract), which is:
0.03 × $104,000 = $3,120.
After application of the PCR credit, your total contract value would be $153,120.

RiverSource Signature Variable Annuity — Prospectus 49

•
On the tenth contract anniversary, the contract value is $220,000.
•
We determine the target value on the tenth contract anniversary as your purchase payments (there are no partial withdrawals to subtract) accumulated at an annual effective rate of 8% or:
$104,000 × (1.08)10 = $104,000 × 2.158924 = $224,528.20.
Your contract value ($220,000) is less than the target value ($224,528.20) so we will add a PCR credit to your contract equal to 5% of your purchase payments (there are no partial withdrawals or purchase payments made in the last five years to subtract), which is:
0.05 × $104,000 = $5,200.
After application of the PCR credit, your total contract value would be $225,200.
•
The PCR calculation period automatically restarts on the tenth contract anniversary with the target values first year’s payments equal to $225,200. We would make the next PCR credit determination on the twentieth contract anniversary.
The Annuity Payout Period
As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. Currently, we make annuity payments on a monthly, quarterly, semi-annually and annual basis. Assuming the initial payment is on the same date, more frequent payments will generally result in higher total payments over the year. As discussed below, certain annuity payout options have a “guaranteed period,” during which payments are guaranteed to continue. Longer guaranteed periods will generally result in lower monthly annuity payment amounts. With a shorter guaranteed period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.
We do not deduct any withdrawal charges upon retirement but withdrawal charges may apply when electing to exercise liquidity features we may make available under certain fixed annuity payout options.
You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date after any rider charges have been deducted. Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. Special rules apply for partial annuitization of your annuity contract, see “Taxes – Nonqualified Annuities – Annuity Payouts” and “Taxes – Qualified Annuities – Annuity Payouts.” If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.
Amounts of fixed and variable payouts depend on:
•
the annuity payout plan you select;
•
the annuitant’s age and, in most cases, sex;
•
the annuity table in the contract; and
•
the amounts you allocated to the accounts at settlement.
In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts generally remain the same from month to month unless you have elected an option providing for increasing payments.
For information with respect to transfers between accounts after annuity payouts begin, see “Making the Most of Your Contract – Transfer Policies.”
Annuity Tables
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant’s sex. (Where required by law, we will use a unisex table of settlement rates.)
Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

50 RiverSource Signature Variable Annuity — Prospectus

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.
Annuity Payout Plans
We make available variable annuity payouts where payout amounts will vary based on the performance of the variable account. We may also make fixed annuity payouts available where payments of a fixed amount are made for the period specified in the plan, subject to any surrender we may permit. You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before the retirement date. Generally, you may select one of the Plans A through E below or another plan agreed to by us.
•
Plan A – Life annuity – no refund: We make monthly payouts until the annuitant’s death. Payouts end with the last payout before the annuitant’s death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.
•
Plan B – Life annuity with five, ten or 15 years certain: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period in the event the annuitant dies before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant’s death.
•
Plan C – Life annuity – installment refund: We make monthly payouts until the annuitant’s death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.
•
Plan D – Joint and last survivor life annuity – no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.
•
Plan E – Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining payouts and pay it to you in a lump sum.
For Plan A, if the annuitant dies before the initial payment, no payments will be made. For Plan B, if the annuitant dies before the initial payment, the payments will continue for the guaranteed payout period. For Plan C, if the annuitant dies before the initial payment, the payments will continue for the installment refund period. For Plan D, if both annuitants die before the initial payment, no payments will be made; however, if one annuitant dies before the initial payment, the payments will continue until the death of the surviving annuitant.
In addition to the annuity payout plans described above, we may offer additional payout plans. Terms and conditions of annuity payout plans will be disclosed at the time of election, including any associated fees or charges. It is important to remember that the election and use of liquidity features will result in payouts ceasing.
The annuitant's age at the time annuity payments commence will affect the amount of each payment for annuity payment plans involving lifetime income. The amount of each annuity payment to older annuitants will be greater than for younger annuitants because payments to older annuitants are expected to be fewer in number. For annuity payment plans that do not involve lifetime income, the length of the guaranteed period will affect the amount of each payment. With a shorter guaranteed period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.
Utilizing a liquidity feature to withdraw the underlying value of remaining payouts may result in the assessment of a withdrawal charge (See “Charges and Adjustments – Transaction Expenses – Withdrawal Charge”) or a 10% IRS penalty tax. (See “Taxes.”)
The annuitant's age at the time annuity payments commence will affect the amount of each payment for annuity payment plans involving lifetime income. The amount of each annuity payment to older annuitants will be greater than for younger annuitants because payments to older annuitants are expected to be fewer in number.
Annuity payout plan requirements for qualified annuities: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:
•
in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

RiverSource Signature Variable Annuity — Prospectus 51

•
over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.
If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant’s retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.
If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.
Death after annuity payouts begin: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect. Payments to beneficiaries are subject to adjustment to comply with the IRS rules and regulations.
Taxes
Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.
Nonqualified Annuities
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.
Annuity payouts: Generally, unlike withdrawals described below, the income taxation of annuity payouts is subject to exclusion ratios (for fixed annuity payouts) or annual excludable amounts (for variable annuity payouts). In other words, in most cases, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity – no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See “The Annuity Payout Period – Annuity Payout Plans.”)
Federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.
Withdrawals: Generally, if you withdraw all or part of your nonqualified annuity your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.
You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59½ unless certain exceptions apply.
Withholding: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your income tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you have a valid U.S. address and payments are delivered inside the United States, you may be able to elect not to have federal income tax withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may complete our Form W-4P to use in calculating the withholding if you want withholding other than the default (single filing status with no adjustments). If the distribution is any other type of payment (such as partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion unless you elect a different percentage via our Form W-4R or another acceptable method.

52 RiverSource Signature Variable Annuity — Prospectus

The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above or may allow you to elect withholding. If this should be the case, we may deduct state income tax withholding from the payment.
Federal and state tax withholding rules are subject to change. Annuity payouts and surrenders are subject to the tax withholding rules in effect at the time that they are made, which may differ from the rules described above.
Death benefits to beneficiaries: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the remaining investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also “Benefits in Case of Death – If You Die Before the Retirement Date”).
Net Investment Income Tax: Certain investment income of high-income individuals (as well as estates and trusts) is subject to a 3.8% net investment income tax (as an addition to income taxes). For individuals, the 3.8% tax applies to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer’s “net investment income.” Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.
Annuities owned by corporations, partnerships or irrevocable trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities (non-natural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income may remain tax-deferred until withdrawn or paid out.
Penalties: If you receive amounts from your nonqualified annuity before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:
•
because of your death or in the event of non-natural ownership, the death of annuitant;
•
because you become disabled (as defined in the Code);
•
if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
•
if it is allocable to an investment before Aug. 14, 1982; or
•
if annuity payouts are made under immediate annuities as defined by the Code.
Transfer of ownership: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be taxed as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner’s investment in the contract will be equal to the investment in the contract at the time of the transfer plus any earnings included in the original owner’s taxable income as a result of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for full consideration. Please consult your tax advisor for further details.
1035 Exchanges: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following can qualify as nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules apply. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.
For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if withdrawals are taken from either contract within the 180-day period following a partial 1035 exchange, the IRS will apply general tax principles to determine the

RiverSource Signature Variable Annuity — Prospectus 53

appropriate tax treatment of the exchange and subsequent withdrawal. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any withdrawal from either contract during the 180-day period following a partial exchange.
Assignment: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and also may be subject to the 10% penalty as discussed above.
Qualified Annuities
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan’s Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.
When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.
Annuity payouts: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or 3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such payout to be directly rolled over to another eligible retirement plan such as an IRA. We may permit partial annuitizations of qualified annuity contracts. If we accept partial annuitizations, please remember that your contract will still need to comply with other requirements such as required minimum distributions and the payment of taxes. Prior to considering a partial annuitization on a qualified contract, you should discuss your decision and any implications with your tax adviser. Because we cannot accurately track certain after tax funding sources, we will generally report any payments on partial annuitizations as ordinary income except in the case of a qualified distribution from a Roth IRA.
Annuity payouts from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period.
Withdrawals: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such withdrawal to be directly rolled over to another eligible retirement plan such as an IRA.
Withdrawals from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period or another qualifying event such as death or disability.
Required Minimum Distributions: Retirement plans (except for Roth IRAs) are subject to required withdrawals called required minimum distributions (“RMDs”) beginning at age 73. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.
Withholding for IRAs, Roth IRAs, SEPs and SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may complete our Form W-4P to use in calculating the withholding if you want withholding other than the default (single filing status with no adjustments). If the distribution is any other type of payment (such as partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion unless you elect a different percentage via our Form W-4R or another acceptable method.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.

54 RiverSource Signature Variable Annuity — Prospectus

Withholding for all other qualified annuities: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.
In the below situations, the distribution is subject to optional withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.
•
the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;
•
the payout is a RMD as defined under the Code;
•
the payout is made on account of an eligible hardship; or
•
the payout is a corrective distribution.
State withholding also may be imposed on taxable distributions.
Penalties: If you receive amounts from your qualified contract before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:
•
because of your death;
•
because you become disabled (as defined in the Code);
•
if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
•
if the distribution is made following severance from employment during or after the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);
•
to pay certain medical or education expenses (IRAs only); or
•
if the distribution is made from an inherited IRA or others as allowed by the IRS.
Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. Under current IRS requirements you are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also “Benefits in Case of Death – If you Die Before the Retirement Date”).
Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, you may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract you have does not support an intra-contract rollover, you are able to request an IRS approved rollover to another annuity contract or other investment product that you choose. If you choose another annuity contract or investment product, you will be subject to new rules, including a new withdrawal charge schedule for an annuity contract, or other product rules as applicable.
Assignment: You may not assign or pledge your qualified contract as collateral for a loan.
Other
Special considerations if you select any optional rider: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59½, if applicable, on the taxable portion.
We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.
Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

RiverSource Signature Variable Annuity — Prospectus 55

RiverSource Life’s tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.
The company includes in its taxable income the net investment income derived from the investment of assets held in its subaccounts because the company is considered the owner of these assets under federal income tax law.  The company may claim certain tax benefits associated with this investment income.  These benefits, which may include foreign tax credits and the corporate dividend received deduction, are not passed on to you since the company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.
Spousal status: When it comes to your marital status and the identification and naming of any spouse as a beneficiary or party to your contract, we will rely on the representations you make to us. Based on this reliance, we will issue and administer your contract in accordance with these representations. If you represent that you are married and your representation is incorrect or your marriage is deemed invalid for federal or state law purposes, then the benefits and rights under your contract may be different.
If you have any questions as to the status of your relationship as a marriage, then you should consult an appropriate tax or legal advisor.
Voting Rights
As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.
Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.
After annuity payouts begin, the number of votes you have is equal to:
•
the reserve held in each subaccount for your contract; divided by
•
the net asset value of one share of the applicable fund.
As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.
We calculate votes separately for each subaccount. We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We are the legal owner of all fund shares and therefore hold all voting rights.  However, to the extent required by law, we will vote the shares of each fund according to instructions we receive from policy owners. We will vote shares for which we have not received instructions and shares that we or our affiliates own in our own names in the same proportion as the votes for which we received instructions. As a result of this proportional voting, in cases when a small number of contract owners vote, their votes will have a greater impact and may even control the outcome.
To the extent that voting rights created under applicable federal securities laws are revised or alter the voting rights described herein, we reserve the right to proceed in accordance with those laws and regulatory guidance.
Substitution of Investments
We may substitute the funds in which the subaccounts invest if:
•
laws or regulations change;
•
the existing funds become unavailable; or
•
in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.
If any of these situations occur, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund), provided we obtain any required SEC and state insurance law approval. The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

56 RiverSource Signature Variable Annuity — Prospectus

We may also:
•
add new subaccounts;
•
combine any two or more subaccounts;
•
transfer assets to and from the subaccounts or the variable account; and
•
eliminate or close any subaccounts.
We will notify you of any substitution or change.
In the event of any such substitution or change, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. We will obtain any required prior approval of the SEC or state insurance departments before making any substitution or change.
About the Service Providers
Principal Underwriter
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.
Sales of the Contract
New contracts are not currently being offered.
•
Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the contract.
•
The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its investment professionals sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.
Payments We May Make to Selling Firms
•
We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 6.50%  each time a purchase payment is made. We may also pay ongoing trail commissions of up to 0.75% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.
•
We may pay selling firms an additional sales commission of up to 1.00% of purchase payments for a period of time we select. For example, we may offer to pay an additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.
•
In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:
•
sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;
•
marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;
•
providing service to contract owners; and
•
funding other events sponsored by a selling firm that may encourage the selling firm’s investment professionals to sell the contract.
These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.
Sources of Payments to Selling Firms
When we pay the commissions and other compensation described above from our assets. Our assets may include:
•
revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see “Fee Table and Examples”);

RiverSource Signature Variable Annuity — Prospectus 57

•
compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds – The Funds”);
•
compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds – The Funds”); and
•
revenues we receive from other contracts we sell that are not securities and other businesses we conduct.
You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:
•
fees and expenses we collect from contract owners, including withdrawal charges; and
•
fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.
Potential Conflicts of Interest
Compensation payment arrangements made with selling firms can potentially:
•
give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.
•
cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.
•
cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.
Payments to Investment Professionals
•
The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.
•
To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.
Issuer
We issue the contracts. We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts (including registered indexed linked annuity contracts) and life insurance policies.
We rely on the exemption from the reporting requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), provided by Rule 12h-7 under the 1934 Act. We are obligated to pay all amounts promised to you under the Contract, subject to our financial strength and claims paying ability.
Legal Proceedings
RiverSource Life is involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with the conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts, and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.
As with other insurance companies, the level of regulatory activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including Ameriprise Financial Services, LLC (“AFS”) and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examination or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which includes information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of various products, including the Company’s life insurance and variable annuity products; supervision of associated persons, including AFS financial

58 RiverSource Signature Variable Annuity — Prospectus

advisors and RiverSource Distributors Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates have cooperated and will continue to cooperate with the applicable regulators.
These legal proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss. The Company cannot predict with certainty if, how or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a loss or range of loss can be reasonably estimated for any proceeding. An adverse outcome in one or more proceedings could eventually result in adverse judgments, settlements, fines, penalties or other sanctions, in addition to further claims, examinations or adverse publicity that could have a material adverse effect on the Company’s consolidated financial condition, results of operations or liquidity.
Financial Statements
The financial statements for the RiverSource Variable Annuity Account, as well as the consolidated financial statements of RiverSource Life, are in the Statement of Additional Information. A current Statement of Additional Information may be obtained, without charge, by calling us at 1-800-862-7919, or can be found online at www.ameriprise.com/variableannuities.

RiverSource Signature Variable Annuity — Prospectus 59

Appendix A: Investment Options Available Under the Contract
The following is a list of funds available under the contract. More information about the funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at riversource.com. You can also request this information at no cost by calling 1-800-862-7919 or by sending an email request to riversource.annuityservice@ampf.com.
The current expenses and performance information below reflects fee and expenses of the funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	AB VPS Large Cap Growth Portfolio (Class B) AllianceBernstein L.P.	0.90%	12.85%	11.76%	15.88%
Seeks long-term growth of capital.	AB VPS Sustainable Global Thematic Portfolio (Class B) AllianceBernstein L.P.	1.20%[1]	6.02%	3.02%	9.80%
Seeks long-term capital appreciation.	Columbia Variable Portfolio - Acorn Fund Columbia Management Investment Advisers, LLC	0.86%[1]	4.47%	1.02%	8.66%
Seeks long-term capital appreciation.	Columbia Variable Portfolio - Acorn International Fund Columbia Management Investment Advisers, LLC	1.01%[1]	12.76%	(1.00%)	4.31%
Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Variable Portfolio - Balanced Fund (Class 3) Columbia Management Investment Advisers, LLC	0.84%[1]	13.91%	8.59%	9.59%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Cornerstone Growth Fund (Class 3) (previously Columbia Variable Portfolio - Large Cap Growth Fund (Class 3)) Columbia Management Investment Advisers, LLC	0.84%	15.98%	13.90%	15.83%
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Disciplined Core Fund (Class 3) Columbia Management Investment Advisers, LLC	0.81%	14.49%	14.02%	13.45%
Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Variable Portfolio - Dividend Opportunity Fund (Class 3) Columbia Management Investment Advisers, LLC	0.78%[1]	15.68%	11.74%	10.29%
Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Variable Portfolio - Government Money Market Fund (Class 3) Columbia Management Investment Advisers, LLC	0.47%[1]	3.84%	2.88%	1.81%

60 RiverSource Signature Variable Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Variable Portfolio - High Yield Bond Fund (Class 3) Columbia Management Investment Advisers, LLC	0.77%[1]	8.54%	4.03%	5.63%
Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Variable Portfolio - Intermediate Bond Fund (Class 3) Columbia Management Investment Advisers, LLC	0.66%	9.04%	(0.54%)	2.65%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Select Small Cap Value Fund (Class 3) Columbia Management Investment Advisers, LLC	0.98%[1]	6.44%	8.80%	8.11%
Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 3) Columbia Management Investment Advisers, LLC	0.58%	9.06%	(0.19%)	1.79%
Seeks high total return through a combination of current income and capital appreciation.	Fidelity® VIP Growth & Income Portfolio (Service Class) Fidelity Management & Research Company, adviser; Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.57%	21.39%	15.99%	13.73%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio (Service Class) Fidelity Management & Research Company, adviser; Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.65%	11.66%	10.00%	10.48%
Seeks long-term growth of capital.	Fidelity® VIP Overseas Portfolio (Service Class) Fidelity Management & Research Company, adviser; Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, FIL Investment Advisers, FIL Investment Advisers (UK) Limited and FIL Investments (Japan) Limited, subadvisers.	0.82%	20.28%	6.51%	7.82%

RiverSource Signature Variable Annuity — Prospectus 61

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks high total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.	Franklin Global Real Estate VIP Fund (Class 2) Franklin Templeton Institutional, LLC	1.25%[1]	7.93%	2.36%	3.03%
Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund (Class 2) Franklin Mutual Advisers, LLC	0.94%	11.52%	9.20%	7.53%
Seeks long-term growth of capital.	Goldman Sachs VIT International Equity Insights Fund (Institutional Shares) Goldman Sachs Asset Management, L.P.	0.81%[1]	38.48%	11.08%	8.23%
Seeks long-term growth of capital.	Goldman Sachs VIT Strategic Growth Fund (Institutional Shares) Goldman Sachs Asset Management, L.P.	0.70%[1]	17.92%	12.75%	16.41%
Seeks long-term growth of capital and dividend income.	Goldman Sachs VIT U.S. Equity Insights Fund (Institutional Shares) Goldman Sachs Asset Management, L.P.	0.56%[1]	15.75%	13.81%	13.73%
Non-diversified fund that seeks capital growth.	Invesco V.I. American Franchise Fund (Series I Shares) Invesco Advisers, Inc.	0.85%	11.66%	10.35%	14.87%
Seeks long-term growth of capital.	Invesco V.I. Core Equity Fund (Series I Shares) Invesco Advisers, Inc.	0.80%	16.17%	12.81%	11.73%
Seeks capital appreciation.	Invesco V.I. Discovery Mid Cap Growth Fund (Series I Shares) Invesco Advisers, Inc.	0.86%	4.79%	3.90%	11.38%
Seeks long-term growth of capital.	Janus Henderson Enterprise Portfolio (Service Shares) Janus Henderson Investors US LLC	0.97%	7.41%	7.35%	12.51%
Seeks long-term growth of capital.	Janus Henderson Global Technology and Innovation Portfolio (Service Shares) Janus Henderson Investors US LLC	0.97%	24.84%	13.44%	21.18%
Seeks long-term growth of capital.	Janus Henderson Overseas Portfolio (Service Shares) Janus Henderson Investors US LLC	0.96%	28.58%	9.17%	8.97%
Seeks long-term growth of capital.	Janus Henderson Research Portfolio (Service Shares) Janus Henderson Investors US LLC	1.07%	18.10%	13.83%	15.59%

62 RiverSource Signature Variable Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation.	Lazard Retirement International Equity Portfolio (Service Shares) Lazard Asset Management, LLC	1.10%[1]	33.12%	7.95%	6.82%
The investment objective of the LVIP Baron Growth Opportunities Fund (the "Fund") is to seek capital appreciation through long-term investments in securities of small companies with undervalued assets or favorable growth prospects.	LVIP Baron Growth Opportunities Fund (Service Class) Lincoln Investment Advisors Corporation, adviser; BAMCO, Inc., subadviser.	1.15%[1]	(10.08%)	(0.33%)	8.78%
Seeks to provide high total return from a portfolio of selected equity securities.	LVIP JPMorgan U.S. Equity Fund (Standard Class) Lincoln Investment Advisors Corporation, adviser; J.P. Morgan Investment Management Inc., subadviser.	0.63%	14.54%	13.69%	14.84%
Seeks capital appreciation.	MFS® New Discovery Series (Initial Class) Massachusetts Financial Services Company	0.87%[1]	12.96%	(0.28%)	10.74%
Seeks capital appreciation.	MFS® Research Series (Initial Class) Massachusetts Financial Services Company	0.74%[1]	12.85%	11.15%	12.93%
Seeks total return.	MFS® Utilities Series (Initial Class) Massachusetts Financial Services Company	0.78%[1]	15.01%	7.64%	9.49%
Seeks long-term capital appreciation.	Putnam VT Emerging Markets Equity Fund (Class IB Shares) Putnam Investment Management, LLC, adviser; Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC, subadvisers.	1.35%[1]	34.16%	3.75%	7.01%
Seeks capital appreciation.	Putnam VT International Equity Fund (Class IB Shares) Putnam Investment Management, LLC, adviser; Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC, subadvisers.	1.06%	37.68%	9.28%	8.12%
Seeks capital growth and current income.	Putnam VT Large Cap Value Fund (Class IB Shares) Putnam Investment Management, LLC, adviser; Franklin Advisers, Inc. and Franklin Templeton Investment Management Limited, subadvisers.	0.79%	20.35%	15.38%	13.30%

RiverSource Signature Variable Annuity — Prospectus 63

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital. Royce invests the Fund's assets primarily in equity securities of micro-cap companies, those that have a market capitalization not greater than that of the largest company in the Russell Microcap® Index at the time of its most recent reconstitution.	Royce Capital Fund - Micro-Cap Portfolio (Investment Class) Royce & Associates, LP	1.22%	13.89%	9.17%	10.14%
Seeks long-term growth of capital. Royce invests the Fund's assets primarily in equity securities of small-cap companies, those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its moRoyce invests the Fund's assets primarily in equity securities of small-cap companies, those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution.	Royce Capital Fund - Small-Cap Portfolio (Investment Class) Royce & Associates, LP	1.18%	8.93%	10.66%	7.88%
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.	Templeton Foreign VIP Fund (Class 2) Templeton Investment Counsel, LLC	1.08%[1]	29.19%	8.25%	5.75%

64 RiverSource Signature Variable Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation by acquiring common stocks of well-financed companies (meaning companies with high quality assets and conservative levels of liabilities) at a discount to what the Adviser believes is their intrinsic value.	Third Avenue VST Third Avenue Value Portfolio Third Avenue Management LLC	1.31%[1]	34.85%	17.68%	9.66%
1
This Fund and its investment adviser and/or affiliates have entered into a temporary expense reimbursement arrangement and/or fee waiver. The Fund’s annual expenses reflect temporary fee reductions. Please see the Fund’s prospectus for additional information.

RiverSource Signature Variable Annuity — Prospectus 65

The following is a list of investment options that earn fixed interest for a specified term currently available under the Contract. We may change the features of the fixed interest options listed below and terminate existing options. We will provide you with written notice before doing so. Depending on the optional benefits you choose, you may not be able to invest in certain fixed investment options. See “The ‘Nonunitized’ Separate Account and the Guarantee Period Accounts (GPAs)” and “The One-Year Fixed Account” in the prospectus for more information about the fixed interest investment options.
Note: A positive or negative MVA is assessed if any portion of a GPA is withdrawn or transferred more than thirty days before the end of its guarantee period. This may result in a significant reduction in your contract value. See “Charges and Adjustments – Adjustments – Market Value Adjustments” in the prospectus for more information about the MVA.
Name	Term	Minimum Guaranteed Interest Rate
2 Year Guarantee Period Account	2 Years	3.00%
3 Year Guarantee Period Account	3 Years	3.00%
4 Year Guarantee Period Account	4 Years	3.00%
5 Year Guarantee Period Account	5 Years	3.00%
6 Year Guarantee Period Account	6 Years	3.00%
7 Year Guarantee Period Account	7 Years	3.00%
8 Year Guarantee Period Account	8 Years	3.00%
9 Year Guarantee Period Account	9 Years	3.00%
10 Year Guarantee Period Account	10 Years	3.00%

The following is a list of Fixed Options currently available under the Contract. We may change the features of the Fixed Options listed below or terminate existing Fixed Options. We will provide you with written notice before doing so.
Note: If amounts are withdrawn from a Fixed Option before the end of its term, we will not apply a contract adjustment.

Name	Term	Contract Issue Year	Minimum Guaranteed Interest Rate
One-Year Fixed Account	1 Year	All	3.00%
Tiered DCA Fixed Account	6 Months	All	3.00%
Tiered DCA Fixed Account	1 Year	All	3.00%

66 RiverSource Signature Variable Annuity — Prospectus

Appendix B: 8% Performance Credit Rider Adjusted Partial Withdrawal
Step One
For each withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):
RPA	=	Total purchase payments made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.
NOTE: In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments as there are no previous withdrawals to subtract.
RPA adjusted partial withdrawals	=	PW × RPA
CV

PW	=	the partial withdrawal including any applicable withdrawal charge or MVA.
CV	=	the contract value on the date of (but prior to) the partial withdrawal.
RPA	=	the remaining premium amount on the date of (but prior to) the partial withdrawal.
Step Two
For each withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):
EPA	=	Total purchase payments made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.
NOTE: In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.
EPA adjusted partial withdrawals	=	PW × EPA	×	EPA
		CV		RPA

PW	=	the partial withdrawal including any applicable withdrawal charge or MVA.
CV	=	the contract value on the date of (but prior to) the partial withdrawal.
EPA	=	the eligible premium amount on the date of (but prior to) the partial withdrawal.
RPA	=	the remaining premium amount on the date of (but prior to) the partial withdrawal
Step Three
The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the sum of each EPA adjusted partial withdrawal.
Example: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value).
•
You purchase the contract with a purchase payment of $100,000.
•
On the sixth contract anniversary you make an additional purchase payment in the amount of $100,000.
•
Contract values before any partial withdrawals are shown below.
•
On the third contract anniversary you make a partial withdrawal in the amount of $10,000.
•
On the eighth contract anniversary you make another partial withdrawal in the amount of $10,000.

RiverSource Signature Variable Annuity — Prospectus 67

NOTE: The shaded portion of the table indicates the five year exclusion period.
Contract Duration in Years	Total Purchase Payments	Contract Value
At Issue	$100,000	$100,000
1	100,000	110,000
2	100,000	115,000
3	100,000	120,000
4	100,000	115,000
5	100,000	120,000
6	200,000	225,000
7	200,000	230,000
8	200,000	235,000
9	200,000	230,000
10	200,000	235,000
Step one: For each withdrawal made within the current calculation period we calculate the RPA:
For the first partial withdrawal on the third contract anniversary:
RPA before the partial withdrawal = total purchase
payments made prior to the partial withdrawal minus the RPA
adjusted partial withdrawals for all previous partial
withdrawals = $100,000 – 0 = $100,000
RPA adjusted partial withdrawal =
$10,000 × $100,000	= $8,333
$120,000
For the second partial withdrawal on the eighth contract anniversary:
RPA before the partial withdrawal = total purchase
payments made prior to the partial withdrawal minus the RPA
adjusted partial withdrawals for all previous partial
withdrawals = $200,000 – $8,333 = $191,667
RPA adjusted partial withdrawal =
$10,000 × $191,667	= $8,156
$235,000
Step two: For each withdrawal made within the current calculation period, we calculate the EPA:
For the first partial withdrawal on the third contract anniversary:
EPA before the partial withdrawal = total purchase
payments made prior to the partial withdrawal AND the
five-year exclusion period minus the EPA adjusted partial
withdrawals for all previous partial withdrawals =
$100,000 – 0 = $100,000
EPA adjusted partial withdrawal =
$10,000 × $100,000	×	$100,000	= $8,333
$120,000		$100,000
For the second partial withdrawal on the eighth contract anniversary:
EPA before the partial withdrawal = total purchase
payments made prior to the partial withdrawal AND the
five-year exclusion period minus the EPA adjusted partial
withdrawals for all previous partial withdrawals =
$100,000 – $8,333 = $91,667
EPA adjusted partial withdrawal =
$10,000 × $91,667	×	$91,667	= $1,866
$235,000		$191,667
Step three: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.
PCRPW amount = $ 8,333 + $ 1,866 = $ 10,199

68 RiverSource Signature Variable Annuity — Prospectus

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The Statement of Additional Information (SAI) includes additional information about the Contract. The SAI, dated the same date as this prospectus, is incorporated by reference into this prospectus. The SAI is available, without charge, upon request. For a free copy of the SAI, or for more information about the Contract, call us at 1-800-862-7919, visit our website at riversource.com/annuities or write to us at: 70100 Ameriprise Financial Center Minneapolis, MN 55474.

RiverSource Life Insurance Company (RiverSource Life)
70100 Ameriprise Financial Center
Minneapolis, MN 55474
Telephone: 1-800-862-7919
PRO9049_12_E01_(05/26)
Reports and other information about RiverSource Variable Annuity Account and RiverSource Life Insurance Company are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000044124; C000267007
© 2008-2026 RiverSource Life Insurance Company. All rights reserved.

Prospectus
May 1, 2026
RiverSource®
Signature Select Variable Annuity
Individual Flexible Premium Deferred Combination Fixed/Variable Annuity
Issued by:	RiverSource Life Insurance Company (RiverSource Life)
829 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-333-3437 (Service Center) RiverSource Variable Annuity Account
This prospectus contains information that you should know before investing in the RiverSource Signature Select Variable Annuity (Contract), a flexible premium deferred combination fixed/variable annuity contracts issued by RiverSource Life Insurance Company (“RVS Life”, “we”, “us” and “our”). This prospectus describes two versions of the contracts: the Current Contract (applications signed on or after Nov. 30, 2009, subject to state availability) and the Original Contract (applications signed prior to Nov. 30, 2009, or in states where the Current Contract was unavailable). The information in this prospectus applies to all contracts unless stated otherwise. All material terms and conditions of the contracts, including material state variations and distribution channels, are described in this prospectus.
The contract allows you to invest your money in (i) available subaccounts investing in shares of underlying funds, each of which has a particular investment objective, investment strategies, fees and expenses; or (ii) the regular fixed account (Current Contract), one-year fixed account (Original Contract), special dollar cost averaging (“SDCA”) fixed account (Current Contract), dollar cost averaging (“DCA”) fixed account (Original Contract), and guarantee period accounts (“GPAs”), each of which earn fixed interest at rates that we adjust periodically and declare when you make an allocation to that account. Additional information regarding each investment option is provided in Appendix A – Investment Options Available Under the Contract.
The contract is a complex investment and involves risks, including loss of principal. The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, taxes, and tax penalties. If you remove money from the GPAs prior to 30 days before the end of the guarantee period, we will apply a market value adjustment (“MVA”), which may be positive or negative. You could lose up to 100% of the amount surrendered from a GPA as a result of a negative MVA. Surrenders from the contract could also reduce the amount of certain optional benefits by more than the dollar amount of the surrender, and such reductions could be significant.
An investment in the contract is subject to the risks related to RVS Life. Any obligations under the contract that exceed the assets of the separate account are subject to our financial strength and claims-paying ability.
The contracts are no longer available for new purchases. These contracts are no longer being sold and this prospectus is designed for current contract owners. In addition to the possible state variations, you should note that your Contract features and charges may vary depending on the date on which you purchased your Contract.
For more information about the particular features, charges and options applicable to you, please contact your financial professional or refer to your contract for contract variation information and timing.
Additional information about certain investment products, including variable annuities and market value adjusted annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

RiverSource Signature Select Variable Annuity — Prospectus 1

2 RiverSource Signature Select Variable Annuity — Prospectus

RiverSource Signature Select Variable Annuity — Prospectus 3

Key Terms
These terms can help you understand details about your contract.
Accumulation unit: A measure of the value of each subaccount prior of the application of amounts to an annuity payment plan.
Annuitant: The person or persons on whose life or life expectancy the annuity payouts are based.
Annuitization start date: The date when annuity payments begin according to the applicable annuity payment plan (referred to as “Retirement date” in the Original Contract). Throughout this prospectus when we use the term “Annuitization start date,” it includes the term “Retirement date.”
Annuity payouts: An amount paid at regular intervals under one of several plans.
Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.
Beneficiary: The person you designate to receive benefits in case of the owner’s death (Current Contract), or owner’s or annuitant’s death (Original Contract) while the contract is in force.
Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).
Code: The Internal Revenue Code of 1986, as amended.
Contingent annuitant (Current Contract): The person who becomes the annuitant when the current annuitant dies prior to the annuitization start date. In the case of joint ownership, one owner must also be the contingent annuitant.
Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.
Contract value: The total value of your contract before we deduct any applicable charges.
Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.
Fixed Account: Part of our general account which includes the regular fixed account and the Special DCA fixed account (Current Contract) or the one-year fixed account and the DCA fixed account (Original Contract). Amounts you allocate to the fixed account earn interest rates we declare periodically.
Funds: A portfolio of an open-end management investment company that is registered with the Securities and Exchange Commission (the "SEC") in which the Subaccounts invest.  May also be referred to as an underlying Fund.
Good order: We cannot process your transaction request relating to the contract until we have received the request in good order at our Service Center. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all contract owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
Guarantee Period: The number of successive 12-month periods that a guaranteed interest rate is credited.
Guarantee Period Accounts (GPAs): Options to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts are held in a non-unitized separate account. We periodically declare the guaranteed interest rates for the available guaranteed periods. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or surrenders from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss.
Market Value Adjustment (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is surrendered or transferred more than 30 days before the end of its guarantee period.
Owner (you, your): The person or persons identified in the contract as owners(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. During the owner’s life, the owner is responsible for taxes, regardless of whether he or she receives the contract’s benefits. The owner or any joint owner may be a non-natural person (e.g. irrevocable trust or corporation) or a revocable trust. If any owner is a

4 RiverSource Signature Select Variable Annuity — Prospectus

non-natural person or revocable trust, the annuitant will be deemed to be the owner for contract provisions that are based on the age or life of the owner. When the contract is owned by a revocable trust or irrevocable grantor trust, the annuitant selected should be the grantor of the trust to assure compliance with Section 72(s) of the Code. Any contract provisions that are based on the age of the owner will be based on the age of the oldest owner. Any ownership change, including continuation of the contract by your spouse under the spousal continuation provision of the contract, redefines “owner”, “you” and “your”.
Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:
•
Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code
•
Roth IRAs including inherited Roth IRAs under Section 408A of the Code
•
Simplified Employee Pension (SEP) plans under Section 408(k) of the Code
•
Custodial and investment only plans under Section 401(a) of the Code
•
Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code
A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.
All other contracts are considered nonqualified annuities.
Rider effective date: The date a rider becomes effective as stated in the rider.
Separate Account: An insulated segregated account, the assets of which are invested solely in an underlying Fund. We call this the Variable Account.
Service Center: Our department that processes all transaction and service requests for the contracts. We consider all transaction and service requests received when they arrive in good order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Subaccount: A division of the Variable Account, each of which invests in one Fund.
Surrender value: The amount you are entitled to receive if you make a full surrender from your contract (referred to as “Withdrawal value” in the Original Contract). It is the contract value minus any applicable charges, plus any positive or negative market value adjustment. Throughout this prospectus when we use the term “Surrender” it includes the term “Withdrawal”.
Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the time it closes. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our Service Center before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our Service Center at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.
Variable Account: Refers to the RiverSource Variable Annuity Account, a Separate Account established to hold contract owners’ assets allocated to the Subaccounts, each of which invests in a particular Fund.
Withdrawal value: The amount you are entitled to receive if you make a full withdrawal from your contract (referred to as “Surrender value” in the Current Contract). It is the contract value minus any applicable charges, plus any positive or negative market value adjustment. Throughout this prospectus when we use the term “Surrender” it includes the term “Withdrawal”.

RiverSource Signature Select Variable Annuity — Prospectus 5

Overview of the Contract
Purpose: The purpose of the contracts is to allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments.
We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations.
The contracts offer various optional features and benefits that may help you achieve financial goals.
It may be appropriate for you if you have a long-term investment horizon and your financial goals are consistent with the terms and conditions of the contract.
It is not intended for investors whose liquidity needs require frequent surrenders in excess of free amount. If you plan to manage your investment in the contract by frequent or short-term trading, the contract is not suitable for you.
Phases of the Contract:
The contracts have two phases: the Accumulation Phase and the Income Phase.
Accumulation Phase. During the Accumulation Phase, you make purchase payments by investing in: available Subaccounts, each of which has a particular investment objective, investment strategies, fees and expenses; the regular fixed account (Current Contract), one-year fixed account (Original Contract), special dollar cost averaging (“SDCA”) fixed account (Current Contract), dollar cost averaging (“DCA”) fixed account (Original Contract), and GPAs which earn interest at rates that we adjust periodically and declare when you make an allocation to that account. These accounts, in turn, may earn returns that increase the value of the contract. If the contract value goes to zero due to underlying fund’s performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. The GPAs have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to them. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is surrendered or transferred more than thirty days before the end of its guarantee period. You may be able to purchase an optional benefit to reduce the investment risk you assume under your contract.
A list of investment options and additional information regarding each investment option available under the contract is provided in Appendix A – Investment Options Available Under the Contract.
If you have one of the Guaranteed withdrawal benefit riders, you can surrender a guaranteed amount from the contract during the Accumulation phase. The amount of money you accumulate under your contract depends (in part) on the performance of the Subaccounts you choose or the rates you earn on allocations to the regular fixed account (Current Contract), one-year fixed account (Original Contract), special dollar cost averaging (“SDCA”) fixed account (Current Contract), dollar cost averaging (“DCA”) fixed account (Original Contract), and GPAs. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is surrendered or transferred more than 30 days before the end of its guarantee period. You could lose up to 100% of the amount surrendered from a GPA as a result of a negative MVA. The following transactions, which we refer to as “early surrenders,” are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) surrenders (including full and partial surrenders, systematic surrenders, and required minimum distributions), (ii) transfers, and (iii) annuitization. An MVA may increase the death benefit but will not decrease it. You may transfer money between investment options during the Accumulation Phase, subject to certain restrictions. Your contract value impacts the value of your contract’s benefits during the Accumulation Phase, including any optional benefits, as well as the amount available for surrender, annuitization and death benefits.
Income Phase. The Income Phase begins when you (or your beneficiary) choose to annuitize the contract. You can apply your contract value (less any applicable premium tax and/or other charges) to an annuity payout plan that begins on the annuitization start date or any other date you elect. You may choose from a variety of plans that can help meet your retirement or other income needs. We can make payouts on a fixed or variable basis, or both. You cannot take surrenders of contract value or surrender the contract during the Income Phase.
All optional death benefits terminate after the annuitization start date. All optional living benefits terminate after the annuitization start unless you chose the Guaranteed Withdrawal Benefit Annuity Payout Option or Remaining Benefit Annuity Payout Option
Contract features:
•
Contract Classes. This prospectus describes two contracts. Each contract has different expenses. For the Current Contract, available for applications signed on or after Nov.30, 2009, the combination of death benefit guarantee and surrender charge schedule determines the mortality and expense risk fees. For the Original Contracts, available for applications signed prior to Nov.30, 2009, the combination of the death benefit guarantee, surrender charge schedule, tax qualification, and application signed date determines the mortality and expense risk fees.

6 RiverSource Signature Select Variable Annuity — Prospectus

•
Death Benefits. If you die during the Accumulation Phase, we will pay to your beneficiary or beneficiaries an amount at least equal to the contract value. You may have elected one of the optional death benefits under the contract for an additional fee. Death benefits must be elected at the time that the contract is purchased. Each optional death benefit is designed to provide a greater amount payable upon death. After the death benefit is paid, the contract will terminate.
•
Optional Living Benefits. You may have elected one of the optional living benefits under the contract for an additional fee. Guaranteed withdrawal benefit riders are designed to provide a guaranteed income stream that may last as long as you live, subject to you following the rules of the rider. In this prospectus we use the term “SecureSource series” to refer to SecureSource Stages rider, SecureSource Stages 2 rider, SecureSource rider and SecureSource 20 rider. The Accumulation Protector Benefit rider provides a guaranteed contract value at the end of a specified Waiting Period. Guaranteed Minimum Income Benefit riders are designed to provide a guaranteed minimum lifetime income, regardless of the volatility inherent in the investments in the Subaccounts.
•
Surrenders. You may surrender all or part of your contract value at any time during the Accumulation Phase. If you request a full surrender, the contract will terminate. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including an IRS penalty that may apply if you surrender prior to reaching age 59½) and may have other tax consequences. Early surrenders of contract value invested in a GPA are subject to an MVA and could result in a significant negative contract adjustment. Throughout this prospectus when we use the term “Surrender” it includes the term “Withdrawal”.
•
Tax Treatment. You can transfer money between Subaccounts, the regular Fixed Account and GPAs without tax implications, and earnings (if any) on your investments are generally tax-deferred. Generally, earnings are not taxed until they are distributed, which may occur when making a surrender, upon receiving an annuity payment, or upon payment of the death benefit.
Additional Services:
•
Dollar Cost Averaging Programs. Automated Dollar Cost Averaging allows you, at no additional cost, to transfer a set amount monthly between Subaccounts or from the regular fixed account (Current Contract), one-year fixed account (Original Contract), special dollar cost averaging (“SDCA”) fixed account (Current Contract), dollar cost averaging (“DCA”) fixed account (Original Contract), to one or more eligible Subaccounts. Special Dollar Cost Averaging (SDCA), only available for new purchase payments, allows the systematic transfer from the Special DCA fixed account (Current Contract) to one or more eligible Subaccounts over a 6 or 12 month period.
•
Asset Rebalancing. Allows you, at no additional cost, to automatically rebalance the Subaccount portion of your contract value on a periodic basis.
•
Automated Partial Surrenders. An optional service allowing you to set up automated partial surrenders from the GPAs, regular fixed account (Current Contract), one-year fixed account (Original Contract), special dollar cost averaging (“SDCA”) fixed account (Current Contract), dollar cost averaging (“DCA”) fixed account (Original Contract), or the Subaccounts.
•
Electronic Delivery. You may register for the electronic delivery of your current prospectus and other documents related to your contract.

RiverSource Signature Select Variable Annuity — Prospectus 7

Important Information You Should Consider About the Contract
	FEES, EXPENSES, AND ADJUSTMENTS	Location in Statutory Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes.
Both Contracts. If you make an early withdrawal, you may be assessed a surrender charge of up to 7% of the purchase payment withdrawn. For example, if you make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 investment. This loss will be greater if there is a negative MVA, taxes, or tax penalties.
A positive or negative MVA is assessed if any portion of a GPA is surrendered or transferred more than thirty days before the end of its guarantee period. You could lose up to 100% of the amount withdrawn from a GPA as a result of a negative MVA.
For example, if you allocate $100,000 to a GPA with a 3-year guarantee period and later withdraw the entire amount before the 3 years have ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay a surrender charge, taxes, and tax penalties.
The following transactions when applied to a GPA, which we refer to as
"early surrenders", are subject to an MVA when they occur more than
30 days prior to the end of the guarantee period, unless an exception applies: (i) surrenders (including full and partial surrenders, systematic withdrawals, and required minimum distributions), (ii) transfers, and
(iii) annuitization. We will not apply a negative MVA to the payment of the death benefit. An MVA may increase the death benefit but will not decrease
it.
Fee Table and Examples Charges and Adjustments – Transaction Expenses – Surrender Charge Charges and Adjustments – Adjustments – Market Value Adjustments
Are There Transaction Charges?	No. Other than surrender charges and negative MVAs, we do not assess any transaction charges.

8 RiverSource Signature Select Variable Annuity — Prospectus

	FEES, EXPENSES, AND ADJUSTMENTS			Location in Statutory Prospectus
Are There Ongoing Fees and Expenses?
Yes. The table below describes the current fees and expenses that you may pay each year, depending on the investment options and optional benefits you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
				Fee Table and Examples Charges and Adjustments – Annual Contract Expense Appendix A: Investment Options Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract(1) (varies death benefit option and size of Contract value)	1.47%	1.92%
	Fund options (funds fees and expenses)(2)	0.39%	2.32%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)(3)	0.25%	1.75%
(1) As a percentage of average daily subaccount value. Includes the Mortality and Expense
Fee, Variable Account Administrative Charge, and Contract Administrative Charge.
(2) As a percentage of Fund net assets.
(3) As a percentage of Contract Value or the greater of Contract Value or applicable guaranteed benefit amount (varies by optional benefit).  The Minimum is a percentage of
Contract value. The Maximum is a percentage of the greater of Contract value or minimum contract accumulation value (MCAV).
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges and negative MVAs that substantially increase costs.

	Lowest Annual Cost: $1,658	Highest Annual Cost: $3,934
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Contract features and Fund fees
and expenses
•No optional benefits
•No additional purchase payments,
transfers or withdrawals
•No sales charge

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
Contract features, optional
benefits and Fund fees and
expenses
•No sales charge
•No additional purchase payments,
transfers or withdrawals

	RISKS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract including loss of principal.			Principal Risks of Investing in the Contract

RiverSource Signature Select Variable Annuity — Prospectus 9

	RISKS	Location in Statutory Prospectus
Is This a Short-Term Investment?
No.
•The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
•The Contracts have surrender charges, which may reduce the value of your Contract if you withdraw money during surrender charge period.
Surrenders may also reduce or terminate contract guarantees.
•Surrenders may also be subject to taxes and tax penalties.
•Surrenders from a GPA prior to 30 days before the end of the guarantee period may also result in a negative MVA. During the 30-day period ending on the last day of the guarantee period, you may choose to start a new guarantee period of the same length, transfer the contract value from the current GPA to any of the investment options available under the Contract, apply the contract value to an annuity payout plan, or surrender the value from the current GPA (all subject to applicable surrender, transfer, and annuitization provisions). If we do not receive any instructions by the end of the guarantee period, we will automatically transfer the contract value from the current GPA into the shortest GPA term available.
•The benefits of tax deferral, long-term income, and optional living benefit guarantees mean the contract is generally more beneficial to investors with a long term investment horizon.
Principal Risks of Investing in the Contract Charges and Adjustments – Transaction Expenses – Surrender Charge Charges and Adjustments – Adjustments – Market Value Adjustments
What Are the Risks Associated with the Investment Options?
•An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract.
•Each investment option, including the regular fixed account (Current
Contract), one-year fixed account (Original Contract), and the Guarantee
Period Accounts (GPAs) investment options has its own unique risks.
•You should review the investment options before making any investment decisions.
Principal Risks of Investing in the Contract The Variable Account and the Funds The “Nonunitized” Separate Account and the Guarantee Period Accounts (GPAs) The Fixed Account
What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to us. Any obligations (including under the under the GPAs and fixed account) or guarantees and benefits of the Contract that exceed the assets of the
Separate Account are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about RiverSource Life, including our financial strength ratings, is available by contacting us at 1-800-862-7919.
Principal Risks of Investing in the Contract The General Account

10 RiverSource Signature Select Variable Annuity — Prospectus

	RESTRICTIONS	Location in Statutory Prospectus
Are There Restrictions on Investment Options?
Yes.
•Subject to certain restrictions, you may transfer your Contract value among the subaccounts without charge at any time before the
annuitization start date, and once per contract year after the annuitization start date.
•Certain transfers out of the GPAs will be subject to an MVA.
•GPAs, the regular fixed account (Current Contract), and the one-year fixed account (Original Contract) are subject to certain restrictions.
•We reserve the right to modify, restrict or suspend your transfer privileges if we determine that your transfer activity constitutes market timing.
•We reserve the right to add, remove or substitute Funds. We also reserve the right, upon notification to you, to close or restrict any Funds.
Making the Most of Your Contract – Transferring Among Accounts Substitution of Investments

RiverSource Signature Select Variable Annuity — Prospectus 11

	RESTRICTIONS	Location in Statutory Prospectus
Are There Any Restrictions on Contract Benefits?
Yes.
•Certain optional benefits limit or restrict the investment options you may select under the Contract. If you later decide you do not want to invest in those approved investment options, you must request a full surrender.
•Certain optional benefits may limit subsequent purchase payments.
•Withdrawals in excess of the amount allowed under certain optional benefits may substantially reduce the benefit or even terminate the benefit.

Buying Your
Contract –
Purchase
Payments
Optional
Benefits –
SecureSource
Stages 2 Rider –
Important
SecureSource
Stages 2 Rider
Considerations
Appendix A: Funds
Available Under
the Optional
Benefits Offered
Under the
Contract
Appendix I: GWB
for Life Rider –
Investment
Allocation
Restrictions
Appendix J: GWB
Rider –
Investment
Allocation
Restrictions
Appendix M:
SecureSource
Rider –
Investment
Allocation
Restrictions
Appendix N:
SecureSource 20
Rider –
Investment
Allocation
Restrictions
Appendix O:
SecureSource
Stages Rider –
Investment
Allocation
Restrictions

12 RiverSource Signature Select Variable Annuity — Prospectus

	TAXES	Location in Statutory Prospectus
What Are the Contract’s Tax Implications?
•Consult with a tax advisor to determine the tax implications of an investment in and payments and withdrawals received under this
Contract
•If you purchase the contract through a tax-qualified plan or individual retirement account, you do not get any additional tax benefit.
•Earnings under your contract are taxed at ordinary income tax rates generally when withdrawn. You may have to pay a tax penalty if you take a withdrawal before age 59½.
Taxes
CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This financial incentive may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.
About the Service Providers
Should I Exchange My Contract?
If you already own an annuity or insurance Contract, some investment professionals may have a financial incentive to offer you a new Contract in place of the one you own. You should only exchange a Contract you already own if you determine, after comparing the features, fees, and risks of both
Contracts, that it is better for you to purchase the new Contract rather than continue to own your existing Contract.
Buying Your Contract – Contract Exchanges

RiverSource Signature Select Variable Annuity — Prospectus 13

Fee Table and Examples
The following tables describe the fees, expenses and adjustments that you will pay when buying, owning and making a surrender from an investment option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you paid at the time that you bought the Contract and will pay when you make a surrender from the Contract. State premium taxes also may be deducted.
Current Contract:
(applications signed on or after Nov. 30, 2009, subject to state availability)

Transaction Expenses

Surrender Charges
Surrender charges (as a percentage of purchase payments surrendered)
Maximum	7%

Number of completed years from date of each purchase payment*	Surrender charge percentage applied to each purchase payment
0	7%
1	7
2	6
3	6
4	5
5	4
6	2
Thereafter	0
*
According to our current administrative practice, for the purpose of surrender charge calculation, we consider that the year is completed one day prior to the anniversary of the day each purchase payment was received.
The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of contract value is removed from an investment option before the expiration of a specified period.

Adjustments

MVA Maximum Potential Loss (as a percentage of amount withdrawn from a GPA)(1)	100%
(1)
The following transactions when applied to a GPA, which we refer to as "early surrenders", are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) surrenders (including full and partial surrenders, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. We will not apply a negative MVA to the payment of the death benefit. An MVA may increase the death benefit but will not decrease it.
The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including Funds fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Administrative Expenses
(assessed annually and upon full surrender)
Annual contract administrative charge	Maximum: $50	Current: $50*
Annual contract administrative charge if your contract value equals or exceeds $50,000	Maximum: $20	Current: $0
Contract administrative charge at full surrender	Maximum: $50	Current: $50
* Prior to 5/4/2020, the contract administrative charge was $40.
Base Contract Expenses
(as a percentage of average contract value in the variable account)
You must choose one of the death benefit guarantees. The death benefit you choose determines the mortality and expense risk fee you pay. The table below shows the death benefit guarantees available to you and their cost. The variable account administrative charge is in addition to the mortality and expense risk fee.
	Mortality and expense risk fee	Variable account administrative charge	Total variable account expense
CV Death Benefit*	1.30%	0.15%	1.45%

14 RiverSource Signature Select Variable Annuity — Prospectus

	Mortality and expense risk fee	Variable account administrative charge	Total variable account expense
ROPP Death Benefit	1.30	0.15	1.45
MAV Death Benefit	1.55	0.15	1.70
5% Accumulation Death Benefit	1.70	0.15	1.85
Enhanced Death Benefit	1.75	0.15	1.90
*
CV Death Benefit is available only after an ownership change or spousal continuation if any owner or spouse who continues the contract is over age 85 and therefore cannot qualify for the ROPP death benefit.
Optional Benefit Expenses
Optional Death Benefits
Benefit Protector® Death Benefit rider fee	0.25%
Benefit Protector® Plus Death Benefit rider fee	0.40%
(As a percentage of the contract value charged annually on the contract anniversary.)
If eligible, you may have selected one of the following optional living benefits if available in your state. The fees apply only if you have selected one of these benefits. Investment allocation restrictions apply.
Optional Living Benefits
SecureSource Stages 2SM – Single life rider fee	Maximum: 1.75%	Current: 0.95%
SecureSource Stages2SM – Joint life rider fee	Maximum: 2.25%	Current: 1.15%
(Charged annually on the contract anniversary as a percentage of contract value or the total Benefit Base, whichever is greater.)
Accumulation Protector Benefit® rider fee

For applications signed:	Maximum annual rider fee	Initial annual rider fee and annual rider fee for elective step-ups before 10/20/2012
05/03/2010 – 07/18/2010	1.75%	0.95%
07/19/2010 –10/03/2010	1.75%	1.10%
10/04/2010 – 12/31/2010	1.75%	1.50%
(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)
Current annual rider fees for elective step-up (including elective spousal continuation step-up) requests on/after 10/20/2012 are shown in the table below.
Elective step up date:	If invested in Portfolio Navigator fund at the time of step-up:	If invested in Portfolio Stabilizer fund at the time of step-up:
10/20/2012 – 11/ 17/2013	1.75%	N/A
11/18/2013 – 10/17/2014	1.75%	1.30%
10/18/2014 – 06/30/2016	1.60%	1.00%
07/01/2016 – 10/15/2018	1.75%	1.30%
10/16/2018 – 12/29/2019	1.40%	1.00%
12/30/2019 – 07/20/2020	1.55%	1.15%
07/21/2020 and later	1.75%	1.75%

SecureSource® Stages – Single life rider fee	Maximum: 2.00%	Current: 1.10%
SecureSource® Stages – Joint life rider fee	Maximum: 2.50%	Current: 1.35%
(Charged annually on the contract anniversary as a percentage of the contract value or the Benefit Base, whichever is greater.)

RiverSource Signature Select Variable Annuity — Prospectus 15

Original Contract:
(applications signed prior to Nov. 30, 2009 or in states where the Current Contract was not available)

Transaction Expenses

Surrender Charges
Surrender charges (as a percentage of purchase payments surrendered)
Maximum	7%

Number of completed years from date of each purchase payment*	Surrender charge percentage applied to each purchase payment
0	7%
1	7
2	6
3	6
4	5
5	4
6	2
Thereafter	0
*
According to our current administrative practice, for the purpose of surrender charge calculation, we consider that the year is completed one day prior to the anniversary of the day each purchase payment was received.

Annual Contract Expenses

Administrative Expenses
(assessed annually and upon full surrender)
Annual contract administrative charge and at full surrender	$40
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary. Upon full surrender of the contract, we will assess this charge even if your contract value equals or exceeds $50,000.)
Base Contract Expenses
(as a percentage of average contract value in the variable account)
You must choose one of the death benefit guarantees. The death benefit you choose determines the mortality and expense risk fee you pay. The table below shows the death benefit guarantees available to you and their cost. The variable account administrative charge is in addition to the mortality and expense risk fee.
	Mortality and expense risk fee	Variable account administrative charge	Total variable account expense
ROP Death Benefit	1.30%	0.15%	1.45%
MAV Death Benefit	1.50	0.15	1.65
5% Accumulation Death Benefit	1.65	0.15	1.80
Enhanced Death Benefit	1.70	0.15	1.85
Optional Benefit Expenses
Optional Death Benefits
Benefit Protector® Death Benefit rider fee	0.25%
Benefit Protector® Plus Death Benefit rider fee	0.40%
(As a percentage of the contract value charged annually on the contract anniversary.)
If eligible, you may have selected one of the following optional living benefits if available in your state. The fees apply only if you have selected one of these benefits. Investment allocation restrictions apply.

16 RiverSource Signature Select Variable Annuity — Prospectus

Optional Living Benefits
Accumulation Protector Benefit® rider fee

Contract purchase date:	Maximum annual rider fee	Initial annual rider fee and annual rider fee for elective step-ups before 04/29/2013
Prior to 01/26/2009	1.75%	0.55%
01/26/2009 – 05/31/2009	1.75%	0.80%
(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)
Current annual rider fees for elective step-up (including elective spousal continuation step-up) requests on/after 04/29/2013 are shown in the table below.
Elective step up date:	If invested in Portfolio Navigator fund at the time of step-up:	If invested in Portfolio Stabilizer fund at the time of step-up:
04/29/2013 – 11/17/2013	1.75%	n/a
11/18/2013 – 10/17/2014	1.75%	1.30%
10/18/2014 – 06/30/2016	1.60%	1.00%
07/01/2016 – 10/15/2018	1.75%	1.30%
10/16/2018 – 12/29/2019	1.40%	1.00%
12/30/2019 – 07/20/2020	1.55%	1.15%
07/21/2020 and later	1.75%	1.75%

SecureSource®20 – Single life rider fee	Maximum: 2.00%	Current: 1.25%
SecureSource®20 – Joint life rider fee	Maximum: 2.50%	Current: 1.55%
(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)
SecureSource® rider fees

Application signed date	Maximum annual rider fee	Initial annual rider fee(1)
5/1/2007 – 5/31/2008, Single Life	1.50%	0.65%
5/1/2007 – 5/31/2008, Joint Life	1.75%	0.85%
6/1/2008 – 1/25/2009, Single Life	1.50%	0.75%
6/1/2008 – 1/25/2009, Joint Life	1.75%	0.95%
1/26/2009 and later, Single Life	2.00%	1.10%
1/26/2009 and later, Joint Life	2.50%	1.40%
(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)
(1)
Effective Dec. 18, 2013 if you request an elective step up or the elective spousal continuation step up, or move to a Portfolio Navigator fund that is more aggressive than your current Portfolio Navigator fund allocation, the fee that will apply to your rider will correspond to the fund in which you are invested following the change as shown in the table below.

Application signed date		Portfolio Navigator Funds
	All Portfolio Stabilizer funds	Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)
5/1/2007 – 5/31/2008, Single Life	0.65%	0.75%	0.75%	0.75%	0.90%	1.00%
5/1/2007 – 5/31/2008, Joint Life	0.85%	0.95%	0.95%	0.95%	1.10%	1.20%
6/1/2008 – 1/25/2009, Single Life	0.75%	0.85%	0.85%	0.85%	1.00%	1.10%
6/1/2008 – 1/25/2009, Joint Life	0.95%	1.05%	1.05%	1.05%	1.20%	1.30%
1/26/2009 and later, Single Life	1.10%	1.10%	1.10%	1.10%	1.20%	1.30%
1/26/2009 and later, Joint Life	1.40%	1.40%	1.40%	1.40%	1.50%	1.60%

RiverSource Signature Select Variable Annuity — Prospectus 17

Guarantor Withdrawal Benefit for Life® rider fee	Maximum: 1.50%	Initial: 0.65%(2)
(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)
(2)
Effective Dec. 18, 2013 if you request an elective step up or the elective spousal continuation step up or move to a Portfolio Navigator fund that is more aggressive than your current Portfolio Navigator fund allocation, the fee that will apply to your rider will correspond to the fund in which you are invested following the change as shown in the table below.

Fund name	Current fee as of 12/18/13
Portfolio Stabilizer funds	0.65%
Portfolio Navigator funds:
Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	0.80%
Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	0.80%
Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	0.80%
Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	0.95%
Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.10%

Guarantor Withdrawal Benefit rider fee	Maximum: 1.50%	Initial: 0.55%(3)
(As a percentage of contract value charged annually on the contract anniversary.)
(3)
Effective Dec. 18, 2013 if you request an elective step up or the elective spousal continuation step up or move to a Portfolio Navigator fund that is more aggressive than your current Portfolio Navigator fund allocation, the fee that will apply to your rider will correspond to the fund in which you are invested following the change as shown in the table below.

Fund name	Current fee as of 12/18/13
Portfolio Stabilizer funds	0.55%
Portfolio Navigator funds:
Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	0.70%
Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	0.70%
Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	0.70%
Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	0.85%
Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.00%

Income Assurer Benefit® – MAV rider fee	Maximum: 1.50%	Current: 0.30%(4)
Income Assurer Benefit® – 5% Accumulation Benefit Base rider fee	Maximum: 1.75%	Current: 0.60%(4)
Income Assurer Benefit® – Greater of MAV or 5% Accumulation Benefit Base rider fee	Maximum: 2.00%	Current: 0.65%(4)
(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)
(4)
For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit – MAV — 0.55%, Income Assurer Benefit – 5% Accumulation Benefit Base — 0.70%; and Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base — 0.75%.

Annual Fund Expenses(1)

The next table shows the minimum and maximum total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of investment options available under the contract, including their annual expenses, may be found in Appendix A.
Minimum and maximum annual operating expenses for the funds
(Including management, distribution (12b-1) and/or service fees and other expenses)(1)
Total Annual Fund Expenses	Minimum(%)	Maximum(%)
(expenses deducted from the Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.39	2.32
(1)
Total annual fund operating expenses are deducted from amounts that are allocated to the fund. They include management fees and other expenses and may include distribution (12b-1) fees. Other expenses may include service fees that may be used to compensate service providers, including us and our affiliates, for administrative and contract owner services provided on behalf of the fund. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. Distribution (12b-1) fees are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and SAI.

18 RiverSource Signature Select Variable Annuity — Prospectus

Examples
These examples are intended to help you compare the cost of investing in these contracts with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Contract Expenses, and Annual Fund expenses.
The examples assume all contract value is allocated to the subaccounts. The examples do not reflect the MVA that only applies to GPAs. Your costs could differ from those shown below if you Invest in the GPAs or fixed account investment options.
These examples assume that you invest $100,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year. The “Maximum” example further assumes the most expensive combination of Annual Contract Expenses reflecting the maximum charges, Annual Fund Expenses* and optional benefits available. The “Minimum” example further assumes the least expensive combination of Annual Contract Expenses reflecting the current charges, Annual Fund Expenses and that no optional benefits are selected. Although your actual costs may be higher or lower, based on these assumptions your maximum and minimum costs would be:
Current Contract:
(applications signed on or after Nov. 30, 2009, subject to state availability)
Maximum Expenses.  These examples assume that you select the MAV Death Benefit, the SecureSource Stages 2 – Joint Life rider and the Benefit Protector Plus Death Benefit. Although your actual costs may be higher or lower, based on the assumptions your costs would be:
*
Note: Certain funds are not available for contracts with living benefit riders and may have higher fund expenses than the associated fund expenses shown here.

If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
$11,044	$19,786	$27,945	$50,618	$4,675	$14,298	$24,266	$50,568
Minimum Expenses.  These examples assume that you select the ROPP Death Benefit and do not select any optional benefits. Although your actual costs may be higher, based on these assumptions your costs would be:
If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
$8,450	$11,823	$14,086	$21,785	$1,886	$5,836	$10,036	$21,735
Original Contract:
(applications signed prior to Nov. 30, 2009 or in states where the Current Contract was not available)
Maximum Expenses. These examples assume that you select the MAV Death Benefit, the Accumulation Protector Benefit rider and the Benefit Protector Plus Death Benefit. Although your actual costs may be higher or lower, based on the assumptions your costs would be:
*
Note: Certain funds are not available for contracts with living benefit riders and may have higher fund expenses than the associated fund expenses shown here.

If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
$11,296	$20,318	$28,446	$49,694	$4,955	$14,873	$24,799	$49,654

RiverSource Signature Select Variable Annuity — Prospectus 19

Minimum Expenses. These examples assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher, based on these assumptions your costs would be:
If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
$8,441	$11,814	$14,076	$21,775	$1,886	$5,836	$10,036	$21,735
THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.

20 RiverSource Signature Select Variable Annuity — Prospectus

Principal Risks of Investing in the Contract
Risk of Loss. Variable annuities involve risks, including possible loss of principal. Your losses could be significant. This contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk. This contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral and long-term income mean that this contract is more beneficial to investors with a long-term investment horizon.
Withdrawal Risk. You should carefully consider the risks associated with withdrawals under the contract. Withdrawals may be subject to a surrender charge, depending on the option you select.  If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is surrendered or transferred more than thirty days before the end of its guarantee period. You could lose up to 100% of your investment in a GPA as a result of a negative MVA. A withdrawal may reduce the value of your standard and optional benefits. A total withdrawal (surrender) will result in the termination of your contract.
Subaccount Risk. Amounts that you invest in the subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the subaccounts that you select make money, your contract value goes up, and if they lose money, your contract value goes down. Each subaccount’s performance depends on the performance of its underlying Fund. Each underlying Fund has its own investment risks, and you are exposed to the Fund’s investment risks when you invest in a subaccount. You are responsible for selecting subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. For risks associated with any Fixed Account options, see Financial Strength and Claims-Paying Ability Risk below.
GPA Risk. Each GPA pays an interest rate declared by us when you make an allocation to that account and is fixed for the guarantee period you choose. We will periodically change the declared interest rate for future allocations to these accounts at our discretion based, in part, on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses.
We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or surrenders from the GPA prior to 30 days before the end of the guarantee period. At all other times, and unless an exception applies, we will apply a MVA if you surrender or transfer contract value from a GPA or you elect an annuity payout plan while you have contract value invested in a GPA. The MVA may be negative, positive or result in no change depending on how the guaranteed interest rate on your GPA compares to the new interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. You bear the risk of loss of principal due to a negative MVA. Partial surrenders will reduce certain death benefits proportionally based on the percentage of contract value that is withdrawn and if you request a partial surrender from the GPAs that will give you the net amount you requested after we apply any applicable MVA and surrender charge, a negative MVA will increase the impact of the partial surrender on the value of the death benefit.
Selection Risk. The optional benefits under the contract were designed for different financial goals and to protect against different financial risks. There is a risk that you may not choose, or may not have chosen, the benefit or benefits (if any) that are best suited for you based on your present or future needs and circumstances, and the benefits that are more suited for you (if any) may not be elected after your contract is issued. In addition, if you elected an optional benefit and do not use it  and if the contingencies upon which the benefit depend never occur, you will have paid for an optional benefit that did not provide a financial benefit. There is also a risk that any financial return of an optional benefit, if any, will ultimately be less than the amount you paid for the benefit.
Investment Restrictions Risk. Certain optional benefits limit the investment options that are available to you and limit your ability to take certain actions under the contract. These investment requirements are designed to reduce our risk that we will have to make payments to you from our own assets. In turn, they may also limit the potential growth of your contract value and the potential growth of your guaranteed benefits. This may conflict with your personal investment objectives.
Managed Volatility Fund Risk. The Portfolio Stabilizer funds are managed volatility funds that employ a strategy designed to reduce overall volatility and downside risk. These risk management techniques help us manage our financial risks associated with the contract’s guarantees, like living and death benefits, because they reduce the incidence of extreme outcomes including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your contract value and the potential growth of your guaranteed benefits and may therefore conflict with your personal investment objectives. Certain Funds advised by our affiliate, Columbia Management, employ such risk management strategies. If you elect certain optional

RiverSource Signature Select Variable Annuity — Prospectus 21

benefits under the contract, we require you to invest in these funds, which may limit your ability to increase your benefit. Costs associated with running a managed volatility strategy may also adversely impact the performance of managed volatility funds.
Purchase Payment Risk. Your ability to make subsequent purchase payments is subject to restrictions. We reserve the right to limit or restrict purchase payments in certain contract years or based on age, and in conjunction with certain optional living and death benefit riders with advance notice. Also, our prior approval may be required before accepting certain purchase payments. We reserve the right to limit certain annuity features (for example, investment options) if prior approval is required. There is no guarantee that you will always be permitted to make purchase payments.
Contract Changes Risk. We reserve the right to make certain changes in the future, subject to applicable law. We reserve the right to (i) limit transfers to the regular Fixed Account and one-year fixed account or (ii) change the percentage allowed to be transferred from the regular Fixed Account and one-year fixed account. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. We reserve the right to add, remove or substitute approved investment options at any time and in our sole discretion. We reserve the right to close or restrict approved investment options in our sole discretion. For certain optional living benefits, we also reserve the right to add, remove or modify allocation plans and requirements in our sole discretion.
Financial Strength and Claims-Paying Ability Risk. All guarantees under the contract that are paid from our general account (including under any Fixed Account option)  are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity Risk. Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners.
This dependence makes us susceptible to operational and information security risks from cyber-attacks. These risks may include the following:
•
the corruption or destruction of data;
•
theft, misuse or dissemination of data to the public, including your information we hold; and
•
denial of service attacks on our website or other forms of attacks on our systems and the software and hardware we use to run them.
These attacks and their consequences can negatively impact your contract, your privacy, your ability to conduct transactions on your contract, or your ability to receive timely service from us. The risk of cyberattacks may be higher during periods of geopolitical turmoil. There can be no assurance that we, the underlying funds in your contract, or our other business partners will avoid losses affecting your contract due to any successful cyber-attacks or information security breaches.
Potential Adverse Tax Consequences. Tax considerations vary by individual facts and circumstances. Tax rules may change without notice. Generally, earnings under your contract are taxed at ordinary income tax rates when withdrawn. You may have to pay a tax penalty if you take a withdrawal before age 59 ½. If you purchase a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral beyond what is provided in that retirement plan. Consult a tax professional.
The Variable Account and the Funds
Variable Account. The variable account was established under Indiana law on July 15, 1987. The variable account, consisting of Subaccounts, is registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.
The variable account meets the definition of a separate account under federal securities laws. Income, gains, and losses credited to or charged against the variable account reflect the variable account’s own investment experience and not the investment experience of RiverSource Life’s other assets. The variable account’s assets are held separately from RiverSource Life’s assets and are not chargeable with liabilities incurred in any other business of RiverSource Life.  RiverSource Life is obligated to pay all amounts promised to contract owners under the contracts. The variable account includes other Subaccounts that are available under contracts that are not described in this prospectus.
The IRS has issued guidance on investor control but may issue additional guidance in the future. We reserve the right to modify the contract or any investments made under the terms of the contract so that the investor control rules do not apply to treat the contract owner as the owner of the Subaccount assets rather than the owner of an annuity contract. If the contract is not treated as an annuity contract for tax purposes, the owner may be subject to current taxation on any current or accumulated income credited to the contract.

22 RiverSource Signature Select Variable Annuity — Prospectus

We intend to comply with all federal tax laws so that the contract qualifies as an annuity for federal tax purposes. We reserve the right to modify the contract as necessary in order to qualify the contract as an annuity for federal tax purposes.
The Funds: The contract currently offers subaccounts investing in shares of the Funds. Contract value allocated to a Subaccount will vary based on the investment experience of the corresponding Fund in which the Subaccount invests. There is a risk of loss of the entire amount invested. Information regarding each Fund, including (i) its name, (ii) its investment objective, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance may be found in the Appendix A to this prospectus.
Please read the Funds’ prospectuses carefully for facts you should know before investing. These prospectuses containing more detailed information about the Funds are available by contacting us at 70100 Ameriprise Financial Center, Minneapolis, MN 55474, telephone: 1-800-862-7919, website: Ameriprise.com/variableannuities.
•
Investment objectives: The investment managers and advisers cannot guarantee that the Funds will meet their investment objectives.
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Fund name and management: An underlying Fund in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.
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Eligible purchasers: All Funds are available to serve as the underlying investment options for variable annuities and variable life insurance policies. The Funds are not available to the public (see “Fund Name and Management” above). Some Funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available Funds simultaneously. Although we and the Funds’ providers do not currently foresee any such disadvantages, the boards of directors or trustees of each Fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate Fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate Funds. Please refer to the Funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each Fund intends to comply with the diversification requirements under Section 817(h) of the Code.
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Asset allocation programs may impact Fund performance: Asset allocation programs in general may negatively impact the performance of an underlying Fund. Even if you do not participate in an asset allocation program, a Fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a Fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the Fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A Fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the Funds.
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Funds available under the contract: We seek to provide a broad array of underlying Funds taking into account the fees and charges imposed by each Fund and the contract charges we impose. We select the underlying Funds in which the subaccounts initially invest and when there is substitution (see “Substitution of Investments”). We also make all decisions regarding which Funds to retain in a contract, which Funds to add to a contract and which Funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to Fund performance, Fund expenses, classes of Fund shares available, size of the Fund and investment objectives and investing style of the Fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other Funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a Fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the Fund and support of marketing and distribution expenses incurred with respect to the Fund.
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Money Market fund yield: In low interest rate environments, money market fund yields may decrease to a level where the deduction of fees and charges associated with your contract could result in negative net performance, resulting in a corresponding decrease in your contract value.

RiverSource Signature Select Variable Annuity — Prospectus 23

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Conflicts of Interest with Certain Funds Advised by Columbia Management. We are an affiliate of Ameriprise Financial, Inc., which is the parent company of Columbia Management Investment Advisers, LLC (Columbia Management). Columbia Management acts as investment adviser to several funds of funds, including Portfolio Navigator and Portfolio Stabilizer funds. As such, it retains full discretion over the investment activities and investment decisions of the Funds. These Funds invest in other registered mutual funds. In providing investment advisory services for the Funds and the underlying funds in which those Funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management or one of its affiliates serves as the investment adviser to the underlying funds and may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund.
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Revenue we receive from the Funds and potential conflicts of interest:
Expenses We May Incur on Behalf of the Funds
When a subaccount invests in a Fund, the Fund holds a single account in the name of the variable account. As such, the variable account is actually the shareholder of the Fund. We, through our variable account, aggregate the transactions of numerous contract owners and submit net purchase and redemption requests to the Funds on a daily basis. In addition, we track individual contract owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the Fund, but we incur them instead.
Besides incurring these administrative expenses on behalf of the Funds, we also incur distributions expenses in selling our contracts. By extension, the distribution expenses we incur benefit the Funds we make available due to contract owner elections to allocate purchase payments to the Funds through the subaccounts. In addition, the Funds generally incur lower distribution expenses when offered through our variable account in contrast to being sold on a retail basis.
A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.
Payments the Funds May Make to Us
We or our affiliates may receive from each of the Funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the funds. In addition to these payments, the funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the funds.
We or our affiliates may receive revenue derived from the 12b-1 fees charged by the funds. These fees are deducted from the assets of the funds. This revenue and the amount by which it can vary may create conflicts of interest. The amount, type, and manner in which the revenue from these sources is computed vary by fund.
Conflicts of Interest These Payments May Create
When we determined the charges to impose under the contracts, we took into account anticipated payments from the funds. If we had not taken into account these anticipated payments, the charges under the contract would have been higher. Additionally, the amount of payment we receive from a fund or its affiliate may create an incentive for us to include that fund as an investment option and may influence our decision regarding which funds to include in the variable account as subaccount options for contract owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.
We offer funds managed by our affiliate Columbia Management. We have additional financial incentive to offer our affiliated Funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated Funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, revenue received from our affiliated Funds comprises the greatest amount and percentage of revenue we derive from payments made by the Funds.
The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.65% of the average daily net assets invested in the Funds through this and other contracts we and our affiliates issue.
Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive revenue, including, but not limited to expense payments and non-cash compensation, for various purposes:
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Compensating, training and educating investment professionals who sell the contracts.
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Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.
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Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the Funds available under the contracts to contract owners, authorized selling firms and investment professionals.

24 RiverSource Signature Select Variable Annuity — Prospectus

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Providing sub-transfer agency and shareholder servicing to contract owners.
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Promoting, including and/or retaining the Fund’s investment portfolios as underlying investment options in the contracts.
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Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.
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Furnishing personal services to contract owners, including education of contract owners regarding the Funds, answering routine inquiries regarding a Fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).
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Subaccounting services, transaction processing, recordkeeping and administration.
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Sources of revenue received from affiliated Funds: The affiliated Funds are managed by Columbia Management. The sources of revenue we receive from these affiliated Funds, or from the Funds’ affiliates, may include, but are not necessarily limited to, the following:
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Assets of the Fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the Fund or on the actual cost of certain services we provide with respect to the Fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.
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Compensation paid out of 12b-1 fees that are deducted from Fund assets.
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Sources of revenue received from unaffiliated Funds: The unaffiliated Funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated Funds, or the Funds’ affiliates, may include, but are not necessarily limited to, the following:
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Assets of the Fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based on a percentage of average daily net assets of the Fund or on the actual cost of certain services we provide with respect to the Fund. We receive this revenue in the form of a cash payment.
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Compensation paid out of 12b-1 fees that are deducted from Fund assets.

RiverSource Signature Select Variable Annuity — Prospectus 25

The “Nonunitized” Separate Account and the Guarantee Period Accounts (GPAs)
The “Nonunitized” separate account: We hold amounts You allocate to the GPAs in a “nonunitized” separate account, which is maintained by Us and segregated from Our general assets and the Variable Account. This separate account provides an additional measure of assurance that We will make full payment of amounts due under the GPAs. Unlike the Variable Account (i.e., a unitized separate account), which has subaccounts and accumulation units, We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to Your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company’s general account. See “The General Account” for more information.
The GPAs: The contract currently offers GPAs that earn fixed interest during guarantee periods. The available guarantee periods may vary by state. The GPAs may not be available for contracts in some states.
Currently, unless you have elected one of the optional living benefit riders, you may allocate purchase payments to one or more of the GPAs. The required minimum investment in each GPA is $1,000. Information regarding each GPA, including (i) its name, and (ii) its term may be found in Appendix A to this prospectus.
(Exception: if a PN program model portfolio includes one or more GPAs, the required minimum investment does not apply.)
These accounts are not offered after the annuitization start date.
Each GPA pays an interest rate that is declared at the time of your allocation to that account. Interest is credited daily. That interest rate is fixed for the guarantee period that you chose. We may periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on any Contract Value already allocated to a GPA. The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion. These rates generally will be based on factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life’s revenues and expenses. Contact our Service Center at the number listed on the cover page of this prospectus for current interest rates.
A positive or negative MVA is assessed if any portion of a GPA is surrendered or transferred more than thirty days before the end of its guarantee period. You could lose up to 100% of the amount surrendered from a GPA as a result of a negative MVA. The following transactions, which we refer to as “early surrenders,” are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) surrenders (including full and partial surrenders, systematic surrenders, and required minimum distributions), (ii) transfers, and (iii) annuitization. An MVA may increase the death benefit but will not decrease it. We will not apply an MVA to Contract Value you transfer or surrender out of the GPAs during the 30-day period ending on the last day of the guarantee period. For more information about the MVA, see “Charges and Adjustments – Adjustments – Market Value Adjustments.”
During the 30 day window, which precedes the end of your GPA investment’s guarantee period, you may elect one of the following options: (i) reinvest the Contract Value in a new GPA with the same guarantee period; (ii) transfer the Contract Value to a GPA with a different guarantee period; (iii) transfer the Contract Value to any of the subaccounts or the regular fixed account, or surrender the Contract Value (subject to applicable surrender and transfer provisions). We will send you a letter prior to the end of your guarantee period that lists the available GPAs or you can contact our Service Center at the number listed on the cover page of this prospectus for the GPAs currently available to you. If we do not receive any instructions by the end of your guarantee period, we will automatically transfer the Contract Value into the shortest GPA term offered in your state.

26 RiverSource Signature Select Variable Annuity — Prospectus

The General Account
The general account includes all assets owned by RiverSource Life, other than those in the Variable Account and our other separate accounts. Subject to applicable state law, we have sole discretion to decide how assets of the general account will be invested. The assets held in our general account support the guarantees under your contract including any optional benefits offered under the contract. These guarantees are subject to the claims-paying ability and financial strength of RiverSource Life. You should be aware that our general account is exposed to many of the same risks normally associated with a portfolio of fixed-income securities including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of annuities and financial instruments and products as well, and these obligations are satisfied from the assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The fixed account is supported by our general account that we make available under the contract.
The Fixed Account
Amounts allocated to the fixed account are part of our general account. For the Current Contract, the fixed account includes the regular fixed account and the Special DCA fixed account. For the Original Contract, the fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time at our discretion. Interest rates credited in excess of the guaranteed rate generally will be based on various factors related to future investment earnings. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state and contract issue year, but it will be shown on your Contract Data page and will not be lower than the minimum allowed under the state law. Information regarding each fixed account option, including (i) its name, (ii) its term, and (iii) its historical minimum guaranteed interest rates may be found in Appendix A to this prospectus.
We back the principal and interest guarantees relating to the fixed account. These guarantees are subject to the creditworthiness and continued claims-paying ability of RiverSource Life.
Because of exemptive and exclusionary provisions, we have not registered interests in the fixed account as securities under the Securities Act of 1933 nor have any of these accounts been registered as investment companies under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in the fixed account are subject to the provisions of these Acts.
The fixed account has not been registered with the SEC. Disclosures regarding the fixed account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
Current Contract:
(applications signed on or after Nov. 30, 2009, subject to state availability)
The Regular Fixed Account
Unless the PN program we offer is in effect, you may allocate purchase payments or transfer contract value to the regular fixed account. The value of the regular fixed account increases as we credit interest to the regular fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the regular fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion, but your interest rate for each purchase payment or transfer will never change more frequently than annually. There are restrictions on transfers from this account and may be restrictions on the amount you can allocate to this account (see “Making the Most of Your Contract – Transfer Policies”).
The Special DCA Fixed Account
You may allocate purchase payments to the Special DCA fixed account. You may not transfer contract value to the Special DCA fixed account.
You may allocate your entire purchase payment to the Special DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the Special DCA fixed account.
In accordance with your investment instructions, we transfer amounts from the Special DCA fixed account to the subaccounts or investment option you select under your living benefit rider monthly so that, at the end of the Special DCA fixed account term, the balance of the Special DCA fixed account is zero. The amount of each transfer equals the remaining Special DCA fixed account value on the date of the transfer divided by the number of remaining transfers in the program. You may not change the amount of transfers. The first Special DCA monthly transfer occurs one day after we receive your payment. You may not use the regular fixed account or any GPA as a destination for the Special DCA

RiverSource Signature Select Variable Annuity — Prospectus 27

monthly transfer. (Exception: if a PN program is in effect, and the PN program investment option you selected, if applicable, includes the regular fixed account or any GPA, amounts will be transferred from the Special DCA fixed account to the regular fixed account or GPA according to the allocation percentage established for the PN program investment option you have selected.)
The value of the Special DCA fixed account increases when we credit interest to the Special DCA fixed account, and decreases when we make monthly transfers from the Special DCA fixed account. When you allocate a purchase payment to the Special DCA fixed account, the interest rates applicable to that purchase payment will be the rates in effect for the Special DCA fixed account term you choose on the date we receive your purchase payment. The applicable interest rate is guaranteed for the length of the term for the Special DCA fixed account term you choose. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit interest only on the declining balance of the Special DCA fixed account; we do not credit interest on amounts that have been transferred from the Special DCA fixed account. As a result, the net effective interest rates we credit will be less than the declared annual effective rates. Generally, we will credit the Special DCA fixed account with interest at the same annual effective rate we apply to the regular fixed account on the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the Special DCA fixed account at promotional rates that are higher than those we credit to the regular fixed account. We reserve the right to declare different annual effective rates:
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for the Special DCA fixed account and the regular fixed account; and
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for the Special DCA fixed accounts with terms of differing length.
Alternatively, you may allocate your purchase payment to any combination of the following which equals one hundred percent of the amount you invest:
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the Special DCA fixed account for a six month term;
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the Special DCA fixed account for a twelve month term;
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the Portfolio Stabilizer or Portfolio Navigator fund if you have one of the optional living benefit riders;
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unless you have elected one of the optional living benefit riders, to the regular fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the regular account and the GPAs.
Once you establish a Special DCA fixed account, you cannot allocate additional purchase payments to it. However, you may establish another Special DCA fixed account and allocate new purchase payments to it.
If you participate in a PN program, and you change to a different PN program investment option while a Special DCA fixed account term is in progress, we will allocate transfers from the Special DCA fixed account to your newly-elected PN program investment option.
If your contract permits, and you discontinue your participation in a PN program while a Special DCA fixed account term is in progress, we will allocate transfers from your Special DCA fixed account for the remainder of the term to the subaccounts in accordance with your current Special DCA fixed account allocation instructions. If your current Special DCA fixed account allocation instructions include a fund to which allocations are restricted and you do not provide new instructions, we will transfer prorated amounts to the valid portion of your allocation instruction.
You may discontinue any Special DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the Special DCA fixed account to the Portfolio Stabilizer or Portfolio Navigator fund in which you are invested if a living benefit rider is selected, or if no living benefit rider is selected, in accordance with your investment instructions to us to the regular fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the regular fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see “Making the Most of Your Contract – Transfer Policies”).
Dollar-cost averaging from the Special DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For an example of how Special DCA dollar-cost averaging works, see table below showing the Special DCA fixed account for a six-month term.

28 RiverSource Signature Select Variable Annuity — Prospectus

How Special dollar-cost averaging works
By spreading the investment over the term of the Special DCA		Date	SDCA Balance	Portion Transferred	Amount Transferred	Accumulation unit value	Number of units purchased
you automatically buy more units when the per unit market price is low		15-Jan	$5,000.00
		16-Jan	5,000.14	1/6	$833.36	$18	46.30
	→	16-Feb	4,170.30	1/5	834.06	15	55.60
and fewer units when the per unit market price is high.		16-Mar	3,338.79	1/4	834.70	19	43.93
		16-April	2,506.20	1/3	835.40	17	49.14
	→	16-May	1,672.17	1/2	836.09	21	39.81
		16-Jun	836.79	1/1	836.79	20	41.84
You paid an average price of $18.11. per unit over the 6 months, while the average market price actually was $18.33.
Original Contract:
(applications signed prior to Nov. 30, 2009 or in states where the Current Contract was not available)
The One-Year Fixed Account
Unless the PN program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account. The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see “Making the Most of Your Contract – Transfer Policies”).
DCA Fixed Account
(Applies to contracts with applications signed on or after May 1, 2006 and if available in your state)
You may allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.
You may allocate your entire purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.
In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The first DCA monthly transfer occurs one day after we receive your payment.
The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account. When you allocate a purchase payment to the DCA fixed account, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account term you choose on the date we receive your purchase payment. The applicable interest rate is guaranteed for the length of the term for the DCA fixed account term you choose. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. As a result, the net effective interest rates we credit will be less than the declared annual effective rates. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to the one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the DCA fixed account at promotional rates that are higher than those we credit to the one-year fixed account. We reserve the right to declare different annual effective rates:
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for the DCA fixed account and the one-year fixed account;
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for the DCA fixed accounts with terms of differing length;
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for amounts in the DCA fixed account that are transferred to the one-year fixed account;
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for amounts in the DCA fixed account that are transferred to the GPAs;
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for amounts in the DCA fixed account that are transferred to the subaccounts.
Alternatively, you may allocate your purchase payment to any combination of the following which equals one hundred percent of the amount you invest:
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the DCA fixed account for a six month term;

RiverSource Signature Select Variable Annuity — Prospectus 29

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the DCA fixed account for a twelve month term;
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the Portfolio Stabilizer or Portfolio Navigator fund, if you have one of the optional living benefit riders;
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unless you have elected one of the optional living benefit riders, to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.
If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:
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to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;
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to the Portfolio Stabilizer or Portfolio Navigator fund, if you have one of the optional living benefit riders;
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unless you have elected one of the optional living benefit riders, then to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.
If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.
If you participate in a PN program, and you change to a different PN program investment option while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected PN program investment option.
If your contract permits, and you discontinue your participation in a PN program investment option while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account, the GPAs and the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see “Making the Most of Your Contract – Transfer Policies”).
You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the PN program investment option in effect, or if no PN program investment option is in effect, in accordance with your investment instructions to us to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see “Making the Most of Your Contract – Transfer Policies”).
Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see “Making the Most of your Contract – Automated Dollar-Cost Averaging.”
Buying Your Contract
New contracts as described in this prospectus are not currently being offered. Information about applying for the contract and issuing the contract is provided for informational purposes only.
We are required by law to obtain personal information from you which we used to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You may select a qualified or nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. For the Current Contract, you can buy a contract if you are 85 or younger. For the Original Contract, you can buy a contract if you and the annuitant are age 85 or younger. (The age limit may be younger for qualified annuities in some states.)
When you applied, you could have selected:
Current Contract:
(applications signed on or after Nov. 30, 2009, subject to state availability)
•
GPAs, the regular fixed account (if included), the Special DCA fixed account and/or subaccounts in which you want to invest;
•
how you want to make purchase payments;
•
a beneficiary;
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the optional PN program(1); and

30 RiverSource Signature Select Variable Annuity — Prospectus

•
one of the following optional death benefits:
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MAV Death Benefit;
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5% Accumulation Death Benefit; or
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Enhanced Death Benefit.
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one of the following additional optional death benefits:
–
Benefit Protector Death Benefit rider(2); or
–
Benefit Protector Plus Death Benefit rider(2).
In addition, you could have also selected one of the following optional living benefits:
•
SecureSource Stages 2 riders;
•
SecureSource Stages riders;
•
Accumulation Protector Benefit rider
The Current Contract provides for allocation of purchase payments to the GPAs, the regular fixed account, the Special DCA fixed account and/or the subaccounts of the variable account subject to the $1,000 required minimum investment for the GPAs. We currently allow you to allocate the total amount of purchase payment to the regular fixed account. We reserve the right to limit purchase payment allocations to the regular fixed account at any time on a non-discriminatory basis with notification, subject to state restrictions. You cannot allocate purchase payments to the fixed account for six months following a partial surrender from the fixed account, a lump sum transfer from the regular fixed account, or termination of automated transfers from the Special DCA fixed account prior to the end of the Special DCA fixed account term.
Original Contract:
(applications signed prior to Nov. 30, 2009 or in states where the Current Contract was not available)
•
GPAs, the one-year fixed account, if part of your contract, the DCA fixed account if part of your contract and/or subaccounts in which you want to invest;
•
how you want to make purchase payments;
•
a beneficiary;
•
the optional PN program(1); and
•
one of the following optional death benefits:
–
MAV Death Benefit;
–
5% Accumulation Death Benefit; or
–
Enhanced Death Benefit.
•
one of the following additional optional death benefits:
–
Benefit Protector Death Benefit rider(2); or
–
Benefit Protector Plus Death Benefit rider(2).
In addition, if available in your state, could have also selected one of the following optional living benefits:
•
SecureSource 20 riders;
•
SecureSource riders;
•
Accumulation Protector Benefit rider;
•
Guarantor Withdrawal Benefit for Life rider;
•
Guarantor Withdrawal Benefit rider;
•
Income Assurer Benefit – MAV rider;
•
Income Assurer Benefit – 5% Accumulation Benefit Base rider; or
•
Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base rider.
(1)
There is no additional charge for this feature.
(2)
Not available with 5% Accumulation or Enhanced Death Benefit.
The Original Contract provides for allocation of purchase payments to the GPAs, the one-year fixed account (if part of your contract), the DCA fixed account (if part of your contract) and/or to the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar-cost averaging arrangement with respect to

RiverSource Signature Select Variable Annuity — Prospectus 31

the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.
For both the Current Contract and the Original Contract:
We will credit additional eligible purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our Service Center before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our Service Center at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.
You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.
In most states, you may make additional purchase payments to nonqualified and qualified annuities until the annuitization start date.
Householding and delivery of certain documents
With your prior consent, RiverSource Life and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper copy of certain documents to that household. This householding of documents may include prospectuses, supplements, annual reports, semiannual reports and proxies. Your authorization remains in effect unless we are notified otherwise. If you wish to continue receiving multiple copies of these documents, you can opt out of householding by calling us at 1.866.273.7429. Multiple mailings will resume within 30 days after we receive your opt out request.
Contract Exchanges
You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Generally, you can exchange one annuity for another or for a qualified long-term care insurance policy in a “tax-free” exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to Internal Revenue Service (IRS) rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on the new contract. You may have to pay a surrender charge when you exchange out of your old contract and a new surrender charge period may begin when you exchange into the new contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for the new contract or buy the new contract in addition to your old contract, unless you determine it is in your best interest. (See “Taxes – 1035 Exchanges.”)
The Annuitization Start Date
For both the Current Contract and the Original Contract:
Annuity payouts begin on the annuitization start date. This means that the contract will be annuitized or converted to a stream of monthly payments. If your contract is annuitized, the contract goes into payout and only the annuity payout provisions continue. You will no longer have access to your contract value. This means that the death benefit and any optional benefits you have elected will end. When we processed your application, we established the maximum age then in effect (or contract anniversary if applicable). Unless otherwise elected by you, all annuitization start dates are now automatically set to the maximum age of 95 now in effect. You can also change the annuitization start date, provided you send us written instructions at least 30 days before annuity payouts begin.
The annuitization start date must be:
•
no earlier than the 30th day after the contract’s effective date; and no later than
•
the owner’s 95th birthday or the tenth contract anniversary, if later,
•
or such other date as agreed to by us but not later than the owner’s 105th birthday.
Six months prior to your annuitization start date, we will contact you with your options including the option to postpone your annuitization start date to a future date. You can choose to delay the annuitization of your contract to a date beyond age 95, to the extent allowed by applicable state law and tax laws.

32 RiverSource Signature Select Variable Annuity — Prospectus

If you do not make an election, annuity payouts using the contract’s default option of annuity payout Plan B – Life with 10 years certain will begin on the annuitization start date and your monthly annuity payments will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, we will continue to make payments until 10 years of payments have been made. Some distributors require annuitization by age 95. In that case, the option to continue to defer the annuitization start date after age 95 is not available.
Generally, if you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your annuitization start date, your contract will not be automatically annuitized (subject to state requirement). However, if you choose, you can elect to request annuitization or take surrenders to meet your required minimum distributions.
Please see ”SecureSource Stages 2/SecureSource Stages/SecureSource 20 – Other Provisions" section regarding options under this rider at the annuitization start date.
Beneficiary
We will pay to your named beneficiary the death benefit if it becomes payable while the contract is in force and before the annuitization start date. If there is more than one beneficiary, we will pay each beneficiary’s designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary’s completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See “Benefits in Case of Death” for more about beneficiaries.)
If you select one of the SecureSource series  – Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.
Purchase Payments
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.
Minimum initial purchase payment
10,000
Minimum additional purchase payments
$50 for SIPs
$100 for all other payment types
Maximum total purchase payments (without our approval)
•
Current Contract:
(applications signed on or after Nov. 30, 2009, subject to state availability)
Maximum total purchase payments* based on your age on the effective date of the payment:
For the first year and total: through age 85	$1,000,000
age 86 or older	$0

For each subsequent year: through age 85	$100,000
age 86 or older	$0
•
Original Contract:
(applications signed prior to Nov. 30, 2009 or in states where the Current Contract was not available)
Maximum total purchase payments*
$1,000,000
Additional purchase payment restrictions for contracts with the Guarantor Withdrawal Benefit rider, Guarantor Withdrawal Benefit for Life rider, or SecureSource riders.
Effective Jan. 26, 2009, after initial purchase payments are received, limited additional purchase payments allowed for contracts with the Guarantor Withdrawal Benefit rider, Guarantor Withdrawal Benefit for Life rider, or SecureSource riders, subject to state restrictions. Initial purchase payments are: 1) payments received with the application, and 2) Tax Free Exchanges, rollovers, and transfers listed on the annuity application, paper work initiated within 30 days from the application signed date and received within 180 days from the application signed date.

RiverSource Signature Select Variable Annuity — Prospectus 33

For contracts issued in all states except those listed below, the only additional purchase payments that will be allowed on/after Jan. 26, 2009 are the maximum annual contribution permitted by the Code for qualified annuities.
For contracts issued in Florida, New Jersey, and Oregon, additional purchase payments to your variable annuity contract with the Guarantor Withdrawal Benefit rider, Guarantor Withdrawal Benefit for Life rider, or SecureSource riders will be limited to $100,000 for the life of your contract. The limit does not apply to initial purchase payments.
Additional purchase payment restrictions for the SecureSource Stages 2 riders, SecureSource Stages riders and SecureSource 20 riders
Effective Feb. 27, 2012, no additional purchase payments are allowed for contracts with SecureSource Stages 2 riders, SecureSource Stages riders and SecureSource 20 riders subject to certain exceptions listed below.
Certain exceptions apply and the following additional purchase payments will be allowed on or after Feb. 27, 2012:
a.
Current tax year contributions for TSAs and Custodial and investment only plans under Section 401(a) of the Code, up to the annual limit set by the IRS.
b.
Prior and current tax year contributions up to the annual limit set up by the IRS for any Qualified Accounts except TSAs and 401(a)s. This annual limit applies to IRAs, Roth IRAs and SEP plans.
We reserve the right to change these current rules any time, subject to state restrictions.
The riders also prohibit additional purchase payments while the rider is effective, if (1) you decline a rider fee increase, or (2) the Annual Lifetime Payment (ALP) is established and your contract value on an anniversary is less than four times the ALP. (For the purpose of this calculation only, the ALP is determined using percentage B, as described under “Optional Living Benefits – SecureSource Stages 2 Riders, SecureSource Stages Riders and SecureSource 20 Riders.”)
Additional purchase payment restrictions for the Accumulation Protector Benefit rider
Additional purchase payments are prohibited during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider.
For the Current Contract, additional purchase payments are also allowed within 180 days from the last contract anniversary if you exercise the elective step up option.
Subject to state restrictions, we reserve the right to change the above purchase payment limitations, including making further restrictions, upon written notice.
*
These limits apply in total to all RiverSource Life annuities you own unless a higher maximum applies to your contract. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code’s limits on annual contributions also apply. Additional purchase payments for inherited qualified annuity contracts cannot be made unless the payment is qualified money inherited from the same decedent.
How to Make Purchase Payments

1 Electronically and By SIP
Contact your investment professional to move money electronically or to complete the necessary SIP paperwork.

2 By letter
Send your check along with your name and contract number to:
RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
Limitations on Use of Contract
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner’s access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

34 RiverSource Signature Select Variable Annuity — Prospectus

Charges and Adjustments
Transaction Expenses
Surrender Charge
If you surrender all or part of Your contract value before the annuitization start date, We may deduct a surrender charge from the contract value that is surrendered. The surrender charge helps Us cover sales and distribution expenses. As described below, a surrender charge applies to each purchase payment You make. The surrender charge lasts for 7 years from the date of each purchase payment. (See “Fee Table and Examples.”)
You may surrender an amount during any contract year without a surrender charge. We call this amount the total free amount (FA for the Current Contract, TFA for the Original Contract). Throughout this prospectus when we use the acronym FA, it includes TFA. The FA varies depending on whether your contract includes one of the SecureSource series of riders, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider:
Current Contract without SecureSource Stages rider
The FA is the greater of:
•
10% of the contract value on the prior contract anniversary, less any prior surrenders taken in the current contract year; or
•
current contract earnings.
During the first contract year, the FA is the greater of:
•
10% of all purchase payments applied prior to your surrender request, less any amounts surrendered prior to your surrender request that represent the FA; or
•
current contract earnings.
Original Contract without SecureSource 20 rider, SecureSource rider, Guarantor Withdrawal Benefit for Life rider or Guarantor Withdrawal Benefit rider
The FA is the greater of:
•
10% of the contract value on the prior contract anniversary(1), less any prior surrenders taken in the current contract year; or
•
current contract earnings.
Current Contract with SecureSource Stages rider
The FA is the greatest of:
•
10% of the contract value on the prior contract anniversary, less any prior surrenders taken in the current contract year;
•
current contract earnings; or
•
the Remaining Annual Lifetime Payment (this amount will be zero during the waiting period).
During the first contract year, the FA is the greatest of:
•
10% of all purchase payments applied prior to your surrender request, less any amounts surrendered prior to your surrender request that represent the FA; or
•
current contract earnings.
Original Contract with SecureSource 20 rider, SecureSource rider or Guarantor Withdrawal Benefit for Life rider
The FA is the greatest of:
•
10% of the contract value on the prior contract anniversary(1), less any prior surrenders taken in the current contract year;
•
current contract earnings; or
•
the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment (for the SecureSource 20 rider, Remaining Benefit Payment and the Remaining Annual Lifetime Payment are zero during the waiting period).
Original Contract with Guarantor Withdrawal Benefit rider
The FA is the greatest of:
•
10% of the contract value on the prior contract anniversary(1), less any prior surrenders taken in the current contract year;

RiverSource Signature Select Variable Annuity — Prospectus 35

•
current contract earnings; or
•
the Remaining Benefit Payment.
(1)
We consider your initial purchase payment to be the prior contract anniversary’s contract value during the first contract year.
Amounts surrendered in excess of the FA may be subject to a surrender charge as described below.
A surrender charge will apply if the amount you surrender includes any of your prior purchase payments that are still within their surrender charge schedule. To determine whether your surrender includes any of your prior purchase payments that are still within their surrender charge schedule, we surrender amounts from your contract in the following order:
1.
First, we surrender the FA. Contract earnings are surrendered first, followed by purchase payments. We do not assess a surrender charge on the FA. We surrender payments that are considered part of the FA on a first-in, first-out (FIFO) basis for the Current Contract, and last-in, first-out (LIFO) basis for the Original Contract.
2.
Next, we surrender purchase payments received that are beyond the surrender charge period shown in your contract. We surrender these payments on a FIFO basis. We do not assess a surrender charge on these payments.
3.
Finally, we surrender any additional purchase payments received that are still within the surrender charge period shown in your contract. We surrender these payments on a FIFO basis. We do assess a surrender charge on these payments.
The amount of purchase payments surrendered is calculated using a prorated formula based on the percentage of contract value being surrendered. As a result, the amount of purchase payments surrendered may be greater than the amount of contract value surrendered.
We determine your surrender charge by multiplying each of your payments surrendered which could be subject to a surrender charge by the applicable surrender charge percentage (see “Fee Table and Examples”), and then adding the total surrender charges.
For a partial surrender, we will determine the amount of contract value that needs to be surrendered, which after any surrender charge and any positive or negative market value adjustment, will equal the amount you request.
Example: Each time you make a purchase payment under the contract, a surrender charge schedule attaches to that purchase payment. The surrender charge percentage for each purchase payment declines according to the surrender charge schedule shown in your contract. (The surrender charge percentages for the 7-Year surrender charge schedule are shown in a table in the “Fee Table and Examples”.) For example, during the first two years after a purchase payment is made, the surrender charge percentage attached to that payment is 7%. The surrender charge percentage for that payment during the seventh year after it is made is 2%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no longer a surrender charge as to that payment.
For an example, see Appendix B.
Waiver of surrender charges
We do not assess surrender charges for:
•
surrenders each year that represent the total free amount for that year;
•
required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which surrender charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force. (Please note that, if you are buying a new contract with inherited IRA money, we will not waive surrender charges for a five-year distribution and, therefore, if that option is selected, you should choose a surrender charge period that is no longer than the time remaining in the five-year period.);
•
amounts applied to an annuity payment plan (Exception: As described below, if you select annuity payout Plan E, and choose later to surrender the value of your remaining annuity payments, we will assess a surrender charge. )
•
surrenders made as a result of one of the “Contingent events” described below to the extent permitted by state law. For the Current Contract, waiver of surrender charges for Contingent events will not apply to Tax Free Exchanges, rollovers and transfers to another annuity contract;
•
amounts we refunded to you during the free look period; and
•
death benefits*.
Current Contract:
Contingent events
•
Surrenders you make if you are confined to a hospital or nursing home and have been for the prior 60 days or confinement began within 30 days following a 60 day confinement period. Such confinement must begin after the contract issue date. Your contract will include this provision when you are under age 76 at contract issue. You must

36 RiverSource Signature Select Variable Annuity — Prospectus

provide us with a letter containing proof satisfactory to us of the confinement as of the date you request the surrender. We must receive your surrender request no later than 91 days after your release from the hospital or nursing home. The amount surrendered must be paid directly to you.
•
Surrenders you make if you are disabled with a medical condition and are diagnosed in the second or later contract years with reasonable medical certainty, that the disability will result in death within 12 months or less from the date of the diagnosis. You must provide us with a licensed physician’s statement containing the terminal illness diagnosis, the expected date of death and the date the terminal illness was initially diagnosed. The amount surrendered must be paid directly to you.
Original Contract:
Contingent events
•
Surrenders you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the surrender.
•
Surrenders you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the diagnosis. You must provide us with a licensed physician’s statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.
Both Contracts:
Liquidation charge under Annuity Payout Plan E – Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to surrender those payments. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment return is 3.5% and 6.67% if the assumed investment return is 5%. The liquidation charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate.
Fixed Payouts: Surrender charge for Fixed Annuity Payout Plan E – Payouts for a specified period: If you are receiving annuity payments under this annuity payout plan, you can choose to take a surrender and a surrender charge may apply.
A surrender charge will be assessed against the present value of any remaining guaranteed payouts surrendered. The discount rate we use in determining present values varies based on: (1) the contract value originally applied to the fixed annuitization; (2) the remaining years of guaranteed payouts; (3) the annual effective interest rate and periodic payment amount for new immediate annuities of the same duration as the remaining years of guaranteed payouts; and (4) the interest spread (currently 1.50%). If we do not currently offer immediate annuities, we will use rates and values applicable to new annuitizations to determine the discount rate.
Once the discount rate is applied and we have determined the present value of the remaining guaranteed payouts you have surrendered, the present value determined will be multiplied by the surrender charge percentage in the table below and deducted from the present value to determine the net present value you will receive.
Number of Completed Years Since Annuitization	Surrender charge percentage
0	Not applicable*
1	5%
2	4
3	3
4	2
5	1
6 and thereafter	0
*We do not permit surrenders in the first year after annuitization.
We will provide a quoted present value (which includes the deduction of any surrender charge). You must then formally elect, in a form acceptable to us, to receive this value. The remaining guaranteed payouts following surrender will be reduced to zero.
Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and surrender charges. However, we expect this to occur infrequently.

RiverSource Signature Select Variable Annuity — Prospectus 37

Annual Contract Expenses
Base Contract Expenses
Base Contract Expenses consist of the contract administrative charge and mortality and expense risk fee.
Contract Administrative Charge
We charge this fee for establishing and maintaining your records. For the Original Contract, we deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully surrendered. For the Current Contract, we deduct $50* from the contract value on your contract anniversary or, if earlier, when the contract is fully surrendered. We prorate this charge among the GPAs, the regular fixed account, Special DCA fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge that applies to the fixed account.
We will waive this charge when your contract value is $50,000 or more on the current contract anniversary. For the Current Contract, we reserve the right to charge up to $20 after the first contract anniversary for contracts with contract value of $50,000 or more.
If you take a full surrender from your contract, we will deduct the charge at the time of surrender regardless of the contract value. We cannot increase the annual contract administrative charge for the Original Contract. This charge does not apply to amounts applied to an annuity payment plan or to the death benefit (other than when deducted from the Full Surrender Value component of the death benefit for the Current Contract).
*Prior to May 5, 2020, the contract administrative charge for the Current Contract was $40.
Variable Account Administrative Charge
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.
Mortality and Expense Risk Fee
We charge these fees daily to the subaccounts as a percentage of the daily contract value in the variable account. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the fixed account. The fees listed below are the current fees and they cannot be changed.
The mortality and expense risk fee you pay is determined by the death benefit guarantee in effect:
Current Contract:
(applications signed on or after Nov. 30, 2009, subject to state availability)
Mortality and expense risk fee
CV Death Benefit*	1.30%
ROPP Death Benefit	1.30
MAV Death Benefit	1.55
5% Accumulation Death Benefit	1.70
Enhanced Death Benefit	1.75
*
CV Death Benefit is available only after an ownership change or spousal continuation if any owner or spouse who continues the contract is over age 85 and therefore cannot qualify for the ROPP death benefit.
Original Contract:
(applications signed prior to Nov. 30, 2009 or in states where the Current Contract was not available)
Mortality and expense risk fee
ROP Death Benefit	1.30%
MAV Death Benefit	1.50
5% Accumulation Death Benefit	1.65
Enhanced Death Benefit	1.70
Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a

38 RiverSource Signature Select Variable Annuity — Prospectus

group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.
Expense risk arises because we cannot increase the contract administrative charge for the Original Contract, we are limited on how much we can increase the contract administrative charge for the Current Contract, and we cannot increase the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.
The subaccounts pay us the mortality and expense risk fee they accrued as follows:
•
first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;
•
then, if necessary, the funds redeem shares to cover any remaining fees payable.
We may use any profits we realize from the subaccounts’ payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge will cover sales and distribution expenses in full.
Adjustments
Market Value Adjustments
We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or surrenders from the GPAs prior to 30 days before the end of the guarantee period. At all other times, and unless one of the exceptions described below applies, we will apply an MVA if you make certain transactions while you have contract value invested in a GPA. The following transactions when applied to a GPA, which we refer to as "early surrenders", are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) surrenders (including full and partial surrenders, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. We will not apply a negative MVA to the payment of the death benefit. An MVA may increase the death benefit but will not decrease it.
For the Current Contract, no MVA will apply to:
•
amounts surrendered under contract provisions that waive surrender charges for Hospital or Nursing Home Confinement and Terminal Illness Disability Diagnosis;
•
amounts transferred automatically under the PN program; and
•
 amounts deducted for fees and charges.
For the Original Contract, no MVA will apply to:
•
 transfers from a one-year GPA occurring under an automated dollar-cost averaging program or interest sweep strategy;
•
 automatic rebalancing under any PN program model portfolio we offer which contains one or more GPAs. However, an MVA may apply if you transfer to a new PN program investment option;
•
 amounts applied to an annuity payout plan while a PN program model portfolio containing one or more GPAs is in effect; and
•
 amounts deducted for fees and charges.
The application of an MVA may result in either a gain or loss. You could lose up to 100% of the amount surrendered as a result of a negative MVA. Under certain death benefits, the value of the death benefit is reduced proportionally when you take a partial surrender based on the percentage of contract value that is withdrawn. If you request a partial surrender from the GPAs that will give you the net amount you requested after we apply any applicable MVA and surrender charge, the MVA could increase or decrease the percentage of contract value that is withdrawn. In these circumstances, a negative MVA would increase the impact of a partial surrender on the value of the death benefit.
When you request an early surrender, we adjust the early surrender amount by an MVA formula. The MVA is sensitive to changes in current interest rates. The MVA, which can be zero, positive or negative, reflects the relationship between the guaranteed interest rate that applies to the GPA from which you are taking an early surrender and the interest rate we are then currently crediting on new GPAs that mature at the same time. The magnitude of any applicable MVA will depend on the difference in these current guaranteed interest rates at the time of the early surrender corresponding to the time remaining in your guarantee period and your guaranteed interest rate. If interest rates have increased, the MVA

RiverSource Signature Select Variable Annuity — Prospectus 39

will generally be negative and the early surrender amount will be less; if interest rates have decreased, the MVA will generally be positive and the early surrender amount will be increased. This is summarized in the following table:
If your GPA rate is:	The MVA is:
Less than the new GPA rate + 0.10%	Negative
Equal to the new GPA rate + 0.10%	Zero
Greater than the new GPA rate + 0.10%	Positive

The precise MVA formula we apply is as follows:
Early surrender amount	×	[	(1 + i	)	(n/12)	–1	]	=	MVA
1 + j + .001

Where i	=	rate earned in the GPA from which amounts are being transferred or surrendered.
j	=	current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period (rounded up to the next year).
n	=	number of months remaining in the current Guarantee Period (rounded up to the next month).
Surrender charges and other charges applicable to your contract and optional benefit riders you have elected may also apply to an early surrender. As noted above, we do not apply MVAs to the amounts we deduct for fees and charges, including surrender charges. We will deduct any applicable surrender charge from your early surrender after applying the MVA. Please note that when you request an early surrender, we surrender an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable surrender charge, unless you request otherwise.
Contact our Service Center at the number listed on the cover page of this prospectus for a quote of the impact an early surrender would have on your contract value. Values fluctuate daily and the actual MVA applied at the time an early surrender is processed may be more or less than the values quoted at the time of your call. Additional information about MVAs, including MVA examples, is located in the Statement of Additional Information (“SAI”).
The MVA is intended to protect us from losses on the investments we hold to support our guaranteed interest rates when we must pay out amounts that are removed from the GPAs early.
Optional Benefit Charges
Optional Living Benefit Charges
Accumulation Protector Benefit Rider Fee
We deduct an annual charge from your contract value on your contract anniversary for this optional benefit only if you select it. The charge is percentage of the greater of your contract value or the minimum contract accumulation value. See tables below for the applicable percentage. For contract applications signed on or after May 3, 2010, we prorate this charge among all accounts and the subaccounts in the same proportion as your interest in each bears to your total contract value. For contract applications signed prior to June 1, 2009, the charge will be prorated among the GPAs, the one-year fixed account and the subaccounts. We will modify this prorated approach to comply with state regulations where necessary.
Once you elect the Accumulation Protector Benefit rider, you may not cancel it and the charge will continue to be deducted until the end of the waiting period. If the contract or rider is terminated for any reason, we will deduct the charge, adjusted for the number of calendar days coverage was in place since we last deducted the charge.
The Accumulation Protector Benefit rider charge will not exceed a maximum of 1.75%.
We may change the rider fee at our discretion and on a nondiscriminatory basis.
We will not change the Accumulation Protector Benefit rider fee in effect on your contract after the rider effective date unless:
(a)
you choose the annual elective step-up or elective spousal continuation step-up after we have exercised our rights to increase the rider fee; or
(b)
you change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.

40 RiverSource Signature Select Variable Annuity — Prospectus

We exercised our right to increase the rider fee upon elective step-up or elective spousal continuation step-up and vary the fee depending on whether your contract value is invested in one of the Portfolio Navigator or Portfolio Stabilizer funds at the time of the elective step-up or spousal continuation step-up. You will pay the fee that is in effect on the valuation date we receive your written request to step-up. Currently, we waive our right to increase the fee for investment option changes. There is no assurance that we will not exercise our right in the future.
If you request an elective step-up or the elective spousal continuation step-up, the fee that will apply to your rider will correspond to the fund in which you are invested at that time, as shown in the table below.
Current Contract:
For applications signed:	Maximum annual rider fee	Initial annual rider fee and annual rider fee for elective step-ups before 10/20/2012
05/03/2010 – 07/18/2010	1.75%	0.95%
07/19/2010 –10/03/2010	1.75%	1.10%
10/04/2010 – 12/31/2010	1.75%	1.50%
(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)
Current annual rider fees for elective step-up (including elective spousal continuation step-up) requests on/after 10/20/2012 are shown in the table below.
Elective step up date:	If invested in Portfolio Navigator fund at the time of step-up:	If invested in Portfolio Stabilizer fund at the time of step-up:
10/20/2012 – 11/ 17/2013	1.75%	n/a
11/18/2013 – 10/17/2014	1.75%	1.30%
10/18/2014 – 06/30/2016	1.60%	1.00%
07/01/2016 – 10/15/2018	1.75%	1.30%
10/16/2018 – 12/29/2019	1.40%	1.00%
12/30/2019 – 07/20/2020	1.55%	1.15%
07/21/2020 and later	1.75%	1.75%
Original Contract:
Contract purchase date:	Maximum annual rider fee	Initial annual rider fee and annual rider fee for elective step-ups before 04/29/2013
Prior to 01/26/2009	1.75%	0.55%
01/26/2009 – 05/31/2009	1.75%	0.80%
(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)
Current annual rider fees for elective step-up (including elective spousal continuation step-up) requests on/after 04/29/2013 are shown in the table below.
Elective step up date:	If invested in Portfolio Navigator fund at the time of step-up:	If invested in Portfolio Stabilizer fund at the time of step-up:
04/29/2013 – 11/17/2013	1.75%	n/a
11/18/2013 – 10/17/2014	1.75%	1.30%
10/18/2014 – 06/30/2016	1.60%	1.00%
07/01/2016 – 10/15/2018	1.75%	1.30%
10/16/2018 – 12/29/2019	1.40%	1.00%
12/30/2019 – 07/20/2020	1.55%	1.15%
07/21/2020 and later	1.75%	1.75%
If your annual rider fee changes during the contract year, on the next contract anniversary we will calculate an average rider fee that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.
Subject to the terms of your contract, we reserve the right to further increase the rider fees to the maximum limit provided by your rider and to vary the rider fees based on the fund you select.

RiverSource Signature Select Variable Annuity — Prospectus 41

The automatic step-up option available under your rider will not impact your rider fee.
Please see the “Optional Living Benefits – Accumulation Protector Benefit Rider” section for a full description and rules applicable to elective and automatic step-up options under your rider.
The charge does not apply after the annuitization start date.
SecureSource Stages 2 Rider Charge
We deduct an annual charge for this optional feature only if you select it. The current annual charges are:
•
SecureSource Stages 2 – Single Life rider, 0.95%
•
SecureSource Stages 2 – Joint Life rider, 1.15%
The charge is based on the greater of the benefit base (BB) or the anniversary contract value, but not more than the maximum BB of $10,000,000.
We deduct the charge from your contract value on your contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
Once you elect the SecureSource Stages 2 rider, you may not cancel it (except as described below), and the charge will continue to be deducted until the contract or rider is terminated or until the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge, adjusted for the number of calendar days coverage was in place since we last deducted the charge.
Currently the SecureSource Stages 2 rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each investment option. The SecureSource Stages 2 – Single Life rider fee will not exceed a maximum of 1.75%. The SecureSource Stages 2 – Joint Life rider fee will not exceed a maximum of 2.25%.
The following describes how your annual rider fee may increase:
1.
We may increase the annual rider fee at our discretion and on a nondiscriminatory basis. Your annual rider fee will increase if we declare an increase to the fee with written notice 30 days in advance except as described below. The new fee will be in effect on the date we declare in the written notice.
(A)
You can decline this increase and therefore all future fee increases if we receive your written request prior to the date of the fee increase, in which case you permanently relinquish:
(i)
all future annual step-ups, and for the Joint Life rider, spousal continuation step-ups,
(ii)
any ability to make additional purchase payments,
(iii)
any future rider credits, and the credit base (CB) will be permanently reset to zero,
(iv)
any increase to the lifetime payment percentage due to changing age bands on subsequent birthdays and rider anniversaries, and
(v)
the ability to change your investment option to one that is more aggressive than your current investment option. Any change to a less aggressive investment option will further limit the investment options available to the then current and less aggressive investment options.
(B)
You can terminate this rider if your annual rider fee after any increase is more than 0.25 percentage points higher than your fee before the increase and if we receive your written request to terminate the rider prior to the date of the fee increase.
2.
Your annual rider fee may increase if you elect to change to a more aggressive investment option than your current investment option and if the new investment option has a higher current annual rider fee. The annual rider fees associated with the available investment option may change at our discretion, however these changes will not apply to this rider unless you change your current investment option to a more aggressive one. The new fee will be in effect on the valuation date we receive your written request to change your investment option. You cannot decline this type of fee increase. To avoid it, you must stay in the same investment option or move to a less aggressive one. Also, this type of fee increase does not allow you to terminate the rider.
If your rider fee increases, on the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.
The fee does not apply after the annuitization start date.

42 RiverSource Signature Select Variable Annuity — Prospectus

SecureSource Rider Fee
We deduct a charge based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it as follows:
Application signed date	Maximum annual rider fee	Initial annual rider fee
5/1/2007 – 5/31/2008, Single Life	1.50%	0.65%
5/1/2007 – 5/31/2008, Joint Life	1.75%	0.85%
6/1/2008 – 1/25/2009, Single Life	1.50%	0.75%
6/1/2008 – 1/25/2009, Joint Life	1.75%	0.95%
1/26/2009 and later, Single Life	2.00%	1.10%
1/26/2009 and later, Joint Life	2.50%	1.40%
We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
Once you elect a SecureSource rider, you may not cancel it and the charge will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the charge. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.
We may increase the rider fee at our discretion and on a nondiscriminatory basis. However, the rider fee will not exceed the maximum fees as shown in the table above.
We will not change the SecureSource rider fee in effect on your contract after the rider effective date unless:
(a)
you choose the annual elective step up or the elective spousal continuation step up after we have exercised our rights to increase the rider fee; or
(b)
you elect to change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.
Effective Dec. 18, 2013, we exercised our right to increase the rider fee and vary the fee depending on the fund to which your contract value is invested. Beginning Dec. 18, 2013, if you:
•
request an elective step up or the elective spousal continuation step up, or
•
move to a Portfolio Navigator fund that is more aggressive than the Portfolio Navigator fund you are currently allocated to, the fee that will apply to your rider will correspond to the fund in which you are currently invested as shown in the table below.
If you move to a Portfolio Navigator fund that is less aggressive than the Portfolio Navigator fund you are currently allocated to, your fee will not increase and may decrease according to the table below.
Portfolio Navigator funds
Application signed date	All Portfolio Stabilizer funds	Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)
5/1/2007 – 5/31/2008, Single Life	0.65%	0.75%	0.75%	0.75%	0.90%	1.00%
5/1/2007 – 5/31/2008, Joint Life	0.85%	0.95%	0.95%	0.95%	1.10%	1.20%
6/1/2008 – 1/25/2009, Single Life	0.75%	0.85%	0.85%	0.85%	1.00%	1.10%
6/1/2008 – 1/25/2009, Joint Life	0.95%	1.05%	1.05%	1.05%	1.20%	1.30%
1/26/2009 and later, Single Life	1.10%	1.10%	1.10%	1.10%	1.20%	1.30%
1/26/2009 and later, Joint Life	1.40%	1.40%	1.40%	1.40%	1.50%	1.60%
On your next contract anniversary, if your contract value is allocated to a fund subject to a fee increase, you will have 30 days following the anniversary to choose from the following:
1
Remain invested in your current Portfolio Navigator fund and elect to step up (when available) and lock in your contract gains. If you make this decision, your rider fee will increase.

RiverSource Signature Select Variable Annuity — Prospectus 43

2.
Move to one of the Portfolio Stabilizer funds. If you do this, your rider fee will not increase, but remember that you will lose your access to invest in the Portfolio Navigator funds.
3.
Do not elect a step up. You will not lock in contract gains, but your rider fee will stay the same.
During the 30 days following your contract anniversary, if your contract value is allocated to a fund subject to a fee increase, we will automatically process any available step up and lock in any contract gains, as well as reactivate automatic step ups, when contract value is transferred:
1.
to a Portfolio Stabilizer fund;
2.
to a less aggressive Portfolio Navigator fund that is not subject to a fee increase, if applicable; or
3.
to a more aggressive Portfolio Navigator fund.
The step up and lock in of any contract gains will occur as of the date of the transfer described above.
Rider fees may increase or decrease as you move to various funds. Your fee will increase if you transfer your contract value to a more aggressive Portfolio Navigator fund with a higher fee. If you transfer to a less aggressive Portfolio Navigator fund or transfer to a Portfolio Stabilizer fund, your fee may decrease. Certain rider fees may not change depending on the fund in which your contract value is allocated.
We will notify you in writing about your opportunity to elect to step up (if eligible) and incur the higher rider fee or maintain your guaranteed amount at its current level and keep your rider fee the same. If you are subject to a fee increase, you will receive a letter from us approximately 30 days before your next annuity contract anniversary. This letter will describe the potential opportunity to elect a step up to increase your guaranteed income and how to make the election (if eligible). You will have a 30 day period beginning on your next contract anniversary to choose whether to step up and accept the fee increase. The Step up and new fee will be effective on the date we receive your request for the step up (Step up date).
For purposes of determining the duration of the “30 day window” following your contract anniversary to elect to step up or to transfer funds to lock in any available contract gains, the following will apply:
1.
the duration of your window is determined on a calendar day basis;
2.
under our current administrative process we will accept your request on the 31st calendar day if we receive it prior to the close of the NYSE; and
3.
if your window ends on a day the NYSE is closed, we must receive your request no later than the close of the NYSE on the preceding Valuation Date.
Each year, we will continue to provide you written notice of your options with respect to elective step ups and the fee increase until you are no longer subject to a fee increase. Once you have taken action that results in a higher fee, you will become eligible for automatic step ups under the rider.
Before you elect a step up resulting in an increased rider fee, you should carefully consider the benefit of the contract value gains you are locking-in and the increased rider fee compared to your other options including whether it is appropriate to consider moving to a fund with a lower corresponding rider fee.
Subject to the terms of your contract, we reserve the right to further increase the rider fee up to the maximum limit provided by your rider. Currently, the rider fee does not vary among the Portfolio Stabilizer funds, but we reserve the right to vary the fees among the Portfolio Stabilizer funds in the future.
If you choose the elective step up, the elective spousal continuation step up, or change your investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.
The charge does not apply after the annuitization start date.
For an example of how your fee will vary upon elective step up or spousal continuation step up, please see Appendix M.
SecureSource Stages Rider Fee
We deduct a charge for this optional feature only if you select it as follows:
•
SecureSource Stages – Single Life rider, 1.10%
•
SecureSource Stages – Joint Life rider, 1.35%
The fee is based on the greater of the benefit base (BB) or the anniversary contract value, but not more than the maximum BB of $10,000,000.

44 RiverSource Signature Select Variable Annuity — Prospectus

We deduct the charge from your contract value on your contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
Once you elect the SecureSource Stages rider, you may not cancel it (except as described below), and the charge will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge adjusted for the number of calendar days coverage was in place since we last deducted the charge.
Currently the SecureSource Stages rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each PN program investment option. The SecureSource Stages – Single Life rider fee will not exceed a maximum of 2.00%. The SecureSource Stages – Joint Life rider fee will not exceed a maximum of 2.50%.
The following describes how your annual rider fee may increase:
1.
We may increase the annual rider fee at our discretion and on a nondiscriminatory basis. Your annual rider fee will increase if we declare an increase to the fee with written notice 30 days in advance except as described below. The new fee will be in effect on the date we declare in the written notice.
(A)
You can decline this increase and therefore all future fee increases if we receive your written request prior to the date of the fee increase, in which case you permanently relinquish:
(i)
all future annual step-ups, and for the Joint Life rider, spousal continuation step-ups, any ability to make additional purchase payments,
(ii)
any future rider credits, and the credit base (CB) will be permanently reset to zero,
(iii)
any increase to the lifetime payment percentage due to changing age bands on subsequent birthdays and rider anniversaries, and
(iv)
the ability to change your PN program investment option to one that is more aggressive than your current investment option. Any change to a less aggressive PN program investment option will further limit the PN program investment options available to the then current and less aggressive PN program investment options.
(B)
You can terminate this rider if your annual rider fee after any increase is more than 0.25 percentage points higher than your fee before the increase and if we receive your written request to terminate the rider prior to the date of the fee increase.
2.
Your annual rider fee may increase if you elect to change to a more aggressive PN program investment option than your current PN program investment option and if the new PN program investment option has a higher current annual rider fee. The annual rider fees associated with the available PN program investment options may change at our discretion, however these changes will not apply to this rider unless you change your current PN program investment option to a more aggressive one. The new fee will be in effect on the valuation date we receive your written request to change your PN program investment option. You cannot decline this type of fee increase. To avoid it, you must stay in the same PN program investment option or move to a less aggressive model. Also, this type of fee increase does not allow you to terminate the rider.
If your annual rider fee increases, on the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.
The charge does not apply after the annuitization start date.
SecureSource 20 Rider Fee
We deduct a charge based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it as follows:
•
SecureSource 20 – Single Life rider, 1.25%;
•
SecureSource 20 – Joint Life rider, 1.55%.
We deduct the charge from your contract value on your contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
Once you elect the SecureSource 20 rider, you may not cancel it (except as described below), and the charge will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.

RiverSource Signature Select Variable Annuity — Prospectus 45

Currently the SecureSource 20 rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each PN program investment option. The SecureSource 20 – Single Life rider fee will not exceed a maximum charge of 2.00%. The SecureSource 20 – Joint Life rider fee will not exceed a maximum charge of 2.50%.
The following describes how your annual rider fee may increase:
1.
We may increase the annual rider fee at our discretion and on a nondiscriminatory basis. Your annual rider fee will increase if we declare an increase to the fee with written notice 30 days in advance except as described below. The new fee will be in effect on the date we declare in the written notice.
(A)
You can decline this increase and therefore all future fee increases if we receive your written request prior to the date of the fee increase, in which case you permanently relinquish:
(i)
all future annual step-ups, and for the Joint Life rider, spousal continuation step-ups,
(ii)
any ability to make additional purchase payments,
(iii)
any pending increase to the ALP due to the 20% credit on the later of the third rider anniversary or the date the ALP is established, and
(iv)
the ability to change your PN program investment option to one that is more aggressive than your current one. Any change to a less aggressive PN program investment option will further limit the PN program investment options available to the then current and less aggressive PN program model portfolios or investment options.
(B)
You can terminate this rider if your annual rider fee increase after any increase is more than 0.25 percentage points higher than your fee before the increase and if we receive your written request to terminate the rider prior to the date of the fee increase.
2.
Your annual rider fee may increase if you elect to change to a more aggressive PN program investment option than your current PN program investment options and if the new PN program investment option has a higher current annual rider fee. The annual rider fees associated with the available PN program model portfolios or investment options may change at our discretion, however these changes will not apply to this rider unless you change your current PN program investment option to a more aggressive one. The new fee will be in effect on the valuation date we receive your written request to change your PN program investment option. You cannot decline this type of fee increase. To avoid it, you must stay in the same PN program investment option or move to a less aggressive PN program investment option. Also, this type of fee increase does not allow you to terminate the rider.
If your annual rider fee increases, on the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.
The charge does not apply after the annuitization start date.
Guarantor Withdrawal Benefit for Life Rider Fee(1)
We deduct an annual charge based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. The initial fee is 0.65%. We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
Once you elect the Guarantor Withdrawal Benefit for Life rider, you may not cancel it and the charge will continue to be deducted until the contract is terminated, the contract value reduces to zero. If the contract is terminated for any reason or on the annuitization start date, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.
The Guarantor Withdrawal Benefit for Life rider charge will not exceed a maximum fee of 1.50%.
We may increase the rider fee at our discretion and on a nondiscriminatory basis.
We will not change the Guarantor Withdrawal Benefit for Life rider fee in effect on your contract after the rider effective date unless:
(a)
you choose the annual elective step up or the elective spousal continuation step up after we have exercised our rights to increase the rider fee; or
(b)
you elect to change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.
(1)
See disclosure in Appendix I.

46 RiverSource Signature Select Variable Annuity — Prospectus

Effective Dec. 18, 2013, we exercised our right to increase the rider fee and vary the fee depending on the fund to which your contract value is invested. Beginning Dec. 18, 2013, if you:
•
request an elective step up or the elective spousal continuation step up, or
•
move to a Portfolio Navigator fund that is more aggressive than the Portfolio Navigator fund you are currently allocated to, the fee that will apply to your rider will correspond to the fund in which you are currently invested as shown in the table below.
If you move to a Portfolio Navigator fund that is less aggressive than the Portfolio Navigator fund you are currently allocated to, your fee will not increase and may decrease according to the table below.
Fund name	Maximum annual rider fee	Current annual rider fee as of 12/18/13
Portfolio Stabilizer funds	1.50%	0.65%
Portfolio Navigator funds:
Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	1.50%	0.80%
Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	1.50%	0.80%
Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	1.50%	0.80%
Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	1.50%	0.95%
Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.50%	1.10%
On your next contract anniversary, if your contract value is allocated to a fund subject to a fee increase, you will have 30 days following the anniversary to choose from the following:
1.
Remain invested in your current Portfolio Navigator fund and elect to step up (when available) and lock in your contract gains. If you make this decision, your rider fee will increase.
2.
Move to one of the Portfolio Stabilizer funds. If you do this, your rider fee will not increase, but remember that you will lose your access to invest in the Portfolio Navigator funds.
3.
Do not elect a step up, if eligible. You will not lock in contract gains, but your rider fee will stay the same.
During the 30 days following your contract anniversary, if your contract value is allocated to a fund subject to a fee increase, we will automatically process any available step up and lock in any contract gains, as well as reactivate automatic step ups, when contract value is transferred:
1.
to a Portfolio Stabilizer fund;
2.
to a less aggressive Portfolio Navigator fund that is not subject to a fee increase, if applicable; or
3.
to a more aggressive Portfolio Navigator fund.
The step up and lock in of any contract gains will occur as of the date of the transfer described above.
Rider fees may increase or decrease as you move to various funds. Your fee will increase if you transfer your contract value to a more aggressive Portfolio Navigator fund with a higher fee. If you transfer to a less aggressive Portfolio Navigator fund or transfer to a Portfolio Stabilizer fund, your fee may decrease. Certain rider fees may not change depending on the fund in which your contract value is allocated.
We will notify you in writing about your opportunity to elect to step up (if eligible) and incur the higher rider fee or maintain your guaranteed amount at its current level and keep your rider fee the same. If you are subject to a fee increase, you will receive a letter from us approximately 30 days before your next annuity contract anniversary. This letter will describe the potential opportunity to elect a step up to increase your guaranteed income and how to make the election if eligible. You will have a 30 day period beginning on your next contract anniversary to choose whether to step up and accept the fee increase. The step up and new fee will be effective on the date we receive your request for the step up (Step up date).
For purposes of determining the duration of the “30 day window” following your contract anniversary to elect to step up or to transfer funds to lock in any available contract gains, the following will apply:
1.
the duration of your window is determined on a calendar day basis;
2.
under our current administrative process we will accept your request on the 31st calendar day if we receive it prior to the close of the NYSE; and
3.
if your window ends on a day the NYSE is closed, we must receive your request no later than the close of the NYSE on the preceding Valuation Date.
Each year, we will continue to provide you written notice of your options with respect to elective step ups and the fee increase until you are no longer subject to a fee increase. Once you have taken action that results in a higher fee, you will become eligible for automatic step ups under the rider.

RiverSource Signature Select Variable Annuity — Prospectus 47

Before you elect a step up resulting in an increased rider fee, you should carefully consider the benefit of the contract value gains you are locking-in and the increased rider fee compared to your other options including whether it is appropriate to consider moving to a fund with a lower corresponding rider fee.
Subject to the terms of your contract, we reserve the right to further increase the rider fee up to the maximum limit provided by your rider. Currently, the rider fee does not vary among the Portfolio Stabilizer funds, but we reserve the right to vary the fees among the Portfolio Stabilizer funds in the future.
If you choose the elective step up, the elective spousal continuation step up, or change your investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your investment option. On the next contract anniversary, we will calculate an average fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.
The charge does not apply after the annuitization start date.
For an example of how your fee will vary upon elective step up or spousal continuation step up, please see Appendix P.
Guarantor Withdrawal Benefit Rider Fee(1)
This fee information applies to both Rider A and Rider B unless otherwise noted.
We deduct an annual charge based on contract value for this optional feature only if you select it. The initial fee is 0.55%. We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
Once you elect the Guarantor Withdrawal Benefit rider, you may not cancel it and the charge will continue to be deducted until the contract is terminated, the contract value reduces to zero. If the contract is terminated for any reason or on the annuitization start date, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.
The Guarantor Withdrawal Benefit rider fee will not exceed a maximum charge of 1.50%.
We may increase the rider fee at our discretion and on a nondiscriminatory basis.
We will not change the Guarantor Withdrawal Benefit rider fee in effect on your contract after the rider effective date unless:
(a)
you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee; or
(b)
you elect to change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.
Effective Dec. 18, 2013, we exercised our right to increase the rider fee and vary the fee depending on the fund to which your contract value is invested.
Beginning Dec. 18, 2013, if you:
•
request an elective step up or the elective spousal continuation step up, or
•
move to a Portfolio Navigator fund that is more aggressive than the Portfolio Navigator fund you are currently allocated to, the fee that will apply to your rider will correspond to the fund in which you are currently invested as shown in the table below.
If you move to a Portfolio Navigator fund that is less aggressive than the Portfolio Navigator fund you are currently allocated to, your fee will not increase and may decrease according to the table below.
Fund name	Maximum annual rider fee	Current annual rider fee as of 12/18/13
Portfolio Stabilizer funds	1.50%	0.55%
Portfolio Navigator funds:
Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	1.50%	0.70%
Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	1.50%	0.70%
Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	1.50%	0.70%
Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	1.50%	0.85%
(1)
See disclosure in Appendix J.

48 RiverSource Signature Select Variable Annuity — Prospectus

Fund name	Maximum annual rider fee	Current annual rider fee as of 12/18/13
Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.50%	1.00%
On your next contract anniversary after, if your contract value is allocated to a fund subject to a fee increase, you will have 30 days following the anniversary to choose from the following:
1.
Remain invested in your current Portfolio Navigator fund and elect to step up (when available) and lock in your contract gains. If you make this decision, your rider fee will increase.
2.
Move to one of the Portfolio Stabilizer funds. If you do this, your rider fee will not increase, but remember that you will lose your access to invest in the Portfolio Navigator funds.
3.
Do not elect a step up, if eligible. You will not lock in contract gains, but your rider fee will stay the same.
For the enhanced rider, if during the 30 days following your contract anniversary, your contract value is allocated to a fund subject to a fee increase, we will automatically process any available step up and lock in any contract gains, as well as reactivate automatic step ups, when contract value is transferred:
1.
to a Portfolio Stabilizer fund;
2.
to a less aggressive Portfolio Navigator fund that is not subject to a fee increase, if applicable; or
3.
to a more aggressive Portfolio Navigator fund.
For original riders, you must always elect to step up your rider values. The step up and lock in of any contract gains will occur as of the date of the transfer described above.
Rider fees may increase or decrease as you move to various funds. Your fee will increase if you transfer your contract value to a more aggressive Portfolio Navigator fund with a higher fee. If you transfer to a less aggressive Portfolio Navigator fund or transfer to a Portfolio Stabilizer fund, your fee may decrease. Certain rider fees may not change depending on the fund in which your contract value is allocated.
We will notify you in writing about your opportunity to elect to step up (if eligible) and incur the higher rider fee or maintain your guaranteed amount at its current level and keep your rider fee the same. For original riders or enhanced riders subject to a fee increase, you will receive a letter from us approximately 30 days before your next annuity contract anniversary. This letter will describe the potential opportunity to elect a step up to increase your guaranteed income and how to make the election if eligible. You will have a 30 day period beginning on your next contract anniversary to choose whether to step up and accept the fee increase. For enhanced riders and original riders with an application signed date on or after 4/29/2005, if approved in your state, the step up and new fee will be effective on the date we receive your request for the step up (Step up date). For original riders with an application signed date before 4/29/2005, the step up will be effective as of your contract anniversary and the fee for your rider will be the fee that was in effect for your current fund on the anniversary.
For purposes of determining the duration of the “30 day window” following your contract anniversary to elect to step up or to transfer funds to lock in any available contract gains, the following will apply:
1.
the duration of your window is determined on a calendar day basis;
2.
under our current administrative process we will accept your request on the 31st calendar day if we receive it prior to the close of the NYSE; and
3.
if your window ends on a day the NYSE is closed, we must receive your request no later than the close of the NYSE on the preceding Valuation Date.
Under the enhanced rider, each year, we will continue to provide you written notice of your options with respect to elective step ups and the fee increase until you are no longer subject to a fee increase. Once you have taken action that results in a higher fee, you will become eligible for automatic step ups under the rider.
Before you elect a step up resulting in an increased rider fee, you should carefully consider the benefit of the contract value gains you are locking-in and the increased rider fee compared to your other options including whether it is appropriate to consider moving to a fund with a lower corresponding rider fee.
Subject to the terms of your contract, we reserve the right to further increase the rider fee up to the maximum limit provided by your rider. Currently, the rider fee does not vary among the Portfolio Stabilizer funds, but we reserve the right to vary the fees among the Portfolio Stabilizer funds in the future.
If you choose the annual or spousal continuation elective step up or change your investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the effective date of your step up or investment option change. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.
The charge does not apply after the annuitization start date.

RiverSource Signature Select Variable Annuity — Prospectus 49

For an example of how your fee will vary upon elective step up or spousal continuation step up, please see Appendix P.
Income Assurer Benefit Rider Fee
We deduct a charge for this optional feature only if you selected it. We determine the charge by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit rider you select. There are three Income Assurer Benefit rider options available under your contract (see “Optional Benefits – Income Assurer Benefit Riders”) and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit rider is as follows:
	Maximum	Current
Income Assurer Benefit – MAV	1.50%	0.30%(1)
Income Assurer Benefit – 5% Accumulation Benefit Base	1.75	0.60 (1)
Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base	2.00	0.65 (1)
(1)
For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit – MAV – 0.55%, Income Assurer Benefit – 5% Accumulation Benefit Base – 0.70%; and Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base – 0.75%.
We deduct the charge from the contract value on your contract anniversary. We prorate this charge among the GPAs , the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or on the annuitization start date, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.
Currently the Income Assurer Benefit rider fee does not vary with the PN program investment option selected; however, we reserve the right to increase this fee and/or vary the rider fee for each PN program investment option but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit charge after the rider effective date, unless you change your PN program investment option after we have exercised our rights to increase the fee and/or charge a separate fee for each PN program investment option. If you choose to change your PN program investment option after we have exercised our rights to increase the rider fee, you will pay the fee that is in effect on the valuation date we receive your written request to change your PN program investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.
For an example of how each Income Assurer Benefit rider fee is calculated, see Appendix K.
Optional Death Benefit Charges
Benefit Protector Death Benefit Rider Fee
We deduct a charge for the optional feature only if you select it. The current annual fee is 0.25% of your contract value on each contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
For the Current Contract, on the annuitization start date and if the contract is terminated for any reason except your election to terminate the rider during the 30 day window after certain anniversaries, we will deduct the fee from the contract value adjusted for the number of calendar days coverage was in place during the contract year. For the Original Contract, on the annuitization start date and if the contract is terminated for any reason other than death, we will deduct the fee from the contract value adjusted for the number of calendar days coverage was in place since we last deducted the fee.
We cannot increase this annual charge after the rider effective date.
Benefit Protector Plus Death Benefit Rider Fee
We charge a fee for the optional feature only if you select it. The current annual fee is 0.40% of your contract value on each contract anniversary. We prorate this fee among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
For the Current Contract, on the annuitization start date and if the contract is terminated for any reason except your election to terminate the rider during the 30 day window after certain anniversaries, we will deduct the fee from the contract value adjusted for the number of calendar days coverage was in place during the contract year.

50 RiverSource Signature Select Variable Annuity — Prospectus

For the Original Contract, on the annuitization start date and if the contract is terminated for any reason other than death, we will deduct the fee from the contract value adjusted for the number of calendar days coverage was in place since we last deducted the fee.
We cannot increase this annual charge after the rider effective date.
Fund Fees and Expenses
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds.
Premium Taxes
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax on the annuitization start date, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full surrender from your contract.
Valuing Your Investment
We value your accounts as follows:
GPAs
We value the amounts you allocate to the GPAs directly in dollars. The value of the GPAs equals:
•
the sum of your purchase payments and transfer amounts allocated to the GPAs;
•
plus interest credited;
•
minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out;
•
minus any prorated portion of the contract administrative charge; and
•
minus the prorated portion of the fee for any of the following optional benefits you have selected:
–
Accumulation Protector Benefit rider;
–
SecureSource series rider
–
Guarantor Withdrawal Benefit for Life rider;
–
Guarantor Withdrawal Benefit rider;
–
Income Assurer Benefit rider;
–
Benefit Protector rider; or
–
Benefit Protector Plus rider.
The Fixed Account
We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:
•
Current Contract: the sum of your purchase payments allocated to the regular fixed account and the Special DCA fixed account, and transfer amounts to the regular fixed account (including any positive or negative MVA on amounts transferred from the GPAs);
•
Original Contract: the sum of your purchase payments allocated to the one-year fixed account (if included) and the DCA fixed account (if included), and transfer amounts to the one-year fixed account (including any positive or negative MVA on amounts transferred from the GPAs);
•
plus interest credited;
•
minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out;
•
minus any prorated portion of the contract administrative charge; and
•
minus the prorated portion of the fee for any of the following optional benefits you have selected:
–
Accumulation Protector Benefit rider;
–
SecureSource series rider
–
Guarantor Withdrawal Benefit for Life rider;
–
Guarantor Withdrawal Benefit rider;
–
Income Assurer Benefit rider;
–
Benefit Protector rider; or

RiverSource Signature Select Variable Annuity — Prospectus 51

–
Benefit Protector Plus rider.
Subaccounts
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender; transfer amounts out of a subaccount; or we assess a contract administrative charge, a surrender charge, or fee for any optional contract riders with annual charges (if applicable).
The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.
Here is how we calculate accumulation unit values:
Number of units: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.
Accumulation unit value: The current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.
We determine the net investment factor by:
•
adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then
•
dividing that sum by the previous adjusted net asset value per share; and
•
subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.
Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.
Factors that affect subaccount accumulation units: Accumulation units may change in two ways — in number and in value.
The number of accumulation units you own may fluctuate due to:
•
additional purchase payments you allocate to the subaccounts;
•
transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);
•
partial surrenders;
•
surrender charges;
and the deduction of a prorated portion of:
•
the contract administrative charge; and
•
the fee for any of the following optional benefits you have selected:
–
Accumulation Protector Benefit rider;
–
SecureSource series of riders;
–
Guarantor Withdrawal Benefit for Life rider;
–
Guarantor Withdrawal Benefit rider;
–
Income Assurer Benefit rider;
–
Benefit Protector rider; or
–
Benefit Protector Plus rider.
Accumulation unit values will fluctuate due to:
•
changes in fund net asset value;
•
fund dividends distributed to the subaccounts;
•
fund capital gains or losses;
•
fund operating expenses; and
•
mortality and expense risk fee and the variable account administrative charge.

52 RiverSource Signature Select Variable Annuity — Prospectus

Making the Most of Your Contract
Automated Dollar-Cost Averaging
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, for the Original Contract, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year GPA or one-year fixed account to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an interest sweep strategy. Interest sweeps are a monthly transfer of the interest earned from the one-year GPA or one-year fixed account into the subaccounts of your choice. If you participate in an interest sweep strategy the interest you earn on the one-year GPA or one-year fixed account will be less than the annual interest rate we apply because there will be no compounding. For the Current Contract, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the regular fixed account to one or more subaccounts. You may not set up an automated transfer to or from the GPAs or set up an automated transfer to the regular fixed account. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments. The Current Contract does not allow an interest sweep strategy. There is no charge for dollar-cost averaging.
This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.
How dollar-cost averaging works
By investing an equal number of dollars each month		Month	Amount invested	Accumulation unit value	Number of units purchased
		Jan	$100	$20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		Jun	100	18	5.56
		Jul	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.
Dollar-cost averaging as described in this section is not available when the PN program is in effect. However, subject to certain restrictions, dollar-cost averaging is available through the Special DCA fixed account (Current Contract) and the DCA fixed account (Original Contract). See the “Special DCA Fixed Account”, “DCA Fixed Account” and “Portfolio Navigator Program and Portfolio Stabilizer Funds” sections in this prospectus for details.
Asset Rebalancing
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.
You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

RiverSource Signature Select Variable Annuity — Prospectus 53

Different rules apply to asset rebalancing under the PN program (see “Portfolio Navigator Program and Portfolio Stabilizer Funds” below and “Appendix H – Asset Allocation Program for Contracts with Applications Signed Before May 1, 2006”).
As long as you are not participating in a PN program, asset rebalancing is available for use with the Special DCA fixed account (Current Contract) and the DCA fixed account (Original Contract) (see “Special DCA Fixed Account” and “DCA Fixed Account”) only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the Special DCA fixed account and the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the Special DCA fixed account and the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the Special DCA fixed account and the DCA fixed account, you must terminate the asset rebalancing program or the Special DCA fixed account and the DCA fixed account, as you may choose.
Portfolio Navigator Program (PN program) and Portfolio Stabilizer Funds
PN Program. You are required to participate in the PN program if your contract includes optional living benefit riders. Under the PN program, your contract value is allocated to a PN program investment. The PN program investment options are currently five funds of funds, each of which invests in underlying funds in proportions that vary among the funds of funds in light of each fund of funds’ investment objective (“Portfolio Navigator funds”). The PN program is available for both nonqualified and qualified annuities.
The Portfolio Navigator funds. We offer the following Portfolio Navigator funds:
1.
Variable Portfolio – Aggressive Portfolio
2.
Variable Portfolio – Moderately Aggressive Portfolio
3.
Variable Portfolio – Moderate Portfolio
4.
Variable Portfolio – Moderately Conservative Portfolio
5.
Variable Portfolio – Conservative Portfolio
Each Portfolio Navigator fund is a fund of funds with the investment objective of seeking a high level of total return consistent with a certain level of risk, which it seeks to achieve by investing in various underlying funds.
For additional information about the Portfolio Navigator funds’ investment strategies, see the Funds’ prospectus.
If your contract does not include one of the living benefit riders, you may not participate in the PN program, but you may choose to allocate your contract value to one or more of the Portfolio Navigator funds.
Beginning November 18, 2013, if you have selected one of the SecureSource series riders, Guarantor Withdrawal Benefit for Life riders, Guarantor Withdrawal Benefit rider or Accumulation Protector Benefit rider, as an alternative to the Portfolio Navigator funds in the PN program, we have made available to you new funds, known as Portfolio Stabilizer funds.
The Portfolio Stabilizer funds. The Portfolio Stabilizer funds currently available are:
1.
Variable Portfolio – Managed Risk Fund (Class 2) (1)
2.
Variable Portfolio – Managed Risk U. S. Fund (Class 2) (1)
3.
Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
4.
Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
5.
Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
6.
Variable Portfolio – Managed Volatility Growth Fund (Class 2)
7.
Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2) (2)
8.
Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2) (2)
9.
Variable Portfolio – U.S. Flexible Growth Fund (Class 2) (2)
(1) Available to Current Contract owners effective Sept. 18, 2017.
(2) Available to Current Contract owners effective Nov. 14, 2016.
Each Portfolio Stabilizer fund has an investment objective of pursuing total return while seeking to manage the Fund’s exposure to equity market volatility.
For additional information about the Portfolio Stabilizer funds’ investment strategies, see the Funds’ prospectuses.
You may choose to remain invested in your current Portfolio Navigator fund, move to a different Portfolio Navigator fund, or move to a Portfolio Stabilizer fund. Your decision should be made based on your own individual investment objectives and financial situation and in consultation with your investment professional.

54 RiverSource Signature Select Variable Annuity — Prospectus

Please note that if you are currently invested in a Portfolio Navigator fund as part of the PN program and choose to reallocate your contract value to the Portfolio Stabilizer funds, you will no longer have access to any of the Portfolio Navigator funds, but you may change to any of the other Portfolio Stabilizer funds, subject to the transfer limits applicable to your rider.
If your contract does not include the living benefit riders, you may not participate in the PN program, but you may choose to allocate your contract value to one or more of the Portfolio Navigator funds. You should review any PN program, Portfolio Navigator funds and Portfolio Stabilizer funds information, including the funds’ prospectus, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program, Portfolio Navigator funds and Portfolio Stabilizer funds.
The PN program static model portfolios. If you have chosen to remain invested in a “static” PN program model portfolio investment option, your assets will remain invested in accordance with your current model portfolio, and you will not be provided with any updates to the model portfolio or reallocation recommendations. (The last such reallocation recommendation was provided in 2009.) Each model portfolio consists of underlying funds and/or any GPAs (if included) according to the allocation percentages stated for the model portfolio. If you are participating in the PN program through a model portfolio, you instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.
Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:
•
no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a fund of funds);
•
no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See “Charges and Adjustments – Adjustments – Market Value Adjustments.”)
If you choose to remain in a static model portfolio, the investments and investment styles and policies of the underlying funds in which your contract value is invested may change. Accordingly, your model portfolio may change so that it is no longer appropriate for your needs, even though your allocations to underlying funds do not change. Furthermore, the absence of periodic updating means that existing underlying funds will not be replaced as may be appropriate due to poor performance, changes in management personnel, liquidation, merger or other factors. Your investment professional can help you determine whether your continued investment in a static model portfolio is appropriate for you.
Investing in the Portfolio Stabilizer funds, the Portfolio Navigator funds and PN static model portfolios (the Funds). You are responsible for determining which investment option is best for you. Currently, the PN program includes five Portfolio Navigator funds (and under the previous PN program, five static model portfolios investment options), with risk profiles ranging from conservative to aggressive in relation to one another. There are four Portfolio Stabilizer funds currently available to the Original Contracts (applications signed prior to Nov. 30, 2009).  If you have an Original Contract and your contract includes a living benefit rider you may only invest in one Portfolio Stabilizer or Portfolio Navigator fund at a time.  If you have a Current Contract with a living benefit rider and you are invested in the Portfolio Navigator fund, you may only invest in one Portfolio Navigator fund.  If you have a Current Contract with a living benefit rider and you are invested in the Portfolio Stabilizer fund, effective Nov. 14, 2016, this limitation will not apply and you may invest in more than one Portfolio Stabilizer fund at the time. Your investment professional can help you determine which investment option most closely matches your investing style, based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. There is no guarantee that the investment option you select is appropriate for you based on your investment objectives and/or risk profile. We and Columbia Management are not responsible for your decision to select a certain investment option or your decision to transfer to a different investment option.
If you initially allocate qualifying purchase payments to the DCA fixed account  (Original Contract) or Special DCA fixed account (Current Contract), when available (see “The Special DCA Fixed Account” and “DCA Fixed Account”), and you are invested in the Portfolio Stabilizer funds or one of the Portfolio Navigator funds, we will make monthly transfers in accordance with your instructions from the DCA fixed account (Original Contract) or Special DCA fixed account (Current Contract), into the investment option or model portfolio you have chosen.
Before you decide to transfer contract value to the Portfolio Stabilizer funds, you and your investment professional should carefully consider the following:
•
Whether the Portfolio Stabilizer funds meet your personal investment objectives and/or risk tolerance.
•
Whether you would like to continue to invest in a Portfolio Navigator fund. If you decide to transfer your contract value to a Portfolio Stabilizer fund, you permanently lose your ability to invest in any of the Portfolio Navigator funds if you have a living benefit rider. If you decide to no longer invest your contract value in the Portfolio Stabilizer funds, your only option will be to terminate your contract by requesting a full surrender. Surrender charges and tax penalties may apply.

RiverSource Signature Select Variable Annuity — Prospectus 55

•
Whether the total expenses associated with an investment in a Portfolio Stabilizer fund is appropriate for you. For total expenses associated with the rider, you should consider not only the variation of the rider fee, but also the variation in fees among the various funds. You should also consider your overall investment objective, as well as how total fees and your selected fund’s investment objective may impact the amount of any step up opportunities in the future.
If your contract includes a living benefit rider,  you may request a change to your Fund selection
(or a transfer from your PN program static model portfolio to either a Portfolio Navigator fund or a Portfolio Stabilizer fund) up to two times per contract year by written request on an authorized form or by another method agreed to by us. Effective Sept. 18, 2017, Current Contract owners may request a change to Fund selection up to four times per contract year by written request on an authorized form or by another method agreed to by us. If you make such a change, we may charge you a higher fee for your rider. However, an initial transfer from a Portfolio
Navigator fund to a Portfolio Stabilizer fund will not count toward the limit of two or four transfers per year. Current Contract owners may also set up asset rebalancing and change their percentage allocations, but those changes will count towards the four times per year limit. If your contract includes a SecureSource series rider, we reserve the right to limit the number of changes if required to comply with the written instructions of a fund (see “Market Timing”). If your contract includes the GWB for Life rider or SecureSource series rider, we reserve the right to limit the number of investment options from which you can select, subject to state restrictions. If you decide to annuitize your contract, your rider will terminate and you will no longer have access to the Portfolio Stabilizer funds. If your living benefit rider is terminated, you may remain invested in the Portfolio Stabilizer funds, but you will not be allowed to allocate future purchase payments or make transfers to these funds.
Substitution and modification. We reserve the right to add, remove or substitute Funds. We also reserve the right, upon notification to you, to close or restrict any Fund. Any change will apply to current allocations and/or to future payments and transfers. Any substitution of Funds may be subject to SEC or state insurance departments approval.
We reserve the right to change the terms and conditions of the PN program or to change the availability of the investment options upon written notice to you. This includes but is not limited to the right to:
•
limit your choice of investment options based on the amount of your initial purchase payment;
•
cancel required participation in the program after 30 days written notice;
•
substitute a fund of funds for your model portfolio, if applicable, if permitted under applicable securities law; and
•
discontinue the PN program after 30 days written notice.
Risks associated with the Funds. An investment in a Fund involves risk. Principal risks associated with an investment in a Fund may be found in the relevant Fund’s prospectus. There is no assurance that the Funds will achieve their respective investment objectives. In addition, there is no guarantee that the Fund’s strategy will have its intended effect or that it will work as effectively as is intended.
Investing in a Portfolio Navigator fund, Portfolio Stabilizer fund or PN program static model portfolio does not guarantee that your contract will increase in value nor will it protect in a decline in value if market prices fall. Depending on future market conditions and considering only the potential return on your investment in the Fund, you might benefit (or benefit more) from selecting alternative investment options.
For more information and a list of the risks associated with investing in the Funds, including volatility and volatility management risk associated with Portfolio Stabilizer funds, please consult the applicable Funds’ prospectuses and “The Variable Account and the Funds – Conflicts of Interest with Certain Funds Advised by Columbia Management” section in this prospectus.
Conflicts of interest. In providing investment advisory services for the Funds and the underlying funds in which those Funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions.
For additional information regarding the conflicts of interest to which Columbia Management may be subject, see the Funds’ prospectuses and “The Variable Account and the Funds – Conflicts of Interest with Certain Funds Advised by Columbia Management” section in this prospectus.
Automatic reallocation after taking withdrawal. If you selected the SecureSource, SecureSource 20 or any SecureSource Stages riders, under the rules currently applicable to investments in the Portfolio Navigator funds, your contract value will be automatically reallocated to the Moderate option, Variable Portfolio – Moderate Portfolio once you begin taking withdrawals if the fund you are invested in is more aggressive. By contrast, under the rules applicable to investments in the Portfolio Stabilizer funds, your contract value will not automatically be reallocated to a more conservative investment option after you begin taking withdrawals.

56 RiverSource Signature Select Variable Annuity — Prospectus

Living benefits requiring participation in the PN program or investing in the Portfolio Stabilizer funds:
•
Accumulation Protector Benefit rider: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the PN program investment options or in one of the Portfolio Stabilizer funds. For contracts with applications signed on or after Jan. 26, 2009, you cannot select the Portfolio Navigator Aggressive investment option, or transfer to the Portfolio Navigator Aggressive investment option while the rider is in effect. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period and you then have the option to cancel your participation in the PN program. At all other times, if you do not want to invest in any of the PN program investment options or the Portfolio Stabilizer funds, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply.
•
SecureSource series or Guarantor Withdrawal Benefit for Life rider: The SecureSource series rider or the Guarantor Withdrawal Benefit for Life rider requires that your contract value be invested in one of the PN program investment options or in the Portfolio Stabilizer funds, for the life of the contract. Subject to state restrictions, we reserve the right to limit the number of investment options from which you can select based on the dollar amount of purchase payments you make. Because you cannot terminate the SecureSource series rider or the Guarantor Withdrawal Benefit for Life rider once you have selected it, you must terminate your contract by requesting a full surrender if you do not want to invest in any of the PN program investment options or the Portfolio Stabilizer funds. Surrender charges and tax penalties may apply.
Living benefit requiring participation in the PN program:
•
Income Assurer Benefit rider: The Income Assurer Benefit rider requires that your contract value be invested in one of the PN program investment options for the life of the contract. You can terminate the Income Assurer Benefit rider during the 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times you cannot terminate the Income Assurer Benefit rider once you have selected it and you must terminate your contract by requesting a full surrender if you do not want to invest in any of the PN program investment options. Surrender charges and tax penalties may apply.
Transferring Among Accounts
The transfer rights discussed in this section do not apply if you have selected one of the optional living benefit riders.
For the Current Contract, you may transfer contract value from any one subaccount, GPAs, the regular fixed account and the Special DCA fixed account to another subaccount before the annuitization start date. For the Original Contract, you may transfer contract value from any one subaccount, GPAs, the one-year fixed account, or the DCA fixed account to another subaccount before the annuitization start date. Certain restrictions apply to transfers involving the GPAs, the regular fixed account and the one-year fixed account. You may not transfer contract value to the Special DCA fixed account or the DCA fixed account. You may not transfer contract value from the Special DCA fixed account or the DCA fixed account except as part of automated monthly transfers.
The date your request to transfer will be processed depends on when and how we receive it:
For transfer requests received in writing:
•
If we receive your transfer request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•
If we receive your transfer request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
For transfer requests received by phone:
•
If we receive your transfer request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•
If we receive your transfer request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.
We may suspend or modify transfer privileges at any time.
For information on transfers after annuity payouts begin, see “Transfer Policies” below.

RiverSource Signature Select Variable Annuity — Prospectus 57

Transfer Policies
Current Contract:
•
Before the annuitization start date, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the regular fixed account at any time. However, if you made a transfer from the regular fixed account to the subaccounts or the GPAs, took a partial surrender from the fixed account or terminated automated transfers from the Special DCA fixed account, you may not make a transfer from any subaccount or GPA to the regular fixed account for six months following that transfer, partial surrender or termination.
•
You may transfer contract values from the regular fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the regular fixed account are not subject to an MVA. You may transfer the entire contract value to the regular fixed account. Subject to state restrictions, we reserve the right to limit transfers to the regular fixed account at any time on a non-discriminatory basis with notification. Transfers out of the regular fixed account, including automated transfers, are limited to 30% of regular fixed account value at the beginning of the contract year(1) or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the regular fixed account. You should carefully consider whether the regular fixed account meets your investment criteria before you invest. Subject to state restrictions, we reserve the right to change the percentage allowed to be transferred from the regular fixed account at any time on a non-discriminatory basis with notification.
•
You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see “Charges and Adjustments – Adjustments – Market Value Adjustments”).
•
You may not transfer contract values from the subaccounts, the GPAs or the regular fixed account into the Special DCA fixed account. However, you may transfer contract values as automated monthly transfers from the Special DCA fixed account to the subaccounts or the PN program model portfolio or investment option in effect. (See “Special DCA Fixed Account.”)
•
After the annuitization start date, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. On the annuitization start date, you must transfer all contract value out of your GPAs and Special DCA fixed account.
(1)
All purchase payments received into the regular fixed account prior to your transfer request are considered your beginning of contract year value during the first contract year.
Original Contract:
•
Before the annuitization start date, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account if part of your contract, at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer.
•
You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the one-year fixed account. You should carefully consider whether the one-year fixed account meets your investment criteria before you invest. Subject to state restrictions, we reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.
•
You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see “Charges and Adjustments – Adjustments – Market Value Adjustments”).
•
You may not transfer contract values from the subaccounts, the GPAs, or the one-year fixed account into the DCA fixed account. However, you may transfer contract values as automated monthly transfers from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPA, as described above. (See “DCA Fixed Account.”)

58 RiverSource Signature Select Variable Annuity — Prospectus

•
After the annuitization start date, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. On the annuitization start date, you must transfer all contract value out of your GPAs and DCA fixed account.
Market Timing
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.
We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a contract if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the contract. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the contract, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.
Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:
•
diluting the value of an investment in an underlying fund in which a subaccount invests;
•
increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,
•
preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.
Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.
In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of contract value among the subaccounts of the variable account:
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90-day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.
If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:
•
requiring transfer requests to be submitted only by first-class U.S. mail;
•
not accepting hand-delivered transfer requests or requests made by overnight mail;
•
not accepting telephone or electronic transfer requests;
•
requiring a minimum time period between each transfer;
•
not accepting transfer requests of an agent acting under power of attorney;
•
limiting the dollar amount that you may transfer at any one time;
•
suspending the transfer privilege; or
•
modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.
Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

RiverSource Signature Select Variable Annuity — Prospectus 59

Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to identify and restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.
In addition to the market timing policy described above, which applies to transfers among the subaccounts within your contract, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your contract and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include, but not be limited to, providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier, and the details of your contract transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of contract value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the contract in several ways, including but not limited to:
•
Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.
•
Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we will attempt to execute transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.
•
Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.
•
Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.
For more information about the market timing policies and procedures of an underlying fund, the risks that market timing pose to that fund, and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.
How to Request a Transfer or Surrender

1 By automated transfers and automated partial surrenders
Your investment professional can help you set up automated transfers among your subaccounts, regular fixed account (Current Contract), the one-year fixed account (Original Contract) or GPAs or automated partial surrenders from the GPAs, regular fixed account, one-year fixed account, Special DCA fixed account (Current Contract), DCA fixed account (Original Contract) or the subaccounts.
You can start or stop this service by written request or other method acceptable to us.
You must allow 30 days for us to change any instructions that are currently in place.
•
Automated transfers from the one-year fixed account (Original Contact only) to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.
•
Automated transfers from the regular fixed account (Current Contract only) are limited to 30% of the regular fixed account values at the beginning of the contract year or $10,000, whichever is greater.
•
Automated surrenders may be restricted by applicable law under some contracts.
•
You may not make systematic purchase payments if automated partial surrenders are in effect.

60 RiverSource Signature Select Variable Annuity — Prospectus

•
If the PN program is in effect, you are not allowed to set up automated transfers except in connection with a Special DCA fixed account (Current Contract) or DCA fixed account (Original Contract) (see “Special DCA Fixed Account”, “Fixed Account – DCA Fixed Account” and “Making the Most of Your Contract – Portfolio Navigator Program and Portfolio Stabilizer Funds”).
•
Automated partial surrenders may result in income taxes and penalties on all or part of the amount surrendered.
•
If you have one of the SecureSource series of riders, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider, you may set up automated partial surrenders up to the benefit amount available for withdrawal under the rider.

Minimum amount
Current Contract:
Transfers or surrenders:	$50

Original Contract:
Transfers or surrenders:	$100 monthly
$250 quarterly, semiannually or annually

2 By phone
Call:
1-800-333-3437
We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.
We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.
Telephone transfers and surrenders are automatically available. You may request that telephone transfers and surrenders not be authorized from your account by writing to us.
Current Contract:
Transfers or surrenders:	$250 or entire account balance

Original Contract:
Transfers or surrenders:	$500 or entire account balance

Maximum amount
Current Contract:
Transfers:	Contract value or entire account balance
Surrenders:	$100,000

Original Contract:
Transfers:	Contract value or entire account balance
Surrenders:	$25,000

3 By letter
Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to our Service Center:
RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
Current Contract:
Minimum amount
Transfers or surrenders:	$250 or entire account balance**

RiverSource Signature Select Variable Annuity — Prospectus 61

Original Contract:
Minimum amount
Transfers or surrenders:	$500 or entire account balance

All Contracts:
Maximum amount
Transfers or surrenders:	Contract value or entire account balance
*
Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.
**
The contract value after a partial surrender must be at least $500.
Surrenders
You may surrender all or part of your contract at any time before the annuitization start date by sending us a written request or calling us.
The date your surrender request will be processed depends on when and how we receive it:
For surrender requests received in writing:
•
If we receive your surrender request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request.
•
If we receive your surrender request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request.
For surrender requests received by phone:
•
If we receive your surrender request at our Service Center in good order before the close of the of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request.
•
If we receive your surrender request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request.
We may ask you to return the contract. You may have to pay a contract administrative charge, surrender charges or any applicable optional rider charges (see “Charges and Adjustments”), federal income taxes and penalties. State and local income taxes may also apply (see “Taxes”). You cannot make surrenders after the annuitization start date except under Variable Annuity Payout Plan E. (See “The Annuity Payout Period – Annuity Payout Plans.”)
Any partial surrenders you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected one of the SecureSource series of riders, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider and your partial surrenders in any contract year exceed the permitted surrender amount under the terms of the rider, your benefits under the rider may be reduced (see “Optional Benefits”). The first partial surrender request during the first contract year, for the SecureSource Stages 2 rider and any partial surrender request that reverses previous step-ups during the 3-year waiting period or exceeds the amount allowed under the riders and impacts the guarantees provided, will not be considered in good order until we receive a signed Benefit Impact Acknowledgement. This form shows the projected effect of the surrender on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you.
In addition, surrenders you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see “Taxes – Qualified Annuities – Required Minimum Distributions”).
Surrender Policies
Current Contract:
If you have a balance in more than one account and you request a partial surrender, we will automatically surrender from all your subaccounts, GPAs, the Special DCA fixed account and/or the regular fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise(1). The minimum contract value after partial surrender is $500.

62 RiverSource Signature Select Variable Annuity — Prospectus

Original Contract:
If you have a balance in more than one account and you request a partial surrender, we will automatically surrender from all your subaccounts, GPAs, the DCA fixed account, and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise(1).
After executing a partial surrender, the value in each subaccount, one-year fixed account or GPA must be either zero or at least $50.
(1)
If you elected one of the SecureSource series of riders, you do not have the option to request from which account to surrender.
Receiving Payment

1 By electronic payment
•
request that payment be sent electronically to your bank payable to you;
•
pre-authorization required.

2 By regular or express mail
•
payable to you;
•
mailed to address of record.
NOTE: We will charge you a fee if you request express mail delivery.
We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional good order requirements that must be met prior to processing requests to make any payments to a party other than the owner or to an address other than the address of record. These requirements will be designed to ensure owner instructions are genuine and to prevent fraud.
Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:
–
the NYSE is closed, except for normal holiday and weekend closings;
–
trading on the NYSE is restricted, according to SEC rules;
–
an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or
–
the SEC permits us to delay payment for the protection of security holders.
We may also postpone payment of the amount attributable to a purchase payment as part of the total surrender amount until cleared from the originating financial institution.
TSA – Special Provisions
Participants in Tax-Sheltered Annuities
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.
In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.
The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

RiverSource Signature Select Variable Annuity — Prospectus 63

The Code imposes certain restrictions on your right to receive early distributions from a TSA:
•
Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:
–
you are at least age 59½;
–
you are disabled as defined in the Code;
–
you severed employment with the employer who purchased the contract;
–
the distribution is because of your death;
– you are terminally ill as defined in the Code;
– you are adopting or are having a baby;
– you are supplying Personal or Family Emergency Expense;
– you are a Domestic Abuse Victim;
– you are in need to cover Expenses and losses on account of a FEMA declared disaster;
–
the distribution is due to plan termination; or
–
you are a qualifying military reservist.
•
If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.
•
Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see “Taxes”).
•
The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.
Changing the Annuitant
For the Current Contract, if you have a nonqualified annuity and are a natural person (excluding a revocable trust), you may change the annuitant or contingent annuitant if the request is made prior to the annuitization start date and while the existing annuitant or contingent annuitant is living. The change will become binding on us when we receive it. If you and the annuitant are not the same person and the annuitant dies before the annuitization start date, the owner becomes the annuitant unless a contingent annuitant has been previously selected. You may not change the annuitant if you have a qualified annuity or there is non-natural or revocable trust ownership.
For the Original Contract, annuitant changes are not allowed.
Changing Ownership
You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our Service Center. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.
If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See “Taxes.”)
If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.
Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders and any owner was not an owner before the change, all owners (including any prior owner who is still an owner after the ownership change) (along with the annuitant for the Original Contract) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.
If you have an Income Assurer Benefit rider and/or the Benefit Protector Plus rider, the riders will terminate upon transfer of ownership of the annuity contract.
For the Original Contract, our current administrative practice is that if you have the Benefit Protector rider, the owner can choose to terminate the Benefit Protector rider during the 30-day window following the effective date of the ownership change.

64 RiverSource Signature Select Variable Annuity — Prospectus

For the Current Contract, if you have the Benefit Protector rider, if any owner is older than age 75 immediately following the ownership change, the rider will terminate upon change of ownership. If all owners are younger than age 76, the rider continues unless the owner chooses to terminate it during the 30-day window following the effective date of the ownership change. The Benefit Protector death benefit values may be reset (see “Optional Death Benefits – Benefit Protector Death Benefit Rider”).
For the Current Contract, the death benefit may change due to a change of ownership. If any owner is older than age 85 immediately following the ownership change, the MAV Death Benefit, 5% Accumulation Death Benefit and EDB will terminate, the ROPP Death Benefit will be unavailable, and the Contract Value Death Benefit will apply. If any owner is older than age 79 but all owners are younger than age 86, the MAV Death Benefit, the 5% Accumulation Death Benefit, and the EDB will terminate and the ROPP Death Benefit will apply. If all owners are age 79 or younger, the ROPP Death Benefit, MAV Death Benefit, 5% Accumulation Death Benefit or EDB will continue. The ROPP Death Benefit, MAV Death Benefit, 5% Accumulation Death Benefit and EDB values may be reset (see “Benefits in the Case of Death”). If the death benefit that applies to your contract changes due to an ownership change, the mortality and expense risk fee may change as well (see “Charges and Adjustments – Annual Contract Expenses – Mortality and Expense Risk Fee”).
The SecureSource series – Joint Life rider, if selected, only allows transfer of the ownership of the annuity contract between covered spouses or their revocable trust(s); no other ownership changes are allowed while this rider is in force, subject to state restrictions. For the SecureSource Stages 2 – Joint Life rider, if ownership is transferred from a covered spouse to their revocable trust(s), the annuitant must be one of the covered spouses. The Accumulation Protector Benefit, the SecureSource – Single Life, the Guarantor Withdrawal Benefit for Life and the Guarantor Withdrawal Benefit riders will continue upon transfer of ownership of the annuity contract and the values may be reset. For SecureSource rider and Guarantor Withdrawal Benefit for Life rider, any ownership change that impacts the guarantees provided will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the projected effect of the ownership change on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you. For the Secure Source Stages 2 – Single Life riders, Secure Source 20 – Single Life and SecureSource Stages – Single Life riders, joint ownership and joint annuitants are not allowed and an ownership change that results in different covered person will terminate the rider, subject to state restrictions. (See “Optional Benefits.”)

RiverSource Signature Select Variable Annuity — Prospectus 65

Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Contract.
Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Standard Benefits
Dollar Cost Averaging	Allows the systematic transfer of a specified dollar amount among the subaccounts or from the one-year fixed account to one or more eligible subaccounts	N/A	N/A	•Automated transfers not available for GPA terms of 2 or more years •Not available when the PN program is in effect
Asset Rebalancing	Allows you to have your investments periodically rebalanced among the subaccounts to your pre-selected percentages	N/A	N/A
•You must have $2,000 in Contract
Value to participate.
•We require 30 days notice for you to
change or cancel the program
•You can request rebalancing to be
done either quarterly, semiannually
or annually

Automated Partial Surrenders/ Systematic Withdrawals	Allows automated partial surrenders from the contract	N/A	N/A
•Additional systematic payments are
not allowed with automated partial
surrenders
•For contracts with a Guarantor
Withdrawal Benefit rider, Guarantor
Withdrawal Benefit for Life rider or
SecureSource riders, you may set
up automated partial surrenders up
to the benefit available for
withdrawals under the rider
•May result in income taxes and IRS
penalty on all or a portion of the
amounts surrendered

Nursing Home or Hospital Confinement	Allows you to withdraw contract value without a surrender charge	N/A	N/A
• For the Current Contract, you must
be confined to a hospital or nursing
home for the prior 60 days or
confinement began within 30 days
following a 60 day confinement
period
• For the Original Contract, you must
be confined to a hospital or nursing
home for the prior 60 days
• You must be under age 76 on the
contract issue date and
confinement must start after the
contract issue date
•Must receive your surrender request
no later than 91 days after your
release from the hospital or nursing
home
•Amount withdrawn must be paid
directly to you

Terminal Illness	Allows you to withdraw contract value without a surrender charge	N/A	N/A	•Terminal Illness diagnosis must occur in after the first contract year •Must be terminally ill and not expected to live more than 12

66 RiverSource Signature Select Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations

months from the date of the
licensed physician statement
•Must provide us with a licensed
physician’s statement containing
the terminal illness diagnosis and
the date the terminal illness was
initially diagnosed
•Amount withdrawn must be paid
directly to you

Contract Value (CV) Death Benefit	Provides a basic death benefit equal to the greater of the Full Surrender Value or the Contract Value, after any rider charges have been deducted	1.45% of contract value in the variable account	1.45%
•Available for the Current Contract
owners after an ownership change
or spousal continuation if any owner
or spouse who continues the
contract is over age 85 and not
qualified for the ROPP death benefit

ROPP Death Benefit (Current Contract) ROP Death Benefit (Original Contract)
ROPP Death Benefit:
provides a death
benefit equal to the
greatest of these
values minus any
applicable rider
charges: Contract
Value, the ROPP value,
or the Full Surrender
Value
ROP Death Benefit:
provides a death
benefit equal to the
greater of these values
minus any applicable
rider charges: Contract
Value, or total
purchase payments
minus adjusted partial
surrenders
		Current Contract:	Current Contract:
•Must be elected at contract issue
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals, and such reductions
could be significant
•Annuitizing the Contract terminates
the benefit

		1.45% of contract value in the variable account	1.45%
		Original Contract:	Original Contract:
		1.45% of contract value in the variable account	1.45%
MAV Death Benefit
Provides a death
benefit equal to the
greatest of these
values minus any
applicable rider
charges: Contract
Value, total purchase
payments minus
adjusted partial
surrenders, or the MAV
on the date of death
		Current Contract:	Current Contract:
•Available for the Contract owners
age 79 and younger
•Must be elected at contract issue
•No longer eligible to increase on
any contract anniversary on/after
your 81st birthday
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant.
•Annuitizing the Contract terminates
the benefit

		1.70% of contract value in the variable account	1.70%
		Original Contract:	Original Contract:
		1.65% of contract value in the variable account	1.65%

RiverSource Signature Select Variable Annuity — Prospectus 67

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
5% Accumulation Death Benefit
Provides a death
benefit equal to the
greatest of these
values minus any
applicable rider
charges: Contract
Value, total purchase
payments applied to
the contract minus
adjusted partial
withdrawals, or the 5%
variable account floor
		Current Contract:	Current Contract:
•Available to owners age 79 and
younger
•Must be elected at contract issue
•No longer eligible to increase on
any contract anniversary on/after
your 81st birthday
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant
•Annuitizing the Contract terminates
the benefit

		1.85% of contract value in the variable account	1.85%
		Original Contract:	Original Contract:
		1.80% of contract value in the variable account	1.80%
Enhanced Death Benefit (EDB)
Provides a death
benefit equal to the
greatest of these
values minus any
applicable rider
charges: Contract
Value, total purchase
payments applied to
the contract minus
adjusted partial
withdrawals, the MAV
on the date of death or
the 5% variable
account floor
		Current Contract:	Current Contract:
•Available to owners age 79 and
younger
•Must be elected at contract issue
•No longer eligible to increase on
any contract anniversary on/after
your 81st birthday
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant
•Annuitizing the Contract terminates
the benefit

		1.90% of contract value in the variable account	1.90%
		Original Contract:	Original Contract:
		1.85% of contract value in the variable account	1.85%
Optional Benefits
Benefit Protector Death Benefit	Provides an additional death benefit, based on a percentage of contract earnings, to help offset expenses after death such as funeral expenses or federal and state taxes	0.25% of contract value	0.25% of contract value
• Available to owners age 75 and
younger
•Must be elected at contract issue
•Not available with Benefit Protector
Plus, the 5% Accumulation Death
benefit or Enhanced Death Benefit
•For contract owners age 70 and
older, the benefit decreases from
40% to 15% of earnings
•Annuitizing the Contract terminates
the benefit

Benefit Protector Plus Death Benefit	Provides the benefits payable under the Benefit Protector, plus a percentage of purchase payments made within 60 days of contract issue not previously surrendered	0.40% of contract value	0.40% of contract value
• Available to owners age 75 and
younger
•Must be elected at contract issue
•Available only for transfers,
exchanges or rollovers
•Not available with Benefit Protector,
the 5% Accumulation Death benefit
or Enhanced Death Benefit
•For contract owners age 70 and
older, the benefit decreases from
40% to 15% of earnings
•Annuitizing the Contract terminates

68 RiverSource Signature Select Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
the benefit •The percentage of exchange purchase payments varies by age and is subject to a vesting schedule.
Guarantor Withdrawal Benefit Rider	Provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments.	1.50% of contract value	0.55%-1.00% Varies by issue date, elective step up date and the Fund selected
•Available to owners age 79 or
younger
•Must be elected at contract issue
•Not available under an inherited
qualified annuity
•Subject to Investment Allocation
restrictions
•Certain withdrawals could
significantly reduce the guaranteed
amounts under the rider and the
rider will terminate if the contract
value goes to zero due to an excess
withdrawal
•Limitations on additional purchase
payments
•If you take withdrawals during the
first 3-years the step ups will not be
allowed until the third anniversary

Guarantor Withdrawal Benefit for Life Rider	Provides a lifetime income or return of premium option regardless of investment performance	1.50% of contract value or the total Remaining Benefit Amount, whichever is greater	0.65% - 1.10% Varies by issue date, elective step up date and the Fund selected
•Available to owners age 80 or
younger
•Must be elected at contract issue
•Not available under an inherited
qualified annuity
•Subject to Investment Allocation
restrictions
•Certain withdrawals could
significantly reduce the guaranteed
amounts under the rider and the
rider will terminate if the contract
value goes to zero due to an excess
withdrawal
•If you take withdrawals during the
first 3-years the step ups will not be
allowed until the third anniversary
•Limitations on additional purchase
payments

Accumulation Protector Benefit rider	Provides 100% of initial investment or 80% of highest contract anniversary value (adjusted for partial surrenders) at the end of 10 year waiting period, regardless of investment performance	1.75% of contract value or the Minimum Contract Accumulation Value	0.55% – 1.75% Varies by issue date, elective step up date and the Fund selected
•Available to owners age 80 or
younger
•Must be elected at contract issue
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant
•The rider ends when the Waiting
Period expires

RiverSource Signature Select Variable Annuity — Prospectus 69

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
•Limitations on additional purchase payments •Subject to Investment Allocation restrictions •Elective Step ups restart the Waiting Period
SecureSource Stages 2	Provides a lifetime income or return of premium option regardless of investment performance	Single Life: 1.75% Joint Life: 2.25% of contract value or the Benefit Base, whichever is greater	Single Life: 0.95% Joint Life: 1.15%
•Available to owners age 85 or
younger
•Must be elected at contract issue
•Available as a Single Life or Joint
Life option
•Not available under an inherited
qualified annuity
•Subject to Investment Allocation
restrictions
•Certain withdrawals could
significantly reduce the guaranteed
amounts under the rider and the
rider will terminate if the contract
value goes to zero due to an excess
withdrawal.
•Withdrawals in the first year will
lock in the lower income percentage
for the life of the rider
•Limitations on additional purchase
payments

SecureSource Stages riders	Provides a lifetime income or return of premium option regardless of investment performance	Single Life: 2.00% Joint Life: 2.50% of contract value or the Benefit Base, whichever is greater	Single Life: 1.10% Joint Life: 1.35%
•Available to owners age 80 or
younger
•Must be elected at contract issue
•Available as a Single Life or Joint
Life option
•Not available under an inherited
qualified annuity
•Subject to Investment Allocation
restrictions
•Certain withdrawals could
significantly reduce the guaranteed
amounts under the rider and the
rider will terminate if the contract
value goes to zero due to an excess
withdrawal
•Withdrawals during the 3-year
waiting period will set your benefits
to zero until the end of the waiting
period when they will be
reestablished based on your
contract value at that time
•Limitations on additional purchase
payments

SecureSource riders	Provides a lifetime income or return of premium option regardless of	Contracts signed on/after 1/26/ 2009)Single	Single Life: 0.65% – 1.30% Joint Life: 0.85% – 1.60%	•Available to owners age 80 or younger •Must be elected at contract issue

70 RiverSource Signature Select Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
investment performance
Life: 2.00%
Joint Life:
2.50% of
contract value
or the
Remaining
Benefit
Amount,
whichever is
greater
Contracts
signed prior to
1/26/2009
Single Life:
1.50%
Joint Life:
1.75% of
contract value
or the
Remaining
Benefit
Amount,
whichever is
greater
Varies by issue date, elective step up date and the Fund selected
•Available as a Single Life or Joint
Life option
•Not available under an inherited
qualified annuity
•Subject to Investment Allocation
restrictions
•Certain withdrawals could
significantly reduce the guaranteed
amounts under the rider and the
rider will terminate if the contract
value goes to zero due to an excess
withdrawal
•If you take withdrawals during the
first 3-years the step ups will not be
allowed until the third anniversary
•Limitations on additional purchase
payments

Income Assurer Benefit	Provides guaranteed minimum income through annuitization regardless of investment performance	Income Assurer Benefit – MAV 1.50% of the guaranteed income base	Income Assurer Benefit – MAV 0.30% or 0.55% Varies by issue date
•Available to owners age 75 or
younger
•Not available with anu other living
benefit riders
•The rider has a 10 year Waiting
period
•Available as: Income Assurer
Benefit – MAV; Income Assurer
Benefit – 5% Accumulation Benefit
Base; and Income Assurer Benefit –
Greater of MAV or 5% Accumulation
Benefit Base

		Income Assurer Benefit – 5% Accumulation Benefit Base 1.75% of the guaranteed income base	Income Assurer Benefit – 5% Accumulation Benefit Base 0.60% or 0.70% Varies by issue date come base
		Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base 2.00% of the guaranteed income base	Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base 0.65% or 0.75% Varies by issue date

RiverSource Signature Select Variable Annuity — Prospectus 71

Benefits in Case of Death – Standard Death Benefit
Current Contract:
(applications signed on or after Nov. 30, 2009, subject to state availability)
We will pay the death benefit to your beneficiary upon your death if you die before the annuitization start date while this contract is in force. If a contract has more than one person as the owner, we will pay the benefits upon the first to die of any owner. The basic death benefit available under your contract at contract issue is the ROPP Death Benefit. In addition to the ROPP Death Benefit, we also offer the following optional death benefits at contract issue:
•
MAV Death Benefit;
•
5% Accumulation Death Benefit; or
•
Enhanced Death Benefit.
If it is available in your state and if you are age 79 or younger at contract issue, you can elect any one of the above optional death benefits. If you are age 80 or older at contract issue, the ROPP Death Benefit will apply.
Once you elect a death benefit, you cannot change it; however the death benefit that applies to your contract may change due to an ownership change (see “Changing Ownership”) or continuation of the contract by the spouse under the spousal continuation provision.
We show the death benefit that applies to your contract at issue on your contract’s data page. The death benefit determines the mortality and expense risk fee that is assessed against the subaccounts. (See “Charges and Adjustments – Annual Contract Expenses – Mortality and Expense Risk Fee.”)
We will base the benefit paid on the death benefit coverage in effect on the date of your death.
Here are some terms that are used to describe the death benefits:
Adjusted partial surrenders (calculated for ROPP and MAV Death Benefits)	=	PS X DB
CV

PS	=	the amount by which the contract value is reduced as a result of the partial surrender.
DB	=	the applicable ROPP value or MAV on the date of (but prior to) the partial surrender
CV	=	contract value on the date of (but prior to) the partial surrender.
Covered Life Change: is either continuation of the contract by a spouse under the spousal continuation provision, or an ownership change where any owner after the ownership change was not an owner prior to the change.
Contract Value Death Benefit (CV Death Benefit): is the death benefit available if any owner after an ownership change or spouse who continues the contract under the spousal continuation provision is over age 85 and therefore cannot qualify for the ROPP death benefit. Under this benefit, we will pay the beneficiary the greater of:
–
the Full Surrender Value, or
–
the contract value after any rider charges have been deducted.
Full Surrender Value: is the contract value immediately prior to the surrender (immediately prior to payment of a death claim for death benefits) less:
•
any surrender charge,
•
pro rata rider charges,
•
the contract charge,
plus:
•
any positive or negative market value adjustment.
Return of Purchase Payments (ROPP) Death Benefit
The ROPP Death Benefit is the basic death benefit on the contract that will pay your beneficiaries no less than your purchase payments adjusted for surrenders. If you die before the annuitization start date and while this contract is in force, the death benefit will be the greatest of:
1.
the contract value after any rider charges have been deducted,
2.
the ROPP Value, or
3.
the Full Surrender Value.
ROPP Value: is the total purchase payments on the contract issue date. Additional purchase payments will be added to the ROPP value. Adjusted partial surrenders will be subtracted from the ROPP value.

72 RiverSource Signature Select Variable Annuity — Prospectus

After a covered life change for a spouse who continues the contract and is age 85 or younger, we reset the ROPP value to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). If the spouse who continues the contract is age 86 or older, the ROPP Death Benefit will terminate and he or she will be eligible for the CV death benefit.
After a covered life change other than for the spouse who continues the contract, if the prior owner and current owners are eligible for the ROPP death benefit we reset the ROPP value on the valuation date we receive your request for the ownership change to the contract value after any rider charges have been deducted, if the contract value is less.
If the prior owner was not eligible for the ROPP but all current owners are eligible, we reset the ROPP value to the contract value after any rider charges have been deducted on the valuation date we receive your request for the ownership change.
If available in your state and you are age 79 or younger at contract issue, you may select one of the death benefits described below at the time you purchase your contract. The death benefits do not provide any additional benefit before the first contract anniversary and may not be appropriate for certain older issue ages because the benefit values may be limited after age 80. Be sure to discuss with your investment professional whether or not these death benefits are appropriate for your situation.
Maximum Anniversary Value (MAV) Death Benefit
The MAV Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:
1.
contract value after any rider charges have been deducted;
2.
the ROPP value as described above;
3.
the MAV; or
4.
the Full Surrender Value as described above.
The MAV equals the ROPP value prior to the first contract anniversary. Every contract anniversary prior to the earlier of your 81st birthday or your death, we compare the MAV to the current contract value and we reset the MAV to the higher amount. The MAV is increased by any additional purchase payments and reduced by adjusted partial surrenders.
After a covered life change for a spouse who is age 79 or younger and continues the contract, we reset the MAV to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value).
After a covered life change other than for a spouse who continues the contract, if all owners are under age 80, we reset the MAV on the valuation date we receive your request for the ownership change to the lesser of these two values:
(a)
the contract value after any rider charges have been deducted, or
(b)
the MAV on that date, but prior to the reset.
If your spouse chooses to continue the contract under the spousal continuation provision, the death benefit available for the spouse’s beneficiaries depends on the spouse’s age. If your spouse was age 79 or younger when the contract was continued, he or she will continue to be eligible for the MAV. If your spouse is over age 79 but younger than age 86 when the contract was continued, he or she will be eligible for the ROPP death benefit. If your spouse is age 86 or older when the contract was continued, he or she will be eligible for the CV death benefit.
5% Accumulation Death Benefit
The 5% Accumulation Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:
1.
contract value after any rider charges have been deducted;
2.
the ROPP value as described above;
3.
the 5% accumulation death benefit floor;
4.
the Full Surrender Value as described above.
The key terms and provisions of the 5% Accumulation Death Benefit are:
5% Accumulation Death Benefit Floor: is equal to the sum of:
1.
the contract value in the Excluded Accounts (currently, regular fixed account and GPAs), if any, and
2.
the variable account floor.

RiverSource Signature Select Variable Annuity — Prospectus 73

Protected Account Base (PAB) and Excluded Account Base (EAB): Adjustments to variable account floor require tracking amounts representing purchase payments, not previously surrendered, that are allocated or transferred to the Protected Accounts (currently, subaccounts and the Special DCA fixed account) and Excluded Accounts.
–
PAB equals amounts representing purchase payments, not previously surrendered or transferred, that are in the Protected Accounts.
–
EAB equals amounts representing purchase payments, not previously surrendered or transferred, that are in the Excluded Accounts.
Variable Account Floor: Variable account floor is PAB increased on contract anniversaries prior to the earlier of your 81st birthday or your death.
Net Transfer: If multiple transfers are made on the same valuation day, they are combined to determine the net amount of contract value being transferred between the Protected Accounts and Excluded Accounts. This net transfer amount is used to adjust the EAB, PAB and variable account floor values.
Establishment of Variable Account Floor, PAB and EAB
On the contract date, 1) variable account floor and PAB are established as your initial purchase payment allocated to the Protected Accounts; and 2) EAB is established as your initial purchase payment allocated to the Excluded Accounts.
Adjustments to Variable Account Floor, PAB and EAB
Variable account floor, PAB and EAB are adjusted by the following:
1.
When an additional purchase payment is made;
(A)
any payment you allocate to the Protected Accounts are added to PAB and to variable account floor, and
(B)
any payment you allocate to the excluded accounts are added to EAB.
2.
When transfers are made to the Protected Accounts from the Excluded Accounts, we increase PAB and variable account floor, and we reduce EAB.
The amount we deduct from EAB and add to PAB and to variable account floor is calculated for each net transfer using the following formula:
a × b	where:
c

a	=	the amount the contract value in the Excluded Accounts is reduced by the net transfer
b	=	EAB on the date of (but prior to) the transfer
c	=	the contract value in the Excluded Accounts on the date of (but prior to) the transfer.
3.
When partial surrenders are made from the Excluded Accounts, we reduce EAB by the same amount as calculated above for transfers from the Excluded Accounts, using surrender amounts in place of transfer amounts. Partial surrenders from Excluded Accounts do not increase PAB.
4.
When transfers are made to the Excluded Accounts from the Protected Accounts, we reduce PAB and variable account floor, and increase EAB.
The amounts we deduct from PAB and variable account floor are calculated for each net transfer using the following formula:
a × b	where:
c

a	=	the amount the contract value in the Protected Accounts is reduced by the net transfer
b	=	the applicable PAB or variable account floor on the date of (but prior to) the transfer
c	=	the contract value in the Protected Accounts on the date of (but prior to) the transfer.
The amount we subtract from PAB is added to EAB.
5.
When partial surrenders are made from the Protected Accounts, we reduce PAB and variable account floor by the same amount as calculated above for transfers from the Protected Accounts, using surrender amounts in place of transfer amounts. Partial surrenders from Protected Accounts do not increase EAB.
6.
After a covered life change for a spouse who continues the contract, variable account floor and PAB are reset to the contract value in the Protected Accounts on the date of continuation. EAB is reset to the contract value in the Excluded Accounts on the date of continuation. The contract value is after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value).

74 RiverSource Signature Select Variable Annuity — Prospectus

7.
After a covered life change other than for a spouse who continues the contract, variable account floor, PAB and EAB are reset on the valuation date we receive your written request for the covered life change if all owners are eligible for the 5% Accumulation Death Benefit.
Variable account floor and PAB are reset to the lesser of A or B where:
A	=	the contract value (after any rider charges have been deducted) in the Protected Accounts on that date, and
B	=	Variable account floor on that date (but prior to the reset).
EAB is reset to the lesser of A or B where:
A	=	the contract value (after any rider charges have been deducted) in the Excluded Accounts on that date, and
B	=	EAB on that date (but prior to the reset).
8.
On a contract anniversary when variable account floor is greater than zero:
(A)
On the first contract anniversary, we increase variable account floor by an amount equal to 5%, multiplied by variable account floor as of 60 days after the contract date.
(B)
On each subsequent contract anniversary prior to the earlier of your 81st birthday or your death, we increase variable account floor by 5%, multiplied by the prior contract anniversary’s variable account floor.
(C)
Any variable account floor increase on contract anniversaries does not increase PAB or EAB.
For contracts issued in New Jersey and Washington state, the cap on the variable account floor is 200% of PAB.
If your spouse chooses to continue the contract under the spousal continuation provision, the death benefit available for the spouse’s beneficiaries depends on the spouse’s age. If your spouse was age 79 or younger when the contract was continued, he or she will continue to be eligible for the 5% Accumulation Death Benefit. If your spouse is over age 79 but younger than age 86 when the contract was continued, he or she will be eligible for the ROPP death benefit. If your spouse is age 86 or older when the contract was continued, he or she will be eligible for the CV Death Benefit.
Enhanced Death Benefit (EDB)
The Enhanced Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:
1.
contract value after any rider charges have been deducted;
2.
the ROPP value as described above;
3.
the MAV as described above;
4.
the 5% accumulation death benefit floor as described above; or
5.
the Full Surrender Value as described above.
If your spouse chooses to continue the contract under spousal continuation provision, the death benefit available for the spouse’s beneficiaries depends on the spouse’s age. If your spouse was age 79 or younger when the contract was continued, he or she will continue to be eligible for the Enhanced Death Benefit. If your spouse is over age 79 but younger than age 86 when the contract was continued, he or she will be eligible for the ROPP death benefit. If your spouse is age 86 or older when the contract was continued, he or she will be eligible for the CV Death Benefit.
For an example of how each death benefit is calculated, see Appendix C.
Original Contract:
(applications signed prior to Nov. 30, 2009 or in states where the Current Contract was not available)
We will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant’s death. If a contract has more than one person as the owner or annuitant, we will pay the benefits upon the first to die of any owner or the annuitant. The basic death benefit available under your contract at contract issue is the ROP Death Benefit. In addition to the ROP Death Benefit, we also offer the following optional death benefits at contract issue:
•
MAV Death Benefit;
•
5% Accumulation Death Benefit; or
•
Enhanced Death Benefit.
If it is available in your state and if both you and the annuitant are age 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are age 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your

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contract on your contract’s data page. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See “Charges and Adjustments – Annual Contract Expenses – Mortality and Expense Risk Fee.”)
We will base the benefit paid on the death benefit coverage you chose when you purchased the contract.
Here are some terms used to describe the death benefits:
Adjusted partial surrenders (calculated for ROP and MAV Death Benefits)	=	PS X DB
CV

PS	=	the amount by which the contract value is reduced as a result of the partial surrender.
DB	=	the applicable ROP value or MAV on the date of (but prior to) the partial surrender.
CV	=	contract value on the date of (but prior to) the partial surrender.
Return of Purchase Payments (ROP) Death Benefit
The ROP Death Benefit is the basic death benefit on the contract that will pay your beneficiaries no less than your purchase payments, adjusted for surrenders. If you or the annuitant die before the annuitization start date and while this contract is in force, the death benefit will be the greater of these two values, minus any applicable rider charges:
1.
contract value; or
2.
total purchase payments applied to the contract minus adjusted partial surrenders.
The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.
If available in your state and both you and the annuitant are age 79 or younger at contract issue, you may select one of the death benefits described below at the time you purchase your contract. The death benefits do not provide any additional benefit before the first contract anniversary and may not be appropriate for certain older issue ages because the benefit values may be limited after age 80. Be sure to discuss with your investment professional whether or not these death benefits are appropriate for your situation.
Maximum Anniversary Value (MAV) Death Benefit
The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these three values, minus any applicable rider charges:
1.
contract value;
2.
total purchase payments applied to the contract minus adjusted partial surrenders; or
3.
the MAV on the date of death.
Maximum Anniversary Value (MAV): is zero prior to the first contract anniversary. On the first contract anniversary, we set the MAV as the greater of these two values:
(a)
current contract value; or
(b)
total purchase payments applied to the contract minus adjusted partial surrenders.
Thereafter, we increase the MAV by any additional purchase payments and reduce the MAV by adjusted partial surrenders. Every contract anniversary after that prior to the earlier of your or the annuitant’s 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.
5% Accumulation Death Benefit
The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these three values, minus any applicable rider charges:
1.
contract value;
2.
total purchase payments applied to the contract minus adjusted partial surrenders; or
3.
the 5% variable account floor.
The key terms and provisions of the 5% Accumulation Death Benefit are:
5% Variable Account Floor: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:
•
the amounts allocated to the subaccounts and the DCA fixed account at issue increased by 5%;
•
plus any subsequent amounts allocated to the subaccounts and the DCA fixed account;
•
minus adjusted transfers and partial surrenders from the subaccounts or the DCA fixed account.

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Thereafter, we continue to add subsequent purchase payments allocated to the subaccounts or the DCA fixed account and subtract adjusted transfers and partial surrenders from the subaccounts or the DCA fixed account. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary’s variable account floor. We stop adding this amount after you or the annuitant reach age 81 or after the earlier of your or the annuitant’s death.
5% variable account floor adjusted transfers or partial surrenders	=	PST X VAF
SAV

PST	=	the amount by which the contract value in the subaccounts and the DCA fixed account is reduced as a result of the partial surrender or transfer from the subaccounts or the DCA fixed account.
VAF	=	variable account floor on the date of (but prior to) the transfer or partial surrender.
SAV	=	value of the subaccounts and the DCA fixed account on the date of (but prior to) the transfer or partial surrender.
The amount of purchase payments surrendered or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:
(a)
is the amount of purchase payments in the account or subaccount on the date of but prior to the current surrender or transfer; and
(b)
is the ratio of the amount of contract value transferred or surrendered from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current surrender or transfer.
For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments allocated to the subaccounts and the DCA fixed account that have not been surrendered or transferred out of the subaccounts or DCA fixed account.
NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit 5% variable account floor.
Enhanced Death Benefit (EDB)
The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these four values, minus any applicable rider charges:
1.
contract value;
2.
total purchase payments applied to the contract minus adjusted partial surrenders;
3.
the MAV on the date of death as described above; or
4.
the 5% variable account floor as described above.
For an example of how each death benefit is calculated, see Appendix C.
If You Die Before the Annuitization Start Date
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract’s value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled. Death claim requirements generally include due proof of death and will be detailed in the claim materials we send upon notification of death.
Nonqualified annuities
For the Current Contract:
If your spouse is sole beneficiary and you die before the annuitization start date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner.
There will be no surrender charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset. (see “Optional Benefits” and “Benefits in the Case of Death”). If the death benefit applicable to the contract changes due to spousal continuation, the mortality and expense risk fee may change as well (see “Charges and Adjustments – Transaction Expenses – Mortality and Expense Risk Fee”).

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If your beneficiary is not your spouse, or your spouse does not elect spousal continuation, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:
•
the beneficiary elects in writing, and payouts begin no later than one year after your death, or other date as permitted by the IRS; and
•
the payout period does not extend beyond the beneficiary’s life or life expectancy.
For the Original Contract:
If your spouse is sole beneficiary and you die before the annuitization start date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner.
There will be no surrender charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset. (See “Optional Benefits” and “Optional Death Benefits”.)
If your beneficiary is not your spouse, or your spouse does not elect spousal continuation, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:
•
the beneficiary elects in writing, and payouts begin no later than one year after your death, or other date as permitted by the IRS; and the payout period does not extend beyond December 31 of the 10th year following your death or the applicable life expectancy for an eligible designated beneficiary.
Qualified annuities
The information below has been revised to reflect regulations issued by the Internal Revenue Service that describe the requirements for required minimum distributions when a person or entity inherit assets held in an IRA, 403(b) or qualified retirement plan. Contract owners are advised to work with a tax professional to understand their required minimum distribution obligations under the regulations and federal law. The proposed regulations can be found in the IRS Notice 2024-35.
For the Current Contract:
•
Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 73. If you attained age 73 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.
Your spouse may elect to assume ownership of the contract with the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner. There will be no surrender charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset (see “Optional Benefits”, “Optional Death Benefits” and “Benefits in the Case of Death”). If the death benefit applicable to the contract changes due to spousal continuation, the mortality and expense risk fee may change as well (see “Charges and Adjustments – Transaction Expenses – Mortality and Expense Risk Fee”). If your spouse is the sole beneficiary and elects to treat the contract his/her own as an inherited qualified annuity, the SecureSource Stages and SecureSource Stages 2 riders will terminate.
If you purchased this contract as an inherited IRA and your spouse is the sole beneficiary, he or she can elect to continue this contract as an inherited IRA. Your spouse must follow the schedule of minimum surrenders established based on your life expectancy and must withdraw his or her entire inherited interest by December 31 of the 10th year following your date of death.
If you purchased this contract as an inherited IRA and your spouse is not the sole beneficiary, he or she can elect an alternative payment plan for their share of the death benefit and all optional death benefits and living benefits will terminate. Your spouse must follow the schedule of minimum surrenders established based on your life expectancy. Your spouse must follow the schedule of minimum surrenders established based on your life expectancy and must withdraw his or her entire inherited interest by December 31 of the 10th year following your date of death.

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•
Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs on or after Jan. 1, 2020, the beneficiary is required to withdraw his or her entire inherited interest by December 31 of the 10th year following your date of death unless they qualify as an “eligible designated beneficiary.” Your beneficiary may be required to take distributions during the 10-year period if you died after your Required Beginning Date. Eligible designated beneficiaries may continue to take proceeds out over your life expectancy if you died prior to your Required Beginning Date or over the greater of your life expectancy or their life expectancy if you died after your Required Beginning Date. Eligible designated beneficiaries include the surviving spouse:
•
the surviving spouse;
•
a lawful child of the owner under the age of 21 (remaining amount must be withdrawn by the earlier of the end of the year the minor turns 31 or end of the 10th year following the minor's death);
•
disabled within the meaning of Code section 72(m)(7);
•
chronically ill within the meaning of Code section 7702B(c)(2);
•
any other person who is not more than 10 years younger than the owner.
However, non-natural beneficiaries, such as estates and charities, are subject to a five-year rule to distribute the IRA if you died prior to your Required Beginning Date.
We will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under a payout plan available under this contract and:
•
the beneficiary elects in writing, and payouts begin, no later than one year following the year of your death; and
•
the payout period does not extend beyond December 31 of the 10th year following your death or the applicable life expectancy for an eligible designated beneficiary.
•
Spouse and Non-spouse beneficiary: If a beneficiary elects an alternative payment plan which is an inherited qualified annuity, all optional death benefits and living benefits will terminate. In the event of your beneficiary’s death, their beneficiary can elect to take a lump sum payment or annuitize the contract to deplete it within 10 years of your beneficiary’s death.
•
Annuity payout plan: If you elect an annuity payout plan, the payouts to your beneficiary may continue depending on the annuity payout plan you elect, subject to adjustment to comply with the IRS rules and regulations.
For the Original Contract:
•
Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 72. If you attained age 72 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.
Your spouse may elect to assume ownership of the contract with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner. There will be no surrender charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset. (See “Optional Benefits” and “Optional Death Benefits”.)
•
Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs on or after Jan. 1, 2020, the beneficiary is required to withdraw his or her entire inherited interest by December 31 of the 10th year following your date of death unless they qualify as an “eligible designated beneficiary.” Your beneficiary may be required to take distributions during the 10-year period if you died after your Required Beginning Date. Eligible designated beneficiaries may continue to take proceeds out over your life expectancy if you died prior to your Required Beginning Date or over the greater of your life expectancy or their life expectancy if you died after your Required Beginning Date. Eligible designated beneficiaries include the surviving spouse:
•
the surviving spouse;
•
a lawful child of the owner under the age of 21 majority (remaining amount must be withdrawn by the earlier of the end of the year the minor turns 31 or end of the 10th year following the minor's death);
•
disabled within the meaning of Code section 72(m)(7);
•
chronically ill within the meaning of Code section 7702B(c)(2);
•
any other person who is not more than 10 years younger than the owner.
However, non-natural beneficiaries, such as estates and charities, are subject to a five-year rule to distribute the IRA if you died prior to your Required Beginning Date.

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We will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under a payout plan available under this contract if:
•
the beneficiary elects in writing, and payouts begin, no later than one year following the year of your death; and
•
the payout period does not extend beyond the beneficiary’s life or life expectancy for an eligible designated beneficiary. (Payout plans are limited if the beneficiary is not an eligible designated beneficiary.)
•
Spouse and Non-spouse beneficiary: If a beneficiary elects an alternative payment plan which is an inherited qualified annuity, all optional death benefits and living benefits will terminate. In the event of your beneficiary’s death, their beneficiary can elect to take a lump sum payment or annuitize the contract to deplete it within 10 years of your beneficiary’s death.
•
Annuity payout plan: If you elect an annuity payout plan, the payouts to your beneficiary may continue depending on the annuity payout plan you elect, subject to adjustment to comply with the IRS rules and regulations.
How we handle contracts under unclaimed property laws
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of one to five years from either 1) the contract’s maturity date (the latest day on which income payments may begin under the contract) or 2) the date the death benefit is due and payable. If a contract matures or we determine a death benefit is payable, we will use our best efforts to locate you or designated beneficiaries. If we are unable to locate you or a beneficiary, proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown in our books and records, or to our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment, and ensure an effective process for your beneficiaries, it is important that your personal address and beneficiary designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each beneficiary. Updates to your address or beneficiary designations should be sent to our Service Center.
Escheatment may also be required by law if a known beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If your beneficiary steps forward (with the proper documentation) to claim escheated annuity proceeds, the state is obligated to pay any such proceeds it is holding.
For nonqualified deferred annuities, non-spousal death benefits are generally required to be distributed and taxed within five years from the date of death of the owner.
Optional Benefits
The assets held in our general account support the guarantees under your contract, including optional death benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.
Optional Living Benefits
SecureSource Stages 2 Rider
The SecureSource Stages 2 rider is an optional benefit that you can add to your contract for an additional charge. This benefit is intended to provide to you, after the lifetime benefit is established, a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. If the lifetime benefit is not established and contract value goes to zero due to a withdrawal, the contract and the rider will terminate. (see “Other provisions – Rules for Surrender”). Additionally, this benefit offers a credit feature to help in low or poor performing markets and a step up feature to lock in contract anniversary gains.
The SecureSource Stages 2 rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract after the waiting period and wish to ensure that market performance will not adversely affect your ability to withdraw income over your lifetime. This rider may not be appropriate for you if you do not intend to limit withdrawals to the amount allowed in order to receive the full benefits of the rider.
Your benefits under the rider can be reduced if any of the following occurs:
•
If you take any withdrawals during the 1-year waiting period, the lifetime benefit amount will be determined using percentage B for the appropriate age band as long as rider benefits are payable;

80 RiverSource Signature Select Variable Annuity — Prospectus

•
If you withdraw more than the allowed withdrawal amount in a contract year, or you take withdrawals before the lifetime benefit is available;
•
If you take a withdrawal and later choose to allocate your contract value to a fund of funds that is more aggressive than the target fund;
•
If the contract value is 20% or more below purchase payments increased by any contract anniversary gains or rider credits and adjusted for withdrawals (see withdrawal adjustment base described below).
The SecureSource Stages 2 rider guarantees that, regardless of investment performance, you may take withdrawals up to the lifetime benefit amount each contract year after the lifetime benefit is established. Your age at the time of the first withdrawal will determine the age band for as long as benefits are payable except as described in the lifetime payment percentage provision.
As long as your total withdrawals during the current year do not exceed the lifetime benefit amount, you will not be assessed a surrender charge. If you withdraw a larger amount, the excess amount will be assessed any applicable surrender charges and benefits will be reduced in accordance with excess withdrawal processing. At any time, you may withdraw any amount up to your entire surrender value, subject to excess withdrawal processing under the rider.
Subject to conditions and limitations, the rider also guarantees that you or your beneficiary will get back purchase payments you have made, increased by annual step-ups, through withdrawals over time. Any amount we pay in excess of your contract value is subject to our financial strength and claims-paying ability.
Subject to conditions and limitations, the lifetime benefit amount can be increased if a rider credit is available or your contract value has increased on a rider anniversary. The principal back guarantee can also be increased if your contract value has increased on a rider anniversary.
Availability
There are two optional SecureSource Stages 2 riders available under your contract:
•
SecureSource Stages 2 – Single Life
•
SecureSource Stages 2 – Joint Life
The information in this section applies to both SecureSource Stages 2 riders, unless otherwise noted.
For the purpose of this rider, the term “withdrawal” has the same meaning as the term “surrender” in the contract or any other riders
The SecureSource Stages 2 – Single Life rider covers one person. The SecureSource Stages 2 – Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource Stages 2 – Single Life rider or the SecureSource Stages 2 – Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.
The SecureSource Stages 2 rider is an optional benefit that you may select for an additional annual charge if:
•
Single Life: you are 85 or younger on the date the contract is issued; or
•
Joint Life: you and your spouse are 85 or younger on the date the contract is issued.
The SecureSource Stages 2 riders are not available under an inherited qualified annuity.
The SecureSource Stages 2 rider guarantees that after the waiting period, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuitization start date until:
•
Single Life: death (see “At Death” heading below).
•
Joint Life: the death of the last surviving covered spouse (see ”Joint Life only: Covered Spouses” and “At Death” headings below).
Key Terms
The key terms associated with the SecureSource Stages 2 rider are:
Age Bands: Each age band is associated with a two lifetime payment percentages. The covered person (Joint Life: the younger covered spouse) must be at least the youngest age shown in the first age band for the annual lifetime payment to be established. After the annual lifetime payment is established, in addition to your age, other factors determine when you move to a higher age band.
Annual Lifetime Payment (ALP): the lifetime benefit amount available each contract year after the covered person (Joint Life: the younger covered spouse) has reached the youngest age in the first age band. After the waiting period, the annual withdrawal amount guaranteed by the rider can vary each contract year.

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Annual Step-Up: an increase in the benefit base and/or the principal back guarantee and a possible increase in the lifetime payment percentage that is available each rider anniversary if your contract value increases, subject to certain conditions.
Benefit Base (BB): used to calculate the annual lifetime payment and the annual rider charge. The BB cannot be withdrawn in a lump sum or annuitized and is not payable as a death benefit.
Credit Base (CB): used to calculate the rider credit. The CB cannot be withdrawn or annuitized and is not payable as a death benefit.
Excess Withdrawal: (1) a withdrawal taken before the annual lifetime payment is established, or (2) a withdrawal that is greater than the remaining annual lifetime payment after the annual lifetime payment is established.
Excess Withdrawal Processing: a reduction in benefits if a withdrawal is taken before the annual lifetime payment is established or if a withdrawal exceeds the remaining annual lifetime payment.
Lifetime Payment Percentage: used to calculate your annual lifetime payment. Two percentages (“percentage A” and “percentage B”) are used for each age band. The difference between percentage A and percentage B is referred to as the income bonus. Percentage B is referred to as the minimum lifetime payment percentage.
Principal Back Guarantee (PBG): a guarantee that total withdrawals will not be less than purchase payments you have made, increased by annual step-ups, as long as there is no excess withdrawal or benefit reset.
Remaining Annual Lifetime Payment (RALP): as you take withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. After the annual lifetime payment is established, the RALP is the guaranteed amount that can be withdrawn during the remainder of the current contract year.
Rider Credit: an amount that can be added to the benefit base on each of the first ten contract anniversaries based on a rider credit percentage of 8% for the first anniversary and 6% thereafter, as long as no withdrawals have been taken since the rider effective date and you do not decline any annual rider fee increase. Investment performance and excess withdrawals may reduce or eliminate the benefit of any rider credits. Rider credits may result in higher rider charges that may exceed the benefit from the credits.
Waiting Period: the period of time before you can take a withdrawal without limiting benefits under the rider. If you take any withdrawals during the waiting period, the lifetime benefit amount will be determined using percentage B, the minimum lifetime payment percentage, for the appropriate age band and percentage A, and therefore the income bonus, will not be available as long as rider benefits are payable. The waiting period starts on the rider effective date and ends on the day prior to the first anniversary.
Withdrawal: the amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge and any market value adjustment.
Withdrawal Adjustment Base (WAB): one of the components used to determine the lifetime payment percentage after the waiting period. The WAB cannot be withdrawn or annuitized and is not payable as a death benefit.
Important SecureSource Stages 2 Rider Considerations
You should consider whether a SecureSource Stages 2 rider is appropriate for you taking into account the following considerations:
You will begin paying the rider charge as of the rider effective date, even if you do not begin taking withdrawals for many years. It is possible that your contract performance, fees and charges, and withdrawal pattern may be such that your contract value will not be depleted in your lifetime and you will not receive any monetary value under the rider.
•
Lifetime Benefit Limitations: The lifetime benefit is subject to certain limitations, including but not limited to:
Single Life: Once the contract value equals zero, payments are made for as long as the covered person is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the first death of any owner even if the covered person is still living (see “At Death” heading below). This possibility may present itself when there are multiple contract owners – when one of the contract owners dies the lifetime benefit terminates even though other contract owners are still living.
Joint Life: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the death of the last surviving covered spouse (see “At Death” heading below).
•
Withdrawals: Please consider carefully when you start taking withdrawals from this rider. If you take any withdrawals during the 1-year waiting period, the lifetime benefit amount will be determined using percentage B for the appropriate age band and percentage A, and therefore the income bonus, will not be available as long as rider

82 RiverSource Signature Select Variable Annuity — Prospectus

benefits are payable. Any withdrawals in the first 10 years will terminate any remaining rider credits. Also, if you withdraw more than the allowed withdrawal amount in a contract year or take withdrawals before the lifetime benefit is available (“excess withdrawal”), the guaranteed amounts under the rider will be reduced.
•
Investment Allocation Restrictions: You must elect one of the approved investment options. These funds are expected to reduce our financial risks and expenses associated with certain living benefits. Although the funds’ investment strategies may help mitigate declines in your contract value due to declining equity markets, the funds’ investment strategies may also curb your contract value gains during periods of positive performance by the equity markets. Additionally, investment in the funds may decrease the number and amount of any benefit base increase opportunities. We reserve the right to add, remove or substitute approved investment options at any time and in our sole discretion in the future. This requirement limits your choice of investment options. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the regular fixed account that are available under the contract to contract owners who do not elect the rider. (See “Making the Most of Your Contract – Portfolio Navigator Program and Portfolio Stabilizer Funds.”) You may allocate purchase payments to the Special DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen. You may make two elective investment option changes per contract year; we reserve the right to limit elective investment option changes if required to comply with the written instructions of a fund (see “Making the Most of Your Contract – Market Timing”).
The following provisions apply to contracts invested in a Portfolio Navigator fund:
•
You can allocate your contract value to any available Portfolio Navigator fund during the following times: (1) prior to your first withdrawal and (2) following a benefit reset due to an investment option change as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your investment option to any available investment option.
•
Immediately following a withdrawal your contract value will be reallocated to the target investment option classification as shown in your contract if your current investment option is more aggressive than the target investment option classification. This automatic reallocation is not included in the total number of allowed investment option changes per contract year. The target investment option is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option classification that is more aggressive than the Moderate investment option after 30 days written notice.
•
After you have taken a withdrawal and prior to any benefit reset, you are in a withdrawal phase. During withdrawal phases you may request to change your investment option to the target investment option or any investment option that is more conservative than the target investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target investment option, you will be in the accumulation phase again and your rider benefit will be reset as follows:
1.
the BB, PBG and WAB will be reset to the contract value, if less than their current amount; and
2.
the ALP and RALP, if available, will be recalculated.
You may request to change your investment option by written request on an authorized form or by another method agreed to by us.
•
Non-Cancelable: Once elected, the SecureSource Stages 2 rider may not be cancelled (except as provided under “Rider Termination” heading below) and the charge will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below).
Dissolution of marriage does not terminate the SecureSource Stages 2 – Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource Stages 2 – Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural or revocable trust ownership). The rider will terminate at the death of the contract owner because the original covered spouse will be unable to elect the spousal continuation provision of the contract (see ”Joint Life only: Covered Spouses” below).
•
Joint Life: Limitations on Contract Owners, Annuitants and Beneficiaries: Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal option to continue the contract upon the owner’s death provision, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary.
You are responsible for establishing ownership arrangements that will allow for spousal continuation.
If you select the SecureSource Stages 2 – Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse cannot utilize the spousal continuation provision of the contract when the death benefit is payable.

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•
Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments (subject to state restrictions), which may limit your ability to make additional purchase payments to increase your contract value as you may have originally intended. For current purchase payment restrictions, please see “Buying Your Contract – Purchase Payments”.
•
Interaction with Total Free Amount (FA) contract provision: The FA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see “Charges and Adjustments – Transaction Expenses – Surrender Charge”). The FA may be greater than the remaining annual lifetime payment under this rider. Any amount you withdraw under the contract’s FA provision that exceeds the remaining annual lifetime payment is subject to the excess withdrawal processing described below.
You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:
•
Tax Considerations for Nonqualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see “Taxes – Nonqualified Annuities”). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59½ may also incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.
•
Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD during the waiting period the lifetime benefit amount will be determined using percentage B for as long as rider benefits are payable. While the rider permits certain excess withdrawals to be taken for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix E for additional information.
•
Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships generally are not recognized as marriages for federal tax purposes. For additional information see “Taxes – Other – Spousal status” section of this prospectus.
Lifetime Benefit Description
Single Life only: Covered Person: the person whose life is used to determine when the annual lifetime payment is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered person is the oldest contract owner. If any owner is a nonnatural person (e.g., an irrevocable trust or corporation) or a revocable trust, the covered person is the oldest annuitant.
Joint Life only: Covered Spouses: the contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If any contract owner is a nonnatural person or a revocable trust, the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the annual lifetime payment is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered spouses are established on the rider effective date and cannot be changed.
Annual Lifetime Payment (ALP): the lifetime benefit amount available each contract year after the covered person (Joint Life: younger covered spouses) has reached age 50. When the ALP is established and at all times thereafter, the ALP is equal to the BB multiplied by the lifetime payment percentage. Anytime the lifetime payment percentage or BB changes as described below, the ALP will be recalculated. After the waiting period and when the ALP is established, the first withdrawal taken in each contract year will set and fix the lifetime payment percentage for the remainder of the contract year.
If you withdraw less than the ALP in a contract year, the unused portion does not carry over to future contract years.
Single Life: The ALP is established on the later of the rider effective date if the covered person has reached age 50, or the date the covered person’s attained age equals age 50.
Joint Life: The ALP is established on the earliest of the following dates:
•
The rider effective date if the younger covered spouse has already reached age 50.
•
The date the younger covered spouse’s attained age equals age 50.
•
Upon the first death of a covered spouse, then either: (a) the date we receive a written request when the death benefit is not payable and the surviving covered spouse has already reached age 50, (b) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 50, or (c) the date the surviving covered spouse reaches age 50.

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Following dissolution of marriage of the covered spouses, then either (a) the date we receive a written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) has already reached age 50, or (b) the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) reaches age 50.
Remaining Annual Lifetime Payment (RALP): the annual lifetime payment guaranteed for withdrawal for the remainder of the contract year. The RALP is established at the same time as the ALP. The RALP equals the ALP less all withdrawals in the current contract year, but it will not be less than zero.
Lifetime Payment Percentage: used to calculate the annual lifetime payment. Two percentages are used for a given age band, percentage A or percentage B, depending on the factors described below.
For ages:
•
50-58, percentage A is 4% and percentage B is 3%.
•
59-64, percentage A is 5% and percentage B is 4%.
•
65-79, percentage A is 6% and percentage B is 5%.
•
80 and older, percentage A is 7% and percentage B is 6%.
The age band for the lifetime payment percentage is determined at the following times:
•
When the ALP is established: The age band used to calculate the initial ALP is the percentage for the covered person’s attained age (Joint Life: younger covered spouse’s attained age).
•
On the covered person’s subsequent birthdays (Joint Life: younger covered spouse’s subsequent birthdays): Except as noted below, if the covered person’s new attained age (Joint Life: younger covered spouse’s attained age) is in a higher age band, then the higher age band will be used to determine the appropriate lifetime payment percentage. (However, if you decline any rider fee increase or if a withdrawal has been taken since the ALP was established, then the lifetime payment percentage will not change on subsequent birthdays.)
•
Upon annual step ups (see “Annual step ups” below).
•
For the Joint life rider, upon death or change in marital status: In the event of death or dissolution of marriage: (A) If no withdrawal has been taken since the ALP was established and no rider fee increase has been declined, the lifetime payment percentage will be reset based on the Age Band for the remaining covered spouse’s attained age. (B) If the ALP is not established but the remaining covered spouse has reached the youngest age in the first Age Band, the remaining covered spouse’s attained age will be used to determine the age band for the lifetime payment percentage. In the event of remarriage of the covered spouses to each other, the lifetime payment percentage used is the percentage for the younger covered spouse’s attained age.
The following determines whether percentage A or percentage B is used for each applicable age band:
During the waiting period, percentage B will be used. If you take a withdrawal in the waiting period, percentage B will be used and the income bonus will not be available for as long as rider benefits are payable.
If no withdrawal is taken during the waiting period, after the waiting period a comparison of your contract value and the withdrawal adjustment base (WAB) determines whether percentage A or percentage B is used to calculate the ALP unless the percentage is fixed as described below. Market volatility, a prolonged flat, low or down market, rider credits, and the deduction of charges all impact whether you are eligible for percentage A or percentage B. On each valuation date, if the benefit determining percentage is less than the 20% adjustment threshold, then percentage A is used in calculating your ALP, otherwise percentage B is used. The benefit determining percentage is calculated as follows, but it will not be less than zero:
1 – (a/b)	where:

a	=	Contract value at the end of the prior valuation period
b	=	WAB at the end of the prior valuation period
After the ALP is established and after the waiting period, the first withdrawal taken in each contract year will set and fix the lifetime payment percentage for the remainder of the contract year. Beginning on the next rider anniversary, the lifetime payment percentage can change on each valuation day as described above until a withdrawal is taken in that contract year.
However, at the earliest of (1), (2) or (3) below Percentage A and Percentage B will be set and remain fixed as long as the benefit is payable:
•
if the ALP is established, when your contract value on a rider anniversary is less than two times the benefit base (BB) multiplied by percentage B for your current age band, or
•
when the contract value reduces to zero, or
•
on the date of death (Joint Life: remaining covered spouse’s date of death) when a death benefit is payable.

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For certain periods of time at our discretion and on a non-discriminatory basis, your lifetime payment percentage may be set by us to percentage A if more favorable to you.
Determination of Adjustments of Benefit Values: Your lifetime benefit values (benefit base (BB), credit base (CB) and withdrawal adjustment base (WAB)) and principal back guarantee (PBG) are determined at the following times and are subject to a maximum amount of $10 million each:
•
On the contract date: The WAB, CB, BB and PBG are set equal to the initial purchase payment.
•
When an additional purchase payment is made: If the WAB and CB are greater than zero, the WAB and CB will be increased by the amount of each additional purchase payment. The BB and PBG will be increased by the amount of each additional purchase payment.
•
When a withdrawal is taken: If the CB is greater than zero, the CB will be permanently reset to zero when the first withdrawal is taken, and there will be no additional rider credits.
When a withdrawal is taken:
(a)
If the first withdrawal is taken during the waiting period, the WAB will be permanently reset to zero. If the first withdrawal is taken after the waiting period, the WAB will be reduced by the “adjustment for withdrawal,” as defined below.
(b)
If the ALP is established and the withdrawal is less than or equal to the RALP, the BB does not change and the PBG is reduced by the amount of the withdrawal, but it will not be less than zero.
(c)
If the ALP is not established, excess withdrawal processing will occur as follows. The BB will be reduced by the “adjustment for withdrawal,” and the PBG will be reduced by the greater of the amount of the withdrawal or the “adjustment for withdrawal,” but it will not be less than zero.
(d)
If the ALP is established and the withdrawal is greater than the RALP, excess withdrawal processing will occur as follows:
The PBG will be reset to the lesser of:
(i)
the PBG reduced by the amount of the withdrawal, but it will not be less than zero; or
(ii)
the PBG minus the RALP on the date of (but prior to) the withdrawal and further reduced by an amount calculated as follows, but it will not be less than zero:

a × b	where:
c

a	=	the amount of the withdrawal minus the RALP
b	=	the PBG minus the RALP on the date of (but prior to) the withdrawal
c	=	the contract value on the date of (but prior to) the withdrawal minus the RALP
The BB will be reduced by an amount as calculated below:
d × e	where:
f

d	=	the amount of the withdrawal minus the RALP
e	=	the BB on the date of (but prior to) the withdrawal
f	=	the contract value on the date of (but prior to) the withdrawal minus the RALP.
Adjustment for Withdrawal Definition: When the WAB, PBG or BB is reduced by a withdrawal in the same proportion as the contract value is reduced, the proportional amount deducted is the “adjustment for withdrawal.” The “adjustment for withdrawal” is calculated as follows:
g × h	where:
i

g	=	the amount the contract value is reduced by the withdrawal
h	=	the WAB, BB or PBG (as applicable) on the date of (but prior to) the withdrawal
I	=	the contract value on the date of (but prior to) the withdrawal.
Rider Anniversary Processing: The following describes how the WAB, BB and PBG are calculated on rider anniversaries, subject to the maximum amount of $10 million for each, and how the lifetime payment percentage can change on rider anniversaries.
•
The WAB on rider anniversaries: Unless the WAB is permanently reset to zero or you decline any rider fee increase, the WAB (after any rider credit is added) will be increased to the contract value, if the contract value is greater.

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•
Rider Credits: If you did not take any withdrawals and you did not decline any rider fee increase, rider credits are available for the first ten contract anniversaries. On the first anniversary, the rider credit equals the credit base (CB) 180 days following the rider effective date multiplied by 8%. On any subsequent anniversaries, the rider credit equals the CB as of the prior rider anniversary multiplied by 6%. On the first anniversary the BB and WAB will be set to the greater of the current BB, or the BB 180 days following the contract date increased by the rider credit and any additional purchase payments since 180 days following the rider effective date. On any subsequent rider credit dates the BB and WAB will be set to the greater of the current BB, or the BB on the prior anniversary increased by the rider credit and any additional purchase payments since the prior anniversary. If the CB is greater than zero, the CB will be permanently reset to zero on the 10th rider anniversary after any adjustment to the WAB and BB, and there will be no additional rider credits.
•
Annual step ups: Beginning with the first rider anniversary, an annual step-up may be available. If you decline any rider fee increase, future annual step-ups will no longer be available.
The annual step-up will be executed on any rider anniversary where the contract value (after charges are deducted) is greater than the PBG or the BB after any rider credit is added. If an annual step-up is executed, the PBG, BB and lifetime payment percentage will be adjusted as follows: The PBG will be increased to the contract value, if the contract value is greater. The BB (after any rider credit is added) will be increased to the contract value, if the contract value is greater. If the covered person’s attained age (Joint Life: younger covered spouses attained age) on the rider anniversary is in a higher age band and (1) there is an increase to BB due to a step-up or (2) the BB is at the maximum of $10,000,000 so there was no step-up of the BB, then the higher age band will be used to determine the appropriate lifetime payment percentage, regardless of any prior withdrawals.
Other Provisions
Required Minimum Distributions (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the remaining annual lifetime payment on the most recent contract anniversary, the portion of your RMD that exceeds the benefit amount will not be subject to excess withdrawal processing provided that the following conditions are met:
•
The annual lifetime payment is established;
•
The RMD is for your contract alone;
•
The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and
•
The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the contract date.
RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. If any withdrawal is taken in the waiting period, including RMDs, Percentage B for the applicable age band will be used as long as rider benefits are payable. Any withdrawals taken before the annual lifetime payment is established or withdrawing amounts greater than the remaining annual lifetime payment that do not meet these conditions will result in excess withdrawal processing. The amount in excess of the RALP that is not subject to excess withdrawal processing will be recalculated if the ALP changes due to lifetime payment percentage changes. See Appendix E for additional information.
Spousal Option to Continue the Contract upon Owner’s Death (Spousal Continuation):
Single Life: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource Stages 2 – Single Life rider terminates.
Joint Life: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource Stages 2 – Joint Life rider also continues. However, if the covered spouse continues the contract as an inherited qualified annuity or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate. The surviving covered spouse can name a new beneficiary; however, a new covered spouse cannot be added to the rider.
Unless you decline a rider fee increase, at the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Rider Anniversary Processing – Annual Step-Up” heading above) also apply to the spousal continuation step-up except that the RALP will be reduced for any prior withdrawals in that contract year. The WAB, if greater than zero, will be increased to the contract value if the contract value is greater. The spousal continuation step-up is processed on the valuation date spousal continuation is effective.
Rules for Surrender: Minimum contract values following surrender no longer apply to your contract. For withdrawals, the withdrawal will be taken from all accounts and the variable subaccounts in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be taken.

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If your contract value is reduced to zero, the CB, if greater than zero, will be permanently reset to zero, and there will be no additional rider credits. Also, the following will occur:
•
If the ALP is not established and if the contract value is reduced to zero as a result of market performance, fees or charges, then the owner must wait until the ALP would be established, and the ALP will be paid annually until the death of the covered person (Joint Life: both covered spouses).
•
If the ALP is established and if the contract value is reduced to zero as a result of market performance, fees or charges, or as a result of a withdrawal that is less than or equal to the RALP, then the owner will receive the ALP paid annually until the death of the covered person (Joint Life: both covered spouses).
In either case above:
•
These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, We have the right to change the frequency, but no less frequently than annually.
•
We will no longer accept additional purchase payments.
•
No more charges will be collected for the rider.
•
The current ALP is fixed for as long as payments are made.
•
The death benefit becomes the remaining schedule of annual lifetime payments, if any, until total payments to the owner and the beneficiary are equal to the PBG at the time the contract value falls to zero.
•
The amount paid in the current contract year will be reduced for any prior withdrawals in that contract year.
•
If the ALP is not established and if the contract value is reduced to zero as a result of a withdrawal taken before the ALP is established, this rider and the contract will terminate.
•
If the ALP is established and if the contract value is reduced to zero as a result of a withdrawal that is greater than the RALP, this rider and the contract will terminate.
At Death:
Single Life: If the contract is jointly owned and an owner dies when the contract value is greater than zero, the lifetime benefit for the covered person will cease even if the covered person is still living or if the contract is continued under the spousal continuation option.
Joint Life: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation option to continue the lifetime benefit. If spousal continuation is not available, the rider terminates. The lifetime benefit ends at the death of the surviving covered spouse.
If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may:
•
elect to take the death benefit under the terms of the contract, or
•
elect to take the principal back guarantee available under this rider, or
•
continue the contract and the SecureSource Stages 2 – Joint Life rider under the spousal continuation option.
For single and joint life, the beneficiary may elect the principal back guarantee under this rider if payments begin no later than one year after your death and the payout period does not extend beyond the beneficiary’s life or life expectancy. If elected, the following will occur:
1.
If the PBG is greater than zero and the ALP is established, the ALP on the date of death will be paid until total payments to the beneficiary are equal to the PBG on the date of death.
2.
If the PBG is greater than zero and the ALP is not established, the BB on the date of death multiplied by the lifetime payment percentage used for the youngest age of the covered spouses in the first age band will be paid annually until total payments to the beneficiary are equal to the PBG on the date of death.
In either of the above cases:
•
After the date of death, there will be no additional rider credits or annual step-ups.
•
The lifetime payment percentage used will be set as of the date of death.
•
The amount paid in the current contract year will be reduced for any prior withdrawals in that year.
3.
On the date of death (Joint Life: remaining covered spouse’s date of death), if the CB is greater than zero, the CB will be permanently reset to zero, and there will be no additional rider credits.
4.
If the PBG equals zero, the benefit terminates. No further payments are made.
Contract Ownership Change:
Single Life: If allowed by state law, change of ownership is subject to our approval. If there is a change of ownership and the covered person remains the same, the rider continues with no change to any of the rider benefits. Effective May 1, 2016, joint ownership and joint annuitants are not allowed except for contracts issued in California. If there is a change of ownership and the covered person would be different, the rider terminates.

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Joint Life: Ownership changes are only allowed between the covered spouses or their revocable trust(s) and are subject to our approval, if allowed by state law. No other ownership changes are allowed as long as the rider is in force.
Assignment: If allowed by state law, an assignment is subject to our approval.
Annuity Provisions: If your annuitization start date is the maximum annuitization start date, you can choose one of the payout options available under the contract or an alternative fixed annuity payout option available under the SecureSource Stages 2 rider. Under the rider’s payout option, the minimum amount payable shown in Table B, will not apply and you will receive the annual lifetime payment provided by this rider until the later of the death of the covered person (Joint Life: both covered spouses) or depletion of the principal back guarantee. If you choose to receive the ALP, the amount payable each year will be equal to the annual lifetime payment on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. For more information about annuity payout plans, please see “The Annuity Payout Period – Annuity Payout Plans.”
If you choose to receive the ALP rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date except for the PBG.
Rider Termination
The SecureSource Stages 2 rider cannot be terminated either by you or us except as follows:
•
Single Life: a change of ownership that would result in a different covered person will terminate the rider.
•
Single Life: after the death benefit is payable, the rider will terminate.
•
Single Life: spousal continuation will terminate the rider.
•
Joint Life: after the death benefit is payable the rider will terminate if anyone other than a covered spouse continues the contract. However, if the covered spouse continues the contract as an inherited qualified annuity or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate.
•
On the annuitization start date, the rider will terminate.
•
You may terminate the rider if your annual rider fee after any increase is more than 0.25 percentage points higher than your fee before the increase. (see “Charges and Adjustments – Optional Benefit Charges – Optional Living Benefit Charges – SecureSource Stages 2 Rider Charge”).
•
When the contract value is zero and either the annual lifetime payment is not established or a withdrawal in excess of the remaining annual lifetime payment is taken, the rider will terminate.
•
Termination of the contract for any reason will terminate the rider.
For an example, see Appendix D.
Accumulation Protector Benefit Rider
The Accumulation Protector Benefit rider is an optional benefit, available for contract applications signed on or after May 3, 2010, that you may select for an additional charge. We have offered a different version of the Accumulation Protector Benefit rider for the Original Contract with applications signed prior to June 1, 2009. The description of the Accumulation Protector Benefit rider in this section applies to both Original and Current contracts unless noted otherwise. The Accumulation Protector Benefit rider specifies a waiting period that ends on the benefit date. The Accumulation Protector Benefit rider provides a one-time adjustment to your contract value on the benefit date if your contract value is less than the Minimum Contract Accumulation Value (defined below) on that benefit date. On the benefit date, if the contract value is equal to or greater than the Minimum Contract Accumulation Value, as determined under the Accumulation Protector Benefit rider, the Accumulation Protector Benefit rider ends without value and no benefit is payable.
If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit rider will terminate without value and no benefits will be paid. Exception: if you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the valuation date your contract value reached zero.
For the Current Contract, if you are (or if the owner is a non-natural person, then the annuitant is) age 80 or younger at contract issue and this rider is available in your state, you may elect the Accumulation Protector Benefit rider at the time you purchase your contract and the rider effective date will be the contract issue date. For the Original Contract, you may have elected the Accumulation Protector Benefit rider at the time you purchased your contract and the rider effective date was the contract issue date. The Accumulation Protector Benefit rider may not be terminated once you have elected it except as described in the “Terminating the Rider” section below. An additional charge for the

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Accumulation Protector Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further charges for the rider will be deducted. After the waiting period, you have the following options:
•
Continue your contract;
•
Take partial surrenders or make a full surrender; or
•
Annuitize your contract.
The Accumulation Protector Benefit rider may not be purchased with the optional SecureSource Stages 2 rider.
You should consider whether an Accumulation Protector Benefit rider is appropriate for you because:
•
you must be invested in one of the approved investment options. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the regular fixed account that are available under the contract to other contract owners who do not elect this rider. You may allocate qualifying purchase payments to the Special DCA fixed account, when available (see “The Special DCA Fixed Account”), and we will make monthly transfers into the investment option you have chosen. (See “Making the Most of Your Contract – Portfolio Navigator Program and Portfolio Stabilizer Funds”);
•
you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider. Some exceptions apply (see “Additional Purchase Payments with Elective Step up” below). In addition, we reserve the right to change these additional purchase payment limitations, including making further restrictions, upon written notice;
•
if you purchase this contract as a qualified annuity, for example, an IRA, you may need to take partial surrenders from your contract to satisfy the RMDs under the Code. Partial surrenders, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;
•
if you think you may surrender all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit rider, which is the length of the waiting period under the Accumulation Protector Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit rider may provide;
•
the 10 year waiting period under the Accumulation Protector Benefit rider will restart if you exercise the elective step up option (described below) or your surviving spouse exercises the spousal continuation elective step up (described below); and
•
the 10 year waiting period under the Accumulation Protector Benefit rider may be restarted if you elect to change your investment option to one that causes the Accumulation Protector Benefit rider charge to increase (see “Charges and Adjustments”).
Be sure to discuss with your investment professional whether an Accumulation Benefit rider is appropriate for your situation.
Here are some general terms that are used to describe the operation of the Accumulation Protector Benefit:
Benefit Date: This is the first valuation date immediately following the expiration of the waiting period.
Minimum Contract Accumulation Value (MCAV): An amount calculated under the Accumulation Protector Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.
Adjustments for Partial Surrenders: The adjustment made for each partial surrender from the contract is equal to the amount derived from multiplying (a) and (b) where:
(a)
is 1 minus the ratio of the contract value on the date of (but immediately after) the partial surrender to the contract value on the date of (but immediately prior to) the partial surrender; and
(b)
is the MCAV on the date of (but immediately prior to) the partial surrender.
Waiting Period: The waiting period for the rider is 10 years.
We reserve the right to restart the waiting period on the latest contract anniversary if you change your investment option after we have exercised our rights to increase the rider fee.
Your initial MCAV is equal to your initial purchase payment. It is increased by the amount of any subsequent purchase payments received within the first 180 days that the rider is effective. It is reduced by any adjustments for partial surrenders made during the waiting period.

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Automatic Step up
On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:
1. 80% of the contract value (after charges are deducted) on the contract anniversary; or
2. the MCAV immediately prior to the automatic step up.
The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be surrendered or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.
The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).
Elective Step up Option
Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value (after charges are deducted) on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.
We may increase the fee for your rider (see “Optional Benefit Charges – Optional Living Benefit Charges – Accumulation Protector Benefit Rider Charge”). The revised fee would apply to your rider if you exercise the annual elective step up, your MCAV is increased as a result, and the revised fee is higher than your annual rider fee before the elective step up. Elective step ups will also result in a restart of the waiting period as of the most recent contract anniversary.
The elective step up does not create contract value, guarantee the performance of any investment option or provide any benefit that can be surrendered or paid upon death. Rather the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.
For Original Contracts:
We have the right to restrict the elective step up option on inherited qualified annuities, but we currently allow them. Please consider carefully if an elective step up is appropriate if you own an inherited qualified annuity because the elective step up will restart the waiting period and the required minimum distributions for an inherited qualified annuity may significantly decrease the future benefit payable under this rider. We reserve the right to restrict the elective step up option on inherited qualified annuities in the future.
The elective step up option is not available if the benefit date would be after the annuitization start date. See “The Annuitization Start Date” section for options available to you.
For Current Contracts:
The elective step up option is not available for inherited qualified annuities or if the benefit date would be after the annuitization start date (see “The Annuitization Start Date” section for annuitization start date options).
Additional Purchase Payments with Annual Elective Step ups – Current Contract Only
If your MCAV is increased as a result of elective step up, you have 180 days from the latest contract anniversary to make additional purchase payments, if allowed under the base contract. The MCAV will include the amount of any additional purchase payments received during this period. We reserve the right to change these additional purchase payment limitations.
Spousal Continuation
If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up for the entire contract year. In addition, the waiting period will restart as of the most recent contract anniversary.
Change of Ownership or Assignment
Subject to state limitations, a change of ownership or assignment is subject to our approval.

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Terminating the Rider
The rider will terminate under the following conditions:
The rider will terminate before the benefit date without paying a benefit on the date:
•
you take a full surrender;
•
annuitization begins;
•
the contract terminates as a result of the death benefit being paid; or
•
when a beneficiary elects an alternative payment plan which is an inherited qualified annuity.
The rider will terminate on the benefit date.
For an example, see Appendix L.
Optional Living Benefits
(For contracts with application signed before July 19, 2010)
If you bought a contract before July 19, 2010 with an optional living benefit, please use the following table to review the disclosure that applies to the optional living benefit rider you purchased. If you are uncertain as to which optional living benefit rider you purchased, ask your investment professional, or contact us at the telephone number or address shown on the first page of this prospectus.
If you purchased a contract(1)...	and you selected one of the following optional living benefits...	Disclosure for this benefit may be found in the following Appendix:
Before April 29, 2005	Guarantor Withdrawal Benefit (“Rider B”)	Appendix J
April 29, 2005 – April 30, 2006	Guarantor Withdrawal Benefit (“Rider A”)	Appendix J
May 1, 2006 – April 30, 2007	Guarantor Withdrawal Benefit for Life	Appendix I
Before May 1, 2007	Income Assurer Benefit	Appendix K
Before Aug. 10, 2009	SecureSource Rider	Appendix M
Before Nov. 30, 2009	SecureSource 20 Rider	Appendix N
Before July 19, 2010	SecureSource Stages Rider	Appendix O
(1)
These dates are approximate and will vary by state; your actual contract and any riders are the controlling documents.
Optional Additional Death Benefits
Benefit Protector Death Benefit Rider (Benefit Protector)
The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges and Adjustments”). The Benefit Protector provides reduced benefits if you (Current Contract) or you or the annuitant (Original Contract) are 70 or older at the rider effective date, The Benefit Protector does not provide any additional benefit before the first rider anniversary.
If this rider is available in your state and you (Current Contract) or both you and the annuitant (Original Contract) are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus, the 5% Accumulation Death Benefit or Enhanced Death Benefit.
Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any surrenders including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.
The Benefit Protector provides that if you (Current Contract) or you or the annuitant (Original Contract) die after the first rider anniversary, but before the annuitization start date, and while this contract is in force, we will pay the beneficiary:
•
the applicable death benefit, plus:
•
40% of your earnings at death if you (Current Contract) or you and the annuitant (Original Contract) were under age 70 on the rider effective date; or
•
15% of your earnings at death if you (Current Contract) or you or the annuitant (Original Contract) were 70 or older on the rider effective date.

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For the Current Contract, if this rider is effective after the contract date or if there has been a covered life change, remaining purchase payment is established or set as the contract value on the rider effective date or, if later, the date of the most recent covered life change. Thereafter, remaining purchase payments is increased by the amount of each additional purchase payment and adjusted for each partial surrender.
Earnings at death: For purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus remaining purchase payments (also referred to as purchase payments not previously surrendered under the Original Contract). Partial surrenders will come from any earnings before reducing purchase payments in the contract. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously surrendered that are one or more years old.
Note: Purchase payments not previously surrendered is calculated differently and is not the same value as purchase payments not previously surrendered used in the surrender charge calculation.
Terminating the Benefit Protector
Current Contract:
•
You may terminate the rider within 30 days after the first rider anniversary.
•
You may terminate the rider within 30 days after any rider anniversary beginning with the seventh rider anniversary.
•
The rider will terminate when you make a full surrender from the contract or on the annuitization start date.
•
Your spouse may terminate the rider within 30 days following the effective date of the spousal continuation if your spouse is age 75 or younger.
•
A new owner may terminate the rider within 30 days following the effective date of an ownership change if the new owner is age 75 or younger.
•
The rider will terminate for a spousal continuation or ownership change if the spouse or new owner is age 76 or older at the time of the change.
•
The rider will terminate after the death benefit is payable, unless the spouse continues the contract under spousal continuation provision.
•
The rider will terminate when a beneficiary elects an alternative payment plan which is an inherited qualified annuity.
Original Contract:
•
You may terminate the rider within 30 days of the first rider anniversary.
•
You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.
•
Our current administrative practice allows a new owner or your spouse to terminate the rider within 30 days following the effective date of the ownership change or spousal continuation.
•
The rider will terminate when you make a full surrender from the contract or on the annuitization start date.
•
The rider will terminate when a beneficiary elects an alternative payment plan which is an inherited qualified annuity.
If your spouse is the sole beneficiary and you die before the annuitization start date, your spouse may keep the contract as owner. For Current Contract, your spouse will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract and the age of the new spouse at the time of the change will be used to determine the earnings at death percentage going forward. If your spouse does not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value) and we will substitute this new contract value on the date of death for “remaining purchase payments” used in calculating earnings at death.
For Current Contract, after a covered life change other than a spouse that continues the contract, the new owner will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract and the age of the new owner at the time of the change will be used to determine the earnings at death percentage going forward. If the new owner does not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will substitute the contract value on the date of the ownership changes for remaining purchase payments used in calculating earnings at death.
For an example, see Appendix F.
Benefit Protector Plus Death Benefit Rider (Benefit Protector Plus)
The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges and Adjustments”). The Benefit Protector Plus provides reduced benefits if you (Current Contract), or you or the annuitant (Original Contract) are 70 or older at the rider effective date. It does not

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provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Be sure to discuss with your investment professional whether or not the Benefit Protector Plus is appropriate for your situation.
If this rider is available in your state and you (Current Contract) or both you and the annuitant (Original Contract) are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for transfers, exchanges or rollovers. If this is a non-qualified annuity, transfers, exchanges or rollovers must be from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.
Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any surrenders including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.
The Benefit Protector Plus provides that if you (Current Contract), or you or the annuitant (Original Contract) die after the first rider anniversary, but before the annuitization start date, and while this contract is in force, we will pay the beneficiary:
•
the benefits payable under the Benefit Protector described above, plus:
•
a percentage of purchase payments made within 60 days of contract issue not previously surrendered as follows:
Rider year when death occurs;	Percentage if you (Current Contract) or you and the annuitant (Original Contract) are under age 70 on the rider effective date	Percentage if you (Current Contract) or you or the annuitant (Original Contract) are 70 or older on the rider effective date
One and Two	0%	0%
Three and Four	10%	3.75%
Five or more	20%	7.5%
Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:
•
the applicable death benefit plus:

Rider year when death occurs;	If you (Current Contact) or you and the annuitant (Original Contract) are under age 70 on the rider effective date, add…	If you (Current Contract) or you or the annuitant (Original Contract) are age 70 or older on the rider effective date, add…
One	Zero	Zero
Two	40% x earnings at death (see above)	15% x earnings at death
Three and Four	40% x (earnings at death + 25% of initial purchase payment*)	15% x (earnings at death + 25% of initial purchase payment*)
Five or more	40% x (earnings at death + 50% of initial purchase payment*)	15% x (earnings at death + 50% of initial purchase payment*)
*
Initial purchase payments are payments made within 60 days of rider issue not previously surrendered.
Terminating the Benefit Protector Plus
•
You may terminate the rider within 30 days of the first rider anniversary.
•
You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.
•
The rider will terminate when you make a full surrender from the contract, on the annuitization start date, or when the death benefit is payable.
•
The rider will terminate if there is an ownership change.
•
The rider will terminate when a beneficiary elects an alternative payment plan which is an inherited qualified annuity.
•
If your spouse is sole beneficiary and you die before the annuitization start date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value for the Current Contract). We will then terminate the Benefit Protector Plus (see “Benefits in Case of Death”).
For an example, see Appendix G.
The Annuity Payout Period
As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting on the annuitization start date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. Currently, we make annuity payments on a monthly, quarterly, semi-annually and annual

94 RiverSource Signature Select Variable Annuity — Prospectus

basis. Assuming the initial payment is on the same date, more frequent payments will generally result in higher total payments over the year.  As discussed below, certain annuity payout options have a “guaranteed period,” during which payments are guaranteed to continue.  Longer guaranteed periods will result in lower monthly annuity payment amounts. We do not deduct surrender charges upon annuitization but surrender charges may be applied when electing to exercise liquidity features we may make available under certain fixed annuity payout options.
You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your annuitization start date after any rider charges have been deducted, plus any positive or negative MVA (less any applicable premium tax). Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. Special rules apply for partial annuitization of your annuity contract, see “Taxes – Nonqualified Annuities – Annuity payouts” and “Taxes – Qualified Annuities – Annuity payouts.” If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs and the Special DCA fixed account (Current Contract) and the DCA fixed account (Original Contract) are not available during this payout period. Additionally, Portfolio Stabilizer funds are not available during this payout period.
Amounts of fixed and variable payouts depend on:
•
the annuity payout plan you select;
•
the annuitant’s age and, in most cases, sex;
•
the annuity table in the contract; and
•
the amounts you allocated to the accounts at the annuitization start date.
In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts generally remain the same from month to month unless you have elected an option providing for increasing payments or are exercising any available liquidity features we may offer and you have elected.
For information with respect to transfers between accounts after annuity payouts begin, (see “Making the Most of Your Contract – Transfer Policies”).
Annuity Tables
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant’s sex. (Where required by law, we will use a unisex table of settlement rates.)
Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the annuitization start date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.
Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.
Annuity Payout Plans
We make available variable annuity payouts where payout amounts will vary based on the performance of the variable account. We may also make fixed annuity payouts available where payments of a fixed amount are made for the period specified in the plan, subject to any surrender we may permit. You may choose an annuity payout plan by giving us written instructions at least 30 days before the annuitization start date. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit rider.
•
Plan A – Life annuity – no refund: We make monthly payouts until the annuitant’s death. Payouts end with the last payout before the annuitant’s death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.
•
Plan B – Life annuity with five, ten, 15 or 20 years certain: (under the Income Assurer Benefit rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period in the event if the annuitant dies

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before the elected period expires. We calculate the guaranteed payout period from the annuitization start date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant’s death.
•
Plan C – Life annuity – installment refund: (not available under the Income Assurer Benefit rider): We make monthly payouts until the annuitant’s death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.
•
Plan D
–
Joint and last survivor life annuity – no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.
–
Joint and last survivor life annuity with 20 years certain: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts for the remainder of the 20-year period which begins when the first annuity payout is made.
•
Plan E – Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value.
•
Guaranteed Withdrawal Benefit Annuity Payout Option (available only under contracts with the SecureSource, Guarantor Withdrawal Benefit for Life or Guarantor Withdrawal Benefit riders): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid will not exceed the total RBA at the time you begin this fixed payout option (see “Optional Benefits – SecureSource Riders”, “Appendix I: Guarantor Withdrawal Benefit for Life Rider” or “Appendix J: Guarantor Withdrawal Benefit Rider”). The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.
•
Remaining Benefit Annuity Payout Option (available only under contracts with the SecureSource 20 rider): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid will not exceed the total RBA at the time you begin this fixed payout option (see “Optional Benefits – SecureSource 20 Riders”). The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.
For Plan A, if the annuitant dies before the initial payment, no payments will be made. For Plan B, if the annuitant dies before the initial payment, the payments will continue for the guaranteed payout period. For Plan C, if the annuitant dies before the initial payment, the payments will continue for the installment refund period. For Plan D, if both annuitants die before the initial payment, no payments will be made; however, if one annuitant dies before the initial payment, the payments will continue until the death of the surviving annuitant.
In addition to the annuity payout plans described above, we may offer additional payout plans. Terms and conditions of annuity payout plans will be disclosed at the time of election, including any associated fees or charges. It is important to remember that the election and use of liquidity features will result in payouts ceasing.

96 RiverSource Signature Select Variable Annuity — Prospectus

The annuitant's age at the time annuity payments commence will affect the amount of each payment for annuity payment plans involving lifetime income.  The amount of each annuity payment to older annuitants will be greater than for younger annuitants because payments to older annuitants are expected to be fewer in number.  For annuity payment plans that do not involve lifetime income, the length of the guaranteed period will affect the amount of each payment.  With a shorter guaranteed period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.
Utilizing a liquidity feature to surrender the underlying value of remaining payouts may result in the assessment of a surrender charge (See “Charges and Adjustments – Transaction Expenses – Surrender Charge”) or a 10% IRS penalty tax. (See “Taxes.”)
The annuitant's age at the time annuity payments commence will affect the amount of each payment for annuity payment plans involving lifetime income.  The amount of each annuity payment to older annuitants will be greater than for younger annuitants because payments to older annuitants are expected to be fewer in number.
Annuity payout plan requirements for qualified annuities: If your contract is a qualified annuity, you have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:
•
in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or
•
over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.
For qualified and nonqualified contracts with the SecureSource Stages rider, on the annuitization start date you can choose one of the payout options available under the contract or an alternative fixed annuity payout option available under the rider. Under the rider’s payout option, the minimum amount payable shown in Table B will not apply, and you will receive the ALP provided by this rider until the later of the death of covered person (Joint Life: both covered spouses) or depletion of the PBG. If you choose to receive the ALP, the amount payable each year will be equal to the ALP on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. If you choose to receive the ALP rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date except for the principal back guarantee. You must select a payout plan as of the annuitization start date set forth in your contract.
If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitization start date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.
If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time amounts are applied to an annuity payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the amount that would otherwise have been applied to a plan to the owner in a lump sum or to change the frequency of the payouts.
Death after annuity payouts begin: If you (Current Contract), or you or the annuitant (Original Contract) dies after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect. Payments to beneficiaries are subject to adjustment to comply with the IRS rules and regulations.
Taxes
Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.
Nonqualified Annuities
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.
Annuity payouts: Generally, unlike surrenders described below, the income taxation of annuity payouts is subject to exclusion ratios (for fixed annuity payouts) or annual excludable amounts (for variable annuity payouts). In other words, in most cases, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity – no refund,

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where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See “The Annuity Payout Period – Annuity Payout Plans.”)
Federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.
Surrenders: Generally, if you surrender all or part of your nonqualified annuity the annuitization start date, including surrenders under any optional withdrawal benefit rider, your surrender will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.
You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59½ unless certain exceptions apply.
Withholding: If you receive taxable income as a result of an annuity payout or surrender, including surrenders under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your income tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you have a valid U.S. address and payments are delivered inside the United States, you may be able to elect not to have federal income tax withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may complete our Form W-4P to use in calculating the withholding if you want withholding other than the default (single filing status with no adjustments). If the distribution is any other type of payment (such as partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion unless you elect a different percentage via our Form W-4R or another acceptable method.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above or may allow you to elect withholding. If this should be the case, we may deduct state income tax withholding from the payment.
Federal and state tax withholding rules are subject to change. Annuity payouts and surrenders are subject to the tax withholding rules in effect at the time that they are made, which may differ from the rules described above.
Death benefits to beneficiaries: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the remaining investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also “Benefits in Case of Death – If You Die Before the Annuitization Date”).
Net Investment Income Tax: Certain investment income of high-income individuals (as well as estates and trusts) is subject to a 3.8% net investment income tax (as an addition to income taxes). For individuals, the 3.8% tax applies to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer’s “net investment income.” Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.
Annuities owned by corporations, partnerships or irrevocable trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities (non-natural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income may remain tax-deferred until surrendered or paid out.
Penalties: If you receive amounts from your nonqualified annuity before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:
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because of your death or in the event of non-natural ownership, the death of annuitant;
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because you become disabled (as defined in the Code);

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if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
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if it is allocable to an investment before Aug. 14, 1982; or
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if annuity payouts are made under immediate annuities as defined by the Code.
Transfer of ownership: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be taxed as a surrender for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner’s investment in the contract will be equal to the investment in the contract at the time of the transfer plus any earnings included in the original owner’s taxable income as a result of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for full consideration. Please consult your tax advisor for further details.
1035 Exchanges: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following can qualify as nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules apply. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.
For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if surrenders are taken from either contract within the 180-day period following a partial 1035 exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent surrender. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any surrender from either contract during the 180-day period following a partial exchange.
Assignment: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and also may be subject to the 10% penalty as discussed above.
Qualified Annuities
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan’s Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.
When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.
Annuity payouts: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or 3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such payout to be directly rolled over to another eligible retirement plan such as an IRA. We may permit partial annuitizations of qualified annuity contracts. If we accept partial annuitizations, please remember that your contract will still need to comply with other requirements such as required minimum distributions and the payment of taxes. Prior to considering a partial annuitization on a qualified contract, you should discuss your decision and any implications with your tax adviser. Because we cannot accurately track certain after tax funding sources, we will generally report any payments on partial annuitizations as ordinary income except in the case of a qualified distribution from a Roth IRA.

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Annuity payouts from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period.
Surrenders: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire surrender will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such surrender to be directly rolled over to another eligible retirement plan such as an IRA.
Surrenders from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period or another qualifying event such as death or disability.
Required Minimum Distributions: Retirement plans (except for Roth IRAs) are subject to required surrenders called required minimum distributions (“RMDs”) beginning at age 73. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.
Withholding for IRAs, Roth IRAs, SEPs and SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a surrender, including surrenders under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may complete our Form W-4P to use in calculating the withholding if you want withholding other than the default (single filing status with no adjustments). If the distribution is any other type of payment (such as partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion unless you elect a different percentage via our Form W-4R or another acceptable method.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.
Withholding for all other qualified annuities: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.
In the below situations, the distribution is subject to optional withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.
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the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;
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the payout is a RMD as defined under the Code;
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the payout is made on account of an eligible hardship; or
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the payout is a corrective distribution.
State withholding also may be imposed on taxable distributions.
Penalties: If you receive amounts from your qualified contract before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:
•
because of your death;
•
because you become disabled (as defined in the Code);
•
if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

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•
if the distribution is made following severance from employment during or after the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);
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to pay certain medical or education expenses (IRAs only); or
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if the distribution is made from an inherited IRA or others as allowed by the IRS.
Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. Under current IRS requirements you are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also “Benefits in Case of Death – If you Die Before the Annuitization Date”).
Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, you may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract you have does not support an intra-contract rollover, you are able to request an IRS approved rollover to another annuity contract or other investment product that you choose. If you choose another annuity contract or investment product, you will be subject to new rules, including a new surrender charge schedule for an annuity contract, or other product rules as applicable.
Assignment: You may not assign or pledge your qualified contract as collateral for a loan.
Other
Special considerations if you select any optional rider: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% tax penalty for surrenders before the age of 59½, if applicable, on the taxable portion.
We reserve the right to report charges for these riders as partial surrenders if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on your death (Current Contract), or your or the annuitant's death (Original Contract) as an annuity death benefit distribution, not as proceeds from life insurance.
Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.
RiverSource Life’s tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.
The company includes in its taxable income the net investment income derived from the investment of assets held in its subaccounts because the company is considered the owner of these assets under federal income tax law.  The company may claim certain tax benefits associated with this investment income.  These benefits, which may include foreign tax credits and the corporate dividend received deduction, are not passed on to you since the company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.
Spousal status: When it comes to your marital status and the identification and naming of any spouse as a beneficiary or party to your contract, we will rely on the representations you make to us. Based on this reliance, we will issue and administer your contract in accordance with these representations. If you represent that you are married and your representation is incorrect or your marriage is deemed invalid for federal or state law purposes, then the benefits and rights under your contract may be different.
If you have any questions as to the status of your relationship as a marriage, then you should consult an appropriate tax or legal advisor.

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Voting Rights
As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.
Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.
After annuity payouts begin, the number of votes you have is equal to:
•
the reserve held in each subaccount for your contract; divided by
•
the net asset value of one share of the applicable fund.
As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.
We calculate votes separately for each subaccount. We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We are the legal owner of all fund shares and therefore hold all voting rights.  However, to the extent required by law, we will vote the shares of each fund according to instructions we receive from policy owners. We will vote shares for which we have not received instructions and shares that we or our affiliates own in our own names in the same proportion as the votes for which we received instructions. As a result of this proportional voting, in cases when a small number of contract owners vote, their votes will have a greater impact and may even control the outcome.
To the extent that voting rights created under applicable federal securities laws are revised or alter the voting rights described herein, we reserve the right to proceed in accordance with those laws and regulatory guidance.
Substitution of Investments
We may substitute the funds in which the subaccounts invest if:
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laws or regulations change;
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the existing funds become unavailable; or
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in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.
If any of these situations occur, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund), provided we obtain any required SEC and state insurance law approval. The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.
We may also:
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add new subaccounts;
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combine any two or more subaccounts;
•
transfer assets to and from the subaccounts or the variable account; and
•
eliminate or close any subaccounts.
We will notify you of any substitution or change.
In the event of any such substitution or change, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. We will obtain any required prior approval of the SEC or state insurance departments before making any substitution or change.
About the Service Providers
Principal Underwriter
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.
Sales of the Contract
New contracts are not currently being offered.
•
Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the contract.
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The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts

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to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its investment professionals sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.
Payments We May Make to Selling Firms
•
We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 8.00% each time a purchase payment is made. We may also pay ongoing trail commissions of up to 1.25% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.
•
We may pay selling firms an additional sales commission of up to 1.00% of purchase payments for a period of time we select. For example, we may offer to pay an additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.
•
In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:
•
sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;
•
marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;
•
providing service to contract owners; and
•
funding other events sponsored by a selling firm that may encourage the selling firm’s investment professionals to sell the contract.
These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.
Sources of Payments to Selling Firms
When we pay the commissions and other compensation described above from our assets. Our assets may include:
•
revenues we receive from fees and expenses that you will pay when buying, owning and making a surrender from the contract (see “Fee Table and Examples”);
•
compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds – The Funds”);
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compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds – The Funds”); and
•
revenues we receive from other contracts we sell that are not securities and other businesses we conduct.
You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:
•
fees and expenses we collect from contract owners, including surrender charges; and
•
fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.
Potential Conflicts of Interest
Compensation payment arrangements made with selling firms can potentially:
•
give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.
•
cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.
•
cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

RiverSource Signature Select Variable Annuity — Prospectus 103

Payments to Investment Professionals
•
The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.
•
To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.
Issuer
We issue the contracts. We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts (including registered indexed linked annuity contracts) and life insurance policies.
We rely on the exemption from the reporting requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), provided by Rule 12h-7 under the 1934 Act. We are obligated to pay all amounts promised to you under the Contract, subject to our financial strength and claims paying ability.
Legal Proceedings
RiverSource Life is involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with the conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts, and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.
As with other insurance companies, the level of regulatory activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including Ameriprise Financial Services, LLC (“AFS”) and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examination or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which includes information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of various products, including the Company’s life insurance and variable annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates have cooperated and will continue to cooperate with the applicable regulators.
These legal proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss. The Company cannot predict with certainty if, how or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a loss or range of loss can be reasonably estimated for any proceeding. An adverse outcome in one or more proceedings could eventually result in adverse judgments, settlements, fines, penalties or other sanctions, in addition to further claims, examinations or adverse publicity that could have a material adverse effect on the Company’s consolidated financial condition, results of operations or liquidity.
Financial Statements
The financial statements for the RiverSource Variable Annuity Account, as well as the consolidated financial statements of RiverSource Life, are in the Statement of Additional Information. A current Statement of Additional Information may be obtained, without charge, by calling us at 1-800-862-7919, or can be found online at www.ameriprise.com/variableannuities.

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Appendices
APPENDIX NAME	PAGE #	CROSS-REFERENCE	PAGE #
Appendix A: Investment Options Available Under the Contracts	p. 106	N/A
Appendix B: Example – Surrender Charges	p. 118	Charges and Adjustments – Transaction Expenses– Surrender Charge	p. 35
Appendix C: Example – Death Benefits	p. 124	Benefits in Case of Death	p. 72
Appendix D: Example – SecureSource Series of Riders	p. 129	Optional Benefits – Optional Living Benefits	p. 80
Appendix E: SecureSource Series of Riders – Additional RMD Disclosure	p. 135	Optional Benefits – Optional Living Benefits	p. 92
Appendix F: Example – Benefit Protector Death Benefit Rider	p. 137	Optional Benefits – Optional Death Benefits – Benefit Protector Death Benefit Rider	p. 92
Appendix G: Example – Benefit Protector Plus Death Benefit Rider	p. 139	Optional Benefits – Optional Death Benefits – Benefit Protector Plus Death Benefit Rider	p. 93
Appendix H: Asset Allocation Program for Contracts with Applications Signed Before May 1, 2006	p. 141	N/A
Appendix I: Guarantor Withdrawal Benefit for Life Rider Disclosure	p. 142	N/A
Appendix J: Guarantor Withdrawal Benefit Rider Disclosure	p. 154	N/A
Appendix K: Example – Income Assurer Benefit Riders Disclosure	p. 162	N/A
Appendix L: Example – Accumulation Protector Benefit Rider	p. 172	Optional Benefits – Optional Living Benefits	p. 80
Appendix M: SecureSource Rider Disclosure	p. 173	N/A
Appendix N: SecureSource 20 Rider Disclosure	p. 186	Optional Benefits – Optional Living Benefits	p. 80
Appendix O: SecureSource Stages Rider Disclosure	p. 200	N/A
Appendix P: Example – Withdrawal Benefit Riders: Elective Step Up or Elective Spousal Continuation Step Up	p. 210	Optional Benefits – Optional Living Benefits	p. 92
The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide information about funds available under the contracts.
In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, Special DCA fixed account, (Current Contract), DCA fixed account, (Original Contract), regular fixed account (Current Contract), and one-year fixed account (Original Contract) and the fees and charges that apply to your contract.
The examples of death benefits and optional riders in appendices include a partial surrender to illustrate the effect of a partial surrender on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial surrenders from the contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

RiverSource Signature Select Variable Annuity — Prospectus 105

Appendix A: Investment Options Available Under the Contract
The following is a list of funds available under the contract. More information about the funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at riversource.com. You can also request this information at no cost by calling 1-800-862-7919 or by sending an email request to riversource.annuityservice@ampf.com. Depending on the optional benefits you choose, and contract application sign date, you may not be able to invest in certain funds. See table below, “Funds Available Under the Optional Benefits Offered Under the Contract”.
The current expenses and performance information below reflects fee and expenses of the funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks to maximize total return consistent with AllianceBernstein's determination of reasonable risk.	AB VPS Balanced Hedged Allocation Portfolio (Class B) AllianceBernstein L.P.	0.98%[1]	17.36%	5.64%	6.74%
Seeks long-term growth of capital.	AB VPS International Value Portfolio (Class B) AllianceBernstein L.P.	1.17%[1]	41.27%	10.19%	6.37%
Seeks long-term growth of capital.	AB VPS Relative Value Portfolio (Class B) AllianceBernstein L.P.	0.85%[1]	10.20%	11.15%	10.30%
Seeks long-term growth of capital.	AB VPS Sustainable Global Thematic Portfolio (Class B) AllianceBernstein L.P.	1.20%[1]	6.02%	3.02%	9.80%
Seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400® Index.	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares) BNY Mellon Investment Adviser, Inc.	1.05%[1]	9.81%	9.39%	8.51%
Seeks capital appreciation.	BNY Mellon Investment Portfolios, Technology Growth Portfolio (Service Shares) BNY Mellon Investment Adviser, Inc., adviser; Newton Investment Management North America, LLC, subadviser.	1.07%	27.87%	8.96%	16.97%
Seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.	BNY Mellon Variable Investment Fund, Appreciation Portfolio (Service Shares) BNY Mellon Investment Adviser, Inc., adviser; Fayez Sarofim & Co., subadviser.	1.10%	9.78%	9.08%	12.63%

106 RiverSource Signature Select Variable Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
The portfolio is designed to achieve positive total return relative to the performance of the Bloomberg Commodity Index Total Return ("BCOM Index").	Cantor Fitzgerald Commodity Return Strategy Portfolio, (Class 1) (previously Credit Suisse Trust - Commodity Return Strategy Portfolio (Class 1)) O’Connor Alternative Investments, LLC	1.05%[1]	15.36%	10.28%	5.59%
Seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with small market capitalizations and related investments.	ClearBridge Variable Small Cap Growth Portfolio (Class I) Franklin Templeton Fund Adviser, LLC, adviser; ClearBridge Investments, LLC, subadviser. (Western Asset Management Company manages the portion of cash and short-term investments allocated to it.)	0.81%	9.23%	(0.17%)	9.38%
Seeks long-term capital appreciation.	Columbia Variable Portfolio - Acorn Fund Columbia Management Investment Advisers, LLC	0.86%[1]	4.47%	1.02%	8.66%
Seeks long-term capital appreciation.	Columbia Variable Portfolio - Acorn International Fund Columbia Management Investment Advisers, LLC	1.01%[1]	12.76%	(1.00%)	4.31%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Cornerstone Growth Fund (Class 3) (previously Columbia Variable Portfolio - Large Cap Growth Fund (Class 3)) Columbia Management Investment Advisers, LLC	0.84%	15.98%	13.90%	15.83%
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Disciplined Core Fund (Class 3) Columbia Management Investment Advisers, LLC	0.81%	14.49%	14.02%	13.45%
Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Variable Portfolio - Dividend Opportunity Fund (Class 3) Columbia Management Investment Advisers, LLC	0.78%[1]	15.68%	11.74%	10.29%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Emerging Markets Fund (Class 3) Columbia Management Investment Advisers, LLC	1.22%[1]	31.02%	(1.26%)	7.13%
Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Variable Portfolio - Government Money Market Fund (Class 3) Columbia Management Investment Advisers, LLC	0.47%[1]	3.84%	2.88%	1.81%

RiverSource Signature Select Variable Annuity — Prospectus 107

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Variable Portfolio - High Yield Bond Fund (Class 3) Columbia Management Investment Advisers, LLC	0.77%[1]	8.54%	4.03%	5.63%
Seeks to provide shareholders with a high total return through current income and capital appreciation.	Columbia Variable Portfolio - Income Opportunities Fund (Class 3) Columbia Management Investment Advisers, LLC	0.77%[1]	8.58%	3.76%	5.30%
Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Variable Portfolio - Intermediate Bond Fund (Class 3) Columbia Management Investment Advisers, LLC	0.66%	9.04%	(0.54%)	2.65%
Seeks to provide shareholders with long-term capital appreciation.	Columbia Variable Portfolio - Large Cap Index Fund (Class 3) Columbia Management Investment Advisers, LLC	0.38%[1]	17.43%	13.98%	14.35%
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Overseas Core Fund (Class 3) Columbia Management Investment Advisers, LLC	0.93%	38.03%	9.05%	7.69%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Large Cap Value Fund (Class 3) Columbia Management Investment Advisers, LLC	0.82%	28.10%	13.46%	12.44%
Seeks to provide shareholders with growth of capital.	Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 3) Columbia Management Investment Advisers, LLC	0.96%[1]	14.98%	7.40%	12.03%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Mid Cap Value Fund (Class 3) Columbia Management Investment Advisers, LLC	0.96%[1]	14.01%	11.03%	10.30%
Seeks long-term capital appreciation.	Columbia Variable Portfolio - Small Cap Value Discovery Fund (Class 2) (previously Columbia Variable Portfolio - Small Cap Value Fund (Class 2)) Columbia Management Investment Advisers, LLC	1.16%[1]	14.66%	12.19%	11.20%
Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 3) Columbia Management Investment Advisers, LLC	0.58%	9.06%	(0.19%)	1.79%

108 RiverSource Signature Select Variable Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Non-diversified fund that seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	CTIVP® - BlackRock Global Inflation-Linked Securities Fund (Class 3) (previously CTIVP® - BlackRock Global Inflation-Protected Securities Fund (Class 3)) Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser; BlackRock International Limited, sub-subadviser.	0.75%[1]	3.88%	(1.65%)	1.82%
Seeks to provide shareholders with long-term capital growth.	CTIVP® - Principal Large Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Principal Global Investors, LLC, subadviser.	0.70%	13.78%	10.47%	14.66%
Seeks to provide shareholders with long-term growth of capital.	CTIVP® - Victory Sycamore Established Value Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management Inc., subadviser.	0.95%	2.12%	9.51%	10.57%
Seeks high level of current income.	Eaton Vance VT Floating-Rate Income Fund (Initial Class) Eaton Vance Management	1.19%	3.95%	4.64%	4.43%
Seeks long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio (Service Class 2) Fidelity Management & Research Company, adviser; Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.79%	21.24%	15.08%	15.49%
Seeks to achieve capital appreciation.	Fidelity® VIP Growth Portfolio (Service Class 2) Fidelity Management & Research Company, adviser; Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.80%	14.63%	13.42%	17.16%
Seeks as high level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio (Service Class 2) Fidelity Management & Research Company, adviser; Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.62%	6.93%	(0.21%)	2.45%

RiverSource Signature Select Variable Annuity — Prospectus 109

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio (Service Class 2) Fidelity Management & Research Company, adviser; Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.80%	11.49%	9.83%	10.31%
Seeks long-term growth of capital.	Fidelity® VIP Overseas Portfolio (Service Class 2) Fidelity Management & Research Company, adviser; Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, FIL Investment Advisers, FIL Investment Advisers (UK) Limited and FIL Investments (Japan) Limited, subadvisers.	0.97%	20.05%	6.35%	7.66%
Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of equity and debt securities.	Franklin Income VIP Fund (Class 2) Franklin Advisers, Inc.	0.72%	12.56%	7.66%	7.30%
Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund (Class 2) Franklin Mutual Advisers, LLC	0.94%	11.52%	9.20%	7.53%
Seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid consistently rising dividends.	Franklin Rising Dividends VIP Fund (Class 2) Franklin Advisers, Inc.	0.89%	11.80%	9.50%	12.10%

110 RiverSource Signature Select Variable Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small-capitalization and mid-capitalization companies.	Franklin Small-Mid Cap Growth VIP Fund (Class 2) Franklin Advisers, Inc.	1.09%	2.52%	1.03%	9.89%
Seeks long-term capital appreciation.	Goldman Sachs VIT Mid Cap Value Fund (Institutional Shares) Goldman Sachs Asset Management, L.P.	0.81%[1]	9.39%	10.05%	10.02%
Seeks long-term growth of capital and dividend income.	Goldman Sachs VIT U.S. Equity Insights Fund (Institutional Shares) Goldman Sachs Asset Management, L.P.	0.56%[1]	15.75%	13.81%	13.73%
Non-diversified fund that seeks capital growth.	Invesco V.I. American Franchise Fund (Series II Shares) Invesco Advisers, Inc.	1.10%	11.39%	10.08%	14.58%
Seeks long-term capital appreciation.	Invesco V.I. American Value Fund (Series II Shares) Invesco Advisers, Inc.	1.14%	20.76%	17.56%	12.01%
Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco V.I. Comstock Fund (Series II Shares) Invesco Advisers, Inc.	1.00%	17.14%	15.14%	11.67%
Seeks capital appreciation.	Invesco V.I. Discovery Large Cap Fund (Series II Shares) Invesco Advisers, Inc.	1.05%[1]	12.53%	11.41%	13.94%
Seeks capital appreciation.	Invesco V.I. Discovery Mid Cap Growth Fund (Series II Shares) Invesco Advisers, Inc.	1.11%	4.53%	3.64%	11.10%
Seeks long-term growth of capital.	Invesco V.I. EQV International Equity Fund (Series II Shares) Invesco Advisers, Inc.	1.15%	16.23%	3.42%	5.95%
Seeks capital appreciation.	Invesco V.I. Global Fund (Series II Shares) Invesco Advisers, Inc.	1.06%	15.05%	7.01%	10.72%
Seeks total return	Invesco V.I. Global Strategic Income Fund (Series II Shares) Invesco Advisers, Inc.	1.20%[1]	12.75%	1.39%	2.76%
Seeks long-term growth of capital.	Invesco V.I. Health Care Fund (Series II Shares) Invesco Advisers, Inc.	1.24%	15.08%	3.54%	6.31%
Seeks long-term growth of capital.	Invesco V.I. Main Street Mid Cap Fund® (Series II Shares) Invesco Advisers, Inc.	1.19%	8.96%	8.83%	9.08%

RiverSource Signature Select Variable Annuity — Prospectus 111

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund® (Series II Shares) Invesco Advisers, Inc.	1.09%	8.44%	8.07%	10.31%
Seeks long-term growth of capital.	Janus Henderson Research Portfolio (Service Shares) Janus Henderson Investors US LLC	1.07%	18.10%	13.83%	15.59%
The fund pursues long-term total return using a strategy that seeks to protect against U.S. inflation.	LVIP American Century Inflation Protection Fund (Service Class) Lincoln Financial Investments Corporation, adviser; American Century Investment Management, Inc., subadviser.	0.81%[1]	6.33%	0.62%	2.61%
Seeks capital growth.	LVIP American Century International Fund (Service Class) Lincoln Financial Investments Corporation, adviser; American Century Investment Management, Inc., subadviser.	1.10%[1]	15.81%	1.71%	6.27%
Seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Mid Cap Value Fund (Service Class) Lincoln Financial Investments Corporation, adviser; American Century Investment Management, Inc., subadviser.	1.01%[1]	8.83%	8.72%	8.96%
Seeks capital growth.	LVIP American Century Ultra® Fund (Service Class) Lincoln Financial Investments Corporation, adviser; American Century Investment Management, Inc., subadviser.	0.90%[1]	12.67%	11.52%	17.00%
Seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Value Fund (Service Class) Lincoln Financial Investments Corporation, adviser; American Century Investment Management, Inc., subadviser.	0.86%[1]	15.85%	11.47%	10.07%
Seeks capital appreciation.	MFS® Massachusetts Investors Growth Stock Portfolio (Service Class) Massachusetts Financial Services Company	0.97%[1]	9.61%	9.74%	13.98%
Seeks capital appreciation.	MFS® New Discovery Series (Service Class) Massachusetts Financial Services Company	1.12%[1]	12.56%	(0.54%)	10.46%
Seeks total return.	MFS® Total Return Series (Service Class) Massachusetts Financial Services Company	0.86%[1]	10.92%	6.16%	7.36%
Seeks total return.	MFS® Utilities Series (Service Class) Massachusetts Financial Services Company	1.03%[1]	14.76%	7.38%	9.22%
The Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley VIF Discovery Portfolio (Class II Shares) Morgan Stanley Investment Management Inc.	1.05%[1]	12.44%	(5.46%)	14.04%
Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO VIT All Asset Portfolio (Advisor Class)[2] Pacific Investment Management Company LLC (PIMCO)	2.23%[1]	14.19%	5.49%	6.67%

112 RiverSource Signature Select Variable Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks capital appreciation.	Putnam VT Global Health Care Fund (Class IB Shares) Putnam Investment Management, LLC, adviser; Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC, subadvisers.	1.00%	15.05%	7.71%	8.36%
Seeks capital appreciation.	Putnam VT International Equity Fund (Class IB Shares) Putnam Investment Management, LLC, adviser; Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC, subadvisers.	1.06%	37.68%	9.28%	8.12%
Seeks capital appreciation.	Putnam VT Small Cap Value Fund (Class IB Shares) Putnam Investment Management, LLC, adviser; Franklin Advisers, Inc. and Franklin Templeton Investment Management Limited, subadvisers.	1.02%	5.27%	10.99%	9.13%
Seeks long-term capital appreciation.	Putnam VT Sustainable Leaders Fund (Class IB Shares) Putnam Investment Management, LLC, adviser; Franklin Advisers, Inc. and Franklin Templeton Investment Management Limited, subadvisers.	0.88%	10.69%	10.34%	14.69%
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in debt securities of any maturity.	Templeton Global Bond VIP Fund (Class 2) Franklin Advisers, Inc.	0.75%[1]	15.73%	(0.96%)	(0.15%)
Seeks long-term capital growth. Under normal market conditions, the fund invests predominantly in equity securities of companies located anywhere in the world, including developing markets.	Templeton Growth VIP Fund (Class 2) Templeton Global Advisers Limited	1.12%[1]	23.83%	7.95%	7.04%
Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Variable Portfolio - Aggressive Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	1.04%	17.63%	8.13%	9.06%

RiverSource Signature Select Variable Annuity — Prospectus 113

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Variable Portfolio - Aggressive Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	1.04%	17.63%	8.13%	9.06%
Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Variable Portfolio - Conservative Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	0.89%[1]	10.21%	1.62%	3.53%
Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Variable Portfolio - Conservative Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	0.89%[1]	10.21%	1.64%	3.53%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Risk Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	1.02%[1]	12.15%	4.73%	-
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Risk U.S. Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	0.99%	9.59%	5.64%	-
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	0.95%	9.17%	1.15%	3.33%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	0.97%	11.02%	2.66%	4.53%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Growth Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	1.01%	14.75%	5.83%	6.95%
Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	0.98%	12.87%	4.29%	5.82%
Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Variable Portfolio - Moderate Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	0.96%	13.86%	4.91%	6.42%
Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Variable Portfolio - Moderate Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	0.96%	13.84%	4.92%	6.42%

114 RiverSource Signature Select Variable Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Variable Portfolio - Moderately Aggressive Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	1.00%	15.71%	6.44%	7.71%
Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Variable Portfolio - Moderately Aggressive Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	1.00%	15.68%	6.44%	7.71%
Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Variable Portfolio - Moderately Conservative Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	0.94%	12.10%	3.18%	4.92%
Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Variable Portfolio - Moderately Conservative Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	0.94%	12.13%	3.19%	4.92%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners Core Equity Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and T. Rowe Price Associates, Inc., subadvisers.	0.81%[1]	13.26%	13.18%	12.77%
Seeks to provide shareholders with long-term capital appreciation.	Variable Portfolio - Partners Small Cap Value Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; Segall Bryant & Hamill, LLC and William Blair Investment Management, LLC, subadvisers.	0.97%[1]	7.21%	6.73%	7.20%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Conservative Growth Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	0.96%	9.22%	3.53%	-
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Growth Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	0.93%	11.07%	7.36%	-
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Moderate Growth Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	0.94%	10.10%	5.46%	-
1
This Fund and its investment adviser and/or affiliates have entered into a temporary expense reimbursement arrangement and/or fee waiver. The Fund’s annual expenses reflect temporary fee reductions. Please see the Fund’s prospectus for additional information.
2
This Fund is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including management fees.
3
This Fund is managed in a way that is intended to minimize volatility of returns. See “Principal Risks of Investing in the Contract.”

RiverSource Signature Select Variable Annuity — Prospectus 115

Funds Available Under the Optional Benefits Offered Under the Contract
For contracts issued with the optional living benefit riders, you are required to invest in the Portfolio Navigator or Portfolio Stabilizer funds listed below (See “Portfolio Navigator Program (PN Program) and Portfolio Stabilizer Funds”):
Portfolio Navigator Funds:
1.Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)
2.Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)
3.Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)
4.Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)
5.Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)
Portfolio Stabilizer Funds:
1.
Variable Portfolio – Managed Risk Fund (Class 2)
2.
Variable Portfolio – Managed Risk U.S. Fund (Class 2)
3.
Variable Portfolio – Managed Volatility Growth Fund (Class 2)
4.
Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
5.
Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
6.
Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
7.
Variable Portfolio – U.S. Flexible Growth Fund (Class 2)
8.
Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2)
9.
Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2)
The following is a list of investment options that earn fixed interest for a specified term currently available under the contract. We may change the features of the fixed interest options listed below and terminate existing options. We will provide you with written notice before doing so. Depending on the optional benefits you choose, you may not be able to invest in certain fixed investment options. See table above “Funds Available Under the Optional Benefits Offered Under the Contract."  See “The ‘Nonunitized’ Separate Account and the Guarantee Period Accounts (GPAs)” and “The Fixed Account” in the prospectus for more information about the fixed interest investment options.
Note: A positive or negative MVA is assessed if any portion of a GPA is surrendered or transferred more than thirty days before the end of its guarantee period. This may result in a significant reduction in your contract value. See “Charges and Adjustments – Adjustments – Market Value Adjustments” in the prospectus for more information about the MVA.
Name	Term	Minimum Guaranteed Interest Rate
1 Year Guarantee Period Account	1 Year	0%
2 Year Guarantee Period Account	2 Years	0%
3 Year Guarantee Period Account	3 Years	0%
4 Year Guarantee Period Account	4 Years	0%
5 Year Guarantee Period Account	5 Years	0%
6 Year Guarantee Period Account	6 Years	0%
7 Year Guarantee Period Account	7 Years	0%
8 Year Guarantee Period Account	8 Years	0%
9 Year Guarantee Period Account	9 Years	0%
10 Year Guarantee Period Account	10 Years	0%

The following is a list of Fixed Options currently available under the Contract. We may change the features of the Fixed Options listed below or terminate existing Fixed Options. We will provide you with written notice before doing so.
Note: If amounts are withdrawn from a Fixed Option before the end of its term, we will not apply a contract adjustment.

116 RiverSource Signature Select Variable Annuity — Prospectus

Name	Term	Contract Issue Year	Minimum Guaranteed Interest Rate*
Regular Fixed Account (Current Contract), One-Year Fixed Account (Original Contract)	1 Year	2004	1.50% or 2.00% or 2.00%/3.00† or 3.00%
		2005	1.50% or 2.25%
		2006	1.50% or 3.00%
		2007	1.50% or 3.00%
		2008	3.00%
		2009	1.50%
		2010	1.25%
		2011	1.00%
Special DCA Fixed Account (Current Contract), DCA Fixed Account (Original Contract)	6 Months	2004	1.50% or 2.00% or 2.00%/3.00† or 3.00%
		2005	1.50% or 2.25%
		2006	1.50% or 3.00%
		2007	1.50% or 3.00%
		2008	3.00%
		2009	1.50%
		2010	1.25%
		2011	1.00%
Special DCA Fixed Account (Current Contract), DCA Fixed Account (Original Contract)	1 Year	2004	1.50% or 2.00% or 2.00%/3.00† or 3.00%
		2005	1.50% or 2.25%
		2006	1.50% or 3.00%
		2007	1.50% or 3.00%
		2008	3.00%
		2009	1.50%
		2010	1.25%
		2011	1.00%
*
Minimum guaranteed interest rates vary by Issue State and Issue Date. See your Contract Data Page for your applicable minimum guaranteed interest rate.
†
2.00% for 10 years and 3.00% thereafter

RiverSource Signature Select Variable Annuity — Prospectus 117

Appendix B: Example – Surrender Charges
Example – Surrender Charges
We determine your surrender charge by multiplying the amount of each purchase payment surrendered which could be subject to a surrender charge by the applicable surrender charge percentage, and then totaling the surrender charges. We calculate the amount of purchase payments surrendered (PPS) as:
Current Contract:
PPS	=	PPSC + PPF
PPSC	=	purchase payments surrendered that could be subject to a surrender charge
	=	(PS – FA) / (CV – FA) × (PP – PPF)
PPF	=	purchase payments surrendered that are not subject to a surrender charge
	=	FA – contract earnings, but not less than zero
PP	=	purchase payments not previously surrendered (total purchase payments – PPS from all previous surrenders)
PS	=	amount the contract value is reduced by the surrender
FA	=	total free amount = greater of contract earnings or 10% of prior anniversary’s contract value
CV	=	contract value prior to the surrender
Original Contract:
PPS	=	XSF + (ACV – XSF) / (CV – TFA) × (PPNPS – XSF)
XSF	=	10% of prior anniversary’s contract value – contract earnings, but not less than zero
ACV	=	amount the contract value is reduced by the surrender – contract earnings, but not less than zero
TFA	=	total free amount = greater of contract earnings or 10% of prior anniversary’s contract value
PPNPS	=	purchase payments not previously surrendered (total purchase payments – PPS from all previous surrenders)
CV	=	contract value prior to the surrender
When determining the surrender charge, contract earnings are defined as the contract value, including any positive or negative MVA on amounts being surrendered, less purchase payments not previously surrendered. We determine current contract earnings by looking at the entire contract value, not the earnings of any particular subaccount, GPA, the regular fixed account (Current Contract), the one-year fixed account (Original Contract), the Special DCA fixed account (Current Contract) or the DCA fixed account (Original Contract). If the contract value is less than purchase payments received and not previously surrendered, then contract earnings are zero.
The examples below show how the surrender charge for a full and partial surrender is calculated for a contract with a seven-year surrender charge schedule. Each example illustrates the amount of the surrender charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.
Current Contract: Full surrender charge calculation — seven-year surrender charge schedule:
This is an example of how we calculate the surrender charge on a contract with a seven-year (from the date of each purchase payment) surrender charge schedule and the following history:
Assumptions:
•
We receive a single $50,000 purchase payment;
•
During the fourth contract year you surrender the contract for its total value. The surrender charge percentage in the fourth year after a purchase payment is 6.0%; and
•
You have made no prior surrenders.
We will look at two situations, one where the contract has a gain and another where there is a loss:

		Contract with Gain	Contract with Loss
Contract value just prior to surrender:		$60,000.00	$40,000.00
Contract value on prior anniversary:		58,000.00	42,000.00
We calculate the surrender charge as follows:
Step 1.	First, we determine the amount of earnings available in the contract at the time of surrender as:
	Contract value just prior to surrender (CV):	60,000.00	40,000.00
	Less purchase payments received and not previously surrendered (PP):	50,000.00	50,000.00

118 RiverSource Signature Select Variable Annuity — Prospectus

			Contract with Gain	Contract with Loss
		Earnings in the contract (but not less than zero):	10,000.00	0.00
Step 2.		Next, we determine the total free amount (FA) available in the contract as the greatest of the following values:
		Earnings in the contract:	10,000.00	0.00
		10% of the prior anniversary’s contract value:	5,800.00	4,200.00
		FA (but not less than zero):	10,000.00	4,200.00
Step 3.		Next we determine PPF, the amount by which the total free amount (FA) exceeds earnings.
		Total free amount (FA):	10,000.00	4,200.00
		Less earnings in the contract:	10,000.00	0.00
		PPF (but not less than zero):	0.00	4,200.00
Step 4.		Next we determine PS, the amount by which the contract value is reduced by the surrender.
		PS:	60,000.00	40,000.00
Step 5.		Now we can determine how much of the PP is being surrendered (PPS) as follows:
	PPS	= PPF + PPSC
		= PPF + (PS – FA) / (CV – FA) * (PP – PPF)
		PPF from Step 3 =	0.00	4,200.00
		PS from Step 4 =	60,000.00	40,000.00
		CV from Step 1 =	60,000.00	40,000.00
		FA from Step 2 =	10,000.00	4,200.00
		PP from Step 1 =	50,000.00	50,000.00
		PPS =	50,000.00	50,000.00
Step 6.		We then calculate the surrender charge as a percentage of PPS. Note that for a contract with a loss, PPS may be greater than the amount you request to surrender:
		PPS:	50,000.00	50,000.00
		less PPF:	0.00	4,200.00
		PPSC = amount of PPS subject to a surrender charge:	50,000.00	45,800.00
		multiplied by the surrender charge rate:	× 6.0%	× 6.0%
		surrender charge:	3,000.00	2,748.00
Step 7.		The dollar amount you will receive as a result of your full surrender is determined as:
		Contract value surrendered:	60,000.00	40,000.00
		Surrender charge:	(3,000.00)	(2,748.00)
		Contract charge (assessed upon full surrender):	(40.00)	(40.00)
		Net full surrender proceeds:	$56,960.00	$37,212.00
Current Contract: Partial surrender charge calculation — seven-year surrender charge schedule:
This is an example of how we calculate the surrender charge on a contract with a seven-year (from the date of each purchase payment) surrender charge schedule and the following history:
Assumptions:
•
We receive a single $50,000 purchase payment;
•
During the fourth contract year you request a net partial surrender of $15,000.00. The surrender charge percentage in the fourth year after a purchase payment is 6.0%; and
•
You have made no prior surrenders.
We will look at two situations, one where the contract has a gain and another where there is a loss:

	Contract with Gain	Contract with Loss
Contract value just prior to surrender:	$60,000.00	$40,000.00

RiverSource Signature Select Variable Annuity — Prospectus 119

			Contract with Gain	Contract with Loss
Contract value on prior anniversary:			58,000.00	42,000.00
We determine the amount of contract value that must be surrendered in order for the net partial surrender proceeds to match the amount requested. We start with an estimate of the amount of contract value to surrender and calculate the resulting surrender charge and net partial surrender proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to surrender that generates the desired net partial surrender proceeds.

We calculate the surrender charge for each estimate as follows:
Step 1.	First, we determine the amount of earnings available in the contract at the time of surrender as:
	Contract value just prior to surrender (CV):		60,000.00	40,000.00
	Less purchase payments received and not previously surrendered (PP):		50,000.00	50,000.00
	Earnings in the contract (but not less than zero):		10,000.00	0.00
Step 2.	Next, we determine the total free amount (FA) available in the contract as the greatest of the following values:
	Earnings in the contract:		10,000.00	0.00
	10% of the prior anniversary’s contract value:		5,800.00	4,200.00
	FA (but not less than zero):		10,000.00	4,200.00
Step 3.	Next we determine PPF, the amount by which the total free amount (FA) exceeds earnings
	Total free amount (FA):		10,000.00	4,200.00
	Less earnings in the contract:		10,000.00	0.00
	PPF (but not less than zero):		0.00	4,200.00
Step 4.	Next we determine PS, the amount by which the contract value is reduced by the surrender PS (determined by iterative process described above):		15,319.15	15,897.93
Step 5.	Now we can determine how much of the PP is being surrendered (PPS) as follows:
	PPS	= PPF + PPSC = PPF + (PS – FA) / (CV – FA) * (PP – PPF)
	PPF from Step 3 =		0.00	4,200.00
	PS from Step 4 =		15,319.15	15,897.93
	CV from Step 1 =		60,000.00	40,000.00
	FA from Step 2 =		10,000.00	4,200.00
	PP from Step 1 =		50,000.00	50,000.00
	PPS =		5,319.15	19,165.51
Step 6.	We then calculate the surrender charge as a percentage of PPS. Note that for a contract with a loss, PPS may be greater than the amount you request to surrender:
	PPS:		5,319.15	19,165.51
	less PPF:		0.00	4,200.00
	PPSC = amount of PPS subject to a surrender charge:		5,319.15	14,965.51
	multiplied by the surrender charge rate:		× 6.0%	× 6.0%
	surrender charge:		319.15	897.93
Step 7.	The dollar amount you will receive as a result of your partial surrender is determined as:
	Contract value surrendered:		15,319.15	15,897.93
	Surrender charge:		(319.15)	(897.93)
	Net partial surrender proceeds:		$15,000.00	$15,000.00

120 RiverSource Signature Select Variable Annuity — Prospectus

Original Contract:
Full surrender charge calculation — seven-year surrender charge schedule:
This is an example of how we calculate the surrender charge on a contract with a seven-year (from the date of each purchase payment) surrender charge schedule and the following history:
Assumptions:
•
We receive a single $50,000 purchase payment;
•
During the fourth contract year you surrender the contract for its total value. The surrender charge percentage in the fourth year after a purchase payment is 6.0%; and
•
You have made no prior surrenders.
We will look at two situations, one where the contract has a gain and another where there is a loss:

			Contract with Gain	Contract with Loss
Contract value just prior to surrender:			$60,000.00	$40,000.00
Contract value on prior anniversary:			58,000.00	42,000.00
We calculate the surrender charge as follows:
Step 1.	First, we determine the amount of earnings available in the contract at the time of surrender as:
	Contract value just prior to surrender (CV):		60,000.00	40,000.00
	Less purchase payments received and not previously surrendered (PPNPS):		50,000.00	50,000.00
	Earnings in the contract (but not less than zero):		10,000.00	0.00
Step 2.	Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
	Earnings in the contract:		10,000.00	0.00
	10% of the prior anniversary’s contract value:		5,800.00	4,200.00
	TFA (but not less than zero):		10,000.00	4,200.00
Step 3.	Next we determine ACV, the amount by which the contract value surrendered exceeds earnings.
	Contract value surrendered:		60,000.00	40,000.00
	Less earnings in the contract:		10,000.00	0.00
	ACV (but not less than zero):		50,000.00	40,000.00
Step 4.	Next we determine XSF, the amount by which 10% of the prior anniversary’s contract value exceeds earnings.
	10% of the prior anniversary’s contract value:		5,800.00	4,200.00
	Less earnings in the contract:		10,000.00	0.00
	XSF (but not less than zero):		0.00	4,200.00
Step 5.	Now we can determine how much of the PPNPS is being surrendered (PPS) as follows:
	PPS	= XSF + (ACV – XSF) / (CV – TFA) × (PPNPS – XSF)
	XSF from Step 4 =		0.00	4,200.00
	ACV from Step 3 =		50,000.00	40,000.00
	CV from Step 1 =		60,000.00	40,000.00
	TFA from Step 2 =		10,000.00	4,200.00
	PPNPS from Step 1 =		50,000.00	50,000.00
	PPS =		50,000.00	50,000.00
Step 6.	We then calculate the surrender charge as a percentage of PPS. Note that for a contract with a loss, PPS may be greater than the amount you request to surrender:
	PPS:		50,000.00	50,000.00
	less XSF:		0.00	4,200.00
	amount of PPS subject to a surrender charge:		50,000.00	45,800.00
	multiplied by the surrender charge rate:		× 6.0%	× 6.0%

RiverSource Signature Select Variable Annuity — Prospectus 121

		Contract with Gain	Contract with Loss
	surrender charge:	3,000.00	2,748.00
Step 7.	The dollar amount you will receive as a result of your full surrender is determined as:
	Contract value surrendered:	60,000.00	40,000.00
	Surrender charge:	(3,000.00)	(2,748.00)
	Contract charge (assessed upon full surrender):	(40.00)	(40.00)
	Net full surrender proceeds:	$56,960.00	$37,212.00
Original Contract:
Partial surrender charge calculation — seven-year surrender charge schedule:
This is an example of how we calculate the surrender charge on a contract with a seven-year (from the date of each purchase payment) surrender charge schedule and the following history:
Assumptions:
•
We receive a single $50,000 purchase payment;
•
During the fourth contract year you request a net partial surrender of $15,000.00. The surrender charge percentage in the fourth year after a purchase payment is 6.0%; and
•
You have made no prior surrenders.
We will look at two situations, one where the contract has a gain and another where there is a loss:

			Contract with Gain	Contract with Loss
Contract value just prior to surrender:			$60,000.00	$40,000.00
Contract value on prior anniversary:			58,000.00	42,000.00
We determine the amount of contract value that must be surrendered in order for the net partial surrender proceeds to match the amount requested. We start with an estimate of the amount of contract value to surrender and calculate the resulting surrender charge and net partial surrender proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to surrender that generates the desired net partial surrender proceeds.

We calculate the surrender charge for each estimate as follows:
Step 1.	First, we determine the amount of earnings available in the contract at the time of surrender as:
	Contract value just prior to surrender (CV):		60,000.00	40,000.00
	Less purchase payments received and not previously surrendered (PPNPS):		50,000.00	50,000.00
	Earnings in the contract (but not less than zero):		10,000.00	0.00
Step 2.	Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
	Earnings in the contract:		10,000.00	0.00
	10% of the prior anniversary’s contract value:		5,800.00	4,200.00
	TFA (but not less than zero):		10,000.00	4,200.00
Step 3.	Next we determine ACV, the amount by which the contract value surrendered exceeds earnings.
	Contract value surrendered:		15,319.15	15,897.93
	Less earnings in the contract:		10,000.00	0.00
	ACV (but not less than zero):		5,319.15	15,897.93
Step 4.	Next we determine XSF, the amount by which 10% of the prior anniversary’s contract value exceeds earnings.
	10% of the prior anniversary’s contract value:		5,800.00	4,200.00
	Less earnings in the contract:		10,000.00	0.00
	XSF (but not less than zero):		0.00	4,200.00
Step 5.	Now we can determine how much of the PPNPS is being surrendered (PPS) as follows:
	PPS	= XSF + (ACV – XSF) / (CV – TFA) * (PPNPS – XSF)

122 RiverSource Signature Select Variable Annuity — Prospectus

		Contract with Gain	Contract with Loss
	XSF from Step 4 =	0.00	4,200.00
	ACV from Step 3 =	5,319.15	15,897.93
	CV from Step 1 =	60,000.00	40,000.00
	TFA from Step 2 =	10,000.00	4,200.00
	PPNPS from Step 1 =	50,000.00	50.000.00
	PPS =	5,319.15	19,165.51
Step 6.	We then calculate the surrender charge as a percentage of PPS. Note that for a contract with a loss, PPS may be greater than the amount you request to surrender:
	PPS:	5,319.15	19,165.51
	less XSF:	0.00	4,200.00
	amount of PPS subject to a surrender charge:	5,319.15	14,965.51
	multiplied by the surrender charge rate:	× 6.0%	× 6.0%
	surrender charge:	319.15	897.93
Step 7.	The dollar amount you will receive as a result of your partial surrender is determined as:
	Contract value surrendered:	15,319.15	15,897.93
	Surrender charge:	(319.15)	(897.93)
	Net partial surrender proceeds:	$15,000.00	$15,000.00

RiverSource Signature Select Variable Annuity — Prospectus 123

Appendix C: Example – Death Benefits
Current Contract:
Example – ROPP Death Benefit
Assumptions:
•
You purchase the contract with a payment of $20,000;
•
On the first contract anniversary you make an additional purchase payment of $5,000; and
•
During the second contract year the contract value falls to $22,000 and you take a $1,500 (including surrender charge) partial surrender; and
•
During the third contract year the contract value grows to $23,000.

We calculate the ROPP Death Benefit as follows:
1.	Contract value at death:	$23,000.00
2.	Purchase payments minus adjusted partial surrenders:
	Total purchase payments:	$25,000.00
	minus adjusted partial surrenders calculated as:
	$1,500 × $25,000 =	–1,704.55
	$22,000
	for a death benefit of:	$23,295.45
The ROPP Death Benefit, calculated as the greatest of these two values:			$23,295.45
Example – MAV Death Benefit
Assumptions:
•
You purchase the contract with a payment of $25,000;
•
On the first contract anniversary the contract value grows to $26,000; and
•
During the second contract year the contract value falls to $22,000, at which point you take a $1,500 (including surrender charge) partial surrender, leaving a contract value of $20,500.

We calculate the MAV Death Benefit, which is based on the greater of three values, as follows:
1.	Contract value at death:	$20,500.00
2.	Purchase payments minus adjusted partial surrenders:
	Total purchase payments:	$25,000.00
	minus adjusted partial surrenders, calculated as:
	$1,500 × $25,000 =	–1,704.55
	$22,000
	for a death benefit of:	$23,295.45
3.	The MAV immediately preceding the date of death:
	Greatest of your contract anniversary values:	$26,000.00
	plus purchase payments made since the prior anniversary:	+0.00
	minus adjusted partial surrenders, calculated as:
	$1,500 × $26,000 =	–1,772.73
	$22,000
	for a death benefit of:	$24,227.27
The MAV Death Benefit, calculated as the greatest of these three values, which is the MAV:			$24,227.27
Example – 5% Accumulation Death Benefit
Assumptions:
•
You purchase the contract with a payment of $25,000 with $5,000 allocated to the regular fixed account and $20,000 allocated to the subaccounts;
•
On the first contract anniversary the regular fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

124 RiverSource Signature Select Variable Annuity — Prospectus

•
During the second contract year regular fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including surrender charge) partial surrender all from the subaccounts, leaving the contract value at $22,800.

The death benefit, which is based on the greatest of three values, is calculated as follows:
1.	Contract value at death:	$22,800.00
2.	Purchase payments minus adjusted partial surrenders:
	Total purchase payments:	$25,000.00
	minus adjusted partial surrenders, calculated as:
	$1,500 × $25,000 =	–1,543.21
	$24,300
	for a death benefit of:	$23,456.79
3.	The 5% accumulation death benefit floor:
	The variable account floor on the first contract anniversary, calculated as: 1.05 × $20,000 =	$21,000.00
	plus amounts allocated to the subaccounts since that anniversary:	+0.00
	minus the 5% accumulation death benefit floor adjusted partial surrender from the subaccounts, calculated as:
	$1,500 × $21,000 =	–1,657.89
	$19,000
	variable account floor benefit:	$19,342.11
	plus the regular fixed account value:	+5,300.00
	5% accumulation death benefit floor (value of the regular fixed account and the variable account floor):	$24,642.11
The 5% Accumulation Death Benefit, calculated as the greatest of these three values, which is the 5% accumulation death benefit floor:			$24,642.11
Example – Enhanced Death Benefit
Assumptions:
•
You purchase the contract with a payment of $25,000 with $5,000 allocated to the regular fixed account and $20,000 allocated to the subaccounts;
•
On the first contract anniversary the regular fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and
•
During the second contract year the regular fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including surrender charge) partial surrender all from the subaccounts, leaving the contract value at $22,800.

The death benefit, which is based on the greatest of four values, is calculated as follows:
1.	Contract value at death:	$22,800.00
2.	Purchase payments minus adjusted partial surrenders:
	Total purchase payments:	$25,000.00
	minus adjusted partial surrenders, calculated as:
	$1,500 × $25,000 =	–1,543.21
	$24,300
	for a death benefit of:	$23,456.79
3.	The MAV on the anniversary immediately preceding the date of death:
	The MAV on the immediately preceding anniversary:	$25,000.00
	plus purchase payments made since that anniversary:	+0.00
	minus adjusted partial surrenders made since that anniversary, calculated as:
	$1,500 × $25,000 =	–1,543.21
	$24,300
	for a MAV Death Benefit of:	$23,456.79

RiverSource Signature Select Variable Annuity — Prospectus 125

4.	The 5% accumulation death benefit floor:
	The variable account floor on the first contract anniversary calculated as: 1.05 × $20,000 =	$21,000.00
	plus amounts allocated to the subaccounts since that anniversary:	+0.00
	minus the 5% accumulation death benefit floor adjusted partial surrender from the subaccounts, calculated as:
	$1,500 × $21,000 =	–1,657.89
	$19,000
	variable account floor benefit:	$19,342.11
	plus the regular fixed account value:	+5,300.00
	5% accumulation death benefit floor (value of the regular fixed account and the variable account floor):	$24,642.11
Enhanced Death Benefit, calculated as the greatest of these four values, which is the 5% accumulation death benefit floor:			$24,642.11
Original Contract:
Example – ROP Death Benefit
Assumptions:
•
You purchase the contract with a payment of $20,000;
•
On the first contract anniversary you make an additional purchase payment of $5,000;
•
During the second contract year the contract value falls to $22,000 and you take a $1,500 partial surrender, including surrender charge; and
•
During the third contract year the contract value grows to $23,000.

We calculate the ROP Death Benefit as follows:
1.	Contract value at death:	$23,000.00
2.	Purchase payments minus adjusted partial surrenders:
	Total purchase payments:	$25,000.00
	minus adjusted partial surrenders calculated as:
	$1,500 × $25,000 =	–1,704.55
	$22,000
	for a death benefit of:	$23,295.45
ROP Death Benefit, calculated as the greatest of these two values:			$23,295.45
Example – MAV Death Benefit
Assumptions:
•
You purchase the contract with a payment of $25,000;
•
On the first contract anniversary the contract value grows to $26,000; and
•
During the second contract year the contract value falls to $22,000, at which point you take a $1,500 (including surrender charge) partial surrender, leaving a contract value of $20,500.

We calculate the MAV Death Benefit, which is based on the greater of three values, as follows:
1.	Contract value at death:	$20,500.00
2.	Purchase payments minus adjusted partial surrenders:
	Total purchase payments:	$25,000.00
	minus adjusted partial surrenders, calculated as:
	$1,500 × $25,000 =	–1,704.55
	$22,000
	for a death benefit of:	$23,295.45
3.	The MAV immediately preceding the date of death:
	Greatest of your contract anniversary values:	$26,000.00
	plus purchase payments made since the prior anniversary:	+0.00

126 RiverSource Signature Select Variable Annuity — Prospectus

minus adjusted partial surrenders, calculated as:
$1,500 × $26,000 =	–1,772.73
$22,000
for a death benefit of:	$24,227.27
The MAV Death Benefit, calculated as the greatest of these three values, which is the MAV:		$24,227.27
Example – 5% Accumulation Death Benefit
Assumptions:
•
You purchase the contract with a payment of $25,000 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts; and
•
on the first contract anniversary, the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and
•
During the second contract year the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including surrender charge) partial surrender all from the subaccounts, leaving the contract value at $22,800.

The death benefit, which is based on the greatest of three values, is calculated as follows:
1.	Contract value at death:	$22,800.00
2.	Purchase payments minus adjusted partial surrenders
	Total purchase payments:	$25,000.00
	minus adjusted partial surrenders, calculated as:
	$1,500 × $25,000 =	–1,543.21
	$24,300
	for a death benefit of:	$23,456.79
3.	The 5% variable account floor:
	The variable account floor on the first contract anniversary, calculated as:
	1.05 × $20,000 =	$21,000.00
	plus amounts allocated to the subaccounts since that anniversary:	+0.00
	minus the 5% variable account floor adjusted surrenders from the subaccounts, calculated as:
	$1,500 × $21,000 =	–1,657.89
	$19,000
	variable account floor benefit:	$19,342.11
	plus the one-year fixed account value:	+5,300.00
	5% variable account floor (value of the one-year fixed account and the variable account floor):	$24,642.11
The 5% Accumulation Death Benefit, calculated as the greatest of these three values, which is the 5% variable account floor:			$24,642.11
Example – Enhanced Death Benefit
Assumptions:
•
You purchase the contract with a payment of $25,000 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts; and
•
on the first contract anniversary, the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and
•
During the second contract year, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including surrender charge) partial surrender all from the subaccounts, leaving the contract value at $22,800.

The death benefit, which is based on the greatest of four values, is calculated as follows:
1.	Contract value at death:	$22,800.00

RiverSource Signature Select Variable Annuity — Prospectus 127

2.	Purchase payments minus adjusted partial surrenders:
	Total purchase payments:	$25,000.00
	minus adjusted partial surrenders, calculated as:
	$1,500 × $25,000 =	–1,543.21
	$24,300
	for a death benefit of:	$23,456.79
3.	The MAV on the anniversary immediately preceding the date of death:
	The MAV on the immediately preceding anniversary:	$25,000.00
	plus purchase payments made since that anniversary:	+0.00
	minus adjusted partial surrenders made since that anniversary, calculated as:
	$1,500 × $25,000 =	–1,543.21
	$24,300
	for a MAV Death Benefit of:	$23,456.79
4.	The 5% variable account floor:
	The variable account floor on the first contract anniversary calculated as:
	1.05 × $20,000 =	$21,000.00
	plus amounts allocated to the subaccounts since that anniversary:	+0.00
	minus the 5% variable account floor adjusted partial surrender from the subaccounts, calculated as:
	$1,500 × $21,000 =	–1,657.89
	$19,000
	variable account floor benefit:	$19,342.11
	plus the one-year fixed account value:	+5,300.00
	5% variable account floor (value of the one-year fixed account and the variable account floor):	$24,642.11
Enhanced Death Benefit, calculated as the greatest of these four values, which is the 5% variable account floor:			$24,642.11

128 RiverSource Signature Select Variable Annuity — Prospectus

Appendix D: Example – SecureSource Series of Riders
SecureSource Stages 2 rider – Example:
Assumptions:
•
You purchase the contract with a payment of $100,000 and make no additional payments to the contract.
•
You are the sole owner and also the annuitant. You (and your spouse for the joint benefit) are age 61.
•
Annual step ups are applied each anniversary when available, where the contract value is greater than the PBG and/or the BB. Applied annual step ups are indicated in bold.
•
You elect the Moderate investment option at issue.

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	BB	WAB	Benefit Determining Percentage	PBG	ALP	RALP	Lifetime Payment Percent
At Issue	$100,000	NA	$100,000	$100,000	$100,000	0.0%	$100,000	$4,000	$4,000 (1)	4%
1	0	0	98,000	108,000	108,000	9.3%	108,000	5,400	5,400 (2)	5%
2	0	0	105,000	114,000	114,000	7.9%	105,000	5,700	5,700	5%
3	0	0	118,000	120,000	120,000	1.7%	118,000	6,000	6,000	5%
3.5	0	6,000	112,000	120,000	113,898	1.7%	112,000	6,000	0	5%
4	0	0	115,000	120,000	115,000	0.0%	115,000	6,000	6,000	5%
5	0	0	130,000	130,000	130,000	0.0%	130,000	7,800 (3)	7,800 (3)	6% (3)
6	0	0	110,000	130,000	130,000	15.4%	130,000	7,800	7,800	6%
7	0	0	100,000	130,000	130,000	23.1%	130,000	6,500 (4)	6,500 (4)	5% (4)
7.5	0	10,000	90,000	125,134 (5)	117,000	23.1%	118,877 (5)	6,257 (5)	0	5%
8	0	0	80,000	125,134	117,000	31.6%	118,877	6,257	6,257	5%
9	0	0	95,000	125,134	117,000	18.8%	118,877	7,508 (4)	7,508 (4)	6% (4)
(1)
The ALP and RALP are based on percentage B until the end of the 1-year waiting period.
(2)
Since no withdrawal was taken, at the end of the 1-year waiting period, the ALP and RALP are recalculated based on percentage A.
(3)
Because the Annual step up increased the BB on the anniversary and the covered person’s (for the joint benefit, younger covered spouse’s) attained age is in a higher age band, the Lifetime Payment Percentage increased.
(4)
The Lifetime Payment Percentage is based on percentage A when the BDP is less than 20% and percentage B when the BDP is greater than or equal to 20%.
(5)
The $10,000 withdrawal is greater than the $6,500 RALP allowed under the rider and therefore excess withdrawal processing is applied. The BB and PBG are reset as described in “Lifetime Benefit Description – Determination of Adjustment of Benefit Values”.
SecureSource Stages rider – Example:
Assumptions:
•
You purchase the contract with a payment of $100,000 and make no additional payments to the contract.
•
You are the sole owner and also the annuitant. You (and your spouse for the joint benefit) are age 61.
•
Annual step ups are applied each anniversary when available, where the contract value is greater than the PBG and/or the BB. Applied Annual step ups are indicated in bold.
•
You elect the Moderate PN program investment option at issue.

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	BB	WAB	Benefit Determining Percentage	PBG	ALP	RALP	Lifetime Payment Percent
At Issue	$100,000	NA	$100,000	$100,000	$100,000	0.0%	$100,000	$5,000	$0 (1)	5%
1	0	0	98,000	108,000	108,000	9.3%	100,000	5,400	0	5%
2	0	0	105,000	114,000	114,000	7.9%	105,000	5,700	0	5%
3	0	0	118,000	120,000	120,000	1.7%	118,000	6,000	6,000 (2)	5%
3.5	0	6,000	112,000	120,000	113,898	1.7%	112,000	6,000	0	5%
4	0	0	115,000	120,000	115,000	0.0%	115,000	6,000	6,000	5%
5	0	0	130,000	130,000	130,000	0.0%	130,000	7,800 (3)	7,800 (3)	6% (3)
6	0	0	110,000	130,000	130,000	15.4%	130,000	7,800	7,800	6%
7	0	0	100,000	130,000	130,000	23.1%	130,000	6,500 (4)	6,500 (4)	5% (4)
7.5	0	10,000	90,000	117,000 (5)	117,000	23.1%	108,000 (5)	5,850 (5)	0	5%

RiverSource Signature Select Variable Annuity — Prospectus 129

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	BB	WAB	Benefit Determining Percentage	PBG	ALP	RALP	Lifetime Payment Percent
8	0	0	80,000	117,000	117,000	31.6%	108,000	5,850	5,850	5%
9	0	0	95,000	117,000	117,000	18.8%	108,000	7,020 (4)	7,020 (4)	6% (4)
(1)
The RALP is zero until the end of the 3-Year Waiting Period.
(2)
At the end of the 3-Year waiting period, the RALP is set equal to the ALP.
(3)
Because the Annual step up increased the BB on the anniversary and the covered person’s (for the joint benefit, younger covered spouse’s) attained age is in a higher age band, the Lifetime Payment Percentage increased.
(4)
The lifetime payment percentage is based on percentage A when the BDP is less than 20% and percentage B when the BDP is greater than or equal to 20%.
(5)
The $10,000 withdrawal is greater than the $6,500 RALP allowed under the rider and therefore excess withdrawal processing is applied. The BB and PBG are reset as described in “Determination of Adjustment of Benefit Values” in the “Lifetime Benefit Description.”
SecureSource 20 rider – Example:
EXAMPLE #1: Lifetime benefit not established at the time the contract and rider are purchased.
Assumptions:
•
You purchase the contract with a payment of $100,000 and make no additional payments to the contract.
•
You are the sole owner and also the annuitant. You (and your spouse for the joint benefit) are age 61.
•
Annual step ups are applied each anniversary when available, where the contract value is greater than the RBA and/or the contract value times the ALP percentage is greater than the ALP. Applied annual step ups are indicated in bold.
•
You elect the Moderate PN program investment option at issue.

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	WAB	BDP	Basic Benefit				Lifetime Benefit
						GBA	RBA	GBP	RBP	ALP	RALP
At Issue	$100,000	NA	$100,000	$100,000	0.0%	$100,000	$100,000	$6,000	$0	NA	NA
1	0	0	98,000	100,000	2.0%	100,000	100,000	6,000	0	NA	NA
2	0	0	105,000	105,000	0.0%	105,000	105,000	6,300	0	NA	NA
3	0	0	125,000	125,000	0.0%	125,000	125,000	7,500	7,500	NA	NA
3.5	0	6,000	111,000	118,590	6.4%	125,000	119,000	7,500	1,500	NA	NA
4	0	0	104,000	118,590	12.3%	125,000	119,000	7,500	7,500	7,140 (1)	7,140 (1)
5	0	0	90,000	118,590	24.1%	125,000	119,000	6,250 (2)	6,250 (2)	5,950 (2)	5,950 (2)
6	0	0	95,000	118,590	19.9%	125,000	119,000	7,500	7,500	7,140	7,140
6.5	0	7,500	87,500	87,500 (3)	0.0%	125,000	111,500	7,500	0	5,250 (3)	0
7	0	0	90,000	90,000	0.0%	125,000	111,500	7,500	7,500	5,400	5,400
7.5	0	10,000	70,000	70,000 (4)	0.0%	70,000 (4)	70,000 (4)	4,200 (4)	0	4,200 (4)	0
8	0	0	75,000	75,000	0.0%	75,000	75,000	4,500	4,500	4,500	4,500
(1)
The ALP and RALP are established on the contract anniversary following the date the covered person (younger Covered Spouse for Joint) reaches age 65 as the greater of the ELB or the RBA, times the ALP percentage.
(2)
The ALP percentage and GBP percentage are 6% when the BDP is less than 20% and 5% when the BDP is greater than or equal to 20%.
(3)
The $7,500 withdrawal is greater than the $7,140 RALP allowed under the lifetime benefit and therefore excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or the ALP percentage times the contract value following the withdrawal. The WAB is reset to the ALP after the reset divided by the current ALP percentage. The BDP at the time of withdrawal is less than 20%, so the ALP percentage and GBP percentage are set at 6% for the remainder of the contract year.
(4)
The $10,000 withdrawal is greater than both the $7,500 RBP allowed under the basic benefit and the $5,400 RALP allowed under the lifetime benefit and therefore excess withdrawal processing is applied to both benefits. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or the ALP percentage times the contract value following the withdrawal. The WAB is reset to the ALP after the reset divided by the current ALP percentage. The BDP at the time of withdrawal is less than 20%, so the ALP percentage and GBP percentage are set at 6% for the remainder of the contract year.
EXAMPLE #2: Lifetime benefit established at the time the contract and rider are purchased.
Assumptions:
•
You purchase the contract with a payment of $100,000 and make no additional payments to the contract.
•
You are the sole owner and also the annuitant. You (and your spouse for the joint benefit) are age 65.
•
Annual step ups are applied each anniversary when available, where the contract value is greater than the RBA and/or the contract value times the ALP Percentage is greater than the ALP. Applied annual step ups are indicated in bold.

130 RiverSource Signature Select Variable Annuity — Prospectus

•
You elect the Moderate PN program investment option at issue. On the 7th contract anniversary, you elect to change to the Moderately Aggressive PN program investment option. The target PN program investment option under the contract is the Moderate PN program investment option.

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	WAB	BDP	Basic Benefit				Lifetime Benefit
						GBA	RBA	GBP	RBP	ALP	RALP
At Issue	$100,000	NA	$100,000	$100,000	0.0%	$100,000	$100,000	$6,000	$0	$6,000	$0
1	0	0	105,000	105,000	0.0%	105,000	105,000	6,300	0	6,300	0
2	0	0	110,000	110,000	0.0%	110,000	110,000	6,600	0	6,600	0
3	0	0	110,000	120,000	8.3%	110,000	110,000	6,600	6,600 (1)	7,200	7,200 (1)
3.5	0	6,000	104,000	113,455	8.3%	110,000	104,000	6,600	600	7,200	1,200
4	0	0	100,000	113,455	11.9%	110,000	104,000	6,600	6,600	7,200	7,200
4.5	0	7,000	90,000	105,267	14.5%	90,000	90,000	5,400 (2)	5,400 (2)	7,200	200
5	0	0	80,000	105,267	24.0%	90,000	90,000	4,500 (3)	4,500 (3)	6,000 (3)	6,000 (3)
5.5	0	10,000	70,000	70,000 (4)	0.0%	70,000	70,000	3,500 (4)	3,500 (4)	3,500 (4)	3,500 (4)
6	0	0	75,000	75,000	0.0%	75,000	75,000	4,500	4,500	4,500	4,500
7	0	0	70,000	70,000 (5)	0.0%	70,000 (5)	70,000 (5)	4,200 (5)	4,200 (5)	4,200 (5)	4,200 (5)
(1)
At the end of the 3-Year waiting period, the RBP and RALP are set equal to the GBP and ALP, respectively. The 20% rider credit is applied to the lifetime benefit.
(2)
The $7,000 withdrawal is greater than the $6,600 RBP allowed under the basic benefit and therefore excess withdrawal processing is applied to the basic benefit. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The BDP at the time of withdrawal is less than 20%, so the ALP percentage and GBP percentage are set at 6% for the remainder of the contract year.
(3)
The ALP percentage and GBP percentage are 6% when the BDP is less than 20% and 5% when the BDP is greater than or equal to 20%.
(4)
The $10,000 withdrawal is greater than both the $4,500 RBP allowed under the basic benefit and the $6,000 RALP allowed under the lifetime benefit and therefore excess withdrawal processing is applied to both benefits. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or the ALP percentage times the contract value following the withdrawal. The WAB is reset to the ALP after the reset divided by the current ALP percentage. The BDP at the time of withdrawal is greater than or equal to 20%, so the ALP percentage and GBP percentage are set at 5% for the remainder of the contract year.
(5)
Allocation to the Moderately Aggressive PN program investment option during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or the ALP percentage times the contract value. The WAB is reset to the ALP after the reset divided by the current ALP percentage. Any future withdrawals will reallocate your contract value to the Moderate PN program investment option if you are invested more aggressively than the Moderate PN program investment option.
SecureSource rider – Example:
EXAMPLE #1: Single Life Benefit: Covered Person has not reached age 65 at the time the contract and rider are purchased.
Assumptions:
•
You purchase the contract with a payment of $100,000 and make no additional payments to the contract.
•
You are the sole owner and also the annuitant. You are age 60.
•
Automatic Annual step ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual step ups are indicated in bold.
•
You elect the Moderate PN program investment option at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive PN program investment option. The target PN program investment option under the contract is the Moderate PN program investment option.

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
At Issue	$100,000	$N/A	$100,000	$100,000	$100,000	$7,000	$7,000	$N/A	$N/A
0.5	0	5,000	92,000	100,000	95,000	7,000	2,000	N/A	N/A
1	0	0	90,000	90,000 (1)	90,000 (1)	6,300	6,300	N/A	N/A
2	0	0	81,000	90,000	90,000	6,300	6,300	N/A	N/A
5	0	0	75,000	90,000	90,000	6,300	6,300	5,400 (2)	5,400 (2)
5.5	0	5,400	70,000	90,000	84,600	6,300	900	5,400	0
6	0	0	69,000	90,000	84,600	6,300	6,300	5,400	5,400

RiverSource Signature Select Variable Annuity — Prospectus 131

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
6.5	0	6,300	62,000	90,000	78,300	6,300	0	3,720 (3)	0
7	0	0	64,000	90,000	78,300	6,300	6,300	3,840	3,840
7.5	0	10,000	51,000	51,000 (4)	51,000 (4)	3,570	0	3,060 (4)	0
8	0	0	55,000	55,000	55,000	3,850	3,850	3,300	3,300
At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation, contract ownership change, or PN program investment option changes), you can continue to withdrawal up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.
(1)
Allocation to the Moderately Aggressive investment option during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP (if established) is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate PN program investment option if you are invested more aggressively than the Moderate PN program investment option.
(2)
The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65 as 6% of the RBA.
(3)
The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4)
The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
EXAMPLE #2: Single Life Benefit: Covered Person has reached 65 at the time the contract and rider are purchased.
Assumptions:
•
You purchase the contract with a payment of $100,000 and make no additional payments to the contract.
•
You are the sole owner and also the annuitant. You are age 65.
•
Automatic Annual step ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual step ups are indicated in bold.
•
Your death occurs after 6½ contract years and your spouse continues the contract and rider. Your spouse is over age 65 and is the new Covered Person.
Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
At Issue	$100,000	$N/A	$100,000	$100,000	$100,000	$7,000	$7,000	$6,000	$6,000
1	0	0	105,000	105,000	105,000	7,350	7,000 (1)	6,300	6,000 (1)
2	0	0	110,000	110,000	110,000	7,700	7,000 (1)	6,600	6,000 (1)
3	0	0	110,000	110,000	110,000	7,700	7,700 (2)	6,600	6,600 (2)
3.5	0	6,600	110,000	110,000	103,400	7,700	1,100	6,600	0
4	0	0	115,000	115,000	115,000	8,050	8,050	6,900	6,900
4.5	0	8,050	116,000	115,000	106,950	8,050	0	6,900 (3)	0
5	0	0	120,000	120,000	120,000	8,400	8,400	7,200	7,200
5.5	0	10,000	122,000	120,000 (4)	110,000 (4)	8,400	0	7,200 (4)	0
6	0	0	125,000	125,000	125,000	8,750	8,750	7,500	7,500
6.5	0	0	110,000	125,000	125,000	8,750	8,750	6,600 (5)	6,600 (5)
7	0	0	105,000	125,000	125,000	8,750	8,750	6,600	6,600
At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, contract ownership change, or PN program investment option changes), your spouse can continue to withdrawal up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,600 each year until the later of your spouse’s death or the RBA is reduced to zero.
(1)
The Annual Step-up has not been applied to the RBP or RALP because any withdrawal after step up during the Waiting Period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the Waiting Period, the RBP is the amount you can withdrawal without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdrawal without incurring the ALP excess withdrawal processing.
(2)
On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3)
The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

132 RiverSource Signature Select Variable Annuity — Prospectus

(4)
The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(5)
At spousal continuation, the ALP is reset to the lesser of the prior ALP or 6% of the contract value and the RALP is reset to the ALP.
EXAMPLE #3: Joint Life Benefit: Younger Covered Spouse has not reached 65 at the time the contract and rider are purchased.
Assumptions:
•
You purchase the contract with a payment of $100,000 and make no additional payments to the contract.
•
You are age 59 and your spouse is age 60.
•
Automatic annual step ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step ups are indicated in bold.
•
You elect the Moderate investment option at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive PN program investment option. The target PN program investment option under the contract is the Moderate PN program investment option.
•
Your death occurs after 9½ contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
At Issue	$100,000	$N/A	$100,000	$100,000	$100,000	$7,000	$7,000	$N/A	$N/A
0.5	0	5,000	92,000	100,000	95,000	7,000	2,000	N/A	N/A
1	0	0	90,000	90,000 (1)	90,000 (1)	6,300	6,300	N/A	N/A
2	0	0	81,000	90,000	90,000	6,300	6,300	N/A	N/A
6	0	0	75,000	90,000	90,000	6,300	6,300	5,400 (2)	5,400 (2)
6.5	0	5,400	70,000	90,000	84,600	6,300	900	5,400	0
7	0	0	69,000	90,000	84,600	6,300	6,300	5,400	5,400
7.5	0	6,300	62,000	90,000	78,300	6,300	0	3,720 (3)	0
8	0	0	64,000	90,000	78,300	6,300	6,300	3,840	3,840
8.5	0	10,000	51,000	51,000 (4)	51,000 (4)	3,570	0	3,060 (4)	0
9	0	0	55,000	55,000	55,000	3,850	3,850	3,300	3,300
9.5	0	0	54,000	55,000	55,000	3,850	3,850	3,300	3,300
10	0	0	52,000	55,000	55,000	3,850	3,850	3,300	3,300
At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or PN program investment option changes), your spouse can continue to withdrawal up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your spouse’s death or the RBA is reduced to zero.
(1)
The ALP and RALP are established on the contract anniversary date following the date the younger Covered Spouse reaches age 65 as 6% of the RBA.
(2)
Allocation to the Moderately Aggressive PN program model portfolio or investment option during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate PN program investment option if you are invested more aggressively than the Moderate PN program investment option.
(3)
The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4)
The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
EXAMPLE #4: Joint Life Benefit: Younger Covered Spouse has reached 65 at the time the contract and rider are purchased.
Assumptions:
•
You purchase the contract with a payment of $100,000 and make no additional payments to the contract
•
You are age 71 and your spouse is age 70.

RiverSource Signature Select Variable Annuity — Prospectus 133

•
Automatic Annual step ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step ups are indicated in bold.
•
Your death occurs after 6½ contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.

Contract Duration	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
At Issue	$100,000	$N/A	$100,000	$100,000	$100,000	$7,000	$7,000	$6,000	$6,000
1	0	0	105,000	105,000	105,000	7,350	7,000 (1)	6,300	6,000 (1)
2	0	0	110,000	110,000	110,000	7,700	7,000 (1)	6,600	6,000 (1)
3	0	0	110,000	110,000	110,000	7,700	7,700 (2)	6,600	6,600 (2)
3.5	0	6,600	110,000	110,000	103,400	7,700	1,100	6,600	0
4	0	0	115,000	115,000	115,000	8,050	8,050	6,900	6,900
4.5	0	8,050	116,000	115,000	106,950	8,050	0	6,900 (3)	0
5	0	0	120,000	120,000	120,000	8,400	8,400	7,200	7,200
5.5	0	10,000	122,000	120,000 (4)	110,000 (4)	8,400	0	7,200 (4)	0
6	0	0	125,000	125,000	125,000	8,750	8,750	7,500	7,500
6.5	0	0	110,000	125,000	125,000	8,750	8,750	7,500	7,500
7	0	0	105,000	125,000	125,000	8,750	8,750	7,500	7,500
At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or PN program investment option changes), your spouse can continue to withdrawal up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your spouse’s death or the RBA is reduced to zero.
(1)
The Annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the Waiting Period, the RBP is the amount you can withdrawal without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdrawal without incurring the ALP excess withdrawal processing.
(2)
On the third anniversary (after the end of the Waiting Period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3)
The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4)
The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

134 RiverSource Signature Select Variable Annuity — Prospectus

Appendix E: SecureSource Series of Riders – Additional Required Minimum Distribution (RMD) Disclosure
This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the SecureSource series of riders to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days’ written notice to you.
For SecureSource Stages and SecureSource 20 riders, owners subject to annual RMD rules under Section 401(a)(9) of the Code, withdrawing from this contract during the waiting period to satisfy these rules will set your benefits to zero and you will not receive any future rider credit.
Amounts you withdraw from this contract (for SecureSource Stages and SecureSource 20 riders, amounts you withdraw from this contract after the waiting period) to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:
For SecureSource and SecureSource 20 riders:
(1)
If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year*,
•
Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.
•
Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.
•
Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.
•
Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the SecureSource series of riders.
(2)
If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current contract year,*
•
A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year*.
•
Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.
•
Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA. Withdrawals will not be considered excess withdrawals unless amounts withdrawn exceed combined RALP and LABA values.
•
Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource series of riders.
(3)
If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,
•
An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.
•
This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.
For SecureSource Stages and SecureSource Stages 2 riders:
(1)
Each calendar year, if your ALERMDA is greater than the ALP,
•
A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the ALP.
•
The LABA will be reduced by the total of the amount that each withdrawal in the current calendar year exceeds the RALP at the time of each withdrawal, but shall not be reduced to less than zero.
•
Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.
•
Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA. Withdrawals will not be considered excess withdrawals unless amounts withdrawn exceed combined RALP and LABA values.

RiverSource Signature Select Variable Annuity — Prospectus 135

•
Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource Stages and SecureSource Stages 2.
*
For SecureSource 20 riders, adjusted for any subsequent changes between 5% and 6% as described under “GBP Percentage and ALP Percentage”.
The ALERMDA is:
(1)
determined by us each calendar year (for SecureSource Stages and SecureSource 20 riders, starting with the calendar year in which the waiting period ends);
(2)
based on your initial purchase payment and not the entire interest value in the calendar year of contract issue and therefore may not be sufficient to allow you to withdraw your RMD without causing an excess withdrawal;
(3)
based solely on the value of the contract to which the SecureSource series rider is attached as of the date we make the determination;
(4)
based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and
(5)
based on the company’s understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:
1.
an individual retirement annuity (Section 408(b));
2.
a Roth individual retirement account (Section 408A);
3.
a Simplified Employee Pension plan (Section 408(k));
4.
a tax-sheltered annuity rollover (Section 403(b)).
In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your rider within the SecureSource series of riders may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.
In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years.
Please contact your tax advisor about the impact of those rules prior to purchasing one of the SecureSource series of riders.

136 RiverSource Signature Select Variable Annuity — Prospectus

Appendix F: Example – Benefit Protector Death Benefit Rider
Example of the Benefit Protector
Assumptions:
•
You purchase the contract with a payment of $100,000 and you (Current Contract) or you and the annuitant (Original Contract) are under age 70; and
•
You select the MAV Death Benefit.
During the first contract year the contract value grows to $105,000. The death benefit under the MAV Death Benefit equals the contract value, $105,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.
On the first contract anniversary the contract value grows to $110,000. The death benefit equals:
MAV Death Benefit (contract value):	$110,000
plus the Benefit Protector benefit which equals 40% of earnings at death
(MAV Death Benefit minus remaining purchase payments for the Current Contract or MAV Death Benefit minus payments not previously surrendered for the Original Contract):
0.40 × ($110,000 - $100,000) =	+4,000
Total death benefit of:	$114,000
On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
MAV Death Benefit (MAV):	$110,000
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($110,000 - $100,000) =	+4,000
Total death benefit of:	$114,000
During the third contract year the contract value remains at $105,000 and you request a partial surrender of $50,000, including the applicable 7% surrender charges. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the surrender is subject to a 7% surrender charge because your payment is in the third year of the surrender charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $47,235. We calculate purchase payments not previously surrendered as $100,000 – $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit equals:
MAV Death Benefit (MAV adjusted for partial surrenders):	$57,619
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($57,619 - $55,000) =	+1,048
Total death benefit of:	$58,667
On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old.
The death benefit equals:
MAV Death Benefit (contract value):	$200,000
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously surrendered that are one or more years old)	+55,000
Total death benefit of:	$255,000
During the tenth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit equals:
MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously surrendered that are one or more years old)	+55,000
Total death benefit of:	$305,000

RiverSource Signature Select Variable Annuity — Prospectus 137

During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old and the value of the Benefit Protector changes. The death benefit equals:
MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector benefit (40% of earnings at death up to a maximum of 100% of purchase payments not previously surrendered that are one or more years old)
0.40 × ($250,000 - $105,000) =	+58,000
Total death benefit of:	$308,000

138 RiverSource Signature Select Variable Annuity — Prospectus

Appendix G: Example – Benefit Protector Plus Death Benefit Rider
Example of the Benefit Protector Plus
Assumptions:
•
You purchase the contract with a payment of $100,000 and you (Current Contract) or you and the annuitant (Original Contract) are under age 70; and
•
you select the MAV Death Benefit.

During the first contract year the contract value grows to $105,000. The MAV Death Benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.

On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any benefit beyond what is provided by the Benefit Protector at this time. The death benefit equals:

MAV Death Benefit (contract value):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV Death Benefit minus remaining purchase payments for the Current Contract or MAV Death Benefit minus payments not previously surrendered for the Original Contract):

0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
MAV Death Benefit (MAV):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($110,000 – $100,000) =	+4,000
plus 10% of purchase payments made within 60 days of contract issue
and not previously surrendered: 0.10 × $100,000 =	+10,000
Total death benefit of:	$124,000
During the third contract year the contract value remains at $105,000 and you request a partial surrender of $50,000, including the applicable 7% surrender charge. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the surrender is subject to a 7% surrender charge because your payment is in the third year of the surrender charge schedule, so we will surrender $39,500 ($36,735 + $2,765 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $47,235. We calculate purchase payments not previously surrendered as $100,000 – $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit equals:

MAV Death Benefit (MAV adjusted for partial surrenders):	$57,619
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($57,619 – $55,000) =	+1,048
plus 10% of purchase payments made within 60 days of contract issue
and not previously surrendered: 0.10 × $55,000 =	+5,500
Total death benefit of:	$64,167
On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit equals:

MAV Death Benefit (contract value):	$200,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously surrendered that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously surrendered: 0.20 × $55,000 =	+11,000
Total death benefit of:	$266,000

RiverSource Signature Select Variable Annuity — Prospectus 139

During the tenth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit equals:

MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously surrendered that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously surrendered: 0.20 × $55,000 =	+11,000
Total death benefit of:	$316,000
During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit equals:

MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not previously surrendered):
0.40 × ($250,000 – $105,000) =	+58,000
plus 20% of purchase payments made within 60 days of contract issue
and not previously surrendered: 0.20 × $55,000 =	+11,000
Total death benefit of:	$319,000

140 RiverSource Signature Select Variable Annuity — Prospectus

Appendix H: Asset Allocation Program for Contracts With Applications Signed Before May 1, 2006
Asset Allocation Program
For contracts with applications signed before May 1, 2006, we offered an asset allocation program. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you are required to participate in the asset allocation program under the terms of the rider.
This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.
Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.
Under the asset allocation program, we have offered five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts, any GPAs that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts, any GPAs according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.
Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:
•
no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and
•
no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see “Charges and Adjustments – Adjustments – Market Value Adjustments”).
Under the asset allocation program, the subaccounts, any GPAs that make up the model portfolio you selected and the allocation percentages to those subaccounts, any GPAs will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.
If permitted under applicable securities law, we reserve the right to:
•
reallocate your current model portfolio to an updated version of your current model portfolio; or
•
substitute a fund of funds for your current model portfolio.
We also reserve the right to discontinue the asset allocation program. We will give you 30 days’ written notice of any such change.
If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.

RiverSource Signature Select Variable Annuity — Prospectus 141

Appendix I: Guarantor Withdrawal Benefit for Life Rider Disclosure
Guarantor Withdrawal Benefit for Life Rider
The Guarantor Withdrawal Benefit for Life rider is an optional benefit that you may select for an additional annual charge if(1):
•
your contract application is signed on or after May 1, 2006;
•
the rider is available in your state; and
•
you and the annuitant are 80 or younger on the date the contract is issued.
(1)
The Guarantor Withdrawal Benefit for Life rider is not available under an inherited qualified annuity.
You must elect the Guarantor Withdrawal Benefit for Life rider when you purchase your contract. The rider effective date will be the contract issue date.
The Guarantor Withdrawal Benefit for Life rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see “At Death” heading below) – even if the contract value is zero.
Your contract provides for annuity payouts to begin on the annuitization start date (see “Buying Your Contract – The Annuitization Date”). Before the annuitization start date, you have the right to withdraw some or all of your contract value, less applicable administrative, surrender and rider charges imposed under the contract at the time of the withdrawal (see “ Surrenders”). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuitization start date, nor does it guarantee the length of time over which such withdrawals can be made before the annuitization start date.
The Guarantor Withdrawal Benefit for Life rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.
Under the terms of the Guarantor Withdrawal Benefit for Life rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see “Waiting period” heading below) and whether or not the lifetime withdrawal benefit has become effective:
(1)
The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are “Guaranteed Benefit Payment (GBP),” “Remaining Benefit Payment (RBP),” “Guaranteed Benefit Amount (GBA),” and “Remaining Benefit Amount (RBA).” See these headings below for more information.
(2)
The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see “At Death” heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero. Key terms associated with the lifetime withdrawal benefit are “Annual Lifetime Payment (ALP),” “Remaining Annual Lifetime Payment (RALP),” “Covered Person,” and “Annual Lifetime Payment Attained Age (ALPAA).” See these headings below for more information.
Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see “Annual Lifetime Payment Attained Age (ALPAA)” heading below).
Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life rider guarantees that you may take the following partial withdrawal amounts each contract year:
•
After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;
•
During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;
•
After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;
•
During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year.

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If you withdraw less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).
If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an “excess withdrawal” under the rider. Excess withdrawals trigger an adjustment of a benefit’s guaranteed amount, which may cause it to be reduced (see “GBA Excess Withdrawal Processing,” “RBA Excess Withdrawal Processing,” and “ALP Excess Withdrawal Processing” headings below).
Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.
If your withdrawals exceed the greater of the RBP or the RALP, surrender charges under the terms of the contract may apply (see “Charges and Adjustments – Transaction Expenses – Surrender Charge”). The amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. Market value adjustments, if applicable, will also be made (see “Charges and Adjustments – Adjustments – Market Value Adjustments”). We pay you the amount you request. Any partial surrenders you take under the contract will reduce the value of the death benefits (see “Benefits in Case of Death”). Upon full surrender of the contract, you will receive the remaining contract value less any applicable charges (see “Surrender”).
The rider’s guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see “Annual Step Up” heading below). If you exercise the annual step up election, the spousal continuation step up election (see “Spousal Continuation Step Up” heading below) or change your PN investment option, the rider charge may change (see “Charges and Adjustments”).
If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the third rider anniversary. You may take withdrawals after the waiting period without reversal of prior step ups.
You should consider whether the Guarantor Withdrawal Benefit for Life rider is appropriate for you because:
You will begin paying the rider charge as of the rider effective date, even if you do not begin taking withdrawals for many years. It is possible that your contract performance, fees and charges, and withdrawal pattern may be such that your contract value will not be depleted in your lifetime and you will not receive any monetary value under the rider.
•
Lifetime Withdrawal Benefit Limitations: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:
(a)
Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant (see “At Death” heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:
(i)
There are multiple contract owners – when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract); or
(ii)
The owner and the annuitant are not the same persons – if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.
(b)
Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.
(c)
When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit’s RBA at that time (see “Annual Lifetime Payment (ALP)” heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.
(d)
Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life rider will terminate.
•
Investment Allocation Restrictions: You must be invested in one of the approved investment options. These funds are expected to reduce our financial risks and expenses associated with certain living benefits. Although the funds’ investment strategies may help mitigate declines in your contract value due to declining equity markets, the funds’ investment strategies may also curb your contract value gains during periods of positive performance by the equity

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markets. Additionally, investment in the funds may decrease the number and amount of any benefit base increase opportunities. We reserve the right to add, remove or substitute approved investment options at any time and in our sole discretion in the future. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See “Making the Most of Your Contract – Portfolio Navigator Program and Portfolio Stabilizer Funds.”) You may allocate purchase payments to the DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen. Subject to state restrictions, we reserve the right to limit the number of investment options from which you can select based on the dollar amount of purchase payments you make.
•
Limitations on Purchase of Other Riders under this Contract: If you select the Guarantor Withdrawal Benefit for Life rider, you may not elect an Income Assurer Benefit rider or the Accumulation Protector Benefit rider.
•
Non-Cancelable: Once elected, the Guarantor Withdrawal Benefit for Life rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or after the annuitization start date.
•
Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions, which may limit your ability to make additional purchase payments to increase your contract value as you may have originally intended. For current purchase payment restrictions, please see “Buying Your Contract – Purchase Payments”.
•
Interaction with Total Free Amount (TFA) contract provision: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see “Charges and Adjustments – Transaction Expenses – Surrender Charge”). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract’s TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.
You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation:
•
Tax Considerations for Nonqualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see “Taxes – Nonqualified Annuities”). Withdrawals before age 59 ½ may incur a 10% IRS early withdrawal penalty and may be considered taxable income.
•
Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. Additionally, RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.
For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:
(1)
If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,
•
Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.
•
Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.
•
Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.
•
Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life rider.

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(2)
If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,
•
A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.
•
Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.
•
Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.
•
Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life rider.
(3)
If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,
•
An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.
•
This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.
The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:
(1)
determined by us each calendar year;
(2)
based solely on the value of the contract to which the Guarantor Withdrawal Benefit for Life rider is attached as of the date we make the determination; and
(3)
is otherwise based on the company’s understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:
1.
an individual retirement annuity (Section 408(b));
2.
a Roth individual retirement account (Section 408A);
3.
a Simplified Employee Pension plan (Section 408(k));
4.
a tax-sheltered annuity rollover (Section 403(b)).
We reserve the right to modify our administrative practice described above and will give you 30 days’ written notice of any such change.
In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.
In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.
•
Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships generally are not recognized as marriages for federal tax purposes. For additional information see “Taxes – Other – Spousal status” section of this prospectus.
•
Limitations on Tax-Sheltered Annuities (TSAs): Your right to take withdrawals is restricted if your contract is a TSA (see “TSA – Special Provisions”).
For an example, see “Examples of Guarantor Withdrawal Benefit for Life” below.
Key terms and provisions of the Guarantor Withdrawal Benefit for Life rider are described below:
Partial Withdrawals: A withdrawal of an amount that does not result in a full withdrawal of the contract. The partial withdrawal amount is a gross amount and will include any surrender charge and any market value adjustment.
Waiting period: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.
Guaranteed Benefit Amount (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see “Guaranteed Benefit Payment” below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

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The GBA is determined at the following times, calculated as described:
•
At contract issue – the GBA is equal to the initial purchase payment.
•
When you make additional purchase payments – each additional purchase payment has its own GBA equal to the amount of the purchase payment.
•
At step up – (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
When an individual RBA is reduced to zero – the GBA that is associated with that RBA will also be set to zero.
•
When you make a partial withdrawal during the waiting period and after a step up – Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.
•
When you make a partial withdrawal at any time and the amount withdrawn is:
(a)
less than or equal to the total RBP – the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment’s GBA remain unchanged.
(b)
is greater than the total RBP – GBA excess withdrawal processing will be applied to the GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.
GBA Excess Withdrawal Processing
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:
(a)
is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and
(b)
is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.
Remaining Benefit Amount (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract’s life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.
The RBA is determined at the following times, calculated as described:
•
At contract issue – the RBA is equal to the initial purchase payment.
•
When you make additional purchase payments – each additional purchase payment has its own RBA initially set equal to that payment’s GBA (the amount of the purchase payment).
•
At step up – (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
When you make a partial withdrawal during the waiting period and after a step up – Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.
•
When you make a partial withdrawal at any time and the amount withdrawn is:
(a)
less than or equal to the total RBP – the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment’s RBA is reduced in proportion to its RBP.
(b)
is greater than the total RBP – RBA excess withdrawal processing will be applied to the RBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.
RBA Excess Withdrawal Processing
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.
If there have been multiple purchase payments, both the total RBA and each payment’s RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment’s RBA will be reset in the following manner:
1.
The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and
2.
The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

146 RiverSource Signature Select Variable Annuity — Prospectus

Guaranteed Benefit Payment (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment’s RBA or 7% of that payment’s GBA, and the total GBP is the sum of the individual GBPs.
During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.
The GBP is determined at the following times, calculated as described:
•
At contract issue – the GBP is established as 7% of the GBA value.
•
At each contract anniversary – each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value.
•
When you make additional purchase payments – each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.
•
At step up – (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
When an individual RBA is reduced to zero – the GBP associated with that RBA will also be reset to zero.
•
When you make a partial withdrawal during the waiting period and after a step up – Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment’s GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.
•
When you make a partial withdrawal at any time and the amount withdrawn is:
(a)
less than or equal to the total RBP – the GBP remains unchanged.
(b)
is greater than the total RBP – each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.
Remaining Benefit Payment (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount maybe less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.
The RBP is determined at the following times, calculated as described:
•
At the beginning of each contract year during the waiting period and prior to any withdrawal — the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.
•
At the beginning of any other contract year – the RBP for each purchase payment is set equal to that purchase payment’s GBP.
•
When you make additional purchase payments – each additional purchase payment has its own RBP equal to that payment’s GBP.
•
At step up – (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
At spousal continuation – (see “Spousal Option to Continue the Contract” heading below).
•
When an individual RBA is reduced to zero – the RBP associated with that RBA will also be reset to zero.
•
When you make any partial withdrawal – the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment’s RBP is reduced proportionately. If you withdraw an amount greater than the RBP, GBA excess withdrawal processing and RBA excess withdrawal processing are applied and the amount available for future partial withdrawals for the remainder of the contract’s life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.
Covered Person: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The covered person is the oldest contract owner or annuitant. The covered person may change during the contract’s life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.

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Annual Lifetime Payment Attained Age (ALPAA): The covered person’s age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.
Annual Lifetime Payment (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see “At Death” heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.
During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.
The ALP is determined at the following times:
•
The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 — the ALP is established as 6% of the total RBA.
•
When you make additional purchase payments – each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.
•
At step ups – (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
At contract ownership change – (see “Spousal Option to Continue the Contract” and “Contract Ownership Change” headings below).
•
When you make a partial withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.
•
When you make a partial withdrawal at any time and the amount withdrawn is:
(a)
less than or equal to the RALP – the ALP remains unchanged.
(b)
is greater than the RALP – ALP excess withdrawal processing will be applied to the ALP. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.
ALP Excess Withdrawal Processing
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.
Remaining Annual Lifetime Payment (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.
The RALP is determined at the following times:
•
The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65, and:
(a)
During the waiting period and prior to any withdrawals – the RALP is established equal to 6% of purchase payments.
(b)
At any other time – the RALP is established equal to the ALP.
•
At the beginning of each contract year during the waiting period and prior to any withdrawals – the RALP is set equal to the total purchase payments, multiplied by 6%.
•
At the beginning of any other contract year – the RALP is set equal to ALP.
•
When you make additional purchase payments – each additional purchase payment increases the RALP by 6% of the amount of the purchase payment.
•
At step ups – (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
When you make any partial withdrawal – the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If you withdraw an amount greater than the RALP, ALP excess withdrawal processing is applied and the amount available for future partial withdrawals for the remainder of the contract’s life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

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Step Up Date: The date any step up becomes effective, and depends on the type of step up being applied (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
Annual Step Up: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.
The annual step up is subject to the following rules:
•
The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.
•
Only one step up is allowed each contract year.
•
If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the annual step up will not be available until the end of the waiting period.
•
If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.
•
If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.
•
The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.
•
Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP or RALP do not step up.
The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:
•
The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value (after charges are deducted) on the step up date.
•
The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value (after charges are deducted) on the step up date.
•
The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.
•
The total RBP will be reset as follows:
(a)
During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.
(b)
At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but never less than zero.
•
The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value (after charges are deducted) on the step up date.
•
The RALP will be reset as follows:
(a)
During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.
(b)
At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.
Spousal Option to Continue the Contract: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life rider also continues. However, if the covered spouse continues the contract as an inherited qualified annuity or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:
•
The GBA, RBA, and GBP values remain unchanged.
•
The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.
•
If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation – the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

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•
If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation – the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but will never be less than zero.
•
If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation – the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.
•
If the ALP has been established and the new covered person is age 65 or older as of the date of continuation – the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.
Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.
Spousal Continuation Step Up: If a surviving spouse elects to continue the contract, another elective step up option becomes available. However, if the covered spouse continues the contract as an inherited qualified annuity or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate. To exercise the step up, the spouse or the spouse’s investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse’s request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.
The spousal continuation step up is subject to the following rules:
•
If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.
It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days’ written notice of any such change.
At the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Annual Step-Up” heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse’s written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.
If Contract Value Reduces to Zero: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:
1)
The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:
(a)
receive the remaining schedule of GBPs until the RBA equals zero; or
(b)
wait until the rider anniversary on/following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.
We will notify you of this option. If no election is made, the ALP will be paid.
2)
The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:
(a)
the remaining schedule of GBPs until the RBA equals zero; or
(b)
the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero. We will notify you of this option. If no election is made, the ALP will be paid.
3)
The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.
4)
The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.

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Under any of these scenarios:
•
The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;
•
We will no longer accept additional purchase payments;
•
You will no longer be charged for the rider;
•
Any attached death benefit riders will terminate; and
•
The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.
The Guarantor Withdrawal Benefit for Life rider and the contract will terminate under either of the following two scenarios:
•
If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract.
•
If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.
At Death: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see “Benefits in Case of Death”) or the annuity payout option (see “Guaranteed Withdrawal Benefit Annuity Payout Option” heading below).
If the contract value equals zero and the death benefit becomes payable, the following will occur:
•
If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.
•
If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.
•
If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.
•
If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.
•
If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.
Contract Ownership Change: If the contract changes ownership (see “Changing Ownership”), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.
•
If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date – the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.
•
If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date – the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.
•
If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date – the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.
•
If the ALP has been established and the new covered person is age 65 or older as of the ownership change date – the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

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Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.
Guaranteed Withdrawal Benefit Annuity Payout Option: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life rider.
Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).
This option may not be available if the contract is issued to qualify under Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.
This annuity payout option may also be elected by the beneficiary of a contract as a settlement option if payments begin no later than one year after your death and the payout period does not extend beyond the beneficiary’s life or life expectancy.
Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.
Rider Termination
The Guarantor Withdrawal Benefit for Life rider cannot be terminated either by you or us except as follows:
1.
Annuity payouts under an annuity payout plan will terminate the rider.
2.
Termination of the contract for any reason will terminate the rider.
Examples of the Guarantor Withdrawal Benefit for Life
Example #1: Covered person has not reached age 65 at the time the contract and rider are purchased.
Assumptions:
•
You purchase the contract with a payment of $100,000.
•
You are the sole owner and also the annuitant. You are age 60.
•
You make no additional payments to the contract.
•
Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
At Issue	$100,000	$N/A	$100,000	$100,000	$100,000	$7,000	$7,000	$N/A	$N/A
0.5	0	7,000	92,000	100,000	93,000	7,000	0	N/A	N/A
1	0	0	91,000	100,000	93,000	7,000	7,000	N/A	N/A
1.5	0	7,000	83,000	100,000	86,000	7,000	0	N/A	N/A
2	0	0	81,000	100,000	86,000	7,000	7,000	N/A	N/A
5	0	0	75,000	100,000	86,000	7,000	7,000	5,160 (1)	5,160 (1)
5.5	0	5,160	70,000	100,000	80,840	7,000	1,840	5,160	0
6	0	0	69,000	100,000	80,840	7,000	7,000	5,160	5,160
6.5	0	7,000	62,000	100,000	73,840	7,000	0	3,720 (2)	0
7	0	0	70,000	100,000	73,840	7,000	7,000	4,200	4,200
7.5	0	10,000	51,000	51,000 (3)	51,000 (3)	3,570	0	3,060 (3)	0
8	0	0	55,000	55,000	55,000	3,850	3,850	3,300	3,300
At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.
(1)
The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65.

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(2)
The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(3)
The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
Example #2: Covered person has reached 65 at the time the contract and rider are purchased.
Assumptions:
•
You purchase the contract with a payment of $100,000.
•
You are the sole owner and also the annuitant. You are age 65.
•
You make no additional payments to the contract.
•
Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
At Issue	$100,000	$N/A	$100,000	$100,000	$100,000	$7,000	$7,000	$6,000	$6,000
1	0	0	105,000	105,000	105,000	7,350	7,000 (1)	6,300	6,000 (1)
2	0	0	110,000	110,000	110,000	7,700	7,000 (1)	6,600	6,000 (1)
3	0	0	110,000	110,000	110,000	7,700	7,700 (2)	6,600	6,600 (2)
3.5	0	6,600	110,000	110,000	103,400	7,700	1,100	6,600	0
4	0	0	115,000	115,000	115,000	8,050	8,050	6,900	6,900
4.5	0	8,050	116,000	115,000	106,950	8,050	0	6,900 (3)	0
5	0	0	120,000	120,000	120,000	8,400	8,400	7,200	7,200
5.5	0	10,000	122,000	120,000 (4)	110,000 (4)	8,400	0	7,200 (4)	0
6	0	0	125,000	125,000	125,000	8,750	8,750	7,500	7,500
At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.
(1)
The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2)
On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3)
The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4)
The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

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Appendix J: Guarantor Withdrawal Benefit Rider Disclosure
Guarantor Withdrawal Benefit Rider
We have offered two versions of the Guarantor Withdrawal Benefit that have been referred to in previous disclosure as Rider A and Rider B. The description of the Guarantor Withdrawal Benefit in this section applies to both Rider A and Rider B, unless noted otherwise. Rider B is no longer available for purchase.
The Guarantor Withdrawal Benefit is an optional benefit that was offered for an additional annual charge if(1):
Rider A
•
your contract application was signed on or after April 30, 2005 in those states where the SecureSource rider and/or the Guarantor Withdrawal Benefit for Life rider are/were not available;
•
you and the annuitant were 79 or younger on the date the contract was issued.
Rider B
•
your contract application was signed prior to April 29, 2005;
•
the rider was available in your state; and
•
you and the annuitant were 79 or younger on the date the contract was issued.
(1)
The Guarantor Withdrawal Benefit is not available under an inherited qualified annuity.
You must elect the Guarantor Withdrawal Benefit rider when you purchase your contract (original rider). The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.
We will offer you the option of replacing the original rider with a new Guarantor Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.
The Guarantor Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a surrender charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP – the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments for the first three years, and the GBP in all other years.
If you withdraw an amount greater than the allowed amount in a contract year, we call this an “excess withdrawal” under the rider. If you make an excess withdrawal under the rider:
•
surrender charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;
•
the guaranteed benefit amount will be adjusted as described below; and
•
the remaining benefit amount will be adjusted as described below.
For a partial withdrawal that is subject to a surrender charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge (see “Charges and Adjustments – Transaction Expenses – Surrender Charge”). Market value adjustments, if applicable, will also be made (see “Charges and Adjustments – Adjustments – Market Value Adjustments”). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see “Benefits in Case of Death”). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see “Surrenders”).
Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuitization start date. If you select the Guarantor Withdrawal Benefit rider, you may not select an Income Assurer Benefit rider or the Accumulation Protector Benefit rider. If you exercise the annual step up election (see “Elective Step Up” and “Annual Step Up” below), the special spousal continuation step up election (see “Spousal Continuation and Special Spousal Continuation Step Up” below) or change your Portfolio Navigator model portfolio, the rider charge may change (see “Charges and Adjustments”).

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You should consider whether the Guarantor Withdrawal Benefit is appropriate for you because:
You will begin paying the rider charge as of the rider effective date, even if you do not begin taking withdrawals for many years. It is possible that your contract performance, fees and charges, and withdrawal pattern may be such that your contract value will not be depleted in your lifetime and you will not receive any monetary value under the rider.
•
Investment Allocation Restrictions: You must elect one of the approved investment options if you purchase a contract on or after May 1, 2006 with this rider (see “Making the Most of Your Contract – Portfolio Navigator Program and Portfolio Stabilizer funds”). These funds are expected to reduce our financial risks and expenses associated with certain living benefits and death benefits. Although the funds’ investment strategies may help mitigate declines in your contract value due to declining equity markets, the funds’ investment strategies may also curb your contract value gains during periods of positive performance by the equity markets. Additionally, investment in the funds may decrease the number and amount of any benefit base increase opportunities. We reserve the right to add, remove, or substitute approved investment options in the future. If you selected this Guarantor Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see “Appendix H: Asset Allocation Program for Contracts Purchased Before May 1, 2006”), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. This requirement limits your choice of investment options. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. You may allocate purchase payments to the DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen.
•
Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions, which may limit your ability to make additional purchase payments to increase your contract value as you may have originally intended. For current purchase payment restrictions, please see “Buying Your Contract – Purchase Payments”.
•
Interaction with the Total Free Amount (FA) contract provision: The FA is the amount you are allowed to withdraw in each contract year without incurring a surrender charge (see “Charges and Adjustments – Transaction Expenses – Surrender Charge”). The FA may be greater than GBP under this rider. Any amount you withdraw under the contract’s FA provision that exceeds the GBP is subject to the excess withdrawal processing for the GBA and RBA described below.
•
Rider A – Limitations on Purchase of Other Riders under this Contract: If you select the Guarantor Withdrawal Benefit rider, you may not elect the Accumulation Protector Benefit rider.
•
Non-Cancelable: Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or after the annuitization start date.
You should consult your tax advisor if you have any questions about the use of this rider in your tax situation:
•
Tax Considerations for Non-Qualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see “Taxes – Nonqualified Annuities”). Withdrawals are taxable to the extent of earnings. Withdrawals before age 59½ may also incur a 10% IRS early withdrawal penalty.
•
Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal processing described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days’ written notice of any such change.
For owners subject to RMD rules under Section 401(a)(9), our current administrative practice under both the original and the enhanced riders is to allow amounts you withdraw to satisfy these rules without applying excess withdrawal processing under terms of the rider, subject to the following rules:
(1)
If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.
(2)
Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.
(3)
Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.

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(4)
Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor Withdrawal Benefit rider.
The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:
(1)
determined by us each calendar year;
(2)
based solely on the value of the contract to which the Guarantor Withdrawal Benefit rider is attached as of the date we make the determination; and
(3)
based on the company’s understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:
1.
an individual retirement annuity (Section 408(b));
2.
a Roth individual retirement account (Section 408A);
3.
a Simplified Employee Pension plan (Section 408(k));
4.
a tax-sheltered annuity rollover (Section 403(b)).
We reserve the right to modify our administrative practice described above and will give you 30 days’ written notice of any such change.
In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.
Please note that RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.
In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.
•
Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships generally are not recognized as marriages for federal tax purposes. For additional information see “Taxes – Other – Spousal status” section of this prospectus.
•
Limitations on Tax-Sheltered Annuities (TSAs): Your right to take withdrawals is restricted if your contract is a TSA (see “TSA – Special Provisions”). You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;
The terms “Guaranteed Benefit Amount” and “Remaining Benefit Amount” are described below. Each is used in the operation of the GBP, the RBP, the elective step up, the annual step up, the special spousal continuation step up and the Guaranteed Withdrawal Benefit Annuity Payout Option.
Guaranteed Benefit Amount
The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, , adjusted for subsequent purchase payments, , partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.
The GBA is determined at the following times:
•
At contract issue — the GBA is equal to the initial purchase payment;
•
When you make additional purchase payments – each additional purchase payment has its own GBA equal to the amount of the purchase payment. The total GBA when an additional purchase payment are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;
•
At step up – (see “Elective Step Up” and “Annual Step Up” headings below).
•
When you make a partial withdrawal:
(a)
and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP – the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

156 RiverSource Signature Select Variable Annuity — Prospectus

(b)
and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP – the following excess withdrawal processing will be applied to the GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:
(c)
under the original rider in a contract year after a step up but before the third contract anniversary – the following excess withdrawal processing will be applied to the GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:
GBA Excess Withdrawal Processing
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:
(a)
is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and
(b)
is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.
Remaining Benefit Amount
The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.
The RBA is determined at the following times:
•
At contract issue – the RBA is equal to the initial purchase payment;
•
When you make additional purchase payments – each additional purchase payment has its own RBA equal to the amount of the purchase payment. The total RBA when an additional purchase payment are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;
•
At step up – (see “Elective Step Up” and “Annual Step Up” headings below).
•
When you make a partial withdrawal:
(a)
and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP – the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;
(b)
and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP – the following excess withdrawal processing will be applied to the RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;
(c)
under the original rider after a step up but before the third contract anniversary – the following excess withdrawal processing will be applied to the RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;
RBA Excess Withdrawal Processing
The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.
If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment’s RBA in the following manner:
The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.
Guaranteed Benefit Payment
Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.
Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.
Rider A: Under the original rider, the GBP is equal to 7% of the GBA. Under the enhanced rider, the GBP is the lesser of (a) 7% of the GBA, or (b) the RBA. Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

RiverSource Signature Select Variable Annuity — Prospectus 157

Rider B: Under both the original and enhanced riders, the GBP is the lesser of (a) 7% of the GBA; or (b) the RBA. If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.
Remaining Benefit Payment
Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.
Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.
Each additional purchase payment has its own RBP established equal to that payment’s GBP. The total RBP is equal to the sum of the individual RBPs.
Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.
Elective Step Up (under the original rider only)
You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.
The elective step up is subject to the following rules:
•
if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;
•
if you take any withdrawals during the first three years, the annual elective step up will not be available until the third contract anniversary;
•
if you step up but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal processing discussed under the “Guaranteed Benefit Amount” and “Remaining Benefit Amount” headings above; and
•
you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.
You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.
Rider A: You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:
•
The effective date of the elective step up is the valuation date we receive your written request to step up.
•
The RBA will be increased to an amount equal to the contract value (after charges are deducted) on the valuation date we receive your written request to step up.
•
The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value (after charges are deducted) on the valuation date we receive your written request to step up.
•
The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.
•
The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.
Rider B: You may only step up if your contract anniversary value is greater than the RBA. The elective step up will be determined as follows:
•
The effective date of the elective step up is the contract anniversary.
•
The RBA will be increased to an amount equal to the contract anniversary value (after charges are deducted).
•
The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract anniversary value (after charges are deducted).
•
The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.
•
The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.

158 RiverSource Signature Select Variable Annuity — Prospectus

Annual Step Up (under the enhanced rider only)
Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP and RBP, and may extend the payment period or increase allowable payment.
•
The annual step up is subject to the following rules:
•
The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.
•
If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.
•
If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.
•
Only one step up is allowed each contract year.
•
If you take any withdrawals during the first three years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;
•
You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.
The annual step up will be determined as follows:
•
The RBA will be increased to an amount equal to the contract value (after charges are deducted) on the step up date.
•
The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value (after charges are deducted) on the step up date.
•
The GBP will be calculated as described earlier, but based on the increased GBA and RBA.
•
The RBP will be reset as follows:
(a)
Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.
(b)
At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.
Spousal Continuation and Special Spousal Continuation Step Up
If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. However, if the covered spouse continues the contract as an inherited qualified annuity or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.
Rider A: A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse’s election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse’s written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.
It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days’ written notice of any such change.
At the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Annual Step-Up” heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse’s written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

RiverSource Signature Select Variable Annuity — Prospectus 159

Rider B: A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up. Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse’s written request to continue the contract and the death benefit that would otherwise have been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse’ written request to continue the contract and the death benefit that would otherwise have been paid.
Guaranteed Withdrawal Benefit Annuity Payout Option
Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit. Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).
This annuity payout option may also be elected by the beneficiary of a contract as a settlement option if payments begin no later than one year after your death and the payout period does not extend beyond the beneficiary’s life or life expectancy. Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.
If Contract Value Reduces to Zero
If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:
•
you will be paid according to the annuity payout option described above;
•
we will no longer accept additional purchase payments;
•
you will no longer be charged for the rider;
•
any attached death benefit riders will terminate; and
•
the death benefit becomes the remaining payments under the annuity payout option described above.
If the contract value falls to zero and the RBA is depleted, the Guarantor Withdrawal Benefit rider and the contract will terminate.
Example of the Guarantor Withdrawal Benefit (applies to Rider A and Rider B)
Assumptions:
•
You purchase the contract with a payment of $100,000.

The Guaranteed Benefit Amount (GBA) equals your purchase payment:	$100,000
The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
0.07 × $100,000=	$7,000
The Remaining Benefit Amount (RBA) equals your purchase payment:	$100,000
On the first contract anniversary the contract value grows to $110,000. You decide to step up your benefit.
The RBA equals 100% of your contract value:	$110,000
The GBA equals 100% of your contract value:	$110,000
The GBP equals 7% of your stepped-up GBA:
0.07 × $110,000=	$7,700
During the fourth contract year you decide to take a partial withdrawal of $7,700.
You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
$110,000 – $7,700=	$102,300
The GBA equals the GBA immediately prior to the partial withdrawal:	$110,000
The GBP equals 7% of your GBA:
0.07 × $110,000=	$7,700
On the fourth contract anniversary you make an additional purchase payment of $50,000.
The new RBA for the contract is equal to your prior RBA plus 100% of the additional purchase payment:
$102,300+$50,000=	$152,300
The new GBA for the contract is equal to your prior GBA plus 100% of the additional purchase payment:
$110,000+$50,000=	$160,000

160 RiverSource Signature Select Variable Annuity — Prospectus

The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment:
$7,700+$3,500=	$11,200
On the fifth contract anniversary your contract value grows to $200,000. You decide to step up your benefit.
The RBA equals 100% of your contract value:	$200,000
The GBA equals 100% of your contract value:	$200,000
The GBP equals 7% of your stepped-up GBA:
0.07 × $200,000=	$14,000
During the seventh contract year your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:

(1) your contract value immediately following the partial withdrawal;
$230,000 – $20,000=	$210,000
(2) your prior RBA less the amount of the partial withdrawal.
$200,000 – $20,000=	$180,000
Reset RBA = lesser of (1) or (2) =	$180,000
The GBA gets reset to the lesser of:
(1) your prior GBA;	$200,000
(2) your contract value immediately following the partial withdrawal;
$230,000 – $20,000=	$210,000
Reset GBA = lesser of (1) or (2) =	$200,000
The Reset GBP is equal to 7% of your Reset GBA:
0.07 × $200,000=	$14,000
During the eighth contract year your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:

(1) your contract value immediately following the partial withdrawal;
$175,000 – $25,000=	$150,000
(2) your prior RBA less the amount of the partial withdrawal.
$180,000 – $25,000=	$155,000
Reset RBA = lesser of (1) or (2) =	$150,000
The GBA gets reset to the lesser of:
(1) your prior GBA;	$200,000
(2) your contract value immediately following the partial withdrawal;
$175,000 – $25,000=	$150,000
Reset GBA = lesser of (1) or (2) =	$150,000
The Reset GBP is equal to 7% of your Reset GBA:
0.07 × $150,000=	$10,500

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Appendix K: Income Assurer Benefit Riders
The following three optional Income Assurer Benefit riders were available under your contract if you your contract application was signed prior to May 1, 2007. These riders are no longer available for purchase.
•
Income Assurer Benefit – MAV;
•
Income Assurer Benefit – 5% Accumulation Benefit Base; or
•
Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.
The Income Assurer Benefit riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.
The general information in this section applies to each Income Assurer Benefit rider. This section is followed by a description of each specific Income Assurer Benefit rider and how it is calculated.
You should consider whether an Income Assurer Benefit rider is appropriate for you because:
•
you must participate in the PN program if you purchase a contract on or after May 1, 2006 with this rider (see “Making the Most of Your Contract — Portfolio Navigator Program”). If you selected this rider before May 1, 2006, you must participate in the asset allocation program (see “Making the Most of Your Contract — Asset Allocation Program”), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The PN program and the asset allocation program limit your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to other contract owners who do not elect this rider.
•
if you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether an Income Assurer Benefit is appropriate for you (see “Taxes — Qualified Annuities — Required Minimum Distributions”). Partial withdrawals you take from the contract, including those used to satisfy RMDs, will reduce the guaranteed income benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payouts available under the rider. Consult a tax advisor before you purchase any Income Assurer Benefit rider with a qualified annuity;
•
you must hold the Income Assurer Benefit for 10 years unless you elect to terminate the rider within 30 days following the first anniversary after the effective date of the rider;
•
the 10-year waiting period may be restarted if you elect to change the PN program investment option to one that causes the rider charge to increase (see “Charges — Income Assurer Benefit”);
•
the Income Assurer Benefit rider terminates* 30 days following the contract anniversary after the annuitant’s 86th birthday; and
•
you can only exercise the Income Assurer Benefit within 30 days after a contract anniversary following the expiration of the 10-year waiting period.
*
The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday, however, if you exercise the Income Assurer Benefit rider before this time, your benefits will continue according to the annuity payout plan you have selected.
If the Income Assurer Benefit rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose this optional benefit at the time you purchase your contract for an additional charge. The amount of the charge is determined by the Income Assurer Benefit you select (see “Charges — Income Assurer Benefit Rider Fee”). The effective date of the rider will be the contract issue date. The Guarantor Withdrawal Benefit for life, Guarantor Withdrawal Benefit and the Accumulation Protector Benefit riders are not available with any Income Assurer Benefit rider. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether an Income Assurer Benefit rider is appropriate for your situation because of the 10-year waiting period requirement. Be sure to discuss with your investment professional whether an Income Assurer Benefit rider is appropriate for your situation.

162 RiverSource Signature Select Variable Annuity — Prospectus

Here are some general terms that are used to describe the Income Assurer Benefit riders in the sections below:
Guaranteed Income Benefit Base: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit. Your annuitization payout will never be less than that provided by your contract value.
Excluded Investment Options: These investment options are listed in your contract under contract data and will include the Columbia Variable Portfolio – Government Money Market Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders’ variable account floor for the Income Assurer Benefit – 5% Accumulation Benefit Base and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.
Excluded Payments: These are purchase payments paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.
Proportionate Adjustments for Partial Withdrawals: These are calculated as the product of (a) times (b) where:
(a)
is the ratio of the amount of the partial withdrawal (including any surrender charges or MVA) to the contract value on the date of (but prior to) the partial withdrawal, and
(b)
is the benefit on the date of (but prior to) the partial withdrawal.
Protected Investment Options: All investment options available under this contract that are not defined as excluded investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit – 5% Accumulation Benefit Base and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.
Waiting Period: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your PN program investment option to one that causes the rider charge to increase.
The following are general provisions that apply to each Income Assurer Benefit:
Exercising the Rider
Rider exercise conditions are:
•
you may only exercise the Income Assurer Benefit rider within 30 days after any contract anniversary following the expiration of the waiting period;
•
the annuitant on the annuitization start date must be between 50 to 86 years old; and
•
you can only take an annuity payment in one of the following annuity payout plans:

Plan A	—	Life Annuity – No Refund;
Plan B	—	Life Annuity with Ten or Twenty Years Certain;
Plan D	—	Joint and Last Survivor Life Annuity – No Refund;
	—	Joint and Last Survivor Life Annuity with Twenty Years Certain; or
Plan E	—	Twenty Years Certain.
After the expiration of the waiting period, the Income Assurer Benefit rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.
If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. Exception: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.
•
If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.
•
If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

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Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” with 100% Projection Scale G and a 2.0% interest rate for contracts purchased on or after May 1, 2006 and if available in your state.(1) These are the same rates used in Table B of the contract (see “The Annuity Payout Period — Annuity Tables.”) Your annuity payouts remain fixed for the lifetime of the annuity payout period.
First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:
Pt-1 (1 + i)	=	Pt
1.05

Pt-1	=	prior annuity payout
Pt	=	current annuity payout
i	=	annualized subaccount performance
Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.
(1)
For all other contracts, the guaranteed annuity purchase rates are based on the “1983 Individual Annuitant Mortality Table A” with 100% Projection Scale G and a 2.0% interest rate.
Terminating the Rider
Rider termination conditions are:
•
you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;
•
you may terminate the rider any time after the expiration of the waiting period;
•
the rider will terminate on the date you make a full surrender from the contract, or annuitization begins, or on the date that a death benefit is payable; and
•
the rider will terminate* 30 days following the contract anniversary after the annuitant’s 86th birthday.
*
The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday, however, if you exercise the Income Assurer Benefit rider before this time, your benefits will continue according to the annuity payout plan you have selected.
You may select one of the Income Assurer Benefit riders described below:
Income Assurer Benefit – MAV
The guaranteed income benefit base for the Income Assurer Benefit – MAV is the greater of these three values:
1.
contract value; or
2.
the total purchase payments made to the contract minus proportionate adjustments for partial surrenders; or
3.
the maximum anniversary value.
Maximum Anniversary Value (MAV) — is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:
(a)
current contract value; or
(b)
total payments made to the contract minus proportionate adjustments for partial surrenders.
Thereafter, we increase the MAV by any additional purchase payments and reduce the MAV by proportionate adjustments for partial surrenders. Every contract anniversary after that prior to the earlier of your or the annuitant’s 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.
If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of these three values:
1.
contract value less the market value adjusted excluded payments; or
2.
total purchase payments, less excluded payments, less proportionate adjustments for partial surrenders; or
3.
the MAV, less market value adjusted excluded payments.

164 RiverSource Signature Select Variable Annuity — Prospectus

Market Value Adjusted Excluded Payments are calculated as the sum of each excluded purchase payment multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, any credits, and partial surrenders occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.
Income Assurer Benefit – 5% Accumulation Benefit Base
The guaranteed income benefit base for the Income Assurer Benefit – 5% Accumulation Benefit Base is the greater of these three values:
1.
contract value; or
2.
the total purchase payments made to the contract minus proportionate adjustments for partial surrenders; or
3.
the 5% variable account floor.
5% Variable Account Floor – is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.
The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:
•
the total purchase payments made to the protected investment options minus adjusted partial surrenders and transfers from the protected investment options; plus
•
an amount equal to 5% of your initial purchase payment allocated to the protected investment options.
On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and subtracting adjusted surrenders and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant’s 81st birthday, we increase the variable account floor by adding the amount (“roll-up amount”) equal to 5% of the prior contract anniversary’s variable account floor.
The amount of purchase payment surrendered from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:
(a)
is the amount of purchase payment in the investment options being surrendered or transferred on the date of but prior to the current surrender or transfer; and
(b)
is the ratio of the amount of the transfer or surrender to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current surrender or transfer.
The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant’s 81st birthday is zero.
Adjusted surrenders and adjusted transfers for the variable account floor are equal to the amount of the surrender or transfer from the protected investment options as long as the sum of the surrenders and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.
If the current surrender or transfer from the protected investment options plus the sum of all prior surrenders and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted surrender or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:
(a)
is the roll-up amount from the prior contract anniversary less the sum of any surrenders and transfers made from the protected investment options in the current policy year but prior to the current surrender or transfer. However, (a) can not be less than zero; and
(b)
is the variable account floor on the date of (but prior to) the current surrender or transfer from the protected investment options less the value from (a); and
(c)
is the ratio of [the amount of the current surrender (including any surrender charges or MVA) or transfer from the protected investment options less the value from (a)]to [the total in the protected investment options on the date of (but prior to) the current surrender or transfer from the protected investment options less the value from (a)].
If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of these three values:
1.
contract value less the market value adjusted excluded payments (described above); or
2.
total purchase payments, less excluded payments, less proportionate adjustments for partial surrenders; or

RiverSource Signature Select Variable Annuity — Prospectus 165

3.
the 5% variable account floor, less 5% adjusted excluded payments.
5% Adjusted Excluded Payments are calculated as the sum of each excluded payment and any credit accumulated at 5% for the number of full contract years they have been in the contract.
Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base
The guaranteed income benefit base for the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:
1.
the contract value;
2.
the total purchase payments made to the contract minus proportionate adjustments for partial surrenders;
3.
the MAV (described above); or
4.
the 5% variable account floor (described above).
If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of:
1.
contract value less the market value adjusted excluded payments (described above);
2.
total purchase payments, less excluded payments, less proportionate adjustments for partial surrenders;
3.
the MAV, less market value adjusted excluded payments (described above); or
4.
the 5% variable account floor, less 5% adjusted excluded payments (described above).
Examples of the Income Assurer Benefit Riders
The purpose of these examples is to illustrate the operation of the Income Assurer Benefit Riders. The examples compare payouts available under the contract’s standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. The contract values shown are hypothetical and do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as “protected investment options”) and the fees and charges that apply to your contract.
For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity – No Refund.
Remember that the riders require you to participate in the PN program. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some PN program investment options include protected investment options and excluded investment options (Columbia Variable Portfolio – Government Money Market Fund, and if available under the contract, GPAs and/or the one-year fixed account). Excluded Investment Options are not included in calculating the 5% variable account floor under the Income Assurer Benefit – 5% Accumulation Benefit Base rider and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in PN program investment options.
Assumptions:
You purchase the contract during the 2006 calendar year with a payment of $100,000; and
•
you invest all contract value in the subaccounts (protected investment options); and
•
you make no additional purchase payments, partial surrenders or changes in PN program investment option; and
•
the annuitant is male and age 55 at contract issue; and
•
the joint annuitant is female and age 55 at contract issue.

166 RiverSource Signature Select Variable Annuity — Prospectus

Example – Income Assurer Benefit – MAV
Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:
Contract Anniversary	Assumed Contract Value	Purchase Payments	Maximum Anniversary Value (MAV)(1)	Guaranteed Income Benefit Base – MAV(2)
1	$108,000	$100,000	$108,000	$108,000
2	125,000	none	125,000	125,000
3	132,000	none	132,000	132,000
4	150,000	none	150,000	150,000
5	85,000	none	150,000	150,000
6	121,000	none	150,000	150,000
7	139,000	none	150,000	150,000
8	153,000	none	153,000	153,000
9	140,000	none	153,000	153,000
10	174,000	none	174,000	174,000
11	141,000	none	174,000	174,000
12	148,000	none	174,000	174,000
13	208,000	none	208,000	208,000
14	198,000	none	208,000	208,000
15	203,000	none	208,000	208,000
(1)
The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2)
The Guaranteed Income Benefit Base – MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – MAV does not create contract value or guarantee the performance of any investment option.
Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:
Contract Anniversary at Exercise	Standard Provisions			IAB – MAV Provisions
	Assumed Contract Value	New Table(1) Plan B – Life with 10 Years Certain(2)	Old Table(1) Plan B – Life with 10 Years Certain(2)	IAB – MAV Benefit Base	New Table(1) Plan B – Life with 10 Years Certain(2)	Old Table(1) Plan B – Life with 10 Years Certain(2)
10	$174,000	$772.56	$774.30	$174,000	$772.56	$774.30
11	141,000	641.55	642.96	174,000	791.70	793.44
12	148,000	691.16	692.64	174,000	812.58	814.32
13	208,000	996.32	998.40	208,000	996.32	998.40
14	198,000	974.16	976.14	208,000	1,023.36	1,025.44
15	203,000	1,025.15	1,027.18	208,000	1,050.40	1,052.48
(1)
Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

RiverSource Signature Select Variable Annuity — Prospectus 167

Plan D – Joint and Last Survivor Life Annuity – No Refund
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D – Joint and Last Survivor Life Annuity – No Refund would be:
Contract Anniversary at Exercise	Standard Provisions			IAB – MAV Provisions
	Assumed Contract Value	New Table(1) Plan D – Last Survivor No Refund(2)	Old Table(1) Plan D – Last Survivor No Refund(2)	IAB – MAV Benefit Base	New Table(1) Plan D – Last Survivor No Refund(2)	Old Table(1) Plan D – Last Survivor No Refund(2)
10	$174,000	$629.88	$622.92	$174,000	$629.88	$622.92
11	141,000	521.70	516.06	174,000	643.80	636.84
12	148,000	559.44	553.52	174,000	657.72	650.76
13	208,000	807.04	796.64	208,000	807.04	796.64
14	198,000	786.06	778.14	208,000	825.76	817.44
15	203,000	826.21	818.09	208,000	846.56	838.24
(1)
Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.
NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.
Example – Income Assurer Benefit – 5% Accumulation Benefit Base
Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:
Contract Anniversary	Assumed Contract Value	Purchase Payments	5% Accumulation Benefit Base(1)	Guaranteed Income Benefit Base – 5% Accumulation Benefit Base(2)
1	$108,000	$100,000	$105,000	$108,000
2	125,000	none	110,250	125,000
3	132,000	none	115,763	132,000
4	150,000	none	121,551	150,000
5	85,000	none	127,628	127,628
6	121,000	none	134,010	134,010
7	139,000	none	140,710	140,710
8	153,000	none	147,746	153,000
9	140,000	none	155,133	155,133
10	174,000	none	162,889	174,000
11	141,000	none	171,034	171,034
12	148,000	none	179,586	179,586
13	208,000	none	188,565	208,000
14	198,000	none	197,993	198,000
15	203,000	none	207,893	207,893
(1)
The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2)
The Guaranteed Income Benefit Base – 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

168 RiverSource Signature Select Variable Annuity — Prospectus

Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:
Contract Anniversary at Exercise	Standard Provisions			IAB – 5% RF Provisions
	Assumed Contract Value	New Table(1) Plan B – Life with 10 Years Certain(2)	Old Table(1) Plan B – Life with 10 Years Certain(2)	IAB – 5% RF Benefit Base	New Table(1) Plan B – Life with 10 Years Certain(2)	Old Table(1) Plan B – Life with 10 Years Certain(2)
10	$174,000	$772.56	$774.30	$174,000	$772.56	$774.30
11	141,000	641.55	642.96	171,034	778.20	779.91
12	148,000	691.16	692.64	179,586	838.66	840.46
13	208,000	996.32	998.40	208,000	996.32	998.40
14	198,000	974.16	976.14	198,000	974.16	976.14
15	203,000	1,025.15	1,027.18	207,893	1,049.86	1,051.94
(1)
Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.
Plan D – Joint and Last Survivor Life Annuity – No Refund
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the sale for the first year of a variable annuity option) on Plan D – Joint and Last Survivor Life Annuity – No Refund would be:
Contract Anniversary at Exercise	Standard Provisions			IAB – 5% RF Provisions
	Assumed Contract Value	New Table(1) Plan D – Last Survivor No Refund(2)	Old Table(1) Plan D – Last Survivor No Refund(2)	IAB – 5% RF Benefit Base	New Table(1) Plan D – Last Survivor No Refund(2)	Old Table(1) Plan D – Last Survivor No Refund(2)
10	$174,000	$629.88	$622.92	$174,000	$629.88	$622.92
11	141,000	521.70	516.06	171,034	632.83	625.98
12	148,000	559.44	553.52	179,586	678.83	671.65
13	208,000	807.04	796.64	208,000	807.04	796.64
14	198,000	786.06	778.14	198,000	786.06	778.14
15	203,000	826.21	818.09	207,893	846.12	837.81
(1)
Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.
NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

RiverSource Signature Select Variable Annuity — Prospectus 169

Example – Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base
Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:
Contract Anniversary	Assumed Contract Value	Purchase Payments	Maximum Anniversary Value(1)	5% Accumulation Benefit Base(1)	Guaranteed Income Benefit Base – Greater of MAV or 5% Accumulation Benefit Base(2)
1	$108,000	$100,000	$108,000	$105,000	$108,000
2	125,000	none	125,000	110,250	125,000
3	132,000	none	132,000	115,763	132,000
4	150,000	none	150,000	121,551	150,000
5	85,000	none	150,000	127,628	150,000
6	121,000	none	150,000	134,010	150,000
7	139,000	none	150,000	140,710	150,000
8	153,000	none	153,000	147,746	153,000
9	140,000	none	153,000	155,133	155,133
10	174,000	none	174,000	162,889	174,000
11	141,000	none	174,000	171,034	174,000
12	148,000	none	174,000	179,586	179,586
13	208,000	none	208,000	188,565	208,000
14	198,000	none	208,000	197,993	208,000
15	203,000	none	208,000	207,893	208,000
(1)
The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2)
The Guaranteed Income Benefit Base – Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.
Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:
Contract Anniversary at Exercise	Standard Provisions			IAB – Max Provisions
	Assumed Contract Value	New Table(1) Plan B – Life with 10 Years Certain(2)	Old Table(1) Plan B – Life with 10 Years Certain(2)	IAB – Max Benefit Base	New Table(1) Plan B – Life with 10 Years Certain(2)	Old Table(1) Plan B – Life with 10 Years Certain(2)
10	$174,000	$772.56	$774.30	$174,000	$772.56	$774.30
11	141,000	641.55	642.96	174,000	791.70	793.44
12	148,000	691.16	692.64	179,586	838.66	840.46
13	208,000	996.32	998.40	208,000	996.32	998.40
14	198,000	974.16	976.14	208,000	1,023.36	1,025.44
15	203,000	1,025.15	1,027.18	208,000	1,050.40	1,052.48
(1)
Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

170 RiverSource Signature Select Variable Annuity — Prospectus

Plan D – Joint and Last Survivor Life Annuity – No Refund
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D – Joint and Last Survivor Life Annuity – No Refund would be:
Contract Anniversary at Exercise	Standard Provisions			IAB – Max Provisions
	Assumed Contract Value	New Table(1) Plan D – Last Survivor No Refund(2)	Old Table(1) Plan D – Last Survivor No Refund(2)	IAB – Max Benefit Base	New Table(1) Plan D – Last Survivor No Refund(2)	Old Table(1) Plan D – Last Survivor No Refund(2)
10	$174,000	$629.88	$622.92	$174,000	$629.88	$622.92
11	141,000	521.70	516.06	174,000	643.80	636.84
12	148,000	559.44	553.52	179,586	678.83	671.65
13	208,000	807.04	796.64	208,000	807.04	796.64
14	198,000	786.06	778.14	208,000	825.76	817.44
15	203,000	826.21	818.09	208,000	846.56	838.24
(1)
Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.
NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

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Appendix L: Example – Accumulation Protector Benefit Rider
Example – Accumulation Protector Benefit Rider
The following example shows how the Accumulation Protector Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract.
Assumptions:
•
You purchase the contract (with the Accumulation Protector Benefit rider) with a payment of $100,000.
•
You make no additional purchase payments.
•
You do not exercise the elective step-up option.

End of Contract Year	Partial Surrender (beginning of year)	MCAV Adjustment for Partial Surrender	MCAV	Initial payment Accumulation Benefit Amount	100,000 Hypothetical Assumed Contract Value
1	$0	$0	$100,000	$0	$112,000
2	0	0	102,400	0	128,000
3	0	0	108,000	0	135,000
4	0	0	108,000	0	125,000
5	0	0	108,000	0	110,000
6	2,000	1,964	106,036	0	122,000
7	0	0	112,000	0	140,000
8	0	0	112,000	0	121,000
9	5,000	4,628	107,372	0	98,000
10	0	0	107,372	22,372	85,000

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Appendix M: SecureSource Rider Disclosure
SecureSource Rider
There are two optional SecureSource riders available under your contract:
•
SecureSource – Single Life; or
•
SecureSource – Joint Life.
The information in this section applies to both SecureSource riders, unless otherwise noted.
The SecureSource – Single Life rider covers one person. The SecureSource – Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource – Single Life rider or the SecureSource – Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.
The SecureSource rider is an optional benefit that you may select for an additional annual charge if:
•
your contract application was signed on or after May 1, 2007; and
•
Single Life: you and the annuitant are 80 or younger on the date the contract is issued; or
•
Joint Life: you and your spouse are 80 or younger on the date the contract is issued.
The SecureSource rider is not available under an inherited qualified annuity.
The SecureSource rider guarantees (unless the rider is terminated. See “Rider Termination” heading below.) that regardless of the investment performance of your contract you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:
•
Single Life: you have recovered at minimum all of your purchase payments or, if later, until death (see “At Death” heading below) – even if the contract value is zero.
•
Joint Life: you have recovered at minimum all of your purchase payments or, if later, until the death of the last surviving covered spouse (see “Joint Life only: Covered Spouses” and “At Death” headings below), even if the contract value is zero.
For the purpose of this rider, the term “withdrawal” has the same meaning as the term “surrender” in the contract or any other riders.
The SecureSource rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.
Under the terms of the SecureSource rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see “Waiting period” heading below) and whether or not the lifetime withdrawal benefit has become effective:
(1)
The basic withdrawal benefit gives you the right to take limited withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments (unless the rider is terminated. See “Rider Termination” heading below). Key terms associated with the basic withdrawal benefit are “Guaranteed Benefit Payment (GBP)", “Remaining Benefit Payment (RBP)", “Guaranteed Benefit Amount (GBA)” and “Remaining Benefit Amount (RBA).” See these headings below for more information.
(2)
The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited withdrawals until the later of:
•
Single Life: death (see “At Death” heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See “Rider Termination” heading below);
•
Joint Life: death of the last surviving covered spouse (see “At Death” heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See “Rider Termination” heading below).
Key terms associated with the lifetime withdrawal benefit are “Annual Lifetime Payment (ALP)”, “Remaining Annual Lifetime Payment (RALP)”, “Single Life only: Covered Person”, “Joint Life only: Covered Spouses” and “Annual Lifetime Payment Attained Age (ALPAA).” See these headings below for more information.
Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the:
•
Single Life: covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see “Annual Lifetime Payment Attained Age (ALPAA)” heading below);
•
Joint Life: younger covered spouse reaches age 65, or the rider effective date if the younger covered spouse is age 65 or older on the rider effective date (see “Annual Lifetime Payment Attained Age (ALPAA)” and “Annual Lifetime Payments (ALP)” headings below).

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Provided annuity payouts have not begun, the SecureSource rider guarantees that you may take the following withdrawal amounts each contract year:
•
Before the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;
•
After the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawal of the sum of both the RALP and the RBP in a contract year.
If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your withdrawals in each contract year do not exceed the annual withdrawal amount allowed under the rider:
•
Single Life: and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for withdrawal will not decrease;
•
Joint Life: the guaranteed amounts available for withdrawal will not decrease.
If you withdraw more than the allowed withdrawal amount in a contract year, we call this an “excess withdrawal” under the rider. Excess withdrawals trigger an adjustment of a benefit’s guaranteed amount, which may cause it to be reduced (see “GBA Excess Withdrawal Processing,” “RBA Excess Withdrawal Processing,” and “ALP Excess Withdrawal Processing” headings below).
Please note that basic withdrawal benefit and lifetime withdrawal benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.
If your withdrawals exceed the greater of the RBP or the RALP, surrender charges under the terms of the contract may apply (see “Charges and Adjustments – Transaction Expenses – Surrender Charge”). The amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. Market value adjustments, if applicable, will also be made (see “Charges and Adjustments – Adjustments – Market Value Adjustments”). We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see “Benefits in Case of Death”). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see “Surrenders”).
The rider’s guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see “Annual Step Up” heading below). If you exercise the annual step up election, the spousal continuation step up election (see “Spousal Continuation Step Up” heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see “Charges and Adjustments”).
If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of the waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.
You should consider whether a SecureSource rider is appropriate for you because:
You will begin paying the rider charge as of the rider effective date, even if you do not begin taking withdrawals for many years. It is possible that your contract performance, fees and charges, and withdrawal pattern may be such that your contract value will not be depleted in your lifetime and you will not receive any monetary value under the rider.
•
Lifetime Withdrawal Benefit Limitations: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:
(a)
Single Life: Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except

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as otherwise provided below (see “At Death” heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:
(i)
There are multiple contract owners – when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contact); or
(ii)
The owner and the annuitant are not the same persons – if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.
Joint Life: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the death of the last surviving covered spouse (see “At Death” heading below).
(b)
Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.
(c)
When the lifetime withdrawal benefit is first established, the initial ALP is based on
(i)
Single Life: the basic withdrawal benefit’s RBA at that time (see “Annual Lifetime Payment (ALP)” heading below), unless there has been a spousal continuation or ownership change; or
(ii)
Joint Life: the basic withdrawal benefit’s RBA at that time (see “Annual Lifetime Payment (ALP)” heading below).
Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.
(d)
Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.
•
Investment Allocation Restrictions: You must be invested in one of the approved investment options. These funds are expected to reduce our financial risks and expenses associated with certain living benefits. Although the funds’ investment strategies may help mitigate declines in your contract value due to declining equity markets, the funds’ investment strategies may also curb your contract value gains during periods of positive performance by the equity markets. Additionally, investment in the funds may decrease the number and amount of any benefit base increase opportunities. We reserve the right to add, remove, or substitute approved investment options in the future. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect the rider. (See “Making the Most of Your Contract – Portfolio Navigator Program and Portfolio Stabilizer funds.”) You may allocate qualifying purchase payments to the DCA fixed account, when available (see “DCA Fixed Account”), and we will make monthly transfers into the investment option you have chosen. You may make two elective investment option changes per contract year; we reserve the right to limit elective investment option changes if required to comply with the written instructions of a fund (see “Making the Most of Your Contract – Market Timing”).
The following provisions apply to contracts invested in a Portfolio Navigator fund:
•
You can allocate your contract value to any available Portfolio Navigator fund during the following times: (1) prior to your first withdrawal and (2) following a benefit reset as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your investment option to any available investment option.
•
Immediately following a withdrawal your contract value will be reallocated to the target investment option as shown in your contract if your current investment option is more aggressive than the target investment option. If you are in a static model portfolio, this reallocation will be made to the applicable fund of funds investment option. This automatic reallocation is not included in the total number of allowed model changes per contract year and will not cause your rider fee to increase. The target investment option is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option that is more aggressive than the current target investment option after 30 days written notice.
•
After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your investment option to the target investment option investment option that is more conservative than the target investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target investment option, your rider benefit will be reset as follows:
(a)
the total GBA will be reset to the lesser of its current value or the contract value; and
(b)
the total RBA will be reset to the lesser of its current value or the contract value; and
(c)
the ALP, if established, will be reset to the lesser of its current value or 6% of the contract value; and
(d)
the GBP will be recalculated as described below, based on the reset GBA and RBA; and

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(e)
the RBP will be recalculated as the reset GBP less all prior withdrawals made during the current contract year, but not be less than zero; and
(f)
the RALP will be recalculated as the reset ALP less all prior withdrawals made during the current contract year, but not be less than zero.
You may request to change your investment option by written request on an authorized form or by another method agreed to by us.
•
Limitations on Purchase of Other Riders under your Contract: You may elect only the SecureSource – Single Life rider or the SecureSource – Joint Life rider. If you elect the SecureSource rider, you may not elect the Accumulation Protector Benefit rider.
•
Non-Cancelable: Once elected, the SecureSource rider may not be cancelled (except as provided under “Rider Termination” heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below). Dissolution of marriage does not terminate the SecureSource – Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource – Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original spouse will be unable to elect the spousal continuation provision of the contract (see “Joint Life only: Covered Spouses” below).
•
Joint Life: Limitations on Contract Owners, Annuitants and Beneficiaries: Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal continuation provision of the contract upon the owner’s death, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.
If you select the SecureSource – Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.
•
Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments (subject to state restrictions), which may limit your ability to make additional purchase payments to increase your contract value as you may have originally intended. For current purchase payment restrictions, please see “Buying Your Contract – Purchase Payments”.
•
Interaction with Total Free Amount (FA) contract provision: The FA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see “Charges and Adjustments – Transaction Expenses – Surrender Charge”). The FA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract’s FA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.
You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:
•
Tax Considerations for Nonqualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see “Taxes – Nonqualified Annuities”). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59½ may also incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.
•
Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix F for additional information.
•
Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider.
Please note civil unions and domestic partnerships generally are not recognized as marriages for federal tax purposes. For additional information see “Taxes – Other – Spousal status” section of this prospectus.
•
Limitations on Tax -Sheltered Annuities (TSAs): Your right to take withdrawals is restricted if your contract is a TSA (see “TSA – Special Provisions”).

176 RiverSource Signature Select Variable Annuity — Prospectus

Key terms and provisions of the SecureSource rider are described below:
Withdrawal: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge and any market value adjustment.
Waiting period: Any period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. Currently, there is no waiting period. For contracts purchased prior to June 1, 2008, the waiting period is three years.
Guaranteed Benefit Amount (GBA): The total cumulative withdrawals guaranteed by the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see “Guaranteed Benefit Payment” below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.
The GBA is determined at the following times, calculated as described:
•
At contract issue – the GBA is equal to the initial purchase payment.
•
When you make additional purchase payments – each additional purchase payment has its own GBA equal to the amount of the purchase payment.
•
At step up – (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
When an individual RBA is reduced to zero – the GBA that is associated with that RBA will also be set to zero.
•
When you make a withdrawal during the waiting period and after a step up – Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.
•
When you make a withdrawal at any time and the amount withdrawn is:
(a)
less than or equal to the total RBP – the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment’s GBA remain unchanged.
(b)
is greater than the total RBP – GBA excess withdrawal processing will be applied to the GBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.
GBA Excess Withdrawal Processing
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:
(a)
is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and
(b)
is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.
Remaining Benefit Amount (RBA): Each withdrawal you make reduces the amount that is guaranteed by the rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract’s life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.
The RBA is determined at the following times, calculated as described:
•
At contract issue – the RBA is equal to the initial purchase payment.
•
When you make additional purchase payments – each additional purchase payment has its own RBA initially set equal to that payment’s GBA (the amount of the purchase payment).
•
At step up – (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
When you make a withdrawal during the waiting period and after a step up – Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.
•
When you make a withdrawal at any time and the amount withdrawn is:
(a)
less than or equal to the total RBP – the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment’s RBA is reduced in proportion to its RBP.
(b)
is greater than the total RBP – RBA excess withdrawal processing will be applied to the RBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

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RBA Excess Withdrawal Processing
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.
If there have been multiple purchase payments, both the total RBA and each payment’s RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment’s RBA will be reset in the following manner:
1.
The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and
2.
The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.
Guaranteed Benefit Payment (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment’s RBA or 7% of that payment’s GBA, and the total GBP is the sum of the individual GBPs.
During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.
The GBP is determined at the following times, calculated as described:
•
At contract issue – the GBP is established as 7% of the GBA value.
•
At each contract anniversary – each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value.
•
When you make additional purchase payments – each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.
•
At step up – (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
When an individual RBA is reduced to zero – the GBP associated with that RBA will also be reset to zero.
•
When you make a withdrawal during the waiting period and after a step up – Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment’s GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.
•
When you make a withdrawal at any time and the amount withdrawn is:
(a)
less than or equal to the total RBP – the GBP remains unchanged.
(b)
is greater than the total RBP – each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value, based on the RBA and GBA after the withdrawal. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.
Remaining Benefit Payment (RBP): The amount available for withdrawal for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.
The RBP is determined at the following times, calculated as described:
•
At the beginning of each contract year during the waiting period and prior to any withdrawal — the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.
•
At the beginning of any other contract year – the RBP for each purchase payment is set equal to that purchase payment’s GBP.
•
When you make additional purchase payments – each additional purchase payment has its own RBP equal to that payment’s GBP.
•
At step up – (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
At spousal continuation – (see “Spousal Option to Continue the Contract” heading below).
•
When an individual RBA is reduced to zero – the RBP associated with that RBA will also be reset to zero.
•
When you make any withdrawal – the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment’s RBP is reduced proportionately. If you withdraw an amount greater than the RBP, GBA excess

178 RiverSource Signature Select Variable Annuity — Prospectus

withdrawal processing and RBA excess withdrawal processing are applied and the amount available for future withdrawals for the remainder of the contract’s life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.
Single Life only: Covered Person: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered person is the oldest contract owner or annuitant. If the owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant. A spousal continuation or a change of contract ownership may reduce the amount of the lifetime withdrawal benefit and may change the covered person.
Joint Life only: Covered Spouses: The contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered spouses are established on the rider effective date and cannot be changed.
Annual Lifetime Payment Attained Age (ALPAA):
•
Single Life: The covered person’s age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.
•
Joint Life: The age of the younger covered spouse at which time the lifetime benefit is established.
Annual Lifetime Payment (ALP): Once established, the ALP under the lifetime withdrawal benefit is at any time the amount available for withdrawals in each contract year after the waiting period until the later of:
•
Single Life: death; or
•
Joint Life: death of the last surviving covered spouse; or
•
the RBA is reduced to zero.
The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.
During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.
The ALP is determined at the following times:
•
Single Life: The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 – the ALP is established as 6% of the total RBA.
•
Joint Life: The ALP is established as 6% of the total RBA on the earliest of the following dates:
(a)
the rider effective date if the younger covered spouse has already reached age 65.
(b)
the rider anniversary on/following the date the younger covered spouse reaches age 65.
(c)
upon the first death of a covered spouse, then
(1)
the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 65; or
(2)
the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 65; or
(3)
the rider anniversary on/following the date the surviving covered spouse reaches age 65.
(d)
Following dissolution of marriage of the covered spouses,
(1)
the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 65; or
(2)
the rider anniversary on/following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 65.
•
When you make additional purchase payments – each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.
•
At step ups – (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
Single Life: At spousal continuation or contract ownership change – (see “Spousal Option to Continue the Contract” and “Contract Ownership Change” headings below).

RiverSource Signature Select Variable Annuity — Prospectus 179

•
When you make a withdrawal during the waiting period and after a step up – Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.
•
When you make a withdrawal at any time and the amount withdrawn is:
(a)
less than or equal to the RALP – the ALP remains unchanged.
(b)
is greater than the RALP – ALP excess withdrawal processing will be applied to the ALP. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.
20% Rider Credit (for contracts with applications signed on or after June 1, 2008)
If you do not make a withdrawal during the first three rider years, then a 20% rider credit may increase your ALP. This credit is 20% of purchase payments received in the first 180 days that the rider is in effect and is used to establish the enhanced lifetime base. The enhanced lifetime base is an amount that may be used to increase the ALP. The 20% rider credit does not increase the basic withdrawal benefit or the contract value. Because step ups may increase your ALP, they may reduce or eliminate any benefit of the 20% rider credit.
Enhanced Lifetime Base (for contracts with applications signed on or after June 1, 2008)
The enhanced lifetime base will be established initially on the third rider anniversary. If you do not make a withdrawal during the first three rider years, then the enhanced lifetime base will be the sum of all purchase payments received during the first three rider years and the 20% rider credit. If you make a withdrawal during the first three rider years, then the 20% rider credit does not apply and the enhanced lifetime base will be established as zero and will always be zero.
The maximum enhanced lifetime base at any time is $5,000,000.
If the enhanced lifetime base is greater than zero, then it will:
•
increase by the amount of any purchase payments received on or after the third rider anniversary.
•
be reduced by any withdrawal in the same proportion as the withdrawal reduces the RBA and, if the withdrawal exceeds the RBP, it will then be set to the lesser of this reduced value and the contract value immediately following the withdrawal.
•
be set to the lesser of its current value and the contract value, if you choose an asset allocation model that is more aggressive than the target model while you are in the withdrawal phase.
If any of the following events occur, then the enhanced lifetime base will be established as or reset to zero and will always be zero:
•
The total RBA is reduced to zero.
•
You selected the Single Life rider, and there is a change in the covered person, including changes due to spousal continuations and ownership changes.
The enhanced lifetime base is an amount that may be used to increase the ALP and cannot be withdrawn or annuitized.
Increase in ALP because of the Enhanced Lifetime Base (for contracts with applications signed on or after June 1, 2008)
As of the later of the third rider anniversary and the date the initial ALP is established, the ALP will be increased to equal the enhanced lifetime base multiplied by 6%, if this amount is greater than the current ALP. Thereafter, the enhanced lifetime base will always be zero.
ALP Excess Withdrawal Processing
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.
Remaining Annual Lifetime Payment (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.
The RALP is determined at the following times:
•
The RALP is established at the same time as the ALP, and:
(a)
During the waiting period and prior to any withdrawals – the RALP is established equal to 6% of purchase payments.

180 RiverSource Signature Select Variable Annuity — Prospectus

(b)
At any other time – the RALP is established equal to the ALP less all prior withdrawals made in the contract year but not less than zero.
•
At the beginning of each contract year during the waiting period and prior to any withdrawals – the RALP is set equal to the total purchase payments, multiplied by 6%.
•
At the beginning of any other contract year – the RALP is set equal to ALP.
•
When you make additional purchase payments – each additional purchase payment increases the RALP by 6% of the purchase payment amount.
•
At step ups – (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
When you make any withdrawal – the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. If you withdraw an amount greater than the RALP, ALP excess withdrawal processing is applied and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.
Required Minimum Distributions (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of your RMD that exceeds the RBP or RALP on the most recent rider anniversary will not be subject to excess withdrawal processing provided that the following conditions are met:
•
The RMD is for your contract alone;
•
The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and
•
The RMD amount is otherwise based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.
RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.
Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above. See Appendix F for additional information.
Step Up Date: The date any step up becomes effective, and depends on the type of step up being applied (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
Annual Step Up: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment.
The annual step up may be available as described below, subject to the following rules:
•
The annual step up is effective on the step up date.
•
Only one step up is allowed each contract year.
•
If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.
•
On any rider anniversary where the RBA or, if established, the ALP would increase and the application of the step up would not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.
•
If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary as long as either the contract value is greater than the total RBA or 6% of the contract value is greater than the ALP, if established, on the step-up date. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day. If you request an elective step up or the elective spousal continuation step up on or after Dec. 18, 2013, the fee that will apply to your rider will correspond to the fund in which you are invested at that time (see “Optional Benefit Charges – Optional Living Benefit Charges – SecureSource Rider Fee”). Before you elect a step up resulting in an increased rider fee, you should carefully consider the benefit of the contract value gains you are locking-in and the increased rider fee compared to your other options including whether it is appropriate to consider moving to a fund with a lower corresponding rider fee.
•
The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.
•
Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.

RiverSource Signature Select Variable Annuity — Prospectus 181

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:
•
The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value (after charges are deducted) on the step up date.
•
The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value (after charges are deducted) on the step up date.
•
The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.
•
The total RBP will be reset as follows:
(a)
During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.
(b)
At any other time, the RBP will be reset to the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.
•
The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value (after charges are deducted) on the step up date.
•
The RALP will be reset as follows:
(a)
During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.
(b)
At any other time, the RALP will be reset to the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.
Spousal Option to Continue the Contract upon Owner’s Death (Spousal Continuation):
Single Life: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource – Single Life rider also continues. However, if the covered spouse continues the contract as an inherited qualified annuity or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate; if the covered person changes due to spousal continuation the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:
•
The GBA, RBA and GBP values remain unchanged.
•
The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.
•
If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation – the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.
•
If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation – the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior withdrawals made in the current contract year, but not less than zero.
•
If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation – the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to the ALP.
•
If the ALP has been established and the new covered person is age 65 or older as of the date of continuation – the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.
Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.
Joint Life: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource – Joint Life rider also continues. However, if the covered spouse continues the contract as an inherited qualified annuity or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate. The surviving covered spouse can name a new beneficiary, however, a new covered spouse cannot be added to the rider.
Spousal Continuation Step Up: At the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Annual Step-Up” heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the

182 RiverSource Signature Select Variable Annuity — Prospectus

spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse’s written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.
Rules for Withdrawal Provision of Your Contract: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be made from the variable subaccounts, guarantee period accounts (where available), the one-year fixed account (if applicable) and the DCA fixed account in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be made.
If Contract Value Reduces to Zero: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:
1)
The ALP has not yet been established and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:
(a)
receive the remaining schedule of GBPs until the RBA equals zero; or
(b)
Single Life: wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or
(c)
Joint Life: wait until the rider anniversary following the date the younger covered spouse reaches age 65, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.
We will notify you of this option. If no election is made, the ALP will be paid.
2)
The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:
(a)
the remaining schedule of GBPs until the RBA equals zero; or
(b)
Single Life: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or
(c)
Joint Life: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.
We will notify you of this option. If no election is made, the ALP will be paid.
3)
The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.
4)
The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:
•
Single Life: covered person;
•
Joint Life: last surviving covered spouse.
Under any of these scenarios:
•
The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;
•
We will no longer accept additional purchase payments;
•
You will no longer be charged for the rider;
•
Any attached death benefit riders will terminate; and
•
Single Life: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.
•
Joint Life: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.
The SecureSource rider and the contract will terminate under either of the following two scenarios:
•
If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract value.
•
If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

RiverSource Signature Select Variable Annuity — Prospectus 183

At Death:
Single Life: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.
If the contract value equals zero and the death benefit becomes payable, the following will occur:
•
If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.
•
If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.
•
If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.
•
If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.
•
If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.
Joint Life: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.
If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.
If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.
If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:
•
If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.
•
If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.
•
If the RBA equals zero, the benefit terminates. No further payments will be made.
Contract Ownership Change:
Single Life: If the contract changes ownership (see “Changing Ownership”), the GBA, RBA, GBP, RBP values will remain unchanged and the ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.
•
If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date – the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set equal to the ALP.
•
If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date – the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set to the ALP less all prior withdrawals made in the current contract year but not less than zero.
•
If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date – the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.
•
If the ALP has been established and the new covered person is age 65 or older as of the ownership change date – the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current

184 RiverSource Signature Select Variable Annuity — Prospectus

ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.
Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.
Joint Life: Ownership changes are only allowed between the covered spouses or their revocable trust(s). No other ownership changes are allowed as long as the rider is in force.
Guaranteed Withdrawal Benefit Annuity Option: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource rider.
Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).
This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.
This annuity payout option may also be elected by the beneficiary of a contract as a settlement option if payments begin no later than one year after your death and the payout period does not extend beyond the beneficiary’s life or life expectancy. Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.
Rider Termination
The SecureSource rider cannot be terminated either by you or us except as follows:
1.
Single Life: After the death benefit is payable the rider will terminate if your spouse does not use the spousal continuation provision of the contract to continue the contract.
2.
Joint Life: After the death benefit is payable the rider will terminate if:
(a)
any one other than a covered spouse continues the contract, or
(b)
a covered spouse does not use the spousal continuation provision of the contract to continue the contract.
3.
Annuity payouts under an annuity payout plan will terminate the rider.
4.
Termination of the contract for any reason will terminate the rider.
5.
When a beneficiary elects an alternative payment plan which is an inherited qualified annuity, the rider will terminate.

RiverSource Signature Select Variable Annuity — Prospectus 185

Appendix N: SecureSource 20 Rider Disclosure
Securesource 20 Rider
This is an optional benefit that you can add to your contract for an additional charge. The benefit is intended to provide to you, after the waiting period, a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. This benefit offers a credit feature to help in low or poor performing markets and a step up feature to lock in contract anniversary values. The SecureSource 20 rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time. This benefit is intended for assets you plan to hold and let accumulate for at least three years. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be re-established based on your contract value at that time and you will not receive 20% credit offered under this rider.
There are two optional SecureSource 20 riders available under your contract:
•
SecureSource 20 – Single Life; or
•
SecureSource 20 – Joint Life.
The information in this section applies to both SecureSource 20 riders, unless otherwise noted.
For the purpose of this rider, the term “withdrawal” has the same meaning as the term “surrender” in the contract or any other riders.
The SecureSource 20 – Single Life rider covers one person. The SecureSource 20 – Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource 20 – Single Life rider or the SecureSource 20 – Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.
The SecureSource 20 rider is an optional benefit that you may select, if approved in your state, for an additional annual charge if:
•
your contract application is signed on or after Aug. 10, 2009, but prior to Nov. 30, 2009; and
•
Single Life: you and the annuitant are 80 or younger on the date the contract is issued; or
•
Joint Life: you and your spouse are 80 or younger on the date the contract is issued.
The SecureSource 20 riders are not available under an inherited qualified annuity.
The SecureSource 20 rider guarantees that after the waiting period, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:
•
Single Life: until death (see “At Death” heading below) or until the depletion of the basic benefit.
•
Joint Life: until the death of the last surviving covered spouse (see “Joint Life only: Covered Spouses” and “At Death” headings below) or until the depletion of the basic benefit.
Key Terms
The key terms associated with the SecureSource 20 rider are:
Annual Lifetime Payment (ALP): the lifetime benefit amount available each contract year after the waiting period and until your death (Joint Life: the death of both covered spouses). After the waiting period, the annual withdrawal amount guaranteed by the rider can vary each contract year. The maximum ALP is $300,000.
Annual Lifetime Payment Attained Age (ALPAA): the age at which the lifetime benefit is established.
Enhanced Lifetime Base (ELB): used in the calculation of the ALP on the later of the ELB date or the establishment of the ALP. The ELB cannot be withdrawn or annuitized and is not payable as a death benefit.
Guaranteed Benefit Amount (GBA): the total cumulative withdrawals guaranteed by the rider under the basic benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn or annuitized and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year after the waiting period under the basic benefit (see “Guaranteed Benefit Payment” below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.
Guaranteed Benefit Payment (GBP): the basic benefit amount available each contract year after the waiting period until the RBA is reduced to zero. After the waiting period the annual withdrawal amount guaranteed by the rider can vary each contract year.

186 RiverSource Signature Select Variable Annuity — Prospectus

Remaining Annual Lifetime Payment (RALP): as you make withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. The RALP is the lifetime benefit amount that can be withdrawn during the remainder of the current contract year.
Remaining Benefit Amount (RBA): each withdrawal you make reduces the amount that is guaranteed by the rider for future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract’s life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.
Remaining Benefit Payment (RBP): as you make withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. The RBP is the basic benefit amount that can be withdrawn during the remainder of the current contract year.
Waiting period: The period of time before you can take a withdrawal without affecting benefits under the rider. The waiting period starts on the rider effective date and ends on the day prior to the third rider anniversary.
Withdrawal Adjustment Base (WAB): one of the components used to determine the GBP Percentage and ALP Percentage. The WAB cannot be withdrawn or annuitized and is not payable as a death benefit.
Withdrawal: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge and any market value adjustment.
Description of the SecureSource 20 Rider
Before the lifetime benefit is established, the annual withdrawal amount guaranteed by the riders after the waiting period is the basic benefit amount. After the lifetime benefit is established and after the waiting period, the riders guarantee that you have the option each contract year to cumulatively withdraw an amount up to the lifetime benefit amount or the basic benefit amount, but the riders do not guarantee withdrawal of both in a contract year.
The lifetime withdrawal benefit is established automatically:
•
Single Life: on the rider anniversary date after the covered person reaches age 65, or on the rider effective date if the covered person is age 65 or older on the rider effective date (see “Annual Lifetime Payment Attained Age (ALPAA)” heading below);
•
Joint Life: on the rider anniversary date after the younger covered spouse reaches age 65, or on the rider effective date if the younger covered spouse is age 65 or older on the rider effective date (see “Annual Lifetime Payment Attained Age (ALPAA)” and “Annual Lifetime Payments (ALP)” headings below).
The basic benefit amount and the lifetime benefit amount can vary based on the relationship of your contract value to the Withdrawal Adjustment Base (WAB). When the first withdrawal is taken each contract year after the waiting period, the percentages used to determine the benefit amounts are set and fixed for the remainder of that year.
If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next year.
If you withdraw more than the allowed withdrawal amount in a contract year, we call this an “excess withdrawal” under the rider. Excess withdrawals trigger an adjustment of a benefit’s guaranteed amount, which may cause it to be reduced (see “GBA Excess Withdrawal Processing,” “RBA Excess Withdrawal Processing,” and “ALP Excess Withdrawal Processing” headings below).
Please note that basic benefit and lifetime benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime benefit only, the basic benefit only, or both.
At any time after the waiting period, as long as your withdrawal does not exceed the greater of the basic benefit amount or the lifetime benefit amount, if established, you will not be assessed a surrender charge or any market value adjustment. If your withdrawals exceed the greater of the RBP or the RALP, surrender charges under the terms of the contract may apply (see “Charges and Adjustments – Transaction Expenses – Surrender Charge”). The amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. Market value adjustments, if applicable, will also be made (see “Charges and Adjustments – Adjustments – Market Value Adjustments”). We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see “Benefits in Case of Death”). Upon full withdrawal, you will receive the remaining contract value less any applicable charges (see “Surrenders”).
Subject to conditions and limitations, an annual step-up can increase the basic benefit amount and the lifetime benefit amount, if your contract value has increased on a rider anniversary.

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Subject to conditions and limitations, if no withdrawals are taken prior to the third rider anniversary, the 20% rider credit may increase the lifetime benefit (if already established) or the Enhanced Lifetime Base (ELB) may increase the lifetime benefit (when established).
The values associated with the basic benefit are GBA, RBA, GBP and RBP. The values associated with the lifetime benefit are ALP, RALP and ELB. ALP and GBP are similar in that they are the annual withdrawal amount for each benefit after the waiting period. RALP and RBP are similar in that they are the remaining amount that can be withdrawn during the current contract year for each benefit.
Important SecureSource 20 Rider Considerations
You should consider whether a SecureSource 20 rider is appropriate for you taking into account the following considerations:
You will begin paying the rider charge as of the rider effective date, even if you do not begin taking withdrawals for many years. It is possible that your contract performance, fees and charges, and withdrawal pattern may be such that your contract value will not be depleted in your lifetime and you will not receive any monetary value under the rider.
•
Lifetime Benefit Limitations: The lifetime benefit is subject to certain limitations, including but not limited to:
(a)
Single Life: Once the contract value equals zero, payments are made for as long as the covered person is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the first death of any owner or annuitant even if the covered person is still living (see “At Death” heading below). Therefore, the rider will terminate when a death benefit becomes payable. This possibility may present itself when:
(i)
There are multiple contract owners – when one of the contract owners dies the lifetime benefit terminates even though other contract owners are still living; or
(ii)
The owner and the annuitant are not the same persons – if the annuitant dies before the owner, the lifetime benefit terminates even though the owner is still living.
Joint Life: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the death of the last surviving covered spouse (see “At Death” heading below).
(b)
Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If both the ALP and the contract value are zero, the lifetime benefit will terminate.
(c)
If the lifetime benefit is first established prior to the third rider anniversary, the initial ALP is based on the basic benefit’s RBA at that time (see “Annual Lifetime Payment (ALP)” heading below). If the lifetime benefit is first established on/after the third rider anniversary, the initial ALP is based on the greater of the basic benefit’s RBA and the ELB at that time. Any withdrawal you take before the ALP is established reduces the RBA and ELB and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.
(d)
Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.
•
Withdrawals: Please consider carefully when you start taking withdrawals from this rider. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be re-established based on your contract value at that time and you will not receive 20% credit offered under this rider. Any withdrawal request within the 3-year waiting period must be submitted in writing. Also, after the waiting period if you withdraw more than the allowed withdrawal amount in a contract year (“excess withdrawal”), the guaranteed amounts under the rider may be reduced.
•
Investment Allocation Restrictions: You must be invested in one of the approved investment options. These funds are expected to reduce our financial risks and expenses associated with certain living benefits. Although the funds’ investment strategies may help mitigate declines in your contract value due to declining equity markets, the funds’ investment strategies may also curb your contract value gains during periods of positive performance by the equity markets. Additionally, investment in the funds may decrease the number and amount of any benefit base increase opportunities. We reserve the right to add, remove, or substitute approved investment options in the future. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to the investment options you have selected. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect the rider. (See “Making the Most of Your Contract – Portfolio Navigator Program and Portfolio Stabilizer Funds.”) You may allocate purchase payments to the DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen. You may make two elective investment option changes per contract year; we reserve the right to limit elective investment option changes if required to comply with the written instructions of a fund (see “Making the Most of Your Contract – Market Timing”).

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The following provisions apply to contracts invested in a Portfolio Navigator fund:
•
You can allocate your contract value to any available Portfolio Navigator fund during the following times: (1) prior to your first withdrawal and (2) following a benefit reset due to an investment option change as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your investment option to any available investment option.
•
Immediately following a withdrawal your contract value will be reallocated to the target investment option as shown in your contract if your current investment option is more aggressive than the target investment option. If you are in a static model portfolio, this reallocation will be made to the applicable fund of funds investment option. This automatic reallocation is not included in the total number of allowed investment option changes per contract year. The target investment option classification is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option that is more aggressive than the current target investment option after 30 days written notice.
•
After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your investment option to the target investment option or any investment option that is more conservative than the target investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target investment option, you will be in the accumulation phase again. If this is done after the waiting period, your rider benefit will be reset as follows:
(a)
the total GBA will be reset to the contract value, if your contract value is less; and
(b)
the total RBA will be reset to the contract value, if your contract value is less; and
(c)
the ALP, if established, will be reset to your current ALP Percentage (either 6% or 5% as described under “GBP Percentage and ALP Percentage” heading below) times the contract value, if this amount is less than the current ALP; and
(d)
the GBP will be recalculated as described below, based on the reset GBA and RBA; and
(e)
the RBP will be recalculated as the reset GBP less all prior withdrawals taken during the current contract year, but not less than zero; and
(f)
the RALP will be recalculated as the reset ALP less all prior withdrawals taken during the current contract year, but not less than zero; and
(g)
the WAB will be reset as follows:
•if the ALP has not been established, the WAB will be equal to the reset GBA.
•if the ALP has been established, the WAB will be equal to the reset ALP, divided by the current ALP Percentage; and
(h)
the ELB, if greater than zero, will be reset to the contract value, if your contract value is less.
You may request to change your investment option by written request on an authorized form or by another method agreed to by us.
•
Non-Cancelable: Once elected, the SecureSource 20 rider may not be cancelled (except as provided under “Rider Termination” heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below).
Dissolution of marriage does not terminate the SecureSource 20 – Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource 20 – Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original covered spouse will be unable to elect the spousal continuation provision of the contract (see “Joint Life only: Covered Spouses” below).
•
Joint Life: Limitations on Contract Owners, Annuitants and Beneficiaries: Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal option to continue the contract upon the owner’s death provision, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary. The annuitant must also be an owner. You are responsible for establishing ownership arrangements that will allow for spousal continuation.
If you select the SecureSource 20 – Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.
•
Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments (subject to state restrictions), which may limit your ability to make additional purchase payments to increase your contract value as you may have originally intended. For current purchase payment restrictions, please see “Buying Your Contract – Purchase Payments”.
•
Interaction with Total Free Amount (FA) contract provision: The FA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see “Charges and Adjustments – Transaction Expenses – Surrender Charge”). The FA may be greater than the RBP or RALP under this rider. Any amount you

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withdraw under the contract’s FA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP. Also, any amount you withdraw during the waiting period will set all benefits under the rider to zero until the end of the waiting period when they will be reestablished based on the contract value at that time.
You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:
•
Tax Considerations for Nonqualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see “Taxes – Nonqualified Annuities”). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59½ may also incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.
•
Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD during the waiting period and such withdrawals will set all benefits under the rider to zero until the end of the waiting period when they will be reestablished based on the contract value at that time. While the rider permits certain excess withdrawals to be taken after the waiting period for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix E for additional information.
•
Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships generally are not recognized as marriages for federal tax purposes. For additional information see “Taxes – Other – Spousal status” section of this prospectus.
•
Limitations on Tax-Sheltered Annuities (TSA)s: Your right to take withdrawals is restricted if your contract is a TSA (see “TSA – Special Provisions”).
Basic Benefit Description
The GBA and RBA are determined at the following times, subject to the maximum amount of $5,000,000, calculated as described:
•
At contract issue – the GBA and RBA are equal to the initial purchase payment.
•
When you make additional purchase payments – If a withdrawal is taken during the waiting period, the GBA and RBA will not change when a subsequent purchase payment is made during the waiting period. Prior to any withdrawal during the waiting period and after the waiting period, each additional purchase payment will have its own GBA and RBA established equal to the amount of the purchase payment.
•
At step up – (see “Annual Step Up” heading below).
•
At spousal continuation – (see “Spousal Option to Continue the Contract upon Owner’s Death” heading below).
•
When an individual RBA is reduced to zero – the GBA that is associated with that RBA will also be set to zero.
•
When you take a withdrawal during the waiting period – the total GBA and total RBA will be set equal to zero until the end of the waiting period.
•
When you take a withdrawal after the waiting period and the amount withdrawn is:
(a)
less than or equal to the total RBP – the total RBA is reduced by the amount of the withdrawal and the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment’s GBA remain unchanged, and each payment’s RBA is reduced in proportion to its RBP.
(b)
greater than the total RBP – excess withdrawal processing will be applied to the GBA and RBA.
•
On the rider anniversary at the end of the waiting period – If the first withdrawal is taken during the waiting period and you did not decline a rider fee increase, the total GBA and the total RBA will be reset to the contract value.
If the first withdrawal is taken during the waiting period and you decline a rider fee increase, the total GBA and the total RBA will be reset to the lesser of (1) the GBA at the time of the first withdrawal, plus any additional purchase payments since the time of the first withdrawal, minus all withdrawals, or (2) the contract value.
•
Upon certain changes to your PN program investment options under the PN program as described under “Use of Portfolio Navigator Program Required,” above.

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Gba Excess Withdrawal Processing
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:
(a)
is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and
(b)
is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.
RBA Excess Withdrawal Processing
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.
If there have been multiple purchase payments, both the total RBA and each payment’s RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment’s RBA will be reset in the following manner:
1.
The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and
2.
The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.
GBP Percentage and ALP Percentage: We use two percentages (6% and 5%) to calculate your GBP and ALP. The percentage used can vary as described below:
During the waiting period, 6% will be used to determine the amount payable to beneficiaries under the RBA Payout Option described below. After the waiting period, a comparison of your contract value and the WAB determines your GBP Percentage and ALP Percentage, unless the percentage is fixed as described below. On each valuation date, if the benefit determining percentage is less than the 20% adjustment threshold, then 6% is used in calculating your GBP and ALP; otherwise, 5% is used. Market volatility and returns, the deduction of fees and the 20% credit could impact your benefit determining percentage. The benefit determining percentage is calculated as follows but will not be less than zero:
1	–	(a/b)
a	=	contract value at the end of the prior valuation period
b	=	WAB at the end of the prior valuation period
When the first withdrawal in a contract year is taken, the GBP Percentage and ALP Percentage will be set and fixed for the remainder of that contract year. Beginning on the next rider anniversary, the GBP Percentage and ALP Percentage can change on each valuation date as described above until a withdrawal is taken in that contract year.
Under certain limited situations, your GBP Percentage and ALP Percentage will not vary each contract year. They will be set at the earliest of (1), (2) or (3) below and remain fixed for as long as the benefit is payable:
(1)
when the RBA Payout Option is elected, or
(2)
if the ALP is established, when your contract value on a rider anniversary is less than two times the ALP (for the purpose of this calculation only, the ALP is determined using 5%; the ALP Percentage used to determine your ALP going forward will be either 6% or 5%), or
(3)
when the contract value reduces to zero.
For certain periods of time at our discretion and on a non-discriminatory basis, your GBP Percentage and ALP Percentage may be set by us to 6% if more favorable to you.
Withdrawal Adjustment Base (WAB): One of the components used to determine GBP Percentage and ALP Percentage. The maximum WAB is $5,000,000. The WAB cannot be withdrawn or annuitized and is not payable as a death benefit,
The WAB is determined at the following times, calculated as described:
•
At Rider Effective Date – the WAB is set equal to the initial purchase payment.
•
When a subsequent purchase payment is made – before a withdrawal is taken in the waiting period and at any time after the waiting period, the WAB will be increased by the amount of each additional purchase payment.
•
When a withdrawal is taken – if the first withdrawal is taken during the waiting period, the WAB will be set equal to zero until the end of the waiting period.
Whenever a withdrawal is taken after the waiting period, the WAB will be reduced by the amount in (A) unless the withdrawal is an excess withdrawal for the lifetime benefit (or the basic benefit if the ALP is not established) when it will be set equal to the amount in (B).

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(A)
The WAB is reduced by an amount as calculated below:

a × b	where:
c

a	=	the amount the contract value is reduced by the withdrawal
b	=	WAB on the date of (but prior to) the withdrawal
c	=	the contract value on the date of (but prior to) the withdrawal.
(B)
If the ALP is not established and the current withdrawal exceeds the RBP, the WAB will be reset to the GBA immediately following excess withdrawal processing.
If the ALP is established and the current withdrawal exceeds the RALP, the WAB will be reset to the ALP divided by the current ALP Percentage (either 5% or 6% as described under “GBP Percentage and ALP Percentage” heading above). In this calculation, we use the ALP immediately following excess withdrawal processing.
•
On rider anniversaries – unless you decline a rider fee increase, the WAB will be increased to the contract value on each rider anniversary, if the contract value is greater, except as follows:
(A)
If a withdrawal is taken during the waiting period, the WAB will be increased to the contract value on each rider anniversary beginning at the end of the waiting period, if the contract value is greater.
(B)
If you decline a rider fee increase and a withdrawal is taken during the waiting period, the WAB will be reset to the lesser of (1) the GBA at the time of the first withdrawal, plus any additional purchase payments since the time of the first withdrawal, minus all withdrawals, or (2) the contract value.
•
Upon certain changes to your PN program investment option as described under “Use of Portfolio Navigator Program Required,” above.
•
On the later of the third rider anniversary or the rider anniversary when the ALP is established – unless you decline a rider fee increase, if the ELB is greater than zero, the WAB will be increased by an amount as calculated below, but not less than zero.
(A)
The ELB, minus
(B)
the greater of:
i)
your contract value, or
ii)
the ALP before the ELB is applied, divided by the ALP Percentage (if the ALP is established) or the total RBA (if the ALP is established on the third rider anniversary).
Guaranteed Benefit Payment (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic benefit. After the waiting period the annual withdrawal amount guaranteed under the rider can vary each contract year. At any point in time, each payment’s GBP is the lesser of (a) and (b) where (a) is the GBA for that payment multiplied by the current GBP percentage (either 5% or 6% as described under “GBP Percentage and ALP Percentage” heading above) and (b) is the RBA for that payment. The total GBP is the sum of the GBPs for each purchase payment.
Remaining Benefit Payment (RBP): The amount available for withdrawal for the remainder of the contract year under the basic benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment.
The RBP is determined at the following times, calculated as described:
•
During the waiting period – the RBP will be zero.
•
At the beginning of any contract year after the waiting period and when the GBP Percentage changes – the RBP for each purchase payment is set equal to that purchase payment’s GBP.
•
When you make additional purchase payments after the waiting period – each additional purchase payment has its own RBP equal to the purchase payment, multiplied by the GBP Percentage.
•
At step up – (see “Annual Step Up” heading below).
•
At spousal continuation – (see “Spousal Option to Continue the Contract upon Owner’s Death” heading below).
•
When you make any withdrawal after the waiting period – the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment’s RBP is reduced proportionately. If you withdraw an amount greater than the RBP, GBA excess withdrawal processing and RBA excess withdrawal processing are applied and the amount available for future withdrawals for the remainder of the contract’s life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

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Lifetime Benefit Description
Single Life only: Covered Person: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered person is the oldest contract owner or annuitant. If the owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant.
Joint Life only: Covered Spouses: The contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered spouses are established on the rider effective date and cannot be changed.
Annual Lifetime Payment Attained Age (ALPAA):
•
Single Life: The covered person’s age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.
•
Joint Life: The age of the younger covered spouse at which time the lifetime benefit is established.
Annual Lifetime Payment (ALP): The ALP is the lifetime benefit amount available for withdrawals in each contract year after the waiting period until the later of:
•
Single Life: death; or
•
Joint Life: death of the last surviving covered spouse; or
•
the RBA is reduced to zero.
The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime benefit is not in effect and the ALP is zero.
The ALP is determined at the following times:
•
Single Life: Initially the ALP is established on the earliest of the following dates:
(a)
the rider effective date if the covered person has already reached age 65.
(b)
the rider anniversary following the date the covered person reaches age 65,
–
if during the waiting period and no prior withdrawal has been taken; or
–
if after the waiting period.
(c)
the rider anniversary following the end of the waiting period if the covered person is age 65 before the end of the waiting period and a prior withdrawal had been taken.
If the ALP is established prior to the third rider anniversary, the ALP is set equal to the total RBA multiplied by the ALP Percentage (either 5% or 6% as described under “GBP Percentage and ALP Percentage” heading above). If the ALP is established on or following the third rider anniversary, the ALP is set equal to the ALP Percentage multiplied by the greater of the ELB or the total RBA.
•
Joint Life: Initially the ALP is established on the earliest of the following dates:
(a)
the rider effective date if the younger covered spouse has already reached age 65.
(b)
the rider anniversary on/following the date the younger covered spouse reaches age 65.
(c)
upon the first death of a covered spouse, then
(1)
the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 65; or
(2)
the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 65; or
(3)
the rider anniversary on/following the date the surviving covered spouse reaches age 65.
(d)
Following dissolution of marriage of the covered spouses,
(1)
the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 65; or
(2)
the rider anniversary on/following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 65.
For (b), (c) and (d) above, if the date described occurs during the waiting period and a prior withdrawal had been taken, we use the rider anniversary following the end of the waiting period to establish the ALP.

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If the ALP is established prior to the third rider anniversary, the ALP is set equal to the total RBA multiplied by the ALP Percentage (either 5% or 6% as described under “GBP Percentage and ALP Percentage” heading above). If the ALP is established on or following the third rider anniversary, the ALP is set equal to the ALP Percentage multiplied by the greater of the ELB or the total RBA.
•
Whenever the ALP Percentage changes –
(a)
If the ALP Percentage is changing from 6% to 5%, the ALP is reset to the ALP multiplied by 5%, divided by 6%.
(b)
If the ALP Percentage is changing from 5% to 6%, the ALP is reset to the ALP multiplied by 6%, divided by 5%.
•
When you make an additional purchase payment – Before a withdrawal is taken in the waiting period and at any time after the waiting period, each additional purchase payment increases the ALP by the amount of the purchase payment, multiplied by the ALP Percentage.
•
When you make a withdrawal:
(a)
During the waiting period, the ALP, if established, will be set equal to zero until the end of the waiting period.
(b)
After the waiting period, if the amount withdrawn is:
(i) less than or equal to the RALP, the ALP is unchanged.
(ii) greater than the RALP, ALP excess withdrawal processing will occur.
If you withdraw less than the ALP in a contract year, there is no carry over to the next contract year.
•
On the rider anniversary at the end of the waiting period – If you took a withdrawal during the waiting period, the ALP is set equal to the contract value multiplied by the ALP Percentage if the covered person (Joint Life: younger covered spouse) has reached age 65.
•
At step ups – (see “Annual Step Up” heading below).
•
At spousal continuation – (see “Spousal Option to Continue the Contract upon Owner’s Death” heading below).
•
Upon certain changes to your PN program investment option under the PN program as described under “Use of Portfolio Navigator Program Required,” above.
20% Rider Credit
If you do not make a withdrawal during the first three rider years and you don’t decline a rider fee increase, then a 20% rider credit may increase your ALP. This credit is 20% of purchase payments received in the first 180 days that the rider is in effect and is used to establish the enhanced lifetime base. The enhanced lifetime base is an amount that may be used to increase the ALP. The 20% rider credit does not increase the basic benefit or the contract value. Because step ups may increase your ALP, they may reduce or eliminate any benefit of the 20% rider credit.
Enhanced Lifetime Base (ELB)
The enhanced lifetime base will be established initially on the third rider anniversary. If you do not decline a rider fee increase and you do not make a withdrawal during the first three rider years, then the enhanced lifetime base will be the sum of all purchase payments received during the first three rider years plus the 20% rider credit. If you make a withdrawal during the first three rider years or decline a rider fee increase, then the 20% rider credit does not apply and the enhanced lifetime base will be established as zero and will always be zero.
The maximum enhanced lifetime base at any time is $5,000,000.
If the enhanced lifetime base is greater than zero, then it will:
•
increase by the amount of any purchase payments received on or after the third rider anniversary.
•
be reduced by any withdrawal in the same proportion as the withdrawal reduces the RBA and, if the withdrawal exceeds the RBP, it will then be set to the lesser of this reduced value and the contract value immediately following the withdrawal.
•
be set to the contract value (if your contract value is less), if you choose an asset allocation model that is more aggressive than the target model while you are in the withdrawal phase.
If any of the following events occur, then the enhanced lifetime base will be established as or reset to zero and will always be zero:
•
The total RBA is reduced to zero.
•
You decline a rider fee increase.
The enhanced lifetime base is an amount that may be used to increase the ALP and cannot be withdrawn, annuitized or payable as a death benefit.

194 RiverSource Signature Select Variable Annuity — Prospectus

Increase in ALP because of the Enhanced Lifetime Base
If the ALP is already established, on the third rider anniversary, the ALP will be increased to equal the enhanced lifetime base multiplied by the ALP Percentage (either 5% or 6% as described under “GBP Percentage and ALP Percentage” heading above), if this amount is greater than the current ALP. Thereafter, the enhanced lifetime base will always be zero.
ALP Excess Withdrawal Processing
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or the ALP Percentage (either 5% or 6% as described under “GBP Percentage and ALP Percentage” heading above) multiplied by the contract value immediately following the withdrawal.
Remaining Annual Lifetime Payment (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime benefit. Prior to establishment of the ALP, the lifetime benefit is not in effect and the RALP is zero.
The RALP is determined at the following times:
•
The RALP is established at the same time as the ALP, and:
(a)
During the waiting period – the RALP will be zero.
(b)
At any other time – the RALP is established equal to the ALP less all prior withdrawals taken in the contract year but not less than zero.
•
At the beginning of each contract year after the waiting period and when the ALP Percentage changes – the RALP is set equal to the ALP.
•
When you make additional purchase payments after the waiting period – each additional purchase payment increases the RALP by the purchase payment, if applicable multiplied by the ALP Percentage (either 5% or 6% as described under “GBP Percentage and ALP Percentage” heading above).
•
At step ups – (see “Annual Step Up” headings below).
•
At spousal continuation – (see “Spousal Option to Continue the Contract upon Owner’s Death” heading below).
•
When you make any withdrawal after the waiting period – the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. If you withdraw an amount greater than the RALP, ALP excess withdrawal processing is applied and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.
Other Provisions
Required Minimum Distributions (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of your RMD that exceeds the benefit amount will not be subject to excess withdrawal processing provided that the following conditions are met:
•
The withdrawal is after the waiting period;
•
The RMD is for your contract alone;
•
The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and
•
The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.
RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. Any withdrawal during the waiting period will reset the basic benefit and lifetime benefit at the end of the waiting period. After the waiting period, withdrawal amounts greater than the RALP or RBP that do not meet the conditions above will result in excess withdrawal processing. The amount in excess of the RBP and/or RALP that is not subject to excess withdrawal processing will be recalculated if the RALP and RBP change due to GBP Percentage and ALP Percentage changes. See Appendix E for additional information.
Annual Step Up: Beginning with the first contract anniversary, an increase of the benefit values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn in a lump sum or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment. If there have been multiple payments and the GBA increases due to the step up, the individual GBAs, RBAs, GBPs, and RBPs will be combined.
The annual step up may be available as described below, subject to the maximum GBA, RBA and ALP and subject to the following rules:
•
You have not declined a rider fee increase.

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•
If you take any withdrawals during the waiting period the annual step up will not be available until the rider anniversary following the end of the waiting period.
•
On any rider anniversary where your contract value is greater than the RBA or, your contract value multiplied by the ALP Percentage (either 5% or 6% as described under “GBP Percentage and ALP Percentage” heading above) is greater than the ALP, if established, the annual step up will be applied to your contract on the rider anniversary.
•
The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.
•
Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.
The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:
•
The total RBA will be increased to the contract value (after charges are deducted) on the rider anniversary, if the contract value is greater.
•
The total GBA will be increased to the contract value (after charges are deducted) on the rider anniversary, if the contract value is greater.
•
The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.
•
The total RBP will be reset as follows:
(a)
During the waiting period, the RBP will not be affected by the step up.
(b)
After the waiting period, the RBP will be reset to the increased GBP.
•
The ALP will be increased to the contract value (after charges are deducted) on the rider anniversary multiplied by the ALP Percentage (either 5% or 6% as described under “GBP Percentage and ALP Percentage” heading above), if greater than the current ALP.
•
The RALP will be reset as follows:
(a)
During the waiting period, the RALP will not be affected by the step up.
(b)
After the waiting period, the RALP will be reset to the increased ALP.
Spousal Option to Continue the Contract upon Owner’s Death (Spousal Continuation):
Single Life:If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource 20 – Single Life rider terminates.
Joint Life: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource 20 – Joint Life rider also continues. However, if the covered spouse continues the contract as an inherited qualified annuity or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate. The surviving covered spouse can name a new beneficiary; however, a new covered spouse cannot be added to the rider.
At the time of spousal continuation, a step-up may be available. If you decline a rider fee increase or the spousal continuation occurs during the waiting period and a withdrawal was taken, a step up is not available. All annual step-up rules (see “Annual Step-Up” heading above) also apply to the spousal continuation step-up except that a) the RBP will be calculated as the GBP after the step-up less all prior withdrawals taken during the current contract year, but not less than zero, and b) the RALP will be calculated as the ALP after the step-up less all prior withdrawals taken during the current contract year, but not less than zero. The spousal continuation step-up is processed on the valuation date spousal continuation is effective.
Rules for Withdrawal Provision of Your Contract: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be taken from the variable subaccounts, guarantee period accounts (where available), the one-year fixed account (if applicable) and the DCA fixed account in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be taken.
If Contract Value Reduces to Zero: If the contract value reduces to zero, you will be paid in the following scenarios:
1)
The ALP has not yet been established, the total RBA is greater than zero and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:
(a)
receive the remaining schedule of GBPs until the RBA equals zero; or
(b)
Single Life: wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.
Joint Life: wait until the rider anniversary following the date the younger covered spouse reaches age 65, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

196 RiverSource Signature Select Variable Annuity — Prospectus

We will notify you of this option. If no election is made, the ALP will be paid.
2)
The ALP has been established, the total RBA is greater than zero and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:
(a)
the remaining schedule of GBPs until the RBA equals zero; or
(b)
Single Life: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.
Joint Life: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.
We will notify you of this option. If no election is made, the ALP will be paid.
3)
The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.
4)
The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:
•
Single Life: covered person;
•
Joint Life: last surviving covered spouse.
Under any of these scenarios:
•
The annualized amounts will be paid to you in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency but no less frequent than annually;
•
We will no longer accept additional purchase payments;
•
You will no longer be charged for the rider;
•
Any attached death benefit riders will terminate;
•
In determining the remaining schedule of GBPs, the current GBP is fixed for as long as payments are made.
•
Single Life: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero; and
•
Joint Life: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.
The SecureSource 20 rider and the contract will terminate under either of the following two scenarios:
•
If the ALP is established and the RBA is zero, and if the contract value falls to zero as a result of a withdrawal that is greater than the RALP. This is full withdrawal of the contract value.
•
If the ALP is not established and the RBA is zero, and if the contract value falls to zero as a result of fees, charges or a withdrawal.
At Death:
Single Life: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the RBA payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract which terminates the rider.
If the contract value equals zero and the death benefit becomes payable, the following will occur:
•
If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.
•
If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.
•
If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.
•
If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.
•
If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.
Joint Life: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.

RiverSource Signature Select Variable Annuity — Prospectus 197

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the RBA payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract.
If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.
If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:
•
If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.
•
If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.
•
If the RBA equals zero, the benefit terminates. No further payments will be made.
Contract Ownership Change:
Single Life: If allowed by state law, change of ownership is subject to our approval. If there is a change of ownership and the covered person remains the same, the rider continues with no change to any of the rider benefits. Effective May 1, 2016, joint ownership and joint annuitants are not allowed except for contracts issued in California. If there is a change of ownership and the covered person would be different, the rider terminates.
Joint Life: Ownership changes are only allowed between the covered spouses or their revocable trust(s) and are subject to our approval, if allowed by state law. No other ownership changes are allowed as long as the rider is in force.
Remaining Benefit Amount (RBA) Payout Option: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource 20 rider after the waiting period.
Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).
This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.
This annuity payout option may also be elected by the beneficiary when the death benefit is payable if payments begin no later than one year after your death and the payout period does not extend beyond the beneficiary’s life or life expectancy. Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.
Rider Termination
The SecureSource 20 rider cannot be terminated either by you or us except as follows:
1.
Single Life: a change of ownership that would result in a different covered person will terminate the rider.
2.
Single Life: After the death benefit is payable, continuation of the contract will terminate the rider.
3.
Joint Life: After the death benefit is payable the rider will terminate if:
(a)
any one other than a covered spouse continues the contract, or
(b)
a covered spouse does not use the spousal continuation provision of the contract to continue the contract.
4.
Annuity payouts under an annuity payout plan will terminate the rider.
5.
You may terminate the rider if your annual rider fee after any fee increase is more than 0.25 percentage points higher than your fee before the increase (See “Optional Benefits Charges – Optional Living Benefit Charges – SecureSource 20 Rider Fee”).
6.
When the RBA and contract value is reduced to zero and either the withdrawal is taken when the ALP is not established or an excess withdrawal of the RALP is taken, the rider will terminate.
7.
Termination of the contract for any reason will terminate the rider.
8.
When a beneficiary elects an alternative payment plan which is an inherited qualified annuity, the rider will terminate.

198 RiverSource Signature Select Variable Annuity — Prospectus

For an example, see Appendix D.

RiverSource Signature Select Variable Annuity — Prospectus 199

Appendix O: SecureSource Stages Rider Disclosure
Securesource Stages Riders
This is an optional benefit that you can add to your contract for an additional charge. The benefit is intended to provide to you, after the waiting period, a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. This benefit offers a credit feature to help in low or poor performing markets and a step up feature to lock in contract anniversary gains. The SecureSource Stages rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw income over your lifetime.
This benefit is intended for assets you plan to hold and let accumulate for at least three years. Your benefits under the rider can be reduced if any of the following occurs:
•
If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be re-established based on your contract value at that time;
•
If you take a withdrawal after the waiting period and if you withdraw more than the allowed withdrawal amount in a contract year, or you take withdrawals before the lifetime benefit is available;
•
If you take a withdrawal and later choose to allocate your contract value to an investment option that is more aggressive than the target investment option.
•
If the contract value is 20% or more below purchase payments increased by any step ups or rider credits and adjusted for withdrawals (see withdrawal adjustment base described below).
The SecureSource Stages rider guarantees that, regardless of investment performance, you may take withdrawals up to the lifetime benefit amount each contract year that the lifetime benefit is available. The lifetime benefit amount can vary based on your attained age and based on the relationship of your contract value to the withdrawal adjustment base. Each contract year after the waiting period, the percentage used to determine the benefit amount is set when the first withdrawal is taken and fixed for the remainder of that year.
At any time after the waiting period, as long as your total withdrawals during the current year do not exceed the lifetime benefit amount, you will not be assessed a surrender charge and no market value adjustment will be applied. If you withdraw a larger amount, the excess amount will be assessed any applicable surrender charges and any applicable market value adjustment. At any time, you may withdraw any amount up to your entire surrender value, subject to excess withdrawal processing under the rider.
Subject to conditions and limitations, the rider also guarantees that you or your beneficiary will get back purchase payments you have made, increased by annual step-ups, through withdrawals over time. Any amount we pay in excess of your contract value is subject to our financial strength and claims-paying ability.
Subject to conditions and limitations, the lifetime benefit amount can be increased if a rider credit is available or your contract value has increased on a rider anniversary. The principal back guarantee can also be increased if your contract value has increased on a rider anniversary.
Availability
There are two optional SecureSource Stages riders available under your contract:
•
SecureSource Stages – Single Life
•
SecureSource Stages – Joint Life
The information in this section applies to both SecureSource Stages riders, unless otherwise noted.
For the purpose of this rider, the term “withdrawal” has the same meaning as the term “surrender” in the contract or any other riders
The SecureSource Stages – Single Life rider covers one person. The SecureSource Stages – Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource Stages – Single Life rider or the SecureSource Stages – Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.
The SecureSource Stages rider is an optional benefit that you may select, if approved in your state, for an additional annual charge if you purchase your contract on or after Nov. 30, 2009; and
•
Single Life: you are 80 or younger on the date the contract is issued; or
•
Joint Life: you and your spouse are 80 or younger on the date the contract is issued.
The SecureSource Stages riders are not available under an inherited qualified annuity.

200 RiverSource Signature Select Variable Annuity — Prospectus

The SecureSource Stages rider guarantees that after the waiting period, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuitization start date until:
•
Single Life: death (see “At Death” heading below).
•
Joint Life: the death of the last surviving covered spouse (see “Joint Life only: Covered Spouses” and “At Death” headings below).
Key Terms
The key terms associated with the SecureSource Stages rider are:
Age Bands: Each age band is associated with a set of lifetime payment percentages. The covered person (Joint Life: the younger covered spouse) must be at least the youngest age shown in the first age band for the annual lifetime payment to be established. After the annual lifetime payment is established, other factors determine when you move to a higher age band.
Annual Lifetime Payment (ALP): the lifetime benefit amount available each contract year after the waiting period and after the covered person (Joint Life: the younger covered spouse) has reached the youngest age in the first age band. When the ALP is available, the annual withdrawal amount guaranteed by the rider can vary each contract year.
Annual Step-Up: an increase in the benefit base or the principal back guarantee and a possible increase in the lifetime payment percentage that is available each rider anniversary if your contract value increases, subject to certain conditions.
Benefit Base (BB): used to calculate the annual lifetime payment and the annual rider charge. The BB cannot be withdrawn in a lump sum or annuitized and is not payable as a death benefit.
Credit Base (CB): used to calculate the rider credit. The CB cannot be withdrawn or annuitized and is not payable as a death benefit.
Excess Withdrawal: (1) a withdrawal taken after the waiting period and before the annual lifetime payment is established, or (2) a withdrawal that is greater than the remaining annual lifetime payment when the annual lifetime payment is available.
Excess Withdrawal Processing: after the waiting period, a reduction in benefits if a withdrawal is taken before the annual lifetime payment is established or if a withdrawal exceeds the remaining annual lifetime payment.
Lifetime Payment Percentage: used to calculate your annual lifetime payment. Two percentages (“percentage A” and “percentage B”) are used for each age band.
Principal Back Guarantee (PBG): a guarantee that total withdrawals will not be less than purchase payments you have made, increased by annual step-ups, as long as there is no excess withdrawal or benefit reset.
Remaining Annual Lifetime Payment (RALP): as you make withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. Whenever the annual lifetime payment is available, the RALP is the guaranteed amount that can be withdrawn during the remainder of the current contract year.
Rider Credit: an amount that can be added to the benefit base on each of the first ten rider anniversaries, based on a rider credit percentage of 8% in year one and 6% for years two through ten, as long as no withdrawals have been taken since the rider effective date and you do not decline any annual rider fee increase. Investment performance and withdrawals in the waiting period may reduce or eliminate the benefit of any rider credits. Rider credits may result in higher rider charges that may exceed the benefit from the credits.
Waiting Period: the period of time before you can take a withdrawal without affecting benefits under the rider. The waiting period starts on the rider effective date and ends on the day prior to the third rider anniversary.
Withdrawal: the amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge and any market value adjustment.
Withdrawal Adjustment Base (WAB): one of the components used to determine the lifetime payment percentage. The WAB cannot be withdrawn or annuitized and is not payable as a death benefit.
Important SecureSource Stages Rider Considerations
You should consider whether a SecureSource Stages rider is appropriate for you taking into account the following considerations:
You will begin paying the rider charge as of the rider effective date, even if you do not begin taking withdrawals for many years. It is possible that your contract performance, fees and charges, and withdrawal pattern may be such that your contract value will not be depleted in your lifetime and you will not receive any monetary value under the rider.

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•
Lifetime Benefit Limitations: The lifetime benefit is subject to certain limitations, including but not limited to:
Single Life: Once the contract value equals zero, payments are made for as long as the covered person is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the first death of any owner even if the covered person is still living (see “At Death” heading below). This possibility may present itself when there are multiple contract owners – when one of the contract owners dies the lifetime benefit terminates even though other contract owners are still living.
Joint Life: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the death of the last surviving covered spouse (see “At Death” heading below).
•
Withdrawals: Please consider carefully when you start taking withdrawals from this rider. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be reestablished based on your contract value at that time. Although your benefits will be set to zero until the end of waiting period, we will deduct rider fees, based on the anniversary contract value for the remainder of the waiting period. Any withdrawal request within the 3-year waiting period must be submitted in writing. In addition, any withdrawals in the first 10 years will terminate the rider credits. Also, after the waiting period if you withdraw more than the allowed withdrawal amount in a contract year or take withdrawals before the lifetime benefit is available (“excess withdrawal”), the guaranteed amounts under the rider may be reduced.
•
Investment Allocation Restrictions: You must be invested in one of the approved investment options. These funds are expected to reduce our financial risks and expenses associated with certain living benefits. Although the funds’ investment strategies may help mitigate declines in your contract value due to declining equity markets, the funds’ investment strategies may also curb your contract value gains during periods of positive performance by the equity markets. Additionally, investment in the funds may decrease the number and amount of any benefit base increase opportunities. We reserve the right to add, remove or substitute approved investment options in the future. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the regular fixed account that are available under the contract to contract owners who do not elect the rider. (See “Making the Most of Your Contract – Portfolio Navigator Program and Portfolio Stabilizer Funds.”) You may allocate purchase payments to the Special DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen. You may make two elective investment option changes per contract year; we reserve the right to limit elective investment option changes if required to comply with the written instructions of a fund (see “Making the Most of Your Contract – Market Timing”).
The following provisions apply to contracts invested in a Portfolio Navigator fund:
•
You can allocate your contract value to any available Portfolio Navigator fund during the following times: (1) prior to your first withdrawal and (2) following a benefit reset due to an investment option change as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your investment option to any available investment option.
•
Immediately following a withdrawal your contract value will be reallocated to the target investment option as shown in your contract if your current investment option is more aggressive than the target investment option. If you are in a static model portfolio, this reallocation will be made to the applicable fund of funds investment option. This automatic reallocation is not included in the total number of allowed model portfolio changes per contract year. The target investment option is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option that is more aggressive than the target investment option after 30 days written notice.
•
After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your investment option to the target investment option or any investment option that is more conservative than the target investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target or investment option, you will be in the accumulation phase again. If this is done after the waiting period, your rider benefit will be reset as follows: the BB, PBG and WAB will be reset to the contract value, if less than their current amount; and the ALP and RALP, if available, will be recalculated.
You may request to change your investment option by written request on an authorized form or by another method agreed to by us.
•
Non-Cancelable: Once elected, the SecureSource Stages rider may not be cancelled (except as provided under “Rider Termination” heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below).
Dissolution of marriage does not terminate the SecureSource Stages – Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource Stages – Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural or revocable trust ownership). The rider will terminate at the death of the contract owner because the original covered spouse will be unable to elect the spousal continuation provision of the contract (see “Joint Life only: Covered Spouses” below).

202 RiverSource Signature Select Variable Annuity — Prospectus

•
Joint Life: Limitations on Contract Owners, Annuitants and Beneficiaries: Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal option to continue the contract upon the owner’s death provision, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary.
You are responsible for establishing ownership arrangements that will allow for spousal continuation.
If you select the SecureSource Stages – Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse cannot utilize the spousal continuation provision of the contract when the death benefit is payable.
•
Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments (subject to state restrictions), which may limit your ability to make additional purchase payments to increase your contract value as you may have originally intended. For current purchase payment restrictions, please see “Buying Your Contract – Purchase Payments”.
•
Interaction with Total Free Amount (FA) contract provision: The FA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see “Charges and Adjustments – Transaction Expenses – Surrender Charge”). The FA may be greater than the remaining annual lifetime payment under this rider. Any amount you withdraw under the contract’s FA provision that exceeds the remaining annual lifetime payment is subject to the excess withdrawal processing described below. Also, any amount you withdraw during the waiting period will set all benefits under the rider to zero until the end of the waiting period when they will be reestablished based on the contract value at that time.
You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:
•
Tax Considerations for Nonqualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see “Taxes – Nonqualified Annuities”). Withdrawals are taxable income to the extent of earnings. Withdrawal of earnings before age 59½ may also incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.
•
Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD during the waiting period and such withdrawals will set all benefits under the rider to zero until the end of the waiting period when they will be reestablished based on the contract value at that time. While the rider permits certain excess withdrawals to be taken after the waiting period for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix E for additional information.
•
Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships generally are not recognized as marriages for federal tax purposes. For additional information see “Taxes – Other – Spousal status” section of this prospectus.
•
Limitations on Tax-Sheltered Annuities (TSAs): Your right to take withdrawals is restricted if your contract is a TSA (see “TSA – Special Provisions”).
Lifetime Benefit Description
Single Life only: Covered Person: the person whose life is used to determine when the annual lifetime payment is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered person is the oldest contract owner. If any owner is a nonnatural person (e.g., an irrevocable trust or corporation) or a revocable trust, the covered person is the oldest annuitant.
Joint Life only: Covered Spouses: the contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If any contract owner is a nonnatural person (e.g., an irrevocable trust or corporation) or a revocable trust, the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the annual lifetime payment is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered spouses are established on the rider effective date and cannot be changed.
Annual Lifetime Payment (ALP): the lifetime benefit amount available each contract year after the waiting period and after the covered person (Joint Life: younger covered spouses) has reached age 50. When the ALP is established and at all times thereafter, the ALP is equal to the BB multiplied by the lifetime payment percentage. Anytime the lifetime

RiverSource Signature Select Variable Annuity — Prospectus 203

payment percentage or BB changes as described below, the ALP will be recalculated. When the ALP is available, the first withdrawal taken in each contract year will set and fix the lifetime payment percentage for the remainder of the contract year.
If you withdraw less than the ALP in a contract year, the unused portion does not carry over to future contract years.
Single Life: The ALP is established on the later of the rider effective date if the covered person has reached age 50, or the date the covered person’s attained age equals age 50. The ALP will be available on later of the rider anniversary after the waiting period, or the date the covered person’s attained age equals age 50.
Joint Life: The ALP is established on the earliest of the following dates:
•
The rider effective date if the younger covered spouse has already reached age 50.
•
The date the younger covered spouse’s attained age equals age 50.
•
Upon the first death of a covered spouse, then either: (a) the date we receive a written request when the death benefit is not payable and the surviving covered spouse has already reached age 50, (b) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 50, or (c) the date the surviving covered spouse reaches age 50.
•
Following dissolution of marriage of the covered spouses, then either (a) the date we receive a written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) has already reached age 50, or (b) the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) reaches age 50.
The ALP will be available on later of the rider anniversary after the waiting period, or the date the ALP is established.
Remaining Annual Lifetime Payment (RALP): the remaining annual lifetime payment guaranteed for withdrawal after any withdrawals are made. The RALP is established at the same time as the ALP. The RALP will be zero during the waiting period. After the waiting period, the RALP equals the ALP less all withdrawals in the current contract year, but it will not be less than zero.
Lifetime Payment Percentage: used to calculate the annual lifetime payment. Two percentages are used for a given age band, percentage A or percentage B, depending on the factors described below.
For ages:
•
50-58, percentage A is 4% and percentage B is 3%.
•
59-64, percentage A is 5% and percentage B is 4%.
•
65-79, percentage A is 6% and percentage B is 5%.
•
80 and older, percentage A is 7% and percentage B is 6%.
The age band for the lifetime payment percentage is determined at the following times:
•
When the ALP is established: The age band for the lifetime payment percentage used to calculate the initial ALP is the percentage for the covered person’s attained age (Joint Life: younger covered spouses attained age).
•
On the covered person’s subsequent birthdays (Joint Life: younger covered spouses subsequent birthdays): Except as noted below, if the covered person’s new attained age (Joint Life: younger covered spouses attained age) is in a higher age band, then the higher age band will be used to determine the appropriate lifetime payment percentage. (However, if you decline any annual rider fee increase or if a withdrawal has been taken since the ALP was made available, then the lifetime payment percentage will not change on subsequent birthdays.)
•
Upon annual step-ups (see “Annual step ups” below).
•
For the Joint life rider, upon death or change in marital status: In the event of death or dissolution of marriage: (A) If no withdrawal has been taken since the ALP was available and no annual rider fee increase has been declined, the lifetime payment percentage will be reset based on the Age Band for the remaining covered spouse’s attained age. (B) If the ALP is not established but the remaining covered spouse has reached the youngest age in the first Age Band, the remaining covered spouse’s attained age will be used to determine the age band for the lifetime payment percentage. In the event of remarriage of the covered spouses to each other, the lifetime payment percentage used is the percentage for the younger covered spouse’s attained age.
The following determines whether Percentage A or Percentage B is used for each applicable age band:
During the waiting period, percentage A will be used to determine the amount payable to beneficiaries under the principal back guarantee (PBG).
After the waiting period, a comparison of your contract value and the withdrawal adjustment base (WAB) determines whether percentage A or percentage B is used to calculate the ALP unless the percentage is fixed as described below.

204 RiverSource Signature Select Variable Annuity — Prospectus

On each valuation date, if the benefit determining percentage is less than the 20% adjustment threshold, then percentage A is used in calculating your ALP, otherwise percentage B is used. The benefit determining percentage is calculated as follows, but it will not be less than zero:
1– (a/b) where:
a	=	Contract value at the end of the prior valuation period
b	=	WAB at the end of the prior valuation period
After the ALP is available, the first withdrawal taken in each contract year will set and fix the lifetime payment percentage for the remainder of the contract year. Beginning on the next rider anniversary, the lifetime payment percentage can change on each valuation day as described above until a withdrawal is taken in that contract year.
Under certain limited situations, your Lifetime Payment Percentage will not vary each contract year. Percentage A or percentage B will be determined at the earliest of (1), (2) or (3) below and remain fixed for as long as the benefit is payable:
•
if the ALP is established, when your contract value on a rider anniversary is less than two times the benefit base (BB) multiplied by percentage B for your current age band, or
•
when the contract value reduces to zero, or
•
on the date of death (Joint Life: remaining covered spouse’s date of death) when a death benefit is payable.
For certain periods of time at our discretion and on a non-discriminatory basis, your lifetime payment percentage may be set by us to percentage A if more favorable to you.
Determination of Adjustments of Benefit Values: Your lifetime benefit values and principal back guarantee (PBG) are determined at the following times and are subject to a maximum benefit base (BB), credit base (CB), withdrawal adjustment base (WAB) and PBG amount of $10 million each:
•
On the contract date: The WAB, CB, BB and PBG are set equal to the initial purchase payment.
•
When an additional purchase payment is made: Before a withdrawal is taken in the waiting period and at any time after the waiting period, the WAB, CB (unless it has been permanently set to zero), BB and PBG will be increased by the amount of each additional purchase payment.
•
When a withdrawal is taken: If the CB is greater than zero, the CB will be permanently reset to zero when the first withdrawal is taken, and there will be no additional rider credits. If the first withdrawal is taken during the waiting period, the WAB, BB and PBG will be set equal to zero until the end of the waiting period.
•
Whenever a withdrawal is taken after the waiting period:
(a)
the WAB will be reduced by the “adjustment for withdrawal,” as defined below.
(b)
if the ALP is established and the withdrawal is less than or equal to the RALP, the BB does not change and the PBG is reduced by the amount of the withdrawal, but it will not be less than zero.
(c)
if the ALP is not established, excess withdrawal processing will occur as follows. The BB will be reduced by the “adjustment for withdrawal,” and the PBG will be reduced by the greater of the amount of the withdrawal or the “adjustment for withdrawal,” but it will not be less than zero.
(d)
If the ALP is established and the withdrawal is greater than the RALP, excess withdrawal processing will occur as follows:
The PBG will be reset to the lesser of:
(i) the PBG reduced by the amount of the withdrawal, but it will not be less than zero; or
(ii) the PBG minus the RALP on the date of (but prior to) the withdrawal and further reduced by an amount calculated as follows, but it will not be less than zero:
a × b	where:
c

a	=	the amount of the withdrawal minus the RALP
b	=	the PBG minus the RALP on the date of (but prior to) the withdrawal
c	=	the contract value on the date of (but prior to) the withdrawal minus the RALP

RiverSource Signature Select Variable Annuity — Prospectus 205

The BB will be reduced by an amount as calculated below:
d × e	where:
f

d	=	the amount of the withdrawal minus the RALP
e	=	the BB on the date of (but prior to) the withdrawal
f	=	the contract value on the date of (but prior to) the withdrawal minus the RALP.
Adjustment for Withdrawal Definition: When the WAB, PBG or BB is reduced by a withdrawal in the same proportion as the contract value is reduced, the proportional amount deducted is the “adjustment for withdrawal.” The “adjustment for withdrawal” is calculated as follows:
g × h	where:
i

g	=	the amount the contract value is reduced by the withdrawal
h	=	the WAB, BB or PGB (as applicable) on the date of (but prior to) the withdrawal
I	=	the contract value on the date of (but prior to) the withdrawal.
Rider Anniversary Processing: The following describes how the WAB, BB and PBG are calculated on rider anniversaries, subject to the maximum amount of $10 million for each, and how the lifetime payment percentage can change on rider anniversaries.
•
On the rider anniversary following the waiting period: If a withdrawal was taken during the waiting period and you did not decline any annual rider fee increase as described in the rider charges provision, the BB, WAB and PBG are reset to the contract value. If a withdrawal was taken during the waiting period and you declined any annual rider fee increase, the BB and PBG are reset to the lesser of (1) the BB or PBG (as applicable) at the time of the first withdrawal, plus any additional purchase payments since the time of the first withdrawal, minus all withdrawals, or (2) the contract value. The WAB will be reset to the BB.
•
The WAB on rider anniversaries: Unless you decline any annual rider fee increase or take a withdrawal during the waiting period, the WAB (after any rider credit is added) will be increased to the contract value, if the contract value is greater. If a withdrawal was taken during the waiting period, the WAB will be increased to the contract value, if the contract value is greater, starting on the rider anniversary following the waiting period.
Rider Credits: If you did not take any withdrawals and you did not decline any annual rider fee increase, a rider credit may be available for the first ten rider anniversaries. On the first rider anniversary, the rider credit equals the credit base (CB) 180 days following the rider effective date multiplied by 8%. On any subsequent rider credit anniversaries, the rider credit equals the CB as of the prior rider anniversary multiplied by 6%. On the first rider anniversary the BB and WAB will be set to the greater of the current BB, or the BB 180 days following the contract date increased by the rider credit and any additional purchase payments since 180 days following the rider effective date. On any subsequent rider credit anniversaries the BB and WAB will be set to the greater of the current BB, or the BB on the prior rider anniversary increased by the rider credit and any additional purchase payments since the prior rider anniversary. If the CB is greater than zero, the CB will be permanently reset to zero on the 10th rider anniversary after any adjustment to the WAB and BB, and there will be no additional rider credits.
Annual step ups: Beginning with the first rider anniversary, an annual step-up may be available. If you take any withdrawals during the waiting period, the annual step-up will not be available until the 3rd rider anniversary. If you decline any annual rider fee increase, future annual step-ups will no longer be available.
The annual step-up will be executed on any rider anniversary where the contract value (after charges are deducted) is greater than the PBG or the BB after any rider credit is added. If an annual step-up is executed, the PBG, BB and lifetime payment percentage will be adjusted as follows: The PBG will be increased to the contract value, if the contract value is greater. The BB (after any rider credit is added) will be increased to the contract value, if the contract value is greater. If the covered person’s attained age (Joint Life: younger covered spouses attained age) on the rider anniversary is in a higher age band and (1) there is an increase to BB due to a step-up or (2) the BB is at the maximum of $10,000,000 so there was no step-up of the BB, then the higher age band will be used to determine the appropriate lifetime payment percentage, regardless of any prior withdrawals.
Other Provisions
Required Minimum Distributions (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the remaining annual lifetime payment on the most recent contract anniversary, the portion of your RMD that exceeds the benefit amount will not be subject to excess withdrawal processing provided that the following conditions are met:
•
The withdrawal is after the waiting period;

206 RiverSource Signature Select Variable Annuity — Prospectus

•
The annual lifetime payment is available;
•
The RMD is for your contract alone;
•
The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and
•
The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the contract date.
RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. A withdrawal during the waiting period will reset the benefit base, the withdrawal adjustment base and the principal back guarantee to the contract value at the end of the waiting period. After the waiting period, a withdrawal taken before the annual lifetime payment is established or withdrawing amounts greater than the remaining annual lifetime payment that do not meet these conditions will result in excess withdrawal processing. The amount in excess of the RALP that is not subject to excess withdrawal processing will be recalculated if the ALP changes due to lifetime payment percentage changes. See Appendix E for additional information.
Spousal Option to Continue the Contract upon Owner’s Death (Spousal Continuation):
Single Life: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource Stages – Single Life rider terminates.
Joint Life: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource Stages – Joint Life rider also continues. However, if the covered spouse continues the contract as an inherited qualified annuity or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate. The surviving covered spouse can name a new beneficiary; however, a new covered spouse cannot be added to the rider.
At the time of spousal continuation, a step-up may be available. If you decline a rider fee increase or the spousal continuation occurs during the waiting period and a withdrawal was taken, a step up is not available. All annual step-up rules (see “Rider Anniversary Processing – Annual Step-Up” heading above) also apply to the spousal continuation step-up. The WAB will be increased to the contract value if the contract value is greater. The spousal continuation step-up is processed on the valuation date spousal continuation is effective.
Rules for Surrender: Minimum account values following surrender no longer apply to your contract. For withdrawals, the withdrawal will be taken from all accounts and the variable subaccounts in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be taken.
If your contract value is reduced to zero, the CB, if greater than zero, will be permanently reset to zero, and there will be no additional rider credits. Also, the following will occur:
•
If the ALP is not established and if the contract value is reduced to zero as a result of market performance, fees or charges, then the owner must wait until the ALP would be established, and the ALP will be paid annually until the death of the covered person (Joint Life: both covered spouses).
•
If the ALP is established and if the contract value is reduced to zero as a result of market performance, fees or charges, or as a result of a withdrawal that is less than or equal to the RALP, then the owner will receive the ALP paid annually until the death of the covered person (Joint Life: both covered spouses).
In either case above:
–
These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, We have the right to change the frequency, but no less frequently than annually.
–
We will no longer accept additional purchase payments.
–
No more charges will be collected for the rider.
–
The current ALP is fixed for as long as payments are made.
–
The death benefit becomes the remaining schedule of annual lifetime payments, if any, until total payments to the owner and the beneficiary are equal to the PBG at the time the contract value falls to zero.
–
The amount paid in the current contract year will be reduced for any prior withdrawals in that year.
•
If the ALP is not established and if the contract value is reduced to zero as a result of a withdrawal taken before the ALP is established, this rider and the contract will terminate.
•
If the ALP is established and if the contract value is reduced to zero as a result of a withdrawal that is greater than the RALP, this rider and the contract will terminate.

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At Death:
Single Life: If the contract is jointly owned and an owner dies when the contract value is greater than zero, the lifetime benefit for the covered person will cease even if the covered person is still living or if the contract is continued under the spousal continuation option.
Joint Life: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation option to continue the lifetime benefit. If spousal continuation is not available, the rider terminates. The lifetime benefit ends at the death of the surviving covered spouse.
If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may:
•
elect to take the death benefit under the terms of the contract, or
•
elect to take the principal back guarantee available under this rider, or
•
continue the contract and the SecureSource Stages rider under the spousal continuation option.
For single and joint life, the beneficiary may elect the principal back guarantee under this rider if payments begin no later than one year after your death and the payout period does not extend beyond the beneficiary’s life or life expectancy. If elected, the following will occur:
•
If the PBG is greater than zero and the ALP is established, the ALP on the date of death will be paid until total payments to the beneficiary are equal to the PBG on the date of death.
•
If the PBG is greater than zero and the ALP is not established, the BB on the date of death multiplied by the lifetime payment percentage used for the youngest age of the covered spouses in the first age band shown on the contract data page will be paid annually until total payments to the beneficiary are equal to the PBG on the date of death.
In either of the above cases:
•
After the date of death, there will be no additional rider credits or annual step-ups.
•
The lifetime payment percentage used will be set as of the date of death.
•
The amount paid in the current contract year will be reduced for any prior withdrawals in that year.
On the date of death (Joint Life: remaining covered spouse’s date of death), if the CB is greater than zero, the CB will be permanently reset to zero, and there will be no additional rider credits.
If the PBG equals zero, the benefit terminates. No further payments are made.
Contract Ownership Change:
Single Life: If allowed by state law, change of ownership is subject to our approval. If there is a change of ownership and the covered person remains the same, the rider continues with no change to any of the rider benefits. Effective May 1, 2016, joint ownership and joint annuitants are not allowed except for contracts issued in California. If there is a change of ownership and the covered person would be different, the rider terminates.
Joint Life: Ownership changes are only allowed between the covered spouses or their revocable trust(s) and are subject to our approval, if allowed by state law. No other ownership changes are allowed as long as the rider is in force.
Assignment: If allowed by state law, an assignment is subject to our approval.
Annuity Provisions: You can choose one of the payout options available under the contract or an alternative fixed annuity payout option available under the SecureSource Stages rider. Under the rider’s payout option, the minimum amount payable shown in Table B, will not apply and you will receive the annual lifetime payment provided by this rider until the later of the death of the covered person (Joint Life: both covered spouses) or depletion of the principal back guarantee. If you choose to receive the ALP, the amount payable each year will be equal to the annual lifetime payment on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. For more information on annuity payout plans, please see “The Annuity Payout Period - Annuity Payout Plans.”
If you choose to receive the ALP rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date except for the PBG.
Rider Termination
The SecureSource Stages rider cannot be terminated either by you or us except as follows:
•
Single Life: a change of ownership that would result in a different covered person will terminate the rider.
•
Single Life: after the death benefit is payable, the rider will terminate.
•
Single Life: spousal continuation will terminate the rider.

208 RiverSource Signature Select Variable Annuity — Prospectus

•
Joint Life: After the death benefit is payable the rider will terminate if anyone other than a covered spouse continues the contract. However, if the covered spouse continues the contract as an inherited qualified annuity or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate.
•
On the annuitization start date, the rider will terminate.
•
You may terminate the rider if your annual rider fee would increase more than 0.25 percentage points (See “Optional Benefit Charges – Optional Living Benefit Charges – SecureSource Stages Rider Fee”)
•
When the contract value is reduced to zero and either the withdrawal taken when the annual lifetime payment is not established or a withdrawal in excess of the remaining annual lifetime payment is taken, the rider will terminate.
•
Termination of the contract for any reason will terminate the rider.
For an example, see Appendix D.

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Appendix P: Withdrawal Benefit Riders: Electing Step Up or Spousal Continuation Step Up
Example – Withdrawal Benefit Riders: Electing Step Up or Spousal Continuation Step Up
Assumptions:
This example assumes that the covered person (for joint life, younger covered spouse) is 65 or older and there are no additional purchase payments or withdrawals.
•
You own a RiverSource variable annuity with a withdrawal benefit rider. You are currently invested in the Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (a Portfolio Navigator fund) with a current rider fee of 0.65%.
Your Contract Value (CV) is $100,000 and your withdrawal benefit rider currently provides the following benefits:
1)
You can withdraw $6,000 a year for the rest of your life. This is your Annual Lifetime Payment. Or
2)
You can withdraw $7,000 a year until you have withdrawn a total of $100,000. This is your Guaranteed Benefit Payment.
Based on your current CV, you will pay a rider fee of approximately $650 on your next annuity contract anniversary.
•
The annual fee for this rider has increased to 0.95% for clients invested in the Variable Portfolio – Moderately Aggressive Portfolio (Class 2).
The following compares certain options available to you. Changes to rider values or fees are presented for two different scenarios where your CV increases to either $110,000 or $101,000 over the contract year:
1) Elect to lock in your contract gains to your benefit values (step up):
	CV of $110,000	CV of $101,000
Increase in Annual Lifetime Payment	$600	$60
Increase in Guaranteed Benefit Payment	$700	$70
Increase in Annual Rider Fee	0.30%	0.30%
Increase in Annual Contract Charge	$330	$303
Automatic step ups will continue on your next anniversary (if available under your rider).
2) Do not elect to lock in your contract gains (no step up):
	CV of $110,000	CV of $101,000
Increase in Annual Lifetime Payment	$0	$0
Increase in Guaranteed Benefit Payment	$0	$0
Increase in Annual Rider Fee	0%	0%
Increase in Annual Contract Charge	$65	$6.50
Your rider fee will not change, although the dollar amount of your annual charge will change as your CV changes. On your next anniversary, you will again have the option to elect the step up (lock in contract gains)
3) Move to one of the Portfolio Stabilizer funds and elect the step up:
	CV of $110,000	CV of $101,000
Increase in Annual Lifetime Payment	$600	$60
Increase in Guaranteed Benefit Payment	$700	$70
Increase in Annual Rider Fee	0%	0%
Increase in Annual Contract Charge	$65	$6.50
Your rider fee will not change, although the dollar amount of your annual charge will change as your CV changes. Automatic step ups will continue on your next anniversary (if available under your rider).
The above example is for illustrative purposes only. The assumptions and calculations used are not intended to be consistent with any one rider, but instead are intended to provide an idea of how different scenarios would operate. Your specific rider may use different calculations for fees or have different benefits available. For a full description and rules applicable to step up options under your rider, please see the “Optional Living Benefits” section.
Electing to step up may result in different increases to the annual rider charge relative to the increase in your rider values. You should weigh the resulting increased charge due to the step up versus the increases to your benefits to determine the option that is best for you.

210 RiverSource Signature Select Variable Annuity — Prospectus

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The Statement of Additional Information (SAI) includes additional information about the Contract. The SAI, dated the same date as this prospectus, is incorporated by reference into this prospectus. The SAI is available, without charge, upon request. For a free copy of the SAI, or for more information about the Contract, call us at 1-800-862-7919, visit our website at riversource.com/annuities or write to us at: 70100 Ameriprise Financial Center Minneapolis, MN 55474.

RiverSource Life Insurance Company (RiverSource Life)
70100 Ameriprise Financial Center
Minneapolis, MN 55474
Telephone: 1-800-862-7919
PRO9025_12_E01_(05/26)
Reports and other information about RiverSource Variable Annuity Account and RiverSource Life Insurance Company are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000044125; C000267008
© 2008-2026 RiverSource Life Insurance Company. All rights reserved.

PART B.

STATEMENT OF ADDITIONAL INFORMATION
FOR

EVERGREEN ESSENTIAL VARIABLE ANNUITY
EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY
EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY
EVERGREEN PATHWAYS VARIABLE ANNUITY
EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY
EVERGREEN PRIVILEGE VARIABLE ANNUITY
RIVERSOURCE® ACCESSCHOICE SELECT VARIABLE ANNUITY
RIVERSOURCE® BUILDER SELECT VARIABLE ANNUITY
RIVERSOURCE® ENDEAVOR SELECT VARIABLE ANNUITY
RIVERSOURCE® FLEXCHOICE VARIABLE ANNUITY
RIVERSOURCE® FLEXCHOICE SELECT VARIABLE ANNUITY
RIVERSOURCE® GALAXY PREMIER VARIABLE ANNUITY
RIVERSOURCE® INNOVATIONS VARIABLE ANNUITY
RIVERSOURCE® INNOVATIONS SELECT VARIABLE ANNUITY
RIVERSOURCE® INNOVATIONS CLASSIC VARIABLE ANNUITY
RIVERSOURCE® INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY
RIVERSOURCE® NEW SOLUTIONS VARIABLE ANNUITY
RIVERSOURCE® PINNACLE VARIABLE ANNUITY
RIVERSOURCE® SIGNATURE VARIABLE ANNUITY
RIVERSOURCE® SIGNATURE SELECT VARIABLE ANNUITY
RIVERSOURCE® SIGNATURE ONE VARIABLE ANNUITY
RIVERSOURCE® SIGNATURE ONE SELECT VARIABLE ANNUITY
WELLS FARGO ADVANTAGE VARIABLE ANNUITY
WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY
WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY
WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY
WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY
RIVERSOURCE VARIABLE ANNUITY ACCOUNT
May 1, 2026
RiverSource Variable Annuity Account is a separate account of RiverSource Life Insurance Company (RiverSource Life). This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained from your investment professional, or by writing or calling us at the address and telephone number below.
This SAI contains financial information for all the subaccounts of RiverSource Variable Annuity Account. Not all subaccounts will apply to your specific contract.
RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-333-3437
SAI9000_12_E01_(05/26)

Table of Contents
Company	p. 2
Non-Principal Risks of Investing in the Contracts	p. 2
Services	p. 2
Contract Adjustment	p. 4
Calculating Annuity Payouts	p. 5
Rating Agencies	p. 6
Principal Underwriter	p. 7
Experts	p. 7
Custodian	p. 7
Financial Statements
 1 ■ RiverSource Variable Annuity Account

Company
RiverSource Life Insurance Company (the “Company”, “we”, “our” and “us”) is a stock life insurance company organized in 1957 under the laws of the state of Minnesota, located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts (including indexed linked annuity contracts) and life insurance policies.
Non-Principal Risks of Investing in the Contracts
Fund of Funds Risk. Funds that are “funds of funds” (or “feeder funds”) invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce your investment return.
Money Market Fund Sub-Account Delay of Payment Risk. If, pursuant to SEC rules, a Fund that is a money market fund suspends payment of redemption proceeds in connection with a liquidation of such Fund, we will delay payment of any transfer, partial withdrawal, full surrender, or death benefit from the corresponding Subaccount until the Fund is liquidated.
Mixed and Shared Funding Risk. Fund shares may be sold to our insurance company affiliates or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other Owners investing in these Funds. If a material conflict arises, we will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another underlying Fund.
BUSINESS CONTINUITY/DISASTER RECOVERY
Disruptive events, including natural or man-made disasters and public health crises may adversely affect our ability to conduct business, including if our employees, the employees of intermediaries or service providers are unable to perform their responsibilities as a result of any such event. Such disruptions to our business operations could interfere with processing of transactions (including the issuance of contracts). Also, disruptions may interfere with our ability to receive, pick up and process mail and messages, impact our ability to calculate values, or cause other operational or system issues. Furthermore, these disruptions may persist even if our employees, the employees of intermediaries or service providers are able to work remotely. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds to lose value. There can be no assurance that RiverSource Life, the Funds, or our service providers will avoid losses affecting your policy due to a disaster or other catastrophe.
Services
Our Service Center performs certain administrative services on the contracts and policies we issue. The address and telephone number of our Service Center are listed on the first page of the prospectus.
We also have entered into agreements with the following entities to provide the identified services in connection with the contracts and policies we issue. The entities engaged by RiverSource Life may change over time. We may modify, terminate, or enter into new arrangements with service providers at any time.
Entities that provide a significant amount of services to RiverSource Life are listed in the table below, along with a description of the services provided and the basis for compensation paid.
Name of Service Provider	Services Provided	Principal Business Address	Basis for Compensation Paid
Ameriprise Financial, Inc. ("AFI")*	Business affairs management and administrative support related to new business and servicing of existing contracts and policies	901 Third Avenue South Minneapolis, MN 55402 USA	Expense allocation based primarily on policies in force, secondarily on policies issued or cash sales (for acquisition expenses)
Ameriprise India LLP ("Amp India")*	Administrative support related to new business and servicing of existing contracts and policies	Plot No. 14, Sector 18 Udyog Vihar Gurugram, Haryana – 122 015 India	Expense allocation based on number of service provider employees dedicated to performing services
Foundever Asia, Inc. ("Foundever Asia") (previously known as Sykes Enterprises Incorporated)	Administrative support related to new business and servicing of existing contracts and policies	10th Floor, Glorietta BPO 1 Office Tower Makati City 1224 Metro Manila Philippines	Expense allocation based on number of contacts made or received from customers

*	Affiliated Entities
The aggregate dollar amount paid to AFI by RiverSource Life for the services provided in 2025 was $16,451,499, in 2024 was $17,461,314 and in 2023 was $20,661,758.
RiverSource Variable Annuity Account ■ 2

The aggregate dollar amount paid to Amp India by RiverSource Life for the services provided in 2025 was $5,940,667, in 2024 was $5,050,412 and in 2023 was $4,115,930.
The aggregate dollar amount paid to Foundever Asia by RiverSource Life for the services provided in 2025 was $1,196,788, in 2024 was $1,510,481 and in 2023 was $1,334,367.
 3 ■ RiverSource Variable Annuity Account

Contract Adjustment
Market Value Adjustment (MVA)
As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as “early surrenders.” The examples may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, Special DCA fixed account, regular fixed account and the fees and charges that apply to your contract.
Assumptions:
You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and after three years, you decide to make a surrender from your GPA. In other words, there are seven years left in your guarantee period.
Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.
Example 1:  Remember that your GPA is earning 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA’s 3.0% rate is less than the 3.6% rate so the MVA will be negative.
Example 2:  Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA’s 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.
Sample MVA Calculations
The precise MVA formula we apply is as follows:
Where i = rate earned in the GPA from which amounts are being transferred or surrendered.
j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period (rounded up to the next year).
n = number of months remaining in the current Guarantee Period (rounded up to the next month).
Keep in mind that the current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for guarantee period durations equaling the remaining guarantee period of the GPA to which the formula is being applied.
Examples — MVA
Using assumptions similar to those we used in the examples above:
• You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and
• we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and
• after three years, you decide to make a $1,000 surrender from your GPA. In other words, there are seven years left in your guarantee period.
Example 1:  You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:
In this example, the MVA is a negative $39.84.
Assume that immediately before the $1,000 surrender, the value of your GPA was $10,000. If you requested to receive a net surrender amount, the GPA value is reduced by the $1,000 you requested, the $39.84 negative MVA, and any applicable surrender charge. The percentage change in the value of your GPA due to the negative MVA is –0.40%.
In this example, assuming no surrender charge applies, you receive the $1,000 you requested and the value remaining in your GPA is $8,960.16.
RiverSource Variable Annuity Account ■ 4

Example 2:  You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:
In this example, the MVA is a positive $27.61
Assume that immediately before the $1,000 surrender, the value of your GPA was $10,000. If you requested to receive a net surrender amount, the GPA value is reduced by the $1,000 you requested and any applicable surrender charge but increased by the $27.61 positive MVA. The percentage change in the value of your GPA due to the positive MVA is 0.28%.
In this example, assuming no surrender charge applies, you receive the $1,000 you requested and the value remaining in your GPA is $9,027.61.
Please note that, depending on the surrender charge schedule applicable to any purchase payments you allocate to a GPA, a surrender charge may also apply. We do not apply MVAs to the amounts we deduct for surrender charges, so we would deduct any applicable surrender charge from your early surrender after we applied the MVA. Also note that when you request an early surrender, we surrender an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable surrender charge, unless you request otherwise.
The examples below demonstrate the impact an MVA may have on the death benefits available under the contract. Under certain death benefits, the value of the death benefit is reduced proportionally when you take a partial surrender. If you request a partial surrender from the GPAs that will give you the net amount you requested after we apply any applicable MVA and surrender charge, the MVA could increase or decrease the percentage of contract value that is withdrawn. In these circumstances, a negative MVA would increase the impact of an adjusted partial withdrawal (which is based on the percentage of contract value that is withdrawn) on the value of the death benefit.
Example 1. Death benefit calculation that includes the full surrender value
Assumptions:
• Contract Value = $99,000
• Surrender Charge = $2,000
• Market Value Adjustment = $5,000
• No rider charges
• Return of Purchase Payment Death Benefit = $100,000
Full surrender Value = Contract Value – Surrender Charge + Market Value Adjustment = $99,000 – $2,000 + $5,000 = $102,000
Death Benefit = Greater of Contract Value, Return of Purchase Payment Death Benefit, and full surrender value = $102,000
Example 2. - Proportional adjustment to the death benefit due to a partial surrender:
Assumptions:
• Contract Value (before the partial surrender) = $50,000
• Return of Purchase Payment Death Benefit (before the partial surrender) = $55,000
• Net Partial Surrender requested = $5,000
• MVA Amount = -$500
• Surrender Charge = $0
Amount withdrawn from Contract Value = $5,500
Remaining Contract Value = $44,500
Adjusted Partial Surrenders = $55,000 x $5,500 / $50,000 = $6,050
Adjusted Return of Purchase Payment Death Benefit = $55,000 - $6,050 = $48,950
Death Benefit = Greater of Contract Value and Return of Purchase Payment Death Benefit = $48,950
Calculating Annuity Payouts
VARIABLE ANNUITY PAYOUTS
We do the following calculations separately for each of the subaccounts of the variable account. The separate monthly payouts, added together, make up your total variable annuity payout.
 5 ■ RiverSource Variable Annuity Account

Initial Payout:  To compute your first monthly payout, we:
• determine the dollar value of your contract on the valuation date and deduct any applicable premium tax; then
• apply the result to the annuity table contained in the contract or another table at least as favorable.
The annuity table shows the amount of the first monthly payout for each $1,000 of value which depends on factors built into the table, as described below.
Annuity Units:  We then convert the value of your subaccount to annuity units. To compute the number of units credited to you, we divide the first monthly payout by the annuity unit value (see below) on the valuation date. The number of units in your subaccount is fixed. The value of the units fluctuates with the performance of the underlying fund.
Subsequent Payouts: To compute later payouts, we multiply:
• the annuity unit value on the valuation date by;
• the fixed number of annuity units credited to you.
Annuity Unit Values: We originally set  this value at $1 for each subaccount. To calculate later values we multiply the last annuity value by the product of:
• the net investment factor; and
• the neutralizing factor.
The purpose of the neutralizing factor is to offset the effect of the assumed rate built into the annuity table. With an assumed investment rate of 5%, the neutralizing factor is 0.999866 for a one day valuation period.
Net Investment Factor: We determine the net investment factor by:
• adding the fund’s current net asset value per share plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then
• dividing that sum by the previous adjusted net asset value per share; and
• subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.
Because the net asset value of the fund may fluctuate, the net investment factor may be greater or less than one, and the annuity unit value may increase or decrease. You bear this investment risk in a subaccount.
FIXED ANNUITY PAYOUTS
We guarantee your fixed annuity payout amounts. Once calculated, your payout will remain the same and never change.
To calculate your annuity payouts we:
• take the amount of contract value at the retirement date or the date you selected to begin receiving your annuity payouts and which you want to be applied to fixed annuity payouts; then
• using an annuity table, we apply the value according to the annuity payout plan you select.
The annuity payout table we use will be the one in effect at the time you choose to begin your annuity payouts. The values in the table will be equal to or greater than the table in your contract.
Rating Agencies
We receive ratings from independent rating agencies. These agencies evaluate the creditworthiness and claims-paying ability of insurance companies based on a number of different factors. The ratings reflect each agency’s estimation of our ability to meet our contractual obligations such as making annuity payouts and paying death benefits and other distributions. As such, the ratings relate to our general account and not to the subaccounts. This information generally does not relate to the management or performance of the subaccounts.
For detailed information on the agency ratings given to RiverSource Life, see  “Investor Relations — Financial Information — Credit Ratings” on our website at ameriprise.com or contact your sales representative. You also may view our current ratings by visiting the agency websites directly at:
A.M. Best	www.ambest.com
Moody’s	www.moodys.com
Standard & Poor’s	www.standardandpoors.com
A.M. Best — Rates insurance companies for their financial strength.
Moody’s — Rates insurance companies for their financial strength.
Standard & Poor’s — Rates insurance companies for their financial strength.
RiverSource Variable Annuity Account ■ 6

Principal Underwriter
RiverSource Distributors, Inc. (RiverSource Distributors) serves as principal underwriter for the contracts, which are offered on a continuous basis. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). RiverSource Distributors is not required to sell any specific number or dollar amount of securities, but will use its best efforts to sell the securities offered. The contracts are offered to the public through certain securities broker-dealers and through entities that may offer the contracts but are exempt from registration that have entered into selling agreements with RiverSource Life and RiverSource Distributors and whose personnel are legally authorized to sell annuity products. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.
The aggregate dollar amount of underwriting commissions paid to RiverSource Distributors by RiverSource Life in 2025 was $443,503,518, in 2024 was $439,655,537, and in 2023 was $394,275,424. RiverSource Distributors retains no underwriting commissions from the sale of the contracts.
Experts
The consolidated financial statements as of December 31, 2025 and December 31, 2024 and for each of the three years in the period ended December 31, 2025 of the RiverSource Life Insurance Company and its subsidiaries and the financial statements as of December 31, 2025 and for each of the two years in the period ended December 31, 2025 of each of the divisions of RiverSource Variable Annuity Account included in this Statement of Additional Information dated April 24, 2026, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
Custodian
RiverSource Life is the custodian of the assets of RiverSource Variable Annuity Account. RiverSource Life holds these assets for safekeeping, maintains records and accounts relating to the variable account including purchase and redemption transactions, and is responsible for administration of the contracts. RiverSource Life’s principal offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474.
 7 ■ RiverSource Variable Annuity Account

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE COMPANY AND
THE CONTRACT OWNERS OF RIVERSOURCE VARIABLE ANNUITY ACCOUNT
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the divisions of RiverSource Variable Annuity Account, as indicated in Note 1, as of December 31, 2025, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of RiverSource Variable Annuity Account as of December 31, 2025, and the results of each of their operations and the changes in each of their net assets of the periods indicated in Note 1 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the RiverSource Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the divisions of the RiverSource Variable Annuity Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of the RiverSource Variable Annuity Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test  basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2025, by correspondence with the investee mutual funds and the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 24, 2026
We have served as the auditor of one or more of the divisions of RiverSource Variable Annuity Account since 2010.
RiverSource Variable Annuity Account ■ 8

Statement of Assets and Liabilities

December 31, 2025	AB VPS Bal Hedged Alloc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	AB VPS Relative Val, Cl B	AB VPS Sus Gbl Thematic, Cl B
Assets
Investments, at fair value	$249,482	$8,152,603	$2,052,175	$4,405,420	$880,201
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	303	14,521	2,494	5,184	1,137
Total assets	249,785	8,167,124	2,054,669	4,410,604	881,338

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	269	11,304	2,215	4,585	1,017
Administrative charge	34	1,124	279	599	120
Contract terminations	—	2,093	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	303	14,521	2,494	5,184	1,137
Net assets applicable to contracts in accumulation period	246,862	8,151,769	2,049,161	4,403,251	877,739
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	2,620	834	3,014	2,169	2,462
Total net assets	$249,482	$8,152,603	$2,052,175	$4,405,420	$880,201
Investment shares	25,380	391,576	25,186	142,801	29,088
Investments, at cost	$260,093	$5,652,902	$1,312,016	$3,654,833	$718,048

December 31, 2025 (continued)	Allspg VT Dis All Cap Gro, Cl 1	Allspg VT Dis All Cap Gro, Cl 2	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Opp, Cl 1	Allspg VT Opp, Cl 2
Assets
Investments, at fair value	$399,837	$15,087,745	$5,450,726	$603,268	$3,845,770
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	3,432	—	—	—
Receivable for share redemptions	444	20,172	6,956	729	4,695
Total assets	400,281	15,111,349	5,457,682	603,997	3,850,465

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	390	18,114	6,216	647	4,169
Administrative charge	54	2,058	740	82	526
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	3,432	—	—	—
Total liabilities	444	23,604	6,956	729	4,695
Net assets applicable to contracts in accumulation period	399,837	15,086,563	5,448,222	603,268	3,844,079
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	—	1,182	2,504	—	1,691
Total net assets	$399,837	$15,087,745	$5,450,726	$603,268	$3,845,770
Investment shares	17,399	723,286	272,536	23,501	149,641
Investments, at cost	$410,970	$16,711,991	$4,685,164	$528,195	$3,365,817
See accompanying notes to financial statements.
 9 ■ RiverSource Variable Annuity Account

Statement of Assets and Liabilities

December 31, 2025 (continued)	Allspg VT Sm Cap Gro, Cl 2	BNY Mellon IP MidCap Stock, Serv	BNY Mellon IP Tech Gro, Serv	BNY Mellon Sus US Eq, Init	BNY Mellon VIF Appr, Serv
Assets
Investments, at fair value	$3,047,610	$86,914	$2,507,275	$463,736	$142,489
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	4,017	119	3,873	574	188
Total assets	3,051,627	87,033	2,511,148	464,310	142,677

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	3,601	108	3,301	511	169
Administrative charge	416	11	343	63	19
Contract terminations	—	—	229	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	4,017	119	3,873	574	188
Net assets applicable to contracts in accumulation period	3,046,533	80,183	2,505,032	462,473	133,356
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	1,077	6,731	2,243	1,263	9,133
Total net assets	$3,047,610	$86,914	$2,507,275	$463,736	$142,489
Investment shares	317,459	4,303	143,355	7,927	4,355
Investments, at cost	$2,872,303	$72,850	$2,218,830	$294,090	$151,068

December 31, 2025 (continued)	CB Var Sm Cap Gro, Cl I	Col VP Acorn	Col VP Acorn Intl	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3
Assets
Investments, at fair value	$92,933	$4,476,147	$4,108,704	$2,429,277	$13,554,636
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	295	1,214	—	—
Receivable for share redemptions	137	6,806	6,102	3,101	19,669
Total assets	93,070	4,483,248	4,116,020	2,432,378	13,574,305

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	125	6,189	5,544	2,769	16,508
Administrative charge	12	617	558	332	1,856
Contract terminations	—	—	—	—	1,305
Payable for investments purchased	—	295	1,214	—	—
Total liabilities	137	7,101	7,316	3,101	19,669
Net assets applicable to contracts in accumulation period	87,840	4,475,341	4,108,249	2,428,914	13,553,668
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	5,093	806	455	363	968
Total net assets	$92,933	$4,476,147	$4,108,704	$2,429,277	$13,554,636
Investment shares	3,295	281,519	201,013	44,161	106,813
Investments, at cost	$97,825	$5,058,518	$4,637,178	$848,985	$2,930,968
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 10

Statement of Assets and Liabilities

December 31, 2025 (continued)	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3	Col VP Govt Money Mkt, Cl 1	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3
Assets
Investments, at fair value	$15,014,423	$5,231,368	$95,560	$18,555,965	$2,569,264
Dividends receivable	—	—	9	1,666	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	487	4
Receivable for share redemptions	22,200	8,706	108	25,858	3,793
Total assets	15,036,623	5,240,074	95,677	18,583,976	2,573,061

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	19,980	7,226	95	23,314	3,439
Administrative charge	2,070	718	13	2,544	354
Contract terminations	150	762	—	—	—
Payable for investments purchased	—	—	—	487	4
Total liabilities	22,200	8,706	108	26,345	3,797
Net assets applicable to contracts in accumulation period	15,014,130	5,230,990	95,569	18,555,473	2,568,856
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	293	378	—	2,158	408
Total net assets	$15,014,423	$5,231,368	$95,569	$18,557,631	$2,569,264
Investment shares	291,996	393,336	95,560	18,555,965	409,771
Investments, at cost	$5,341,111	$5,205,673	$95,558	$18,555,566	$2,634,064

December 31, 2025 (continued)	Col VP Inc Opp, Cl 1	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 1	Col VP Lg Cap Gro, Cl 3
Assets
Investments, at fair value	$244,073	$2,438,076	$5,672,120	$181,195	$835,915
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	4	—	—	—
Receivable for share redemptions	276	3,919	7,636	195	1,326
Total assets	244,349	2,441,999	5,679,756	181,390	837,241

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	243	3,425	6,864	170	1,184
Administrative charge	33	336	772	25	113
Contract terminations	—	158	—	—	29
Payable for investments purchased	—	4	—	—	—
Total liabilities	276	3,923	7,636	195	1,326
Net assets applicable to contracts in accumulation period	244,073	2,437,726	5,671,856	181,195	832,897
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	—	350	264	—	3,018
Total net assets	$244,073	$2,438,076	$5,672,120	$181,195	$835,915
Investment shares	36,052	356,966	658,019	3,187	14,978
Investments, at cost	$286,980	$2,685,045	$6,589,093	$48,947	$132,730
See accompanying notes to financial statements.
 11 ■ RiverSource Variable Annuity Account

Statement of Assets and Liabilities

December 31, 2025 (continued)	Col VP Lg Cap Index, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 3	Col VP Select Mid Cap Val, Cl 3
Assets
Investments, at fair value	$6,337,509	$405,323	$97,770	$1,739,254	$19,409
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	839	—
Receivable for share redemptions	8,867	534	181	2,337	26
Total assets	6,346,376	405,857	97,951	1,742,430	19,435

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	6,673	479	166	2,098	24
Administrative charge	865	55	15	239	2
Contract terminations	1,329	—	—	—	—
Payable for investments purchased	—	—	—	839	—
Total liabilities	8,867	534	181	3,176	26
Net assets applicable to contracts in accumulation period	6,335,046	402,289	93,712	1,738,087	14,803
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	2,463	3,034	4,058	1,167	4,606
Total net assets	$6,337,509	$405,323	$97,770	$1,739,254	$19,409
Investment shares	108,967	22,745	1,780	27,433	418
Investments, at cost	$1,058,175	$295,246	$37,303	$444,892	$5,723

December 31, 2025 (continued)	Col VP Select Sm Cap Val, Cl 3	Col VP Sm Cap Val, Cl 2	Col VP Sm Co Gro, Cl 1	Col VP US Govt Mtge, Cl 1	Col VP US Govt Mtge, Cl 3
Assets
Investments, at fair value	$605,774	$650,478	$27,179	$113,485	$3,101,982
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	772	954	31	127	4,365
Total assets	606,546	651,432	27,210	113,612	3,106,347

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	684	866	27	112	3,933
Administrative charge	82	88	4	15	427
Contract terminations	6	—	—	—	5
Payable for investments purchased	—	—	—	—	—
Total liabilities	772	954	31	127	4,365
Net assets applicable to contracts in accumulation period	605,238	649,325	27,179	113,485	3,101,830
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	536	1,153	—	—	152
Total net assets	$605,774	$650,478	$27,179	$113,485	$3,101,982
Investment shares	14,725	52,289	1,814	12,124	331,408
Investments, at cost	$213,251	$673,529	$23,128	$123,995	$3,329,768
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 12

Statement of Assets and Liabilities

December 31, 2025 (continued)	CS Commodity Return, Cl 1	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Prin Lg Cap Gro, Cl 1	CTIVP Vty Sycamore Estb Val, Cl 3	EV VT Floating-Rate Inc, Init Cl
Assets
Investments, at fair value	$15,530	$973,524	$770,627	$23,976	$410,363
Dividends receivable	—	—	—	—	2,195
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	23	1,458	1,086	37	614
Total assets	15,553	974,982	771,713	24,013	413,172

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	21	1,326	982	34	558
Administrative charge	2	132	104	3	56
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	2,195
Total liabilities	23	1,458	1,086	37	2,809
Net assets applicable to contracts in accumulation period	12,524	973,131	769,983	18,752	389,735
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	3,006	393	644	5,224	20,628
Total net assets	$15,530	$973,524	$770,627	$23,976	$410,363
Investment shares	780	223,799	9,453	471	49,028
Investments, at cost	$25,399	$1,297,271	$244,702	$9,877	$439,737

December 31, 2025 (continued)	Fid VIP Bal, Serv Cl	Fid VIP Bal, Serv Cl 2	Fid VIP Contrafund, Serv Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Dyn Appr, Serv Cl 2
Assets
Investments, at fair value	$142,926	$173,945	$3,923,508	$34,203,528	$981,264
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	161	235	44,370	73,449	1,183
Total assets	143,087	174,180	3,967,878	34,276,977	982,447

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	142	211	4,036	42,800	1,050
Administrative charge	19	24	538	4,679	133
Contract terminations	—	—	39,796	25,970	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	161	235	44,370	73,449	1,183
Net assets applicable to contracts in accumulation period	142,926	173,454	3,923,508	34,202,583	979,922
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	—	491	—	945	1,342
Total net assets	$142,926	$173,945	$3,923,508	$34,203,528	$981,264
Investment shares	5,453	6,835	66,130	601,539	53,127
Investments, at cost	$93,682	$119,123	$2,561,156	$23,726,460	$701,805
See accompanying notes to financial statements.
 13 ■ RiverSource Variable Annuity Account

Statement of Assets and Liabilities

December 31, 2025 (continued)	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Gro, Serv Cl	Fid VIP Gro, Serv Cl 2	Fid VIP Hi Inc, Serv Cl
Assets
Investments, at fair value	$1,142,085	$82,131	$53,314	$2,507,512	$363,480
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	1,547	107	57	3,042	411
Total assets	1,143,632	82,238	53,371	2,510,554	363,891

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	1,392	96	50	2,710	362
Administrative charge	155	11	7	332	49
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	1,547	107	57	3,042	411
Net assets applicable to contracts in accumulation period	1,141,851	81,324	53,314	2,498,277	363,480
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	234	807	—	9,235	—
Total net assets	$1,142,085	$82,131	$53,314	$2,507,512	$363,480
Investment shares	34,777	2,567	552	26,997	75,099
Investments, at cost	$724,776	$49,293	$40,986	$2,089,993	$398,306

December 31, 2025 (continued)	Fid VIP Hi Inc, Serv Cl 2	Fid VIP Invest Gr, Serv Cl 2	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl
Assets
Investments, at fair value	$262,515	$5,021,199	$4,534,409	$11,541,612	$42,644
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	110	—	—	—
Receivable for share redemptions	338	7,767	5,303	33,502	57
Total assets	262,853	5,029,076	4,539,712	11,575,114	42,701

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	302	7,076	4,676	13,357	51
Administrative charge	36	691	617	1,579	6
Contract terminations	—	—	10	18,566	—
Payable for investments purchased	—	110	—	—	—
Total liabilities	338	7,877	5,303	33,502	57
Net assets applicable to contracts in accumulation period	262,122	5,020,874	4,534,409	11,540,965	42,501
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	393	325	—	647	143
Total net assets	$262,515	$5,021,199	$4,534,409	$11,541,612	$42,644
Investment shares	56,945	457,721	123,251	328,166	1,561
Investments, at cost	$297,510	$5,524,237	$4,040,588	$10,721,404	$34,218
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 14

Statement of Assets and Liabilities

December 31, 2025 (continued)	Fid VIP Overseas, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Rising Divd, Cl 2
Assets
Investments, at fair value	$2,902,124	$1,418,575	$3,423,702	$16,308,424	$200,748
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	997	—	—	—	—
Receivable for share redemptions	4,334	1,715	4,736	29,507	314
Total assets	2,907,455	1,420,290	3,428,438	16,337,931	201,062

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	3,939	1,522	4,082	17,611	287
Administrative charge	395	193	465	2,221	27
Contract terminations	—	—	189	9,675	—
Payable for investments purchased	997	—	—	—	—
Total liabilities	5,331	1,715	4,736	29,507	314
Net assets applicable to contracts in accumulation period	2,901,593	1,418,078	3,422,423	16,307,324	194,817
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	531	497	1,279	1,100	5,931
Total net assets	$2,902,124	$1,418,575	$3,423,702	$16,308,424	$200,748
Investment shares	107,010	108,620	225,838	1,012,946	7,159
Investments, at cost	$2,299,973	$1,609,451	$3,278,695	$16,284,094	$171,663

December 31, 2025 (continued)	Frank Sm Cap Val, Cl 2	Frank Sm Mid Cap Gro, Cl 2	GS VIT Intl Eq Insights, Inst	GS VIT Mid Cap Val, Inst	GS VIT Strategic Gro, Inst
Assets
Investments, at fair value	$2,952,836	$4,817,079	$6,061	$8,941,320	$247,754
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	442	—
Receivable for share redemptions	3,628	5,606	9	12,913	343
Total assets	2,956,464	4,822,685	6,070	8,954,675	248,097

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	3,225	4,954	8	11,690	309
Administrative charge	403	652	1	1,223	34
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	442	—
Total liabilities	3,628	5,606	9	13,355	343
Net assets applicable to contracts in accumulation period	2,952,136	4,814,766	5,784	8,940,601	247,428
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	700	2,313	277	719	326
Total net assets	$2,952,836	$4,817,079	$6,061	$8,941,320	$247,754
Investment shares	212,894	336,623	583	548,884	15,994
Investments, at cost	$3,023,215	$5,294,799	$5,138	$8,573,674	$207,021
See accompanying notes to financial statements.
 15 ■ RiverSource Variable Annuity Account

Statement of Assets and Liabilities

December 31, 2025 (continued)	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI American Value, Ser II	Invesco VI Comstock, Ser II
Assets
Investments, at fair value	$1,511,612	$3,171,764	$894,522	$5,923,476	$21,544,188
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	1,803	3,819	1,304	8,249	35,800
Total assets	1,513,415	3,175,583	895,826	5,931,725	21,579,988

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	1,598	3,388	1,183	6,905	29,443
Administrative charge	205	431	121	814	2,968
Contract terminations	—	—	—	530	3,389
Payable for investments purchased	—	—	—	—	—
Total liabilities	1,803	3,819	1,304	8,249	35,800
Net assets applicable to contracts in accumulation period	1,505,716	3,171,025	885,221	5,923,087	21,543,454
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	5,896	739	9,301	389	734
Total net assets	$1,511,612	$3,171,764	$894,522	$5,923,476	$21,544,188
Investment shares	69,372	39,158	12,433	333,529	1,011,939
Investments, at cost	$1,227,056	$2,177,248	$639,077	$5,469,996	$16,719,716

December 31, 2025 (continued)	Invesco VI Core Eq, Ser I	Invesco VI Core Eq, Ser II	Invesco VI Dis Lg Cap, Ser I	Invesco VI Dis Lg Cap, Ser II	Invesco VI Dis Mid Cap Gro, Ser I
Assets
Investments, at fair value	$5,573,509	$52,536	$1,067,313	$8,482,497	$59,355
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	684	—
Receivable for share redemptions	6,924	58	1,358	12,127	77
Total assets	5,580,433	52,594	1,068,671	8,495,308	59,432

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	6,166	51	1,213	10,969	69
Administrative charge	758	7	145	1,158	8
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	684	—
Total liabilities	6,924	58	1,358	12,811	77
Net assets applicable to contracts in accumulation period	5,573,116	48,690	1,067,313	8,481,205	58,850
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	393	3,846	—	1,292	505
Total net assets	$5,573,509	$52,536	$1,067,313	$8,482,497	$59,355
Investment shares	154,691	1,469	16,874	143,164	789
Investments, at cost	$4,517,812	$42,548	$798,224	$6,599,271	$58,388
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 16

Statement of Assets and Liabilities

December 31, 2025 (continued)	Invesco VI Dis Mid Cap Gro, Ser II	Invesco VI EQV Intl Eq, Ser I	Invesco VI EQV Intl Eq, Ser II	Invesco VI Gbl Strat Inc, Ser I	Invesco VI Gbl Strat Inc, Ser II
Assets
Investments, at fair value	$322,488	$571,156	$399,755	$56,488	$10,078,127
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	422	724	585	73	14,989
Total assets	322,910	571,880	400,340	56,561	10,093,116

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	378	646	531	65	12,971
Administrative charge	44	78	54	8	1,382
Contract terminations	—	—	—	—	636
Payable for investments purchased	—	—	—	—	—
Total liabilities	422	724	585	73	14,989
Net assets applicable to contracts in accumulation period	316,096	571,156	398,362	56,488	10,077,962
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	6,392	—	1,393	—	165
Total net assets	$322,488	$571,156	$399,755	$56,488	$10,078,127
Investment shares	5,086	15,817	11,296	12,361	2,135,196
Investments, at cost	$340,034	$435,156	$352,957	$63,452	$10,598,315

December 31, 2025 (continued)	Invesco VI Global, Ser I	Invesco VI Global, Ser II	Invesco VI Gro & Inc, Ser II	Invesco VI Hlth, Ser II	Invesco VI Main St, Ser I
Assets
Investments, at fair value	$668	$1,880,332	$398,394	$49,273	$36,433
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	1	2,279	525	66	46
Total assets	669	1,882,611	398,919	49,339	36,479

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	1	2,024	471	60	41
Administrative charge	—	255	54	6	5
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	1	2,279	525	66	46
Net assets applicable to contracts in accumulation period	668	1,876,179	397,473	44,698	36,433
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	—	4,153	921	4,575	—
Total net assets	$668	$1,880,332	$398,394	$49,273	$36,433
Investment shares	18	51,800	18,669	1,812	1,645
Investments, at cost	$603	$1,763,940	$352,285	$42,145	$34,404
See accompanying notes to financial statements.
 17 ■ RiverSource Variable Annuity Account

Statement of Assets and Liabilities

December 31, 2025 (continued)	Invesco VI Mn St Mid Cap, Ser II	Invesco VI Mn St Sm Cap, Ser II	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Bal, Inst	Janus Henderson VIT Enter, Serv
Assets
Investments, at fair value	$565,145	$1,843,320	$211,973	$1,259,805	$385,845
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	58	—	—	—	—
Receivable for share redemptions	876	2,137	292	1,603	494
Total assets	566,079	1,845,457	212,265	1,261,408	386,339

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	800	1,886	263	1,431	429
Administrative charge	76	251	29	172	53
Contract terminations	—	—	—	—	12
Payable for investments purchased	58	—	—	—	—
Total liabilities	934	2,137	292	1,603	494
Net assets applicable to contracts in accumulation period	563,505	1,840,852	211,673	1,259,805	385,514
Net assets applicable to contracts in payment period	—	1	—	—	—
Net assets applicable to seed money	1,640	2,467	300	—	331
Total net assets	$565,145	$1,843,320	$211,973	$1,259,805	$385,845
Investment shares	53,823	66,522	8,854	22,553	5,260
Investments, at cost	$561,578	$1,444,238	$102,242	$689,760	$284,763

December 31, 2025 (continued)	Janus Henderson VIT Gbl Res, Inst	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv	Lazard Retire Intl Eq, Serv	LVIP AC Disc Core Val, Std Cl II
Assets
Investments, at fair value	$1,002,652	$152,410	$1,158,592	$29,164	$168,437
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	1,274	208	1,639	37	214
Total assets	1,003,926	152,618	1,160,231	29,201	168,651

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	1,138	187	1,482	33	191
Administrative charge	136	21	157	4	23
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	1,274	208	1,639	37	214
Net assets applicable to contracts in accumulation period	1,002,652	152,410	1,155,481	28,942	168,437
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	—	—	3,111	222	—
Total net assets	$1,002,652	$152,410	$1,158,592	$29,164	$168,437
Investment shares	12,585	2,875	18,919	2,488	17,400
Investments, at cost	$559,161	$96,377	$663,056	$26,106	$142,363
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 18

Statement of Assets and Liabilities

December 31, 2025 (continued)	LVIP AC Inflation Prot, Serv Cl	LVIP AC Intl, Serv Cl	LVIP AC Mid Cap Val, Serv Cl	LVIP AC Ultra, Serv Cl	LVIP AC Val, Serv Cl
Assets
Investments, at fair value	$11,241,401	$2,894	$88,134	$6,116,428	$375,096
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	1,571	—	—	348	—
Receivable for share redemptions	17,266	4	134	8,955	609
Total assets	11,260,238	2,898	88,268	6,125,731	375,705

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	15,724	4	123	8,118	558
Administrative charge	1,542	—	11	837	51
Contract terminations	—	—	—	—	—
Payable for investments purchased	1,571	—	—	348	—
Total liabilities	18,837	4	134	9,303	609
Net assets applicable to contracts in accumulation period	11,231,640	(1)	83,312	6,114,297	371,195
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	9,761	2,895	4,822	2,131	3,901
Total net assets	$11,241,401	$2,894	$88,134	$6,116,428	$375,096
Investment shares	1,244,068	237	4,544	204,133	28,994
Investments, at cost	$12,608,671	$2,142	$78,216	$3,816,437	$336,057

December 31, 2025 (continued)	LVIP AC Val, Std Cl II	LVIP Baron Gro Opp, Serv Cl	LVIP JPM US Eq, Std Cl	MFS Inv Trust, Init Cl	MFS Inv Trust, Serv Cl
Assets
Investments, at fair value	$283,407	$37,208	$210,740	$775,315	$879,224
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	360	47	287	991	1,015
Total assets	283,767	37,255	211,027	776,306	880,239

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	322	42	248	886	896
Administrative charge	38	5	29	105	119
Contract terminations	—	—	10	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	360	47	287	991	1,015
Net assets applicable to contracts in accumulation period	283,407	36,912	210,531	773,839	878,136
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	—	296	209	1,476	1,088
Total net assets	$283,407	$37,208	$210,740	$775,315	$879,224
Investment shares	21,937	625	4,269	29,637	34,385
Investments, at cost	$196,348	$24,422	$144,616	$778,714	$874,317
See accompanying notes to financial statements.
 19 ■ RiverSource Variable Annuity Account

Statement of Assets and Liabilities

December 31, 2025 (continued)	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Init Cl	MFS New Dis, Serv Cl	MFS Research, Init Cl	MFS Total Return, Init Cl
Assets
Investments, at fair value	$1,681,434	$265,550	$1,338,002	$270,219	$32,589
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	1,911	372	2,272	349	34
Total assets	1,683,345	265,922	1,340,274	270,568	32,623

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	1,683	329	1,466	312	30
Administrative charge	228	36	179	37	4
Contract terminations	—	7	627	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	1,911	372	2,272	349	34
Net assets applicable to contracts in accumulation period	1,678,201	265,330	1,336,022	266,297	32,589
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	3,233	220	1,980	3,922	—
Total net assets	$1,681,434	$265,550	$1,338,002	$270,219	$32,589
Investment shares	76,883	17,022	110,579	8,862	1,397
Investments, at cost	$1,545,222	$278,063	$1,563,225	$236,057	$29,821

December 31, 2025 (continued)	MFS Total Return, Serv Cl	MFS Utilities, Init Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II	PIMCO VIT All Asset, Advisor Cl
Assets
Investments, at fair value	$11,684,671	$1,957,606	$802,395	$62,068	$415,870
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	14,769	2,533	1,012	88	620
Total assets	11,699,440	1,960,139	803,407	62,156	416,490

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	12,803	2,239	902	81	564
Administrative charge	1,589	267	110	7	56
Contract terminations	377	27	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	14,769	2,533	1,012	88	620
Net assets applicable to contracts in accumulation period	11,683,746	1,957,085	799,629	55,585	415,156
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	925	521	2,766	6,483	714
Total net assets	$11,684,671	$1,957,606	$802,395	$62,068	$415,870
Investment shares	516,107	51,885	21,792	9,653	42,610
Investments, at cost	$11,075,692	$1,492,217	$620,646	$88,623	$439,937
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 20

Statement of Assets and Liabilities

December 31, 2025 (continued)	Put VT Div Inc, Cl IA	Put VT Div Inc, Cl IB	Put VT Emerg Mkts Eq, Cl IB	Put VT Focused Intl Eq, Cl IA	Put VT Global Hlth Care, Cl IB
Assets
Investments, at fair value	$390,224	$108,983	$229,447	$402,118	$624,490
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	497	141	277	530	795
Total assets	390,721	109,124	229,724	402,648	625,285

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	444	126	246	473	710
Administrative charge	53	15	31	57	85
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	497	141	277	530	795
Net assets applicable to contracts in accumulation period	390,224	108,983	229,285	402,118	621,430
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	—	—	162	—	3,060
Total net assets	$390,224	$108,983	$229,447	$402,118	$624,490
Investment shares	83,381	23,139	8,963	20,685	37,150
Investments, at cost	$544,202	$154,082	$149,782	$311,090	$543,548

December 31, 2025 (continued)	Put VT Hi Yield, Cl IA	Put VT Hi Yield, Cl IB	Put VT Inc, Cl IB	Put VT Intl Eq, Cl IB	Put VT Intl Val, Cl IB
Assets
Investments, at fair value	$270,546	$64,781	$21,162	$3,427,720	$352
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	343	83	26	4,332	—
Total assets	270,889	64,864	21,188	3,432,052	352

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	306	74	23	3,729	—
Administrative charge	37	9	3	467	—
Contract terminations	—	—	—	136	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	343	83	26	4,332	—
Net assets applicable to contracts in accumulation period	270,546	64,781	20,676	3,426,404	—
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	—	—	486	1,316	352
Total net assets	$270,546	$64,781	$21,162	$3,427,720	$352
Investment shares	46,566	11,286	2,584	173,030	22
Investments, at cost	$316,720	$73,568	$27,351	$2,420,670	$212
See accompanying notes to financial statements.
 21 ■ RiverSource Variable Annuity Account

Statement of Assets and Liabilities

December 31, 2025 (continued)	Put VT Lg Cap Gro, Cl IA	Put VT Lg Cap Gro, Cl IB	Put VT Lg Cap Val, Cl IA	Put VT Lg Cap Val, Cl IB	Put VT Research, Cl IB
Assets
Investments, at fair value	$641,539	$1,345,198	$2,875,978	$2,675,631	$54,028
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	838	1,711	3,681	3,146	65
Total assets	642,377	1,346,909	2,879,659	2,678,777	54,093

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	748	1,528	3,287	2,783	58
Administrative charge	90	183	394	363	7
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	838	1,711	3,681	3,146	65
Net assets applicable to contracts in accumulation period	641,539	1,345,198	2,875,978	2,674,266	50,566
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	—	—	—	1,365	3,462
Total net assets	$641,539	$1,345,198	$2,875,978	$2,675,631	$54,028
Investment shares	34,678	76,519	79,163	74,969	1,141
Investments, at cost	$353,180	$766,245	$1,975,524	$1,878,710	$22,030

December 31, 2025 (continued)	Put VT Sm Cap Val, Cl IB	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro- Cap, Invest Cl	Royce Sm- Cap, Invest Cl
Assets
Investments, at fair value	$293,794	$2,490,856	$2,443,611	$225,507	$247,332
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	385	3,176	2,898	300	319
Total assets	294,179	2,494,032	2,446,509	225,807	247,651

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	345	2,836	2,566	263	286
Administrative charge	40	340	332	31	33
Contract terminations	—	—	—	6	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	385	3,176	2,898	300	319
Net assets applicable to contracts in accumulation period	290,806	2,490,856	2,438,254	225,357	247,082
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	2,988	—	5,357	150	250
Total net assets	$293,794	$2,490,856	$2,443,611	$225,507	$247,332
Investment shares	27,178	51,105	52,778	23,713	26,256
Investments, at cost	$321,348	$1,619,830	$1,608,227	$221,838	$228,335
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 22

Statement of Assets and Liabilities

December 31, 2025 (continued)	Temp Dev Mkts, Cl 2	Temp Foreign, Cl 2	Temp Global Bond, Cl 2	Temp Gro, Cl 2	Third Ave VST Third Ave Value
Assets
Investments, at fair value	$203,410	$2,388,584	$5,081,141	$130,314	$221,807
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	333	—	—
Receivable for share redemptions	240	3,148	7,783	368	297
Total assets	203,650	2,391,732	5,089,257	130,682	222,104

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	212	2,642	7,087	160	267
Administrative charge	28	327	696	17	30
Contract terminations	—	179	—	191	—
Payable for investments purchased	—	—	333	—	—
Total liabilities	240	3,148	8,116	368	297
Net assets applicable to contracts in accumulation period	203,255	2,388,454	5,080,931	127,925	221,491
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	155	130	210	2,389	316
Total net assets	$203,410	$2,388,584	$5,081,141	$130,314	$221,807
Investment shares	16,838	147,262	385,812	9,209	8,858
Investments, at cost	$156,919	$2,011,797	$5,646,159	$111,445	$163,719

December 31, 2025 (continued)	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Risk US, Cl 2
Assets
Investments, at fair value	$7,622,129	$54,496,473	$11,051,170	$30,979,220	$25,737
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	9,186	210,404	13,585	40,815	27
Total assets	7,631,315	54,706,877	11,064,755	31,020,035	25,764

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	8,147	68,070	12,081	36,493	24
Administrative charge	1,039	7,433	1,504	4,228	3
Contract terminations	—	134,901	—	94	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	9,186	210,404	13,585	40,815	27
Net assets applicable to contracts in accumulation period	7,621,729	54,496,402	11,050,919	30,979,150	25,113
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	400	71	251	70	624
Total net assets	$7,622,129	$54,496,473	$11,051,170	$30,979,220	$25,737
Investment shares	203,637	1,453,627	624,360	1,750,238	1,491
Investments, at cost	$2,927,158	$17,135,100	$8,856,554	$22,710,534	$16,018
See accompanying notes to financial statements.
 23 ■ RiverSource Variable Annuity Account

Statement of Assets and Liabilities

December 31, 2025 (continued)	VP Man Risk, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Conserv, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2
Assets
Investments, at fair value	$259,693	$23,034,983	$8,766,682	$77,543,150	$138,977,456
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	304	33,788	12,590	104,285	198,938
Total assets	259,997	23,068,771	8,779,272	77,647,435	139,176,394

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	269	28,904	11,395	92,433	173,579
Administrative charge	35	3,140	1,195	10,601	19,001
Contract terminations	—	1,744	—	1,251	6,358
Payable for investments purchased	—	—	—	—	—
Total liabilities	304	33,788	12,590	104,285	198,938
Net assets applicable to contracts in accumulation period	259,157	23,034,880	8,766,442	77,543,056	138,977,401
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	536	103	240	94	55
Total net assets	$259,693	$23,034,983	$8,766,682	$77,543,150	$138,977,456
Investment shares	16,744	1,376,867	603,766	3,508,740	6,577,258
Investments, at cost	$185,459	$15,965,266	$7,061,518	$41,463,223	$82,311,224

December 31, 2025 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Mod, Cl 2
Assets
Investments, at fair value	$27,718,694	$124,948,665	$20,783,640	$48,002,496	$172,776,248
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	34,159	178,775	25,909	70,192	325,201
Total assets	27,752,853	125,127,440	20,809,549	48,072,688	173,101,449

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	30,367	157,281	23,083	59,158	180,495
Administrative charge	3,792	17,040	2,826	6,546	23,583
Contract terminations	—	4,454	—	4,488	121,123
Payable for investments purchased	—	—	—	—	—
Total liabilities	34,159	178,775	25,909	70,192	325,201
Net assets applicable to contracts in accumulation period	27,718,013	124,948,600	20,783,440	48,002,391	172,776,132
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	681	65	200	105	116
Total net assets	$27,718,694	$124,948,665	$20,783,640	$48,002,496	$172,776,248
Investment shares	879,121	3,957,829	962,651	2,219,255	6,510,032
Investments, at cost	$11,100,544	$43,786,888	$12,703,747	$25,849,519	$84,656,755
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 24

Statement of Assets and Liabilities

December 31, 2025 (continued)	VP Mod, Cl 4	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 2	VP US Flex Gro, Cl 2
Assets
Investments, at fair value	$527,245,804	$539,110	$8,029,298	$286,274	$4,098,127
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	781,707	782	14,143	327	4,121
Total assets	528,027,511	539,892	8,043,441	286,601	4,102,248

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	622,229	709	11,102	288	3,564
Administrative charge	71,906	73	1,106	39	557
Contract terminations	87,572	—	1,935	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	781,707	782	14,143	327	4,121
Net assets applicable to contracts in accumulation period	527,245,664	538,419	8,029,008	285,749	4,097,603
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	140	691	290	525	524
Total net assets	$527,245,804	$539,110	$8,029,298	$286,274	$4,098,127
Investment shares	19,843,651	10,542	194,179	18,039	193,582
Investments, at cost	$231,232,450	$140,117	$4,236,585	$204,105	$2,708,428

December 31, 2025 (continued)	VP US Flex Mod Gro, Cl 2
Assets
Investments, at fair value	$2,186,088
Dividends receivable	—
Accounts receivable from RiverSource Life for contract purchase payments	—
Receivable for share redemptions	2,255
Total assets	2,188,343

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	1,958
Administrative charge	297
Contract terminations	—
Payable for investments purchased	—
Total liabilities	2,255
Net assets applicable to contracts in accumulation period	2,185,556
Net assets applicable to contracts in payment period	—
Net assets applicable to seed money	532
Total net assets	$2,186,088
Investment shares	118,680
Investments, at cost	$1,553,384
See accompanying notes to financial statements.
 25 ■ RiverSource Variable Annuity Account

Statement of Operations

Year ended December 31, 2025	AB VPS Bal Hedged Alloc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	AB VPS Relative Val, Cl B	AB VPS Sus Gbl Thematic, Cl B
Investment income
Dividend income	$4,486	$175,793	$—	$38,542	$—
Variable account expenses	3,220	138,435	31,472	57,557	12,517
Investment income (loss) — net	1,266	37,358	(31,472)	(19,015)	(12,517)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	92,948	2,892,049	989,690	555,078	55,260
Cost of investments sold	106,908	2,314,259	634,708	457,727	44,414
Net realized gain (loss) on sales of investments	(13,960)	577,790	354,982	97,351	10,846
Distributions from capital gains	12,433	—	223,367	359,908	115,699
Net change in unrealized appreciation (depreciation) of investments	33,742	2,091,599	(313,671)	(69,759)	(74,736)
Net gain (loss) on investments	32,215	2,669,389	264,678	387,500	51,809
Net increase (decrease) in net assets resulting from operations	$33,481	$2,706,747	$233,206	$368,485	$39,292

Year ended December 31, 2025 (continued)	Allspg VT Dis All Cap Gro, Cl 1	Allspg VT Dis All Cap Gro, Cl 2	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Opp, Cl 1	Allspg VT Opp, Cl 2
Investment income
Dividend income	$—	$—	$66,928	$1,767	$2,047
Variable account expenses	4,695	226,976	76,610	7,772	51,893
Investment income (loss) — net	(4,695)	(226,976)	(9,682)	(6,005)	(49,846)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	20,568	3,306,596	832,489	18,054	474,434
Cost of investments sold	18,548	3,370,257	724,557	15,553	415,322
Net realized gain (loss) on sales of investments	2,020	(63,661)	107,932	2,501	59,112
Distributions from capital gains	125,444	5,381,277	470,789	60,713	412,480
Net change in unrealized appreciation (depreciation) of investments	(72,117)	(3,113,042)	(58,128)	(25,107)	(218,128)
Net gain (loss) on investments	55,347	2,204,574	520,593	38,107	253,464
Net increase (decrease) in net assets resulting from operations	$50,652	$1,977,598	$510,911	$32,102	$203,618
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 26

Statement of Operations

Year ended December 31, 2025 (continued)	Allspg VT Sm Cap Gro, Cl 2	BNY Mellon IP MidCap Stock, Serv	BNY Mellon IP Tech Gro, Serv	BNY Mellon Sus US Eq, Init	BNY Mellon VIF Appr, Serv
Investment income
Dividend income	$—	$336	$—	$1,127	$220
Variable account expenses	44,169	1,223	40,156	6,073	1,991
Investment income (loss) — net	(44,169)	(887)	(40,156)	(4,946)	(1,771)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	429,863	1,227	767,804	38,209	1,727
Cost of investments sold	418,111	1,072	688,271	25,774	1,866
Net realized gain (loss) on sales of investments	11,752	155	79,533	12,435	(139)
Distributions from capital gains	176,885	6,932	1,261,857	36,026	20,575
Net change in unrealized appreciation (depreciation) of investments	89,173	378	(699,931)	16,650	(7,872)
Net gain (loss) on investments	277,810	7,465	641,459	65,111	12,564
Net increase (decrease) in net assets resulting from operations	$233,641	$6,578	$601,303	$60,165	$10,793

Year ended December 31, 2025 (continued)	CB Var Sm Cap Gro, Cl I	Col VP Acorn	Col VP Acorn Intl	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3
Investment income
Dividend income	$—	$—	$51,704	$—	$—
Variable account expenses	1,474	75,563	68,615	34,462	198,595
Investment income (loss) — net	(1,474)	(75,563)	(16,911)	(34,462)	(198,595)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	7,224	953,110	1,003,944	276,299	2,391,726
Cost of investments sold	5,949	1,143,948	1,166,525	102,243	568,320
Net realized gain (loss) on sales of investments	1,275	(190,838)	(162,581)	174,056	1,823,406
Distributions from capital gains	6,349	—	19,850	—	—
Net change in unrealized appreciation (depreciation) of investments	478	442,146	592,757	147,285	(8,500)
Net gain (loss) on investments	8,102	251,308	450,026	321,341	1,814,906
Net increase (decrease) in net assets resulting from operations	$6,628	$175,745	$433,115	$286,879	$1,616,311
See accompanying notes to financial statements.
 27 ■ RiverSource Variable Annuity Account

Statement of Operations

Year ended December 31, 2025 (continued)	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3	Col VP Govt Money Mkt, Cl 1	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3
Investment income
Dividend income	$—	$9,576	$3,689	$757,636	$160,115
Variable account expenses	243,309	88,829	1,181	304,237	43,326
Investment income (loss) — net	(243,309)	(79,253)	2,508	453,399	116,789

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,961,629	1,619,098	5,491	5,467,167	688,537
Cost of investments sold	1,138,846	1,848,185	5,491	5,467,129	717,977
Net realized gain (loss) on sales of investments	1,822,783	(229,087)	—	38	(29,440)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	353,566	1,657,309	1	(39)	87,372
Net gain (loss) on investments	2,176,349	1,428,222	1	(1)	57,932
Net increase (decrease) in net assets resulting from operations	$1,933,040	$1,348,969	$2,509	$453,398	$174,721

Year ended December 31, 2025 (continued)	Col VP Inc Opp, Cl 1	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 1	Col VP Lg Cap Gro, Cl 3
Investment income
Dividend income	$4,835	$46,828	$301,108	$—	$—
Variable account expenses	3,007	42,658	86,134	2,001	13,681
Investment income (loss) — net	1,828	4,170	214,974	(2,001)	(13,681)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	8,397	605,233	1,022,945	7,102	91,891
Cost of investments sold	10,078	695,504	1,210,022	1,403	14,461
Net realized gain (loss) on sales of investments	(1,681)	(90,271)	(187,077)	5,699	77,430
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	17,012	249,155	386,176	19,979	47,292
Net gain (loss) on investments	15,331	158,884	199,099	25,678	124,722
Net increase (decrease) in net assets resulting from operations	$17,159	$163,054	$414,073	$23,677	$111,041
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 28

Statement of Operations

Year ended December 31, 2025 (continued)	Col VP Lg Cap Index, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 3	Col VP Select Mid Cap Val, Cl 3
Investment income
Dividend income	$—	$6,509	$—	$—	$—
Variable account expenses	81,753	5,296	1,856	26,019	271
Investment income (loss) — net	(81,753)	1,213	(1,856)	(26,019)	(271)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	907,047	17,817	29,641	280,256	3,221
Cost of investments sold	168,484	14,244	6,398	84,811	1,042
Net realized gain (loss) on sales of investments	738,563	3,573	23,243	195,445	2,179
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	261,511	104,346	3,797	59,177	239
Net gain (loss) on investments	1,000,074	107,919	27,040	254,622	2,418
Net increase (decrease) in net assets resulting from operations	$918,321	$109,132	$25,184	$228,603	$2,147

Year ended December 31, 2025 (continued)	Col VP Select Sm Cap Val, Cl 3	Col VP Sm Cap Val, Cl 2	Col VP Sm Co Gro, Cl 1	Col VP US Govt Mtge, Cl 1	Col VP US Govt Mtge, Cl 3
Investment income
Dividend income	$—	$6,606	$—	$2,704	$69,892
Variable account expenses	8,395	10,859	298	1,478	51,356
Investment income (loss) — net	(8,395)	(4,253)	(298)	1,226	18,536

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	111,265	200,082	469	14,001	847,492
Cost of investments sold	36,956	217,152	438	15,439	941,423
Net realized gain (loss) on sales of investments	74,309	(17,070)	31	(1,438)	(93,931)
Distributions from capital gains	—	113,741	3,100	—	—
Net change in unrealized appreciation (depreciation) of investments	(40,101)	(15,100)	1,730	9,284	316,035
Net gain (loss) on investments	34,208	81,571	4,861	7,846	222,104
Net increase (decrease) in net assets resulting from operations	$25,813	$77,318	$4,563	$9,072	$240,640
See accompanying notes to financial statements.
 29 ■ RiverSource Variable Annuity Account

Statement of Operations

Year ended December 31, 2025 (continued)	CS Commodity Return, Cl 1	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Prin Lg Cap Gro, Cl 1	CTIVP Vty Sycamore Estb Val, Cl 3	EV VT Floating-Rate Inc, Init Cl
Investment income
Dividend income	$613	$34,618	$—	$—	$29,769
Variable account expenses	246	16,946	12,640	426	7,328
Investment income (loss) — net	367	17,672	(12,640)	(426)	22,441

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	581	261,957	205,000	5,952	162,816
Cost of investments sold	1,016	356,985	70,774	1,045	173,598
Net realized gain (loss) on sales of investments	(435)	(95,028)	134,226	4,907	(10,782)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	1,932	99,019	(33,761)	(4,442)	(2,575)
Net gain (loss) on investments	1,497	3,991	100,465	465	(13,357)
Net increase (decrease) in net assets resulting from operations	$1,864	$21,663	$87,825	$39	$9,084

Year ended December 31, 2025 (continued)	Fid VIP Bal, Serv Cl	Fid VIP Bal, Serv Cl 2	Fid VIP Contrafund, Serv Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Dyn Appr, Serv Cl 2
Investment income
Dividend income	$2,537	$2,639	$1,877	$—	$3,810
Variable account expenses	2,834	2,440	47,052	524,064	12,085
Investment income (loss) — net	(297)	199	(45,175)	(524,064)	(8,275)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	154,728	6,683	281,155	7,007,734	50,529
Cost of investments sold	104,957	4,658	167,291	4,418,469	38,565
Net realized gain (loss) on sales of investments	49,771	2,025	113,864	2,589,265	11,964
Distributions from capital gains	13,588	8,144	595,195	5,508,478	169,950
Net change in unrealized appreciation (depreciation) of investments	(34,362)	10,374	7,449	(1,440,543)	(31,182)
Net gain (loss) on investments	28,997	20,543	716,508	6,657,200	150,732
Net increase (decrease) in net assets resulting from operations	$28,700	$20,742	$671,333	$6,133,136	$142,457
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 30

Statement of Operations

Year ended December 31, 2025 (continued)	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Gro, Serv Cl	Fid VIP Gro, Serv Cl 2	Fid VIP Hi Inc, Serv Cl
Investment income
Dividend income	$15,603	$1,029	$103	$1,116	$23,120
Variable account expenses	16,855	1,086	585	31,441	6,974
Investment income (loss) — net	(1,252)	(57)	(482)	(30,325)	16,146

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	304,240	1,117	598	202,830	282,976
Cost of investments sold	190,896	631	430	150,935	303,545
Net realized gain (loss) on sales of investments	113,344	486	168	51,895	(20,569)
Distributions from capital gains	101,577	7,404	6,566	300,800	—
Net change in unrealized appreciation (depreciation) of investments	(14,857)	5,556	49	(39,977)	49,973
Net gain (loss) on investments	200,064	13,446	6,783	312,718	29,404
Net increase (decrease) in net assets resulting from operations	$198,812	$13,389	$6,301	$282,393	$45,550

Year ended December 31, 2025 (continued)	Fid VIP Hi Inc, Serv Cl 2	Fid VIP Invest Gr, Serv Cl 2	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl
Investment income
Dividend income	$17,037	$177,515	$15,718	$27,156	$643
Variable account expenses	3,788	88,673	58,105	158,992	651
Investment income (loss) — net	13,249	88,842	(42,387)	(131,836)	(8)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	31,564	1,261,975	719,811	1,480,945	7,256
Cost of investments sold	35,434	1,404,484	676,504	1,390,815	4,929
Net realized gain (loss) on sales of investments	(3,870)	(142,509)	43,307	90,130	2,327
Distributions from capital gains	—	—	508,824	1,324,547	3,762
Net change in unrealized appreciation (depreciation) of investments	13,133	320,536	(113,217)	(213,052)	1,566
Net gain (loss) on investments	9,263	178,027	438,914	1,201,625	7,655
Net increase (decrease) in net assets resulting from operations	$22,512	$266,869	$396,527	$1,069,789	$7,647
See accompanying notes to financial statements.
 31 ■ RiverSource Variable Annuity Account

Statement of Operations

Year ended December 31, 2025 (continued)	Fid VIP Overseas, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Rising Divd, Cl 2
Investment income
Dividend income	$39,785	$19,775	$180,187	$326,163	$1,556
Variable account expenses	48,308	19,476	51,518	218,644	3,380
Investment income (loss) — net	(8,523)	299	128,669	107,519	(1,824)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	781,927	206,491	826,602	2,253,457	15,154
Cost of investments sold	578,598	254,905	826,284	2,194,989	14,031
Net realized gain (loss) on sales of investments	203,329	(48,414)	318	58,468	1,123
Distributions from capital gains	259,874	—	37,875	1,607,014	18,637
Net change in unrealized appreciation (depreciation) of investments	31,816	129,856	195,861	(221,286)	(490)
Net gain (loss) on investments	495,019	81,442	234,054	1,444,196	19,270
Net increase (decrease) in net assets resulting from operations	$486,496	$81,741	$362,723	$1,551,715	$17,446

Year ended December 31, 2025 (continued)	Frank Sm Cap Val, Cl 2	Frank Sm Mid Cap Gro, Cl 2	GS VIT Intl Eq Insights, Inst	GS VIT Mid Cap Val, Inst	GS VIT Strategic Gro, Inst
Investment income
Dividend income	$31,059	$—	$147	$104,538	$—
Variable account expenses	38,834	65,541	91	141,789	3,474
Investment income (loss) — net	(7,775)	(65,541)	56	(37,251)	(3,474)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	268,902	729,028	1,134	1,286,696	12,244
Cost of investments sold	280,047	778,828	922	1,168,763	9,598
Net realized gain (loss) on sales of investments	(11,145)	(49,800)	212	117,933	2,646
Distributions from capital gains	242,233	288,407	719	947,778	36,618
Net change in unrealized appreciation (depreciation) of investments	(47,104)	(94,482)	799	(364,049)	(1,134)
Net gain (loss) on investments	183,984	144,125	1,730	701,662	38,130
Net increase (decrease) in net assets resulting from operations	$176,209	$78,584	$1,786	$664,411	$34,656
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 32

Statement of Operations

Year ended December 31, 2025 (continued)	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI American Value, Ser II	Invesco VI Comstock, Ser II
Investment income
Dividend income	$9,950	$—	$—	$12,103	$304,770
Variable account expenses	19,799	41,289	13,982	79,780	351,214
Investment income (loss) — net	(9,849)	(41,289)	(13,982)	(67,677)	(46,444)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	440,355	348,543	69,230	914,095	3,893,658
Cost of investments sold	377,790	239,597	48,462	842,561	2,923,671
Net realized gain (loss) on sales of investments	62,565	108,946	20,768	71,534	969,987
Distributions from capital gains	188,344	287,647	91,016	869,588	2,258,546
Net change in unrealized appreciation (depreciation) of investments	(93,019)	(66,915)	(18,585)	130,193	(148,764)
Net gain (loss) on investments	157,890	329,678	93,199	1,071,315	3,079,769
Net increase (decrease) in net assets resulting from operations	$148,041	$288,389	$79,217	$1,003,638	$3,033,325

Year ended December 31, 2025 (continued)	Invesco VI Core Eq, Ser I	Invesco VI Core Eq, Ser II	Invesco VI Dis Lg Cap, Ser I	Invesco VI Dis Lg Cap, Ser II	Invesco VI Dis Mid Cap Gro, Ser I
Investment income
Dividend income	$34,717	$205	$—	$—	$—
Variable account expenses	73,486	590	14,374	136,578	861
Investment income (loss) — net	(38,769)	(385)	(14,374)	(136,578)	(861)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	512,331	828	85,811	1,993,700	15,821
Cost of investments sold	420,445	682	60,273	1,444,283	14,676
Net realized gain (loss) on sales of investments	91,886	146	25,538	549,417	1,145
Distributions from capital gains	399,659	3,745	123,074	1,057,488	4,956
Net change in unrealized appreciation (depreciation) of investments	277,828	3,140	(23,350)	(524,601)	(3,032)
Net gain (loss) on investments	769,373	7,031	125,262	1,082,304	3,069
Net increase (decrease) in net assets resulting from operations	$730,604	$6,646	$110,888	$945,726	$2,208
See accompanying notes to financial statements.
 33 ■ RiverSource Variable Annuity Account

Statement of Operations

Year ended December 31, 2025 (continued)	Invesco VI Dis Mid Cap Gro, Ser II	Invesco VI EQV Intl Eq, Ser I	Invesco VI EQV Intl Eq, Ser II	Invesco VI Gbl Strat Inc, Ser I	Invesco VI Gbl Strat Inc, Ser II
Investment income
Dividend income	$—	$7,867	$4,790	$3,301	$542,169
Variable account expenses	4,585	7,687	6,801	802	161,237
Investment income (loss) — net	(4,585)	180	(2,011)	2,499	380,932

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	28,675	22,883	137,504	5,412	2,365,789
Cost of investments sold	29,717	17,073	124,802	6,133	2,550,116
Net realized gain (loss) on sales of investments	(1,042)	5,810	12,702	(721)	(184,327)
Distributions from capital gains	31,441	34,915	26,140	—	—
Net change in unrealized appreciation (depreciation) of investments	(16,749)	34,384	17,856	4,360	877,192
Net gain (loss) on investments	13,650	75,109	56,698	3,639	692,865
Net increase (decrease) in net assets resulting from operations	$9,065	$75,289	$54,687	$6,138	$1,073,797

Year ended December 31, 2025 (continued)	Invesco VI Global, Ser I	Invesco VI Global, Ser II	Invesco VI Gro & Inc, Ser II	Invesco VI Hlth, Ser II	Invesco VI Main St, Ser I
Investment income
Dividend income	$—	$—	$4,472	$—	$189
Variable account expenses	14	24,539	5,706	679	482
Investment income (loss) — net	(14)	(24,539)	(1,234)	(679)	(293)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	533	251,616	44,038	1,543	1,021
Cost of investments sold	486	213,794	38,056	1,442	988
Net realized gain (loss) on sales of investments	47	37,822	5,982	101	33
Distributions from capital gains	199	344,586	29,108	2,080	2,161
Net change in unrealized appreciation (depreciation) of investments	(106)	(129,538)	16,586	4,376	2,714
Net gain (loss) on investments	140	252,870	51,676	6,557	4,908
Net increase (decrease) in net assets resulting from operations	$126	$228,331	$50,442	$5,878	$4,615
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 34

Statement of Operations

Year ended December 31, 2025 (continued)	Invesco VI Mn St Mid Cap, Ser II	Invesco VI Mn St Sm Cap, Ser II	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Bal, Inst	Janus Henderson VIT Enter, Serv
Investment income
Dividend income	$581	$4,137	$—	$24,767	$333
Variable account expenses	9,616	23,023	2,924	17,302	8,837
Investment income (loss) — net	(9,035)	(18,886)	(2,924)	7,465	(8,504)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	103,525	167,827	33,408	96,249	380,243
Cost of investments sold	100,331	129,022	17,221	53,287	289,091
Net realized gain (loss) on sales of investments	3,194	38,805	16,187	42,962	91,152
Distributions from capital gains	55,633	183,942	16,591	40,461	59,290
Net change in unrealized appreciation (depreciation) of investments	(9,896)	(83,745)	3,953	65,920	(109,032)
Net gain (loss) on investments	48,931	139,002	36,731	149,343	41,410
Net increase (decrease) in net assets resulting from operations	$39,896	$120,116	$33,807	$156,808	$32,906

Year ended December 31, 2025 (continued)	Janus Henderson VIT Gbl Res, Inst	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv	Lazard Retire Intl Eq, Serv	LVIP AC Disc Core Val, Std Cl II
Investment income
Dividend income	$5,423	$1,867	$—	$535	$2,678
Variable account expenses	14,018	2,173	19,154	444	2,274
Investment income (loss) — net	(8,595)	(306)	(19,154)	91	404

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	185,117	27,692	638,545	15,429	15,641
Cost of investments sold	100,021	22,477	388,856	15,143	14,296
Net realized gain (loss) on sales of investments	85,096	5,215	249,689	286	1,345
Distributions from capital gains	81,120	—	93,475	977	—
Net change in unrealized appreciation (depreciation) of investments	16,311	28,259	(196,962)	6,895	18,416
Net gain (loss) on investments	182,527	33,474	146,202	8,158	19,761
Net increase (decrease) in net assets resulting from operations	$173,932	$33,168	$127,048	$8,249	$20,165
See accompanying notes to financial statements.
 35 ■ RiverSource Variable Annuity Account

Statement of Operations

Year ended December 31, 2025 (continued)	LVIP AC Inflation Prot, Serv Cl	LVIP AC Intl, Serv Cl	LVIP AC Mid Cap Val, Serv Cl	LVIP AC Ultra, Serv Cl	LVIP AC Val, Serv Cl
Investment income
Dividend income	$830,800	$31	$1,417	$—	$5,287
Variable account expenses	196,778	41	1,427	98,872	7,059
Investment income (loss) — net	634,022	(10)	(10)	(98,872)	(1,772)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,581,882	51	1,439	1,291,403	69,319
Cost of investments sold	2,795,671	38	1,239	806,314	51,910
Net realized gain (loss) on sales of investments	(213,789)	13	200	485,089	17,409
Distributions from capital gains	—	—	7,064	533,567	31,010
Net change in unrealized appreciation (depreciation) of investments	110,126	356	(1,464)	(252,650)	3,765
Net gain (loss) on investments	(103,663)	369	5,800	766,006	52,184
Net increase (decrease) in net assets resulting from operations	$530,359	$359	$5,790	$667,134	$50,412

Year ended December 31, 2025 (continued)	LVIP AC Val, Std Cl II	LVIP Baron Gro Opp, Serv Cl	LVIP JPM US Eq, Std Cl	MFS Inv Trust, Init Cl	MFS Inv Trust, Serv Cl
Investment income
Dividend income	$4,386	$—	$919	$12,580	$4,919
Variable account expenses	3,838	624	3,032	10,836	10,618
Investment income (loss) — net	548	(624)	(2,113)	1,744	(5,699)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	19,189	15,219	44,228	83,718	33,818
Cost of investments sold	12,885	8,053	34,724	77,239	24,306
Net realized gain (loss) on sales of investments	6,304	7,166	9,504	6,479	9,512
Distributions from capital gains	20,932	4,681	5,744	321,954	347,964
Net change in unrealized appreciation (depreciation) of investments	8,942	(17,554)	8,729	(242,024)	(258,532)
Net gain (loss) on investments	36,178	(5,707)	23,977	86,409	98,944
Net increase (decrease) in net assets resulting from operations	$36,726	$(6,331)	$21,864	$88,153	$93,245
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 36

Statement of Operations

Year ended December 31, 2025 (continued)	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Init Cl	MFS New Dis, Serv Cl	MFS Research, Init Cl	MFS Total Return, Init Cl
Investment income
Dividend income	$297	$—	$—	$2,469	$846
Variable account expenses	21,726	4,346	17,286	3,904	368
Investment income (loss) — net	(21,429)	(4,346)	(17,286)	(1,435)	478

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	183,522	64,880	206,309	61,560	2,198
Cost of investments sold	164,148	71,116	264,338	43,450	1,960
Net realized gain (loss) on sales of investments	19,374	(6,236)	(58,029)	18,110	238
Distributions from capital gains	257,089	—	—	60,502	2,255
Net change in unrealized appreciation (depreciation) of investments	(121,347)	41,632	205,347	(47,673)	1
Net gain (loss) on investments	155,116	35,396	147,318	30,939	2,494
Net increase (decrease) in net assets resulting from operations	$133,687	$31,050	$130,032	$29,504	$2,972

Year ended December 31, 2025 (continued)	MFS Total Return, Serv Cl	MFS Utilities, Init Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II	PIMCO VIT All Asset, Advisor Cl
Investment income
Dividend income	$295,909	$58,559	$21,412	$263	$19,097
Variable account expenses	159,372	29,871	10,871	1,033	7,078
Investment income (loss) — net	136,537	28,688	10,541	(770)	12,019

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,132,362	521,163	122,341	5,698	111,786
Cost of investments sold	1,065,206	415,825	101,860	7,233	126,119
Net realized gain (loss) on sales of investments	67,156	105,338	20,481	(1,535)	(14,333)
Distributions from capital gains	870,579	26,780	10,678	—	—
Net change in unrealized appreciation (depreciation) of investments	(25,714)	96,160	54,800	9,030	51,275
Net gain (loss) on investments	912,021	228,278	85,959	7,495	36,942
Net increase (decrease) in net assets resulting from operations	$1,048,558	$256,966	$96,500	$6,725	$48,961
See accompanying notes to financial statements.
 37 ■ RiverSource Variable Annuity Account

Statement of Operations

Year ended December 31, 2025 (continued)	Put VT Div Inc, Cl IA	Put VT Div Inc, Cl IB	Put VT Emerg Mkts Eq, Cl IB	Put VT Focused Intl Eq, Cl IA	Put VT Global Hlth Care, Cl IB
Investment income
Dividend income	$25,400	$7,304	$1,361	$14,271	$—
Variable account expenses	5,490	1,656	2,747	5,560	8,322
Investment income (loss) — net	19,910	5,648	(1,386)	8,711	(8,322)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	33,971	22,098	30,627	85,558	52,786
Cost of investments sold	49,308	31,802	26,308	76,456	48,030
Net realized gain (loss) on sales of investments	(15,337)	(9,704)	4,319	9,102	4,756
Distributions from capital gains	—	—	—	—	41,253
Net change in unrealized appreciation (depreciation) of investments	23,311	12,215	53,418	97,829	39,577
Net gain (loss) on investments	7,974	2,511	57,737	106,931	85,586
Net increase (decrease) in net assets resulting from operations	$27,884	$8,159	$56,351	$115,642	$77,264

Year ended December 31, 2025 (continued)	Put VT Hi Yield, Cl IA	Put VT Hi Yield, Cl IB	Put VT Inc, Cl IB	Put VT Intl Eq, Cl IB	Put VT Intl Val, Cl IB
Investment income
Dividend income	$23,229	$4,414	$1,078	$356	$4
Variable account expenses	4,280	975	302	43,444	4
Investment income (loss) — net	18,949	3,439	776	(43,088)	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	110,308	12,810	3,643	434,103	5
Cost of investments sold	136,689	14,873	4,735	348,711	3
Net realized gain (loss) on sales of investments	(26,381)	(2,063)	(1,092)	85,392	2
Distributions from capital gains	—	—	—	195,774	3
Net change in unrealized appreciation (depreciation) of investments	28,121	3,441	1,562	724,569	82
Net gain (loss) on investments	1,740	1,378	470	1,005,735	87
Net increase (decrease) in net assets resulting from operations	$20,689	$4,817	$1,246	$962,647	$87
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 38

Statement of Operations

Year ended December 31, 2025 (continued)	Put VT Lg Cap Gro, Cl IA	Put VT Lg Cap Gro, Cl IB	Put VT Lg Cap Val, Cl IA	Put VT Lg Cap Val, Cl IB	Put VT Research, Cl IB
Investment income
Dividend income	$—	$—	$45,884	$39,707	$281
Variable account expenses	8,903	17,886	39,231	34,577	660
Investment income (loss) — net	(8,903)	(17,886)	6,653	5,130	(379)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	69,367	89,009	457,328	674,136	3,280
Cost of investments sold	39,846	51,574	348,682	521,660	1,391
Net realized gain (loss) on sales of investments	29,521	37,435	108,646	152,476	1,889
Distributions from capital gains	56,095	116,180	191,805	189,940	3,010
Net change in unrealized appreciation (depreciation) of investments	1,604	20,371	173,288	104,692	3,203
Net gain (loss) on investments	87,220	173,986	473,739	447,108	8,102
Net increase (decrease) in net assets resulting from operations	$78,317	$156,100	$480,392	$452,238	$7,723

Year ended December 31, 2025 (continued)	Put VT Sm Cap Val, Cl IB	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro- Cap, Invest Cl	Royce Sm- Cap, Invest Cl
Investment income
Dividend income	$2,008	$24,693	$17,352	$—	$4,376
Variable account expenses	4,253	36,285	32,660	3,451	3,408
Investment income (loss) — net	(2,245)	(11,592)	(15,308)	(3,451)	968

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	39,932	676,516	465,825	123,909	38,766
Cost of investments sold	42,696	490,264	335,423	150,569	37,786
Net realized gain (loss) on sales of investments	(2,764)	186,252	130,402	(26,660)	980
Distributions from capital gains	27,485	317,115	305,266	33,521	16,814
Net change in unrealized appreciation (depreciation) of investments	(10,165)	(297,566)	(216,999)	(9,212)	(2,521)
Net gain (loss) on investments	14,556	205,801	218,669	(2,351)	15,273
Net increase (decrease) in net assets resulting from operations	$12,311	$194,209	$203,361	$(5,802)	$16,241
See accompanying notes to financial statements.
 39 ■ RiverSource Variable Annuity Account

Statement of Operations

Year ended December 31, 2025 (continued)	Temp Dev Mkts, Cl 2	Temp Foreign, Cl 2	Temp Global Bond, Cl 2	Temp Gro, Cl 2	Third Ave VST Third Ave Value
Investment income
Dividend income	$1,142	$54,310	$—	$1,138	$4,329
Variable account expenses	2,755	31,739	89,642	2,016	2,901
Investment income (loss) — net	(1,613)	22,571	(89,642)	(878)	1,428

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	53,939	477,243	1,456,556	63,063	59,341
Cost of investments sold	45,035	435,354	1,720,873	58,843	52,572
Net realized gain (loss) on sales of investments	8,904	41,889	(264,317)	4,220	6,769
Distributions from capital gains	3,565	151,645	—	9,774	14,054
Net change in unrealized appreciation (depreciation) of investments	64,939	341,830	1,049,738	13,122	32,070
Net gain (loss) on investments	77,408	535,364	785,421	27,116	52,893
Net increase (decrease) in net assets resulting from operations	$75,795	$557,935	$695,779	$26,238	$54,321

Year ended December 31, 2025 (continued)	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Risk US, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	100,105	841,630	154,741	467,439	309
Investment income (loss) — net	(100,105)	(841,630)	(154,741)	(467,439)	(309)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,224,510	14,036,270	1,908,266	7,373,358	3,091
Cost of investments sold	538,675	5,033,300	1,646,965	5,688,844	2,039
Net realized gain (loss) on sales of investments	685,835	9,002,970	261,301	1,684,514	1,052
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	516,659	77,698	830,457	1,421,794	1,306
Net gain (loss) on investments	1,202,494	9,080,668	1,091,758	3,106,308	2,358
Net increase (decrease) in net assets resulting from operations	$1,102,389	$8,239,038	$937,017	$2,638,869	$2,049
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 40

Statement of Operations

Year ended December 31, 2025 (continued)	VP Man Risk, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Conserv, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	3,538	370,537	141,524	1,151,119	2,184,737
Investment income (loss) — net	(3,538)	(370,537)	(141,524)	(1,151,119)	(2,184,737)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	44,648	4,904,849	1,887,987	14,328,386	29,024,999
Cost of investments sold	33,054	3,584,140	1,603,381	8,276,669	18,363,124
Net realized gain (loss) on sales of investments	11,594	1,320,709	284,606	6,051,717	10,661,875
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	19,793	1,178,141	494,170	4,713,562	6,536,545
Net gain (loss) on investments	31,387	2,498,850	778,776	10,765,279	17,198,420
Net increase (decrease) in net assets resulting from operations	$27,849	$2,128,313	$637,252	$9,614,160	$15,013,683

Year ended December 31, 2025 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Mod, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	394,162	1,985,041	287,775	756,730	2,294,157
Investment income (loss) — net	(394,162)	(1,985,041)	(287,775)	(756,730)	(2,294,157)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	7,180,671	30,026,990	3,743,147	11,284,486	32,478,603
Cost of investments sold	3,101,221	11,500,945	2,369,349	6,542,917	17,148,704
Net realized gain (loss) on sales of investments	4,079,450	18,526,045	1,373,798	4,741,569	15,329,899
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	97,758	117,885	1,012,860	975,211	7,379,781
Net gain (loss) on investments	4,177,208	18,643,930	2,386,658	5,716,780	22,709,680
Net increase (decrease) in net assets resulting from operations	$3,783,046	$16,658,889	$2,098,883	$4,960,050	$20,415,523
See accompanying notes to financial statements.
 41 ■ RiverSource Variable Annuity Account

Statement of Operations

Year ended December 31, 2025 (continued)	VP Mod, Cl 4	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 2	VP US Flex Gro, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	7,821,403	9,163	130,762	3,771	48,038
Investment income (loss) — net	(7,821,403)	(9,163)	(130,762)	(3,771)	(48,038)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	96,540,713	175,176	1,456,804	67,064	1,091,672
Cost of investments sold	45,138,251	50,073	807,817	52,183	780,802
Net realized gain (loss) on sales of investments	51,402,462	125,103	648,987	14,881	310,870
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	17,617,560	(58,269)	(46,719)	10,261	154,003
Net gain (loss) on investments	69,020,022	66,834	602,268	25,142	464,873
Net increase (decrease) in net assets resulting from operations	$61,198,619	$57,671	$471,506	$21,371	$416,835

Year ended December 31, 2025 (continued)	VP US Flex Mod Gro, Cl 2
Investment income
Dividend income	$—
Variable account expenses	25,474
Investment income (loss) — net	(25,474)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	497,291
Cost of investments sold	383,330
Net realized gain (loss) on sales of investments	113,961
Distributions from capital gains	—
Net change in unrealized appreciation (depreciation) of investments	97,168
Net gain (loss) on investments	211,129
Net increase (decrease) in net assets resulting from operations	$185,655
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 42

Statement of Changes in Net Assets

Year ended December 31, 2025	AB VPS Bal Hedged Alloc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	AB VPS Relative Val, Cl B	AB VPS Sus Gbl Thematic, Cl B
Operations
Investment income (loss) — net	$1,266	$37,358	$(31,472)	$(19,015)	$(12,517)
Net realized gain (loss) on sales of investments	(13,960)	577,790	354,982	97,351	10,846
Distributions from capital gains	12,433	—	223,367	359,908	115,699
Net change in unrealized appreciation (depreciation) of investments	33,742	2,091,599	(313,671)	(69,759)	(74,736)
Net increase (decrease) in net assets resulting from operations	33,481	2,706,747	233,206	368,485	39,292

Contract transactions
Contract purchase payments	—	6,227	147	250	46
Net transfers(1)	8	(1,376,033)	(51,108)	(25,024)	(4,571)
Adjustments to net assets allocated to contracts in payment period	—	360	—	—	—
Contract charges	(586)	(41,217)	(4,182)	(8,037)	(1,751)
Contract terminations:
Surrender benefits	(11,543)	(895,294)	(166,222)	(162,607)	(19,641)
Death benefits	(77,382)	(347,137)	(735,711)	(259,777)	(7,103)
Increase (decrease) from transactions	(89,503)	(2,653,094)	(957,076)	(455,195)	(33,020)
Increase (decrease) in net assets	(56,022)	53,653	(723,870)	(86,710)	6,272
Net assets at beginning of year	305,504	8,098,950	2,776,045	4,492,130	873,929
Net assets at end of year	$249,482	$8,152,603	$2,052,175	$4,405,420	$880,201

Accumulation unit activity
Units outstanding at beginning of year	145,327	6,150,499	651,120	1,149,635	512,141
Units purchased	47	3,590	90	4,867	7,793
Units redeemed	(42,282)	(1,697,200)	(220,085)	(116,883)	(25,430)
Units outstanding at end of year	103,092	4,456,889	431,125	1,037,619	494,504
See accompanying notes to financial statements.
 43 ■ RiverSource Variable Annuity Account

Statement of Changes in Net Assets

Year ended December 31, 2025 (continued)	Allspg VT Dis All Cap Gro, Cl 1	Allspg VT Dis All Cap Gro, Cl 2	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Opp, Cl 1	Allspg VT Opp, Cl 2
Operations
Investment income (loss) — net	$(4,695)	$(226,976)	$(9,682)	$(6,005)	$(49,846)
Net realized gain (loss) on sales of investments	2,020	(63,661)	107,932	2,501	59,112
Distributions from capital gains	125,444	5,381,277	470,789	60,713	412,480
Net change in unrealized appreciation (depreciation) of investments	(72,117)	(3,113,042)	(58,128)	(25,107)	(218,128)
Net increase (decrease) in net assets resulting from operations	50,652	1,977,598	510,911	32,102	203,618

Contract transactions
Contract purchase payments	—	48,459	100	—	48,785
Net transfers(1)	552	(344,074)	(2,617)	1,540	15,405
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(605)	(45,231)	(2,002)	(851)	(9,603)
Contract terminations:
Surrender benefits	(9,513)	(1,570,470)	(232,649)	(9,431)	(275,195)
Death benefits	(5,755)	(723,086)	(383,914)	—	(135,518)
Increase (decrease) from transactions	(15,321)	(2,634,402)	(621,082)	(8,742)	(356,126)
Increase (decrease) in net assets	35,331	(656,804)	(110,171)	23,360	(152,508)
Net assets at beginning of year	364,506	15,744,549	5,560,897	579,908	3,998,278
Net assets at end of year	$399,837	$15,087,745	$5,450,726	$603,268	$3,845,770

Accumulation unit activity
Units outstanding at beginning of year	75,555	2,147,574	1,676,792	137,349	979,024
Units purchased	122	5,559	18,636	382	16,152
Units redeemed	(2,982)	(326,046)	(187,575)	(2,373)	(100,307)
Units outstanding at end of year	72,695	1,827,087	1,507,853	135,358	894,869
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 44

Statement of Changes in Net Assets

Year ended December 31, 2025 (continued)	Allspg VT Sm Cap Gro, Cl 2	BNY Mellon IP MidCap Stock, Serv	BNY Mellon IP Tech Gro, Serv	BNY Mellon Sus US Eq, Init	BNY Mellon VIF Appr, Serv
Operations
Investment income (loss) — net	$(44,169)	$(887)	$(40,156)	$(4,946)	$(1,771)
Net realized gain (loss) on sales of investments	11,752	155	79,533	12,435	(139)
Distributions from capital gains	176,885	6,932	1,261,857	36,026	20,575
Net change in unrealized appreciation (depreciation) of investments	89,173	378	(699,931)	16,650	(7,872)
Net increase (decrease) in net assets resulting from operations	233,641	6,578	601,303	60,165	10,793

Contract transactions
Contract purchase payments	15,269	—	1,552	—	—
Net transfers(1)	(15,389)	3,447	(274,593)	(188)	(8)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(8,277)	—	(10,663)	(340)	(9)
Contract terminations:
Surrender benefits	(193,482)	—	(278,093)	(23,075)	—
Death benefits	(93,302)	—	(62,354)	(8,532)	—
Increase (decrease) from transactions	(295,181)	3,447	(624,151)	(32,135)	(17)
Increase (decrease) in net assets	(61,540)	10,025	(22,848)	28,030	10,776
Net assets at beginning of year	3,109,150	76,889	2,530,123	435,706	131,713
Net assets at end of year	$3,047,610	$86,914	$2,507,275	$463,736	$142,489

Accumulation unit activity
Units outstanding at beginning of year	1,399,381	19,163	391,818	139,506	27,695
Units purchased	17,523	940	201	—	—
Units redeemed	(140,238)	—	(83,322)	(9,929)	(2)
Units outstanding at end of year	1,276,666	20,103	308,697	129,577	27,693
See accompanying notes to financial statements.
 45 ■ RiverSource Variable Annuity Account

Statement of Changes in Net Assets

Year ended December 31, 2025 (continued)	CB Var Sm Cap Gro, Cl I	Col VP Acorn	Col VP Acorn Intl	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3
Operations
Investment income (loss) — net	$(1,474)	$(75,563)	$(16,911)	$(34,462)	$(198,595)
Net realized gain (loss) on sales of investments	1,275	(190,838)	(162,581)	174,056	1,823,406
Distributions from capital gains	6,349	—	19,850	—	—
Net change in unrealized appreciation (depreciation) of investments	478	442,146	592,757	147,285	(8,500)
Net increase (decrease) in net assets resulting from operations	6,628	175,745	433,115	286,879	1,616,311

Contract transactions
Contract purchase payments	976	4,594	9,219	212	4,177
Net transfers(1)	463	264,719	137,707	(1,232)	(167,736)
Adjustments to net assets allocated to contracts in payment period	—	—	—	323	208
Contract charges	(28)	(20,949)	(18,798)	(3,177)	(43,068)
Contract terminations:
Surrender benefits	(2,417)	(471,727)	(451,772)	(125,323)	(1,268,683)
Death benefits	(3,297)	(176,396)	(143,620)	(110,314)	(398,452)
Increase (decrease) from transactions	(4,303)	(399,759)	(467,264)	(239,511)	(1,873,554)
Increase (decrease) in net assets	2,325	(224,014)	(34,149)	47,368	(257,243)
Net assets at beginning of year	90,608	4,700,161	4,142,853	2,381,909	13,811,879
Net assets at end of year	$92,933	$4,476,147	$4,108,704	$2,429,277	$13,554,636

Accumulation unit activity
Units outstanding at beginning of year	26,130	1,165,694	1,549,338	570,089	3,349,209
Units purchased	406	91,094	51,908	34	3,146
Units redeemed	(1,677)	(174,730)	(214,150)	(60,452)	(458,844)
Units outstanding at end of year	24,859	1,082,058	1,387,096	509,671	2,893,511
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 46

Statement of Changes in Net Assets

Year ended December 31, 2025 (continued)	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3	Col VP Govt Money Mkt, Cl 1	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3
Operations
Investment income (loss) — net	$(243,309)	$(79,253)	$2,508	$453,399	$116,789
Net realized gain (loss) on sales of investments	1,822,783	(229,087)	—	38	(29,440)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	353,566	1,657,309	1	(39)	87,372
Net increase (decrease) in net assets resulting from operations	1,933,040	1,348,969	2,509	453,398	174,721

Contract transactions
Contract purchase payments	17,808	4,640	600	60,908	9,898
Net transfers(1)	144,133	(609,737)	309	(179,628)	54,208
Adjustments to net assets allocated to contracts in payment period	(38)	—	—	161	—
Contract charges	(61,227)	(26,050)	(52)	(59,399)	(10,681)
Contract terminations:
Surrender benefits	(1,593,398)	(585,474)	(99)	(2,082,738)	(310,749)
Death benefits	(812,780)	(213,830)	(4,209)	(1,089,065)	(225,434)
Increase (decrease) from transactions	(2,305,502)	(1,430,451)	(3,451)	(3,349,761)	(482,758)
Increase (decrease) in net assets	(372,462)	(81,482)	(942)	(2,896,363)	(308,037)
Net assets at beginning of year	15,386,885	5,312,850	96,511	21,453,994	2,877,301
Net assets at end of year	$15,014,423	$5,231,368	$95,569	$18,557,631	$2,569,264

Accumulation unit activity
Units outstanding at beginning of year	3,685,138	2,103,735	91,877	21,470,255	1,086,016
Units purchased	40,539	1,508	856	1,480,910	26,014
Units redeemed	(576,386)	(494,253)	(4,134)	(4,700,595)	(204,861)
Units outstanding at end of year	3,149,291	1,610,990	88,599	18,250,570	907,169
See accompanying notes to financial statements.
 47 ■ RiverSource Variable Annuity Account

Statement of Changes in Net Assets

Year ended December 31, 2025 (continued)	Col VP Inc Opp, Cl 1	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 1	Col VP Lg Cap Gro, Cl 3
Operations
Investment income (loss) — net	$1,828	$4,170	$214,974	$(2,001)	$(13,681)
Net realized gain (loss) on sales of investments	(1,681)	(90,271)	(187,077)	5,699	77,430
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	17,012	249,155	386,176	19,979	47,292
Net increase (decrease) in net assets resulting from operations	17,159	163,054	414,073	23,677	111,041

Contract transactions
Contract purchase payments	—	4,473	21,352	—	20
Net transfers(1)	597	51,692	17,123	—	(3,373)
Adjustments to net assets allocated to contracts in payment period	—	—	285	—	—
Contract charges	(36)	(13,938)	(24,313)	(14)	(1,033)
Contract terminations:
Surrender benefits	(5,354)	(318,710)	(552,832)	(5,087)	(69,145)
Death benefits	—	(156,876)	(271,728)	—	(158)
Increase (decrease) from transactions	(4,793)	(433,359)	(810,113)	(5,101)	(73,689)
Increase (decrease) in net assets	12,366	(270,305)	(396,040)	18,576	37,352
Net assets at beginning of year	231,707	2,708,381	6,068,160	162,619	798,563
Net assets at end of year	$244,073	$2,438,076	$5,672,120	$181,195	$835,915

Accumulation unit activity
Units outstanding at beginning of year	184,738	1,144,714	3,887,169	28,997	140,479
Units purchased	456	23,960	33,008	—	—
Units redeemed	(4,064)	(204,227)	(532,731)	(841)	(11,018)
Units outstanding at end of year	181,130	964,447	3,387,446	28,156	129,461
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 48

Statement of Changes in Net Assets

Year ended December 31, 2025 (continued)	Col VP Lg Cap Index, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 3	Col VP Select Mid Cap Val, Cl 3
Operations
Investment income (loss) — net	$(81,753)	$1,213	$(1,856)	$(26,019)	$(271)
Net realized gain (loss) on sales of investments	738,563	3,573	23,243	195,445	2,179
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	261,511	104,346	3,797	59,177	239
Net increase (decrease) in net assets resulting from operations	918,321	109,132	25,184	228,603	2,147

Contract transactions
Contract purchase payments	3,950	3,403	20	168	—
Net transfers(1)	10,819	(341)	(14)	(36,821)	(100)
Adjustments to net assets allocated to contracts in payment period	902	—	—	77	—
Contract charges	(9,007)	(222)	(11)	(3,492)	(25)
Contract terminations:
Surrender benefits	(716,639)	(7,933)	(27,760)	(131,940)	(2,824)
Death benefits	(62,024)	(3,993)	—	(35,008)	—
Increase (decrease) from transactions	(771,999)	(9,086)	(27,765)	(207,016)	(2,949)
Increase (decrease) in net assets	146,322	100,046	(2,581)	21,587	(802)
Net assets at beginning of year	6,191,187	305,277	100,351	1,717,667	20,211
Net assets at end of year	$6,337,509	$405,323	$97,770	$1,739,254	$19,409

Accumulation unit activity
Units outstanding at beginning of year	1,242,287	138,942	25,608	331,621	5,924
Units purchased	5,311	1,318	—	84	—
Units redeemed	(152,931)	(4,148)	(5,355)	(36,574)	(1,106)
Units outstanding at end of year	1,094,667	136,112	20,253	295,131	4,818
See accompanying notes to financial statements.
 49 ■ RiverSource Variable Annuity Account

Statement of Changes in Net Assets

Year ended December 31, 2025 (continued)	Col VP Select Sm Cap Val, Cl 3	Col VP Sm Cap Val, Cl 2	Col VP Sm Co Gro, Cl 1	Col VP US Govt Mtge, Cl 1	Col VP US Govt Mtge, Cl 3
Operations
Investment income (loss) — net	$(8,395)	$(4,253)	$(298)	$1,226	$18,536
Net realized gain (loss) on sales of investments	74,309	(17,070)	31	(1,438)	(93,931)
Distributions from capital gains	—	113,741	3,100	—	—
Net change in unrealized appreciation (depreciation) of investments	(40,101)	(15,100)	1,730	9,284	316,035
Net increase (decrease) in net assets resulting from operations	25,813	77,318	4,563	9,072	240,640

Contract transactions
Contract purchase payments	—	—	—	—	20,203
Net transfers(1)	2,990	(10,553)	2	940	10,536
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(1,084)	(3,537)	(8)	(45)	(8,159)
Contract terminations:
Surrender benefits	(100,655)	(81,566)	(164)	(12,452)	(418,044)
Death benefits	—	(56,600)	—	(27)	(284,990)
Increase (decrease) from transactions	(98,749)	(152,256)	(170)	(11,584)	(680,454)
Increase (decrease) in net assets	(72,936)	(74,938)	4,393	(2,512)	(439,814)
Net assets at beginning of year	678,710	725,416	22,786	115,997	3,541,796
Net assets at end of year	$605,774	$650,478	$27,179	$113,485	$3,101,982

Accumulation unit activity
Units outstanding at beginning of year	171,202	187,943	2,845	116,092	3,107,487
Units purchased	809	1,333	—	897	48,795
Units redeemed	(24,183)	(40,572)	(21)	(11,646)	(602,110)
Units outstanding at end of year	147,828	148,704	2,824	105,343	2,554,172
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 50

Statement of Changes in Net Assets

Year ended December 31, 2025 (continued)	CS Commodity Return, Cl 1	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Prin Lg Cap Gro, Cl 1	CTIVP Vty Sycamore Estb Val, Cl 3	EV VT Floating-Rate Inc, Init Cl
Operations
Investment income (loss) — net	$367	$17,672	$(12,640)	$(426)	$22,441
Net realized gain (loss) on sales of investments	(435)	(95,028)	134,226	4,907	(10,782)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	1,932	99,019	(33,761)	(4,442)	(2,575)
Net increase (decrease) in net assets resulting from operations	1,864	21,663	87,825	39	9,084

Contract transactions
Contract purchase payments	—	—	—	22	1,400
Net transfers(1)	(11)	63,520	(30,997)	(6)	9,339
Adjustments to net assets allocated to contracts in payment period	—	157	—	—	—
Contract charges	(2)	(8,464)	(4,685)	(2)	(2,983)
Contract terminations:
Surrender benefits	(320)	(173,905)	(108,032)	(5,517)	(135,283)
Death benefits	—	(49,378)	(26,781)	—	(19,063)
Increase (decrease) from transactions	(333)	(168,070)	(170,495)	(5,503)	(146,590)
Increase (decrease) in net assets	1,531	(146,407)	(82,670)	(5,464)	(137,506)
Net assets at beginning of year	13,999	1,119,931	853,297	29,440	547,869
Net assets at end of year	$15,530	$973,524	$770,627	$23,976	$410,363

Accumulation unit activity
Units outstanding at beginning of year	21,139	904,188	281,681	5,465	368,370
Units purchased	—	51,512	5	—	7,834
Units redeemed	(584)	(187,586)	(54,969)	(1,309)	(111,180)
Units outstanding at end of year	20,555	768,114	226,717	4,156	265,024
See accompanying notes to financial statements.
 51 ■ RiverSource Variable Annuity Account

Statement of Changes in Net Assets

Year ended December 31, 2025 (continued)	Fid VIP Bal, Serv Cl	Fid VIP Bal, Serv Cl 2	Fid VIP Contrafund, Serv Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Dyn Appr, Serv Cl 2
Operations
Investment income (loss) — net	$(297)	$199	$(45,175)	$(524,064)	$(8,275)
Net realized gain (loss) on sales of investments	49,771	2,025	113,864	2,589,265	11,964
Distributions from capital gains	13,588	8,144	595,195	5,508,478	169,950
Net change in unrealized appreciation (depreciation) of investments	(34,362)	10,374	7,449	(1,440,543)	(31,182)
Net increase (decrease) in net assets resulting from operations	28,700	20,742	671,333	6,133,136	142,457

Contract transactions
Contract purchase payments	—	—	—	64,442	—
Net transfers(1)	199	2,355	(3,222)	(1,237,764)	(9,576)
Adjustments to net assets allocated to contracts in payment period	—	—	—	1	—
Contract charges	(134)	(109)	(6,526)	(120,594)	(1,138)
Contract terminations:
Surrender benefits	(151,760)	(4,121)	(127,134)	(3,471,459)	(27,730)
Death benefits	—	—	(97,197)	(1,190,635)	—
Increase (decrease) from transactions	(151,695)	(1,875)	(234,079)	(5,956,009)	(38,444)
Increase (decrease) in net assets	(122,995)	18,867	437,254	177,127	104,013
Net assets at beginning of year	265,921	155,078	3,486,254	34,026,401	877,251
Net assets at end of year	$142,926	$173,945	$3,923,508	$34,203,528	$981,264

Accumulation unit activity
Units outstanding at beginning of year	67,372	39,771	503,448	4,558,697	128,480
Units purchased	15	583	—	8,323	—
Units redeemed	(35,598)	(947)	(30,800)	(735,952)	(5,755)
Units outstanding at end of year	31,789	39,407	472,648	3,831,068	122,725
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 52

Statement of Changes in Net Assets

Year ended December 31, 2025 (continued)	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Gro, Serv Cl	Fid VIP Gro, Serv Cl 2	Fid VIP Hi Inc, Serv Cl
Operations
Investment income (loss) — net	$(1,252)	$(57)	$(482)	$(30,325)	$16,146
Net realized gain (loss) on sales of investments	113,344	486	168	51,895	(20,569)
Distributions from capital gains	101,577	7,404	6,566	300,800	—
Net change in unrealized appreciation (depreciation) of investments	(14,857)	5,556	49	(39,977)	49,973
Net increase (decrease) in net assets resulting from operations	198,812	13,389	6,301	282,393	45,550

Contract transactions
Contract purchase payments	3,732	—	—	—	—
Net transfers(1)	(3,258)	(1)	263	165,735	562
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(1,695)	(29)	(13)	(8,338)	(1,200)
Contract terminations:
Surrender benefits	(97,218)	—	—	(154,545)	(60,064)
Death benefits	(183,830)	—	—	—	(210,802)
Increase (decrease) from transactions	(282,269)	(30)	250	2,852	(271,504)
Increase (decrease) in net assets	(83,457)	13,359	6,551	285,245	(225,954)
Net assets at beginning of year	1,225,542	68,772	46,763	2,222,267	589,434
Net assets at end of year	$1,142,085	$82,131	$53,314	$2,507,512	$363,480

Accumulation unit activity
Units outstanding at beginning of year	295,605	14,801	8,040	289,487	283,562
Units purchased	1,038	—	41	19,658	201
Units redeemed	(65,812)	(6)	(2)	(17,450)	(124,881)
Units outstanding at end of year	230,831	14,795	8,079	291,695	158,882
See accompanying notes to financial statements.
 53 ■ RiverSource Variable Annuity Account

Statement of Changes in Net Assets

Year ended December 31, 2025 (continued)	Fid VIP Hi Inc, Serv Cl 2	Fid VIP Invest Gr, Serv Cl 2	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl
Operations
Investment income (loss) — net	$13,249	$88,842	$(42,387)	$(131,836)	$(8)
Net realized gain (loss) on sales of investments	(3,870)	(142,509)	43,307	90,130	2,327
Distributions from capital gains	—	—	508,824	1,324,547	3,762
Net change in unrealized appreciation (depreciation) of investments	13,133	320,536	(113,217)	(213,052)	1,566
Net increase (decrease) in net assets resulting from operations	22,512	266,869	396,527	1,069,789	7,647

Contract transactions
Contract purchase payments	—	14,893	3,799	22,173	29
Net transfers(1)	8,953	198,312	(34,110)	156,122	(52)
Adjustments to net assets allocated to contracts in payment period	—	—	—	38	—
Contract charges	(396)	(25,180)	(5,329)	(28,007)	(105)
Contract terminations:
Surrender benefits	(17,781)	(628,234)	(283,798)	(941,247)	(6,365)
Death benefits	(9,353)	(330,095)	(319,576)	(199,457)	—
Increase (decrease) from transactions	(18,577)	(770,304)	(639,014)	(990,378)	(6,493)
Increase (decrease) in net assets	3,935	(503,435)	(242,487)	79,411	1,154
Net assets at beginning of year	258,580	5,524,634	4,776,896	11,462,201	41,490
Net assets at end of year	$262,515	$5,021,199	$4,534,409	$11,541,612	$42,644

Accumulation unit activity
Units outstanding at beginning of year	104,340	4,111,943	552,047	1,787,503	22,540
Units purchased	3,469	152,845	2,806	36,867	13
Units redeemed	(10,399)	(713,803)	(84,709)	(185,591)	(3,467)
Units outstanding at end of year	97,410	3,550,985	470,144	1,638,779	19,086
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 54

Statement of Changes in Net Assets

Year ended December 31, 2025 (continued)	Fid VIP Overseas, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Rising Divd, Cl 2
Operations
Investment income (loss) — net	$(8,523)	$299	$128,669	$107,519	$(1,824)
Net realized gain (loss) on sales of investments	203,329	(48,414)	318	58,468	1,123
Distributions from capital gains	259,874	—	37,875	1,607,014	18,637
Net change in unrealized appreciation (depreciation) of investments	31,816	129,856	195,861	(221,286)	(490)
Net increase (decrease) in net assets resulting from operations	486,496	81,741	362,723	1,551,715	17,446

Contract transactions
Contract purchase payments	19	148	575	36,807	—
Net transfers(1)	(42,342)	10,582	(35,163)	1,573	(479)
Adjustments to net assets allocated to contracts in payment period	—	—	168	—	(54)
Contract charges	(16,646)	(1,612)	(3,337)	(33,903)	(18)
Contract terminations:
Surrender benefits	(349,596)	(52,140)	(318,239)	(1,079,176)	(9,067)
Death benefits	(94,307)	(127,932)	(388,554)	(756,815)	—
Increase (decrease) from transactions	(502,872)	(170,954)	(744,550)	(1,831,514)	(9,618)
Increase (decrease) in net assets	(16,376)	(89,213)	(381,827)	(279,799)	7,828
Net assets at beginning of year	2,918,500	1,507,788	3,805,529	16,588,223	192,920
Net assets at end of year	$2,902,124	$1,418,575	$3,423,702	$16,308,424	$200,748

Accumulation unit activity
Units outstanding at beginning of year	1,188,506	545,248	1,180,004	4,716,951	44,360
Units purchased	4,828	4,670	7,790	35,014	—
Units redeemed	(193,030)	(68,565)	(231,210)	(548,308)	(2,500)
Units outstanding at end of year	1,000,304	481,353	956,584	4,203,657	41,860
See accompanying notes to financial statements.
 55 ■ RiverSource Variable Annuity Account

Statement of Changes in Net Assets

Year ended December 31, 2025 (continued)	Frank Sm Cap Val, Cl 2	Frank Sm Mid Cap Gro, Cl 2	GS VIT Intl Eq Insights, Inst	GS VIT Mid Cap Val, Inst	GS VIT Strategic Gro, Inst
Operations
Investment income (loss) — net	$(7,775)	$(65,541)	$56	$(37,251)	$(3,474)
Net realized gain (loss) on sales of investments	(11,145)	(49,800)	212	117,933	2,646
Distributions from capital gains	242,233	288,407	719	947,778	36,618
Net change in unrealized appreciation (depreciation) of investments	(47,104)	(94,482)	799	(364,049)	(1,134)
Net increase (decrease) in net assets resulting from operations	176,209	78,584	1,786	664,411	34,656

Contract transactions
Contract purchase payments	2,531	2,280	—	5,818	40
Net transfers(1)	(4,267)	(66,345)	(23)	271,357	(5,727)
Adjustments to net assets allocated to contracts in payment period	—	(21)	—	5	—
Contract charges	(6,044)	(7,220)	(14)	(31,695)	(412)
Contract terminations:
Surrender benefits	(120,164)	(312,513)	(1,006)	(758,124)	(2,640)
Death benefits	(66,050)	(179,532)	—	(313,917)	—
Increase (decrease) from transactions	(193,994)	(563,351)	(1,043)	(826,556)	(8,739)
Increase (decrease) in net assets	(17,785)	(484,767)	743	(162,145)	25,917
Net assets at beginning of year	2,970,621	5,301,846	5,318	9,103,465	221,837
Net assets at end of year	$2,952,836	$4,817,079	$6,061	$8,941,320	$247,754

Accumulation unit activity
Units outstanding at beginning of year	533,277	1,686,034	4,136	1,482,118	45,038
Units purchased	5,652	22,766	—	66,900	7
Units redeemed	(46,249)	(225,160)	(695)	(196,648)	(1,579)
Units outstanding at end of year	492,680	1,483,640	3,441	1,352,370	43,466
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 56

Statement of Changes in Net Assets

Year ended December 31, 2025 (continued)	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI American Value, Ser II	Invesco VI Comstock, Ser II
Operations
Investment income (loss) — net	$(9,849)	$(41,289)	$(13,982)	$(67,677)	$(46,444)
Net realized gain (loss) on sales of investments	62,565	108,946	20,768	71,534	969,987
Distributions from capital gains	188,344	287,647	91,016	869,588	2,258,546
Net change in unrealized appreciation (depreciation) of investments	(93,019)	(66,915)	(18,585)	130,193	(148,764)
Net increase (decrease) in net assets resulting from operations	148,041	288,389	79,217	1,003,638	3,033,325

Contract transactions
Contract purchase payments	—	18	—	2,081	16,919
Net transfers(1)	(7,430)	(38,612)	1,554	(156,559)	92,646
Adjustments to net assets allocated to contracts in payment period	—	(71)	—	—	1,240
Contract charges	(1,138)	(2,046)	(4,574)	(22,032)	(96,224)
Contract terminations:
Surrender benefits	(200,126)	(160,885)	(28,689)	(476,311)	(2,191,996)
Death benefits	(211,725)	(92,925)	(10,043)	(71,447)	(799,210)
Increase (decrease) from transactions	(420,419)	(294,521)	(41,752)	(724,268)	(2,976,625)
Increase (decrease) in net assets	(272,378)	(6,132)	37,465	279,370	56,700
Net assets at beginning of year	1,783,990	3,177,896	857,057	5,644,106	21,487,488
Net assets at end of year	$1,511,612	$3,171,764	$894,522	$5,923,476	$21,544,188

Accumulation unit activity
Units outstanding at beginning of year	426,878	674,944	192,927	3,806,044	4,902,271
Units purchased	—	385	603	1,346	33,807
Units redeemed	(112,227)	(63,983)	(9,861)	(452,702)	(682,334)
Units outstanding at end of year	314,651	611,346	183,669	3,354,688	4,253,744
See accompanying notes to financial statements.
 57 ■ RiverSource Variable Annuity Account

Statement of Changes in Net Assets

Year ended December 31, 2025 (continued)	Invesco VI Core Eq, Ser I	Invesco VI Core Eq, Ser II	Invesco VI Dis Lg Cap, Ser I	Invesco VI Dis Lg Cap, Ser II	Invesco VI Dis Mid Cap Gro, Ser I
Operations
Investment income (loss) — net	$(38,769)	$(385)	$(14,374)	$(136,578)	$(861)
Net realized gain (loss) on sales of investments	91,886	146	25,538	549,417	1,145
Distributions from capital gains	399,659	3,745	123,074	1,057,488	4,956
Net change in unrealized appreciation (depreciation) of investments	277,828	3,140	(23,350)	(524,601)	(3,032)
Net increase (decrease) in net assets resulting from operations	730,604	6,646	110,888	945,726	2,208

Contract transactions
Contract purchase payments	365	—	162	6,215	3
Net transfers(1)	(22,079)	116	(2,337)	(253,445)	124
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(3,558)	(134)	(395)	(34,898)	(93)
Contract terminations:
Surrender benefits	(339,952)	—	(52,090)	(865,331)	(1,864)
Death benefits	(71,487)	—	(14,668)	(280,979)	(13,017)
Increase (decrease) from transactions	(436,711)	(18)	(69,328)	(1,428,438)	(14,847)
Increase (decrease) in net assets	293,893	6,628	41,560	(482,712)	(12,639)
Net assets at beginning of year	5,279,616	45,908	1,025,753	8,965,209	71,994
Net assets at end of year	$5,573,509	$52,536	$1,067,313	$8,482,497	$59,355

Accumulation unit activity
Units outstanding at beginning of year	1,349,348	12,282	143,619	1,708,683	43,634
Units purchased	96	60	22	1,047	83
Units redeemed	(108,857)	(66)	(9,289)	(251,663)	(8,947)
Units outstanding at end of year	1,240,587	12,276	134,352	1,458,067	34,770
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 58

Statement of Changes in Net Assets

Year ended December 31, 2025 (continued)	Invesco VI Dis Mid Cap Gro, Ser II	Invesco VI EQV Intl Eq, Ser I	Invesco VI EQV Intl Eq, Ser II	Invesco VI Gbl Strat Inc, Ser I	Invesco VI Gbl Strat Inc, Ser II
Operations
Investment income (loss) — net	$(4,585)	$180	$(2,011)	$2,499	$380,932
Net realized gain (loss) on sales of investments	(1,042)	5,810	12,702	(721)	(184,327)
Distributions from capital gains	31,441	34,915	26,140	—	—
Net change in unrealized appreciation (depreciation) of investments	(16,749)	34,384	17,856	4,360	877,192
Net increase (decrease) in net assets resulting from operations	9,065	75,289	54,687	6,138	1,073,797

Contract transactions
Contract purchase payments	—	126	3,279	211	35,180
Net transfers(1)	5,231	66	(6,582)	—	(970)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	237
Contract charges	(719)	(139)	(3,500)	(19)	(44,903)
Contract terminations:
Surrender benefits	(12,122)	(11,059)	(85,173)	(3,504)	(1,123,342)
Death benefits	(7,433)	(4,081)	(22,731)	(1,121)	(573,498)
Increase (decrease) from transactions	(15,043)	(15,087)	(114,707)	(4,433)	(1,707,296)
Increase (decrease) in net assets	(5,978)	60,202	(60,020)	1,705	(633,499)
Net assets at beginning of year	328,466	510,954	459,775	54,783	10,711,626
Net assets at end of year	$322,488	$571,156	$399,755	$56,488	$10,078,127

Accumulation unit activity
Units outstanding at beginning of year	199,091	172,866	337,584	26,043	6,652,938
Units purchased	3,534	60	3,154	95	58,941
Units redeemed	(12,886)	(4,724)	(84,848)	(2,033)	(1,095,761)
Units outstanding at end of year	189,739	168,202	255,890	24,105	5,616,118
See accompanying notes to financial statements.
 59 ■ RiverSource Variable Annuity Account

Statement of Changes in Net Assets

Year ended December 31, 2025 (continued)	Invesco VI Global, Ser I	Invesco VI Global, Ser II	Invesco VI Gro & Inc, Ser II	Invesco VI Hlth, Ser II	Invesco VI Main St, Ser I
Operations
Investment income (loss) — net	$(14)	$(24,539)	$(1,234)	$(679)	$(293)
Net realized gain (loss) on sales of investments	47	37,822	5,982	101	33
Distributions from capital gains	199	344,586	29,108	2,080	2,161
Net change in unrealized appreciation (depreciation) of investments	(106)	(129,538)	16,586	4,376	2,714
Net increase (decrease) in net assets resulting from operations	126	228,331	50,442	5,878	4,615

Contract transactions
Contract purchase payments	—	16,629	—	—	—
Net transfers(1)	(1)	4,109	1,233	2	—
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(6)	(2,953)	(843)	(60)	(7)
Contract terminations:
Surrender benefits	(512)	(171,799)	(7,623)	(801)	(532)
Death benefits	—	(28,970)	(29,503)	—	—
Increase (decrease) from transactions	(519)	(182,984)	(36,736)	(859)	(539)
Increase (decrease) in net assets	(393)	45,347	13,706	5,019	4,076
Net assets at beginning of year	1,061	1,834,985	384,688	44,254	32,357
Net assets at end of year	$668	$1,880,332	$398,394	$49,273	$36,433

Accumulation unit activity
Units outstanding at beginning of year	166	376,754	82,414	15,206	7,805
Units purchased	—	6,051	335	—	—
Units redeemed	(74)	(42,306)	(7,363)	(316)	(117)
Units outstanding at end of year	92	340,499	75,386	14,890	7,688
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 60

Statement of Changes in Net Assets

Year ended December 31, 2025 (continued)	Invesco VI Mn St Mid Cap, Ser II	Invesco VI Mn St Sm Cap, Ser II	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Bal, Inst	Janus Henderson VIT Enter, Serv
Operations
Investment income (loss) — net	$(9,035)	$(18,886)	$(2,924)	$7,465	$(8,504)
Net realized gain (loss) on sales of investments	3,194	38,805	16,187	42,962	91,152
Distributions from capital gains	55,633	183,942	16,591	40,461	59,290
Net change in unrealized appreciation (depreciation) of investments	(9,896)	(83,745)	3,953	65,920	(109,032)
Net increase (decrease) in net assets resulting from operations	39,896	120,116	33,807	156,808	32,906

Contract transactions
Contract purchase payments	—	1,099	—	210	14
Net transfers(1)	21,584	(799)	13,510	534	200
Adjustments to net assets allocated to contracts in payment period	—	387	—	—	—
Contract charges	(3,142)	(5,267)	(238)	(520)	(1,348)
Contract terminations:
Surrender benefits	(56,757)	(110,616)	(4,620)	(68,882)	(337,516)
Death benefits	(18,604)	(13,319)	(25,540)	(7,215)	(32,546)
Increase (decrease) from transactions	(56,919)	(128,515)	(16,888)	(75,873)	(371,196)
Increase (decrease) in net assets	(17,023)	(8,399)	16,919	80,935	(338,290)
Net assets at beginning of year	582,168	1,851,719	195,054	1,178,870	724,135
Net assets at end of year	$565,145	$1,843,320	$211,973	$1,259,805	$385,845

Accumulation unit activity
Units outstanding at beginning of year	191,179	323,662	51,307	175,085	259,169
Units purchased	7,410	2,629	2,848	52	61
Units redeemed	(25,237)	(26,011)	(9,065)	(10,292)	(135,245)
Units outstanding at end of year	173,352	300,280	45,090	164,845	123,985
See accompanying notes to financial statements.
 61 ■ RiverSource Variable Annuity Account

Statement of Changes in Net Assets

Year ended December 31, 2025 (continued)	Janus Henderson VIT Gbl Res, Inst	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv	Lazard Retire Intl Eq, Serv	LVIP AC Disc Core Val, Std Cl II
Operations
Investment income (loss) — net	$(8,595)	$(306)	$(19,154)	$91	$404
Net realized gain (loss) on sales of investments	85,096	5,215	249,689	286	1,345
Distributions from capital gains	81,120	—	93,475	977	—
Net change in unrealized appreciation (depreciation) of investments	16,311	28,259	(196,962)	6,895	18,416
Net increase (decrease) in net assets resulting from operations	173,932	33,168	127,048	8,249	20,165

Contract transactions
Contract purchase payments	124	26	1,503	75	24
Net transfers(1)	—	(2,923)	(33,910)	(19)	—
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(333)	(97)	(4,458)	(60)	(100)
Contract terminations:
Surrender benefits	(21,790)	(5,384)	(139,668)	(14,906)	(8,490)
Death benefits	(149,014)	(13,587)	(399,226)	—	(4,783)
Increase (decrease) from transactions	(171,013)	(21,965)	(575,759)	(14,910)	(13,349)
Increase (decrease) in net assets	2,919	11,203	(448,711)	(6,661)	6,816
Net assets at beginning of year	999,733	141,207	1,607,303	35,825	161,621
Net assets at end of year	$1,002,652	$152,410	$1,158,592	$29,164	$168,437

Accumulation unit activity
Units outstanding at beginning of year	224,776	85,047	428,865	22,515	37,888
Units purchased	26	14	3,378	—	5
Units redeemed	(35,740)	(13,346)	(176,830)	(8,845)	(3,031)
Units outstanding at end of year	189,062	71,715	255,413	13,670	34,862
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 62

Statement of Changes in Net Assets

Year ended December 31, 2025 (continued)	LVIP AC Inflation Prot, Serv Cl	LVIP AC Intl, Serv Cl	LVIP AC Mid Cap Val, Serv Cl	LVIP AC Ultra, Serv Cl	LVIP AC Val, Serv Cl
Operations
Investment income (loss) — net	$634,022	$(10)	$(10)	$(98,872)	$(1,772)
Net realized gain (loss) on sales of investments	(213,789)	13	200	485,089	17,409
Distributions from capital gains	—	—	7,064	533,567	31,010
Net change in unrealized appreciation (depreciation) of investments	110,126	356	(1,464)	(252,650)	3,765
Net increase (decrease) in net assets resulting from operations	530,359	359	5,790	667,134	50,412

Contract transactions
Contract purchase payments	15,389	—	—	7,551	100
Net transfers(1)	583,310	(6)	(10)	(162,084)	(1,088)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(55,480)	—	—	(23,728)	(58)
Contract terminations:
Surrender benefits	(1,228,790)	—	—	(557,927)	(6,927)
Death benefits	(697,858)	—	—	(163,082)	(52,514)
Increase (decrease) from transactions	(1,383,429)	(6)	(10)	(899,270)	(60,487)
Increase (decrease) in net assets	(853,070)	353	5,780	(232,136)	(10,075)
Net assets at beginning of year	12,094,471	2,541	82,354	6,348,564	385,171
Net assets at end of year	$11,241,401	$2,894	$88,134	$6,116,428	$375,096

Accumulation unit activity
Units outstanding at beginning of year	9,287,959	—	26,754	985,343	116,683
Units purchased	436,487	—	—	1,520	—
Units redeemed	(1,472,332)	—	—	(131,540)	(17,339)
Units outstanding at end of year	8,252,114	—	26,754	855,323	99,344
See accompanying notes to financial statements.
 63 ■ RiverSource Variable Annuity Account

Statement of Changes in Net Assets

Year ended December 31, 2025 (continued)	LVIP AC Val, Std Cl II	LVIP Baron Gro Opp, Serv Cl	LVIP JPM US Eq, Std Cl	MFS Inv Trust, Init Cl	MFS Inv Trust, Serv Cl
Operations
Investment income (loss) — net	$548	$(624)	$(2,113)	$1,744	$(5,699)
Net realized gain (loss) on sales of investments	6,304	7,166	9,504	6,479	9,512
Distributions from capital gains	20,932	4,681	5,744	321,954	347,964
Net change in unrealized appreciation (depreciation) of investments	8,942	(17,554)	8,729	(242,024)	(258,532)
Net increase (decrease) in net assets resulting from operations	36,726	(6,331)	21,864	88,153	93,245

Contract transactions
Contract purchase payments	25	—	3,651	—	1,200
Net transfers(1)	—	(2)	—	(58)	(1,013)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(146)	(80)	(568)	(514)	(19)
Contract terminations:
Surrender benefits	(9,139)	(14,513)	(34,275)	(53,973)	(22,268)
Death benefits	(6,070)	—	(6,353)	(9,776)	—
Increase (decrease) from transactions	(15,330)	(14,595)	(37,545)	(64,321)	(22,100)
Increase (decrease) in net assets	21,396	(20,926)	(15,681)	23,832	71,145
Net assets at beginning of year	262,011	58,134	226,421	751,483	808,079
Net assets at end of year	$283,407	$37,208	$210,740	$775,315	$879,224

Accumulation unit activity
Units outstanding at beginning of year	44,278	8,276	29,714	184,145	206,341
Units purchased	4	—	523	277	296
Units redeemed	(2,420)	(2,695)	(5,770)	(14,466)	(6,075)
Units outstanding at end of year	41,862	5,581	24,467	169,956	200,562
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 64

Statement of Changes in Net Assets

Year ended December 31, 2025 (continued)	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Init Cl	MFS New Dis, Serv Cl	MFS Research, Init Cl	MFS Total Return, Init Cl
Operations
Investment income (loss) — net	$(21,429)	$(4,346)	$(17,286)	$(1,435)	$478
Net realized gain (loss) on sales of investments	19,374	(6,236)	(58,029)	18,110	238
Distributions from capital gains	257,089	—	—	60,502	2,255
Net change in unrealized appreciation (depreciation) of investments	(121,347)	41,632	205,347	(47,673)	1
Net increase (decrease) in net assets resulting from operations	133,687	31,050	130,032	29,504	2,972

Contract transactions
Contract purchase payments	—	8	—	57	—
Net transfers(1)	(2,785)	1,527	60,039	11	5
Adjustments to net assets allocated to contracts in payment period	165	—	125	—	—
Contract charges	(2,572)	(644)	(4,054)	(504)	(46)
Contract terminations:
Surrender benefits	(238,778)	(41,320)	(38,791)	(31,363)	(1,789)
Death benefits	—	(18,245)	(143,270)	(25,769)	—
Increase (decrease) from transactions	(243,970)	(58,674)	(125,951)	(57,568)	(1,830)
Increase (decrease) in net assets	(110,283)	(27,624)	4,081	(28,064)	1,142
Net assets at beginning of year	1,791,717	293,174	1,333,921	298,283	31,447
Net assets at end of year	$1,681,434	$265,550	$1,338,002	$270,219	$32,589

Accumulation unit activity
Units outstanding at beginning of year	608,332	77,355	341,181	68,444	8,894
Units purchased	934	453	12,442	16	1
Units redeemed	(81,813)	(14,725)	(41,620)	(13,555)	(506)
Units outstanding at end of year	527,453	63,083	312,003	54,905	8,389
See accompanying notes to financial statements.
 65 ■ RiverSource Variable Annuity Account

Statement of Changes in Net Assets

Year ended December 31, 2025 (continued)	MFS Total Return, Serv Cl	MFS Utilities, Init Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II	PIMCO VIT All Asset, Advisor Cl
Operations
Investment income (loss) — net	$136,537	$28,688	$10,541	$(770)	$12,019
Net realized gain (loss) on sales of investments	67,156	105,338	20,481	(1,535)	(14,333)
Distributions from capital gains	870,579	26,780	10,678	—	—
Net change in unrealized appreciation (depreciation) of investments	(25,714)	96,160	54,800	9,030	51,275
Net increase (decrease) in net assets resulting from operations	1,048,558	256,966	96,500	6,725	48,961

Contract transactions
Contract purchase payments	—	7	7,237	948	—
Net transfers(1)	11,275	13,363	798	(6)	(6,542)
Adjustments to net assets allocated to contracts in payment period	—	26	351	—	—
Contract charges	(33,954)	(1,868)	(1,220)	(10)	(2,992)
Contract terminations:
Surrender benefits	(792,436)	(79,293)	(104,275)	—	(72,834)
Death benefits	(65,395)	(399,377)	—	(4,649)	(15,301)
Increase (decrease) from transactions	(880,510)	(467,142)	(97,109)	(3,717)	(97,669)
Increase (decrease) in net assets	168,048	(210,176)	(609)	3,008	(48,708)
Net assets at beginning of year	11,516,623	2,167,782	803,004	59,060	464,578
Net assets at end of year	$11,684,671	$1,957,606	$802,395	$62,068	$415,870

Accumulation unit activity
Units outstanding at beginning of year	3,840,515	536,699	134,499	12,787	288,881
Units purchased	10,030	4,332	1,134	191	41
Units redeemed	(283,778)	(125,809)	(17,222)	(922)	(58,965)
Units outstanding at end of year	3,566,767	415,222	118,411	12,056	229,957
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 66

Statement of Changes in Net Assets

Year ended December 31, 2025 (continued)	Put VT Div Inc, Cl IA	Put VT Div Inc, Cl IB	Put VT Emerg Mkts Eq, Cl IB	Put VT Focused Intl Eq, Cl IA	Put VT Global Hlth Care, Cl IB
Operations
Investment income (loss) — net	$19,910	$5,648	$(1,386)	$8,711	$(8,322)
Net realized gain (loss) on sales of investments	(15,337)	(9,704)	4,319	9,102	4,756
Distributions from capital gains	—	—	—	—	41,253
Net change in unrealized appreciation (depreciation) of investments	23,311	12,215	53,418	97,829	39,577
Net increase (decrease) in net assets resulting from operations	27,884	8,159	56,351	115,642	77,264

Contract transactions
Contract purchase payments	396	66	3	—	75
Net transfers(1)	85	—	(4,060)	—	(14,095)
Adjustments to net assets allocated to contracts in payment period	138	—	—	31	—
Contract charges	(100)	(106)	(255)	(127)	(1,136)
Contract terminations:
Surrender benefits	(21,650)	(9,884)	(6,329)	(79,585)	(11,737)
Death benefits	(6,001)	(10,459)	(17,236)	—	(15,344)
Increase (decrease) from transactions	(27,132)	(20,383)	(27,877)	(79,681)	(42,237)
Increase (decrease) in net assets	752	(12,224)	28,474	35,961	35,027
Net assets at beginning of year	389,472	121,207	200,973	366,157	589,463
Net assets at end of year	$390,224	$108,983	$229,447	$402,118	$624,490

Accumulation unit activity
Units outstanding at beginning of year	147,360	60,991	152,484	135,829	123,338
Units purchased	172	32	2	—	75
Units redeemed	(10,121)	(9,794)	(21,161)	(25,227)	(8,241)
Units outstanding at end of year	137,411	51,229	131,325	110,602	115,172
See accompanying notes to financial statements.
 67 ■ RiverSource Variable Annuity Account

Statement of Changes in Net Assets

Year ended December 31, 2025 (continued)	Put VT Hi Yield, Cl IA	Put VT Hi Yield, Cl IB	Put VT Inc, Cl IB	Put VT Intl Eq, Cl IB	Put VT Intl Val, Cl IB
Operations
Investment income (loss) — net	$18,949	$3,439	$776	$(43,088)	$—
Net realized gain (loss) on sales of investments	(26,381)	(2,063)	(1,092)	85,392	2
Distributions from capital gains	—	—	—	195,774	3
Net change in unrealized appreciation (depreciation) of investments	28,121	3,441	1,562	724,569	82
Net increase (decrease) in net assets resulting from operations	20,689	4,817	1,246	962,647	87

Contract transactions
Contract purchase payments	180	30	—	1,354	—
Net transfers(1)	494	—	60	(50,652)	(1)
Adjustments to net assets allocated to contracts in payment period	—	—	—	175	—
Contract charges	(69)	(49)	(32)	(5,502)	—
Contract terminations:
Surrender benefits	(3,379)	(5,482)	(3,325)	(249,241)	—
Death benefits	(102,625)	(6,308)	—	(93,564)	—
Increase (decrease) from transactions	(105,399)	(11,809)	(3,297)	(397,430)	(1)
Increase (decrease) in net assets	(84,710)	(6,992)	(2,051)	565,217	86
Net assets at beginning of year	355,256	71,773	23,213	2,862,503	266
Net assets at end of year	$270,546	$64,781	$21,162	$3,427,720	$352

Accumulation unit activity
Units outstanding at beginning of year	89,640	25,246	13,188	1,736,695	—
Units purchased	70	10	34	617	—
Units redeemed	(26,178)	(3,993)	(1,781)	(196,835)	—
Units outstanding at end of year	63,532	21,263	11,441	1,540,477	—
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 68

Statement of Changes in Net Assets

Year ended December 31, 2025 (continued)	Put VT Lg Cap Gro, Cl IA	Put VT Lg Cap Gro, Cl IB	Put VT Lg Cap Val, Cl IA	Put VT Lg Cap Val, Cl IB	Put VT Research, Cl IB
Operations
Investment income (loss) — net	$(8,903)	$(17,886)	$6,653	$5,130	$(379)
Net realized gain (loss) on sales of investments	29,521	37,435	108,646	152,476	1,889
Distributions from capital gains	56,095	116,180	191,805	189,940	3,010
Net change in unrealized appreciation (depreciation) of investments	1,604	20,371	173,288	104,692	3,203
Net increase (decrease) in net assets resulting from operations	78,317	156,100	480,392	452,238	7,723

Contract transactions
Contract purchase payments	—	18	480	154	—
Net transfers(1)	—	2,101	18	(3,340)	(681)
Adjustments to net assets allocated to contracts in payment period	82	—	183	714	—
Contract charges	(135)	(396)	(930)	(5,717)	(161)
Contract terminations:
Surrender benefits	(55,288)	(58,372)	(242,339)	(362,593)	(1,586)
Death benefits	(4,083)	(12,403)	(173,914)	(267,716)	—
Increase (decrease) from transactions	(59,424)	(69,052)	(416,502)	(638,498)	(2,428)
Increase (decrease) in net assets	18,893	87,048	63,890	(186,260)	5,295
Net assets at beginning of year	622,646	1,258,150	2,812,088	2,861,891	48,733
Net assets at end of year	$641,539	$1,345,198	$2,875,978	$2,675,631	$54,028

Accumulation unit activity
Units outstanding at beginning of year	162,430	335,053	1,264,102	1,301,156	7,806
Units purchased	—	563	225	136	—
Units redeemed	(14,330)	(17,888)	(177,850)	(277,855)	(385)
Units outstanding at end of year	148,100	317,728	1,086,477	1,023,437	7,421
See accompanying notes to financial statements.
 69 ■ RiverSource Variable Annuity Account

Statement of Changes in Net Assets

Year ended December 31, 2025 (continued)	Put VT Sm Cap Val, Cl IB	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro- Cap, Invest Cl	Royce Sm- Cap, Invest Cl
Operations
Investment income (loss) — net	$(2,245)	$(11,592)	$(15,308)	$(3,451)	$968
Net realized gain (loss) on sales of investments	(2,764)	186,252	130,402	(26,660)	980
Distributions from capital gains	27,485	317,115	305,266	33,521	16,814
Net change in unrealized appreciation (depreciation) of investments	(10,165)	(297,566)	(216,999)	(9,212)	(2,521)
Net increase (decrease) in net assets resulting from operations	12,311	194,209	203,361	(5,802)	16,241

Contract transactions
Contract purchase payments	—	1,044	1,100	3,808	3,751
Net transfers(1)	(12,280)	1,962	(154,081)	11,778	(6,700)
Adjustments to net assets allocated to contracts in payment period	—	20	384	—	—
Contract charges	(714)	(858)	(1,807)	(615)	(539)
Contract terminations:
Surrender benefits	(9,653)	(145,589)	(260,486)	(26,542)	(25,103)
Death benefits	—	(493,612)	(68,165)	(93,259)	(3,016)
Increase (decrease) from transactions	(22,647)	(637,033)	(483,055)	(104,830)	(31,607)
Increase (decrease) in net assets	(10,336)	(442,824)	(279,694)	(110,632)	(15,366)
Net assets at beginning of year	304,130	2,933,680	2,723,305	336,139	262,698
Net assets at end of year	$293,794	$2,490,856	$2,443,611	$225,507	$247,332

Accumulation unit activity
Units outstanding at beginning of year	100,607	267,252	475,129	54,867	38,607
Units purchased	3,487	286	701	3,336	691
Units redeemed	(9,582)	(60,213)	(86,291)	(27,106)	(5,657)
Units outstanding at end of year	94,512	207,325	389,539	31,097	33,641
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 70

Statement of Changes in Net Assets

Year ended December 31, 2025 (continued)	Temp Dev Mkts, Cl 2	Temp Foreign, Cl 2	Temp Global Bond, Cl 2	Temp Gro, Cl 2	Third Ave VST Third Ave Value
Operations
Investment income (loss) — net	$(1,613)	$22,571	$(89,642)	$(878)	$1,428
Net realized gain (loss) on sales of investments	8,904	41,889	(264,317)	4,220	6,769
Distributions from capital gains	3,565	151,645	—	9,774	14,054
Net change in unrealized appreciation (depreciation) of investments	64,939	341,830	1,049,738	13,122	32,070
Net increase (decrease) in net assets resulting from operations	75,795	557,935	695,779	26,238	54,321

Contract transactions
Contract purchase payments	—	5,005	4,710	1,085	4,055
Net transfers(1)	—	(82,970)	76,749	(1,770)	(265)
Adjustments to net assets allocated to contracts in payment period	—	—	181	—	—
Contract charges	(462)	(5,717)	(27,403)	(171)	(276)
Contract terminations:
Surrender benefits	(3,113)	(150,791)	(672,651)	(17,136)	(9,825)
Death benefits	(47,609)	(179,082)	(341,862)	(42,550)	(46,107)
Increase (decrease) from transactions	(51,184)	(413,555)	(960,276)	(60,542)	(52,418)
Increase (decrease) in net assets	24,611	144,380	(264,497)	(34,304)	1,903
Net assets at beginning of year	178,799	2,244,204	5,345,638	164,618	219,904
Net assets at end of year	$203,410	$2,388,584	$5,081,141	$130,314	$221,807

Accumulation unit activity
Units outstanding at beginning of year	62,278	1,276,601	3,841,621	91,311	54,565
Units purchased	—	2,889	54,459	444	952
Units redeemed	(13,296)	(216,997)	(689,319)	(32,969)	(14,180)
Units outstanding at end of year	48,982	1,062,493	3,206,761	58,786	41,337
See accompanying notes to financial statements.
 71 ■ RiverSource Variable Annuity Account

Statement of Changes in Net Assets

Year ended December 31, 2025 (continued)	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Risk US, Cl 2
Operations
Investment income (loss) — net	$(100,105)	$(841,630)	$(154,741)	$(467,439)	$(309)
Net realized gain (loss) on sales of investments	685,835	9,002,970	261,301	1,684,514	1,052
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	516,659	77,698	830,457	1,421,794	1,306
Net increase (decrease) in net assets resulting from operations	1,102,389	8,239,038	937,017	2,638,869	2,049

Contract transactions
Contract purchase payments	—	4,804	20	1,474	—
Net transfers(1)	(121,750)	(5,178,931)	649,908	1,535,377	(5)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(78,861)	(327,835)	(173,333)	(393,172)	(435)
Contract terminations:
Surrender benefits	(740,413)	(7,343,781)	(1,424,405)	(5,094,250)	(2,342)
Death benefits	—	(247,658)	(155,786)	(1,231,895)	—
Increase (decrease) from transactions	(941,024)	(13,093,401)	(1,103,596)	(5,182,466)	(2,782)
Increase (decrease) in net assets	161,365	(4,854,363)	(166,579)	(2,543,597)	(733)
Net assets at beginning of year	7,460,764	59,350,836	11,217,749	33,522,817	26,470
Net assets at end of year	$7,622,129	$54,496,473	$11,051,170	$30,979,220	$25,737

Accumulation unit activity
Units outstanding at beginning of year	2,856,376	23,194,372	8,559,038	25,863,654	17,966
Units purchased	30,249	44,650	474,625	1,275,502	—
Units redeemed	(376,475)	(4,756,384)	(1,302,473)	(5,152,454)	(1,874)
Units outstanding at end of year	2,510,150	18,482,638	7,731,190	21,986,702	16,092
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 72

Statement of Changes in Net Assets

Year ended December 31, 2025 (continued)	VP Man Risk, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Conserv, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2
Operations
Investment income (loss) — net	$(3,538)	$(370,537)	$(141,524)	$(1,151,119)	$(2,184,737)
Net realized gain (loss) on sales of investments	11,594	1,320,709	284,606	6,051,717	10,661,875
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	19,793	1,178,141	494,170	4,713,562	6,536,545
Net increase (decrease) in net assets resulting from operations	27,849	2,128,313	637,252	9,614,160	15,013,683

Contract transactions
Contract purchase payments	—	—	—	4,275	8,155
Net transfers(1)	(3)	(31,930)	85,476	(17,893)	1,088,437
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(6,372)	(220,131)	(84,841)	(792,425)	(1,333,470)
Contract terminations:
Surrender benefits	(34,735)	(3,327,048)	(1,023,273)	(9,600,052)	(18,843,577)
Death benefits	—	(442,938)	(306,683)	(2,642,295)	(5,673,299)
Increase (decrease) from transactions	(41,110)	(4,022,047)	(1,329,321)	(13,048,390)	(24,753,754)
Increase (decrease) in net assets	(13,261)	(1,893,734)	(692,069)	(3,434,230)	(9,740,071)
Net assets at beginning of year	272,954	24,928,717	9,458,751	80,977,380	148,717,527
Net assets at end of year	$259,693	$23,034,983	$8,766,682	$77,543,150	$138,977,456

Accumulation unit activity
Units outstanding at beginning of year	216,752	20,291,752	8,562,495	53,476,467	108,233,543
Units purchased	—	277,127	98,624	76,040	1,082,349
Units redeemed	(30,560)	(3,425,187)	(1,259,449)	(8,262,057)	(18,319,917)
Units outstanding at end of year	186,192	17,143,692	7,401,670	45,290,450	90,995,975
See accompanying notes to financial statements.
 73 ■ RiverSource Variable Annuity Account

Statement of Changes in Net Assets

Year ended December 31, 2025 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Mod, Cl 2
Operations
Investment income (loss) — net	$(394,162)	$(1,985,041)	$(287,775)	$(756,730)	$(2,294,157)
Net realized gain (loss) on sales of investments	4,079,450	18,526,045	1,373,798	4,741,569	15,329,899
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	97,758	117,885	1,012,860	975,211	7,379,781
Net increase (decrease) in net assets resulting from operations	3,783,046	16,658,889	2,098,883	4,960,050	20,415,523

Contract transactions
Contract purchase payments	620	98,110	169,142	45,535	252,964
Net transfers(1)	(1,235,983)	(3,910,655)	922,410	(955,983)	(633,632)
Adjustments to net assets allocated to contracts in payment period	—	—	—	(43,877)	77
Contract charges	(202,378)	(818,650)	(344,821)	(566,398)	(2,696,703)
Contract terminations:
Surrender benefits	(4,783,845)	(17,961,845)	(2,460,475)	(5,927,624)	(22,327,343)
Death benefits	(277,838)	(5,216,513)	(459,598)	(2,879,016)	(3,438,743)
Increase (decrease) from transactions	(6,499,424)	(27,809,553)	(2,173,342)	(10,327,363)	(28,843,380)
Increase (decrease) in net assets	(2,716,378)	(11,150,664)	(74,459)	(5,367,313)	(8,427,857)
Net assets at beginning of year	30,435,072	136,099,329	20,858,099	53,369,809	181,204,105
Net assets at end of year	$27,718,694	$124,948,665	$20,783,640	$48,002,496	$172,776,248

Accumulation unit activity
Units outstanding at beginning of year	13,658,435	62,575,250	13,230,080	34,566,269	94,186,359
Units purchased	292	47,101	789,647	50,842	289,072
Units redeemed	(2,776,094)	(12,200,727)	(2,055,912)	(6,462,744)	(14,581,741)
Units outstanding at end of year	10,882,633	50,421,624	11,963,815	28,154,367	79,893,690
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 74

Statement of Changes in Net Assets

Year ended December 31, 2025 (continued)	VP Mod, Cl 4	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 2	VP US Flex Gro, Cl 2
Operations
Investment income (loss) — net	$(7,821,403)	$(9,163)	$(130,762)	$(3,771)	$(48,038)
Net realized gain (loss) on sales of investments	51,402,462	125,103	648,987	14,881	310,870
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	17,617,560	(58,269)	(46,719)	10,261	154,003
Net increase (decrease) in net assets resulting from operations	61,198,619	57,671	471,506	21,371	416,835

Contract transactions
Contract purchase payments	418,958	—	6,788	—	—
Net transfers(1)	6,442,041	(12,802)	623,923	(5)	136,183
Adjustments to net assets allocated to contracts in payment period	(746)	—	—	—	—
Contract charges	(6,055,407)	(4,459)	(37,638)	(7,805)	(76,537)
Contract terminations:
Surrender benefits	(66,271,083)	(102,066)	(865,008)	(41,714)	(577,335)
Death benefits	(16,357,773)	(25,152)	(285,126)	(13,769)	(87,656)
Increase (decrease) from transactions	(81,824,010)	(144,479)	(557,061)	(63,293)	(605,345)
Increase (decrease) in net assets	(20,625,391)	(86,808)	(85,555)	(41,922)	(188,510)
Net assets at beginning of year	547,871,195	625,918	8,114,853	328,196	4,286,637
Net assets at end of year	$527,245,804	$539,110	$8,029,298	$286,274	$4,098,127

Accumulation unit activity
Units outstanding at beginning of year	291,165,682	204,749	2,536,440	249,883	2,464,531
Units purchased	3,833,194	242	225,233	—	95,125
Units redeemed	(45,571,537)	(47,220)	(382,874)	(47,702)	(416,355)
Units outstanding at end of year	249,427,339	157,771	2,378,799	202,181	2,143,301
See accompanying notes to financial statements.
 75 ■ RiverSource Variable Annuity Account

Statement of Changes in Net Assets

Year ended December 31, 2025 (continued)	VP US Flex Mod Gro, Cl 2
Operations
Investment income (loss) — net	$(25,474)
Net realized gain (loss) on sales of investments	113,961
Distributions from capital gains	—
Net change in unrealized appreciation (depreciation) of investments	97,168
Net increase (decrease) in net assets resulting from operations	185,655

Contract transactions
Contract purchase payments	—
Net transfers(1)	(111,505)
Adjustments to net assets allocated to contracts in payment period	—
Contract charges	(47,705)
Contract terminations:
Surrender benefits	(306,081)
Death benefits	(6,526)
Increase (decrease) from transactions	(471,817)
Increase (decrease) in net assets	(286,162)
Net assets at beginning of year	2,472,250
Net assets at end of year	$2,186,088

Accumulation unit activity
Units outstanding at beginning of year	1,621,006
Units purchased	—
Units redeemed	(304,045)
Units outstanding at end of year	1,316,961

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 76

Statement of Changes in Net Assets

Year ended December 31, 2024	AB VPS Bal Hedged Alloc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	AB VPS Relative Val, Cl B	AB VPS Sus Gbl Thematic, Cl B
Operations
Investment income (loss) — net	$1,479	$51,425	$(37,637)	$(3,479)	$(12,977)
Net realized gain (loss) on sales of investments	(1,896)	131,044	199,524	91,013	19,168
Distributions from capital gains	6,195	—	124,012	160,664	2,771
Net change in unrealized appreciation (depreciation) of investments	15,022	112,366	293,092	242,319	30,299
Net increase (decrease) in net assets resulting from operations	20,800	294,835	578,991	490,517	39,261

Contract transactions
Contract purchase payments	75	23,044	17,377	8,990	221
Net transfers(1)	287	542,857	18,254	13,378	11,784
Adjustments to net assets allocated to contracts in payment period	—	(30,251)	—	—	—
Contract charges	(1,002)	(42,895)	(4,709)	(9,241)	(1,865)
Contract terminations:
Surrender benefits	(6,534)	(819,481)	(154,453)	(295,812)	(43,870)
Death benefits	(749)	(368,599)	(302,946)	(86,336)	(8,077)
Increase (decrease) from transactions	(7,923)	(695,325)	(426,477)	(369,021)	(41,807)
Increase (decrease) in net assets	12,877	(400,490)	152,514	121,496	(2,546)
Net assets at beginning of year	292,627	8,499,440	2,623,531	4,370,634	876,475
Net assets at end of year	$305,504	$8,098,950	$2,776,045	$4,492,130	$873,929

Accumulation unit activity
Units outstanding at beginning of year	149,364	6,628,771	743,310	1,237,732	541,197
Units purchased	211	431,845	14,144	6,610	9,868
Units redeemed	(4,248)	(910,117)	(106,334)	(94,707)	(38,924)
Units outstanding at end of year	145,327	6,150,499	651,120	1,149,635	512,141
See accompanying notes to financial statements.
 77 ■ RiverSource Variable Annuity Account

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Allspg VT Dis All Cap Gro, Cl 1	Allspg VT Dis All Cap Gro, Cl 2	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Opp, Cl 1	Allspg VT Opp, Cl 2
Operations
Investment income (loss) — net	$(4,289)	$(242,051)	$(5,932)	$(5,921)	$(53,203)
Net realized gain (loss) on sales of investments	4,847	193,478	91,121	2,417	121,332
Distributions from capital gains	15,788	808,686	355,397	55,499	408,130
Net change in unrealized appreciation (depreciation) of investments	46,596	2,142,407	252,984	18,797	41,983
Net increase (decrease) in net assets resulting from operations	62,942	2,902,520	693,570	70,792	518,242

Contract transactions
Contract purchase payments	—	4,451	—	—	4,555
Net transfers(1)	21	(651,987)	(22,297)	665	(59,026)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(532)	(53,659)	(2,110)	(816)	(12,100)
Contract terminations:
Surrender benefits	(4,877)	(2,157,692)	(258,181)	(4,788)	(466,489)
Death benefits	(32,748)	(636,463)	(217,419)	(1,034)	(73,882)
Increase (decrease) from transactions	(38,136)	(3,495,350)	(500,007)	(5,973)	(606,942)
Increase (decrease) in net assets	24,806	(592,830)	193,563	64,819	(88,700)
Net assets at beginning of year	339,700	16,337,379	5,367,334	515,089	4,086,978
Net assets at end of year	$364,506	$15,744,549	$5,560,897	$579,908	$3,998,278

Accumulation unit activity
Units outstanding at beginning of year	84,371	2,643,012	1,835,228	138,806	1,135,891
Units purchased	68	610	847	166	1,524
Units redeemed	(8,884)	(496,048)	(159,283)	(1,623)	(158,391)
Units outstanding at end of year	75,555	2,147,574	1,676,792	137,349	979,024
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 78

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Allspg VT Sm Cap Gro, Cl 2	BNY Mellon IP MidCap Stock, Serv	BNY Mellon IP Tech Gro, Serv	BNY Mellon Sus US Eq, Init	BNY Mellon VIF Appr, Serv
Operations
Investment income (loss) — net	$(46,176)	$(721)	$(42,275)	$(3,797)	$(1,660)
Net realized gain (loss) on sales of investments	(18,845)	1,457	265,923	27,664	(36)
Distributions from capital gains	—	1,137	—	2,953	9,330
Net change in unrealized appreciation (depreciation) of investments	554,796	6,321	337,377	67,288	5,249
Net increase (decrease) in net assets resulting from operations	489,775	8,194	561,025	94,108	12,883

Contract transactions
Contract purchase payments	1,324	—	7,185	225	—
Net transfers(1)	(41,216)	(6,099)	(276,996)	(4,637)	(3)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(9,321)	—	(11,658)	(362)	(10)
Contract terminations:
Surrender benefits	(267,391)	—	(258,443)	(38,853)	—
Death benefits	(86,173)	—	(100,059)	(32,490)	—
Increase (decrease) from transactions	(402,777)	(6,099)	(639,971)	(76,117)	(13)
Increase (decrease) in net assets	86,998	2,095	(78,946)	17,991	12,870
Net assets at beginning of year	3,022,152	74,794	2,609,069	417,715	118,843
Net assets at end of year	$3,109,150	$76,889	$2,530,123	$435,706	$131,713

Accumulation unit activity
Units outstanding at beginning of year	1,566,931	20,751	497,646	166,149	27,698
Units purchased	12,777	—	1,688	—	—
Units redeemed	(180,327)	(1,588)	(107,516)	(26,643)	(3)
Units outstanding at end of year	1,399,381	19,163	391,818	139,506	27,695
See accompanying notes to financial statements.
 79 ■ RiverSource Variable Annuity Account

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	CB Var Sm Cap Gro, Cl I	Col VP Acorn	Col VP Acorn Intl	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3
Operations
Investment income (loss) — net	$(1,543)	$(83,270)	$(11,466)	$(33,718)	$(210,378)
Net realized gain (loss) on sales of investments	2,462	(364,448)	(129,665)	192,869	2,142,184
Distributions from capital gains	3,065	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(1,493)	1,042,813	(289,088)	129,235	1,066,555
Net increase (decrease) in net assets resulting from operations	2,491	595,095	(430,219)	288,386	2,998,361

Contract transactions
Contract purchase payments	—	13,096	22,267	397	40,007
Net transfers(1)	(203)	(267,133)	487,635	(73,831)	(688,779)
Adjustments to net assets allocated to contracts in payment period	—	—	—	(14,547)	(10,745)
Contract charges	(83)	(24,183)	(20,011)	(3,195)	(48,776)
Contract terminations:
Surrender benefits	(11,771)	(486,847)	(395,367)	(100,255)	(1,419,600)
Death benefits	—	(219,016)	(155,951)	(71,742)	(471,809)
Increase (decrease) from transactions	(12,057)	(984,083)	(61,427)	(263,173)	(2,599,702)
Increase (decrease) in net assets	(9,566)	(388,988)	(491,646)	25,213	398,659
Net assets at beginning of year	100,174	5,089,149	4,634,499	2,356,696	13,413,220
Net assets at end of year	$90,608	$4,700,161	$4,142,853	$2,381,909	$13,811,879

Accumulation unit activity
Units outstanding at beginning of year	29,935	1,416,500	1,560,002	636,784	4,034,744
Units purchased	—	3,778	178,724	651	10,510
Units redeemed	(3,805)	(254,584)	(189,388)	(67,346)	(696,045)
Units outstanding at end of year	26,130	1,165,694	1,549,338	570,089	3,349,209
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 80

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3	Col VP Govt Money Mkt, Cl 1	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3
Operations
Investment income (loss) — net	$(265,374)	$(27,880)	$3,449	$627,304	$118,843
Net realized gain (loss) on sales of investments	2,027,241	(316,807)	—	55	(31,229)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	328,045	562,106	—	(54)	59,272
Net increase (decrease) in net assets resulting from operations	2,089,912	217,419	3,449	627,305	146,886

Contract transactions
Contract purchase payments	31,023	14,776	350	30,500	3,701
Net transfers(1)	(461,365)	336,115	3,926	6,493,731	208,160
Adjustments to net assets allocated to contracts in payment period	(36,118)	—	—	(6,917)	—
Contract charges	(70,721)	(27,404)	(64)	(60,702)	(11,909)
Contract terminations:
Surrender benefits	(1,701,092)	(537,100)	(1,605)	(2,207,351)	(231,602)
Death benefits	(611,788)	(239,339)	—	(769,455)	(161,610)
Increase (decrease) from transactions	(2,850,061)	(452,952)	2,607	3,479,806	(193,260)
Increase (decrease) in net assets	(760,149)	(235,533)	6,056	4,107,111	(46,374)
Net assets at beginning of year	16,147,034	5,548,383	90,455	17,346,883	2,923,675
Net assets at end of year	$15,386,885	$5,312,850	$96,511	$21,453,994	$2,877,301

Accumulation unit activity
Units outstanding at beginning of year	4,373,719	2,278,667	89,286	17,890,265	1,167,615
Units purchased	20,382	143,725	4,184	6,653,234	86,485
Units redeemed	(708,963)	(318,657)	(1,593)	(3,073,244)	(168,084)
Units outstanding at end of year	3,685,138	2,103,735	91,877	21,470,255	1,086,016
See accompanying notes to financial statements.
 81 ■ RiverSource Variable Annuity Account

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Col VP Inc Opp, Cl 1	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 1	Col VP Lg Cap Gro, Cl 3
Operations
Investment income (loss) — net	$10,102	$105,264	$202,838	$(2,077)	$(13,021)
Net realized gain (loss) on sales of investments	(1,993)	(104,634)	(216,045)	121,909	93,818
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	2,237	113,889	37,005	(74,188)	112,792
Net increase (decrease) in net assets resulting from operations	10,346	114,519	23,798	45,644	193,589

Contract transactions
Contract purchase payments	—	19,509	56,075	—	44
Net transfers(1)	647	153,296	212,632	(72,901)	(58,062)
Adjustments to net assets allocated to contracts in payment period	—	—	(93,608)	—	—
Contract charges	(33)	(15,530)	(27,270)	(21)	(923)
Contract terminations:
Surrender benefits	(4,737)	(372,491)	(581,233)	(17,481)	(11,336)
Death benefits	—	(166,978)	(77,405)	(29,205)	(43,055)
Increase (decrease) from transactions	(4,123)	(382,194)	(510,809)	(119,608)	(113,332)
Increase (decrease) in net assets	6,223	(267,675)	(487,011)	(73,964)	80,257
Net assets at beginning of year	225,484	2,976,056	6,555,171	236,583	718,306
Net assets at end of year	$231,707	$2,708,381	$6,068,160	$162,619	$798,563

Accumulation unit activity
Units outstanding at beginning of year	188,020	1,314,288	4,195,276	54,861	173,293
Units purchased	522	81,335	224,512	—	—
Units redeemed	(3,804)	(250,909)	(532,619)	(25,864)	(32,814)
Units outstanding at end of year	184,738	1,144,714	3,887,169	28,997	140,479
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 82

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Col VP Lg Cap Index, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 3	Col VP Select Mid Cap Val, Cl 3
Operations
Investment income (loss) — net	$(79,983)	$9,226	$(1,724)	$(24,966)	$(403)
Net realized gain (loss) on sales of investments	751,959	1,879	3,933	198,702	9,126
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	574,091	(4,832)	7,665	156,769	(5,740)
Net increase (decrease) in net assets resulting from operations	1,246,067	6,273	9,874	330,505	2,983

Contract transactions
Contract purchase payments	175	126	—	168	—
Net transfers(1)	(78,524)	(2,143)	(4)	(64,384)	(517)
Adjustments to net assets allocated to contracts in payment period	(81,888)	—	—	(3,139)	—
Contract charges	(9,577)	(222)	(13)	(3,998)	(81)
Contract terminations:
Surrender benefits	(504,990)	(20,438)	(4,456)	(113,066)	(12,986)
Death benefits	(153,763)	(5,865)	—	(59,589)	—
Increase (decrease) from transactions	(828,567)	(28,542)	(4,473)	(244,008)	(13,584)
Increase (decrease) in net assets	417,500	(22,269)	5,401	86,497	(10,601)
Net assets at beginning of year	5,773,687	327,546	94,950	1,631,170	30,812
Net assets at end of year	$6,191,187	$305,277	$100,351	$1,717,667	$20,211

Accumulation unit activity
Units outstanding at beginning of year	1,433,873	150,630	26,890	383,210	11,193
Units purchased	1,417	51	—	802	—
Units redeemed	(193,003)	(11,739)	(1,282)	(52,391)	(5,269)
Units outstanding at end of year	1,242,287	138,942	25,608	331,621	5,924
See accompanying notes to financial statements.
 83 ■ RiverSource Variable Annuity Account

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Col VP Select Sm Cap Val, Cl 3	Col VP Sm Cap Val, Cl 2	Col VP Sm Co Gro, Cl 1	Col VP US Govt Mtge, Cl 1	Col VP US Govt Mtge, Cl 3
Operations
Investment income (loss) — net	$(9,519)	$(8,521)	$218	$2,414	$63,645
Net realized gain (loss) on sales of investments	38,799	(6,127)	10	(2,555)	(95,693)
Distributions from capital gains	—	33,332	—	—	—
Net change in unrealized appreciation (depreciation) of investments	50,747	31,201	3,967	389	30,173
Net increase (decrease) in net assets resulting from operations	80,027	49,885	4,195	248	(1,875)

Contract transactions
Contract purchase payments	—	256	—	—	28,897
Net transfers(1)	507	(62,828)	—	511	53,787
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(1,086)	(4,381)	(7)	(45)	(9,104)
Contract terminations:
Surrender benefits	(47,813)	(62,737)	—	(13,979)	(386,593)
Death benefits	—	(9,399)	—	—	(150,892)
Increase (decrease) from transactions	(48,392)	(139,089)	(7)	(13,513)	(463,905)
Increase (decrease) in net assets	31,635	(89,204)	4,188	(13,265)	(465,780)
Net assets at beginning of year	647,075	814,620	18,598	129,262	4,007,576
Net assets at end of year	$678,710	$725,416	$22,786	$115,997	$3,541,796

Accumulation unit activity
Units outstanding at beginning of year	182,117	226,259	2,846	129,738	3,497,417
Units purchased	454	67	—	498	99,890
Units redeemed	(11,369)	(38,383)	(1)	(14,144)	(489,820)
Units outstanding at end of year	171,202	187,943	2,845	116,092	3,107,487
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 84

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	CS Commodity Return, Cl 1	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Prin Lg Cap Gro, Cl 1	CTIVP Vty Sycamore Estb Val, Cl 3	EV VT Floating-Rate Inc, Init Cl
Operations
Investment income (loss) — net	$176	$2,344	$(15,244)	$(471)	$34,617
Net realized gain (loss) on sales of investments	(981)	(84,055)	226,277	652	(4,436)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	1,216	49,523	(37,712)	2,015	2,045
Net increase (decrease) in net assets resulting from operations	411	(32,188)	173,321	2,196	32,226

Contract transactions
Contract purchase payments	—	2,044	538	—	2,898
Net transfers(1)	(11)	82,196	(220,254)	(8)	2,276
Adjustments to net assets allocated to contracts in payment period	—	(18,274)	—	—	—
Contract charges	(2)	(9,644)	(5,806)	—	(3,592)
Contract terminations:
Surrender benefits	(768)	(130,397)	(112,733)	(493)	(51,522)
Death benefits	—	(22,993)	(12,710)	—	(8,642)
Increase (decrease) from transactions	(781)	(97,068)	(350,965)	(501)	(58,582)
Increase (decrease) in net assets	(370)	(129,256)	(177,644)	1,695	(26,356)
Net assets at beginning of year	14,369	1,249,187	1,030,941	27,745	574,225
Net assets at end of year	$13,999	$1,119,931	$853,297	$29,440	$547,869

Accumulation unit activity
Units outstanding at beginning of year	22,647	967,319	406,562	5,576	411,834
Units purchased	—	90,647	171	—	14,788
Units redeemed	(1,508)	(153,778)	(125,052)	(111)	(58,252)
Units outstanding at end of year	21,139	904,188	281,681	5,465	368,370
See accompanying notes to financial statements.
 85 ■ RiverSource Variable Annuity Account

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Fid VIP Bal, Serv Cl	Fid VIP Bal, Serv Cl 2	Fid VIP Contrafund, Serv Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Dyn Appr, Serv Cl 2
Operations
Investment income (loss) — net	$1,373	$305	$(39,048)	$(550,824)	$(11,423)
Net realized gain (loss) on sales of investments	6,617	1,796	184,000	4,749,953	38,669
Distributions from capital gains	7,873	4,761	394,408	4,027,759	39,678
Net change in unrealized appreciation (depreciation) of investments	17,172	12,392	342,735	1,771,272	113,418
Net increase (decrease) in net assets resulting from operations	33,035	19,254	882,095	9,998,160	180,342

Contract transactions
Contract purchase payments	—	—	200	84,922	19,858
Net transfers(1)	60	2,403	38,607	(3,629,876)	520
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(147)	(100)	(5,719)	(142,126)	(974)
Contract terminations:
Surrender benefits	(22,573)	(3,646)	(396,829)	(5,440,327)	(144,564)
Death benefits	—	—	(18,602)	(1,625,060)	—
Increase (decrease) from transactions	(22,660)	(1,343)	(382,343)	(10,752,467)	(125,160)
Increase (decrease) in net assets	10,375	17,911	499,752	(754,307)	55,182
Net assets at beginning of year	255,546	137,167	2,986,502	34,780,708	822,069
Net assets at end of year	$265,921	$155,078	$3,486,254	$34,026,401	$877,251

Accumulation unit activity
Units outstanding at beginning of year	74,031	40,053	568,420	6,114,177	149,440
Units purchased	16	650	6,650	12,909	2,900
Units redeemed	(6,675)	(932)	(71,622)	(1,568,389)	(23,860)
Units outstanding at end of year	67,372	39,771	503,448	4,558,697	128,480
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 86

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Gro, Serv Cl	Fid VIP Gro, Serv Cl 2	Fid VIP Hi Inc, Serv Cl
Operations
Investment income (loss) — net	$(2,021)	$(107)	$(516)	$(30,546)	$25,649
Net realized gain (loss) on sales of investments	58,230	419	212	137,250	(16,483)
Distributions from capital gains	79,250	4,520	9,817	482,565	—
Net change in unrealized appreciation (depreciation) of investments	86,651	6,729	894	(50,024)	31,708
Net increase (decrease) in net assets resulting from operations	222,110	11,561	10,407	539,245	40,874

Contract transactions
Contract purchase payments	9,510	—	—	—	—
Net transfers(1)	(3,120)	—	277	(17,617)	7,139
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(1,678)	(27)	(13)	(8,249)	(1,149)
Contract terminations:
Surrender benefits	(56,878)	—	—	(342,121)	(75,610)
Death benefits	(68,275)	—	—	(7,465)	(8,733)
Increase (decrease) from transactions	(120,441)	(27)	264	(375,452)	(78,353)
Increase (decrease) in net assets	101,669	11,534	10,671	163,793	(37,479)
Net assets at beginning of year	1,123,873	57,238	36,092	2,058,474	626,913
Net assets at end of year	$1,225,542	$68,772	$46,763	$2,222,267	$589,434

Accumulation unit activity
Units outstanding at beginning of year	325,857	14,807	7,993	344,095	323,424
Units purchased	2,308	—	49	1,224	3,432
Units redeemed	(32,560)	(6)	(2)	(55,832)	(43,294)
Units outstanding at end of year	295,605	14,801	8,040	289,487	283,562
See accompanying notes to financial statements.
 87 ■ RiverSource Variable Annuity Account

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Fid VIP Hi Inc, Serv Cl 2	Fid VIP Invest Gr, Serv Cl 2	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl
Operations
Investment income (loss) — net	$12,076	$89,298	$(41,115)	$(131,664)	$47
Net realized gain (loss) on sales of investments	(2,542)	(141,309)	119,993	339,647	1,183
Distributions from capital gains	—	—	608,685	1,539,587	1,965
Net change in unrealized appreciation (depreciation) of investments	8,137	49,131	9,448	(40,488)	(1,810)
Net increase (decrease) in net assets resulting from operations	17,671	(2,880)	697,011	1,707,082	1,385

Contract transactions
Contract purchase payments	—	33,862	193	8,500	6,727
Net transfers(1)	(8,810)	540,080	(37,337)	(361,820)	41
Adjustments to net assets allocated to contracts in payment period	—	—	—	(26,711)	—
Contract charges	(506)	(27,889)	(5,812)	(33,979)	(103)
Contract terminations:
Surrender benefits	(3,773)	(567,732)	(359,373)	(1,096,120)	(170)
Death benefits	(6,220)	(348,141)	(144,013)	(323,836)	(2,977)
Increase (decrease) from transactions	(19,309)	(369,820)	(546,342)	(1,833,966)	3,518
Increase (decrease) in net assets	(1,638)	(372,700)	150,669	(126,884)	4,903
Net assets at beginning of year	260,218	5,897,334	4,626,227	11,589,085	36,587
Net assets at end of year	$258,580	$5,524,634	$4,776,896	$11,462,201	$41,490

Accumulation unit activity
Units outstanding at beginning of year	112,236	4,381,027	612,889	2,086,620	21,102
Units purchased	143	437,060	28	4,190	3,208
Units redeemed	(8,039)	(706,144)	(60,870)	(303,307)	(1,770)
Units outstanding at end of year	104,340	4,111,943	552,047	1,787,503	22,540
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 88

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Fid VIP Overseas, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Rising Divd, Cl 2
Operations
Investment income (loss) — net	$(8,698)	$7,275	$141,575	$97,220	$(1,624)
Net realized gain (loss) on sales of investments	165,475	(30,017)	(9,788)	103,524	4,507
Distributions from capital gains	138,249	—	16,341	350,734	10,238
Net change in unrealized appreciation (depreciation) of investments	(184,513)	1,665	61,991	1,133,572	5,383
Net increase (decrease) in net assets resulting from operations	110,513	(21,077)	210,119	1,685,050	18,504

Contract transactions
Contract purchase payments	8,998	18	—	60,589	125
Net transfers(1)	63,456	83,569	(32,060)	(439,149)	602
Adjustments to net assets allocated to contracts in payment period	—	—	(42,336)	—	(25,328)
Contract charges	(17,957)	(2,169)	(3,529)	(42,809)	(24)
Contract terminations:
Surrender benefits	(288,734)	(102,250)	(285,767)	(1,845,818)	(3,395)
Death benefits	(142,676)	(5,638)	(49,915)	(273,083)	—
Increase (decrease) from transactions	(376,913)	(26,470)	(413,607)	(2,540,270)	(28,020)
Increase (decrease) in net assets	(266,400)	(47,547)	(203,488)	(855,220)	(9,516)
Net assets at beginning of year	3,184,900	1,555,335	4,009,017	17,443,443	202,436
Net assets at end of year	$2,918,500	$1,507,788	$3,805,529	$16,588,223	$192,920

Accumulation unit activity
Units outstanding at beginning of year	1,327,837	560,662	1,294,768	5,454,556	45,055
Units purchased	31,117	28,943	964	20,103	143
Units redeemed	(170,448)	(44,357)	(115,728)	(757,708)	(838)
Units outstanding at end of year	1,188,506	545,248	1,180,004	4,716,951	44,360
See accompanying notes to financial statements.
 89 ■ RiverSource Variable Annuity Account

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Frank Sm Cap Val, Cl 2	Frank Sm Mid Cap Gro, Cl 2	GS VIT Intl Eq Insights, Inst	GS VIT Mid Cap Val, Inst	GS VIT Strategic Gro, Inst
Operations
Investment income (loss) — net	$(13,018)	$(70,045)	$(62)	$(61,554)	$(2,943)
Net realized gain (loss) on sales of investments	(17,757)	(97,250)	1,036	200,126	968
Distributions from capital gains	67,455	—	192	523,543	16,243
Net change in unrealized appreciation (depreciation) of investments	245,328	666,700	208	318,425	36,273
Net increase (decrease) in net assets resulting from operations	282,008	499,405	1,374	980,540	50,541

Contract transactions
Contract purchase payments	2,531	2,030	100	18,429	36
Net transfers(1)	1,769	(129,170)	—	(281,028)	11,619
Adjustments to net assets allocated to contracts in payment period	—	(26,542)	—	(14,451)	—
Contract charges	(6,732)	(7,788)	(14)	(36,139)	(333)
Contract terminations:
Surrender benefits	(186,922)	(433,476)	(908)	(870,521)	(1,878)
Death benefits	(57,974)	(69,617)	(11,892)	(332,591)	—
Increase (decrease) from transactions	(247,328)	(664,563)	(12,714)	(1,516,301)	9,444
Increase (decrease) in net assets	34,680	(165,158)	(11,340)	(535,761)	59,985
Net assets at beginning of year	2,935,941	5,467,004	16,658	9,639,226	161,852
Net assets at end of year	$2,970,621	$5,301,846	$5,318	$9,103,465	$221,837

Accumulation unit activity
Units outstanding at beginning of year	585,519	1,910,864	11,688	1,748,315	43,038
Units purchased	8,692	1,289	—	4,459	2,423
Units redeemed	(60,934)	(226,119)	(7,552)	(270,656)	(423)
Units outstanding at end of year	533,277	1,686,034	4,136	1,482,118	45,038
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 90

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI American Value, Ser II	Invesco VI Comstock, Ser II
Operations
Investment income (loss) — net	$(12,829)	$(41,053)	$(12,733)	$(40,468)	$(48,869)
Net realized gain (loss) on sales of investments	75,097	118,535	12,203	(35,583)	1,295,562
Distributions from capital gains	235,574	—	—	128,900	1,554,638
Net change in unrealized appreciation (depreciation) of investments	111,892	779,700	215,714	1,358,859	34,093
Net increase (decrease) in net assets resulting from operations	409,734	857,182	215,184	1,411,708	2,835,424

Contract transactions
Contract purchase payments	—	8,722	250	19,942	55,107
Net transfers(1)	(115,519)	32,010	(17,169)	(404,257)	(727,811)
Adjustments to net assets allocated to contracts in payment period	—	(41,252)	—	—	(85,142)
Contract charges	(1,680)	(2,190)	(4,012)	(23,296)	(105,829)
Contract terminations:
Surrender benefits	(89,708)	(285,341)	(12,445)	(580,836)	(2,301,515)
Death benefits	(32,555)	(18,888)	(1,489)	(258,219)	(881,065)
Increase (decrease) from transactions	(239,462)	(306,939)	(34,865)	(1,246,666)	(4,046,255)
Increase (decrease) in net assets	170,272	550,243	180,319	165,042	(1,210,831)
Net assets at beginning of year	1,613,718	2,627,653	676,738	5,479,064	22,698,319
Net assets at end of year	$1,783,990	$3,177,896	$857,057	$5,644,106	$21,487,488

Accumulation unit activity
Units outstanding at beginning of year	488,184	733,918	201,791	4,740,210	5,808,137
Units purchased	2	18,087	17	16,171	14,426
Units redeemed	(61,308)	(77,061)	(8,881)	(950,337)	(920,292)
Units outstanding at end of year	426,878	674,944	192,927	3,806,044	4,902,271
See accompanying notes to financial statements.
 91 ■ RiverSource Variable Annuity Account

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Invesco VI Core Eq, Ser I	Invesco VI Core Eq, Ser II	Invesco VI Dis Lg Cap, Ser I	Invesco VI Dis Lg Cap, Ser II	Invesco VI Dis Mid Cap Gro, Ser I
Operations
Investment income (loss) — net	$(37,893)	$(334)	$(13,794)	$(143,580)	$(980)
Net realized gain (loss) on sales of investments	134,788	1,384	22,975	427,342	(50)
Distributions from capital gains	424,131	3,653	—	—	—
Net change in unrealized appreciation (depreciation) of investments	599,413	4,691	256,599	2,196,894	14,466
Net increase (decrease) in net assets resulting from operations	1,120,439	9,394	265,780	2,480,656	13,436

Contract transactions
Contract purchase payments	396	—	162	49,436	30
Net transfers(1)	19,435	(8,749)	(6,031)	(932,137)	(102)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(4,648)	(133)	(477)	(37,557)	(97)
Contract terminations:
Surrender benefits	(551,059)	—	(79,291)	(821,218)	(1,676)
Death benefits	(232,181)	—	(23,048)	(329,237)	—
Increase (decrease) from transactions	(768,057)	(8,882)	(108,685)	(2,070,713)	(1,845)
Increase (decrease) in net assets	352,382	512	157,095	409,943	11,591
Net assets at beginning of year	4,927,234	45,396	868,658	8,555,266	60,403
Net assets at end of year	$5,279,616	$45,908	$1,025,753	$8,965,209	$71,994

Accumulation unit activity
Units outstanding at beginning of year	1,547,531	15,196	160,969	2,147,239	44,843
Units purchased	10,920	69	25	11,429	19
Units redeemed	(209,103)	(2,983)	(17,375)	(449,985)	(1,228)
Units outstanding at end of year	1,349,348	12,282	143,619	1,708,683	43,634
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 92

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Invesco VI Dis Mid Cap Gro, Ser II	Invesco VI EQV Intl Eq, Ser I	Invesco VI EQV Intl Eq, Ser II	Invesco VI Gbl Strat Inc, Ser I	Invesco VI Gbl Strat Inc, Ser II
Operations
Investment income (loss) — net	$(5,234)	$1,717	$(645)	$919	$122,598
Net realized gain (loss) on sales of investments	(5,713)	9,683	8,971	(1,334)	(250,434)
Distributions from capital gains	—	2,792	2,605	—	—
Net change in unrealized appreciation (depreciation) of investments	87,945	(17,355)	(15,567)	1,395	271,492
Net increase (decrease) in net assets resulting from operations	76,998	(3,163)	(4,636)	980	143,656

Contract transactions
Contract purchase payments	—	126	150	210	63,444
Net transfers(1)	(2,212)	(2,393)	(6,990)	(668)	767,189
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	(80,873)
Contract charges	(1,780)	(174)	(4,164)	(22)	(49,684)
Contract terminations:
Surrender benefits	(87,176)	(20,639)	(49,980)	(4,061)	(965,942)
Death benefits	(27,397)	(8,956)	(10,025)	(1,123)	(484,402)
Increase (decrease) from transactions	(118,565)	(32,036)	(71,009)	(5,664)	(750,268)
Increase (decrease) in net assets	(41,567)	(35,199)	(75,645)	(4,684)	(606,612)
Net assets at beginning of year	370,033	546,153	535,420	59,467	11,318,238
Net assets at end of year	$328,466	$510,954	$459,775	$54,783	$10,711,626

Accumulation unit activity
Units outstanding at beginning of year	274,920	183,323	388,687	28,753	7,090,196
Units purchased	594	41	9,049	101	585,542
Units redeemed	(76,423)	(10,498)	(60,152)	(2,811)	(1,022,800)
Units outstanding at end of year	199,091	172,866	337,584	26,043	6,652,938
See accompanying notes to financial statements.
 93 ■ RiverSource Variable Annuity Account

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Invesco VI Global, Ser I	Invesco VI Global, Ser II	Invesco VI Gro & Inc, Ser II	Invesco VI Hlth, Ser II	Invesco VI Main St, Ser I
Operations
Investment income (loss) — net	$(15)	$(26,440)	$(1,175)	$(702)	$(430)
Net realized gain (loss) on sales of investments	15	46,409	8,087	94	(7)
Distributions from capital gains	64	115,571	23,756	—	3,066
Net change in unrealized appreciation (depreciation) of investments	80	121,859	23,215	1,691	3,203
Net increase (decrease) in net assets resulting from operations	144	257,399	53,883	1,083	5,832

Contract transactions
Contract purchase payments	—	—	13,509	—	—
Net transfers(1)	—	(39,156)	(2,254)	(2)	—
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(6)	(3,507)	(1,063)	(69)	(6)
Contract terminations:
Surrender benefits	(64)	(211,308)	(9,644)	(746)	(67)
Death benefits	—	(24,079)	(87,672)	—	—
Increase (decrease) from transactions	(70)	(278,050)	(87,124)	(817)	(73)
Increase (decrease) in net assets	74	(20,651)	(33,241)	266	5,759
Net assets at beginning of year	987	1,855,636	417,929	43,988	26,598
Net assets at end of year	$1,061	$1,834,985	$384,688	$44,254	$32,357

Accumulation unit activity
Units outstanding at beginning of year	177	436,481	101,835	15,505	7,822
Units purchased	—	2,948	2,933	—	—
Units redeemed	(11)	(62,675)	(22,354)	(299)	(17)
Units outstanding at end of year	166	376,754	82,414	15,206	7,805
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 94

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Invesco VI Mn St Mid Cap, Ser II	Invesco VI Mn St Sm Cap, Ser II	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Bal, Inst	Janus Henderson VIT Enter, Serv
Operations
Investment income (loss) — net	$(9,852)	$(25,056)	$(2,837)	$7,643	$(5,683)
Net realized gain (loss) on sales of investments	(1,100)	72,050	4,867	52,119	15,835
Distributions from capital gains	14,864	69,641	—	—	31,156
Net change in unrealized appreciation (depreciation) of investments	82,581	82,945	43,845	91,985	47,270
Net increase (decrease) in net assets resulting from operations	86,493	199,580	45,875	151,747	88,578

Contract transactions
Contract purchase payments	5,866	1,479	—	210	217
Net transfers(1)	(27,129)	(13,697)	(340)	(5,167)	198
Adjustments to net assets allocated to contracts in payment period	—	(35,406)	—	—	—
Contract charges	(3,395)	(5,550)	(225)	(552)	(1,202)
Contract terminations:
Surrender benefits	(69,155)	(146,542)	(6,231)	(66,203)	(42,282)
Death benefits	(25,565)	(57,672)	—	(35,809)	(5,155)
Increase (decrease) from transactions	(119,378)	(257,388)	(6,796)	(107,521)	(48,224)
Increase (decrease) in net assets	(32,885)	(57,808)	39,079	44,226	40,354
Net assets at beginning of year	615,053	1,909,527	155,975	1,134,644	683,781
Net assets at end of year	$582,168	$1,851,719	$195,054	$1,178,870	$724,135

Accumulation unit activity
Units outstanding at beginning of year	231,541	362,604	53,156	191,791	276,934
Units purchased	2,254	1,143	—	33	136
Units redeemed	(42,616)	(40,085)	(1,849)	(16,739)	(17,901)
Units outstanding at end of year	191,179	323,662	51,307	175,085	259,169
See accompanying notes to financial statements.
 95 ■ RiverSource Variable Annuity Account

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Janus Henderson VIT Gbl Res, Inst	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv	Lazard Retire Intl Eq, Serv	LVIP AC Disc Core Val, Std Cl II
Operations
Investment income (loss) — net	$(6,374)	$(335)	$(24,686)	$527	$(256)
Net realized gain (loss) on sales of investments	31,841	3,633	142,424	(41)	690
Distributions from capital gains	31,068	—	45,987	86	—
Net change in unrealized appreciation (depreciation) of investments	128,816	2,499	281,861	838	18,325
Net increase (decrease) in net assets resulting from operations	185,351	5,797	445,586	1,410	18,759

Contract transactions
Contract purchase payments	126	28	1,573	—	24
Net transfers(1)	(4,016)	3,661	(203,735)	(1)	(4,748)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(360)	(114)	(6,065)	(47)	(114)
Contract terminations:
Surrender benefits	(45,586)	(8,907)	(126,351)	—	(16,176)
Death benefits	(19,388)	(13,726)	(32,940)	—	(6,286)
Increase (decrease) from transactions	(69,224)	(19,058)	(367,518)	(48)	(27,300)
Increase (decrease) in net assets	116,127	(13,261)	78,068	1,362	(8,541)
Net assets at beginning of year	883,606	154,468	1,529,235	34,463	170,162
Net assets at end of year	$999,733	$141,207	$1,607,303	$35,825	$161,621

Accumulation unit activity
Units outstanding at beginning of year	242,087	97,458	533,989	22,546	44,531
Units purchased	30	2,248	375	—	6
Units redeemed	(17,341)	(14,659)	(105,499)	(31)	(6,649)
Units outstanding at end of year	224,776	85,047	428,865	22,515	37,888
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 96

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	LVIP AC Inflation Prot, Serv Cl	LVIP AC Intl, Serv Cl	LVIP AC Mid Cap Val, Serv Cl	LVIP AC Ultra, Serv Cl	LVIP AC Val, Serv Cl
Operations
Investment income (loss) — net	$244,239	$3	$593	$(103,901)	$3,812
Net realized gain (loss) on sales of investments	(166,314)	9	195	582,882	965
Distributions from capital gains	—	—	3,787	558,233	21,330
Net change in unrealized appreciation (depreciation) of investments	(77,300)	19	607	468,253	(202)
Net increase (decrease) in net assets resulting from operations	625	31	5,182	1,505,467	25,905

Contract transactions
Contract purchase payments	35,969	—	—	28,565	36,817
Net transfers(1)	1,495,088	(10)	(7)	(581,746)	1,194
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(60,004)	—	—	(25,888)	(34)
Contract terminations:
Surrender benefits	(1,104,350)	—	—	(647,168)	(3,859)
Death benefits	(651,486)	—	—	(172,401)	—
Increase (decrease) from transactions	(284,783)	(10)	(7)	(1,398,638)	34,118
Increase (decrease) in net assets	(284,158)	21	5,175	106,829	60,023
Net assets at beginning of year	12,378,629	2,520	77,179	6,241,735	325,148
Net assets at end of year	$12,094,471	$2,541	$82,354	$6,348,564	$385,171

Accumulation unit activity
Units outstanding at beginning of year	9,492,550	—	26,754	1,224,538	105,431
Units purchased	1,180,269	—	—	4,899	12,504
Units redeemed	(1,384,860)	—	—	(244,094)	(1,252)
Units outstanding at end of year	9,287,959	—	26,754	985,343	116,683
See accompanying notes to financial statements.
 97 ■ RiverSource Variable Annuity Account

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	LVIP AC Val, Std Cl II	LVIP Baron Gro Opp, Serv Cl	LVIP JPM US Eq, Std Cl	MFS Inv Trust, Init Cl	MFS Inv Trust, Serv Cl
Operations
Investment income (loss) — net	$3,888	$(717)	$(2,124)	$(5,741)	$(6,360)
Net realized gain (loss) on sales of investments	16,342	993	8,463	72,945	9,507
Distributions from capital gains	16,516	265	9,416	60,386	56,002
Net change in unrealized appreciation (depreciation) of investments	(15,030)	1,654	27,857	8,013	63,513
Net increase (decrease) in net assets resulting from operations	21,716	2,195	43,612	135,603	122,662

Contract transactions
Contract purchase payments	24	—	4	—	700
Net transfers(1)	(4,858)	—	—	(2,818)	404
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(181)	(87)	(577)	(564)	(18)
Contract terminations:
Surrender benefits	(31,360)	(998)	(41,097)	(145,160)	(18,570)
Death benefits	(11,351)	—	—	(66,789)	—
Increase (decrease) from transactions	(47,726)	(1,085)	(41,670)	(215,331)	(17,484)
Increase (decrease) in net assets	(26,010)	1,110	1,942	(79,728)	105,178
Net assets at beginning of year	288,021	57,024	224,479	831,211	702,901
Net assets at end of year	$262,011	$58,134	$226,421	$751,483	$808,079

Accumulation unit activity
Units outstanding at beginning of year	52,589	8,462	36,018	239,177	211,342
Units purchased	4	—	1	116	304
Units redeemed	(8,315)	(186)	(6,305)	(55,148)	(5,305)
Units outstanding at end of year	44,278	8,276	29,714	184,145	206,341
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 98

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Init Cl	MFS New Dis, Serv Cl	MFS Research, Init Cl	MFS Total Return, Init Cl
Operations
Investment income (loss) — net	$(20,773)	$(4,574)	$(19,264)	$(2,439)	$409
Net realized gain (loss) on sales of investments	30,473	(7,337)	(77,605)	6,857	147
Distributions from capital gains	162,581	—	—	16,636	1,503
Net change in unrealized appreciation (depreciation) of investments	69,471	26,771	164,312	23,934	(109)
Net increase (decrease) in net assets resulting from operations	241,752	14,860	67,443	44,988	1,950

Contract transactions
Contract purchase payments	300	9	—	9,972	—
Net transfers(1)	7,168	2,970	10,859	(11,669)	181
Adjustments to net assets allocated to contracts in payment period	(28,097)	—	(349)	—	—
Contract charges	(2,672)	(662)	(5,251)	(511)	(49)
Contract terminations:
Surrender benefits	(136,875)	(26,428)	(166,109)	(8,250)	(927)
Death benefits	(27,384)	—	(232)	—	—
Increase (decrease) from transactions	(187,560)	(24,111)	(161,082)	(10,458)	(795)
Increase (decrease) in net assets	54,192	(9,251)	(93,639)	34,530	1,155
Net assets at beginning of year	1,737,525	302,425	1,427,560	263,753	30,292
Net assets at end of year	$1,791,717	$293,174	$1,333,921	$298,283	$31,447

Accumulation unit activity
Units outstanding at beginning of year	666,850	82,795	381,806	70,938	9,123
Units purchased	2,511	900	2,900	2,463	54
Units redeemed	(61,029)	(6,340)	(43,525)	(4,957)	(283)
Units outstanding at end of year	608,332	77,355	341,181	68,444	8,894
See accompanying notes to financial statements.
 99 ■ RiverSource Variable Annuity Account

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	MFS Total Return, Serv Cl	MFS Utilities, Init Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II	PIMCO VIT All Asset, Advisor Cl
Operations
Investment income (loss) — net	$116,299	$19,167	$6,033	$(745)	$25,089
Net realized gain (loss) on sales of investments	142,347	35,594	22,301	(4,460)	(27,541)
Distributions from capital gains	605,561	62,771	25,117	—	—
Net change in unrealized appreciation (depreciation) of investments	(129,938)	98,538	30,734	21,934	14,651
Net increase (decrease) in net assets resulting from operations	734,269	216,070	84,185	16,729	12,199

Contract transactions
Contract purchase payments	35,527	58	175	—	1,682
Net transfers(1)	165,178	(14,273)	(5,894)	(9)	(17,956)
Adjustments to net assets allocated to contracts in payment period	—	(19,184)	(17,542)	—	—
Contract charges	(38,926)	(2,209)	(1,349)	(8)	(3,786)
Contract terminations:
Surrender benefits	(1,220,321)	(126,511)	(111,043)	(3,086)	(134,935)
Death benefits	(314,774)	(8,572)	(1,387)	—	(7,699)
Increase (decrease) from transactions	(1,373,316)	(170,691)	(137,040)	(3,103)	(162,694)
Increase (decrease) in net assets	(639,047)	45,379	(52,855)	13,626	(150,495)
Net assets at beginning of year	12,155,670	2,122,403	855,859	45,434	615,073
Net assets at end of year	$11,516,623	$2,167,782	$803,004	$59,060	$464,578

Accumulation unit activity
Units outstanding at beginning of year	4,284,804	568,744	154,113	13,844	392,126
Units purchased	67,637	5,934	353	—	13,128
Units redeemed	(511,926)	(37,979)	(19,967)	(1,057)	(116,373)
Units outstanding at end of year	3,840,515	536,699	134,499	12,787	288,881
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 100

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Put VT Div Inc, Cl IA	Put VT Div Inc, Cl IB	Put VT Emerg Mkts Eq, Cl IB	Put VT Focused Intl Eq, Cl IA	Put VT Global Hlth Care, Cl IB
Operations
Investment income (loss) — net	$19,493	$6,217	$240	$1,763	$(6,575)
Net realized gain (loss) on sales of investments	(13,877)	(11,106)	5,227	75	30,797
Distributions from capital gains	—	—	—	—	32,675
Net change in unrealized appreciation (depreciation) of investments	12,159	10,386	22,607	6,900	(43,492)
Net increase (decrease) in net assets resulting from operations	17,775	5,497	28,074	8,738	13,405

Contract transactions
Contract purchase payments	396	66	3	—	300
Net transfers(1)	576	(6,129)	3,698	(8,341)	32,691
Adjustments to net assets allocated to contracts in payment period	(6,459)	—	—	6	—
Contract charges	(117)	(115)	(252)	(116)	(3,504)
Contract terminations:
Surrender benefits	(8,689)	(7,357)	(15,887)	(6,599)	(167,868)
Death benefits	(8,057)	(7,079)	(13,117)	(2,545)	(8,336)
Increase (decrease) from transactions	(22,350)	(20,614)	(25,555)	(17,595)	(146,717)
Increase (decrease) in net assets	(4,575)	(15,117)	2,519	(8,857)	(133,312)
Net assets at beginning of year	394,047	136,324	198,454	375,014	722,775
Net assets at end of year	$389,472	$121,207	$200,973	$366,157	$589,463

Accumulation unit activity
Units outstanding at beginning of year	153,502	71,523	170,284	142,153	150,008
Units purchased	378	34	3,193	—	6,387
Units redeemed	(6,520)	(10,566)	(20,993)	(6,324)	(33,057)
Units outstanding at end of year	147,360	60,991	152,484	135,829	123,338
See accompanying notes to financial statements.
 101 ■ RiverSource Variable Annuity Account

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Put VT Hi Yield, Cl IA	Put VT Hi Yield, Cl IB	Put VT Inc, Cl IB	Put VT Intl Eq, Cl IB	Put VT Intl Val, Cl IB
Operations
Investment income (loss) — net	$15,640	$3,465	$968	$26,522	$2
Net realized gain (loss) on sales of investments	(4,236)	(3,036)	(1,037)	65,341	1
Distributions from capital gains	—	—	—	—	1
Net change in unrealized appreciation (depreciation) of investments	11,234	4,280	318	(26,433)	6
Net increase (decrease) in net assets resulting from operations	22,638	4,709	249	65,430	10

Contract transactions
Contract purchase payments	180	30	—	1,977	—
Net transfers(1)	432	(3,943)	1,271	(19,652)	—
Adjustments to net assets allocated to contracts in payment period	—	—	—	(536)	—
Contract charges	(76)	(54)	(33)	(6,675)	—
Contract terminations:
Surrender benefits	(5,619)	(5,038)	(2,688)	(321,399)	—
Death benefits	(6,692)	(4,839)	—	(62,667)	—
Increase (decrease) from transactions	(11,775)	(13,844)	(1,450)	(408,952)	—
Increase (decrease) in net assets	10,863	(9,135)	(1,201)	(343,522)	10
Net assets at beginning of year	344,393	80,908	24,414	3,206,025	256
Net assets at end of year	$355,256	$71,773	$23,213	$2,862,503	$266

Accumulation unit activity
Units outstanding at beginning of year	92,698	30,313	14,086	1,975,684	—
Units purchased	160	11	675	14,402	—
Units redeemed	(3,218)	(5,078)	(1,573)	(253,391)	—
Units outstanding at end of year	89,640	25,246	13,188	1,736,695	—
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 102

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Put VT Lg Cap Gro, Cl IA	Put VT Lg Cap Gro, Cl IB	Put VT Lg Cap Val, Cl IA	Put VT Lg Cap Val, Cl IB	Put VT Research, Cl IB
Operations
Investment income (loss) — net	$(7,540)	$(16,365)	$(3,595)	$(6,117)	$(440)
Net realized gain (loss) on sales of investments	17,831	40,264	52,215	115,580	3,842
Distributions from capital gains	23,706	49,278	124,899	136,507	312
Net change in unrealized appreciation (depreciation) of investments	121,708	239,745	275,850	237,137	6,913
Net increase (decrease) in net assets resulting from operations	155,705	312,922	449,369	483,107	10,627

Contract transactions
Contract purchase payments	—	18	180	290	—
Net transfers(1)	(9,490)	(5,336)	(21,241)	28,019	(2,872)
Adjustments to net assets allocated to contracts in payment period	(5,591)	—	(8,230)	(3,014)	—
Contract charges	(162)	(428)	(940)	(7,114)	(202)
Contract terminations:
Surrender benefits	(20,789)	(73,302)	(116,440)	(181,356)	(4,932)
Death benefits	(1,975)	(10,586)	(21,751)	(233,570)	—
Increase (decrease) from transactions	(38,007)	(89,634)	(168,422)	(396,745)	(8,006)
Increase (decrease) in net assets	117,698	223,288	280,947	86,362	2,621
Net assets at beginning of year	504,948	1,034,862	2,531,141	2,775,529	46,112
Net assets at end of year	$622,646	$1,258,150	$2,812,088	$2,861,891	$48,733

Accumulation unit activity
Units outstanding at beginning of year	172,217	362,377	1,336,595	1,482,717	9,318
Units purchased	—	5	84	18,108	—
Units redeemed	(9,787)	(27,329)	(72,577)	(199,669)	(1,512)
Units outstanding at end of year	162,430	335,053	1,264,102	1,301,156	7,806
See accompanying notes to financial statements.
 103 ■ RiverSource Variable Annuity Account

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Put VT Sm Cap Val, Cl IB	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro- Cap, Invest Cl	Royce Sm- Cap, Invest Cl
Operations
Investment income (loss) — net	$(3,485)	$(30,031)	$(33,778)	$(4,855)	$(881)
Net realized gain (loss) on sales of investments	111	97,427	280,808	(381)	5,259
Distributions from capital gains	27,370	18,436	20,067	22,568	10,731
Net change in unrealized appreciation (depreciation) of investments	28,019	468,860	318,408	18,422	(9,767)
Net increase (decrease) in net assets resulting from operations	52,015	554,692	585,505	35,754	5,342

Contract transactions
Contract purchase payments	—	744	645	—	96
Net transfers(1)	(211)	(9,087)	(41,203)	1,878	—
Adjustments to net assets allocated to contracts in payment period	—	7	(1,297)	—	—
Contract charges	(723)	(956)	(2,773)	(853)	(594)
Contract terminations:
Surrender benefits	(352,206)	(149,044)	(309,133)	(20,063)	(45,379)
Death benefits	—	(59,124)	(334,671)	—	—
Increase (decrease) from transactions	(353,140)	(217,460)	(688,432)	(19,038)	(45,877)
Increase (decrease) in net assets	(301,125)	337,232	(102,927)	16,716	(40,535)
Net assets at beginning of year	605,255	2,596,448	2,826,232	319,423	303,233
Net assets at end of year	$304,130	$2,933,680	$2,723,305	$336,139	$262,698

Accumulation unit activity
Units outstanding at beginning of year	201,284	287,645	599,027	58,560	45,543
Units purchased	390	71	1,696	358	14
Units redeemed	(101,067)	(20,464)	(125,594)	(4,051)	(6,950)
Units outstanding at end of year	100,607	267,252	475,129	54,867	38,607
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 104

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Temp Dev Mkts, Cl 2	Temp Foreign, Cl 2	Temp Global Bond, Cl 2	Temp Gro, Cl 2	Third Ave VST Third Ave Value
Operations
Investment income (loss) — net	$4,528	$26,424	$(97,567)	$(1,494)	$2,497
Net realized gain (loss) on sales of investments	(10,270)	18,105	(235,907)	5,079	3,042
Distributions from capital gains	1,336	—	—	558	18,395
Net change in unrealized appreciation (depreciation) of investments	13,613	(92,454)	(430,135)	5,641	(32,255)
Net increase (decrease) in net assets resulting from operations	9,207	(47,925)	(763,609)	9,784	(8,321)

Contract transactions
Contract purchase payments	80	9,678	18,936	200	6,565
Net transfers(1)	4	54,593	904,692	465	137
Adjustments to net assets allocated to contracts in payment period	—	—	(15,729)	—	—
Contract charges	(399)	(7,091)	(29,546)	(349)	(362)
Contract terminations:
Surrender benefits	(51,880)	(215,421)	(595,059)	(64,278)	(10,455)
Death benefits	(897)	(50,910)	(301,387)	(48,642)	—
Increase (decrease) from transactions	(53,092)	(209,151)	(18,093)	(112,604)	(4,115)
Increase (decrease) in net assets	(43,885)	(257,076)	(781,702)	(102,820)	(12,436)
Net assets at beginning of year	222,684	2,501,280	6,127,340	267,438	232,340
Net assets at end of year	$178,799	$2,244,204	$5,345,638	$164,618	$219,904

Accumulation unit activity
Units outstanding at beginning of year	82,105	1,379,371	3,832,196	156,007	55,552
Units purchased	29	37,631	633,957	234	1,591
Units redeemed	(19,856)	(140,401)	(624,532)	(64,930)	(2,578)
Units outstanding at end of year	62,278	1,276,601	3,841,621	91,311	54,565
See accompanying notes to financial statements.
 105 ■ RiverSource Variable Annuity Account

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Risk US, Cl 2
Operations
Investment income (loss) — net	$(108,601)	$(940,222)	$(159,882)	$(525,819)	$(322)
Net realized gain (loss) on sales of investments	1,115,863	7,024,411	360,261	1,451,380	934
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(76,656)	782,803	121,854	148,753	2,095
Net increase (decrease) in net assets resulting from operations	930,606	6,866,992	322,233	1,074,314	2,707

Contract transactions
Contract purchase payments	20	4,820	33,849	4,148	—
Net transfers(1)	(990,267)	(1,363,482)	940,283	795,137	(5)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(83,131)	(387,107)	(171,848)	(433,378)	(430)
Contract terminations:
Surrender benefits	(939,319)	(7,549,573)	(2,362,231)	(5,315,340)	(2,361)
Death benefits	—	(979,954)	(101,309)	(762,678)	—
Increase (decrease) from transactions	(2,012,697)	(10,275,296)	(1,661,256)	(5,712,111)	(2,796)
Increase (decrease) in net assets	(1,082,091)	(3,408,304)	(1,339,023)	(4,637,797)	(89)
Net assets at beginning of year	8,542,855	62,759,140	12,556,772	38,160,614	26,559
Net assets at end of year	$7,460,764	$59,350,836	$11,217,749	$33,522,817	$26,470

Accumulation unit activity
Units outstanding at beginning of year	3,639,004	27,355,335	9,868,648	30,355,683	19,938
Units purchased	—	99,604	886,747	753,846	—
Units redeemed	(782,628)	(4,260,567)	(2,196,357)	(5,245,875)	(1,972)
Units outstanding at end of year	2,856,376	23,194,372	8,559,038	25,863,654	17,966
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 106

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	VP Man Risk, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Conserv, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2
Operations
Investment income (loss) — net	$(3,814)	$(403,822)	$(159,258)	$(1,245,933)	$(2,427,893)
Net realized gain (loss) on sales of investments	8,621	1,063,051	205,607	5,159,315	8,970,382
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	18,330	670,465	225,027	4,478,818	5,491,102
Net increase (decrease) in net assets resulting from operations	23,137	1,329,694	271,376	8,392,200	12,033,591

Contract transactions
Contract purchase payments	—	8,636	—	—	15,504
Net transfers(1)	(4)	221,124	122,165	(729,453)	16,479
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(6,354)	(250,428)	(102,631)	(871,023)	(1,483,886)
Contract terminations:
Surrender benefits	(33,953)	(2,828,913)	(898,559)	(8,892,030)	(18,893,272)
Death benefits	—	(1,272,677)	(568,585)	(1,930,537)	(3,974,968)
Increase (decrease) from transactions	(40,311)	(4,122,258)	(1,447,610)	(12,423,043)	(24,320,143)
Increase (decrease) in net assets	(17,174)	(2,792,564)	(1,176,234)	(4,030,843)	(12,286,552)
Net assets at beginning of year	290,128	27,721,281	10,634,985	85,008,223	161,004,079
Net assets at end of year	$272,954	$24,928,717	$9,458,751	$80,977,380	$148,717,527

Accumulation unit activity
Units outstanding at beginning of year	248,910	23,720,316	9,887,397	61,932,986	126,248,689
Units purchased	—	277,066	202,248	47,896	343,792
Units redeemed	(32,158)	(3,705,630)	(1,527,150)	(8,504,415)	(18,358,938)
Units outstanding at end of year	216,752	20,291,752	8,562,495	53,476,467	108,233,543
See accompanying notes to financial statements.
 107 ■ RiverSource Variable Annuity Account

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Mod, Cl 2
Operations
Investment income (loss) — net	$(448,314)	$(2,202,916)	$(306,653)	$(869,713)	$(2,474,107)
Net realized gain (loss) on sales of investments	3,923,239	13,431,284	1,681,210	4,608,177	13,109,230
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(454,961)	1,488,664	(265,914)	(982,607)	2,826,614
Net increase (decrease) in net assets resulting from operations	3,019,964	12,717,032	1,108,643	2,755,857	13,461,737

Contract transactions
Contract purchase payments	105,104	245,141	93,271	164,437	173,519
Net transfers(1)	(2,083,915)	(2,827,487)	(24,430)	351,089	2,632,580
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	(6,387)
Contract charges	(227,610)	(919,876)	(356,441)	(677,760)	(2,875,766)
Contract terminations:
Surrender benefits	(3,922,209)	(14,431,231)	(3,028,187)	(6,853,397)	(20,113,895)
Death benefits	(395,333)	(2,605,891)	(760,850)	(2,966,667)	(3,376,322)
Increase (decrease) from transactions	(6,523,963)	(20,539,344)	(4,076,637)	(9,982,298)	(23,566,271)
Increase (decrease) in net assets	(3,503,999)	(7,822,312)	(2,967,994)	(7,226,441)	(10,104,534)
Net assets at beginning of year	33,939,071	143,921,641	23,826,093	60,596,250	191,308,639
Net assets at end of year	$30,435,072	$136,099,329	$20,858,099	$53,369,809	$181,204,105

Accumulation unit activity
Units outstanding at beginning of year	16,669,190	72,301,694	15,883,462	41,087,392	106,741,492
Units purchased	51,903	165,695	297,389	457,644	1,709,297
Units redeemed	(3,062,658)	(9,892,139)	(2,950,771)	(6,978,767)	(14,264,430)
Units outstanding at end of year	13,658,435	62,575,250	13,230,080	34,566,269	94,186,359
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 108

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	VP Mod, Cl 4	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 2	VP US Flex Gro, Cl 2
Operations
Investment income (loss) — net	$(8,625,412)	$(11,089)	$(143,523)	$(4,292)	$(46,710)
Net realized gain (loss) on sales of investments	55,200,078	149,287	808,333	10,389	101,316
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(5,575,404)	(5,383)	(145,015)	20,184	540,052
Net increase (decrease) in net assets resulting from operations	40,999,262	132,815	519,795	26,281	594,658

Contract transactions
Contract purchase payments	211,367	558	28,641	—	—
Net transfers(1)	1,566,758	(116,599)	83,359	(8)	379,481
Adjustments to net assets allocated to contracts in payment period	(34,717)	—	—	—	—
Contract charges	(6,673,287)	(5,544)	(42,132)	(7,837)	(59,298)
Contract terminations:
Surrender benefits	(74,512,339)	(69,348)	(833,133)	(44,212)	(283,925)
Death benefits	(19,026,378)	(12,822)	(409,210)	—	—
Increase (decrease) from transactions	(98,468,596)	(203,755)	(1,172,475)	(52,057)	36,258
Increase (decrease) in net assets	(57,469,334)	(70,940)	(652,680)	(25,776)	630,916
Net assets at beginning of year	605,340,529	696,858	8,767,533	353,972	3,655,721
Net assets at end of year	$547,871,195	$625,918	$8,114,853	$328,196	$4,286,637

Accumulation unit activity
Units outstanding at beginning of year	345,071,288	277,081	2,889,351	291,275	2,436,929
Units purchased	1,584,844	178	51,361	—	235,691
Units redeemed	(55,490,450)	(72,510)	(404,272)	(41,392)	(208,089)
Units outstanding at end of year	291,165,682	204,749	2,536,440	249,883	2,464,531
See accompanying notes to financial statements.
 109 ■ RiverSource Variable Annuity Account

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	VP US Flex Mod Gro, Cl 2
Operations
Investment income (loss) — net	$(27,171)
Net realized gain (loss) on sales of investments	67,260
Distributions from capital gains	—
Net change in unrealized appreciation (depreciation) of investments	218,007
Net increase (decrease) in net assets resulting from operations	258,096

Contract transactions
Contract purchase payments	—
Net transfers(1)	418,643
Adjustments to net assets allocated to contracts in payment period	—
Contract charges	(48,489)
Contract terminations:
Surrender benefits	(278,804)
Death benefits	(15,895)
Increase (decrease) from transactions	75,455
Increase (decrease) in net assets	333,551
Net assets at beginning of year	2,138,699
Net assets at end of year	$2,472,250

Accumulation unit activity
Units outstanding at beginning of year	1,571,864
Units purchased	284,346
Units redeemed	(235,204)
Units outstanding at end of year	1,621,006

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.
See accompanying notes to financial statements.
RiverSource Variable Annuity Account ■ 110

Notes to Financial Statements
1.
ORGANIZATION
RiverSource Variable Annuity Account (the Account) was established under Indiana law as a segregated asset account of RiverSource Life Insurance Company (RiverSource Life). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the Indiana Department of Insurance.
The Account is used as a funding vehicle for individual variable annuity contracts issued by RiverSource Life. The following is a list of each variable annuity product funded through the Account.
Evergreen Essential Variable Annuity (EG Essential)
Evergreen New Solutions Variable Annuity (EG New Solutions)
Evergreen New Solutions Select Variable Annuity (EG New Solutions Select)
Evergreen Pathways Variable Annuity (EG Pathways)
Evergreen Pathways Select Variable Annuity (EG Pathways Select)
Evergreen Privilege Variable Annuity (EG Privilege)
RiverSource® AccessChoice Select Variable Annuity (AccessChoice Select)
RiverSource® Builder Select Variable Annuity (Builder Select)
RiverSource® Endeavor Select Variable Annuity (Endeavor Select)
RiverSource® FlexChoice Variable Annuity (FlexChoice)
RiverSource® FlexChoice Select Variable Annuity (FlexChoice Select)
RiverSource® Galaxy Premier Variable Annuity (Galaxy)
RiverSource® Innovations Variable Annuity (Innovations)
RiverSource® Innovations Select Variable Annuity (Innovations Select)
RiverSource® Innovations Classic Variable Annuity (Innovations Classic)
RiverSource® Innovations Classic Select Variable Annuity (Innovations Classic Select)
RiverSource® New Solutions Variable Annuity (New Solutions)
RiverSource® Personal Portfolio Variable Annuity (Personal Portfolio)*
RiverSource® Personal Portfolio Plus Variable Annuity (Personal Portfolio Plus)*
RiverSource® Personal Portfolio Plus[2] Variable Annuity (Personal Portfolio Plus2)*
RiverSource® Pinnacle Variable Annuity (Pinnacle)
RiverSource® Platinum Variable Annuity (Platinum)*
RiverSource® Preferred Variable Annuity (Preferred)*
RiverSource® Signature Variable Annuity (Signature)
RiverSource® Signature Select Variable Annuity (Signature Select)
RiverSource® Signature One Variable Annuity (Signature One)
RiverSource® Signature One Select Variable Annuity (Signature One Select)
Wells Fargo Advantage Variable Annuity (Wells Advantage)
Wells Fargo Advantage Select Variable Annuity (Wells Advantage Select)
Wells Fargo Advantage Builder Variable Annuity (Wells Builder)
Wells Fargo Advantage Choice Variable Annuity (Wells Choice)
Wells Fargo Advantage Choice Select Variable Annuity (Wells Choice Select)

* New contracts are no longer being issued for this product. As a result, an annual contract prospectus and statement of additional information are no longer distributed. An annual report for this product is distributed to all current contract holders.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding division name are provided below. Each division is comprised of subaccounts. Individual variable annuity accounts invest in subaccounts. For each division, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2025, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below.
Division	Fund
AB VPS Bal Hedged Alloc, Cl B	AB VPS Balanced Hedged Allocation Portfolio (Class B)
AB VPS Intl Val, Cl B	AB VPS International Value Portfolio (Class B)
AB VPS Lg Cap Gro, Cl B	AB VPS Large Cap Growth Portfolio (Class B)
 111 ■ RiverSource Variable Annuity Account

Division	Fund
AB VPS Relative Val, Cl B	AB VPS Relative Value Portfolio (Class B)
AB VPS Sus Gbl Thematic, Cl B	AB VPS Sustainable Global Thematic Portfolio (Class B)
Allspg VT Dis All Cap Gro, Cl 1	Allspring VT Discovery All Cap Growth Fund – Class 1
Allspg VT Dis All Cap Gro, Cl 2	Allspring VT Discovery All Cap Growth Fund – Class 2
Allspg VT Index Asset Alloc, Cl 2	Allspring VT Index Asset Allocation Fund – Class 2
Allspg VT Opp, Cl 1	Allspring VT Opportunity Fund – Class 1
Allspg VT Opp, Cl 2	Allspring VT Opportunity Fund – Class 2
Allspg VT Sm Cap Gro, Cl 2	Allspring VT Small Cap Growth Fund – Class 2
BNY Mellon IP MidCap Stock, Serv	BNY Mellon Investment Portfolios, MidCap Stock Portfolio - Service Shares
BNY Mellon IP Tech Gro, Serv	BNY Mellon Investment Portfolios, Technology Growth Portfolio - Service Shares
BNY Mellon Sus US Eq, Init	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares
BNY Mellon VIF Appr, Serv	BNY Mellon Variable Investment Fund, Appreciation Portfolio - Service Shares
CB Var Sm Cap Gro, Cl I	ClearBridge Variable Small Cap Growth Portfolio – Class I
Col VP Acorn	Columbia Variable Portfolio – Acorn Fund (previously Wanger Acorn)
Col VP Acorn Intl	Columbia Variable Portfolio – Acorn International Fund (previously Wanger International)
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Disciplined Core, Cl 3	Columbia Variable Portfolio – Disciplined Core Fund (Class 3)
Col VP Divd Opp, Cl 3	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)
Col VP Emer Mkts, Cl 3	Columbia Variable Portfolio – Emerging Markets Fund (Class 3)
Col VP Govt Money Mkt, Cl 1	Columbia Variable Portfolio – Government Money Market Fund (Class 1)
Col VP Govt Money Mkt, Cl 3	Columbia Variable Portfolio – Government Money Market Fund (Class 3)
Col VP Hi Yield Bond, Cl 3	Columbia Variable Portfolio – High Yield Bond Fund (Class 3)
Col VP Inc Opp, Cl 1	Columbia Variable Portfolio – Income Opportunities Fund (Class 1)
Col VP Inc Opp, Cl 3	Columbia Variable Portfolio – Income Opportunities Fund (Class 3)
Col VP Inter Bond, Cl 3	Columbia Variable Portfolio – Intermediate Bond Fund (Class 3)
Col VP Lg Cap Gro, Cl 1	Columbia Variable Portfolio – Large Cap Growth Fund (Class 1) (renamed to Columbia Variable Portfolio – Cornerstone Growth Fund (Class 1) sometime during the second quarter of 2026)
Col VP Lg Cap Gro, Cl 3	Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (renamed to Columbia Variable Portfolio – Cornerstone Growth Fund (Class 3) sometime during the second quarter of 2026)
Col VP Lg Cap Index, Cl 3	Columbia Variable Portfolio – Large Cap Index Fund (Class 3)
Col VP Overseas Core, Cl 3	Columbia Variable Portfolio – Overseas Core Fund (Class 3)
Col VP Select Lg Cap Val, Cl 3	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 3)
Col VP Select Mid Cap Gro, Cl 3	Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 3)
Col VP Select Mid Cap Val, Cl 3	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 3)
Col VP Select Sm Cap Val, Cl 3	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 3)
Col VP Sm Cap Val, Cl 2	Columbia Variable Portfolio – Small Cap Value Fund (Class 2) (renamed to Columbia Variable Portfolio – Small Cap Value Discovery Fund (Class 2) sometime during the second quarter of 2026)
Col VP Sm Co Gro, Cl 1	Columbia Variable Portfolio – Small Company Growth Fund (Class 1)
Col VP US Govt Mtge, Cl 1	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 1)
Col VP US Govt Mtge, Cl 3	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)
CS Commodity Return, Cl 1	Credit Suisse Trust – Commodity Return Strategy Portfolio, Class 1 (renamed Cantor Fitzgerald Commodity Return Strategy Portfolio, Class 1 sometime during the second quarter of 2026)
CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 3) (renamed CTIVP® – BlackRock Global Inflation-Linked Securities Fund (Class 3) sometime during the second quarter of 2026)
CTIVP Prin Lg Cap Gro, Cl 1	CTIVP® – Principal Large Cap Growth Fund (Class 1) (previously CTIVP® – Principal Blue Chip Growth Fund (Class 1))
CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP® – Victory Sycamore Established Value Fund (Class 3)
EV VT Floating-Rate Inc, Init Cl	Eaton Vance VT Floating-Rate Income Fund – Initial Class
Fid VIP Bal, Serv Cl	Fidelity® VIP Balanced Portfolio Service Class
Fid VIP Bal, Serv Cl 2	Fidelity® VIP Balanced Portfolio Service Class 2
Fid VIP Contrafund, Serv Cl	Fidelity® VIP ContrafundSM Portfolio Service Class
Fid VIP Contrafund, Serv Cl 2	Fidelity® VIP ContrafundSM Portfolio Service Class 2
Fid VIP Dyn Appr, Serv Cl 2	Fidelity® VIP Dynamic Capital Appreciation Portfolio Service Class 2
Fid VIP Gro & Inc, Serv Cl	Fidelity® VIP Growth & Income Portfolio Service Class
Fid VIP Gro & Inc, Serv Cl 2	Fidelity® VIP Growth & Income Portfolio Service Class 2
Fid VIP Gro, Serv Cl	Fidelity® VIP Growth Portfolio Service Class
Fid VIP Gro, Serv Cl 2	Fidelity® VIP Growth Portfolio Service Class 2
Fid VIP Hi Inc, Serv Cl	Fidelity® VIP High Income Portfolio Service Class
Fid VIP Hi Inc, Serv Cl 2	Fidelity® VIP High Income Portfolio Service Class 2
RiverSource Variable Annuity Account ■ 112

Division	Fund
Fid VIP Invest Gr, Serv Cl 2	Fidelity® VIP Investment Grade Bond Portfolio Service Class 2
Fid VIP Mid Cap, Serv Cl	Fidelity® VIP Mid Cap Portfolio Service Class
Fid VIP Mid Cap, Serv Cl 2	Fidelity® VIP Mid Cap Portfolio Service Class 2
Fid VIP Overseas, Serv Cl	Fidelity® VIP Overseas Portfolio Service Class
Fid VIP Overseas, Serv Cl 2	Fidelity® VIP Overseas Portfolio Service Class 2
Frank Global Real Est, Cl 2	Franklin Global Real Estate VIP Fund – Class 2
Frank Inc, Cl 2	Franklin Income VIP Fund – Class 2
Frank Mutual Shares, Cl 2	Franklin Mutual Shares VIP Fund – Class 2
Frank Rising Divd, Cl 2	Franklin Rising Dividends VIP Fund – Class 2
Frank Sm Cap Val, Cl 2	Franklin Small Cap Value VIP Fund – Class 2
Frank Sm Mid Cap Gro, Cl 2	Franklin Small-Mid Cap Growth VIP Fund – Class 2
GS VIT Intl Eq Insights, Inst	Goldman Sachs VIT International Equity Insights Fund – Institutional Shares
GS VIT Mid Cap Val, Inst	Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares
GS VIT Strategic Gro, Inst	Goldman Sachs VIT Strategic Growth Fund – Institutional Shares
GS VIT U.S. Eq Insights, Inst	Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares
Invesco VI Am Fran, Ser I	Invesco V.I. American Franchise Fund, Series I Shares
Invesco VI Am Fran, Ser II	Invesco V.I. American Franchise Fund, Series II Shares
Invesco VI American Value, Ser II	Invesco V.I. American Value Fund, Series II Shares
Invesco VI Comstock, Ser II	Invesco V.I. Comstock Fund, Series II Shares
Invesco VI Core Eq, Ser I	Invesco V.I. Core Equity Fund, Series I Shares
Invesco VI Core Eq, Ser II	Invesco V.I. Core Equity Fund, Series II Shares
Invesco VI Dis Lg Cap, Ser I	Invesco V.I. Discovery Large Cap Fund, Series I Shares (previously Invesco V.I. Capital Appreciation Fund, Series I Shares)
Invesco VI Dis Lg Cap, Ser II	Invesco V.I. Discovery Large Cap Fund, Series II Shares (previously Invesco V.I. Capital Appreciation Fund, Series II Shares)
Invesco VI Dis Mid Cap Gro, Ser I	Invesco V.I. Discovery Mid Cap Growth Fund, Series I Shares
Invesco VI Dis Mid Cap Gro, Ser II	Invesco V.I. Discovery Mid Cap Growth Fund, Series II Shares
Invesco VI EQV Intl Eq, Ser I	Invesco V.I. EQV International Equity Fund, Series I Shares
Invesco VI EQV Intl Eq, Ser II	Invesco V.I. EQV International Equity Fund, Series II Shares
Invesco VI Gbl Strat Inc, Ser I	Invesco V.I. Global Strategic Income Fund, Series I Shares
Invesco VI Gbl Strat Inc, Ser II	Invesco V.I. Global Strategic Income Fund, Series II Shares
Invesco VI Global, Ser I	Invesco V.I. Global Fund, Series I Shares
Invesco VI Global, Ser II	Invesco V.I. Global Fund, Series II Shares
Invesco VI Gro & Inc, Ser II	Invesco V.I. Growth and Income Fund, Series II Shares
Invesco VI Hlth, Ser II	Invesco V.I. Health Care Fund, Series II Shares
Invesco VI Main St, Ser I	Invesco V.I. Main Street Fund®, Series I Shares
Invesco VI Mn St Mid Cap, Ser II	Invesco V.I. Main Street Mid Cap Fund®, Series II Shares
Invesco VI Mn St Sm Cap, Ser II	Invesco V.I. Main Street Small Cap Fund®, Series II Shares
Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Global Technology and Innovation Portfolio: Service Shares
Janus Henderson VIT Bal, Inst	Janus Henderson VIT Balanced Portfolio: Institutional Shares
Janus Henderson VIT Enter, Serv	Janus Henderson VIT Enterprise Portfolio: Service Shares
Janus Henderson VIT Gbl Res, Inst	Janus Henderson VIT Global Research Portfolio: Institutional Shares
Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Overseas Portfolio: Service Shares
Janus Henderson VIT Res, Serv	Janus Henderson VIT Research Portfolio: Service Shares
Lazard Retire Intl Eq, Serv	Lazard Retirement International Equity Portfolio – Service Shares
LVIP AC Disc Core Val, Std Cl II	LVIP American Century Disciplined Core Value Fund, Standard Class II(1) (renamed LVIP Avantis Large Cap Value Fund, Standard Class II sometime during the second quarter of 2026)
LVIP AC Inflation Prot, Serv Cl	LVIP American Century Inflation Protection Fund, Service Class(2)
LVIP AC Intl, Serv Cl	LVIP American Century International Fund, Service Class(3)
LVIP AC Mid Cap Val, Serv Cl	LVIP American Century Mid Cap Value Fund, Service Class(4)
LVIP AC Ultra, Serv Cl	LVIP American Century Ultra® Fund, Service Class(5)
LVIP AC Val, Serv Cl	LVIP American Century Value Fund, Service Class(6)
LVIP AC Val, Std Cl II	LVIP American Century Value Fund, Standard Class II(7)
LVIP Baron Gro Opp, Serv Cl	LVIP Baron Growth Opportunities Fund – Service Class
LVIP JPM US Eq, Std Cl	LVIP JPMorgan U.S. Equity Fund – Standard Class
MFS Inv Trust, Init Cl	MFS® Investors Trust Series – Initial Class
MFS Inv Trust, Serv Cl	MFS® Investors Trust Series – Service Class
MFS Mass Inv Gro Stock, Serv Cl	MFS® Massachusetts Investors Growth Stock Portfolio – Service Class
MFS New Dis, Init Cl	MFS® New Discovery Series – Initial Class
MFS New Dis, Serv Cl	MFS® New Discovery Series – Service Class
 113 ■ RiverSource Variable Annuity Account

Division	Fund
MFS Research, Init Cl	MFS® Research Series – Initial Class
MFS Total Return, Init Cl	MFS® Total Return Series – Initial Class
MFS Total Return, Serv Cl	MFS® Total Return Series – Service Class
MFS Utilities, Init Cl	MFS® Utilities Series – Initial Class
MFS Utilities, Serv Cl	MFS® Utilities Series – Service Class
MS VIF Dis, Cl II	Morgan Stanley VIF Discovery Portfolio, Class II Shares
PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset Portfolio, Advisor Class
Put VT Div Inc, Cl IA	Putnam VT Diversified Income Fund – Class IA Shares
Put VT Div Inc, Cl IB	Putnam VT Diversified Income Fund – Class IB Shares
Put VT Emerg Mkts Eq, Cl IB	Putnam VT Emerging Markets Equity Fund – Class IB Shares
Put VT Focused Intl Eq, Cl IA	Putnam VT Focused International Equity Fund – Class IA Shares
Put VT Global Hlth Care, Cl IB	Putnam VT Global Health Care Fund – Class IB Shares
Put VT Hi Yield, Cl IA	Putnam VT High Yield Fund – Class IA Shares
Put VT Hi Yield, Cl IB	Putnam VT High Yield Fund – Class IB Shares
Put VT Inc, Cl IB	Putnam VT Income Fund – Class IB Shares
Put VT Intl Eq, Cl IB	Putnam VT International Equity Fund – Class IB Shares
Put VT Intl Val, Cl IB	Putnam VT International Value Fund – Class IB Shares
Put VT Lg Cap Gro, Cl IA	Putnam VT Large Cap Growth Fund – Class IA Shares
Put VT Lg Cap Gro, Cl IB	Putnam VT Large Cap Growth Fund – Class IB Shares
Put VT Lg Cap Val, Cl IA	Putnam VT Large Cap Value Fund – Class IA Shares
Put VT Lg Cap Val, Cl IB	Putnam VT Large Cap Value Fund – Class IB Shares
Put VT Research, Cl IB	Putnam VT Research Fund – Class IB Shares (renamed Putnam VT U.S. Research Fund – Class IB Shares sometime during the second quarter of 2026)
Put VT Sm Cap Val, Cl IB	Putnam VT Small Cap Value Fund – Class IB Shares
Put VT Sus Leaders, Cl IA	Putnam VT Sustainable Leaders Fund – Class IA Shares
Put VT Sus Leaders, Cl IB	Putnam VT Sustainable Leaders Fund – Class IB Shares
Royce Micro-Cap, Invest Cl	Royce Capital Fund – Micro-Cap Portfolio, Investment Class
Royce Sm-Cap, Invest Cl	Royce Capital Fund – Small-Cap Portfolio, Investment Class
Temp Dev Mkts, Cl 2	Templeton Developing Markets VIP Fund – Class 2 (renamed Templeton Emerging Markets VIP Fund – Class 2 sometime during the second quarter of 2026)
Temp Foreign, Cl 2	Templeton Foreign VIP Fund – Class 2
Temp Global Bond, Cl 2	Templeton Global Bond VIP Fund – Class 2
Temp Gro, Cl 2	Templeton Growth VIP Fund – Class 2
Third Ave VST Third Ave Value	Third Avenue VST Third Avenue Value Portfolio
VP Aggr, Cl 2	Variable Portfolio – Aggressive Portfolio (Class 2)
VP Aggr, Cl 4	Variable Portfolio – Aggressive Portfolio (Class 4)
VP Conserv, Cl 2	Variable Portfolio – Conservative Portfolio (Class 2)
VP Conserv, Cl 4	Variable Portfolio – Conservative Portfolio (Class 4)
VP Man Risk US, Cl 2	Variable Portfolio – Managed Risk U.S. Fund (Class 2)
VP Man Risk, Cl 2	Variable Portfolio – Managed Risk Fund (Class 2)
VP Man Vol Conserv Gro, Cl 2	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
VP Man Vol Conserv, Cl 2	Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
VP Man Vol Gro, Cl 2	Variable Portfolio – Managed Volatility Growth Fund (Class 2)
VP Man Vol Mod Gro, Cl 2	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
VP Mod Aggr, Cl 2	Variable Portfolio – Moderately Aggressive Portfolio (Class 2)
VP Mod Aggr, Cl 4	Variable Portfolio – Moderately Aggressive Portfolio (Class 4)
VP Mod Conserv, Cl 2	Variable Portfolio – Moderately Conservative Portfolio (Class 2)
VP Mod Conserv, Cl 4	Variable Portfolio – Moderately Conservative Portfolio (Class 4)
VP Mod, Cl 2	Variable Portfolio – Moderate Portfolio (Class 2)
VP Mod, Cl 4	Variable Portfolio – Moderate Portfolio (Class 4)
VP Ptnrs Core Eq, Cl 3	Variable Portfolio – Partners Core Equity Fund (Class 3)
VP Ptnrs Sm Cap Val, Cl 3	Variable Portfolio – Partners Small Cap Value Fund (Class 3)
VP US Flex Conserv Gro, Cl 2	Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2)
VP US Flex Gro, Cl 2	Variable Portfolio – U.S. Flexible Growth Fund (Class 2)
VP US Flex Mod Gro, Cl 2	Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2)

(1)	American Century VP Disciplined Core Value, Class I reorganized into LVIP American Century Disciplined Core Value Fund, Standard Class II on April 26, 2024.
(2)	American Century VP Inflation Protection, Class II reorganized into LVIP American Century Inflation Protection Fund, Service Class on April 26, 2024.
(3)	American Century VP International, Class II reorganized into LVIP American Century International Fund, Service Class on April 26, 2024.
(4)	American Century VP Mid Cap Value, Class II reorganized into LVIP American Century Mid Cap Value Fund, Service Class on April 26, 2024.
(5)	American Century VP Ultra®, Class II reorganized into LVIP American Century Ultra® Fund, Service Class on April 26, 2024.
RiverSource Variable Annuity Account ■ 114

(6)	American Century VP Value, Class II reorganized into LVIP American Century Value Fund, Service Class on April 26, 2024.
(7)	American Century VP Value, Class I reorganized into LVIP American Century Value Fund, Standard Class II on April 26, 2024.
The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life.
RiverSource Life serves as issuer of the contracts.
2.
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Investments in the Funds
Investment transactions are accounted for on the trade date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.
Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division's share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.
The Account categorizes its fair value measurements according to a three-level hierarchy. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the fair value measurement. The three levels of the fair value hierarchy are defined as follows:
Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.
Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.
Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.
The Funds in the Account have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy. There were no transfers between levels in the period ended December 31, 2025.
Variable Payout
Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 3.5% or 5% based on the annuitant’s election, or as regulated by the laws of the respective states. The mortality risk is fully borne by RiverSource Life and may result in additional amounts being transferred into the variable annuity account by RiverSource Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.
Federal Income Taxes
RiverSource Life is taxed as a life insurance company. The Account is treated as part of RiverSource Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.
Subsequent Events
Management has evaluated Account related events and transactions that occurred through the date the financial statements were issued. Management noted there were no items requiring adjustments or additional disclosures in the Account’s financial statements.
Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.
Segment Reporting
Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures enables investors to better understand an entity’s overall performance and to assess its potential future cash flows through
 115 ■ RiverSource Variable Annuity Account

improved segment disclosures. The Chairman and President of RiverSource Life Insurance Company acts as the Account’s chief operating decision maker (“CODM”) in assessing performance and making decisions about resource allocation. The CODM has determined that the Account has a single operating segment because the CODM monitors net income, investment performance and overall operating results of the Account as a whole in making decisions about resource allocation. The financial information provided to and reviewed by the CODM is consistent with that presented within the Account’s financial statements.
3.
VARIABLE ACCOUNT EXPENSES
RiverSource Life deducts a daily mortality and expense risk fee and a daily administrative charge equal, on an annual basis, to the following percent of the average daily net assets of each subaccount.
Product	Mortality and expense risk fee	Administrative charge
EG Essential	0.85% to 1.70% (depending on the contract and death benefit option selected)	0.15%
EG New Solutions	0.85% to 1.70% (depending on the contract and death benefit option selected)	0.15%
EG New Solutions Select	1.00% to 1.75% (depending on the contract and death benefit option selected)	0.15%
EG Pathways	1.25% to 1.65% (depending on the contract and death benefit option selected)	0.15%
EG Pathways Select	1.55% to 2.05% (depending on the contract and death benefit option selected)	0.15%
EG Privilege	1.25% to 1.65% (depending on the contract and death benefit option selected)	0.15%
AccessChoice Select	1.55% to 2.05% (depending on the contract and death benefit option selected)	0.15%
Builder Select	1.25% to 1.95% (depending on the contract and death benefit option selected)	0.15%
Endeavor Select	0.90% to 1.75% (depending on the contract and death benefit option selected)	0.15%
FlexChoice	1.25% to 1.65% (depending on the contract and death benefit option selected)	0.15%
FlexChoice Select	1.55% to 2.10% (depending on the contract and death benefit option selected)	0.15%
Galaxy	1.00% to 1.10% (depending on the contract and death benefit option selected)	0.15%
Innovations	0.85% to 1.70% (depending on the contract and death benefit option selected)	0.15%
Innovations Select	0.85% to 1.85% (depending on the contract and death benefit option selected)	0.15%
Innovations Classic	0.85% to 1.70% (depending on the contract and death benefit option selected)	0.15%
Innovations Classic Select	0.90% to 1.75% (depending on the contract and death benefit option selected)	0.15%
New Solutions	0.85% to 1.20% (depending on the contract and death benefit option selected)	0.15%
Personal Portfolio	1.25%	0.15%
Personal Portfolio Plus	1.25%	0.15%
Personal Portfolio Plus[2]	1.25%	0.15%
Pinnacle	1.00% to 1.10% (depending on the contract and death benefit option selected)	0.15%
Platinum	1.25%	0.15%
Preferred	1.25%	0.15%
Signature	1.25%	0.15%
Signature Select	1.30% to 1.75% (depending on the contract and death benefit option selected)	0.15%
Signature One	1.35% to 1.45% (depending on the contract and death benefit option selected)	0.15%
Signature One Select	1.30% to 2.05% (depending on the contract and death benefit option selected)	0.15%
Wells Advantage	1.05% to 1.50% (depending on the contract and death benefit option selected)	0.15%
Wells Advantage Select	0.90% to 1.75% (depending on the contract and death benefit option selected)	0.15%
RiverSource Variable Annuity Account ■ 116

Product	Mortality and expense risk fee	Administrative charge
Wells Builder	1.10% to 1.55% (depending on the contract and death benefit option selected)	0.15%
Wells Choice	1.25% to 1.65% (depending on the contract and death benefit option selected)	0.15%
Wells Choice Select	1.55% to 2.05% (depending on the contract and death benefit option selected)	0.15%
4.
CONTRACT CHARGES
RiverSource Life deducts a contract administrative charge of $50 per year on the contract anniversary depending upon the product selected. This charge reimburses RiverSource Life for expenses incurred in establishing and maintaining the annuity records. Certain products may waive this charge based upon the underlying contract value.
Optional riders are available on certain products and if selected, the related fees are deducted annually from the contract value on the contract anniversary.
5.
WITHDRAWAL CHARGES
RiverSource Life may assess a withdrawal charge to help it recover certain expenses related to the sale of the annuity. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from contract withdrawal benefits paid by RiverSource Life. Charges by RiverSource Life for withdrawals are not identified on an individual division basis.
6.
RELATED PARTY TRANSACTIONS
RiverSource Life is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).
The following table reflects fees paid by certain affiliated funds to Ameriprise Financial and its affiliates.
Fee Agreement:	Fees Paid To:
Management Agreement	Columbia Management Investment Advisers, LLC
Shareholder Services Agreement	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution	Columbia Management Investment Distributors, Inc.
Investment Advisory Agreement*	Columbia Wanger Asset Management, LLC
Administrative Services Agreement*	Columbia Wanger Asset Management, LLC

*
Prior to April 1, 2025, Columbia Wanger Asset Management, LLC (CWAM) furnished investment advisory services to funds in the Columbia Acorn Trust (CAT) and the Columbia
Funds Variable Series Trust (CFVST) (formerly known as Wanger Advisors Trust) under an investment advisory agreement (the Advisory Agreement) and provided administrative services to such funds under a separate administrative services agreement (the Administration Services Agreement). Effective April 1, 2025, CAT and CFVST, on behalf of these funds, entered into a new management services agreement (the Management Agreement) that combined the management services fee that was previously paid under the
Advisory Agreement with the administrative services fee that was previously paid under the Administration Services Agreement. Pursuant to a Novation of Management
Agreement effective July 7, 2025, Columbia Management Investment Advisors, LLC (CMIA) replaced CWAM, a wholly owned subsidiary of CMIA as a party to the Management
Agreement.

7.
INVESTMENT TRANSACTIONS
The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended December 31, 2025 were as follows:

Division	Purchases
AB VPS Bal Hedged Alloc, Cl B	$17,144
AB VPS Intl Val, Cl B	276,313
AB VPS Lg Cap Gro, Cl B	224,509
AB VPS Relative Val, Cl B	440,776
AB VPS Sus Gbl Thematic, Cl B	125,422
Allspg VT Dis All Cap Gro, Cl 1	125,996
Allspg VT Dis All Cap Gro, Cl 2	5,826,495
Allspg VT Index Asset Alloc, Cl 2	672,514
Allspg VT Opp, Cl 1	64,020
Allspg VT Opp, Cl 2	480,942
Allspg VT Sm Cap Gro, Cl 2	267,398
BNY Mellon IP MidCap Stock, Serv	10,719
BNY Mellon IP Tech Gro, Serv	1,365,354
BNY Mellon Sus US Eq, Init	37,154
BNY Mellon VIF Appr, Serv	20,514
CB Var Sm Cap Gro, Cl I	7,796
Col VP Acorn	477,788
Col VP Acorn Intl	539,619
Division	Purchases
Col VP Bal, Cl 3	$2,326
Col VP Disciplined Core, Cl 3	319,577
Col VP Divd Opp, Cl 3	412,818
Col VP Emer Mkts, Cl 3	109,394
Col VP Govt Money Mkt, Cl 1	4,550
Col VP Govt Money Mkt, Cl 3	2,571,546
Col VP Hi Yield Bond, Cl 3	322,568
Col VP Inc Opp, Cl 1	5,432
Col VP Inc Opp, Cl 3	176,044
Col VP Inter Bond, Cl 3	427,806
Col VP Lg Cap Gro, Cl 1	—
Col VP Lg Cap Gro, Cl 3	4,521
Col VP Lg Cap Index, Cl 3	53,295
Col VP Overseas Core, Cl 3	9,944
Col VP Select Lg Cap Val, Cl 3	20
Col VP Select Mid Cap Gro, Cl 3	47,221
Col VP Select Mid Cap Val, Cl 3	1
Col VP Select Sm Cap Val, Cl 3	4,121
 117 ■ RiverSource Variable Annuity Account

Division	Purchases
Col VP Sm Cap Val, Cl 2	$157,314
Col VP Sm Co Gro, Cl 1	3,101
Col VP US Govt Mtge, Cl 1	3,643
Col VP US Govt Mtge, Cl 3	185,574
CS Commodity Return, Cl 1	615
CTIVP BR Gl Infl Prot Sec, Cl 3	111,559
CTIVP Prin Lg Cap Gro, Cl 1	21,865
CTIVP Vty Sycamore Estb Val, Cl 3	23
EV VT Floating-Rate Inc, Init Cl	38,667
Fid VIP Bal, Serv Cl	16,324
Fid VIP Bal, Serv Cl 2	13,151
Fid VIP Contrafund, Serv Cl	597,096
Fid VIP Contrafund, Serv Cl 2	6,036,139
Fid VIP Dyn Appr, Serv Cl 2	173,760
Fid VIP Gro & Inc, Serv Cl	122,296
Fid VIP Gro & Inc, Serv Cl 2	8,434
Fid VIP Gro, Serv Cl	6,932
Fid VIP Gro, Serv Cl 2	476,157
Fid VIP Hi Inc, Serv Cl	27,618
Fid VIP Hi Inc, Serv Cl 2	26,236
Fid VIP Invest Gr, Serv Cl 2	580,513
Fid VIP Mid Cap, Serv Cl	547,234
Fid VIP Mid Cap, Serv Cl 2	1,683,278
Fid VIP Overseas, Serv Cl	4,517
Fid VIP Overseas, Serv Cl 2	530,406
Frank Global Real Est, Cl 2	35,836
Frank Inc, Cl 2	248,596
Frank Mutual Shares, Cl 2	2,136,476
Frank Rising Divd, Cl 2	22,349
Frank Sm Cap Val, Cl 2	309,366
Frank Sm Mid Cap Gro, Cl 2	388,543
GS VIT Intl Eq Insights, Inst	866
GS VIT Mid Cap Val, Inst	1,370,667
GS VIT Strategic Gro, Inst	36,649
GS VIT U.S. Eq Insights, Inst	198,431
Invesco VI Am Fran, Ser I	300,380
Invesco VI Am Fran, Ser II	104,512
Invesco VI American Value, Ser II	991,738
Invesco VI Comstock, Ser II	3,129,135
Invesco VI Core Eq, Ser I	436,510
Invesco VI Core Eq, Ser II	4,170
Invesco VI Dis Lg Cap, Ser I	125,183
Invesco VI Dis Lg Cap, Ser II	1,486,172
Invesco VI Dis Mid Cap Gro, Ser I	5,069
Invesco VI Dis Mid Cap Gro, Ser II	40,488
Invesco VI EQV Intl Eq, Ser I	42,891
Invesco VI EQV Intl Eq, Ser II	46,926
Invesco VI Gbl Strat Inc, Ser I	3,478
Invesco VI Gbl Strat Inc, Ser II	1,039,425
Invesco VI Global, Ser I	199
Invesco VI Global, Ser II	388,679
Invesco VI Gro & Inc, Ser II	35,176
Invesco VI Hlth, Ser II	2,085
Invesco VI Main St, Ser I	2,350
Invesco VI Mn St Mid Cap, Ser II	93,204
Invesco VI Mn St Sm Cap, Ser II	204,368
Janus Hend VIT Gbl Tech Innov, Srv	30,187
Janus Henderson VIT Bal, Inst	68,302
Janus Henderson VIT Enter, Serv	59,833
Janus Henderson VIT Gbl Res, Inst	86,629
Division	Purchases
Janus Henderson VIT Overseas, Serv	$5,421
Janus Henderson VIT Res, Serv	137,107
Lazard Retire Intl Eq, Serv	1,587
LVIP AC Disc Core Val, Std Cl II	2,696
LVIP AC Inflation Prot, Serv Cl	1,832,475
LVIP AC Intl, Serv Cl	35
LVIP AC Mid Cap Val, Serv Cl	8,483
LVIP AC Ultra, Serv Cl	826,828
LVIP AC Val, Serv Cl	38,070
LVIP AC Val, Std Cl II	25,339
LVIP Baron Gro Opp, Serv Cl	4,681
LVIP JPM US Eq, Std Cl	10,314
MFS Inv Trust, Init Cl	343,095
MFS Inv Trust, Serv Cl	353,983
MFS Mass Inv Gro Stock, Serv Cl	175,212
MFS New Dis, Init Cl	1,860
MFS New Dis, Serv Cl	63,072
MFS Research, Init Cl	63,059
MFS Total Return, Init Cl	3,101
MFS Total Return, Serv Cl	1,258,968
MFS Utilities, Init Cl	109,489
MFS Utilities, Serv Cl	46,451
MS VIF Dis, Cl II	1,211
PIMCO VIT All Asset, Advisor Cl	26,136
Put VT Div Inc, Cl IA	26,749
Put VT Div Inc, Cl IB	7,363
Put VT Emerg Mkts Eq, Cl IB	1,364
Put VT Focused Intl Eq, Cl IA	14,588
Put VT Global Hlth Care, Cl IB	43,480
Put VT Hi Yield, Cl IA	23,858
Put VT Hi Yield, Cl IB	4,440
Put VT Inc, Cl IB	1,122
Put VT Intl Eq, Cl IB	189,359
Put VT Intl Val, Cl IB	7
Put VT Lg Cap Gro, Cl IA	57,135
Put VT Lg Cap Gro, Cl IB	118,251
Put VT Lg Cap Val, Cl IA	239,284
Put VT Lg Cap Val, Cl IB	230,708
Put VT Research, Cl IB	3,483
Put VT Sm Cap Val, Cl IB	42,525
Put VT Sus Leaders, Cl IA	345,006
Put VT Sus Leaders, Cl IB	272,728
Royce Micro-Cap, Invest Cl	49,149
Royce Sm-Cap, Invest Cl	24,941
Temp Dev Mkts, Cl 2	4,707
Temp Foreign, Cl 2	237,904
Temp Global Bond, Cl 2	406,638
Temp Gro, Cl 2	11,417
Third Ave VST Third Ave Value	22,405
VP Aggr, Cl 2	183,381
VP Aggr, Cl 4	101,239
VP Conserv, Cl 2	649,929
VP Conserv, Cl 4	1,723,453
VP Man Risk US, Cl 2	—
VP Man Risk, Cl 2	—
VP Man Vol Conserv Gro, Cl 2	512,265
VP Man Vol Conserv, Cl 2	417,142
VP Man Vol Gro, Cl 2	128,877
VP Man Vol Mod Gro, Cl 2	2,086,508
VP Mod Aggr, Cl 2	287,085
RiverSource Variable Annuity Account ■ 118

Division	Purchases
VP Mod Aggr, Cl 4	$232,396
VP Mod Conserv, Cl 2	1,282,030
VP Mod Conserv, Cl 4	200,393
VP Mod, Cl 2	1,341,066
VP Mod, Cl 4	6,895,300
Division	Purchases
VP Ptnrs Core Eq, Cl 3	$21,534
VP Ptnrs Sm Cap Val, Cl 3	768,981
VP US Flex Conserv Gro, Cl 2	—
VP US Flex Gro, Cl 2	438,289
VP US Flex Mod Gro, Cl 2	—
 119 ■ RiverSource Variable Annuity Account

8.
FINANCIAL HIGHLIGHTS
The table below shows certain financial information regarding the division(s).
	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1),(4)
AB VPS Bal Hedged Alloc, Cl B
2025	103	$2.54	to	$2.06	$249	1.88%	1.00%	to	2.20%	16.20%	to	14.81%
2024	145	$2.18	to	$1.80	$306	1.77%	1.00%	to	2.20%	7.48%	to	6.20%
2023	149	$2.03	to	$1.69	$293	0.91%	1.00%	to	2.20%	11.54%	to	10.21%
2022	162	$1.82	to	$1.53	$284	3.35%	1.00%	to	2.20%	(19.97)%	to	(20.93)%
2021	135	$2.28	to	$1.94	$294	0.26%	1.00%	to	2.20%	12.23%	to	10.91%
AB VPS Intl Val, Cl B
2025	4,457	$1.80	to	$1.47	$8,153	2.14%	1.00%	to	2.25%	39.87%	to	38.13%
2024	6,150	$1.29	to	$1.07	$8,099	2.27%	1.00%	to	2.25%	3.76%	to	2.47%
2023	6,629	$1.24	to	$1.04	$8,499	0.67%	1.00%	to	2.25%	13.69%	to	12.28%
2022	7,982	$1.09	to	$0.93	$9,059	4.11%	1.00%	to	2.25%	(14.65)%	to	(15.71)%
2021	8,927	$1.28	to	$1.10	$11,946	1.66%	1.00%	to	2.25%	9.75%	to	8.39%
AB VPS Lg Cap Gro, Cl B
2025	431	$4.74	to	$8.92	$2,052	— %	1.00%	to	1.85%	11.73%	to	10.78%
2024	651	$4.24	to	$8.05	$2,776	— %	1.00%	to	1.85%	23.70%	to	22.65%
2023	743	$3.43	to	$6.56	$2,624	— %	1.00%	to	1.85%	33.45%	to	32.33%
2022	825	$2.57	to	$4.96	$2,175	— %	1.00%	to	1.85%	(29.40)%	to	(29.99)%
2021	893	$3.64	to	$7.09	$3,399	— %	1.00%	to	1.85%	27.37%	to	26.30%
AB VPS Relative Val, Cl B
2025	1,038	$4.43	to	$3.96	$4,405	0.88%	1.00%	to	2.25%	9.10%	to	7.75%
2024	1,150	$4.06	to	$3.68	$4,492	1.23%	1.00%	to	2.25%	11.64%	to	10.24%
2023	1,238	$3.64	to	$3.33	$4,371	1.28%	1.00%	to	2.25%	10.61%	to	9.24%
2022	1,343	$3.29	to	$3.05	$4,323	1.09%	1.00%	to	2.25%	(5.37)%	to	(6.54)%
2021	1,428	$3.48	to	$3.27	$4,851	0.63%	1.00%	to	2.25%	26.57%	to	24.99%
AB VPS Sus Gbl Thematic, Cl B
2025	495	$1.33	to	$2.51	$880	— %	1.00%	to	2.25%	4.97%	to	3.67%
2024	512	$1.27	to	$2.42	$874	— %	1.00%	to	2.25%	4.90%	to	3.59%
2023	541	$1.21	to	$2.33	$876	0.03%	1.00%	to	2.25%	14.55%	to	13.14%
2022	600	$1.05	to	$2.06	$850	— %	1.00%	to	2.25%	(27.89)%	to	(28.79)%
2021	616	$1.46	to	$2.90	$1,278	— %	1.00%	to	2.25%	21.35%	to	19.84%
Allspg VT Dis All Cap Gro, Cl 1
2025	73	$5.83	to	$5.33	$400	— %	1.00%	to	1.35%	14.38%	to	13.98%
2024	76	$5.10	to	$4.68	$365	— %	1.00%	to	1.35%	20.09%	to	19.67%
2023	84	$4.25	to	$3.91	$340	— %	1.00%	to	1.35%	32.17%	to	31.71%
2022	111	$3.21	to	$2.97	$340	— %	1.00%	to	1.35%	(37.67)%	to	(37.89)%
2021	138	$5.15	to	$4.78	$680	— %	1.00%	to	1.35%	14.12%	to	13.72%
Allspg VT Dis All Cap Gro, Cl 2
2025	1,827	$10.42	to	$5.98	$15,088	— %	1.00%	to	2.20%	14.12%	to	12.76%
2024	2,148	$9.13	to	$5.30	$15,745	— %	1.00%	to	2.20%	19.79%	to	18.35%
2023	2,643	$7.62	to	$4.48	$16,337	— %	1.00%	to	2.20%	31.85%	to	30.28%
2022	3,105	$5.78	to	$3.44	$14,649	— %	1.00%	to	2.20%	(37.82)%	to	(38.57)%
2021	3,110	$9.30	to	$5.60	$23,850	— %	1.00%	to	2.20%	13.83%	to	12.47%
Allspg VT Index Asset Alloc, Cl 2
2025	1,508	$3.60	to	$3.24	$5,451	1.24%	1.05%	to	2.20%	10.32%	to	9.05%
2024	1,677	$3.26	to	$2.97	$5,561	1.31%	1.05%	to	2.20%	13.66%	to	12.36%
2023	1,835	$2.87	to	$2.65	$5,367	0.97%	1.05%	to	2.20%	15.48%	to	14.16%
2022	2,147	$2.48	to	$2.32	$5,450	0.63%	1.05%	to	2.20%	(17.89)%	to	(18.83)%
2021	2,327	$3.03	to	$2.86	$7,209	0.59%	1.05%	to	2.20%	14.78%	to	13.47%
Allspg VT Opp, Cl 1
2025	135	$4.68	to	$4.45	$603	0.31%	1.00%	to	1.35%	5.94%	to	5.57%
2024	137	$4.42	to	$4.21	$580	0.28%	1.00%	to	1.35%	14.19%	to	13.79%
2023	139	$3.87	to	$3.70	$515	— %	1.00%	to	1.35%	25.57%	to	25.14%
2022	152	$3.08	to	$2.96	$452	— %	1.00%	to	1.35%	(21.40)%	to	(21.67)%
RiverSource Variable Annuity Account ■ 120

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1),(4)
2021	160	$3.92	to	$3.78	$608	0.25%	1.00%	to	1.35%	23.82%	to	23.39%
Allspg VT Opp, Cl 2
2025	895	$4.51	to	$3.80	$3,846	0.05%	1.00%	to	2.20%	5.65%	to	4.39%
2024	979	$4.27	to	$3.64	$3,998	0.05%	1.00%	to	2.20%	13.90%	to	12.53%
2023	1,136	$3.75	to	$3.23	$4,087	— %	1.00%	to	2.20%	25.24%	to	23.76%
2022	1,399	$2.99	to	$2.61	$4,034	— %	1.00%	to	2.20%	(21.59)%	to	(22.53)%
2021	1,512	$3.82	to	$3.37	$5,574	0.04%	1.00%	to	2.20%	23.54%	to	22.07%
Allspg VT Sm Cap Gro, Cl 2
2025	1,277	$4.18	to	$4.25	$3,048	— %	1.00%	to	2.20%	8.17%	to	6.88%
2024	1,399	$3.87	to	$3.98	$3,109	— %	1.00%	to	2.20%	17.52%	to	16.11%
2023	1,567	$3.29	to	$3.43	$3,022	— %	1.00%	to	2.20%	3.07%	to	1.85%
2022	1,667	$3.19	to	$3.37	$3,125	— %	1.00%	to	2.20%	(35.07)%	to	(35.85)%
2021	1,641	$4.92	to	$5.25	$4,765	— %	1.00%	to	2.20%	6.57%	to	5.30%
BNY Mellon IP MidCap Stock, Serv
2025	20	$3.31	to	$3.43	$87	0.42%	1.05%	to	2.20%	8.67%	to	7.42%
2024	19	$3.05	to	$3.19	$77	0.61%	1.05%	to	2.20%	11.15%	to	9.88%
2023	21	$2.74	to	$2.90	$75	0.53%	1.05%	to	2.20%	16.76%	to	15.43%
2022	20	$2.35	to	$2.52	$63	0.44%	1.05%	to	2.20%	(15.17)%	to	(16.15)%
2021	22	$2.77	to	$3.00	$80	0.45%	1.05%	to	2.20%	24.25%	to	22.83%
BNY Mellon IP Tech Gro, Serv
2025	309	$8.33	to	$7.25	$2,507	— %	1.05%	to	2.20%	26.54%	to	25.09%
2024	392	$6.58	to	$5.79	$2,530	— %	1.05%	to	2.20%	24.07%	to	22.64%
2023	498	$5.31	to	$4.72	$2,609	— %	1.05%	to	2.20%	57.35%	to	55.56%
2022	685	$3.37	to	$3.04	$2,297	— %	1.05%	to	2.20%	(47.08)%	to	(47.68)%
2021	545	$6.37	to	$5.81	$3,475	— %	1.05%	to	2.20%	11.47%	to	10.19%
BNY Mellon Sus US Eq, Init
2025	130	$3.59	to	$6.71	$464	0.26%	1.20%	to	1.80%	14.59%	to	13.90%
2024	140	$3.14	to	$5.89	$436	0.54%	1.20%	to	1.80%	23.39%	to	22.65%
2023	166	$2.54	to	$4.80	$418	0.73%	1.20%	to	1.80%	22.35%	to	21.62%
2022	170	$2.08	to	$3.95	$351	0.51%	1.20%	to	1.80%	(23.79)%	to	(24.25)%
2021	188	$2.73	to	$5.21	$505	0.78%	1.20%	to	1.80%	25.48%	to	24.73%
BNY Mellon VIF Appr, Serv
2025	28	$4.82	to	$4.11	$142	0.16%	1.05%	to	2.20%	8.64%	to	7.40%
2024	28	$4.43	to	$3.82	$132	0.18%	1.05%	to	2.20%	11.30%	to	10.02%
2023	28	$3.98	to	$3.47	$119	0.49%	1.05%	to	2.20%	19.41%	to	18.05%
2022	28	$3.34	to	$2.94	$100	0.43%	1.05%	to	2.20%	(19.11)%	to	(20.03)%
2021	30	$4.12	to	$3.68	$134	0.21%	1.05%	to	2.20%	25.45%	to	24.02%
CB Var Sm Cap Gro, Cl I
2025	25	$4.97	to	$4.06	$93	— %	1.00%	to	2.25%	8.14%	to	6.80%
2024	26	$4.59	to	$3.80	$91	— %	1.00%	to	2.25%	3.45%	to	2.16%
2023	30	$4.44	to	$3.72	$100	— %	1.00%	to	2.25%	7.33%	to	6.00%
2022	32	$4.14	to	$3.51	$99	— %	1.00%	to	2.25%	(29.55)%	to	(30.43)%
2021	31	$5.87	to	$5.05	$140	— %	1.00%	to	2.25%	11.49%	to	10.11%
Col VP Acorn
2025	1,082	$4.20	to	$3.43	$4,476	— %	1.00%	to	2.25%	3.43%	to	2.14%
2024	1,166	$4.06	to	$3.36	$4,700	— %	1.00%	to	2.25%	13.04%	to	11.63%
2023	1,417	$3.59	to	$3.01	$5,089	— %	1.00%	to	2.25%	20.53%	to	19.04%
2022	1,597	$2.98	to	$2.53	$4,790	— %	1.00%	to	2.25%	(34.13)%	to	(34.94)%
2021	1,471	$4.52	to	$3.89	$6,733	0.74%	1.00%	to	2.25%	7.82%	to	6.48%
Col VP Acorn Intl
2025	1,387	$2.03	to	$1.66	$4,109	1.24%	1.00%	to	2.25%	11.64%	to	10.25%
2024	1,549	$1.82	to	$1.50	$4,143	1.39%	1.00%	to	2.25%	(9.16)%	to	(10.30)%
2023	1,560	$2.00	to	$1.68	$4,634	0.32%	1.00%	to	2.25%	15.80%	to	14.36%
2022	1,751	$1.73	to	$1.47	$4,524	0.93%	1.00%	to	2.25%	(34.51)%	to	(35.32)%
 121 ■ RiverSource Variable Annuity Account

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1),(4)
2021	1,595	$2.64	to	$2.27	$6,319	0.55%	1.00%	to	2.25%	17.63%	to	16.17%
Col VP Bal, Cl 3
2025	510	$3.69	to	$3.33	$2,429	— %	1.00%	to	1.80%	12.78%	to	11.88%
2024	570	$3.28	to	$2.98	$2,382	— %	1.00%	to	1.80%	13.29%	to	12.38%
2023	637	$2.89	to	$2.65	$2,357	— %	1.00%	to	1.80%	20.03%	to	19.07%
2022	705	$2.41	to	$2.22	$2,190	— %	1.00%	to	1.80%	(17.57)%	to	(18.23)%
2021	974	$2.92	to	$2.72	$3,405	— %	1.00%	to	1.80%	13.60%	to	12.69%
Col VP Disciplined Core, Cl 3
2025	2,894	$5.11	to	$5.49	$13,555	— %	1.00%	to	2.25%	13.35%	to	11.94%
2024	3,349	$4.51	to	$4.91	$13,812	— %	1.00%	to	2.25%	24.64%	to	23.08%
2023	4,035	$3.62	to	$3.99	$13,413	— %	1.00%	to	2.25%	23.00%	to	21.47%
2022	4,862	$2.94	to	$3.28	$13,104	— %	1.00%	to	2.25%	(19.64)%	to	(20.63)%
2021	5,462	$3.66	to	$4.14	$18,461	— %	1.00%	to	2.25%	31.25%	to	29.62%
Col VP Divd Opp, Cl 3
2025	3,149	$5.28	to	$3.27	$15,014	— %	1.00%	to	2.25%	14.53%	to	13.11%
2024	3,685	$4.61	to	$2.89	$15,387	— %	1.00%	to	2.25%	14.12%	to	12.70%
2023	4,374	$4.04	to	$2.57	$16,147	— %	1.00%	to	2.25%	3.91%	to	2.62%
2022	4,702	$3.89	to	$2.50	$16,833	— %	1.00%	to	2.25%	(2.22)%	to	(3.43)%
2021	6,151	$3.98	to	$2.59	$22,599	— %	1.00%	to	2.25%	24.76%	to	23.22%
Col VP Emer Mkts, Cl 3
2025	1,611	$1.77	to	$1.44	$5,231	0.18%	1.00%	to	2.25%	29.72%	to	28.11%
2024	2,104	$1.36	to	$1.13	$5,313	1.16%	1.00%	to	2.25%	4.45%	to	3.14%
2023	2,279	$1.30	to	$1.09	$5,548	— %	1.00%	to	2.25%	8.22%	to	6.88%
2022	2,507	$1.20	to	$1.02	$5,680	— %	1.00%	to	2.25%	(33.65)%	to	(34.47)%
2021	2,203	$1.82	to	$1.56	$7,557	0.92%	1.00%	to	2.25%	(8.25)%	to	(9.40)%
Col VP Govt Money Mkt, Cl 1
2025	89	$1.08	to	$1.08	$96	3.90%	1.15%	to	1.25%	2.79%	to	2.68%
2024	92	$1.06	to	$1.05	$97	4.85%	1.15%	to	1.25%	3.79%	to	3.69%
2023	89	$1.02	to	$1.01	$90	4.63%	1.15%	to	1.25%	3.53%	to	3.43%
2022	92	$0.98	to	$0.98	$90	1.00%	1.15%	to	1.25%	0.06%	to	(0.05)%
2021	141	$0.98	to	$0.98	$138	0.01%	1.15%	to	1.25%	(1.12)%	to	(1.22)%
Col VP Govt Money Mkt, Cl 3
2025	18,251	$1.17	to	$0.83	$18,558	3.78%	1.00%	to	2.25%	2.81%	to	1.54%
2024	21,470	$1.14	to	$0.82	$21,454	4.72%	1.00%	to	2.25%	3.82%	to	2.52%
2023	17,890	$1.10	to	$0.80	$17,347	4.50%	1.00%	to	2.25%	3.56%	to	2.27%
2022	20,810	$1.06	to	$0.78	$19,580	1.11%	1.00%	to	2.25%	0.16%	to	(1.09)%
2021	23,910	$1.06	to	$0.79	$22,482	0.01%	1.00%	to	2.25%	(0.98)%	to	(2.22)%
Col VP Hi Yield Bond, Cl 3
2025	907	$2.29	to	$1.87	$2,569	5.98%	1.00%	to	2.25%	7.47%	to	6.13%
2024	1,086	$2.13	to	$1.76	$2,877	5.73%	1.00%	to	2.25%	5.88%	to	4.56%
2023	1,168	$2.01	to	$1.69	$2,924	5.40%	1.00%	to	2.25%	10.97%	to	9.59%
2022	1,280	$1.81	to	$1.54	$2,908	5.02%	1.00%	to	2.25%	(11.59)%	to	(12.69)%
2021	1,536	$2.05	to	$1.76	$3,961	4.99%	1.00%	to	2.25%	3.82%	to	2.53%
Col VP Inc Opp, Cl 1
2025	181	$1.36	to	$1.35	$244	2.02%	1.15%	to	1.25%	7.54%	to	7.43%
2024	185	$1.27	to	$1.25	$232	5.61%	1.15%	to	1.25%	4.69%	to	4.58%
2023	188	$1.21	to	$1.20	$225	5.29%	1.15%	to	1.25%	10.29%	to	10.18%
2022	206	$1.10	to	$1.09	$224	5.42%	1.15%	to	1.25%	(11.04)%	to	(11.13)%
2021	211	$1.23	to	$1.22	$258	9.00%	1.15%	to	1.25%	3.30%	to	3.20%
Col VP Inc Opp, Cl 3
2025	964	$2.17	to	$1.78	$2,438	1.85%	1.00%	to	2.25%	7.50%	to	6.16%
2024	1,145	$2.02	to	$1.67	$2,708	5.38%	1.00%	to	2.25%	4.84%	to	3.54%
2023	1,314	$1.93	to	$1.62	$2,976	5.02%	1.00%	to	2.25%	10.40%	to	9.03%
2022	1,552	$1.75	to	$1.48	$3,201	5.06%	1.00%	to	2.25%	(11.11)%	to	(12.21)%
RiverSource Variable Annuity Account ■ 122

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1),(4)
2021	2,006	$1.96	to	$1.69	$4,689	9.01%	1.00%	to	2.25%	3.44%	to	2.15%
Col VP Inter Bond, Cl 3
2025	3,387	$1.81	to	$1.14	$5,672	5.22%	1.00%	to	2.25%	7.96%	to	6.61%
2024	3,887	$1.67	to	$1.07	$6,068	4.68%	1.00%	to	2.25%	0.83%	to	(0.43)%
2023	4,195	$1.66	to	$1.08	$6,555	2.19%	1.00%	to	2.25%	5.14%	to	3.84%
2022	4,623	$1.58	to	$1.04	$6,903	3.08%	1.00%	to	2.25%	(17.99)%	to	(19.01)%
2021	5,137	$1.92	to	$1.28	$9,380	3.21%	1.00%	to	2.25%	(1.34)%	to	(2.57)%
Col VP Lg Cap Gro, Cl 1
2025	28	$6.47	to	$6.38	$181	— %	1.15%	to	1.25%	14.81%	to	14.69%
2024	29	$5.64	to	$5.56	$163	— %	1.15%	to	1.25%	29.82%	to	29.69%
2023	55	$4.34	to	$4.29	$237	— %	1.15%	to	1.25%	41.53%	to	41.39%
2022	107	$3.07	to	$3.03	$325	— %	1.15%	to	1.25%	(32.17)%	to	(32.24)%
2021	111	$4.52	to	$4.47	$496	— %	1.15%	to	1.25%	27.26%	to	27.13%
Col VP Lg Cap Gro, Cl 3
2025	129	$7.73	to	$6.96	$836	— %	1.00%	to	2.25%	14.83%	to	13.40%
2024	140	$6.73	to	$6.14	$799	— %	1.00%	to	2.25%	29.88%	to	28.26%
2023	173	$5.18	to	$4.79	$718	— %	1.00%	to	2.25%	41.53%	to	39.78%
2022	197	$3.66	to	$3.42	$553	— %	1.00%	to	2.25%	(32.13)%	to	(32.97)%
2021	223	$5.39	to	$5.11	$876	— %	1.00%	to	2.25%	27.26%	to	25.68%
Col VP Lg Cap Index, Cl 3
2025	1,095	$5.35	to	$5.52	$6,338	— %	1.00%	to	2.25%	16.26%	to	14.81%
2024	1,242	$4.60	to	$4.81	$6,191	— %	1.00%	to	2.25%	23.30%	to	21.76%
2023	1,434	$3.73	to	$3.95	$5,774	— %	1.00%	to	2.25%	24.57%	to	23.02%
2022	1,640	$3.00	to	$3.21	$5,300	— %	1.00%	to	2.25%	(19.26)%	to	(20.26)%
2021	2,078	$3.71	to	$4.03	$8,582	— %	1.00%	to	2.25%	26.94%	to	25.37%
Col VP Overseas Core, Cl 3
2025	136	$2.51	to	$2.05	$405	1.80%	1.00%	to	2.25%	36.73%	to	35.03%
2024	139	$1.84	to	$1.52	$305	4.30%	1.00%	to	2.25%	2.31%	to	1.03%
2023	151	$1.80	to	$1.51	$328	1.83%	1.00%	to	2.25%	14.32%	to	12.90%
2022	158	$1.57	to	$1.33	$303	0.80%	1.00%	to	2.25%	(15.64)%	to	(16.70)%
2021	165	$1.86	to	$1.60	$379	1.17%	1.00%	to	2.25%	8.78%	to	7.43%
Col VP Select Lg Cap Val, Cl 3
2025	20	$4.53	to	$4.32	$98	— %	1.05%	to	2.20%	26.77%	to	25.32%
2024	26	$3.57	to	$3.45	$100	— %	1.05%	to	2.20%	11.57%	to	10.29%
2023	27	$3.20	to	$3.12	$95	— %	1.05%	to	2.20%	4.13%	to	2.95%
2022	35	$3.07	to	$3.04	$119	— %	1.05%	to	2.20%	(2.97)%	to	(4.08)%
2021	40	$3.17	to	$3.16	$140	— %	1.05%	to	2.20%	24.83%	to	23.40%
Col VP Select Mid Cap Gro, Cl 3
2025	295	$6.73	to	$4.17	$1,739	— %	1.00%	to	2.20%	13.86%	to	12.50%
2024	332	$5.91	to	$3.70	$1,718	— %	1.00%	to	2.20%	22.29%	to	20.83%
2023	383	$4.83	to	$3.06	$1,631	— %	1.00%	to	2.20%	23.84%	to	22.37%
2022	426	$3.90	to	$2.50	$1,471	— %	1.00%	to	2.20%	(31.61)%	to	(32.42)%
2021	445	$5.70	to	$3.71	$2,263	— %	1.00%	to	2.20%	15.25%	to	13.87%
Col VP Select Mid Cap Val, Cl 3
2025	5	$4.66	to	$3.81	$19	— %	1.00%	to	2.25%	12.88%	to	11.47%
2024	6	$4.13	to	$3.42	$20	— %	1.00%	to	2.25%	11.29%	to	9.90%
2023	11	$3.71	to	$3.11	$31	— %	1.00%	to	2.25%	9.09%	to	7.74%
2022	13	$3.40	to	$2.89	$33	— %	1.00%	to	2.25%	(10.46)%	to	(11.57)%
2021	16	$3.80	to	$3.26	$43	— %	1.00%	to	2.25%	30.82%	to	29.20%
Col VP Select Sm Cap Val, Cl 3
2025	148	$4.80	to	$4.26	$606	— %	1.00%	to	1.80%	5.38%	to	4.54%
2024	171	$4.56	to	$4.08	$679	— %	1.00%	to	1.80%	12.67%	to	11.77%
2023	182	$4.05	to	$3.65	$647	— %	1.00%	to	1.80%	11.85%	to	10.97%
2022	207	$3.62	to	$3.29	$661	— %	1.00%	to	1.80%	(15.67)%	to	(16.34)%
 123 ■ RiverSource Variable Annuity Account

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1),(4)
2021	215	$4.29	to	$3.93	$819	— %	1.00%	to	1.80%	29.50%	to	28.47%
Col VP Sm Cap Val, Cl 2
2025	149	$4.48	to	$3.66	$650	1.00%	1.00%	to	2.25%	13.52%	to	12.11%
2024	188	$3.95	to	$3.27	$725	0.53%	1.00%	to	2.25%	7.58%	to	6.24%
2023	226	$3.67	to	$3.08	$815	0.43%	1.00%	to	2.25%	20.46%	to	18.96%
2022	250	$3.05	to	$2.59	$748	0.48%	1.00%	to	2.25%	(9.88)%	to	(11.00)%
2021	311	$3.38	to	$2.90	$1,040	0.49%	1.00%	to	2.25%	27.52%	to	25.94%
Col VP Sm Co Gro, Cl 1
2025	3	$9.83	to	$9.61	$27	— %	1.15%	to	1.25%	20.30%	to	20.18%
2024	3	$8.17	to	$8.00	$23	2.30%	1.15%	to	1.25%	22.69%	to	22.56%
2023	3	$6.66	to	$6.52	$19	— %	1.15%	to	1.25%	25.19%	to	25.06%
2022	3	$5.32	to	$5.22	$15	— %	1.15%	to	1.25%	(36.50)%	to	(36.56)%
2021	3	$8.38	to	$8.22	$25	— %	1.15%	to	1.25%	(4.01)%	to	(4.11)%
Col VP US Govt Mtge, Cl 1
2025	105	$1.09	to	$1.08	$113	2.29%	1.15%	to	1.25%	7.94%	to	7.83%
2024	116	$1.01	to	$1.00	$116	3.30%	1.15%	to	1.25%	0.41%	to	0.30%
2023	130	$1.01	to	$1.00	$129	2.82%	1.15%	to	1.25%	4.49%	to	4.39%
2022	136	$0.97	to	$0.96	$130	2.17%	1.15%	to	1.25%	(15.12)%	to	(15.20)%
2021	137	$1.14	to	$1.13	$154	1.97%	1.15%	to	1.25%	(2.09)%	to	(2.18)%
Col VP US Govt Mtge, Cl 3
2025	2,554	$1.44	to	$0.92	$3,102	2.08%	1.00%	to	2.25%	7.97%	to	6.63%
2024	3,107	$1.33	to	$0.86	$3,542	3.20%	1.00%	to	2.25%	0.43%	to	(0.83)%
2023	3,497	$1.33	to	$0.87	$4,008	2.59%	1.00%	to	2.25%	4.50%	to	3.21%
2022	4,309	$1.27	to	$0.84	$4,731	1.97%	1.00%	to	2.25%	(15.11)%	to	(16.17)%
2021	4,710	$1.50	to	$1.01	$6,072	1.90%	1.00%	to	2.25%	(2.05)%	to	(3.27)%
CS Commodity Return, Cl 1
2025	21	$0.84	to	$0.69	$16	4.13%	1.00%	to	2.25%	14.21%	to	12.79%
2024	21	$0.74	to	$0.61	$14	2.92%	1.00%	to	2.25%	3.78%	to	2.48%
2023	23	$0.71	to	$0.59	$14	21.09%	1.00%	to	2.25%	(10.01)%	to	(11.13)%
2022	25	$0.79	to	$0.67	$17	16.13%	1.00%	to	2.25%	14.88%	to	13.45%
2021	31	$0.69	to	$0.59	$18	3.61%	1.00%	to	2.25%	26.63%	to	25.06%
CTIVP BR Gl Infl Prot Sec, Cl 3
2025	768	$1.23	to	$1.00	$974	3.40%	1.00%	to	2.25%	2.85%	to	1.56%
2024	904	$1.19	to	$0.99	$1,120	1.86%	1.00%	to	2.25%	(2.04)%	to	(3.27)%
2023	967	$1.22	to	$1.02	$1,249	8.82%	1.00%	to	2.25%	2.92%	to	1.65%
2022	1,054	$1.19	to	$1.01	$1,328	4.46%	1.00%	to	2.25%	(18.40)%	to	(19.41)%
2021	1,237	$1.45	to	$1.25	$1,917	0.69%	1.00%	to	2.25%	3.44%	to	2.14%
CTIVP Prin Lg Cap Gro, Cl 1
2025	227	$3.59	to	$3.18	$771	— %	1.00%	to	2.25%	12.64%	to	11.25%
2024	282	$3.18	to	$2.86	$853	— %	1.00%	to	2.25%	20.21%	to	18.70%
2023	407	$2.65	to	$2.41	$1,031	— %	1.00%	to	2.25%	38.15%	to	36.44%
2022	503	$1.92	to	$1.76	$927	— %	1.00%	to	2.25%	(28.72)%	to	(29.61)%
2021	547	$2.69	to	$2.50	$1,425	— %	1.00%	to	2.25%	17.39%	to	15.93%
CTIVP Vty Sycamore Estb Val, Cl 3
2025	4	$5.04	to	$4.12	$24	— %	1.00%	to	2.25%	1.11%	to	(0.15)%
2024	5	$4.99	to	$4.13	$29	— %	1.00%	to	2.25%	8.67%	to	7.31%
2023	6	$4.59	to	$3.85	$28	— %	1.00%	to	2.25%	8.72%	to	7.37%
2022	6	$4.22	to	$3.58	$26	— %	1.00%	to	2.25%	(3.85)%	to	(5.04)%
2021	6	$4.39	to	$3.77	$28	— %	1.00%	to	2.25%	30.44%	to	28.82%
EV VT Floating-Rate Inc, Init Cl
2025	265	$1.67	to	$1.36	$410	6.74%	1.00%	to	2.25%	2.94%	to	1.66%
2024	368	$1.62	to	$1.34	$548	7.79%	1.00%	to	2.25%	6.55%	to	5.23%
2023	412	$1.52	to	$1.27	$574	8.20%	1.00%	to	2.25%	10.10%	to	8.75%
2022	493	$1.38	to	$1.17	$622	4.52%	1.00%	to	2.25%	(3.70)%	to	(4.90)%
RiverSource Variable Annuity Account ■ 124

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1),(4)
2021	638	$1.43	to	$1.23	$838	2.90%	1.00%	to	2.25%	2.59%	to	1.32%
Fid VIP Bal, Serv Cl
2025	32	$4.61	to	$4.49	$143	1.13%	1.15%	to	1.25%	13.83%	to	13.72%
2024	67	$4.05	to	$3.94	$266	1.79%	1.15%	to	1.25%	14.45%	to	14.33%
2023	74	$3.53	to	$3.45	$256	1.66%	1.15%	to	1.25%	20.01%	to	19.89%
2022	74	$2.95	to	$2.88	$213	1.19%	1.15%	to	1.25%	(18.96)%	to	(19.04)%
2021	74	$3.63	to	$3.55	$264	0.86%	1.15%	to	1.25%	16.78%	to	16.66%
Fid VIP Bal, Serv Cl 2
2025	39	$4.56	to	$4.03	$174	1.62%	1.40%	to	1.80%	13.36%	to	12.90%
2024	40	$4.02	to	$3.57	$155	1.69%	1.40%	to	1.80%	14.01%	to	13.56%
2023	40	$3.53	to	$3.14	$137	1.50%	1.40%	to	1.80%	19.55%	to	19.08%
2022	44	$2.95	to	$2.64	$126	1.08%	1.40%	to	1.80%	(19.32)%	to	(19.64)%
2021	44	$3.66	to	$3.28	$158	0.74%	1.40%	to	1.80%	16.35%	to	15.89%
Fid VIP Contrafund, Serv Cl
2025	473	$8.91	to	$8.15	$3,924	0.05%	1.00%	to	1.35%	20.17%	to	19.75%
2024	503	$7.42	to	$6.80	$3,486	0.09%	1.00%	to	1.35%	32.30%	to	31.83%
2023	568	$5.60	to	$5.16	$2,987	0.39%	1.00%	to	1.35%	32.02%	to	31.56%
2022	623	$4.25	to	$3.92	$2,485	0.40%	1.00%	to	1.35%	(27.11)%	to	(27.37)%
2021	655	$5.83	to	$5.40	$3,596	0.05%	1.00%	to	1.35%	26.44%	to	26.00%
Fid VIP Contrafund, Serv Cl 2
2025	3,831	$9.81	to	$5.93	$34,204	— %	1.00%	to	2.25%	19.99%	to	18.50%
2024	4,559	$8.18	to	$5.00	$34,026	0.04%	1.00%	to	2.25%	32.11%	to	30.47%
2023	6,114	$6.19	to	$3.84	$34,781	0.24%	1.00%	to	2.25%	31.80%	to	30.16%
2022	7,454	$4.70	to	$2.95	$32,177	0.26%	1.00%	to	2.25%	(27.22)%	to	(28.12)%
2021	8,010	$6.45	to	$4.10	$47,907	0.03%	1.00%	to	2.25%	26.24%	to	24.67%
Fid VIP Dyn Appr, Serv Cl 2
2025	123	$8.25	to	$8.55	$981	0.42%	1.20%	to	1.80%	17.08%	to	16.38%
2024	128	$7.05	to	$7.35	$877	0.05%	1.20%	to	1.80%	23.69%	to	22.95%
2023	149	$5.70	to	$5.98	$822	0.11%	1.20%	to	1.80%	27.19%	to	26.43%
2022	143	$4.48	to	$4.73	$616	0.11%	1.20%	to	1.80%	(21.99)%	to	(22.46)%
2021	148	$5.74	to	$6.10	$821	0.12%	1.20%	to	1.80%	22.79%	to	22.05%
Fid VIP Gro & Inc, Serv Cl
2025	231	$5.26	to	$4.87	$1,142	1.41%	1.15%	to	1.60%	20.00%	to	19.46%
2024	296	$4.38	to	$4.08	$1,226	1.33%	1.15%	to	1.60%	20.73%	to	20.19%
2023	326	$3.63	to	$3.39	$1,124	1.61%	1.15%	to	1.60%	17.23%	to	16.70%
2022	335	$3.10	to	$2.91	$989	1.58%	1.15%	to	1.60%	(6.11)%	to	(6.53)%
2021	351	$3.30	to	$3.11	$1,109	2.32%	1.15%	to	1.60%	24.33%	to	23.77%
Fid VIP Gro & Inc, Serv Cl 2
2025	15	$5.55	to	$5.05	$82	1.38%	1.40%	to	1.80%	19.53%	to	19.05%
2024	15	$4.64	to	$4.24	$69	1.29%	1.40%	to	1.80%	20.25%	to	19.78%
2023	15	$3.86	to	$3.54	$57	1.51%	1.40%	to	1.80%	16.73%	to	16.26%
2022	15	$3.31	to	$3.05	$51	1.18%	1.40%	to	1.80%	(6.49)%	to	(6.86)%
2021	22	$3.54	to	$3.27	$76	2.21%	1.40%	to	1.80%	23.89%	to	23.40%
Fid VIP Gro, Serv Cl
2025	8	$6.66	to	$6.48	$53	0.21%	1.15%	to	1.25%	13.47%	to	13.35%
2024	8	$5.87	to	$5.72	$47	— %	1.15%	to	1.25%	28.77%	to	28.64%
2023	8	$4.56	to	$4.45	$36	0.04%	1.15%	to	1.25%	34.54%	to	34.41%
2022	8	$3.39	to	$3.31	$27	0.51%	1.15%	to	1.25%	(25.39)%	to	(25.46)%
2021	8	$4.54	to	$4.44	$35	— %	1.15%	to	1.25%	21.68%	to	21.55%
Fid VIP Gro, Serv Cl 2
2025	292	$8.68	to	$6.92	$2,508	0.05%	1.00%	to	2.20%	13.47%	to	12.12%
2024	289	$7.65	to	$6.17	$2,222	— %	1.00%	to	2.20%	28.77%	to	27.23%
2023	344	$5.94	to	$4.85	$2,058	— %	1.00%	to	2.20%	34.54%	to	32.95%
2022	358	$4.41	to	$3.65	$1,576	0.37%	1.00%	to	2.20%	(25.39)%	to	(26.28)%
 125 ■ RiverSource Variable Annuity Account

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1),(4)
2021	403	$5.92	to	$4.95	$2,421	— %	1.00%	to	2.20%	21.68%	to	20.23%
Fid VIP Hi Inc, Serv Cl
2025	159	$2.44	to	$2.23	$363	4.29%	1.00%	to	1.35%	9.23%	to	8.84%
2024	284	$2.23	to	$2.05	$589	5.67%	1.00%	to	1.35%	7.64%	to	7.26%
2023	323	$2.08	to	$1.91	$627	5.61%	1.00%	to	1.35%	9.41%	to	9.03%
2022	337	$1.90	to	$1.75	$600	5.07%	1.00%	to	1.35%	(12.43)%	to	(12.74)%
2021	343	$2.17	to	$2.01	$699	5.00%	1.00%	to	1.35%	3.46%	to	3.10%
Fid VIP Hi Inc, Serv Cl 2
2025	97	$2.84	to	$2.57	$263	6.39%	1.20%	to	1.80%	8.99%	to	8.35%
2024	104	$2.61	to	$2.37	$259	6.05%	1.20%	to	1.80%	7.31%	to	6.67%
2023	112	$2.43	to	$2.23	$260	5.51%	1.20%	to	1.80%	8.93%	to	8.28%
2022	124	$2.23	to	$2.06	$265	5.24%	1.20%	to	1.80%	(12.73)%	to	(13.24)%
2021	123	$2.55	to	$2.37	$300	5.27%	1.20%	to	1.80%	3.04%	to	2.43%
Fid VIP Invest Gr, Serv Cl 2
2025	3,551	$1.35	to	$1.10	$5,021	3.39%	1.00%	to	2.25%	5.88%	to	4.55%
2024	4,112	$1.27	to	$1.05	$5,525	3.24%	1.00%	to	2.25%	0.48%	to	(0.76)%
2023	4,381	$1.27	to	$1.06	$5,897	2.44%	1.00%	to	2.25%	4.95%	to	3.65%
2022	4,749	$1.21	to	$1.02	$6,128	1.97%	1.00%	to	2.25%	(14.07)%	to	(15.14)%
2021	5,666	$1.40	to	$1.21	$8,569	1.78%	1.00%	to	2.25%	(1.88)%	to	(3.10)%
Fid VIP Mid Cap, Serv Cl
2025	470	$9.37	to	$7.63	$4,534	0.35%	1.00%	to	1.60%	10.55%	to	9.89%
2024	552	$8.47	to	$6.94	$4,777	0.46%	1.00%	to	1.60%	16.18%	to	15.48%
2023	613	$7.29	to	$6.01	$4,626	0.50%	1.00%	to	1.60%	13.86%	to	13.18%
2022	700	$6.41	to	$5.31	$4,668	0.40%	1.00%	to	1.60%	(15.70)%	to	(16.20)%
2021	747	$7.60	to	$6.34	$5,922	0.48%	1.00%	to	1.60%	24.26%	to	23.51%
Fid VIP Mid Cap, Serv Cl 2
2025	1,639	$7.45	to	$3.52	$11,542	0.24%	1.00%	to	2.25%	10.38%	to	9.01%
2024	1,788	$6.75	to	$3.23	$11,462	0.33%	1.00%	to	2.25%	16.00%	to	14.56%
2023	2,087	$5.82	to	$2.82	$11,589	0.38%	1.00%	to	2.25%	13.66%	to	12.26%
2022	2,326	$5.12	to	$2.51	$11,389	0.26%	1.00%	to	2.25%	(15.81)%	to	(16.86)%
2021	2,578	$6.08	to	$3.02	$15,060	0.34%	1.00%	to	2.25%	24.06%	to	22.52%
Fid VIP Overseas, Serv Cl
2025	19	$2.45	to	$1.89	$43	1.47%	1.40%	to	1.60%	18.61%	to	18.37%
2024	23	$2.06	to	$1.59	$41	1.60%	1.40%	to	1.60%	3.49%	to	3.28%
2023	21	$1.99	to	$1.54	$37	0.75%	1.40%	to	1.60%	18.74%	to	18.50%
2022	28	$1.68	to	$1.30	$42	0.91%	1.40%	to	1.60%	(25.63)%	to	(25.78)%
2021	34	$2.26	to	$1.75	$67	0.29%	1.40%	to	1.60%	17.91%	to	17.68%
Fid VIP Overseas, Serv Cl 2
2025	1,000	$3.25	to	$2.05	$2,902	1.36%	1.00%	to	2.25%	18.86%	to	17.38%
2024	1,189	$2.74	to	$1.74	$2,919	1.36%	1.00%	to	2.25%	3.76%	to	2.45%
2023	1,328	$2.64	to	$1.70	$3,185	0.78%	1.00%	to	2.25%	19.03%	to	17.55%
2022	1,555	$2.22	to	$1.45	$3,165	0.83%	1.00%	to	2.25%	(25.43)%	to	(26.36)%
2021	1,666	$2.97	to	$1.97	$4,578	0.31%	1.00%	to	2.25%	18.20%	to	16.74%
Frank Global Real Est, Cl 2
2025	481	$2.29	to	$1.46	$1,419	1.37%	1.00%	to	2.20%	6.85%	to	5.58%
2024	545	$2.14	to	$1.38	$1,508	1.84%	1.00%	to	2.20%	(1.31)%	to	(2.50)%
2023	561	$2.17	to	$1.41	$1,555	2.91%	1.00%	to	2.20%	10.33%	to	9.02%
2022	602	$1.97	to	$1.30	$1,522	2.32%	1.00%	to	2.20%	(26.79)%	to	(27.67)%
2021	671	$2.69	to	$1.79	$2,271	0.91%	1.00%	to	2.20%	25.53%	to	24.04%
Frank Inc, Cl 2
2025	957	$2.58	to	$2.11	$3,424	5.17%	1.00%	to	2.25%	11.44%	to	10.05%
2024	1,180	$2.32	to	$1.92	$3,806	5.11%	1.00%	to	2.25%	6.13%	to	4.81%
2023	1,295	$2.18	to	$1.83	$4,009	5.23%	1.00%	to	2.25%	7.55%	to	6.21%
2022	1,368	$2.03	to	$1.72	$3,938	4.86%	1.00%	to	2.25%	(6.42)%	to	(7.57)%
RiverSource Variable Annuity Account ■ 126

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1),(4)
2021	1,516	$2.17	to	$1.86	$4,652	4.66%	1.00%	to	2.25%	15.59%	to	14.15%
Frank Mutual Shares, Cl 2
2025	4,204	$4.13	to	$2.50	$16,308	2.01%	1.00%	to	2.20%	10.41%	to	9.10%
2024	4,717	$3.74	to	$2.29	$16,588	1.91%	1.00%	to	2.20%	10.16%	to	8.84%
2023	5,455	$3.40	to	$2.10	$17,443	1.87%	1.00%	to	2.20%	12.34%	to	11.00%
2022	6,023	$3.02	to	$1.89	$17,184	1.85%	1.00%	to	2.20%	(8.35)%	to	(9.44)%
2021	6,696	$3.30	to	$2.09	$20,910	2.84%	1.00%	to	2.20%	17.98%	to	16.57%
Frank Rising Divd, Cl 2
2025	42	$4.46	to	$4.21	$201	0.80%	1.05%	to	2.20%	10.64%	to	9.38%
2024	44	$4.03	to	$3.85	$193	1.01%	1.05%	to	2.20%	9.62%	to	8.36%
2023	45	$3.68	to	$3.55	$202	0.74%	1.05%	to	2.20%	10.91%	to	9.64%
2022	85	$3.32	to	$3.24	$323	0.80%	1.05%	to	2.20%	(11.51)%	to	(12.52)%
2021	86	$3.75	to	$3.70	$374	0.74%	1.05%	to	2.20%	25.47%	to	24.03%
Frank Sm Cap Val, Cl 2
2025	493	$5.28	to	$5.72	$2,953	1.09%	1.00%	to	1.85%	6.58%	to	5.68%
2024	533	$4.95	to	$5.41	$2,971	0.93%	1.00%	to	1.85%	10.59%	to	9.65%
2023	586	$4.48	to	$4.94	$2,936	0.52%	1.00%	to	1.85%	11.63%	to	10.69%
2022	652	$4.01	to	$4.46	$2,925	1.00%	1.00%	to	1.85%	(10.96)%	to	(11.71)%
2021	779	$4.50	to	$5.05	$3,920	1.02%	1.00%	to	1.85%	24.12%	to	23.07%
Frank Sm Mid Cap Gro, Cl 2
2025	1,484	$3.38	to	$3.53	$4,817	— %	1.00%	to	2.20%	1.50%	to	0.29%
2024	1,686	$3.33	to	$3.52	$5,302	— %	1.00%	to	2.20%	9.93%	to	8.61%
2023	1,911	$3.03	to	$3.24	$5,467	— %	1.00%	to	2.20%	25.48%	to	23.99%
2022	2,121	$2.42	to	$2.62	$4,815	— %	1.00%	to	2.20%	(34.35)%	to	(35.13)%
2021	2,208	$3.68	to	$4.03	$7,599	— %	1.00%	to	2.20%	8.92%	to	7.62%
GS VIT Intl Eq Insights, Inst
2025	3	$2.26	to	$1.68	$6	2.54%	1.40%	to	1.60%	36.56%	to	36.29%
2024	4	$1.66	to	$1.23	$5	1.08%	1.40%	to	1.60%	4.65%	to	4.44%
2023	12	$1.58	to	$1.18	$17	2.71%	1.40%	to	1.60%	17.06%	to	16.83%
2022	13	$1.35	to	$1.01	$15	2.70%	1.40%	to	1.60%	(14.76)%	to	(14.93)%
2021	19	$1.59	to	$1.19	$25	2.86%	1.40%	to	1.60%	10.61%	to	10.39%
GS VIT Mid Cap Val, Inst
2025	1,352	$4.44	to	$3.63	$8,941	1.18%	1.00%	to	2.25%	8.31%	to	6.96%
2024	1,482	$4.10	to	$3.39	$9,103	0.96%	1.00%	to	2.25%	11.28%	to	9.89%
2023	1,748	$3.68	to	$3.09	$9,639	1.01%	1.00%	to	2.25%	10.31%	to	8.94%
2022	1,864	$3.34	to	$2.83	$9,385	0.65%	1.00%	to	2.25%	(10.88)%	to	(11.99)%
2021	2,280	$3.75	to	$3.22	$12,784	0.45%	1.00%	to	2.25%	29.65%	to	28.04%
GS VIT Strategic Gro, Inst
2025	43	$6.30	to	$5.41	$248	— %	1.40%	to	1.60%	16.28%	to	16.05%
2024	45	$5.42	to	$4.66	$222	— %	1.40%	to	1.60%	30.52%	to	30.26%
2023	43	$4.15	to	$3.58	$162	— %	1.40%	to	1.60%	39.98%	to	39.70%
2022	43	$2.97	to	$2.56	$117	— %	1.40%	to	1.60%	(33.45)%	to	(33.59)%
2021	47	$4.46	to	$3.86	$192	— %	1.40%	to	1.60%	20.23%	to	19.99%
GS VIT U.S. Eq Insights, Inst
2025	315	$6.76	to	$5.53	$1,512	0.67%	1.00%	to	2.25%	14.60%	to	13.17%
2024	427	$5.90	to	$4.88	$1,784	0.62%	1.00%	to	2.25%	27.04%	to	25.45%
2023	488	$4.64	to	$3.89	$1,614	0.68%	1.00%	to	2.25%	22.58%	to	21.06%
2022	531	$3.79	to	$3.21	$1,438	0.80%	1.00%	to	2.25%	(20.53)%	to	(21.52)%
2021	596	$4.77	to	$4.10	$2,042	0.80%	1.00%	to	2.25%	28.12%	to	26.53%
Invesco VI Am Fran, Ser I
2025	611	$5.43	to	$4.86	$3,172	— %	1.00%	to	1.80%	10.55%	to	9.67%
2024	675	$4.91	to	$4.43	$3,178	— %	1.00%	to	1.80%	33.54%	to	32.47%
2023	734	$3.68	to	$3.35	$2,628	— %	1.00%	to	1.80%	39.53%	to	38.42%
2022	811	$2.63	to	$2.42	$2,086	— %	1.00%	to	1.80%	(31.80)%	to	(32.34)%
 127 ■ RiverSource Variable Annuity Account

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1),(4)
2021	901	$3.86	to	$3.57	$3,408	— %	1.00%	to	1.80%	10.81%	to	9.93%
Invesco VI Am Fran, Ser II
2025	184	$5.24	to	$4.42	$895	— %	1.00%	to	2.25%	10.28%	to	8.91%
2024	193	$4.75	to	$4.06	$857	— %	1.00%	to	2.25%	33.22%	to	31.55%
2023	202	$3.57	to	$3.08	$677	— %	1.00%	to	2.25%	39.20%	to	37.48%
2022	226	$2.56	to	$2.24	$547	— %	1.00%	to	2.25%	(31.98)%	to	(32.82)%
2021	234	$3.77	to	$3.34	$837	— %	1.00%	to	2.25%	10.54%	to	9.16%
Invesco VI American Value, Ser II
2025	3,355	$1.80	to	$1.70	$5,923	0.22%	1.00%	to	2.20%	19.56%	to	18.13%
2024	3,806	$1.51	to	$1.44	$5,644	0.75%	1.00%	to	2.20%	28.80%	to	27.25%
2023	4,740	$1.17	to	$1.13	$5,479	0.37%	1.00%	to	2.20%	14.15%	to	12.79%
2022	5,407	$1.02	to	$1.00	$5,500	0.45%	1.00%	to	2.20%	(3.83)%	to	(4.97)%
2021	6,443	$1.07	to	$1.06	$6,843	0.33%	1.00%	to	2.20%	6.55%(5)	to	5.67%(5)
Invesco VI Comstock, Ser II
2025	4,254	$6.57	to	$4.01	$21,544	1.44%	1.00%	to	2.25%	15.98%	to	14.54%
2024	4,902	$5.66	to	$3.50	$21,487	1.44%	1.00%	to	2.25%	13.71%	to	12.30%
2023	5,808	$4.98	to	$3.12	$22,698	1.55%	1.00%	to	2.25%	10.98%	to	9.61%
2022	6,422	$4.49	to	$2.84	$22,763	1.29%	1.00%	to	2.25%	(0.16)%	to	(1.39)%
2021	8,646	$4.49	to	$2.88	$30,832	1.56%	1.00%	to	2.25%	31.72%	to	30.08%
Invesco VI Core Eq, Ser I
2025	1,241	$4.33	to	$3.70	$5,574	0.65%	1.00%	to	1.80%	15.01%	to	14.10%
2024	1,349	$3.76	to	$3.24	$5,280	0.66%	1.00%	to	1.80%	24.35%	to	23.35%
2023	1,548	$3.03	to	$2.63	$4,927	0.72%	1.00%	to	1.80%	22.14%	to	21.17%
2022	1,773	$2.48	to	$2.17	$4,626	0.91%	1.00%	to	1.80%	(21.34)%	to	(21.96)%
2021	1,945	$3.15	to	$2.78	$6,450	0.64%	1.00%	to	1.80%	26.47%	to	25.46%
Invesco VI Core Eq, Ser II
2025	12	$4.12	to	$3.49	$53	0.42%	1.00%	to	1.85%	14.74%	to	13.76%
2024	12	$3.59	to	$3.07	$46	0.47%	1.00%	to	1.85%	24.03%	to	22.98%
2023	15	$2.90	to	$2.49	$45	0.49%	1.00%	to	1.85%	21.86%	to	20.84%
2022	15	$2.38	to	$2.06	$37	0.60%	1.00%	to	1.85%	(21.54)%	to	(22.20)%
2021	17	$3.03	to	$2.65	$53	0.45%	1.00%	to	1.85%	26.11%	to	25.05%
Invesco VI Dis Lg Cap, Ser I
2025	134	$7.94	to	$7.94	$1,067	— %	1.40%	to	1.40%	11.23%	to	11.23%
2024	144	$7.14	to	$7.14	$1,026	— %	1.40%	to	1.40%	32.29%	to	32.29%
2023	161	$5.40	to	$5.40	$869	— %	1.40%	to	1.40%	33.50%	to	33.50%
2022	179	$4.04	to	$4.04	$722	— %	1.40%	to	1.40%	(31.74)%	to	(31.74)%
2021	187	$5.92	to	$5.92	$1,108	— %	1.40%	to	1.40%	20.87%	to	20.87%
Invesco VI Dis Lg Cap, Ser II
2025	1,458	$6.08	to	$5.08	$8,482	— %	1.00%	to	2.25%	11.41%	to	10.03%
2024	1,709	$5.46	to	$4.62	$8,965	— %	1.00%	to	2.25%	32.49%	to	30.83%
2023	2,147	$4.12	to	$3.53	$8,555	— %	1.00%	to	2.25%	33.69%	to	32.04%
2022	2,609	$3.08	to	$2.67	$7,810	— %	1.00%	to	2.25%	(31.65)%	to	(32.50)%
2021	2,685	$4.51	to	$3.96	$11,836	— %	1.00%	to	2.25%	21.06%	to	19.56%
Invesco VI Dis Mid Cap Gro, Ser I
2025	35	$1.70	to	$1.68	$59	— %	1.40%	to	1.60%	3.33%	to	3.13%
2024	44	$1.64	to	$1.63	$72	— %	1.40%	to	1.60%	22.49%	to	22.25%
2023	45	$1.34	to	$1.33	$60	— %	1.40%	to	1.60%	11.58%	to	11.36%
2022	110	$1.20	to	$1.19	$132	— %	1.40%	to	1.60%	(31.94)%	to	(32.08)%
2021	111	$1.76	to	$1.76	$196	— %	1.40%	to	1.60%	17.44%	to	17.21%
Invesco VI Dis Mid Cap Gro, Ser II
2025	190	$1.71	to	$1.59	$322	— %	1.00%	to	2.25%	3.49%	to	2.21%
2024	199	$1.65	to	$1.56	$328	— %	1.00%	to	2.25%	22.68%	to	21.15%
2023	275	$1.35	to	$1.29	$370	— %	1.00%	to	2.25%	11.73%	to	10.35%
2022	416	$1.20	to	$1.16	$499	— %	1.00%	to	2.25%	(31.82)%	to	(32.66)%
RiverSource Variable Annuity Account ■ 128

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1),(4)
2021	418	$1.77	to	$1.73	$739	— %	1.00%	to	2.25%	17.61%	to	16.15%
Invesco VI EQV Intl Eq, Ser I
2025	168	$3.39	to	$3.39	$571	1.44%	1.40%	to	1.40%	14.88%	to	14.88%
2024	173	$2.95	to	$2.95	$511	1.71%	1.40%	to	1.40%	(0.79)%	to	(0.79)%
2023	183	$2.98	to	$2.98	$546	0.19%	1.40%	to	1.40%	16.51%	to	16.51%
2022	194	$2.56	to	$2.56	$495	1.70%	1.40%	to	1.40%	(19.44)%	to	(19.44)%
2021	204	$3.17	to	$3.17	$646	1.24%	1.40%	to	1.40%	4.42%	to	4.42%
Invesco VI EQV Intl Eq, Ser II
2025	256	$2.18	to	$1.78	$400	1.15%	1.00%	to	2.25%	15.07%	to	13.65%
2024	338	$1.89	to	$1.57	$460	1.50%	1.00%	to	2.25%	(0.66)%	to	(1.90)%
2023	389	$1.91	to	$1.60	$535	— %	1.00%	to	2.25%	16.70%	to	15.25%
2022	459	$1.63	to	$1.39	$544	1.41%	1.00%	to	2.25%	(19.31)%	to	(20.32)%
2021	523	$2.02	to	$1.74	$774	1.04%	1.00%	to	2.25%	4.56%	to	3.26%
Invesco VI Gbl Strat Inc, Ser I
2025	24	$2.35	to	$2.35	$56	5.80%	1.40%	to	1.40%	11.42%	to	11.42%
2024	26	$2.11	to	$2.11	$55	3.02%	1.40%	to	1.40%	1.72%	to	1.72%
2023	29	$2.07	to	$2.07	$59	— %	1.40%	to	1.40%	7.38%	to	7.38%
2022	30	$1.93	to	$1.93	$58	— %	1.40%	to	1.40%	(12.69)%	to	(12.69)%
2021	32	$2.21	to	$2.21	$70	4.59%	1.40%	to	1.40%	(4.75)%	to	(4.75)%
Invesco VI Gbl Strat Inc, Ser II
2025	5,616	$2.18	to	$1.19	$10,078	5.28%	1.00%	to	2.25%	11.63%	to	10.25%
2024	6,653	$1.95	to	$1.08	$10,712	2.66%	1.00%	to	2.25%	1.76%	to	0.49%
2023	7,090	$1.92	to	$1.08	$11,318	— %	1.00%	to	2.25%	7.53%	to	6.19%
2022	7,936	$1.78	to	$1.01	$11,841	— %	1.00%	to	2.25%	(12.59)%	to	(13.68)%
2021	9,231	$2.04	to	$1.17	$15,803	4.31%	1.00%	to	2.25%	(4.52)%	to	(5.72)%
Invesco VI Global, Ser I
2025	0	$7.26	to	$7.26	$1	— %	1.40%	to	1.40%	13.72%	to	13.72%
2024	0	$6.38	to	$6.38	$1	— %	1.40%	to	1.40%	14.44%	to	14.44%
2023	0	$5.58	to	$5.58	$1	0.23%	1.40%	to	1.40%	32.87%	to	32.87%
2022	0	$4.20	to	$4.20	$1	— %	1.40%	to	1.40%	(32.71)%	to	(32.71)%
2021	0	$6.24	to	$6.24	$1	— %	1.40%	to	1.40%	13.89%	to	13.89%
Invesco VI Global, Ser II
2025	340	$5.83	to	$3.39	$1,880	— %	1.00%	to	2.25%	13.87%	to	12.46%
2024	377	$5.12	to	$3.02	$1,835	— %	1.00%	to	2.25%	14.63%	to	13.19%
2023	436	$4.46	to	$2.67	$1,856	— %	1.00%	to	2.25%	33.11%	to	31.46%
2022	488	$3.35	to	$2.03	$1,562	— %	1.00%	to	2.25%	(32.61)%	to	(33.45)%
2021	521	$4.98	to	$3.05	$2,503	— %	1.00%	to	2.25%	14.03%	to	12.61%
Invesco VI Gro & Inc, Ser II
2025	75	$5.90	to	$5.17	$398	1.15%	1.00%	to	1.85%	14.15%	to	13.18%
2024	82	$5.17	to	$4.57	$385	1.17%	1.00%	to	1.85%	14.56%	to	13.59%
2023	102	$4.51	to	$4.02	$418	1.33%	1.00%	to	1.85%	11.29%	to	10.35%
2022	104	$4.05	to	$3.64	$384	1.25%	1.00%	to	1.85%	(6.94)%	to	(7.72)%
2021	119	$4.36	to	$3.95	$469	1.27%	1.00%	to	1.85%	26.91%	to	25.84%
Invesco VI Hlth, Ser II
2025	15	$3.71	to	$3.04	$49	— %	1.00%	to	2.25%	13.94%	to	12.53%
2024	15	$3.26	to	$2.70	$44	— %	1.00%	to	2.25%	2.83%	to	1.55%
2023	16	$3.17	to	$2.66	$44	— %	1.00%	to	2.25%	1.75%	to	0.49%
2022	16	$3.11	to	$2.64	$44	— %	1.00%	to	2.25%	(14.40)%	to	(15.46)%
2021	16	$3.64	to	$3.13	$53	— %	1.00%	to	2.25%	10.93%	to	9.55%
Invesco VI Main St, Ser I
2025	8	$4.74	to	$4.74	$36	0.55%	1.40%	to	1.40%	14.32%	to	14.32%
2024	8	$4.15	to	$4.15	$32	— %	1.40%	to	1.40%	21.92%	to	21.92%
2023	8	$3.40	to	$3.40	$27	0.86%	1.40%	to	1.40%	21.51%	to	21.51%
2022	8	$2.80	to	$2.80	$22	1.07%	1.40%	to	1.40%	(21.24)%	to	(21.24)%
 129 ■ RiverSource Variable Annuity Account

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1),(4)
2021	19	$3.55	to	$3.55	$66	0.71%	1.40%	to	1.40%	25.80%	to	25.80%
Invesco VI Mn St Mid Cap, Ser II
2025	173	$3.11	to	$2.93	$565	0.10%	1.05%	to	2.20%	7.83%	to	6.60%
2024	191	$2.88	to	$2.75	$582	0.12%	1.05%	to	2.20%	15.56%	to	14.24%
2023	232	$2.50	to	$2.40	$615	0.04%	1.05%	to	2.20%	12.96%	to	11.67%
2022	262	$2.21	to	$2.15	$622	0.07%	1.05%	to	2.20%	(15.34)%	to	(16.31)%
2021	327	$2.61	to	$2.57	$923	0.25%	1.05%	to	2.20%	21.58%	to	20.19%
Invesco VI Mn St Sm Cap, Ser II
2025	300	$6.35	to	$4.09	$1,843	0.23%	1.00%	to	2.25%	7.36%	to	6.03%
2024	324	$5.92	to	$3.86	$1,852	— %	1.00%	to	2.25%	11.28%	to	9.89%
2023	363	$5.32	to	$3.51	$1,910	0.88%	1.00%	to	2.25%	16.65%	to	15.20%
2022	438	$4.56	to	$3.05	$1,957	0.25%	1.00%	to	2.25%	(16.88)%	to	(17.91)%
2021	486	$5.48	to	$3.72	$2,658	0.17%	1.00%	to	2.25%	21.05%	to	19.54%
Janus Hend VIT Gbl Tech Innov, Srv
2025	45	$5.45	to	$4.58	$212	— %	1.15%	to	1.60%	23.42%	to	22.86%
2024	51	$4.42	to	$3.73	$195	— %	1.15%	to	1.60%	30.24%	to	29.65%
2023	53	$3.39	to	$2.87	$156	— %	1.15%	to	1.60%	52.52%	to	51.84%
2022	69	$2.22	to	$1.89	$133	— %	1.15%	to	1.60%	(37.84)%	to	(38.12)%
2021	76	$3.58	to	$3.06	$236	0.11%	1.15%	to	1.60%	16.40%	to	15.88%
Janus Henderson VIT Bal, Inst
2025	165	$7.64	to	$7.64	$1,260	2.02%	1.40%	to	1.40%	13.51%	to	13.51%
2024	175	$6.74	to	$6.74	$1,179	2.05%	1.40%	to	1.40%	13.81%	to	13.81%
2023	192	$5.92	to	$5.92	$1,135	1.98%	1.40%	to	1.40%	13.81%	to	13.81%
2022	253	$5.20	to	$5.20	$1,313	1.24%	1.40%	to	1.40%	(17.56)%	to	(17.56)%
2021	271	$6.31	to	$6.31	$1,709	0.90%	1.40%	to	1.40%	15.57%	to	15.57%
Janus Henderson VIT Enter, Serv
2025	124	$3.64	to	$2.50	$386	0.05%	1.15%	to	1.60%	6.19%	to	5.71%
2024	259	$3.43	to	$2.36	$724	0.63%	1.15%	to	1.60%	14.00%	to	13.48%
2023	277	$3.01	to	$2.08	$684	0.09%	1.15%	to	1.60%	16.43%	to	15.91%
2022	306	$2.59	to	$1.80	$653	0.08%	1.15%	to	1.60%	(17.11)%	to	(17.48)%
2021	320	$3.12	to	$2.18	$820	0.24%	1.15%	to	1.60%	15.21%	to	14.69%
Janus Henderson VIT Gbl Res, Inst
2025	189	$5.30	to	$5.30	$1,003	0.55%	1.40%	to	1.40%	19.24%	to	19.24%
2024	225	$4.45	to	$4.45	$1,000	0.75%	1.40%	to	1.40%	21.86%	to	21.86%
2023	242	$3.65	to	$3.65	$884	0.93%	1.40%	to	1.40%	25.02%	to	25.02%
2022	253	$2.92	to	$2.92	$738	1.05%	1.40%	to	1.40%	(20.53)%	to	(20.53)%
2021	261	$3.67	to	$3.67	$961	0.52%	1.40%	to	1.40%	16.45%	to	16.45%
Janus Henderson VIT Overseas, Serv
2025	72	$2.23	to	$1.94	$152	1.29%	1.40%	to	1.60%	26.79%	to	26.54%
2024	85	$1.76	to	$1.53	$141	1.28%	1.40%	to	1.60%	4.10%	to	3.89%
2023	97	$1.69	to	$1.47	$154	1.41%	1.40%	to	1.60%	9.05%	to	8.83%
2022	116	$1.55	to	$1.36	$170	1.68%	1.40%	to	1.60%	(10.10)%	to	(10.28)%
2021	129	$1.73	to	$1.51	$209	1.05%	1.40%	to	1.60%	11.71%	to	11.49%
Janus Henderson VIT Res, Serv
2025	255	$7.39	to	$6.04	$1,159	— %	1.00%	to	2.25%	16.92%	to	15.47%
2024	429	$6.32	to	$5.23	$1,607	— %	1.00%	to	2.25%	33.61%	to	31.94%
2023	534	$4.73	to	$3.97	$1,529	0.06%	1.00%	to	2.25%	41.39%	to	39.65%
2022	667	$3.35	to	$2.84	$1,367	— %	1.00%	to	2.25%	(30.76)%	to	(31.62)%
2021	687	$4.83	to	$4.15	$2,042	0.02%	1.00%	to	2.25%	18.85%	to	17.38%
Lazard Retire Intl Eq, Serv
2025	14	$2.12	to	$1.99	$29	1.73%	1.40%	to	1.60%	31.27%	to	31.01%
2024	23	$1.61	to	$1.52	$36	2.89%	1.40%	to	1.60%	4.15%	to	3.94%
2023	23	$1.55	to	$1.46	$34	1.07%	1.40%	to	1.60%	14.27%	to	14.05%
RiverSource Variable Annuity Account ■ 130

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1),(4)
2022	34	$1.36	to	$1.28	$45	3.70%	1.40%	to	1.60%	(16.19)%	to	(16.36)%
2021	32	$1.62	to	$1.53	$51	0.94%	1.40%	to	1.60%	4.36%	to	4.15%
LVIP AC Disc Core Val, Std Cl II
2025	35	$4.83	to	$4.83	$168	1.66%	1.40%	to	1.40%	13.26%	to	13.26%
2024	38	$4.27	to	$4.27	$162	1.26%	1.40%	to	1.40%	11.51%	to	11.51%
2023	45	$3.83	to	$3.83	$170	1.54%	1.40%	to	1.40%	7.15%	to	7.15%
2022	52	$3.57	to	$3.57	$185	1.76%	1.40%	to	1.40%	(13.95)%	to	(13.95)%
2021	58	$4.15	to	$4.15	$240	1.07%	1.40%	to	1.40%	21.93%	to	21.93%
LVIP AC Inflation Prot, Serv Cl
2025	8,252	$1.49	to	$1.22	$11,241	7.13%	1.05%	to	2.20%	5.22%	to	4.02%
2024	9,288	$1.42	to	$1.17	$12,094	3.63%	1.05%	to	2.20%	0.48%	to	(0.68)%
2023	9,493	$1.41	to	$1.18	$12,379	3.31%	1.05%	to	2.20%	2.32%	to	1.15%
2022	10,012	$1.38	to	$1.17	$12,834	4.91%	1.05%	to	2.20%	(13.98)%	to	(14.96)%
2021	12,004	$1.60	to	$1.37	$18,001	3.14%	1.05%	to	2.20%	5.16%	to	3.96%
LVIP AC Intl, Serv Cl
2025	—	$1.97	to	$2.20	$3	1.11%	1.05%	to	2.20%	14.61%	to	13.29%
2024	—	$1.72	to	$1.94	$3	1.36%	1.05%	to	2.20%	1.38%	to	0.22%
2023	—	$1.70	to	$1.94	$3	3.15%	1.05%	to	2.20%	11.25%	to	9.98%
2022	15	$1.52	to	$1.76	$29	1.31%	1.05%	to	2.20%	(25.64)%	to	(26.50)%
2021	15	$2.05	to	$2.40	$40	0.01%	1.05%	to	2.20%	7.47%	to	6.24%
LVIP AC Mid Cap Val, Serv Cl
2025	27	$4.30	to	$3.52	$88	1.67%	1.00%	to	2.25%	7.75%	to	6.41%
2024	27	$3.99	to	$3.31	$82	2.42%	1.00%	to	2.25%	7.44%	to	6.10%
2023	27	$3.72	to	$3.12	$77	2.18%	1.00%	to	2.25%	4.97%	to	3.67%
2022	27	$3.54	to	$3.01	$74	2.10%	1.00%	to	2.25%	(2.36)%	to	(3.58)%
2021	28	$3.63	to	$3.12	$81	1.02%	1.00%	to	2.25%	21.79%	to	20.29%
LVIP AC Ultra, Serv Cl
2025	855	$8.97	to	$7.34	$6,116	— %	1.00%	to	2.25%	11.55%	to	10.17%
2024	985	$8.04	to	$6.66	$6,349	— %	1.00%	to	2.25%	27.33%	to	25.74%
2023	1,225	$6.32	to	$5.30	$6,242	— %	1.00%	to	2.25%	41.85%	to	40.09%
2022	1,560	$4.45	to	$3.78	$5,638	— %	1.00%	to	2.25%	(33.13)%	to	(33.96)%
2021	1,531	$6.66	to	$5.73	$8,330	— %	1.00%	to	2.25%	21.77%	to	20.26%
LVIP AC Val, Serv Cl
2025	99	$4.27	to	$3.49	$375	1.37%	1.00%	to	2.25%	14.70%	to	13.28%
2024	117	$3.72	to	$3.08	$385	2.84%	1.00%	to	2.25%	8.20%	to	6.84%
2023	105	$3.44	to	$2.88	$325	2.25%	1.00%	to	2.25%	7.94%	to	6.60%
2022	105	$3.18	to	$2.70	$303	1.94%	1.00%	to	2.25%	(0.69)%	to	(1.91)%
2021	108	$3.21	to	$2.76	$316	1.58%	1.00%	to	2.25%	23.05%	to	21.52%
LVIP AC Val, Std Cl II
2025	42	$6.77	to	$6.77	$283	1.62%	1.40%	to	1.40%	14.41%	to	14.41%
2024	44	$5.92	to	$5.92	$262	2.79%	1.40%	to	1.40%	7.95%	to	7.95%
2023	53	$5.48	to	$5.48	$288	2.38%	1.40%	to	1.40%	7.59%	to	7.59%
2022	57	$5.09	to	$5.09	$291	2.10%	1.40%	to	1.40%	(0.85)%	to	(0.85)%
2021	59	$5.14	to	$5.14	$301	1.75%	1.40%	to	1.40%	22.78%	to	22.78%
LVIP Baron Gro Opp, Serv Cl
2025	6	$6.65	to	$5.31	$37	— %	1.40%	to	1.60%	(11.33)%	to	(11.50)%
2024	8	$7.50	to	$6.00	$58	0.23%	1.40%	to	1.60%	3.97%	to	3.76%
2023	8	$7.21	to	$5.78	$57	— %	1.40%	to	1.60%	16.17%	to	15.94%
2022	9	$6.21	to	$4.99	$50	— %	1.40%	to	1.60%	(26.86)%	to	(27.00)%
2021	11	$8.49	to	$6.83	$90	— %	1.40%	to	1.60%	17.07%	to	16.84%
LVIP JPM US Eq, Std Cl
2025	24	$8.68	to	$8.39	$211	0.44%	1.40%	to	1.60%	12.95%	to	12.71%
2024	30	$7.68	to	$7.44	$226	0.51%	1.40%	to	1.60%	22.25%	to	22.01%
2023	36	$6.28	to	$6.10	$224	1.17%	1.40%	to	1.60%	15.68%(6)	to	15.52%(6)
 131 ■ RiverSource Variable Annuity Account

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1),(4)
MFS Inv Trust, Init Cl
2025	170	$4.93	to	$6.57	$775	1.65%	1.15%	to	1.80%	12.27%	to	11.55%
2024	184	$4.39	to	$5.89	$751	0.72%	1.15%	to	1.80%	18.15%	to	17.38%
2023	239	$3.72	to	$5.02	$831	0.68%	1.15%	to	1.80%	17.62%	to	16.86%
2022	339	$3.16	to	$4.30	$996	0.67%	1.15%	to	1.80%	(17.44)%	to	(17.98)%
2021	365	$3.83	to	$5.24	$1,306	0.64%	1.15%	to	1.80%	25.37%	to	24.55%
MFS Inv Trust, Serv Cl
2025	201	$4.42	to	$4.72	$879	0.60%	1.15%	to	1.80%	12.03%	to	11.30%
2024	206	$3.94	to	$4.24	$808	0.46%	1.15%	to	1.80%	17.85%	to	17.09%
2023	211	$3.35	to	$3.62	$703	0.48%	1.15%	to	1.80%	17.31%	to	16.55%
2022	214	$2.85	to	$3.11	$610	0.37%	1.15%	to	1.80%	(17.64)%	to	(18.17)%
2021	201	$3.46	to	$3.80	$696	0.42%	1.15%	to	1.80%	25.06%	to	24.25%
MFS Mass Inv Gro Stock, Serv Cl
2025	527	$3.27	to	$2.87	$1,681	0.02%	1.00%	to	2.20%	8.51%	to	7.22%
2024	608	$3.01	to	$2.68	$1,792	0.13%	1.00%	to	2.20%	14.83%	to	13.45%
2023	667	$2.62	to	$2.36	$1,738	0.05%	1.00%	to	2.20%	22.48%	to	21.02%
2022	704	$2.14	to	$1.95	$1,503	— %	1.00%	to	2.20%	(20.25)%	to	(21.20)%
2021	748	$2.69	to	$2.48	$2,005	0.03%	1.00%	to	2.20%	24.41%	to	22.93%
MFS New Dis, Init Cl
2025	63	$6.15	to	$3.49	$266	— %	1.15%	to	1.60%	11.67%	to	11.17%
2024	77	$5.51	to	$3.14	$293	— %	1.15%	to	1.60%	5.50%	to	5.02%
2023	83	$5.22	to	$2.99	$302	— %	1.15%	to	1.60%	13.11%	to	12.60%
2022	98	$4.62	to	$2.66	$320	— %	1.15%	to	1.60%	(30.56)%	to	(30.87)%
2021	105	$6.65	to	$3.84	$500	— %	1.15%	to	1.60%	0.64%	to	0.18%
MFS New Dis, Serv Cl
2025	312	$4.37	to	$3.98	$1,338	— %	1.00%	to	2.20%	11.44%	to	10.11%
2024	341	$3.93	to	$3.62	$1,334	— %	1.00%	to	2.20%	5.37%	to	4.11%
2023	382	$3.73	to	$3.47	$1,428	— %	1.00%	to	2.20%	13.12%	to	11.78%
2022	421	$3.29	to	$3.11	$1,391	— %	1.00%	to	2.20%	(30.69)%	to	(31.52)%
2021	424	$4.75	to	$4.54	$2,034	— %	1.00%	to	2.20%	0.56%	to	(0.64)%
MFS Research, Init Cl
2025	55	$4.98	to	$4.11	$270	0.91%	1.40%	to	1.60%	11.28%	to	11.06%
2024	68	$4.47	to	$3.70	$298	0.60%	1.40%	to	1.60%	17.21%	to	16.98%
2023	71	$3.82	to	$3.17	$264	0.50%	1.40%	to	1.60%	20.72%	to	20.48%
2022	94	$3.16	to	$2.63	$292	0.49%	1.40%	to	1.60%	(18.36)%	to	(18.52)%
2021	97	$3.87	to	$3.23	$368	0.56%	1.40%	to	1.60%	23.07%	to	22.82%
MFS Total Return, Init Cl
2025	8	$3.90	to	$3.80	$33	2.69%	1.15%	to	1.25%	9.89%	to	9.78%
2024	9	$3.55	to	$3.46	$31	2.47%	1.15%	to	1.25%	6.51%	to	6.41%
2023	9	$3.33	to	$3.25	$30	2.06%	1.15%	to	1.25%	9.18%	to	9.08%
2022	9	$3.05	to	$2.98	$29	1.71%	1.15%	to	1.25%	(10.61)%	to	(10.70)%
2021	10	$3.41	to	$3.34	$34	1.81%	1.15%	to	1.25%	12.81%	to	12.70%
MFS Total Return, Serv Cl
2025	3,567	$3.71	to	$2.26	$11,685	2.54%	1.00%	to	2.25%	9.81%	to	8.45%
2024	3,841	$3.37	to	$2.09	$11,517	2.32%	1.00%	to	2.25%	6.38%	to	5.05%
2023	4,285	$3.17	to	$1.99	$12,156	1.82%	1.00%	to	2.25%	9.12%	to	7.78%
2022	4,719	$2.91	to	$1.84	$12,249	1.48%	1.00%	to	2.25%	(10.73)%	to	(11.84)%
2021	5,095	$3.26	to	$2.09	$14,880	1.62%	1.00%	to	2.25%	12.70%	to	11.30%
MFS Utilities, Init Cl
2025	415	$6.05	to	$7.52	$1,958	2.81%	1.15%	to	1.80%	13.69%	to	12.96%
2024	537	$5.32	to	$6.65	$2,168	2.31%	1.15%	to	1.80%	10.38%	to	9.66%
2023	569	$4.82	to	$6.07	$2,122	3.53%	1.15%	to	1.80%	(3.23)%	to	(3.85)%
2022	660	$4.98	to	$6.31	$2,612	2.46%	1.15%	to	1.80%	(0.40)%	to	(1.04)%
2021	656	$5.00	to	$6.38	$2,583	1.69%	1.15%	to	1.80%	12.79%	to	12.06%
RiverSource Variable Annuity Account ■ 132

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1),(4)
MFS Utilities, Serv Cl
2025	118	$7.50	to	$2.80	$802	2.72%	1.00%	to	2.25%	13.62%	to	12.21%
2024	134	$6.60	to	$2.50	$803	2.09%	1.00%	to	2.25%	10.23%	to	8.85%
2023	154	$5.99	to	$2.29	$856	3.22%	1.00%	to	2.25%	(3.30)%	to	(4.50)%
2022	176	$6.19	to	$2.40	$1,016	2.13%	1.00%	to	2.25%	(0.52)%	to	(1.75)%
2021	186	$6.23	to	$2.44	$1,075	1.46%	1.00%	to	2.25%	12.69%	to	11.29%
MS VIF Dis, Cl II
2025	12	$5.74	to	$4.70	$62	0.40%	1.00%	to	2.25%	11.32%	to	9.94%
2024	13	$5.16	to	$4.27	$59	— %	1.00%	to	2.25%	40.31%	to	38.56%
2023	14	$3.68	to	$3.08	$45	— %	1.00%	to	2.25%	42.70%	to	40.94%
2022	16	$2.58	to	$2.19	$36	— %	1.00%	to	2.25%	(63.34)%	to	(63.79)%
2021	17	$7.03	to	$6.04	$106	— %	1.00%	to	2.25%	(12.08)%	to	(13.17)%
PIMCO VIT All Asset, Advisor Cl
2025	230	$1.95	to	$1.60	$416	4.47%	1.00%	to	2.25%	13.06%	to	11.65%
2024	289	$1.73	to	$1.43	$465	6.15%	1.00%	to	2.25%	2.54%	to	1.25%
2023	392	$1.68	to	$1.41	$615	2.82%	1.00%	to	2.25%	6.94%	to	5.62%
2022	412	$1.57	to	$1.34	$609	7.47%	1.00%	to	2.25%	(12.75)%	to	(13.81)%
2021	498	$1.80	to	$1.55	$850	10.84%	1.00%	to	2.25%	14.89%	to	13.46%
Put VT Div Inc, Cl IA
2025	137	$2.84	to	$2.84	$390	6.51%	1.40%	to	1.40%	7.42%	to	7.42%
2024	147	$2.65	to	$2.65	$389	6.32%	1.40%	to	1.40%	4.61%	to	4.61%
2023	154	$2.53	to	$2.53	$394	6.66%	1.40%	to	1.40%	3.55%	to	3.55%
2022	176	$2.44	to	$2.44	$436	7.03%	1.40%	to	1.40%	(3.42)%	to	(3.42)%
2021	183	$2.53	to	$2.53	$471	0.94%	1.40%	to	1.40%	(8.02)%	to	(8.02)%
Put VT Div Inc, Cl IB
2025	51	$2.13	to	$2.13	$109	6.21%	1.40%	to	1.40%	7.08%	to	7.08%
2024	61	$1.99	to	$1.99	$121	6.23%	1.40%	to	1.40%	4.29%	to	4.29%
2023	72	$1.91	to	$1.91	$136	6.21%	1.40%	to	1.40%	3.36%	to	3.36%
2022	83	$1.85	to	$1.85	$154	6.86%	1.40%	to	1.40%	(3.70)%	to	(3.70)%
2021	91	$1.92	to	$1.92	$174	0.65%	1.40%	to	1.40%	(8.24)%	to	(8.24)%
Put VT Emerg Mkts Eq, Cl IB
2025	131	$1.88	to	$2.08	$229	0.67%	1.00%	to	1.40%	32.82%	to	32.29%
2024	152	$1.42	to	$1.57	$201	1.45%	1.00%	to	1.40%	14.41%	to	13.95%
2023	170	$1.24	to	$1.38	$198	0.49%	1.00%	to	1.40%	10.48%	to	10.04%
2022	181	$1.12	to	$1.25	$194	— %	1.00%	to	1.40%	(28.19)%	to	(28.48)%
2021	191	$1.56	to	$1.75	$286	0.48%	1.00%	to	1.40%	(5.14)%	to	(5.52)%
Put VT Focused Intl Eq, Cl IA
2025	111	$3.63	to	$3.63	$402	3.64%	1.40%	to	1.40%	34.85%	to	34.85%
2024	136	$2.70	to	$2.70	$366	1.86%	1.40%	to	1.40%	2.18%	to	2.18%
2023	142	$2.64	to	$2.64	$375	0.95%	1.40%	to	1.40%	17.90%	to	17.90%
2022	155	$2.24	to	$2.24	$346	2.09%	1.40%	to	1.40%	(19.13)%	to	(19.13)%
2021	161	$2.77	to	$2.77	$445	0.96%	1.40%	to	1.40%	11.28%	to	11.28%
Put VT Global Hlth Care, Cl IB
2025	115	$6.40	to	$4.20	$624	— %	1.00%	to	2.20%	13.91%	to	12.55%
2024	123	$5.62	to	$3.74	$589	0.48%	1.00%	to	2.20%	0.41%	to	(0.79)%
2023	150	$5.59	to	$3.77	$723	0.31%	1.00%	to	2.20%	8.05%	to	6.77%
2022	172	$5.18	to	$3.53	$767	0.41%	1.00%	to	2.20%	(5.62)%	to	(6.74)%
2021	227	$5.49	to	$3.78	$1,064	1.11%	1.00%	to	2.20%	18.22%	to	16.80%
Put VT Hi Yield, Cl IA
2025	64	$4.26	to	$4.26	$271	7.66%	1.40%	to	1.40%	7.35%	to	7.35%
2024	90	$3.97	to	$3.97	$355	5.84%	1.40%	to	1.40%	6.68%	to	6.68%
2023	93	$3.72	to	$3.72	$344	5.75%	1.40%	to	1.40%	10.74%	to	10.74%
2022	105	$3.36	to	$3.36	$351	5.40%	1.40%	to	1.40%	(12.60)%	to	(12.60)%
2021	108	$3.84	to	$3.84	$413	4.96%	1.40%	to	1.40%	3.74%	to	3.74%
 133 ■ RiverSource Variable Annuity Account

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1),(4)
Put VT Hi Yield, Cl IB
2025	21	$3.05	to	$3.05	$65	6.37%	1.40%	to	1.40%	7.17%	to	7.17%
2024	25	$2.84	to	$2.84	$72	5.95%	1.40%	to	1.40%	6.35%	to	6.35%
2023	30	$2.67	to	$2.67	$81	5.48%	1.40%	to	1.40%	10.58%	to	10.58%
2022	35	$2.42	to	$2.42	$85	5.31%	1.40%	to	1.40%	(12.83)%	to	(12.83)%
2021	39	$2.77	to	$2.77	$108	4.69%	1.40%	to	1.40%	3.52%	to	3.52%
Put VT Inc, Cl IB
2025	11	$2.07	to	$1.49	$21	4.87%	1.15%	to	1.80%	6.02%	to	5.34%
2024	13	$1.96	to	$1.41	$23	5.25%	1.15%	to	1.80%	1.15%	to	0.48%
2023	14	$1.93	to	$1.41	$24	5.74%	1.15%	to	1.80%	3.50%	to	2.84%
2022	15	$1.87	to	$1.37	$26	5.72%	1.15%	to	1.80%	(14.80)%	to	(15.35)%
2021	16	$2.19	to	$1.62	$32	1.29%	1.15%	to	1.80%	(5.68)%	to	(6.29)%
Put VT Intl Eq, Cl IB
2025	1,540	$2.98	to	$2.26	$3,428	0.01%	1.00%	to	2.20%	36.32%	to	34.69%
2024	1,737	$2.19	to	$1.68	$2,863	2.19%	1.00%	to	2.20%	1.94%	to	0.72%
2023	1,976	$2.14	to	$1.67	$3,206	0.04%	1.00%	to	2.20%	17.33%	to	15.94%
2022	2,269	$1.83	to	$1.44	$3,168	1.55%	1.00%	to	2.20%	(15.62)%	to	(16.62)%
2021	2,435	$2.17	to	$1.73	$4,049	1.18%	1.00%	to	2.20%	7.74%	to	6.45%
Put VT Intl Val, Cl IB
2025	—	$2.61	to	$2.61	$0	1.21%	1.40%	to	1.40%	32.81%	to	32.81%
2024	—	$1.96	to	$1.96	$0	2.38%	1.40%	to	1.40%	3.74%	to	3.74%
2023	—	$1.89	to	$1.89	$0	1.48%	1.40%	to	1.40%	17.03%	to	17.03%
2022	—	$1.62	to	$1.62	$0	2.03%	1.40%	to	1.40%	(8.10)%	to	(8.10)%
2021	—	$1.76	to	$1.76	$0	1.99%	1.40%	to	1.40%	13.34%	to	13.34%
Put VT Lg Cap Gro, Cl IA
2025	148	$4.33	to	$4.33	$642	— %	1.40%	to	1.40%	12.99%	to	12.99%
2024	162	$3.83	to	$3.83	$623	0.09%	1.40%	to	1.40%	31.84%	to	31.84%
2023	172	$2.91	to	$2.91	$505	— %	1.40%	to	1.40%	42.88%	to	42.88%
2022	186	$2.03	to	$2.03	$380	— %	1.40%	to	1.40%	(31.33)%	to	(31.33)%
2021	194	$2.96	to	$2.96	$577	— %	1.40%	to	1.40%	21.29%	to	21.29%
Put VT Lg Cap Gro, Cl IB
2025	318	$4.23	to	$4.23	$1,345	— %	1.40%	to	1.40%	12.75%	to	12.75%
2024	335	$3.76	to	$3.76	$1,258	— %	1.40%	to	1.40%	31.54%	to	31.54%
2023	362	$2.85	to	$2.85	$1,035	— %	1.40%	to	1.40%	42.47%	to	42.47%
2022	384	$2.00	to	$2.00	$770	— %	1.40%	to	1.40%	(31.47)%	to	(31.47)%
2021	402	$2.92	to	$2.92	$1,177	— %	1.40%	to	1.40%	20.95%	to	20.95%
Put VT Lg Cap Val, Cl IA
2025	1,086	$2.65	to	$2.65	$2,876	1.66%	1.40%	to	1.40%	18.99%	to	18.99%
2024	1,264	$2.22	to	$2.22	$2,812	1.29%	1.40%	to	1.40%	17.79%	to	17.79%
2023	1,337	$1.89	to	$1.89	$2,531	2.27%	1.40%	to	1.40%	14.32%	to	14.32%
2022	1,461	$1.65	to	$1.65	$2,416	1.68%	1.40%	to	1.40%	(4.21)%	to	(4.21)%
2021	1,579	$1.72	to	$1.72	$2,726	1.38%	1.40%	to	1.40%	25.85%	to	25.85%
Put VT Lg Cap Val, Cl IB
2025	1,023	$2.68	to	$2.49	$2,676	1.51%	1.00%	to	1.85%	19.15%	to	18.15%
2024	1,301	$2.25	to	$2.11	$2,862	1.11%	1.00%	to	1.85%	17.95%	to	16.95%
2023	1,483	$1.91	to	$1.80	$2,776	2.04%	1.00%	to	1.85%	14.52%	to	13.55%
2022	1,584	$1.67	to	$1.59	$2,602	1.48%	1.00%	to	1.85%	(4.09)%	to	(4.91)%
2021	1,596	$1.74	to	$1.67	$2,747	1.20%	1.00%	to	1.85%	26.04%	to	24.97%
Put VT Research, Cl IB
2025	7	$6.89	to	$7.21	$54	0.56%	1.00%	to	1.85%	16.71%	to	15.72%
2024	8	$5.91	to	$6.23	$49	0.41%	1.00%	to	1.85%	25.02%	to	23.95%
2023	9	$4.72	to	$5.03	$46	0.77%	1.00%	to	1.85%	27.58%	to	26.50%
2022	12	$3.70	to	$3.97	$45	0.57%	1.00%	to	1.85%	(18.10)%	to	(18.79)%
2021	15	$4.52	to	$4.89	$71	0.10%	1.00%	to	1.85%	22.90%	to	21.86%
RiverSource Variable Annuity Account ■ 134

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1),(4)
Put VT Sm Cap Val, Cl IB
2025	95	$2.77	to	$3.03	$294	0.68%	1.05%	to	2.20%	4.17%	to	2.98%
2024	101	$2.66	to	$2.95	$304	0.98%	1.05%	to	2.20%	5.08%	to	3.87%
2023	201	$2.53	to	$2.84	$605	0.16%	1.05%	to	2.20%	22.46%	to	21.07%
2022	216	$2.07	to	$2.34	$533	0.17%	1.05%	to	2.20%	(13.89)%	to	(14.87)%
2021	241	$2.40	to	$2.75	$700	0.73%	1.05%	to	2.20%	38.44%	to	36.86%
Put VT Sus Leaders, Cl IA
2025	207	$12.01	to	$12.01	$2,491	0.96%	1.40%	to	1.40%	9.45%	to	9.45%
2024	267	$10.98	to	$10.98	$2,934	0.38%	1.40%	to	1.40%	21.61%	to	21.61%
2023	288	$9.03	to	$9.03	$2,596	0.75%	1.40%	to	1.40%	24.67%	to	24.67%
2022	305	$7.24	to	$7.24	$2,205	0.83%	1.40%	to	1.40%	(23.79)%	to	(23.79)%
2021	328	$9.50	to	$9.50	$3,112	0.33%	1.40%	to	1.40%	22.12%	to	22.12%
Put VT Sus Leaders, Cl IB
2025	390	$6.56	to	$5.46	$2,444	0.71%	1.00%	to	2.20%	9.59%	to	8.29%
2024	475	$5.99	to	$5.05	$2,723	0.21%	1.00%	to	2.20%	21.79%	to	20.34%
2023	599	$4.92	to	$4.19	$2,826	0.52%	1.00%	to	2.20%	24.86%	to	23.37%
2022	650	$3.94	to	$3.40	$2,466	0.56%	1.00%	to	2.20%	(23.68)%	to	(24.59)%
2021	703	$5.16	to	$4.51	$3,511	0.14%	1.00%	to	2.20%	22.30%	to	20.85%
Royce Micro-Cap, Invest Cl
2025	31	$7.55	to	$6.32	$226	— %	1.40%	to	1.60%	12.31%	to	12.08%
2024	55	$6.72	to	$5.64	$336	— %	1.40%	to	1.60%	12.08%	to	11.86%
2023	59	$6.00	to	$5.04	$319	— %	1.40%	to	1.60%	17.14%	to	16.90%
2022	70	$5.12	to	$4.31	$320	— %	1.40%	to	1.60%	(23.51)%	to	(23.66)%
2021	74	$6.69	to	$5.65	$445	— %	1.40%	to	1.60%	28.17%	to	27.92%
Royce Sm-Cap, Invest Cl
2025	34	$7.42	to	$6.81	$247	1.84%	1.40%	to	1.60%	7.42%	to	7.20%
2024	39	$6.91	to	$6.35	$263	1.14%	1.40%	to	1.60%	1.96%	to	1.75%
2023	46	$6.78	to	$6.24	$303	0.89%	1.40%	to	1.60%	24.18%	to	23.93%
2022	47	$5.46	to	$5.03	$251	0.39%	1.40%	to	1.60%	(10.45)%	to	(10.63)%
2021	51	$6.09	to	$5.63	$306	1.39%	1.40%	to	1.60%	27.03%	to	26.77%
Temp Dev Mkts, Cl 2
2025	49	$4.49	to	$4.11	$203	0.55%	1.00%	to	1.35%	44.81%	to	44.31%
2024	62	$3.10	to	$2.85	$179	3.76%	1.00%	to	1.35%	6.59%	to	6.22%
2023	82	$2.91	to	$2.68	$223	2.15%	1.00%	to	1.35%	11.51%	to	11.12%
2022	94	$2.61	to	$2.41	$229	2.62%	1.00%	to	1.35%	(22.75)%	to	(23.03)%
2021	95	$3.37	to	$3.13	$300	0.88%	1.00%	to	1.35%	(6.68)%	to	(7.00)%
Temp Foreign, Cl 2
2025	1,062	$2.20	to	$2.72	$2,389	2.34%	1.00%	to	1.85%	27.91%	to	26.83%
2024	1,277	$1.72	to	$2.15	$2,244	2.42%	1.00%	to	1.85%	(1.99)%	to	(2.82)%
2023	1,379	$1.75	to	$2.21	$2,501	3.22%	1.00%	to	1.85%	19.56%	to	18.55%
2022	1,570	$1.46	to	$1.86	$2,387	3.07%	1.00%	to	1.85%	(8.52)%	to	(9.30)%
2021	1,653	$1.60	to	$2.05	$2,766	1.82%	1.00%	to	1.85%	3.12%	to	2.25%
Temp Global Bond, Cl 2
2025	3,207	$1.09	to	$0.89	$5,081	— %	1.00%	to	2.25%	14.58%	to	13.15%
2024	3,842	$0.95	to	$0.79	$5,346	— %	1.00%	to	2.25%	(12.26)%	to	(13.35)%
2023	3,832	$1.09	to	$0.91	$6,127	— %	1.00%	to	2.25%	1.86%	to	0.60%
2022	4,102	$1.07	to	$0.90	$6,479	— %	1.00%	to	2.25%	(5.89)%	to	(7.06)%
2021	5,109	$1.13	to	$0.97	$8,626	— %	1.00%	to	2.25%	(5.94)%	to	(7.11)%
Temp Gro, Cl 2
2025	59	$2.48	to	$2.03	$130	0.86%	1.00%	to	2.25%	22.59%	to	21.08%
2024	91	$2.02	to	$1.67	$165	0.81%	1.00%	to	2.25%	4.35%	to	3.05%
2023	156	$1.94	to	$1.63	$267	3.32%	1.00%	to	2.25%	19.81%	to	18.32%
2022	166	$1.62	to	$1.37	$239	0.16%	1.00%	to	2.25%	(12.38)%	to	(13.47)%
2021	184	$1.85	to	$1.59	$302	1.14%	1.00%	to	2.25%	3.83%	to	2.54%
 135 ■ RiverSource Variable Annuity Account

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1),(4)
Third Ave VST Third Ave Value
2025	41	$5.29	to	$5.45	$222	2.24%	1.40%	to	1.60%	32.97%	to	32.71%
2024	55	$3.98	to	$4.11	$220	2.52%	1.40%	to	1.60%	(3.64)%	to	(3.83)%
2023	56	$4.13	to	$4.27	$232	2.36%	1.40%	to	1.60%	19.14%	to	18.90%
2022	58	$3.47	to	$3.59	$205	1.47%	1.40%	to	1.60%	14.50%	to	14.27%
2021	65	$3.03	to	$3.14	$200	0.70%	1.40%	to	1.60%	20.36%	to	20.12%
VP Aggr, Cl 2
2025	2,510	$3.20	to	$2.63	$7,622	— %	1.00%	to	2.25%	16.46%	to	15.01%
2024	2,856	$2.75	to	$2.29	$7,461	— %	1.00%	to	2.25%	12.07%	to	10.67%
2023	3,639	$2.45	to	$2.07	$8,543	— %	1.00%	to	2.25%	16.06%	to	14.62%
2022	5,040	$2.11	to	$1.80	$10,226	— %	1.00%	to	2.25%	(19.00)%	to	(20.00)%
2021	5,958	$2.61	to	$2.25	$14,972	— %	1.00%	to	2.25%	14.61%	to	13.18%
VP Aggr, Cl 4
2025	18,483	$3.21	to	$2.63	$54,496	— %	1.00%	to	2.25%	16.46%	to	15.02%
2024	23,194	$2.75	to	$2.29	$59,351	— %	1.00%	to	2.25%	12.08%	to	10.68%
2023	27,355	$2.46	to	$2.07	$62,759	— %	1.00%	to	2.25%	16.03%	to	14.59%
2022	31,593	$2.12	to	$1.80	$62,848	— %	1.00%	to	2.25%	(19.00)%	to	(20.01)%
2021	35,239	$2.61	to	$2.26	$86,904	— %	1.00%	to	2.25%	14.62%	to	13.20%
VP Conserv, Cl 2
2025	7,731	$1.51	to	$1.24	$11,051	— %	1.00%	to	2.25%	9.12%	to	7.76%
2024	8,559	$1.39	to	$1.15	$11,218	— %	1.00%	to	2.25%	3.38%	to	2.09%
2023	9,869	$1.34	to	$1.13	$12,557	— %	1.00%	to	2.25%	7.39%	to	6.06%
2022	12,028	$1.25	to	$1.07	$14,301	— %	1.00%	to	2.25%	(16.38)%	to	(17.42)%
2021	13,302	$1.49	to	$1.29	$18,961	— %	1.00%	to	2.25%	1.79%	to	0.53%
VP Conserv, Cl 4
2025	21,987	$1.51	to	$1.24	$30,979	— %	1.00%	to	2.25%	9.12%	to	7.76%
2024	25,864	$1.39	to	$1.15	$33,523	— %	1.00%	to	2.25%	3.44%	to	2.15%
2023	30,356	$1.34	to	$1.13	$38,161	— %	1.00%	to	2.25%	7.32%	to	5.99%
2022	36,585	$1.25	to	$1.07	$43,017	— %	1.00%	to	2.25%	(16.33)%	to	(17.37)%
2021	44,394	$1.49	to	$1.29	$62,613	— %	1.00%	to	2.25%	1.80%	to	0.53%
VP Man Risk US, Cl 2
2025	16	$1.59	to	$1.43	$26	— %	1.00%	to	2.25%	8.50%	to	7.15%
2024	18	$1.46	to	$1.34	$26	— %	1.00%	to	2.25%	10.59%	to	9.21%
2023	20	$1.32	to	$1.22	$27	— %	1.00%	to	2.25%	13.41%	to	12.00%
2022	22	$1.17	to	$1.09	$26	— %	1.00%	to	2.25%	(18.04)%	to	(19.06)%
2021	24	$1.42	to	$1.35	$35	— %	1.00%	to	2.25%	12.21%	to	10.82%
VP Man Risk, Cl 2
2025	186	$1.43	to	$1.29	$260	— %	1.00%	to	2.25%	11.03%	to	9.65%
2024	217	$1.28	to	$1.17	$273	— %	1.00%	to	2.25%	8.32%	to	6.97%
2023	249	$1.19	to	$1.10	$290	— %	1.00%	to	2.25%	11.14%	to	9.77%
2022	300	$1.07	to	$1.00	$316	— %	1.00%	to	2.25%	(18.21)%	to	(19.22)%
2021	356	$1.30	to	$1.24	$459	— %	1.00%	to	2.25%	9.62%	to	8.26%
VP Man Vol Conserv Gro, Cl 2
2025	17,144	$1.43	to	$1.23	$23,035	— %	1.00%	to	2.25%	9.91%	to	8.55%
2024	20,292	$1.31	to	$1.13	$24,929	— %	1.00%	to	2.25%	5.74%	to	4.42%
2023	23,720	$1.23	to	$1.09	$27,721	— %	1.00%	to	2.25%	8.89%	to	7.54%
2022	28,273	$1.13	to	$1.01	$30,541	— %	1.00%	to	2.25%	(17.89)%	to	(18.91)%
2021	32,135	$1.38	to	$1.25	$42,467	— %	1.00%	to	2.25%	4.40%	to	3.11%
VP Man Vol Conserv, Cl 2
2025	7,402	$1.27	to	$1.09	$8,767	— %	1.00%	to	2.25%	8.09%	to	6.74%
2024	8,562	$1.18	to	$1.02	$9,459	— %	1.00%	to	2.25%	3.27%	to	1.98%
2023	9,887	$1.14	to	$1.00	$10,635	— %	1.00%	to	2.25%	6.80%	to	5.47%
2022	10,961	$1.07	to	$0.95	$11,073	— %	1.00%	to	2.25%	(16.83)%	to	(17.86)%
2021	11,095	$1.28	to	$1.16	$13,538	— %	1.00%	to	2.25%	1.61%	to	0.34%
RiverSource Variable Annuity Account ■ 136

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1),(4)
VP Man Vol Gro, Cl 2
2025	45,290	$1.81	to	$1.56	$77,543	— %	1.00%	to	2.25%	13.60%	to	12.19%
2024	53,476	$1.60	to	$1.39	$80,977	— %	1.00%	to	2.25%	10.86%	to	9.47%
2023	61,933	$1.44	to	$1.27	$85,008	— %	1.00%	to	2.25%	13.46%	to	12.05%
2022	69,477	$1.27	to	$1.13	$84,426	— %	1.00%	to	2.25%	(20.23)%	to	(21.22)%
2021	78,467	$1.59	to	$1.44	$120,065	— %	1.00%	to	2.25%	10.78%	to	9.40%
VP Man Vol Mod Gro, Cl 2
2025	90,996	$1.63	to	$1.40	$138,977	— %	1.00%	to	2.25%	11.75%	to	10.36%
2024	108,234	$1.46	to	$1.27	$148,718	— %	1.00%	to	2.25%	8.32%	to	6.96%
2023	126,249	$1.35	to	$1.19	$161,004	— %	1.00%	to	2.25%	11.16%	to	9.78%
2022	143,791	$1.21	to	$1.08	$165,780	— %	1.00%	to	2.25%	(18.97)%	to	(19.97)%
2021	162,991	$1.49	to	$1.35	$233,147	— %	1.00%	to	2.25%	7.62%	to	6.28%
VP Mod Aggr, Cl 2
2025	10,883	$2.70	to	$2.21	$27,719	— %	1.00%	to	2.25%	14.56%	to	13.13%
2024	13,658	$2.35	to	$1.96	$30,435	— %	1.00%	to	2.25%	9.89%	to	8.52%
2023	16,669	$2.14	to	$1.80	$33,939	— %	1.00%	to	2.25%	13.79%	to	12.38%
2022	19,680	$1.88	to	$1.60	$35,392	— %	1.00%	to	2.25%	(18.41)%	to	(19.42)%
2021	25,188	$2.31	to	$1.99	$55,691	— %	1.00%	to	2.25%	11.19%	to	9.81%
VP Mod Aggr, Cl 4
2025	50,422	$2.70	to	$2.22	$124,949	— %	1.00%	to	2.25%	14.53%	to	13.11%
2024	62,575	$2.36	to	$1.96	$136,099	— %	1.00%	to	2.25%	9.87%	to	8.50%
2023	72,302	$2.15	to	$1.81	$143,922	— %	1.00%	to	2.25%	13.77%	to	12.36%
2022	86,561	$1.89	to	$1.61	$152,423	— %	1.00%	to	2.25%	(18.38)%	to	(19.40)%
2021	101,715	$2.31	to	$1.99	$220,851	— %	1.00%	to	2.25%	11.22%	to	9.83%
VP Mod Conserv, Cl 2
2025	11,964	$1.85	to	$1.52	$20,784	— %	1.00%	to	2.25%	10.98%	to	9.60%
2024	13,230	$1.66	to	$1.38	$20,858	— %	1.00%	to	2.25%	5.34%	to	4.03%
2023	15,883	$1.58	to	$1.33	$23,826	— %	1.00%	to	2.25%	9.40%	to	8.05%
2022	19,163	$1.44	to	$1.23	$26,305	— %	1.00%	to	2.25%	(16.92)%	to	(17.95)%
2021	21,920	$1.74	to	$1.50	$36,380	— %	1.00%	to	2.25%	4.69%	to	3.39%
VP Mod Conserv, Cl 4
2025	28,154	$1.85	to	$1.52	$48,002	— %	1.00%	to	2.25%	11.02%	to	9.64%
2024	34,566	$1.67	to	$1.39	$53,370	— %	1.00%	to	2.25%	5.33%	to	4.02%
2023	41,087	$1.58	to	$1.33	$60,596	— %	1.00%	to	2.25%	9.39%	to	8.03%
2022	48,643	$1.45	to	$1.23	$65,859	— %	1.00%	to	2.25%	(16.94)%	to	(17.97)%
2021	55,536	$1.74	to	$1.50	$91,018	— %	1.00%	to	2.25%	4.74%	to	3.43%
VP Mod, Cl 2
2025	79,894	$2.27	to	$1.86	$172,776	— %	1.00%	to	2.25%	12.72%	to	11.33%
2024	94,186	$2.01	to	$1.67	$181,204	— %	1.00%	to	2.25%	7.63%	to	6.29%
2023	106,741	$1.87	to	$1.58	$191,309	— %	1.00%	to	2.25%	11.84%	to	10.45%
2022	121,163	$1.67	to	$1.43	$194,674	— %	1.00%	to	2.25%	(17.44)%	to	(18.46)%
2021	132,830	$2.03	to	$1.75	$259,307	— %	1.00%	to	2.25%	7.92%	to	6.58%
VP Mod, Cl 4
2025	249,427	$2.27	to	$1.87	$527,246	— %	1.00%	to	2.25%	12.71%	to	11.31%
2024	291,166	$2.02	to	$1.68	$547,871	— %	1.00%	to	2.25%	7.62%	to	6.28%
2023	345,071	$1.87	to	$1.58	$605,341	— %	1.00%	to	2.25%	11.82%	to	10.43%
2022	396,064	$1.67	to	$1.43	$623,767	— %	1.00%	to	2.25%	(17.41)%	to	(18.44)%
2021	452,165	$2.03	to	$1.75	$865,825	— %	1.00%	to	2.25%	7.96%	to	6.62%
VP Ptnrs Core Eq, Cl 3
2025	158	$4.99	to	$4.08	$539	— %	1.00%	to	2.25%	12.14%	to	10.75%
2024	205	$4.45	to	$3.68	$626	— %	1.00%	to	2.25%	22.03%	to	20.50%
2023	277	$3.65	to	$3.06	$697	— %	1.00%	to	2.25%	23.32%	to	21.79%
2022	334	$2.96	to	$2.51	$684	— %	1.00%	to	2.25%	(18.25)%	to	(19.27)%
2021	393	$3.62	to	$3.11	$992	— %	1.00%	to	2.25%	28.05%	to	26.46%
 137 ■ RiverSource Variable Annuity Account

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1),(4)
VP Ptnrs Sm Cap Val, Cl 3
2025	2,379	$3.95	to	$2.51	$8,029	— %	1.00%	to	2.25%	6.14%	to	4.82%
2024	2,536	$3.72	to	$2.40	$8,115	— %	1.00%	to	2.25%	6.75%	to	5.42%
2023	2,889	$3.49	to	$2.27	$8,768	— %	1.00%	to	2.25%	10.16%	to	8.79%
2022	3,047	$3.17	to	$2.09	$8,464	— %	1.00%	to	2.25%	(13.92)%	to	(14.99)%
2021	3,668	$3.68	to	$2.46	$11,935	— %	1.00%	to	2.25%	22.65%	to	21.13%
VP US Flex Conserv Gro, Cl 2
2025	202	$1.45	to	$1.29	$286	— %	1.00%	to	2.25%	8.14%	to	6.79%
2024	250	$1.34	to	$1.21	$328	— %	1.00%	to	2.25%	8.32%	to	6.97%
2023	291	$1.24	to	$1.13	$354	— %	1.00%	to	2.25%	10.12%	to	8.76%
2022	401	$1.12	to	$1.04	$442	— %	1.00%	to	2.25%	(17.56)%	to	(18.59)%
2021	363	$1.36	to	$1.28	$488	— %	1.00%	to	2.25%	6.43%	to	5.10%
VP US Flex Gro, Cl 2
2025	2,143	$1.93	to	$1.72	$4,098	— %	1.00%	to	2.25%	9.97%	to	8.60%
2024	2,465	$1.76	to	$1.59	$4,287	— %	1.00%	to	2.25%	15.98%	to	14.53%
2023	2,437	$1.51	to	$1.38	$3,656	— %	1.00%	to	2.25%	15.64%	to	14.21%
2022	2,821	$1.31	to	$1.21	$3,668	— %	1.00%	to	2.25%	(19.54)%	to	(20.53)%
2021	2,316	$1.63	to	$1.53	$3,748	— %	1.00%	to	2.25%	14.35%	to	12.93%
VP US Flex Mod Gro, Cl 2
2025	1,317	$1.68	to	$1.50	$2,186	— %	1.00%	to	2.25%	9.01%	to	7.65%
2024	1,621	$1.54	to	$1.39	$2,472	— %	1.00%	to	2.25%	12.06%	to	10.66%
2023	1,572	$1.38	to	$1.26	$2,139	— %	1.00%	to	2.25%	12.74%	to	11.34%
2022	1,469	$1.22	to	$1.13	$1,772	— %	1.00%	to	2.25%	(18.35)%	to	(19.37)%
2021	1,916	$1.49	to	$1.40	$2,841	— %	1.00%	to	2.25%	10.37%	to	8.99%

(1)	The accumulation unit values and total returns are presented as a range of values based on the variable annuity contracts with the lowest and highest expense ratios.
(2)
These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

(3)
These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the notated effective date through the end of the reporting period. Although the total return is presented as a range of values based on the subaccounts representing the lowest and highest expense ratios, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.

(5)	New subaccount operations commenced on April 23, 2021.
(6)	New subaccount operations commenced on April 28, 2023.
RiverSource Variable Annuity Account ■ 138

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF

RIVERSOURCE LIFE INSURANCE COMPANY

Opinion

We have audited the accompanying consolidated financial statements of RiverSource Life Insurance Company and its subsidiaries (the “Company”), which comprise the consolidated balance sheets as of December 31, 2025 and 2024, and the related consolidated statements of income, of comprehensive income, of shareholder’s equity and of cash flows for each of the three years in the period ended December 31, 2025, including the related notes (collectively referred to as the “consolidated financial statements”).

In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Consolidated Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the consolidated financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Consolidated Financial Statements

Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2026

RiverSource Life Insurance Company

CONSOLIDATED BALANCE SHEETS

(in millions, except share amounts)

December 31,	2025	2024
Assets
Investments:
Available-for-Sale: Fixed maturities, at fair value (amortized cost: 2025, $26,292; 2024, $23,127; allowance for credit losses: 2025, $1; 2024, $1)	$26,105	$22,259
Mortgage loans, at amortized cost (allowance for credit losses: 2025, $10; 2024, $10)	1,927	1,797
Policy loans	1,056	982
Other investments (allowance for credit losses: 2025, nil; 2024, nil)	95	115
Total investments	29,183	25,153
Investments of consolidated investment entities, at fair value	2,618	2,387
Cash and cash equivalents	3,616	2,483
Cash of consolidated investment entities, at fair value	150	373
Market risk benefits	2,274	2,182
Reinsurance recoverables (allowance for credit losses: 2025, $19; 2024, $20)	4,213	4,046
Receivables	5,621	6,042
Receivables of consolidated investment entities, at fair value	30	31
Accrued investment income	239	216
Deferred acquisition costs	2,611	2,661
Other assets	14,059	10,482
Other assets of consolidated investment entities, at fair value	—	2
Separate account assets	77,645	75,576
Total assets	$142,259	$131,634

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$46,492	$41,863
Market risk benefits	1,182	1,263
Short-term borrowings	200	201
Long-term debt	500	500
Debt of consolidated investment entities, at fair value	2,585	2,429
Other liabilities	11,727	8,298
Other liabilities of consolidated investment entities, at fair value	159	314
Separate account liabilities	77,645	75,576
Total liabilities	140,490	130,444
Shareholder’s equity:
Common stock, $30 par value; 100,000 shares authorized, issued and outstanding	3	3
Additional paid-in capital	2,466	2,466
Accumulated deficit	(298)	(400)
Accumulated other comprehensive income (loss), net of tax	(402)	(879)
Total shareholder’s equity	1,769	1,190
Total liabilities and shareholder’s equity	$142,259	$131,634

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF INCOME

(in millions)

Years Ended December 31,	2025	2024	2023
Revenues
Premiums	$392	$472	$448
Net investment income	1,685	1,546	1,304
Policy and contract charges	2,147	2,060	2,020
Other revenues	571	578	590
Net realized investment gains (losses)	(63)	(81)	(70)
Total revenues	4,732	4,575	4,292

Benefits and expenses
Benefits, claims, losses and settlement expenses	1,305	1,299	1,348
Interest credited to fixed accounts	475	616	654
Remeasurement (gains) losses of future policy benefit reserves	10	(44)	(20)
Change in fair value of market risk benefits	1,004	628	798
Amortization of deferred acquisition costs	234	234	239
Interest and debt expense	185	192	192
Other insurance and operating expenses	732	729	697
Total benefits and expenses	3,945	3,654	3,908
Pretax income (loss)	787	921	384
Income tax provision (benefit)	85	103	(10)
Net income	$702	$818	$394

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in millions)

Years Ended December 31,	2025	2024	2023

Net income	$702	$818	$394
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities	528	(276)	509
Effect of changes in discount rate assumptions on certain long-duration contracts	(72)	153	(54)
Effect of changes in instrument-specific credit risk on market risk benefits	20	(62)	(65)
Other	1	—	—
Total other comprehensive income (loss), net of tax	477	(185)	390
Total comprehensive income (loss)	$1,179	$633	$784

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF SHAREHOLDER’S EQUITY

(in millions)

	Common Stock	Additional Paid-In Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total
Balances at January 1, 2023	$3	$2,466	$(412)	$(1,084)	$973
Net income	—	—	394	—	394
Other comprehensive loss, net of tax	—	—	—	390	390
Cash dividends to Ameriprise Financial, Inc.	—	—	(600)	—	(600)

Balances at December 31, 2023	3	2,466	(618)	(694)	1,157
Net income	—	—	818	—	818
Other comprehensive income, net of tax	—	—	—	(185)	(185)
Cash dividends to Ameriprise Financial, Inc.	—	—	(600)	—	(600)

Balances at December 31, 2024	3	2,466	(400)	(879)	1,190
Net income	—	—	702	—	702
Other comprehensive loss, net of tax	—	—	—	477	477
Cash dividends to Ameriprise Financial, Inc.	—	—	(600)	—	(600)
Balances at December 31, 2025	$3	$2,466	$(298)	$(402)	$1,769

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

Years Ended December 31,	2025	2024	2023
Cash Flows from Operating Activities
Net income	$702	$818	$394
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion, net	(187)	(195)	(205)
Deferred income tax (benefit) expense	174	404	100
Contractholder and policyholder charges, non-cash	(400)	(407)	(403)
Loss from equity method investments	21	28	26
Net realized investment (gains) losses	6	12	46
Impairments and provision for loan losses	—	(1)	(20)
Net losses (gains) of consolidated investment entities	12	(13)	23
Changes in operating assets and liabilities:
Deferred acquisition costs	50	35	63
Policyholder account balances, future policy benefits and claims, and market risk benefits, net	5,013	4,238	3,474
Derivatives, net of collateral	(370)	(1,669)	(666)
Reinsurance recoverables	(43)	89	100
Receivables	226	291	333
Accrued investment income	(23)	(40)	(31)
Current income tax, net	(19)	(15)	(323)
Other operating assets and liabilities of consolidated investment entities	6	1	(5)
Other, net	78	92	134
Net cash provided by (used in) operating activities	5,246	3,668	3,040

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	351	1,106	617
Maturities, sinking fund payments and calls	2,317	1,775	963
Purchases	(5,894)	(6,039)	(4,187)
Proceeds from sales, maturities and repayments of mortgage loans	134	123	118
Funding of mortgage loans	(264)	(196)	(74)
Proceeds from sales and collections of other investments	17	34	29
Purchase of other investments	(18)	(14)	(15)
Purchase of investments by consolidated investment entities	(1,431)	(1,125)	(427)
Proceeds from sales, maturities and repayments of investments by consolidated investment entities	988	1,117	643
Purchase of equipment and software	(11)	(10)	(10)
Change in policy loans, net	(74)	(70)	(65)
Cash paid for deposit receivable	(29)	(33)	(39)
Cash received for deposit receivable	427	592	774
Advance on line of credit to Ameriprise Financial, Inc.	(140)	(450)	(850)
Repayment from Ameriprise Financial, Inc. on line of credit	140	450	850
Cash paid for written options with deferred premiums	(50)	(57)	(59)
Cash received from written options with deferred premiums	20	22	43
Other, net	(35)	(1)	25
Net cash provided by (used in) investing activities	(3,552)	(2,776)	(1,664)

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	1,293	1,470	1,476
Net transfers from (to) separate accounts	(163)	(176)	(132)
Surrenders and other benefits	(1,487)	(1,765)	(2,102)
Proceeds from line of credit with Ameriprise Financial, Inc.	—	3	—
Payments on line of credit with Ameriprise Financial, Inc.	—	(3)	—
Cash paid for purchased options with deferred premiums	(121)	(148)	(53)
Cash received for purchased options with deferred premiums	96	229	251
Borrowings by consolidated investment entities	1,120	1,273	—
Repayments of debt by consolidated investment entities	(922)	(1,004)	(275)
Cash dividends to Ameriprise Financial, Inc.	(600)	(600)	(600)
Net cash provided by (used in) financing activities	(784)	(721)	(1,435)
Net increase (decrease) in cash and cash equivalents	910	171	(59)
Cash and cash equivalents at beginning of period	2,856	2,685	2,744
Cash and cash equivalents at end of period	$3,766	$2,856	$2,685

Supplemental Disclosures:
Interest paid excluding consolidated investment entities	$27	$38	$28
Interest paid by consolidated investment entities	160	176	177

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Company is a stock life insurance company with one wholly owned stock life insurance company subsidiary, RiverSource Life Insurance Co. of New York (“RiverSource Life of NY”). RiverSource Life Insurance Company is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”).

•

RiverSource Life Insurance Company is domiciled in Minnesota and holds Certificates of Authority in American Samoa, the District of Columbia and all states except New York. RiverSource Life Insurance Company issues insurance and annuity products.

•	RiverSource Life of NY is domiciled and holds a Certificate of Authority in New York. RiverSource Life of NY issues insurance and annuity products.

RiverSource Life Insurance Company also wholly owns RiverSource Tax Advantaged Investments, Inc. (“RTA”) and Columbia Cent CLO Advisors, LLC (“Columbia Cent”). RTA is a stock company domiciled in Delaware and is a limited partner in affordable housing partnership investments. Columbia Cent provides asset management services to collateralized loan obligations (“CLOs”).

The accompanying Consolidated Financial Statements include the accounts of RiverSource Life Insurance Company and companies in which it directly or indirectly has a controlling financial interest and variable interest entities (“VIEs”) in which it is the primary beneficiary (collectively, the “Company”). All intercompany transactions and balances have been eliminated in consolidation.

The accompanying Consolidated Financial Statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as described in Note 16. Certain reclassifications of prior period amounts have been made to conform with the current presentation.

The Company evaluated events or transactions that occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were issued. No subsequent events or transactions requiring recognition or disclosure were identified.

The Company’s operations constitute a single operating segment, and therefore a single reportable segment, as the chief operating decision maker (“CODM”) manages the business activities using information of the Company as a whole. As its CODM, the Company’s Chairman and President utilizes the Consolidated Statements of Income and its net income metric to allocate resources and assess performance of the Company. The accounting policies used to measure the profit and loss of the segment are the same as those described in Note 2.

The Company’s principal products are variable annuities, structured variable annuities, universal life (“UL”) insurance, including indexed universal life (“IUL”) and variable universal life (“VUL”) insurance, which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with UL products, in addition to other benefit riders. Variable annuity contract purchasers can choose to add an optional guaranteed minimum death benefit (“GMDB”) rider to their contract.

The Company also offers payout annuities, term life insurance and disability income (“DI”) insurance.

The Company’s business is sold through the advisor network of Ameriprise Financial Services, LLC (“AFS”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

A VIE is an entity that either has equity investors that lack certain essential characteristics of a controlling financial interest (including substantive voting rights, the obligation to absorb the entity’s losses, or the rights to receive the entity’s returns) or has equity investors that do not provide sufficient financial resources for the entity to support its activities.

Voting interest entities (“VOEs”) are those entities that do not qualify as a VIE. The Company consolidates VOEs in which it holds a greater than 50% voting interest. The Company generally accounts for entities using the equity method when it holds a greater than 20% but less than 50% voting interest or when the Company exercises significant influence over the entity. All other investments that are not reported at fair value as trading or Available-for-Sale securities are accounted for using the measurement alternative method when the Company owns less than a 20% voting interest and does not exercise significant influence. Under the measurement alternative, the investment is recorded at the cost basis, less impairments, if any, plus or minus observable price changes of identical or similar investments of the same issuer.

RiverSource Life Insurance Company

A VIE is consolidated by the reporting entity that determines it has both:

•	the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance; and

•	the obligation to absorb potentially significant losses or the right to receive potentially significant benefits to the VIE.

All VIEs are assessed for consolidation under this framework. When evaluating entities for consolidation, the Company considers its contractual rights in determining whether it has the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance. In determining whether the Company has this power, it considers whether it is acting in a role that enables it to direct the activities that most significantly impact the economic performance of an entity or if it is acting in an agent role.

In determining whether the Company has the obligation to absorb potential significant losses of the VIE or the right to receive potential significant benefits from the VIE that could potentially be significant to the VIE, the Company considers an analysis of its rights to receive benefits such as investment returns and its obligation to absorb losses associated with any investment in the VIE in conjunction with other qualitative factors. Management and incentive fees that are at market and commensurate with the level of services provided, and where the Company does not hold other interests in the VIE that would absorb more than an insignificant amount of the VIE’s expected losses or receive more than an insignificant amount of the VIE’s expected residual returns, are not considered a variable interest and are excluded from the analysis.

The consolidation guidance has a scope exception for reporting entities with interests in registered money market funds which do not have an explicit support agreement.

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the Consolidated Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and the recognition of credit losses or impairments, valuation of derivative instruments, litigation reserves, future policy benefits, market risk benefits, and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (loss) (“AOCI”), net of impacts to benefit reserves, reinsurance recoverables and income taxes. Gains and losses are recognized on a trade date basis in the Consolidated Statements of Income upon disposition of the securities.

Available-for-Sale securities are impaired when the fair value of an investment is less than its amortized cost. When an Available-for-Sale security is impaired, the Company first assesses whether or not: (i) it has the intent to sell the security (i.e., made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, the Company recognizes an impairment by reducing the book value of the security for the difference between the investment’s amortized cost and its fair value with a corresponding charge to earnings. Subsequent increases in the fair value of Available-for-Sale securities that occur in periods after a write-down has occurred are recorded as unrealized gains in other comprehensive income (loss) (“OCI”), while subsequent decreases in fair value would continue to be recorded as reductions of book value with a charge to earnings.

For securities that do not meet the above criteria, the Company determines whether the decrease in fair value is due to a credit loss or due to other factors. The amount of impairment due to credit-related factors, if any, is recognized as an allowance for credit losses with a related charge to Net realized investment gains (losses). The allowance for credit losses is limited to the amount by which the security’s amortized cost basis exceeds its fair value. The amount of the impairment related to other factors is recognized in OCI.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are due to credit-related factors include: (i) the extent to which the market value is below amortized cost; (ii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iii) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors.

If through subsequent evaluation there is a sustained increase in cash flows expected, both the allowance and related charge to earnings may be reversed to reflect the increase in expected principal and interest payments.

In order to determine the amount of the credit loss component for corporate debt securities, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure. When assessing potential credit-related impairments for structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers credit-related factors such as overall deal structure and its

RiverSource Life Insurance Company

position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections.

Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for Available-for-Sale securities. Accrued interest on Available-for-Sale securities is recorded as earned in Accrued investment income. Available-for-Sale securities are generally placed on nonaccrual status when the accrued balance becomes 90 days past due or earlier based on management’s evaluation of the facts and circumstances of each security under review. All previously accrued interest is reversed through Net investment income.

Other Investments

Other investments primarily reflect the Company’s interests in affordable housing partnerships and syndicated loans. Affordable housing partnerships are accounted for under the equity method.

Financing Receivables

Financing receivables are comprised of commercial loans, policy loans, and deposit receivables.

Commercial Loans

Commercial loans include commercial mortgage loans and syndicated loans and are recorded at amortized cost less the allowance for credit losses. Commercial mortgage loans are recorded within Mortgage loans and syndicated loans are recorded within Other investments. Commercial mortgage loans are loans on commercial properties that are originated by the Company. Syndicated loans represent the Company’s investment in loan syndications originated by unrelated third parties.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on commercial mortgage loans and syndicated loans is recorded in Net investment income.

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on policy loans is recorded in Net investment income.

Deposit Receivables

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability related to insurance risk in accordance with applicable accounting standards. If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits made and any related embedded derivatives are included in Receivables. As amounts are received, consistent with the underlying contracts, deposit receivables are adjusted. Deposit receivables are accreted using the interest method and the accretion is reported in Other revenues.

See Note 7 for additional information on financing receivables.

Allowance for Credit Losses

The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial assets to present the net amount expected to be collected over the asset’s expected life, considering past events, current conditions and reasonable and supportable forecasts of future economic conditions. Estimates of expected credit losses consider both historical charge-off and recovery experience as well as current economic conditions and management’s expectation of future charge-off and recovery levels. Expected losses related to risks other than credit risk are excluded from the allowance for credit losses. The allowance for credit losses is measured and recorded upon initial recognition of the loan, regardless of whether it is originated or purchased. The methods and information used to develop the allowance for credit losses for each class of financing receivable are discussed below.

Commercial Loans

The allowance for credit losses for commercial mortgage loans and syndicated loans utilizes a probability of default and loss severity approach to estimate lifetime expected credit losses. Actual historical default and loss severity data for each type of commercial loan is adjusted for current conditions and reasonable and supportable forecasts of future economic conditions to develop the probability of default and loss severity assumptions that are applied to the amortized cost basis of the loans over the expected life of each portfolio. The allowance for credit losses on commercial mortgage loans and syndicated loans is recorded through provisions charged to Net realized investment gains (losses) and is reduced/increased by net charge-offs/recoveries.

Management determines the adequacy of the allowance for credit losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”) ratios, and occupancy rates, along with reasonable and supportable forecasts of economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change. While the Company may

RiverSource Life Insurance Company

attribute portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses expected over the life of the loan portfolio.

Deposit Receivables

The allowance for credit losses is calculated on an individual reinsurer basis. Deposit receivables are collateralized by underlying trust arrangements. Management evaluates the terms of the reinsurance and trust agreements, the nature of the underlying assets, and the potential for changes in the collateral value when considering the need for an allowance for credit losses.

Nonaccrual Loans

Commercial mortgage loans and syndicated loans are placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible. Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for commercial mortgage loans and syndicated loans.

Loan Modifications

A loan is modified when the Company makes certain concessionary modifications to contractual terms such as principal forgiveness, interest rate reductions, other-than-insignificant payment delays, and/or term extensions in an attempt to make the loan more affordable to a borrower experiencing financial difficulties. Generally, performance prior to the modification or significant events that coincide with the modification are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the modification or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Charge-off and Foreclosure

Charge-offs are recorded when the Company concludes that all or a portion of the commercial mortgage loan or syndicated loan is uncollectible. Factors used by the Company to determine whether all amounts due on commercial mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location. Factors used by the Company to determine whether all amounts due on syndicated loans will be collected, include but are not limited to the borrower’s financial condition, industry outlook, and internal risk ratings based on rating agency data and internal analyst expectations.

If it is determined that foreclosure on a commercial mortgage loan is probable and the fair value is less than the current loan balance, expected credit losses are measured as the difference between the amortized cost basis of the asset and fair value less estimated costs to sell, if applicable. Upon foreclosure, the commercial mortgage loan and related allowance are reversed, and the foreclosed property is recorded as real estate owned within Other assets.

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less.

Reinsurance

The Company cedes insurance risk to other insurers under reinsurance agreements.

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums paid for traditional life, long term care (“LTC”) and DI insurance and life contingent payout annuities, net of the change in any prepaid reinsurance asset, are reported as a reduction of Premiums. Reinsurance recoveries are reported as components of Benefits, claims, losses and settlement expenses.

UL and VUL reinsurance premiums are reported as a reduction of Policy and contract charges. In addition, for UL and VUL insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset and amortized based on estimated gross profits over the period the reinsurance policies are in force. Changes in the net cost of reinsurance are reflected as a component of Policy and contract charges.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded within Reinsurance recoverables, net of the allowance for credit losses. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a periodic basis during the contract term. The allowance for credit losses related to reinsurance recoverable is based on applying observable industry data including insurer ratings, default and loss severity data to the Company’s reinsurance recoverable balances. Management evaluates the results of the calculation and considers differences between the industry data and the Company’s data. Such differences include that the Company has no actual history of significant losses and that industry data may

RiverSource Life Insurance Company

contain non-life insurers. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change given the long-term nature of these receivables. In addition, the Company has a reinsurance protection agreement that provides credit protections for its reinsured LTC business. The allowance for credit losses on reinsurance recoverable is recorded through provisions charged to Benefits, claims, losses and settlement expenses.

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within Policyholder account balances, future policy benefits and claims.

See Note 9 for additional information on reinsurance.

Land, Buildings, Equipment and Software

Land, buildings, equipment and internally developed software are carried at cost less accumulated depreciation or amortization and are reflected within Other assets. The Company uses the straight-line method of depreciation and amortization over periods ranging from three to 39 years.

As of December 31, 2025 and 2024, land, buildings, equipment and software were $109 million and $113 million, net of accumulated depreciation of $273 million and $258 million as of December 31, 2025 and 2024, respectively. Depreciation and amortization expense for the years ended December 31, 2025, 2024 and 2023 was $15 million, $14 million and $15 million, respectively.

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in Other assets or Other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment. The Company occasionally designates derivatives as (i) hedges of changes in the fair value of assets, liabilities, or firm commitments (“fair value hedges”) or (ii) hedges of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow hedges”).

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Consolidated Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Consolidated Statements of Income with the corresponding change in the hedged asset or liability.

For derivative instruments that qualify as fair value hedges, changes in the fair value of the derivatives, as well as changes in the fair value of the hedged assets, liabilities or firm commitments, are recognized on a net basis in current period earnings. The carrying value of the hedged item is adjusted for the change in fair value from the designated hedged risk. If a fair value hedge designation is removed or the hedge is terminated prior to maturity, previous adjustments to the carrying value of the hedged item are recognized into earnings over the remaining life of the hedged item.

For derivative instruments that qualify as cash flow hedges, the effective portion of the gain or loss on the derivative instruments is reported in AOCI and reclassified into earnings when the hedged item or transaction impacts earnings. The amount that is reclassified into earnings is presented in the Consolidated Statements of Income with the hedged instrument or transaction impact. Any ineffective portion of the gain or loss is reported in current period earnings as a component of Net investment income. If a hedge designation is removed or a hedge is terminated prior to maturity, the amount previously recorded in AOCI is reclassified to earnings over the period that the hedged item impacts earnings. For hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in AOCI are recognized in earnings immediately.

The equity component of indexed annuity, structured variable annuity and IUL obligations are considered embedded derivatives.

See Note 14 for information regarding the Company’s fair value measurement of derivative instruments and Note 18 for the impact of derivatives on the Consolidated Statements of Income.

RiverSource Life Insurance Company

Market Risk Benefits

Market risk benefits are contracts or contract features that both provide protection to the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. Market risk benefits include certain contract features on variable annuity products that provide minimum guarantees to contractholders. Guarantees accounted for as market risk benefits include GMDB, guaranteed minimum income benefit (“GMIB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum accumulation benefits (“GMAB”). If a contract contains multiple market risk benefits, those market risk benefits are bundled together as a single compound market risk benefit.

Market risk benefits are measured at fair value, at the individual contract level, using a non-option-based valuation approach or an option-based valuation approach dependent upon the fee structure of the contract. Changes in fair value are recognized in net income each period with the exception of the portion of the change in fair value due to a change in the instrument-specific credit risk, which is recognized in OCI.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to Ameriprise Financial’s advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The deferred acquisition costs (“DAC”) associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as write-offs. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other DAC amortization assumptions, such as persistency, mortality, morbidity, and variable annuity benefit utilization each quarter and, when assessed independently, each could impact the Company’s DAC balances. Unamortized DAC is reduced for actual experience in excess of expected experience.

The analysis of DAC balances and the corresponding amortization considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

DAC is amortized on a constant-level basis for the grouped contracts over the expected contract term to approximate straight-line amortization. Contracts are grouped by contract type and issue year into cohorts consistent with the grouping used in estimating the associated liability for future policy benefits. DAC related to all long-duration product types (except for life contingent payout annuities) is grouped on a calendar-year annual basis for each legal entity. Further disaggregation is reported for any contracts that include an additional liability for death or other insurance benefit. DAC related to life contingent payout annuities is grouped on a calendar-year annual basis for each legal entity for policies issued prior to 2021 and on a quarterly basis for each legal entity thereafter.

DAC related to annuity products (including variable deferred annuities, structured variable annuities, fixed deferred annuities, and life contingent payout annuities) is amortized based on initial premium. DAC related to life insurance products (including UL insurance, VUL insurance, IUL insurance, term life insurance, and whole life insurance) is amortized based on original specified amount (i.e., face amount). DAC related to DI insurance is amortized based on original monthly benefit.

The accounting contract term for annuity products (except for life contingent payout annuities) is the projected accumulation period. Life contingent payout annuities are amortized over the period which annuity payments are expected to be paid. The accounting contract term for life insurance products is the projected life of the contract. DI insurance is amortized over the projected life of the contract, including the claim paying period.

Deferred Sales Inducement Costs

Deferred sales inducements are contract features that are intended to attract new customers or to persuade existing customers to keep their current policy. Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized on a constant level basis using the same methodology and assumptions used to amortize DAC. Deferred sales inducement costs (“DSIC”) is recorded in Other assets and amortization of DSIC is recorded in Benefits, claims, losses and settlement expenses.

Separate Account Assets and Liabilities

Separate account assets represent funds held for the benefit of, and Separate account liabilities represent the obligation to, the variable annuity contractholders and variable life insurance policyholders who have a contractual right to receive the benefits of their contract or policy and bear the related investment risk. Gains and losses on separate account assets accrue directly to the

RiverSource Life Insurance Company

contractholder or policyholder and are not reported in the Company’s Consolidated Statements of Income. Separate account assets are recorded at fair value and Separate account liabilities are equal to the assets recognized.

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the benefits associated with non-traditional and traditional long-duration products. Non-traditional long-duration products include variable and structured variable annuity contracts, fixed annuity contracts and UL and VUL policies. Traditional long-duration products include term life, whole life, DI and LTC insurance products and life contingent payout annuity products.

Non-Traditional Long-Duration Products

The liabilities for non-traditional long-duration products include fixed account values on variable and fixed annuities and UL and VUL policies, non-life contingent payout annuities, liabilities for guaranteed benefits associated with variable annuities (including structured variable annuities), and embedded derivatives for structured variable annuities, indexed annuities and IUL products.

Liabilities for fixed account values on variable annuities, structured variable annuities, fixed deferred annuities, and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges. The liability for non-life contingent payout annuities is recognized as the present value of future payments using the effective yield at inception of the contract.

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined at the reporting date by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 10 for information regarding the liability for contracts with secondary guarantees. Liabilities for fixed deferred indexed annuity, structured variable annuity and IUL products are equal to the accumulation of host contract values, guaranteed benefits, and the fair value of embedded derivatives.

See Note 12 for information regarding variable annuity guarantees.

Embedded Derivatives

The fair value of embedded derivatives related to structured variable annuities, indexed annuities and IUL fluctuate based on equity markets and interest rates and the estimate of the Company’s nonperformance risk and is recorded in Policyholder account balances, future policy benefits and claims. See Note 14 for information regarding the fair value measurement of embedded derivatives.

Traditional Long-Duration Products

The liability for future policy benefits for traditional long-duration products include cash flows related to unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC insurance policies and life contingent payout annuity policies as claims are incurred in the future. A liability for future policy benefits, which is the present value of estimated future policy benefits to be paid to or on behalf of policyholders and certain related expenses less the present value of estimated future net premiums to be collected from policyholders, is accrued as premium revenue is recognized. Expected insurance benefits are accrued over the life of the contract in proportion to premium revenue recognized (referred to as the net premium approach). The net premium ratio reflects cash flows from contract inception to contract termination (i.e., through the claim paying period) and cannot exceed 100%.

Assumptions utilized in the net premium approach, including mortality, morbidity, and terminations, are reviewed as part of experience studies at least annually or more frequently if suggested by evidence. Expense assumptions and actual expenses are updated within the net premium calculation consistent with other policyholder assumptions.

The updated cash flows used in the calculation are discounted using a forward rate curve. The discount rate represents an upper-medium-grade (i.e., low credit risk) fixed-income instrument yield (i.e., an A rating) that reflects the duration characteristics of the liability. Discount rates are locked in annually, at the end of each year for all products, except life contingent payout annuities, and calculated as the monthly average discount rate curves for the year. For life contingent payout annuities, the discount rates are locked in quarterly at the end of each quarter based on the average of the three months for the quarter.

The liability for future policy benefits will be updated for actual experience at least on an annual basis and concurrent with changes to cash flow assumptions. When net premiums are updated for cash flow changes, the estimated cash flows over the entire life of a group of contracts are updated using historical experience and updated future cash flow assumptions.

The revised net premiums are used to calculate an updated liability for future policy benefits as of the beginning of the reporting period, discounted at the original locked in rate (i.e., contract issuance rate). The updated liability for future policy benefits as of

RiverSource Life Insurance Company

the beginning of the reporting period is then compared with the carrying amount of the liability as of that date prior to updating cash flow assumptions to determine the current period remeasurement gain or loss reflected in current period earnings. The revised net premiums are then applied as of the beginning of the quarter to calculate the benefit expense for the current reporting period.

The difference between the updated carrying amount of the liability for future policy benefits measured using the current discount rate assumption and the original discount rate assumption is recognized in OCI. The interest accretion rate remains the original discount rate used at contract issue date.

If the updating of cash flow assumptions results in the present value of future benefits and expenses exceeding the present value of future gross premiums, a charge to net income is recorded for the current reporting period such that net premiums are set equal to gross premiums. In subsequent periods, the liability for future policy benefits is accrued with net premiums set equal to gross premiums.

Contracts (except for life contingent payout annuities sold subsequent to December 31, 2020) are grouped into cohorts by contract type and issue year, as well as by legal entity and reportable segment. Life contingent payout annuities sold in periods beginning in 2021 are grouped into quarterly cohorts.

See Note 10 for information regarding the liabilities for traditional long-duration products.

Deferred Profit Liability

For limited-payment products, gross premiums received in excess of net premiums are deferred at initial recognition as a deferred profit liability (“DPL”). Gross premiums are measured using assumptions consistent with those used in the measurement of the liability for future policy benefits, including discount rate, mortality, lapses and expenses.

The DPL is amortized and recognized as premium revenue in proportion to expected future benefit payments from annuity contracts. Interest is accreted on the balance of the DPL using the discount rate determined at contract issuance. The Company reviews and updates its estimate of cash flows from the DPL at the same time as the estimates of cash flows for the liability for future policy benefits. When cash flows are updated, the updated estimates are used to recalculate the DPL at contract issuance. The recalculated DPL as of the beginning of the current reporting period is compared to the carrying amount of the DPL as of the beginning of the current reporting period, and any difference is recognized as either a charge or credit to premium revenue.

DPL is recorded in Policyholder account balances, future policy benefits and claims and included as a reconciling item within Note 10.

Unearned Revenue Liability

The Company’s UL and VUL policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized using the same assumptions and factors used to amortize DAC. The unearned revenue liability is recorded in Other liabilities and the amortization is recorded in Policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The Company provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded. The controlled group for which the Company is a member is an applicable corporation with regard to the corporate alternative minimum tax (“CAMT”) and is therefore required to compute the CAMT. In accordance with the tax sharing agreement, Ameriprise Financial will be liable for any CAMT liability and expense.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the Consolidated Financial Statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of

RiverSource Life Insurance Company

the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 20 for additional information on the Company’s valuation allowance.

Changes in tax rates and tax law are accounted for in the period of enactment. Deferred tax assets and liabilities are adjusted for the effect of a change in tax laws or rates and the effect is included in net income.

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and life contingent payout annuities are net of reinsurance ceded and are recognized as revenue when due.

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and updated future payment assumptions and a catch-up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.

Mortality and expense risk fees are generally calculated as a percentage of the fair value of assets held in separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges and cost of insurance charges on UL and VUL insurance and contract charges (net of reinsurance premiums and cost of reinsurance for UL insurance products) and surrender charges on annuities and UL and VUL insurance are recognized as revenue when assessed. These fees and charges are recorded in Policy and contract charges.

Realized gains and losses on the sale of securities, other than equity method investments, are recognized using the specific identification method on a trade date basis.

Fees received under marketing support and distribution services arrangements are recognized as revenue when earned.

See Note 4 for further discussion of accounting policies on revenue from contracts with customers.

3. RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Income Taxes — Improvements to Income Tax Disclosures

In December 2023, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2023-09, Improvements to Income Tax Disclosures, updating the accounting standards related to income tax disclosures, primarily focused on the disaggregation of income taxes paid and the rate reconciliation table. The standard is to be applied prospectively with an option for retrospective application and is effective for annual periods beginning after December 15, 2024. The Company elected retrospective application and adopted the standard on January 1, 2025. The adoption of the standard did not have an impact on the Company’s consolidated financial condition and results of operations as the standard is disclosure-related only.

Future Adoption of New Accounting Standards

Expenses — Disaggregation of Income Statement Expenses

In November 2024, the FASB issued ASU 2024-03, Disaggregation of Income Statement Expenses, requiring public business entities to disclose disaggregated information about certain income statement expense line items. The disaggregated disclosures are required to be in the footnotes to the consolidated financial statements on an annual and interim basis. The standard is to be applied prospectively and is effective for annual periods beginning after December 15, 2026, and interim reporting periods beginning after December 15, 2027. The Company is assessing changes to disclosures resulting from the standard. The adoption of the standard will not have an impact on the Company’s consolidated financial condition and results of operations as the standard is disclosure-related only.

Financial Instruments — Measurement of Credit Losses for Accounts Receivable and Contract Assets

In July 2025, the FASB issued ASU 2025-05, Measurement of Credit Losses for Accounts Receivable and Contract Assets, which allows all entities to apply a practical expedient when estimating expected credit losses that assumes current conditions as of the balance sheet date will remain unchanged over the asset’s remaining life. The standard is effective for annual periods beginning after December 15, 2025, and interim reporting periods within those years. The adoption of the standard will not have an impact on the Company’s consolidated financial condition and results of operations.

Intangibles — Internal-Use Software

In September 2025, the FASB issued ASU 2025-06, Targeted Improvements to the Accounting for Internal-Use Software, to clarify and modernize the accounting treatment for internal-use software costs by eliminating the use of the sequential software

RiverSource Life Insurance Company

development project stages method and provide further guidance on when an entity is required to start capitalizing eligible costs. Under the new guidance, capitalization begins when both of the following occur: (a) management, with the relevant authority, implicitly or explicitly authorizes and commits to funding a computer software project and (b) it is probable that the project will be completed, and the software will be used to perform the function intended. The Company can elect prospective, retrospective, or modified retrospective adoption. The standard is effective for annual periods beginning after December 15, 2027, and interim reporting periods within those years. The Company is evaluating the impact of the standard on its consolidated financial condition and results of operations.

Financial Instruments — Credit Losses: Purchased Loans

In November 2025, the FASB issued ASU 2025-08, Purchased Loans, which amends the accounting for certain acquired seasoned loans to require recognizing them at their purchase price plus an allowance for expected credit losses (referred to as the gross-up method). The standard is effective for annual periods beginning after December 15, 2026, including interim periods within those years, and must be applied prospectively. The Company is evaluating the impact of this standard on its consolidated financial condition and results of operations.

Derivatives and Hedging — Hedge Accounting Improvements

In November 2025, the FASB issued ASU 2025-09, Hedge Accounting Improvements, to make targeted changes within the hedge accounting model. The updates primarily relate to cash flow hedges and certain fair value and net investment hedges. The standard is effective for annual periods beginning after December 15, 2026, including interim periods within those years, and must be applied prospectively. The Company is evaluating the impact of this standard on its consolidated financial condition and results of operations.

4. REVENUE FROM CONTRACTS WITH CUSTOMERS

The following table presents disaggregated revenue from contracts with customers and a reconciliation to total revenues reported on the Consolidated Statements of Income:

	Years Ended December 31,
(in millions)	2025	2024	2023
Policy and contract charges
Affiliated (from Columbia Management Investment Distributors, Inc.)	$155	$158	$152
Unaffiliated	16	16	14
Total	171	174	166
Other revenues
Administrative fees
Affiliated (from Columbia Management Investment Services, Corp.)	40	41	39
Unaffiliated	20	19	17
	60	60	56
Other fees
Affiliated (from Columbia Management Investment Advisers, LLC (“CMIA”))	330	320	307
Unaffiliated	5	5	4
	335	325	311
Total	395	385	367
Total revenue from contracts with customers	566	559	533
Revenue from other sources(1)	4,166	4,016	3,759
Total revenues	$4,732	$4,575	$4,292

(1)	Amounts primarily consist of revenue associated with insurance and annuity products and investment income from financial instruments.

The following discussion describes the nature, timing, and uncertainty of revenues and cash flows arising from the Company’s contracts with customers.

Policy and Contract Charges

The Company earns revenue for providing distribution-related services to affiliated and unaffiliated mutual funds that are available as underlying investments in its variable annuity and variable life insurance products. The performance obligation is satisfied at the time the mutual fund is distributed. Revenue is recognized over the time the mutual fund is held in the variable product and is generally earned based on a fixed rate applied, as a percentage, to the net asset value of the fund. The revenue is not recognized at the time of sale because it is variably constrained due to factors outside the Company’s control, including market volatility and how long the fund(s) remain in the insurance policy or annuity contract. The revenue will not be recognized until it is probable that a significant reversal will not occur. These fees are accrued and collected on a monthly basis.

RiverSource Life Insurance Company

Other Revenues

Administrative Fees

The Company earns revenue for providing customer support, contract servicing and administrative services for affiliated and unaffiliated mutual funds that are available as underlying instruments in its variable annuity and variable life insurance products. The transfer agent and administration revenue is earned daily based on a fixed rate applied, as a percentage, to assets under management. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Other Fees

The Company earns revenue for providing affiliated and unaffiliated partners an opportunity to educate the financial advisors of its affiliate, AFS, that sell the Company’s products as well as product and marketing personnel to support the offer, sale and servicing of funds within the Company’s variable annuity and variable life insurance products. These payments allow the parties to train and support the advisors, explain the features of their products, and distribute marketing and educational materials. The affiliated revenue is earned based on a rate, updated at least annually, which is applied, as a percentage, to the market value of assets invested. The unaffiliated revenue is earned based on a fixed rate applied, as a percentage, to the market value of assets invested. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Receivables

Receivables for revenue from contracts with customers are recognized when the performance obligation is satisfied and the Company has an unconditional right to the revenue. Receivables related to revenues from contracts with customers were $53 million and $50 million as of December 31, 2025 and 2024, respectively.

5. VARIABLE INTEREST ENTITIES

The Company provides asset management services to CLOs which are considered to be VIEs that are sponsored by the Company. In addition, the Company invests in structured investments other than CLOs and certain affordable housing partnerships which are considered VIEs. The Company consolidates the CLOs if the Company is deemed to be the primary beneficiary. The Company has no obligation to provide financial or other support to the non-consolidated VIEs beyond its initial investment and existing future funding commitments, and the Company has not provided any additional support to these entities. The Company has unfunded commitments related to consolidated CLOs of $6 million and $2 million as of December 31, 2025 and 2024, respectively.

See Note 2 for further discussion of the Company’s accounting policy on consolidation.

Structured Investments

The Company invests in structured investments which are considered VIEs for which it is not the sponsor. These structured investments typically invest in fixed income instruments and are managed by third parties and include asset backed securities and commercial and residential mortgage backed securities. The Company classifies these investments as Available-for-Sale securities. The Company has determined that it is not the primary beneficiary of these structures due to the size of the Company’s investment in the entities and position in the capital structure of these entities.

Additionally, the Company invests in CLOs for which it is the sponsor. CLOs are asset backed financing entities collateralized by a pool of assets, primarily syndicated loans and, to a lesser extent, high-yield bonds. Multiple tranches of debt securities are issued by a CLO, offering investors various maturity and credit risk characteristics. The debt securities issued by the CLOs are non-recourse to the Company. The CLO’s debt holders have recourse only to the assets of the CLO. The assets of the CLOs cannot be used by the Company. Scheduled debt payments are based on the performance of the CLO’s collateral pool. The Company earns management fees from the CLOs based on the value of the CLO’s collateral pool and, in certain instances, may also receive incentive fees. The fee arrangement is at market and commensurate with the level of effort required to provide those services. The Company has invested in a portion of the unrated, junior subordinated notes and highly rated senior notes of certain CLOs. The Company consolidates certain CLOs where it is the primary beneficiary.

The Company’s maximum exposure to loss with respect to structured investments and non-consolidated CLOs is limited to its amortized cost. The Company classifies these investments as Available-for-Sale securities. See Note 6 for additional information on these investments.

Affordable Housing Partnerships and Other Real Estate Partnerships

The Company is a limited partner in affordable housing partnerships that qualify for government-sponsored low income housing tax credit programs and partnerships that invest in multi-family residential properties that were originally developed with an affordable housing component. The Company has determined it is not the primary beneficiary and therefore does not consolidate these partnerships.

A majority of the limited partnerships are VIEs. The Company’s maximum exposure to loss as a result of its investment in the VIEs is limited to the carrying value. The carrying value is reflected in Other investments and was $29 million and $46 million as

RiverSource Life Insurance Company

of December 31, 2025 and 2024, respectively. The Company’s liability related to original purchase commitments not yet remitted to the VIEs was not material as of both December 31, 2025 and 2024. The Company has not provided any additional support and is not contractually obligated to provide additional support to the VIEs beyond the funding commitments.

Fair Value of Assets and Liabilities

The Company categorizes its fair value measurements according to a three-level hierarchy. See Note 14 for the definition of the three levels of the fair value hierarchy.

The following tables present the balances of assets and liabilities held by consolidated investment entities measured at fair value on a recurring basis:

	December 31, 2025
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate debt securities	$—	$71	$—	$71
Syndicated loans	—	2,458	89	2,547
Total investments	—	2,529	89	2,618
Receivables	—	30	—	30
Total assets at fair value	$—	$2,559	$89	$2,648
Liabilities
Debt(1)	$—	$2,585	$—	$2,585
Other liabilities	—	159	—	159
Total liabilities at fair value	$—	$2,744	$—	$2,744

	December 31, 2024
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate debt securities	$—	$50	$—	$50
Common stocks	—	2	1	3
Syndicated loans	—	2,216	118	2,334
Total investments	—	2,268	119	2,387
Receivables	—	31	—	31
Other assets	—	2	—	2
Total assets at fair value	$—	$2,301	$119	$2,420
Liabilities
Debt(1)	$—	$2,429	$—	$2,429
Other liabilities	—	314	—	314
Total liabilities at fair value	$—	$2,743	$—	$2,743

(1)

The carrying value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets. The estimated fair value of the CLOs’ debt was $2.6 billion and $2.4 billion as of December 31, 2025 and 2024, respectively.

The following tables provide a summary of changes in Level 3 assets held by consolidated investment entities measured at fair value on a recurring basis:

(in millions)	Common Stocks	Syndicated Loans
Balance at January 1, 2025	$1	$118
Total gains (losses) included in:
Net income	—	(3	)(1)
Purchases	—	145
Sales	—	(84)
Settlements	—	(14)
Transfers into Level 3	—	186
Transfers out of Level 3	(1)	(259)
Balance at December 31, 2025	$—	$89
Changes in unrealized gains (losses) included in net income relating to assets held at December 31, 2025	$—	$(1	)(1)

RiverSource Life Insurance Company

(in millions)	Common Stocks		Syndicated Loans
Balance at January 1, 2024	$—		$63
Total gains (losses) included in:
Net income	(1	)(1)	(7	)(1)
Purchases	—		168
Sales	(1)		—
Settlements	—		(5)
Transfers into Level 3	4		103
Transfers out of Level 3	(1)		(204)
Balance at December 31, 2024	$1		$118

(in millions)	Syndicated Loans		Other Assets
Balance at January 1, 2023	$125		$1
Total gains (losses) included in:
Net income	(4	)(1)	—
Purchases	45		—
Sales	(10)		—
Settlements	(16)		—
Transfers into Level 3	122		—
Transfers out of Level 3	(199)		(1)
Balance at December 31, 2023	$63		$—
Changes in unrealized gains (losses) included in net income relating to assets held at December 31, 2023	$(1	)(1)	$—

(1)	Included in Net investment income.

Securities and loans transferred from Level 3 primarily represent assets with fair values that are now obtained from a third-party pricing service with observable inputs or priced in active markets. Securities and loans transferred to Level 3 represent assets with fair values that are now based on a single non-binding broker quote.

All Level 3 measurements as of December 31, 2025 and 2024 were obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Determination of Fair Value

Assets

Investments

The fair value of syndicated loans obtained from third-party pricing services using a market approach with observable inputs is classified as Level 2. The fair value of syndicated loans obtained from third-party pricing services with a single non-binding broker quote as the underlying valuation source is classified as Level 3. The underlying inputs used in non-binding broker quotes are not readily available to the Company. See Note 14 for a description of the Company’s determination of the fair value of corporate debt securities.

Receivables

For receivables of the consolidated CLOs, the carrying value approximates fair value as the nature of these assets has historically been short-term and the receivables have been collectible. The fair value of these receivables is classified as Level 2.

Liabilities

Debt

The fair value of the CLOs’ assets, typically syndicated bank loans, is more observable than the fair value of the CLOs’ debt tranches for which market activity is limited and less transparent. As a result, the fair value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets and is classified as Level 2.

Other Liabilities

Other liabilities consist primarily of securities purchased but not yet settled by consolidated CLOs. The carrying value approximates fair value as the nature of these liabilities has historically been short-term. The fair value of these liabilities is classified as Level 2. Other liabilities also include accrued interest on CLO debt.

Fair Value Option

The Company has elected the fair value option for the financial assets and liabilities of the consolidated CLOs. Management believes that the use of the fair value option better matches the changes in fair value of assets and liabilities related to the CLOs.

RiverSource Life Insurance Company

The following table presents the fair value and unpaid principal balance of loans and debt for which the fair value option has been elected:

	December 31,
(in millions)	2025	2024
Syndicated Loans
Unpaid principal balance	$2,632	$2,406
Excess unpaid principal over fair value	(85)	(72)
Fair value	$2,547	$2,334
Fair value of loans more than 90 days past due	$1	$1
Fair value of loans in nonaccrual status	$1	$1
Difference between fair value and unpaid principal of loans more than 90 days past due, loans in nonaccrual status or both	$14	$5
Debt
Unpaid principal balance	$2,819	$2,633
Excess unpaid principal over fair value	(234)	(204)
Carrying value(1)	$2,585	$2,429

(1)

The carrying value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets. The estimated fair value of the CLOs’ debt was $2.6 billion and $2.4 billion as of December 31, 2025 and 2024, respectively.

During 2025, the Company launched one new CLO that issued debt of $406 million.

Interest income from syndicated loans, bonds and structured investments is recorded based on contractual rates in Net investment income. Gains and losses related to changes in the fair value of investments are recorded in Net investment income and gains and losses on sales of investments are recorded in Net realized investment gains (losses). Interest expense on debt is recorded in Interest and debt expense with gains and losses related to changes in the fair value of debt recorded in Net investment income.

Total net gains (losses) recognized in Net investment income related to the changes in fair value of investments the Company owns in the consolidated CLOs where it has elected the fair value option and collateralized financing entity accounting were immaterial for the years ended December 31, 2025, 2024 and 2023.

Debt of the consolidated investment entities and the stated interest rates were as follows:

	Carrying Value		Weighted Average Interest Rate
	December 31,		December 31,
(in millions)	2025	2024	2025	2024
Debt of consolidated CLOs due 2030-2038	$2,585	$2,429	5.1%	5.9%

The debt of the consolidated CLOs has both fixed and floating interest rates, which range from nil to 13.3%. The interest rates on the debt of CLOs are weighted average rates based on the outstanding principal and contractual interest rates.

6. INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2025
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
Fixed maturities:
Corporate debt securities	$15,751	$394	$(463)	$—	$15,682
Residential mortgage backed securities	5,542	53	(178)	—	5,417
Commercial mortgage backed securities	2,142	13	(51)	—	2,104
State and municipal obligations	657	36	(15)	(1)	677
Asset backed securities	2,198	29	(4)	—	2,223
Foreign government bonds and obligations	1	—	—	—	1
U.S. government and agency obligations	1	—	—	—	1
Total	$26,292	$525	$(711)	$(1)	$26,105

RiverSource Life Insurance Company

	December 31, 2024
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
Fixed maturities:
Corporate debt securities	$13,803	$199	$(709)	$—	$13,293
Residential mortgage backed securities	4,302	15	(278)	—	4,039
Commercial mortgage backed securities	2,211	3	(114)	—	2,100
State and municipal obligations	627	29	(19)	(1)	636
Asset backed securities	2,176	15	(8)	—	2,183
Foreign government bonds and obligations	7	—	—	—	7
U.S. government and agency obligations	1	—	—	—	1
Total	$23,127	$261	$(1,128)	$(1)	$22,259

As of December 31, 2025 and 2024, accrued interest of $233 million and $208 million, respectively, is excluded from the amortized cost basis of Available-for-Sale securities in the tables above and is recorded in Accrued investment income.

As of December 31, 2025 and 2024, fixed maturity securities comprised approximately 89% and 88%, respectively, of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. As of December 31, 2025 and 2024, $577 million and $497 million, respectively, of securities were internally rated by CMIA, an affiliate of the Company, using criteria similar to those used by NRSROs.

A summary of fixed maturity securities by rating was as follows:

	December 31, 2025			December 31, 2024
Ratings (in millions, except percentages)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$4,703	$4,670	18%	$4,416	$4,284	19%
AA	5,932	5,869	22	4,455	4,256	19
A	4,386	4,412	17	2,689	2,650	12
BBB	10,964	10,866	42	11,279	10,786	49
Below investment grade	307	288	1	288	283	1
Total fixed maturities	$26,292	$26,105	100%	$23,127	$22,259	100%

As of December 31, 2025 and 2024, approximately 57% and 55% of securities rated AA were GNMA, FNMA and FHLMC mortgage backed securities, respectively.

The Company invests in certain asset backed securities issued by affiliates. The asset backed securities are collateralized by portfolios of loans issued to advisors affiliated with AFS, an affiliated broker dealer. As of December 31, 2025, the Company had 2 affiliated issuers with holdings totaling $830 million that were individually between 18% and 29% of the Company’s total shareholder’s equity. As of December 31, 2024, the Company had 2 affiliated issuers with holdings totaling $879 million that were individually between 26% and 48% of the Company’s total shareholder’s equity. As of December 31, 2025, the Company had an additional 30 unaffiliated issuers with holdings totaling $7.0 billion that individually were between 10% and 19% of the Company’s total shareholder’s equity. As of December 31, 2024, the Company had an additional 47 unaffiliated issuers with holdings totaling $8.7 billion that individually were between 10% and 27% of the Company’s total shareholder’s equity. There were no other holdings of any other issuer greater than 10% of the Company’s total shareholder’s equity as of both December 31, 2025 and 2024.

RiverSource Life Insurance Company

The following tables summarize the fair value and gross unrealized losses on Available-for-Sale securities, aggregated by major investment type and the length of time that individual securities have been in a continuous unrealized loss position for which no allowance for credit losses has been recorded:

	December 31, 2025
(in millions, except number of securities)	Less than 12 Months			12 Months or More			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	108	$1,560	$(48)	314	$5,175	$(415)	422	$6,735	$(463)
Residential mortgage backed securities	22	415	(1)	192	1,675	(177)	214	2,090	(178)
Commercial mortgage backed securities	8	113	—	129	1,159	(51)	137	1,272	(51)
State and municipal obligations	14	90	(2)	39	127	(13)	53	217	(15)
Asset backed securities	1	10	—	13	54	(4)	14	64	(4)
Total	153	$2,188	$(51)	687	$8,190	$(660)	840	$10,378	$(711)

	December 31, 2024
(in millions, except number of securities)	Less than 12 Months			12 Months or More			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	275	$5,272	$(177)	277	$3,975	$(532)	552	$9,247	$(709)
Residential mortgage backed securities	75	1,245	(25)	189	1,633	(253)	264	2,878	(278)
Commercial mortgage backed securities	16	265	(5)	166	1,589	(109)	182	1,854	(114)
State and municipal obligations	20	56	(2)	44	133	(17)	64	189	(19)
Asset backed securities	6	57	(1)	15	73	(7)	21	130	(8)
Foreign government bonds and obligations	—	—	—	2	6	—	2	6	—
Total	392	$6,895	$(210)	693	$7,409	$(918)	1,085	$14,304	$(1,128)

As part of the Company’s ongoing monitoring process, management determined that the decrease in total gross unrealized losses on its Available-for-Sale securities for which an allowance for credit losses has not been recognized during the year ended December 31, 2025 is primarily attributable to interest rate movements. As of December 31, 2025, the Company did not recognize these unrealized losses in earnings because it was determined that such losses were due to non-credit factors. The Company does not intend to sell these securities and does not believe that it is more likely than not that the Company will be required to sell these securities before the anticipated recovery of the remaining amortized cost basis. As of both December 31, 2025 and 2024, approximately 96% of the total of Available-for-Sale securities with gross unrealized losses were considered investment grade.

The following table presents a rollforward of the allowance for credit losses on Available-for-Sale securities:

(in millions)	Corporate Debt Securities	State and Municipal Obligations	Total
Balance at January 1, 2023	$20	$2	$22
Additions for which credit losses were not previously recorded	1	—	1
Reductions for securities sold during the period (realized)	(20)	(1)	(21)
Balance at December 31, 2023	1	1	2
Reductions for securities sold during the period (realized)	(1)	—	(1)
Balance at December 31, 2024	—	1	1
Reductions for securities sold during the period (realized)	—	—	—
Balance at December 31, 2025	$—	$1	$1

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in Net realized investment gains (losses) were as follows:

	Years Ended December 31,
(in millions)	2025	2024	2023
Gross realized investment gains	$13	$34	$11
Gross realized investment losses	(19)	(46)	(57)
Credit reversals (losses)	—	1	20
Other impairments	—	—	(1)
Total	$(6)	$(11)	$(27)

RiverSource Life Insurance Company

Credit reversals for the year ended December 31, 2023 were the result of the sale of a corporate debt security in the communications industry. Other impairments for the year ended December 31, 2023 related to Available-for-Sale securities which the Company intended to sell.

See Note 19 for a rollforward of net unrealized investment gains (losses) included in AOCI.

Available-for-Sale securities by contractual maturity as of December 31, 2025 were as follows:

(in millions)	Amortized Cost	Fair Value
Due within one year	$176	$176
Due after one year through five years	3,603	3,526
Due after five years through 10 years	5,955	5,995
Due after 10 years	6,676	6,664
	16,410	16,361
Residential mortgage backed securities	5,542	5,417
Commercial mortgage backed securities	2,142	2,104
Asset backed securities	2,198	2,223
Total	$26,292	$26,105

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

The following is a summary of Net investment income:

	Years Ended December 31,
(in millions)	2025	2024	2023
Available-for-Sale securities(1)	$1,196	$1,007	$814
Mortgage loans	82	73	69
Other investments and receivables(1)	432	492	447
	1,710	1,572	1,330
Less: investment expenses	25	26	26
Total	$1,685	$1,546	$1,304

(1)

Prior period amounts associated with investment income from Available-for-Sale securities have been disaggregated to conform with current period presentation with remaining amounts included in Other investments and receivables.

Net realized investment gains (losses) are summarized as follows:

	Years Ended December 31,
(in millions)	2025	2024	2023
Fixed maturities	$(6)	$(11)	$(27)
Mortgage loans	1	(1)	1
Other investments	(58)	(69)	(44)
Total	$(63)	$(81)	$(70)

7. FINANCING RECEIVABLES

Financing receivables are comprised of commercial loans, policy loans and deposit receivables. See Note 2 for information regarding the Company’s accounting policies related to financing receivables and the allowance for credit losses.

Allowance for Credit Losses

The following table presents a rollforward of the allowance for credit losses:

(in millions)	Commercial Loans
Balance at January 1, 2023	$11
Provisions	(1)
Balance at December 31, 2023	10
Provisions	—
Balance at December 31, 2024	10
Provisions	—
Balance at December 31, 2025	$10

RiverSource Life Insurance Company

As of December 31, 2025 and 2024, accrued interest on commercial loans was $18 million and $17 million, respectively, and is recorded in Accrued investment income and excluded from the amortized cost basis of commercial loans.

Purchases and Sales

During the years ended December 31, 2025, 2024 and 2023, the Company purchased $17 million, $3 million and $1 million, respectively, of syndicated loans, and sold $6 million, $2 million and $1 million, respectively, of syndicated loans.

The Company has not acquired any loans with deteriorated credit quality as of the acquisition date.

Credit Quality Information

There were no nonperforming loans as of both December 31, 2025 and 2024.

Commercial Loans

Commercial Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Loan-to-value ratio is the primary credit quality indicator included in this review.

Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates when credit risk changes. Commercial mortgage loans which management has assigned its highest risk rating were less than 1% of total commercial mortgage loans as of both December 31, 2025 and 2024. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. There were no commercial mortgage loans past due as of both December 31, 2025 and 2024.

The tables below present the amortized cost basis of commercial mortgage loans by year of origination and loan-to-value ratio:

	December 31, 2025
Loan-to-Value Ratio (in millions)	2025	2024	2023	2022	2021	Prior	Total
> 100%	$—	$—	$—	$—	$—	$15	$15
80% - 100%	—	—	—	—	—	53	53
60% - 80%	74	80	18	7	—	98	277
40% - 60%	127	87	38	27	62	328	669
< 40%	39	12	8	63	100	701	923
Total	$240	$179	$64	$97	$162	$1,195	$1,937

	December 31, 2024
Loan-to-Value Ratio (in millions)	2024	2023	2022	2021	2020	Prior	Total
> 100%	$—	$—	$—	$—	$—	$15	$15
80% - 100%	—	—	—	—	10	48	58
60% - 80%	83	39	13	9	6	121	271
40% - 60%	87	22	39	67	37	338	590
< 40%	13	7	47	94	46	666	873
Total	$183	$68	$99	$170	$99	$1,188	$1,807

Loan-to-value ratio is based on income and expense data provided by borrowers at least annually and long-term capitalization rate assumptions based on property type.

In addition, the Company reviews the concentrations of credit risk by region and property type. Concentrations of credit risk of commercial mortgage loans by U.S. region were as follows:

	Loans		Percentage
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
	(in millions)
East North Central	$179	$177	9%	10%
East South Central	43	40	2	2
Middle Atlantic	112	118	6	7
Mountain	157	149	8	8
New England	22	24	1	1
Pacific	667	602	34	33
South Atlantic	541	477	28	26
West North Central	108	117	6	7
West South Central	108	103	6	6

Total	$1,937	$1,807	100%	100%

RiverSource Life Insurance Company

Concentrations of credit risk of commercial mortgage loans by property type were as follows:

	Loans		Percentage
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
	(in millions)
Apartments	$557	$494	29%	27%
Hotel	40	33	2	2
Industrial	384	337	20	19
Mixed use	74	58	4	3
Office	181	208	9	12
Retail	516	533	27	29
Other	185	144	9	8

Total	$1,937	$1,807	100%	100%

Syndicated Loans

The investment in syndicated loans as of December 31, 2025 and 2024 was $37 million and $36 million, respectively. The Company’s syndicated loan portfolio is diversified across industries and issuers. There were no syndicated loans past due as of both December 31, 2025 and 2024. The Company assigns an internal risk rating to each syndicated loan in its portfolio ranging from 1 through 5, with 5 reflecting the lowest quality.

The tables below present the amortized cost basis of syndicated loans by origination year and internal risk rating:

	December 31, 2025
Internal Risk Rating (in millions)	2025	2024	2023	2022	2021	Prior	Total
Risk 5	$—	$—	$—	$—	$—	$—	$—
Risk 4	—	—	—	—	—	—	—
Risk 3	4	—	—	—	—	—	4
Risk 2	7	6	1	—	1	2	17
Risk 1	8	7	1	—	—	—	16
Total	$19	$13	$2	$—	$1	$2	$37

	December 31, 2024
Internal Risk Rating (in millions)	2024	2023	2022	2021	2020	Prior	Total
Risk 5	$—	$—	$—	$—	$—	$—	$—
Risk 4	—	—	—	—	—	—	—
Risk 3	—	—	—	4	—	—	4
Risk 2	10	1	—	1	—	5	17
Risk 1	11	1	—	2	1	—	15
Total	$21	$2	$—	$7	$1	$5	$36

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Deposit Receivables

Deposit receivables were $5.4 billion and $5.8 billion as of December 31, 2025 and 2024, respectively. Deposit receivables are collateralized by the fair value of the assets held in trusts. Based on management’s evaluation of the collateral value relative to the deposit receivables, the allowance for credit losses for deposit receivables was not material as of both December 31, 2025 and 2024.

8. DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

The following tables summarize the balances of and changes in DAC:

(in millions)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Universal Life Insurance	Variable Universal Life Insurance
Balance at January 1, 2025	$1,388	$276	$28	$4	$103	$553
Capitalization of acquisition costs	24	88	—	—	—	62
Amortization	(111)	(39)	(5)	(1)	(7)	(45)
Balance at December 31, 2025	$1,301	$325	$23	$3	$96	$570

RiverSource Life Insurance Company

(in millions)	Indexed Universal Life Insurance	Other Life Insurance	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Total, All Products
Balance at January 1, 2025	$210	$2	$10	$17	$70	$2,661
Capitalization of acquisition costs	2	—	3	2	3	184
Amortization	(15)	(1)	—	(2)	(8)	(234)
Balance at December 31, 2025	$197	$1	$13	$17	$65	$2,611

(in millions)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Universal Life Insurance	Variable Universal Life Insurance
Balance at January 1, 2024	$1,481	$208	$35	$5	$110	$534
Capitalization of acquisition costs	24	98	—	—	—	64
Amortization	(117)	(30)	(7)	(1)	(7)	(45)
Balance at December 31, 2024	$1,388	$276	$28	$4	$103	$553

(in millions)	Indexed Universal Life Insurance	Other Life Insurance	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Total, All Products
Balance at January 1, 2024	$223	$2	$6	$17	$75	$2,696
Capitalization of acquisition costs	3	—	5	2	3	199
Amortization	(16)	—	(1)	(2)	(8)	(234)
Balance at December 31, 2024	$210	$2	$10	$17	$70	$2,661

The following tables summarize the balances of and changes in DSIC:

(in millions)	Variable Annuities	Fixed Annuities	Total, All Products
Balance at January 1, 2025	$121	$10	$131
Amortization	(12)	(2)	(14)
Balance at December 31, 2025	$109	$8	$117

(in millions)	Variable Annuities	Fixed Annuities	Total, All Products
Balance at January 1, 2024	$134	$12	$146
Amortization	(13)	(2)	(15)
Balance at December 31, 2024	$121	$10	$131

9. REINSURANCE

The Company reinsures a portion of its insurance risks through reinsurance agreements with unaffiliated reinsurance companies. The Company reinsures 100% of its insurance risk associated with its life contingent payout annuity policies in force as of June 30, 2021 through a reinsurance agreement with Global Atlantic Financial Group’s subsidiary Commonwealth Annuity and Life Insurance Company. Policies issued on or after July 1, 2021 and policies issued by RiverSource Life of NY are not subject to this reinsurance agreement.

Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2001 (RiverSource Life of NY began in 2002) and new individual UL and VUL insurance policies beginning in 2002 (2003 for RiverSource Life of NY). Policies issued prior to these dates are not subject to these same reinsurance levels.

For IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability. Similarly, the Company reinsures 50% of the death benefit and morbidity liabilities related to its UL product with LTC benefits.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on UL and VUL policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2001 (2002 for RiverSource Life of NY) is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

RiverSource Life Insurance Company

The Company also has life insurance and fixed annuity risk previously assumed under reinsurance arrangements with unaffiliated insurance companies.

For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to subsidiaries of Genworth Financial, Inc. (“Genworth”) and retains the remaining risk. For RiverSource Life of NY, this reinsurance arrangement applies for 1996 and later issues only, which are about 91% of the total RiverSource Life of NY in force policies. Under these agreements, the Company has the right, but never the obligation, to recapture some, or all, of the risk ceded to Genworth.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in most states starting in 2007 (2010 for RiverSource Life of NY) and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold prior to 2007 (2010 for RiverSource Life of NY). The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

As of December 31, 2025 and 2024, traditional life and UL insurance policies in force were $197.5 billion and $198.1 billion, respectively, of which $142.3 billion and $143.5 billion as of December 31, 2025 and 2024 were reinsured at the respective year ends.

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in millions)	2025	2024	2023
Direct premiums	$616	$696	$674
Reinsurance ceded	(224)	(224)	(226)
Net premiums	$392	$472	$448

Policy and contract charges are presented on the Consolidated Statements of Income net of $199 million, $188 million and $180 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2025, 2024 and 2023, respectively.

The amount of claims recovered through reinsurance on all contracts was $561 million, $466 million and $438 million for the years ended December 31, 2025, 2024 and 2023, respectively.

Reinsurance recoverables include approximately $2.7 billion and $2.6 billion related to LTC risk ceded to Genworth as of December 31, 2025 and 2024, respectively.

Policyholder account balances, future policy benefits and claims include $333 million and $351 million related to previously assumed reinsurance arrangements as of December 31, 2025 and 2024, respectively.

10. POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,	December 31,
(in millions)	2025	2024
Policyholder account balances
Policyholder account balances	$37,005	$32,542
Future policy benefits
Reserve for future policy benefits	7,601	7,418
Deferred profit liability	130	118
Additional liabilities for insurance guarantees	1,500	1,389
Other insurance and annuity liabilities	78	192
Total future policy benefits	9,309	9,117
Policy claims and other policyholders’ funds	178	204
Total policyholder account balances, future policy benefits and claims	$46,492	$41,863

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by the Company contain a GMDB. The Company previously offered contracts with GMAB, GMWB, and GMIB provisions. See Note 2 and Note 12 for information regarding the Company’s variable annuity guarantees. See Note 14 and Note 18 for additional information regarding the Company’s derivative instruments used to hedge risks related to these guarantees.

RiverSource Life Insurance Company

Structured Variable Annuities

Structured variable annuities provide contractholders the option to allocate a portion of their account value to an indexed account held in a non-insulated separate account with the contractholder’s rate of return, which may be positive or negative, tied to selected indices, subject to either a cap or floor. The amount allocated by a contractholder to the indexed account creates an embedded derivative which is measured at fair value. The Company hedges the equity and interest rate risk related to the indexed account with freestanding derivative instruments.

Fixed Annuities

Fixed annuities include deferred, payout and fixed deferred indexed annuity contracts. In 2020, the Company discontinued sales of fixed deferred and fixed deferred indexed annuities.

Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates.

The Company’s fixed index annuity product is a fixed annuity that includes an indexed account. The rate of interest credited above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to a cap). The amount allocated by a contractholder to the indexed account creates an embedded derivative which is measured at fair value.

See Note 18 for additional information regarding the Company’s derivative instruments used to hedge the risk related to indexed accounts.

Insurance Liabilities

UL policies accumulate cash value that increases by a fixed interest rate. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion of their account balance to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL is a UL policy that includes an indexed account. The rate of credited interest for funds allocated by a contractholder to the indexed account is linked to the performance of the specific index for the indexed account (subject to stated account parameters, which include a cap and floor, or a spread). The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account. The amount allocated by a contractholder to the indexed account creates an embedded derivative which is measured at fair value. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with freestanding derivative instruments. See Note 18 for additional information regarding the Company’s derivative instruments used to hedge the risk related to IUL.

The Company also offers term life insurance as well as DI products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years.

Insurance liabilities include accumulation values, incurred but not reported claims, obligations for anticipated future claims, unpaid reported claims and claim adjustment expenses.

The balances of and changes in policyholder account balances were as follows:

(in millions, except percentages)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities
Balance at January 1, 2025	$3,680	$16,330	$5,369	$305	$447
Contract deposits	57	3,816	35	—	73
Policy charges	(13)	(4)	—	—	—
Surrenders and other benefits	(486)	(846)	(677)	(26)	(99)
Net transfer from (to) separate account liabilities	(31)	—	—	—	—
Variable account index-linked adjustments	—	2,206	—	—	—
Interest credited	113	2	191	10	14
Balance at December 31, 2025	$3,320	$21,504	$4,918	$289	$435
Weighted-average crediting rate	3.3%	1.9%	3.8%	2.1%	N/A
Cash surrender value(1)	$3,302	$20,582	$4,916	$272	N/A

RiverSource Life Insurance Company

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Indexed Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2025	$1,405	$1,647	$2,894	$465	$32,542
Contract deposits	138	318	165	—	4,602
Policy charges	(169)	(91)	(123)	—	(400)
Surrenders and other benefits	(72)	(102)	(71)	(45)	(2,424)
Net transfer from (to) separate account liabilities	—	(132)	—	—	(163)
Variable account index-linked adjustments	—	—	—	—	2,206
Interest credited	47	65	183	17	642
Balance at December 31, 2025	$1,349	$1,705	$3,048	$437	$37,005
Weighted-average crediting rate	3.6%	3.9%	3.0%	4.0%
Net amount at risk	$7,944	$57,269	$13,040	$121
Cash surrender value(1)	$1,241	$1,109	$2,640	$274

(in millions, except percentages)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities
Balance at January 1, 2024	$4,173	$10,742	$5,982	$307	$444
Contract deposits	56	4,005	39	—	101
Policy charges	(14)	(3)	—	—	—
Surrenders and other benefits	(628)	(383)	(856)	(16)	(110)
Net transfer from (to) separate account liabilities	(32)	—	—	—	—
Variable account index-linked adjustments	—	1,968	—	—	—
Interest credited	125	1	204	14	12
Balance at December 31, 2024	$3,680	$16,330	$5,369	$305	$447
Weighted-average crediting rate	3.3%	1.9%	3.7%	2.0%	N/A
Cash surrender value(1)	$3,658	$15,467	$5,365	$279	N/A

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Indexed Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2024	$1,474	$1,569	$2,755	$501	$27,947
Contract deposits	117	333	181	—	4,832
Policy charges	(173)	(93)	(124)	—	(407)
Surrenders and other benefits	(62)	(80)	(79)	(52)	(2,266)
Net transfer from (to) separate account liabilities	—	(145)	—	—	(177)
Variable account index-linked adjustments	—	—	—	—	1,968
Interest credited	49	63	161	16	645
Balance at December 31, 2024	$1,405	$1,647	$2,894	$465	$32,542
Weighted-average crediting rate	3.6%	3.9%	2.3%	4.0%
Net amount at risk	$8,312	$57,473	$13,593	$130
Cash surrender value(1)	$1,280	$1,092	$2,447	$298

(1)

Cash surrender value represents the amount of the contractholder’s account balances distributable at the balance sheet date less certain surrender charges. For variable annuities and VUL, the cash surrender value shown is the proportion of the total cash surrender value related to their fixed account liabilities.

Refer to Note 12 for the net amount at risk for market risk benefits associated with variable and structured variable annuities. Fixed, fixed indexed, and non-life contingent payout annuities do not have net amount at risk in excess of account value. Net amount at risk for insurance products is calculated as the death benefit amount in excess of applicable account values, host, embedded derivative, and separate account liabilities.

RiverSource Life Insurance Company

The following tables present the account values of fixed deferred annuities, fixed insurance, and the fixed portion of variable annuities and variable insurance contracts by range of guaranteed minimum interest rates (“GMIRs”) and the range of the difference between rates credited to policyholders and contractholders as of December 31, 2025 and 2024 and the respective guaranteed minimums, as well as the percentage of account values subject to rate reset in the time period indicated. Rates are reset at management’s discretion, subject to guaranteed minimums.

				December 31, 2025
				Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates			At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Fixed accounts of variable annuities	1%	–	1.99%	$7	$62	$82	$20	$—	$171
	2%	–	2.99%	89	8	—	—	—	97
	3%	–	3.99%	1,686	—	—	1	—	1,687
	4%	–	5.00%	1,321	—	—	—	—	1,321

	Total			$3,103	$70	$82	$21	$—	$3,276

Fixed accounts of structured variable annuities	1%	–	1.99%	$—	$26	$26	$1	$—	$53
	2%	–	2.99%	16	—	—	—	—	16
	3%	–	3.99%	1	—	—	—	—	1
	4%	–	5.00%	—	—	—	—	—	—

	Total			$17	$26	$26	$1	$—	$70

Fixed annuities	1%	–	1.99%	$—	$182	$143	$103	$19	$447
	2%	–	2.99%	13	16	2	—	—	31
	3%	–	3.99%	2,116	1	1	—	—	2,118
	4%	–	5.00%	2,312	—	—	—	—	2,312

	Total			$4,441	$199	$146	$103	$19	$4,908

Non-indexed accounts of fixed indexed annuities	1%	–	1.99%	$—	$2	$4	$13	$—	$19
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$—	$2	$4	$13	$—	$19

Universal life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	47	6	19	2	1	75
	3%	–	3.99%	789	—	4	7	—	800
	4%	–	5.00%	442	5	—	—	—	447

	Total			$1,278	$11	$23	$9	$1	$1,322

Fixed accounts of variable universal life insurance	1%	–	1.99%	$—	$—	$3	$1	$48	$52
	2%	–	2.99%	1	16	2	1	14	34
	3%	–	3.99%	98	1	3	14	—	116
	4%	–	5.00%	524	25	—	—	—	549

	Total			$623	$42	$8	$16	$62	$751

Non-indexed accounts of indexed universal life insurance	1%	–	1.99%	$—	$—	$—	$—	$2	$2
	2%	–	2.99%	—	—	—	135	—	135
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$—	$—	$—	$135	$2	$137

Other life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	24	—	—	—	—	24
	4%	–	5.00%	249	—	—	—	—	249

	Total			$273	$—	$—	$—	$—	$273

Total	1%	–	1.99%	$7	$272	$258	$138	$69	$744
	2%	–	2.99%	166	46	23	138	15	388
	3%	–	3.99%	4,714	2	8	22	—	4,746
	4%	–	5.00%	4,848	30	—	—	—	4,878

	Total			$9,735	$350	$289	$298	$84	$10,756

RiverSource Life Insurance Company

		December 31, 2025
		Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates	At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Percentage of total account values that reset in:
Next 12 months		100.0%	100.0%	99.9%	100.0%	99.8%	100.0%
> 12 months to 24 months		—	—	—	—	—	—
> 24 months		—	—	0.1	—	0.2	—
Total		100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

				December 31, 2024
				Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates			At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Fixed accounts of variable annuities	1%	–	1.99%	$24	$95	$65	$17	$—	$201
	2%	–	2.99%	112	—	—	—	—	112
	3%	–	3.99%	1,894	7	—	1	—	1,902
	4%	–	5.00%	1,412	—	—	—	—	1,412

	Total			$3,442	$102	$65	$18	$—	$3,627

Fixed accounts of structured variable annuities	1%	–	1.99%	$2	$20	$9	$—	$—	$31
	2%	–	2.99%	13	—	—	—	—	13
	3%	–	3.99%	1	—	—	—	—	1
	4%	–	5.00%	—	—	—	—	—	—

	Total			$16	$20	$9	$—	$—	$45

Fixed annuities	1%	–	1.99%	$85	$237	$152	$89	$14	$577
	2%	–	2.99%	22	14	2	—	—	38
	3%	–	3.99%	2,410	—	—	—	—	2,410
	4%	–	5.00%	2,331	—	—	—	—	2,331

	Total			$4,848	$251	$154	$89	$14	$5,356

Non-indexed accounts of fixed indexed annuities	1%	–	1.99%	$—	$2	$5	$14	$—	$21
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$—	$2	$5	$14	$—	$21

Universal life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	50	4	15	—	—	69
	3%	–	3.99%	821	—	4	6	—	831
	4%	–	5.00%	473	4	—	—	—	477

	Total			$1,344	$8	$19	$6	$—	$1,377

Fixed accounts of variable universal life insurance	1%	–	1.99%	$—	$—	$4	$1	$41	$46
	2%	–	2.99%	7	14	—	1	12	34
	3%	–	3.99%	108	1	2	12	—	123
	4%	–	5.00%	564	21	—	—	—	585

	Total			$679	$36	$6	$14	$53	$788

Non-indexed accounts of indexed universal life insurance	1%	–	1.99%	$—	$—	$4	$2	$—	$6
	2%	–	2.99%	—	125	—	—	—	125
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$—	$125	$4	$2	$—	$131

RiverSource Life Insurance Company

				December 31, 2024
				Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates			At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Other life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	28	—	—	—	—	28
	4%	–	5.00%	268	—	—	—	—	268

	Total			$296	$—	$—	$—	$—	$296

Total	1%	–	1.99%	$111	$354	$239	$123	$55	$882
	2%	–	2.99%	204	157	17	1	12	391
	3%	–	3.99%	5,262	8	6	19	—	5,295
	4%	–	5.00%	5,048	25	—	—	—	5,073

	Total			$10,625	$544	$262	$143	$67	$11,641

Percentage of total account values that reset in:
Next 12 months				100.0%	100.0%	99.9%	100.0%	99.8%	100.0%
> 12 months to 24 months				—	—	—	—	—	—
> 24 months				—	—	0.1	—	0.2	—
Total				100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

The following tables summarize the balances of and changes in the liability for future policy benefits:

(in millions, except percentages)	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Long Term Care Insurance	Total, All Products
Present Value of Expected Net Premiums:
Balance at January 1, 2025	$—	$737	$53	$1,057	$1,847
Beginning balance at original discount rate	—	774	59	1,072	1,905
Effect of changes in cash flow assumptions	—	58	(19)	(8)	31
Effect of actual variances from expected experience	—	(17)	(12)	1	(28)
Adjusted beginning of year balance	$—	$815	$28	$1,065	$1,908
Issuances	141	60	9	—	210
Interest accrual	1	39	2	50	92
Net premiums collected	(142)	(78)	(2)	(138)	(360)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$—	$836	$37	$977	$1,850
Effect of changes in discount rate assumptions	—	(23)	(4)	11	(16)
Balance at December 31, 2025	$—	$813	$33	$988	$1,834
Present Value of Future Policy Benefits:
Balance at January 1, 2025	$1,204	$1,322	$545	$6,187	$9,258
Beginning balance at original discount rate	1,289	1,353	535	6,408	9,585
Effect of changes in cash flow assumptions	(2)	27	(30)	25	20
Effect of actual variances from expected experience	(5)	(20)	(25)	13	(37)
Adjusted beginning of year balance	$1,282	$1,360	$480	$6,446	$9,568
Issuances	141	60	9	—	210
Interest accrual	57	74	30	316	477
Benefit payments	(162)	(114)	(41)	(440)	(757)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$1,318	$1,380	$478	$6,322	$9,498
Effect of changes in discount rate assumptions	(45)	(2)	21	(45)	(71)
Balance at December 31, 2025	$1,273	$1,378	$499	$6,277	$9,427
Adjustment due to reserve flooring	$—	$8	$—	$—	$8
Net liability for future policy benefits	$1,273	$573	$466	$5,289	$7,601
Less: reinsurance recoverable	703	408	20	2,657	3,788
Net liability for future policy benefits, after reinsurance recoverable	$570	$165	$446	$2,632	$3,813

RiverSource Life Insurance Company

(in millions, except percentages)	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Long Term Care Insurance	Total, All Products
Discounted expected future gross premiums	$—	$1,971	$809	$1,173	$3,953
Expected future gross premiums	$—	$3,334	$1,126	$1,554	$6,014
Expected future benefit payments	$1,906	$2,328	$789	$10,218	$15,241
Weighted average interest accretion rate	4.4%	6.2%	6.3%	5.0%
Weighted average discount rate	5.0%	5.3%	5.2%	5.3%
Weighted average duration of liability (in years)	6	7	6	8

(in millions, except percentages)	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Long Term Care Insurance	Total, All Products
Present Value of Expected Net Premiums:
Balance at January 1, 2024	$—	$703	$104	$1,146	$1,953
Beginning balance at original discount rate	—	708	105	1,137	1,950
Effect of changes in cash flow assumptions	—	57	(39)	55	73
Effect of actual variances from expected experience	—	(16)	(13)	(26)	(55)
Adjusted beginning of year balance	$—	$749	$53	$1,166	$1,968
Issuances	201	63	9	—	273
Interest accrual	1	38	3	55	97
Net premiums collected	(202)	(76)	(6)	(149)	(433)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$—	$774	$59	$1,072	$1,905
Effect of changes in discount rate assumptions	—	(37)	(6)	(15)	(58)
Balance at December 31, 2024	$—	$737	$53	$1,057	$1,847
Present Value of Future Policy Benefits:
Balance at January 1, 2024	$1,164	$1,325	$661	$6,561	$9,711
Beginning balance at original discount rate	1,222	1,291	621	6,507	9,641
Effect of changes in cash flow assumptions	(24)	67	(61)	58	40
Effect of actual variances from expected experience	(8)	(16)	(25)	(48)	(97)
Adjusted beginning of year balance	$1,190	$1,342	$535	$6,517	$9,584
Issuances	201	63	9	—	273
Interest accrual	56	73	34	323	486
Benefit payments	(158)	(125)	(43)	(432)	(758)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$1,289	$1,353	$535	$6,408	$9,585
Effect of changes in discount rate assumptions	(85)	(31)	10	(221)	(327)
Balance at December 31, 2024	$1,204	$1,322	$545	$6,187	$9,258
Adjustment due to reserve flooring	$—	$7	$—	$—	$7
Net liability for future policy benefits	$1,204	$592	$492	$5,130	$7,418
Less: reinsurance recoverable	759	424	20	2,591	3,794
Net liability for future policy benefits, after reinsurance recoverable	$445	$168	$472	$2,539	$3,624
Discounted expected future gross premiums	$—	$1,672	$836	$1,247	$3,755
Expected future gross premiums	$—	$2,921	$1,196	$1,713	$5,830
Expected future benefit payments	$1,846	$2,286	$899	$10,522	$15,553
Weighted average interest accretion rate	4.5%	6.0%	6.3%	5.0%
Weighted average discount rate	5.4%	5.6%	5.6%	5.7%
Weighted average duration of liability (in years)	6	7	7	8

Impacts of the annual review of policy benefit reserves assumptions are reflected within the effect of changes in cash flow assumptions in the disaggregated rollforwards above. The annual review of policy benefit reserves assumptions in the third quarter of 2025 resulted in a net increase in future policy benefit reserves, primarily due to net unfavorable changes in LTC morbidity and mortality assumptions partially offset by favorable changes to disability income insurance claim incidence rates. The annual review of policy benefit reserves assumptions in the third quarter of 2024 resulted in a net decrease in future policy benefit reserves, primarily due to decreased disability income insurance claim incidence rates.

RiverSource Life Insurance Company

The balances of and changes in additional liabilities related to insurance guarantees were as follows:

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2025	$1,301	$80	$8	$1,389
Interest accrual	40	5	1	46
Benefit accrual	132	10	2	144
Benefit payments	(84)	(14)	(4)	(102)
Effect of actual variances from expected experience	11	(1)	2	12
Impact of change in net unrealized (gains) losses on securities	9	—	2	11
Balance at December 31, 2025	$1,409	$80	$11	$1,500
Weighted average interest accretion rate	2.9%	6.8%	3.8%
Weighted average discount rate	3.1%	7.1%	3.9%
Weighted average duration of reserves (in years)	9	8	7

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2024	$1,225	$81	$15	$1,321
Interest accrual	37	6	1	44
Benefit accrual	133	8	3	144
Benefit payments	(69)	(13)	(5)	(87)
Effect of actual variances from expected experience	(2)	(1)	(1)	(4)
Impact of change in net unrealized (gains) losses on securities	(23)	(1)	(5)	(29)
Balance at December 31, 2024	$1,301	$80	$8	$1,389
Weighted average interest accretion rate	3.0%	7.0%	3.9%
Weighted average discount rate	3.2%	7.1%	4.0%
Weighted average duration of reserves (in years)	10	8	6

The amount of revenue and interest recognized in the Statements of Income was as follows:

	Years Ended December 31,
	2025		2024
(in millions)	Gross Premiums	Interest Expense	Gross Premiums	Interest Expense
Life contingent payout annuities	$157	$56	$226	$55
Term and whole life insurance	174	35	172	35
Disability income insurance	114	28	119	31
Long term care insurance	171	266	179	268
Total	$616	$385	$696	$389

The following tables summarize the balances of and changes in unearned revenue:

(in millions)	Universal Life Insurance	Variable Universal Life Insurance	Indexed Universal Life Insurance	Total, All Products
Balance at January 1, 2025	$26	$249	$295	$570
Deferral of revenue	1	79	47	127
Amortization	(1)	(21)	(24)	(46)
Balance at December 31, 2025	$26	$307	$318	$651
Balance at January 1, 2024	$27	$196	$266	$489
Deferral of revenue	—	70	51	121
Amortization	(1)	(17)	(22)	(40)
Balance at December 31, 2024	$26	$249	$295	$570

11. SEPARATE ACCOUNT ASSETS AND LIABILITIES

The fair value of separate account assets is invested exclusively in mutual funds.

RiverSource Life Insurance Company

The balances of and changes in separate account liabilities were as follows:

(in millions)	Variable Annuities	Variable Universal Life	Total
Balance at January 1, 2025	$65,737	$9,839	$75,576
Premiums and deposits	996	526	1,522
Policy charges	(1,318)	(321)	(1,639)
Surrenders and other benefits	(7,347)	(413)	(7,760)
Investment return	8,373	1,495	9,868
Net transfer from (to) general account	30	48	78
Balance at December 31, 2025	$66,471	$11,174	$77,645
Cash surrender value	$65,338	$10,463	$75,801

(in millions)	Variable Annuities	Variable Universal Life	Total
Balance at January 1, 2024	$65,839	$8,795	$74,634
Premiums and deposits	933	500	1,433
Policy charges	(1,365)	(307)	(1,672)
Surrenders and other benefits	(6,990)	(412)	(7,402)
Investment return	7,293	1,199	8,492
Net transfer from (to) general account	27	64	91
Balance at December 31, 2024	$65,737	$9,839	$75,576
Cash surrender value	$64,411	$9,220	$73,631

12. MARKET RISK BENEFITS

Market risk benefits are contracts or contract features that both provide protection to the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. Most of the variable annuity contracts issued by the Company contain a GMDB provision. The Company previously offered contracts containing GMWB, GMAB, or GMIB provisions.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract.

The Company has the following primary GMDB provisions:

•	Return of premium – provides purchase payments minus adjusted partial surrenders.

•

Reset – provides that the value resets to the account value at specified contract anniversary intervals minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet – provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At contract issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue could obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest

RiverSource Life Insurance Company

anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Individual variable annuity contracts may have both a death benefit and a living benefit. Net amount at risk is quantified for each benefit and a composite net amount at risk is calculated using the greater of the death benefit or living benefit for each individual contract. The net amount at risk for GMDB and GMAB is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB is defined as the greater of the present value of the minimum guaranteed annuity payments less the current contract value or zero. The net amount at risk for GMWB is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero.

The following table summarizes the balances of and changes in market risk benefits:

	Years Ended December 31,
(in millions, except age)	2025	2024	2023
Balance at beginning of period	$(919)	$335	$1,103
Issuances	23	24	17
Interest accrual and time decay	(116)	(66)	(53)
Reserve increase from attributed fees collected	761	790	788
Reserve release for benefit payments and derecognition	(9)	(11)	(35)
Effect of changes in interest rates and bond markets	(51)	(1,078)	(367)
Effect of changes in equity markets and subaccount performance	(1,006)	(1,228)	(1,267)
Effect of changes in equity index volatility	90	59	(67)
Actual policyholder behavior different from expected behavior	68	71	5
Effect of changes in future expected assumptions	93	106	128
Effect of changes in the instrument-specific credit risk on market risk benefits	(26)	79	83
Balance at end of period	$(1,092)	$(919)	$335
Reconciliation of the gross balances in an asset or liability position:
Asset position	$2,274	$2,182	$1,427
Liability position	(1,182)	(1,263)	(1,762)
Net asset (liability) position	$1,092	$919	$(335)
Guaranteed benefit amount in excess of current account balances (net amount at risk):
Death benefits	$291	$462	$913
Living benefits	$1,811	$2,429	$2,513
Composite (greater of)	$2,084	$2,829	$3,308
Weighted average attained age of contractholders	70	69	69
Changes in unrealized (gains) losses in net income relating to liabilities held at end of period	$(966)	$(2,111)	$(1,551)
Changes in unrealized (gains) losses in other comprehensive income (loss) relating to liabilities held at end of period	$(20)	$85	$84

The following tables provide a summary of the significant inputs and assumptions used in the fair value measurements developed by the Company or reasonably available to the Company of market risk benefits:

	December 31, 2025
	Fair Value	Valuation Technique	Significant Inputs and Assumptions	Range			Weighted Average
	(in millions)
Market risk benefits	$(1,092)	Discounted cash flow	Utilization of guaranteed withdrawals(1)	0.0%	–	52.8%	12.2%
			Surrender rate(2)	0.4%	–	75.0%	3.6%
			Market volatility(3)	0.0%	–	24.9%	11.2%
			Nonperformance risk(4)	65 bps			65	bps
			Mortality rate(5)	0.0%	–	41.6%	1.8%

	December 31, 2024
	Fair Value	Valuation Technique	Significant Inputs and Assumptions	Range			Weighted Average
	(in millions)
Market risk benefits	$(919)	Discounted cash flow	Utilization of guaranteed withdrawals(1)	0.0%	–	52.8%	11.9%
			Surrender rate(2)	0.4%	–	75.0%	3.3%
			Market volatility(3)	0.0%	–	24.6%	10.3%
			Nonperformance risk(4)	65 bps			65	bps
			Mortality rate(5)	0.0%	–	41.6%	1.7%

(1)

The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year. The weighted average utilization rate represents the average assumption, weighted based on the benefit base. The calculation excludes policies that have already started taking withdrawals.

(2)	The weighted average surrender rate represents the average assumption weighted based on the account value of each contract.

RiverSource Life Insurance Company

(3)

Market volatility represents the implied volatility of each contractholder’s mix of funds. The weighted average market volatility represents the average volatility across all contracts, weighted by the size of the guaranteed benefit.

(4)	The nonperformance risk is the spread added to the U.S. Treasury curve.
(5)	The weighted average mortality rate represents the average assumption weighted based on the account value of each contract.

Changes to Significant Inputs and Assumptions:

During the years ended December 31, 2025 and 2024, the Company updated inputs and assumptions based on management’s review of experience studies. These updates resulted in the following notable changes in the fair value estimates of market risk benefits calculations:

Year ended December 31, 2025

•	Updates to surrender assumptions resulted in a decrease to pretax income of $70 million.

•	Updates to utilization of guaranteed withdrawal assumptions resulted in a decrease to pretax income of $14 million.

Year ended December 31, 2024

•	Updates to surrender assumptions resulted in a decrease to pretax income of $83 million.

•	Updates to utilization of guaranteed withdrawal assumptions resulted in a decrease to pretax income of $15 million.

Refer to the rollforward of market risk benefits for the impacts of changes to interest rate, equity market, volatility and nonperformance risk assumptions.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in utilization and volatility used in the fair value measurement of market risk benefits in isolation would have resulted in a significantly higher (lower) liability value.

Significant increases (decreases) in nonperformance risk and surrender assumptions used in the fair value measurement of market risk benefits in isolation would have resulted in a significantly lower (higher) liability value.

Significant increases (decreases) in mortality assumptions used in the fair value measurement of the death benefit portion of market risk benefits in isolation would have resulted in a significantly higher (lower) liability value whereas significant increases (decreases) in mortality rates used in the fair value measurement of the life contingent portion of market risk benefits in isolation would have resulted in a significantly lower (higher) liability value.

Surrender assumptions, utilization assumptions and mortality assumptions vary with the type of base product, type of rider, duration of the policy, age of the contractholder, calendar year of the projection, previous withdrawal history, and the relationship between the value of the guaranteed benefit and the contract accumulation value.

Determination of Fair Value

The Company values market risk benefits using internal valuation models. These models include observable capital market assumptions and significant unobservable inputs related to implied volatility, contractholder behavior assumptions that include margins for risk, and the Company’s nonperformance risk. These measurements are classified as Level 3.

13. DEBT

Short-Term Borrowings

RiverSource Life Insurance Company is a member of the Federal Home Loan Bank (“FHLB”) of Des Moines which provides access to collateralized borrowings. The Company has accessed collateralized borrowings from the FHLB and has pledged (granted a lien on) certain investments as collateral, primarily commercial mortgage backed securities and residential mortgage backed securities, with an aggregate fair value of $1.1 billion and $964 million as of December 31, 2025 and 2024, respectively. The amount of the Company’s liability including accrued interest was $200 million and $201 million as of December 31, 2025 and 2024, respectively. The remaining maturity of outstanding FHLB advances was less than three months as of both December 31, 2025 and 2024. The weighted average annualized interest rate on the FHLB advances held as of December 31, 2025 and 2024 was 4.0% and 4.6%, respectively.

Lines of Credit

RiverSource Life Insurance Company, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under this line of credit may not exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate under the agreement is a Daily Simple Secured Overnight Financing Rate plus 0.1% (“Adjusted Daily Simple SOFR”) plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of both December 31, 2025 and 2024.

RiverSource Life Insurance Company

RiverSource Life of NY, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under this line of credit may not exceed the lesser of $25 million or 3% of RiverSource Life of NY’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate under the agreement is an Adjusted Daily Simple SOFR plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. The credit agreement is amended to extend the maturity on an annual basis with Ameriprise Financial, subject to the New York Department of Financial Services’ non-disapproval. There were no amounts outstanding on this line of credit as of both December 31, 2025 and 2024.

RTA, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender not to exceed $100 million. The interest rate under the agreement is an Adjusted Daily Simple SOFR plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of both December 31, 2025 and 2024.

Long-Term Debt

The Company has a $500 million unsecured 3.5% surplus note due December 31, 2050 to Ameriprise Financial. The surplus note is subordinate in right of payment to the prior payment in full of the Company’s obligations to policyholders, claimants and beneficiaries and all other creditors. No payment of principal or interest shall be made without the prior approval of the Minnesota Department of Commerce and such payments shall be made only from RiverSource Life Insurance Company’s statutory surplus. Interest payments, which commenced on June 30, 2021, are due semiannually in arrears on June 30 and December 31. Subject to the preceding conditions, the Company may prepay all or a portion of the principal at any time. The outstanding balance was $500 million as of both December 31, 2025 and 2024 and is recorded in Long-term debt.

14. FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety.

The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

RiverSource Life Insurance Company

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis (See Note 5 for the balances of assets and liabilities for consolidated investment entities):

	December 31, 2025
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$14,971	$711	$15,682
Residential mortgage backed securities	—	5,417	—	5,417
Commercial mortgage backed securities	—	2,104	—	2,104
State and municipal obligations	—	677	—	677
Asset backed securities	—	1,392	831	2,223
Foreign government bonds and obligations	—	1	—	1
U.S. government and agency obligations	1	—	—	1
Total Available-for-Sale securities	1	24,562	1,542	26,105
Cash equivalents	665	2,872	—	3,537
Market risk benefits	—	—	2,274	2,274	(1)
Receivables:
Fixed deferred indexed annuity ceded embedded derivatives	—	—	59	59
Other assets:
Interest rate derivative contracts	1	142	—	143
Equity derivative contracts	218	12,708	—	12,926
Foreign exchange derivative contracts	—	23	—	23
Credit derivative contracts	—	16	—	16
Total other assets	219	12,889	—	13,108
Separate account assets at net asset value (“NAV”)				77,645	(2)
Total assets at fair value	$885	$40,323	$3,875	$122,728

Liabilities
Policyholder account balances, future policy benefits and claims:
Fixed deferred indexed annuity embedded derivatives	$—	$—	$58	$58
IUL embedded derivatives	—	—	1,042	1,042
Structured variable annuity embedded derivatives	—	—	3,879	3,879
Total policyholder account balances, future policy benefits and claims	—	—	4,979	4,979	(3)
Market risk benefits	—	—	1,182	1,182	(1)
Other liabilities:
Interest rate derivative contracts	1	218	—	219
Equity derivative contracts	343	7,627	—	7,970
Total other liabilities	344	7,845	—	8,189
Total liabilities at fair value	$344	$7,845	$6,161	$14,350

RiverSource Life Insurance Company

	December 31, 2024
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$12,721	$572	$13,293
Residential mortgage backed securities	—	4,039	—	4,039
Commercial mortgage backed securities	—	2,100	—	2,100
State and municipal obligations	—	636	—	636
Asset backed securities	—	1,302	881	2,183
Foreign government bonds and obligations	—	7	—	7
U.S. government and agency obligations	1	—	—	1
Total Available-for-Sale securities	1	20,805	1,453	22,259
Cash equivalents	1,215	1,227	—	2,442
Market risk benefits	—	—	2,182	2,182	(1)
Receivables:
Fixed deferred indexed annuity ceded embedded derivatives	—	—	55	55
Other assets:
Interest rate derivative contracts	—	179	—	179
Equity derivative contracts	114	8,829	—	8,943
Foreign exchange derivative contracts	2	40	—	42
Credit derivative contracts	—	59	—	59
Total other assets	116	9,107	—	9,223
Separate account assets at NAV				75,576	(2)
Total assets at fair value	$1,332	$31,139	$3,690	$111,737

Liabilities
Policyholder account balances, future policy benefits and claims:
Fixed deferred indexed annuity embedded derivatives	$—	$—	$53	$53
IUL embedded derivatives	—	—	1,002	1,002
Structured variable annuity embedded derivatives	—	—	2,461	2,461
Total policyholder account balances, future policy benefits and claims	—	—	3,516	3,516	(3)
Market risk benefits	—	—	1,263	1,263	(1)
Other liabilities:
Interest rate derivative contracts	1	323	—	324
Equity derivative contracts	172	5,159	—	5,331
Foreign exchange derivative contracts	—	7	—	7
Total other liabilities	173	5,489	—	5,662
Total liabilities at fair value	$173	$5,489	$4,779	$10,441

(1)

See Note 12 for additional information related to market risk benefits, including the balances of and changes in market risk benefits as well as the significant inputs and assumptions used in the fair value measurements of market risk benefits.

(2)

Amounts are comprised of financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

(3)	The Company’s adjustment for nonperformance risk resulted in a $258 million and $211 million cumulative decrease to the embedded derivatives as of December 31, 2025 and 2024, respectively.

RiverSource Life Insurance Company

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for-Sale Securities				Receivables
(in millions)	Corporate Debt Securities	Asset Backed Securities	Total		Fixed Deferred Indexed Annuity Ceded Embedded Derivatives
Balance at January 1, 2025	$572	$881	$1,453		$55
Total gains (losses) included in:
Net income	2	—	2	(1)	9
Other comprehensive income (loss)	18	14	32		—
Purchases	169	—	169		—
Settlements	(50)	(64)	(114)		(5)
Balance at December 31, 2025	$711	$831	$1,542		$59
Changes in unrealized gains (losses) in net income relating to assets held at December 31, 2025	$2	$—	$2	(1)	$—
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2025	$18	$14	$32		$—

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		Structured Variable Annuity Embedded Derivatives		Total
Balance at January 1, 2025	$53		$1,002		$2,461		$3,516
Total (gains) losses included in:
Net income	10	(2)	204	(2)	1,758	(3)	1,972
Issues	—		(20)		102		82
Settlements	(5)		(144)		(442)		(591)
Balance at December 31, 2025	$58		$1,042		$3,879		$4,979
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2025	$—		$204	(2)	$1,758	(3)	$1,962

	Available-for-Sale Securities					Receivables
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total		Fixed Deferred Indexed Annuity Ceded Embedded Derivatives
Balance at January 1, 2024	$452	$—	$555	$1,007		$51
Total gains (losses) included in:
Net income	1	—	—	1	(1)	8
Other comprehensive income (loss)	1	—	15	16		—
Purchases	227	64	334	625		—
Settlements	(109)	(1)	—	(110)		(4)
Transfers out of Level 3	—	(63)	(23)	(86)		—
Balance at December 31, 2024	$572	$—	$881	$1,453		$55
Changes in unrealized gains (losses) in net income relating to assets held at December 31, 2024	$1	$—	$—	$1	(1)	$—
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2024	$(2)	$—	$15	$13		$—

RiverSource Life Insurance Company

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		Structured Variable Annuity Embedded Derivatives		Total
Balance at January 1, 2024	$49		$873		$1,011		$1,933
Total (gains) losses included in:
Net income	8	(2)	255	(2)	1,670	(3)	1,933
Issues	—		23		114		137
Settlements	(4)		(149)		(334)		(487)
Balance at December 31, 2024	$53		$1,002		$2,461		$3,516
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2024	$—		$255	(2)	$1,670	(3)	$1,925

	Available-for-Sale Securities			Receivables
(in millions)	Corporate Debt Securities	Asset Backed Securities	Total	Fixed Deferred Indexed Annuity Ceded Embedded Derivatives
Balance at January 1, 2023	$395	$545	$940	$48
Total gains (losses) included in:
Net income	—	—	—	6
Other comprehensive income (loss)	12	10	22	—
Purchases	110	—	110	—
Settlements	(65)	—	(65)	(3)
Balance at December 31, 2023	$452	$555	$1,007	$51
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2023	$11	$10	$21	$—

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		Structured Variable Annuity Embedded Derivatives		Total
Balance at January 1, 2023	$44		$739		$(137	)(4)	$646
Total (gains) losses included in:
Net income	8	(2)	198	(2)	1,166	(3)	1,372
Issues	—		59		104		163
Settlements	(3)		(123)		(122)		(248)
Balance at December 31, 2023	$49		$873		$1,011		$1,933
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2023	$—		$198	(2)	$1,166	(3)	$1,364

(1)	Included in Net investment income.
(2)	Included in Interest credited to fixed accounts.
(3)	Included in Benefits, claims, losses and settlement expenses.
(4)	The fair value of the structured variable annuity embedded derivatives was a net asset as of January 1, 2023 and presented as a contra liability.

The increase to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $42 million, $14 million and $51 million, net of the reinsurance accrual, for the years ended December 31, 2025, 2024 and 2023, respectively.

Securities transferred from Level 3 primarily represent securities with fair values that are now obtained from a third-party pricing service with observable inputs or fair values that were included in an observable transaction with a market participant. Securities transferred to Level 3 represent securities with fair values that are now based on a single non-binding broker quote.

RiverSource Life Insurance Company

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2025
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in millions)
Corporate debt securities (private placements)	$708	Discounted cash flow	Yield/spread to U.S. Treasuries(1)	0.9%	–	1.6%	1.2%
Asset backed securities	$831	flow	Annual default rate(2)	2.7%	–	6.6%	5.1%
			Loss severity	25.0%			25.0%
			Constant prepayment rate(2)	0.0%	–	1.0%	0.4%
			Yield/spread to U.S. Treasuries(3)	185	–	350	201	bps
Fixed deferred indexed annuity ceded embedded derivatives	$59	Discounted cash flow	Surrender rate(4)	0.5%	–	89.8%	5.1%
Fixed deferred indexed annuity embedded derivatives	$58	Discounted cash flow	Surrender rate(4)	0.5%	–	89.8%	5.1%
			Nonperformance risk(5)	65 bps			65	bps
IUL embedded derivatives	$1,042	flow	Nonperformance risk(5)	65 bps			65	bps
Structured variable annuity embedded derivatives	$3,879	Discounted cash flow	Surrender rate(4)	0.5%	–	75.0%	2.0%
			Nonperformance risk(5)	65 bps			65	bps

	December 31, 2024
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in millions)
Corporate debt securities (private placements)	$572	Discounted cash flow	Yield/spread to U.S. Treasuries(1)	0.8%	–	1.7%	1.2%
Asset backed securities	$881	Discounted cash flow	Annual default rate(2)	2.2%	–	4.4%	3.6%
			Loss severity	25.0%			25.0%
			Constant prepayment rate(2)	0.0%	–	1.0%	0.4%
			Yield/spread to U.S. Treasuries(3)	190	–	360	205	bps
Fixed deferred indexed annuity ceded embedded derivatives	$55	Discounted cash flow	Surrender rate(4)	0.0%	–	89.1%	10.6%
Fixed deferred indexed annuity embedded derivatives	$53	Discounted cash flow	Surrender rate(4)	0.0%	–	89.1%	10.6%
			Nonperformance risk(5)	65 bps			65	bps
IUL embedded derivatives	$1,002	Discounted cash flow	Nonperformance risk(5)	65 bps			65	bps
Structured variable annuity embedded derivatives	$2,461	Discounted cash flow	Surrender rate(4)	0.5%	–	75.0%	1.7%
			Nonperformance risk(5)	65 bps			65	bps

(1)

The weighted average for the yield/spread to U.S. Treasuries for corporate debt securities (private placements) is weighted based on the security’s market value as a percentage of the aggregate market value of the securities.

(2)	The weighted average for both the annual default rate and the constant prepayment rate for asset backed securities are weighted based on the balances of each security.
(3)

The weighted average for the yield/spread to U.S. Treasuries for asset backed securities is calculated as the sum of each tranche’s balance multiplied by its spread to U.S. Treasuries divided by the aggregate balances of the tranches.

(4)	The weighted average surrender rate represents the average assumption weighted based on the account value of each contract.
(5)	The nonperformance risk is the spread added to the U.S. Treasury curve.

Level 3 measurements not included in the tables above are obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities and asset backed securities in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in the annual default rate, loss severity, and constant prepayment rate used in the fair value measurement of Level 3 asset backed securities in isolation, generally, would have resulted in a significantly lower (higher) fair value measurement and significant increases (decreases) in loss severity in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in the surrender assumption used in the fair value measurement of the fixed deferred indexed annuity ceded embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk and surrender assumption used in the fair value measurements of the fixed deferred indexed annuity embedded derivatives and structured variable annuity embedded derivatives in isolation would have resulted in a significantly lower (higher) liability value.

RiverSource Life Insurance Company

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques.

Level 1 securities primarily include U.S. Treasuries.

Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes. The fair value of securities included in an observable transaction with a market participant are also considered Level 2 when the market is not active.

Level 3 securities primarily include certain corporate bonds, non-agency residential mortgage backed securities and asset backed securities with fair value typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote. The fair value of affiliated asset backed securities is determined using a discounted cash flow model. Inputs used to determine the expected cash flows include assumptions about discount rates and default, prepayment and recovery rates of the underlying assets. Given the significance of the unobservable inputs to this fair value measurement, the fair value of the investment in the affiliated asset backed securities is classified as Level 3.

Management is responsible for the fair values recorded on the financial statements. Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Cash Equivalents

Cash equivalents include time deposits and other highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less. Actively traded money market funds are measured at their NAV and classified as Level 1. U.S. Treasuries are also classified as Level 1. The Company’s remaining cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Receivables

The Company reinsured its fixed deferred indexed annuity products which have an indexed account that is accounted for as an embedded derivative. The Company uses discounted cash flow models to determine the fair value of these ceded embedded derivatives. The fair value of fixed deferred indexed annuity ceded embedded derivatives includes significant observable interest rates, volatilities and equity index levels and significant unobservable surrender rates. Given the significance of the unobservable surrender rates, these embedded derivatives are classified as Level 3.

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial as of both December 31, 2025 and 2024. See Note 17 and Note 18 for further information on the credit risk of derivative instruments and related collateral.

RiverSource Life Insurance Company

Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV is used as a practical expedient for fair value and represents the exit price for the separate account. Separate account assets are excluded from classification in the fair value hierarchy.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

There is no active market for the transfer of the Company’s embedded derivatives attributable to the provisions of fixed deferred indexed annuity, structured variable annuity and IUL products.

The Company uses discounted cash flow models to determine the fair value of the embedded derivatives associated with the provisions of its fixed deferred indexed annuity, structured variable annuity and IUL products. The fair value of fixed deferred indexed annuity, structured variable annuity and IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and significant unobservable surrender rates and the estimate of the Company’s nonperformance risk. Given the significance of the unobservable surrender rates and the nonperformance risk assumption, the fixed deferred indexed annuity, structured variable annuity and IUL embedded derivatives are classified as Level 3.

The embedded derivatives attributable to these provisions are recorded in Policyholder account balances, future policy benefits and claims.

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial as of both December 31, 2025 and 2024. See Note 17 and Note 18 for further information on the credit risk of derivative instruments and related collateral.

Fair Value on a Nonrecurring Basis

The Company assesses its investment in affordable housing partnerships for impairment. The investments that are determined to be impaired are written down to their fair value. The Company uses a discounted cash flow model to measure the fair value of these investments. Inputs to the discounted cash flow model are estimates of future net operating losses and tax credits available to the Company and discount rates based on market condition and the financial strength of the syndicator (general partner). The balance of affordable housing partnerships measured at fair value on a nonrecurring basis was $17 million and $27 million as of December 31, 2025 and 2024, respectively, and is classified as Level 3 in the fair value hierarchy.

Assets and Liabilities Not Reported at Fair Value

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value:

	December 31, 2025
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$1,927	$—	$—	$1,877	$1,877
Policy loans	1,056	—	1,056	—	1,056
Other investments	56	—	37	19	56
Receivables	5,358	—	—	4,485	4,485
Financial Liabilities
Policyholder account balances, future policy benefits and claims	$23,297	$—	$—	$19,636	$19,636
Short-term borrowings	200	—	200	—	200
Long-term debt	500	—	329	—	329
Other liabilities	3	—	—	3	3
Separate account liabilities — investment contracts	366	—	366	—	366

RiverSource Life Insurance Company

	December 31, 2024
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$1,797	$—	$—	$1,675	$1,675
Policy loans	982	—	982	—	982
Other investments	55	—	36	19	55
Receivables	5,834	—	—	4,795	4,795
Financial Liabilities
Policyholder account balances, future policy benefits and claims	$20,097	$—	$—	$16,826	$16,826
Short-term borrowings	201	—	201	—	201
Long-term debt	500	—	312	—	312
Other liabilities	5	—	—	4	4
Separate account liabilities — investment contracts	364	—	364	—	364

Other investments include syndicated loans and the Company’s membership in the FHLB. Receivables include deposit receivables. See Note 7 for additional information on mortgage loans, policy loans, syndicated loans and deposit receivables.

Policyholder account balances, future policy benefits and claims include fixed annuities in deferral status, non-life contingent fixed annuities in payout status, indexed and structured variable annuity host contracts, and the fixed portion of a small number of variable annuity contracts classified as investment contracts. See Note 10 for additional information on these liabilities. Short-term borrowings include FHLB borrowings. Long-term debt includes the surplus note with Ameriprise Financial. See Note 13 for further information on short-term borrowings and long-term debt. Other liabilities include future funding commitments to affordable housing partnerships and other real estate partnerships. Separate account liabilities are related to certain annuity products that are classified as investment contracts.

15. RELATED PARTY TRANSACTIONS

Revenues

See Note 4 for information about revenues from contracts with customers earned by the Company from related party transactions with affiliates.

The Company is the lessor of one real estate property which it leases to Ameriprise Financial under an operating lease that expires November 30, 2029. The Company earned $5 million in rental income for each of the years ended December 31, 2025, 2024 and 2023, which is reflected in Other revenues. The Company expects to earn $5 million in each year of the next three annual periods and $4 million in the period ending November 30, 2029.

Expenses

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $313 million, $352 million and $338 million for the years ended December 31, 2025, 2024 and 2023, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Income Taxes

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The net amount due from Ameriprise Financial for federal income taxes was $296 million and $277 million as of December 31, 2025 and 2024, respectively, which is reflected in Other assets.

Investments

The Company has holdings of AA, A and BBB rated asset backed securities issued by Ameriprise Installment Financing, LLC or Ameriprise Advisor Financing 2, LLC, subsidiaries of Ameriprise Financial. The asset backed securities are collateralized by portfolios of loans issued to advisors affiliated with AFS, an affiliated broker dealer. As of December 31, 2025 and 2024, the fair value of these asset backed securities was $830 million and $879 million, respectively, and is reported in Investments: Available-for-Sale Fixed maturities, at fair value. Interest income from these asset backed securities was $54 million, $44 million and $34 million for the years ending December 31, 2025, 2024 and 2023, respectively, and is reported in Net investment income.

Lines of Credit

RiverSource Life Insurance Company, as the lender, has a revolving credit agreement with Ameriprise Financial as the borrower. This line of credit is not to exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets as of the prior year end. The interest rate under the agreement is an Adjusted Daily Simple SOFR plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. In the event of default, an additional 1% interest will accrue during such period of default. There were no amounts outstanding on this revolving credit agreement as of both December 31, 2025 and 2024. See Note 13 for information about additional lines of credit with an affiliate.

RiverSource Life Insurance Company

Long-Term Debt

See Note 13 for information about a surplus note to an affiliate.

Dividends, Return of Capital, or Distributions

Cash dividends and return of capital or distributions paid and received by RiverSource Life Insurance Company were as follows:

	Years Ended December 31,
(in millions)	2025	2024	2023
Dividends paid to Ameriprise Financial	$600	$600	$600
Dividend received from RiverSource Life of NY	50	50	50
Return of capital received from RTA	—	40	75

For dividends and other distributions from the life insurance companies, advance notification was provided to state insurance regulators prior to payments. See Note 16 for additional information.

16. REGULATORY REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. The more significant differences from GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, classifying surplus notes as a component of statutory surplus rather than debt, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

State insurance statutes contain limitations as to the amount of dividends and other distributions that insurers may make without providing prior notification to state regulators. For RiverSource Life Insurance Company, payments in excess of unassigned surplus, as determined in accordance with accounting practices prescribed by the State of Minnesota, require advance notice to the Minnesota Department of Commerce (“MN DOC”), RiverSource Life Insurance Company’s primary regulator, and are subject to potential disapproval. RiverSource Life Insurance Company’s statutory unassigned deficit was $275 million and $736 million as of December 31, 2025 and 2024, respectively.

In addition, dividends or distributions whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceed the greater of the previous year’s statutory net gain from operations or 10% of the previous year-end statutory capital and surplus are referred to as “extraordinary dividends.” Extraordinary dividends also require advance notice to the MN DOC, and are subject to potential disapproval. Statutory capital and surplus was $2.5 billion and $2.7 billion as of December 31, 2025 and 2024, respectively.

Statutory net gain from operations and net income for RiverSource Life Insurance Company are summarized as follows:

	Years Ended December 31,
(in millions)	2025	2024	2023
Statutory net gain from operations	$1,855	$1,097	$1,331
Statutory net income (loss)	1,101	(91)	845

Government debt securities of $4 million as of both December 31, 2025 and 2024 were on deposit with various states as required by law.

17. OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Consolidated Balance Sheets. The Company’s derivative instruments are subject to master netting and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Consolidated Balance Sheets.

RiverSource Life Insurance Company

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2025
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$12,894	$—	$12,894	$(8,023)	$(2,484)	$(2,296)	$91
OTC cleared	9	—	9	(9)	—	—	—
Exchange-traded	205	—	205	(41)	—	—	164
Total	$13,108	$—	$13,108	$(8,073)	$(2,484)	$(2,296)	$255

	December 31, 2024
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$9,111	$—	$9,111	$(5,555)	$(1,550)	$(1,970)	$36
OTC cleared	10	—	10	(10)	—	—	—
Exchange-traded	102	—	102	(17)	—	—	85
Total	$9,223	$—	$9,223	$(5,582)	$(1,550)	$(1,970)	$121

(1)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2025
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$8,122	$—	$8,122	$(8,023)	$—	$(99)	$—
OTC cleared	19	—	19	(9)	—	—	10
Exchange-traded	48	—	48	(41)	—	—	7
Total	$8,189	$—	$8,189	$(8,073)	$—	$(99)	$17

	December 31, 2024
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$5,622	$—	$5,622	$(5,555)	$—	$(67)	$—
OTC cleared	18	—	18	(10)	—	—	8
Exchange-traded	22	—	22	(17)	—	—	5
Total	$5,662	$—	$5,662	$(5,582)	$—	$(67)	$13

(1)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

In the tables above, the amount of assets or liabilities presented are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, it may be required to post additional collateral.

RiverSource Life Insurance Company

Freestanding derivative instruments are reflected in Other assets and Other liabilities. Cash collateral pledged by the Company is reflected in Other assets and cash collateral accepted by the Company is reflected in Other liabilities. See Note 18 for additional disclosures related to the Company’s derivative instruments.

18. DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

Certain of the Company’s freestanding derivative instruments are subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Consolidated Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 17 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

Generally, the Company uses derivatives as economic hedges and accounting hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2025			December 31, 2024
	Notional	Gross Fair Value		Notional	Gross Fair Value
(in millions)		Assets(1)	Liabilities(2)		Assets(1)	Liabilities(2)
Derivatives not designated as hedging instruments
Interest rate contracts	$36,007	$143	$219	$39,082	$179	$324
Equity contracts	131,028	12,926	7,970	108,205	8,943	5,331
Credit contracts	3,318	16	—	2,914	59	—
Foreign exchange contracts	2,234	23	—	2,938	42	7
Total non-designated hedges	172,587	13,108	8,189	153,139	9,223	5,662
Embedded derivatives
IUL	N/A	—	1,042	N/A	—	1,002
Fixed deferred indexed annuities and deposit receivables	N/A	59	58	N/A	55	53
Structured variable annuities(3)	N/A	—	3,879	N/A	—	2,461
Total embedded derivatives	N/A	59	4,979	N/A	55	3,516
Total derivatives	$172,587	$13,167	$13,168	$153,139	$9,278	$9,178

N/A Not applicable.

(1)	The fair value of freestanding derivative assets is included in Other assets and the fair value of ceded embedded derivative assets related to deposit receivables is included in Receivables.
(2)

The fair value of freestanding derivative liabilities is included in Other liabilities. The fair value of IUL, fixed deferred indexed annuity and structured variable annuity embedded derivatives is included in Policyholder account balances, future policy benefits and claims.

(3)

The fair value of the structured variable annuity embedded derivatives as of December 31, 2025 included $3.9 billion of individual contracts in a liability position and $1 million of individual contracts in an asset position. The fair value of the structured variable annuity embedded derivatives as of December 31, 2024 included $2.5 billion of individual contracts in a liability position and $3 million of individual contracts in an asset position.

See Note 14 for additional information regarding the Company’s fair value measurement of derivative instruments.

As of December 31, 2025 and 2024, investment securities with a fair value of $1.7 billion and $1.5 billion, respectively, were pledged to meet contractual obligations under derivative contracts, of which $100 million and $84 million, respectively, may be sold, pledged or rehypothecated by the counterparty. As of December 31, 2025 and 2024, investment securities with a fair value of $2.7 billion and $2.2 billion, respectively, were received as collateral to meet contractual obligations under derivative contracts, of which $2.4 billion and $2.0 billion, respectively, may be sold, pledged or rehypothecated by the Company. As of both December 31, 2025 and 2024, the Company had sold, pledged or rehypothecated none of these securities. In addition, as of both December 31, 2025 and 2024, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Consolidated Balance Sheets.

RiverSource Life Insurance Company

The following table presents a summary of the impact of derivatives not designated as hedging instruments, including embedded derivatives, on the Consolidated Statements of Income:

(in millions)	Benefits, Claims, Losses and Settlement Expenses	Interest Credited to Fixed Accounts	Change in Fair Value of Market Risk Benefits
Year Ended December 31, 2025
Interest rate contracts	$2	$—	$(198)
Equity contracts	1,554	100	(842)
Credit contracts	—	—	(82)
Foreign exchange contracts	—	—	(29)
IUL embedded derivatives	—	(60)	—
Fixed deferred indexed annuity and deposit receivables embedded derivatives	—	18	—
Structured variable annuity embedded derivatives	(1,758)	—	—
Total gain (loss)	$(202)	$58	$(1,151)

Year Ended December 31, 2024
Interest rate contracts	$(10)	$—	$(1,128)
Equity contracts	1,419	71	(1,021)
Credit contracts	—	—	124
Foreign exchange contracts	—	—	64
IUL embedded derivatives	—	(106)	—
Fixed deferred indexed annuity and deposit receivables embedded derivatives	—	16	—
Structured variable annuity embedded derivatives	(1,670)	—	—
Total gain (loss)	$(261)	$(19)	$(1,961)

Year Ended December 31, 2023
Interest rate contracts	$(5)	$—	$(422)
Equity contracts	770	79	(1,239)
Credit contracts	—	—	7
Foreign exchange contracts	—	—	5
IUL embedded derivatives	—	(75)	—
Fixed deferred indexed annuity and deposit receivables embedded derivatives	—	(3)	—
Structured variable annuity embedded derivatives	(1,166)	—	—
Total gain (loss)	$(401)	$1	$(1,649)

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

The deferred premium associated with certain of the above options is paid or received semi-annually over the life of the contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options as of December 31, 2025:

(in millions)	Premiums Payable	Premiums Receivable
2026	$247	$88
2027	21	—
2028	31	—
2029	135	—
2030	217	—
2031	16	—
Total	$667	$88

Actual timing and payment amounts may differ due to future settlements, modifications or exercises of the contracts prior to the full premium being paid or received.

Structured variable annuity and IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to structured variable annuity and IUL products will positively or negatively impact earnings over the life of these products. The equity components of structured variable annuity and IUL product obligations are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. As a means of economically hedging its obligations under the provisions of these products, the Company enters into interest rate swaps, index options and futures contracts.

RiverSource Life Insurance Company

As discussed in Note 12, the Company issues variable annuity contracts that provide protection to contractholders from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. The Company economically hedges its obligations under these market risk benefits using options, swaptions, swaps and futures.

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting and collateral arrangements whenever practical. See Note 17 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of the Company’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. As of December 31, 2025 and 2024, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $99 million and $67 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2025 and 2024 was $99 million and $67 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position as of December 31, 2025 and 2024 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been nil as of both December 31, 2025 and 2024, respectively.

19. SHAREHOLDER’S EQUITY

The following tables present the amounts related to each component of OCI:

	Year Ended December 31, 2025
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$675	$(145)	$530
Reclassification of net (gains) losses on securities included in net income(2)	6	(1)	5
Impact of benefit reserves and reinsurance recoverables	(9)	2	(7)
Net unrealized gains (losses) on securities	672	(144)	528
Effect of changes in discount rate assumptions on certain long-duration contracts	(91)	19	(72)
Effect of changes in instrument-specific credit risk on market risk benefits (“MRBs”)	26	(6)	20
Other	1	—	1
Total other comprehensive income (loss)	$608	$(131)	$477

	Year Ended December 31, 2024
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$(383)	$82	$(301)
Reclassification of net (gains) losses on securities included in net income(2)	11	(2)	9
Impact of benefit reserves and reinsurance recoverables	20	(4)	16
Net unrealized gains (losses) on securities	(352)	76	(276)
Effect of changes in discount rate assumptions on certain long-duration contracts	194	(41)	153
Effect of changes in instrument-specific credit risk on MRBs	(79)	17	(62)
Total other comprehensive income (loss)	$(237)	$52	$(185)

RiverSource Life Insurance Company

	Year Ended December 31, 2023
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$652	$(144)	$508
Reclassification of net (gains) losses on securities included in net income(2)	27	(7)	20
Impact of benefit reserves and reinsurance recoverables	(24)	5	(19)
Net unrealized gains (losses) on securities	655	(146)	509
Effect of changes in discount rate assumptions on certain long-duration contracts	(69)	15	(54)
Effect of changes in instrument-specific credit risk on MRBs	(83)	18	(65)
Total other comprehensive income (loss)	$503	$(113)	$390

(1)	Includes impairments on Available-for-Sale securities related to factors other than credit that were recognized in OCI during the period.
(2)	Reclassification amounts are recorded in Net realized investment gains (losses).

Other comprehensive income (loss) related to net unrealized gains (losses) on securities includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

The following table presents the changes in the balances of each component of AOCI, net of tax:

(in millions)	Net Unrealized Gains (Losses) on Securities	Effect of Changes in Discount Rate Assumptions	Effect of Changes in Instrument- Specific Credit Risk on MRBs	Other	Total
Balance at January 1, 2023	$(991)	$(72)	$(20)	$(1)	$(1,084)
OCI before reclassifications	489	(54)	(65)	—	370
Amounts reclassified from AOCI	20	—	—	—	20
Total OCI	509	(54)	(65)	—	390
Balance at December 31, 2023	(482)	(126)	(85)	(1)	(694)
OCI before reclassifications	(285)	153	(62)	—	(194)
Amounts reclassified from AOCI	9	—	—	—	9
Total OCI	(276)	153	(62)	—	(185)
Balance at December 31, 2024	(758)	27	(147)	(1)	(879)
OCI before reclassifications	523	(72)	20	1	472
Amounts reclassified from AOCI	5	—	—	—	5
Total OCI	528	(72)	20	1	477
Balance at December 31, 2025	$(230)	$(45)	$(127)	$—	$(402)

20. INCOME TAXES

The components of income tax provision (benefit) were as follows:

	Years Ended December 31,
(in millions)	2025	2024	2023
Current income tax
Federal	$(85)	$(297)	$(112)
State	(4)	(4)	2
Total current income tax	(89)	(301)	(110)
Deferred income tax
Federal	170	402	98
State	4	2	2
Total deferred income tax	174	404	100
Total income tax provision (benefit)	$85	$103	$(10)

RiverSource Life Insurance Company

The principal reasons that the aggregate income tax provision (benefit) is different from that computed by using the U.S. statutory rate of 21% were as follows:

	Years Ended December 31,
	2025		2024		2023
(in millions, except percentages)	Amount	Percentage	Amount	Percentage	Amount	Percentage
U.S. federal statutory tax rate	$165	21.0%	$193	21.0%	$81	21.0%
State and local income taxes, net of federal income tax effect(1)	—	—	(2)	(0.2)	3	0.9
Tax credits:
Low income housing credit	(20)	(2.6)	(25)	(2.7)	(31)	(8.0)
Foreign tax credit, net of addback	(24)	(3.0)	(21)	(2.2)	(27)	(7.0)
Nontaxable or nondeductible items:
Dividends received deduction	(29)	(3.7)	(31)	(3.4)	(32)	(8.2)
Other	—	—	(1)	(0.1)	2	0.4
Changes in unrecognized tax benefits	2	0.2	—	—	6	1.6
Other adjustments:
Audit adjustments	(8)	(1.0)	(9)	(1.0)	(13)	(3.4)
Other	(1)	(0.1)	(1)	(0.2)	1	0.2
Effective tax rate	$85	10.8%	$103	11.2%	$(10)	(2.5)%

(1)

State taxes in Illinois, Florida, Mississippi, New Hampshire and Hawaii made up the majority (greater than 50 percent) of the tax effect in this category for 2025. State taxes in Florida, Oregon, New Hampshire and Minnesota made up the majority (greater than 50 percent) of the tax effect in this category for 2024. State taxes in Florida made up the majority (greater than 50 percent) of the tax effect in this category for 2023.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. Deferred income tax assets and liabilities are measured at the statutory rate of 21% as of both December 31, 2025 and 2024. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within Other assets or Other liabilities, were as follows:

	December 31,
(in millions)	2025	2024
Deferred income tax assets
Insurance and annuity benefits including corresponding hedges	$525	$801
Investments including net unrealized on Available-for-Sale securities	119	177
Other	44	39
Gross deferred income tax assets	688	1,017
Less: valuation allowance	30	32
Total deferred income tax assets	658	985
Deferred income tax liabilities
Deferred acquisition costs	324	355
Other	77	57
Gross deferred income tax liabilities	401	412
Net deferred income tax assets	$257	$573

Included in the Company’s deferred income tax assets are tax benefits related to state net operating losses of $33 million, net of federal benefit, which will expire beginning December 31, 2026. Based on analysis of the Company’s tax position as of December 31, 2025, management believes it is more likely than not that the Company will not realize certain state net operating losses of $28 million and state deferred tax assets of $2 million, both net of federal benefit; therefore, a valuation allowance of $30 million has been established.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

(in millions)	2025	2024	2023
Balance at January 1	$22	$27	$37
Reductions for tax positions related to the current year	(2)	(3)	(3)
Additions for tax positions of prior years	2	—	65
Reductions for tax positions of prior years	—	—	(71)
Reductions due to lapse of statutes of limitations	(1)	(2)	(1)
Balance at December 31	$21	$22	$27

If recognized, approximately $18 million, $17 million and $19 million, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2025, 2024 and 2023, respectively, would affect the effective tax rate.

RiverSource Life Insurance Company

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net increase of $3 million, $2 million and $8 million in interest and penalties for the years ended December 31, 2025, 2024 and 2023, respectively. As of December 31, 2025 and 2024, the Company had a payable of $19 million and $13 million, respectively, related to accrued interest and penalties.

The Company files its federal income tax return as part of the consolidated income tax return of Ameriprise Financial in the U.S. federal jurisdiction. The Company files as a separate entity and as part of unitary or combined returns with Ameriprise Financial, Inc. and other affiliates in various state jurisdictions. The federal statutes of limitations are closed on years through 2018, except for two issues for 2016 which were claimed on an amended return. During the second quarter of 2025, the Internal Revenue Service (“IRS”) finalized the audit of Ameriprise Financial’s U.S. income tax returns for tax years 2019 and 2020, except for one issue for 2020, which remains open. The IRS is currently auditing Ameriprise Financial’s U.S. income tax returns for 2021 through 2023. The state income tax returns of Ameriprise Financial or its subsidiaries, including the Company, are currently under examination by various jurisdictions for years ranging from 2018 through 2023.

The legislation commonly referred to as the One Big Beautiful Bill Act (“OBBBA”) was enacted on July 4, 2025. The corporate tax law changes resulting from the OBBBA did not have a material impact to the Company’s consolidated financial statements for the year ended December 31, 2025 and, based on current guidance, the Company does not expect to record any material impacts in the future.

Income taxes paid (received) were as follows:

(in millions)	2025	2024	2023
Income taxes paid (received), net	$(81)	$(286)	$215
Federal	(81)	(286)	215

21. COMMITMENTS AND CONTINGENCIES

Commitments

The following table presents the Company’s funding commitments as of December 31:

(in millions)	2025	2024
Commercial mortgage loans	$27	$58

Contingencies

The Company and its affiliates are involved, in the normal course of business, in legal proceedings, which include regulatory inquiries, arbitration and litigation (including class actions), concerning matters arising in connection with the conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

As with other insurance companies, the level of regulatory activity concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including AFS and RiverSource Distributors, Inc. receive requests for information from, and/or has been subject to examination or claims by various state, federal and other domestic authorities. The Company and its affiliates are cooperating with the applicable regulators. The Company and its affiliates typically have numerous pending matters that include information requests, exams, inquiries or disputes regarding their business activities and practices and other subjects, including from time to time: sales and distribution of, and disclosure practices related to, various products, including the Company’s insurance and annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors, Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; recordkeeping requirements; and transaction monitoring systems and controls.

These pending matters are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss that may result from such matters. The Company cannot predict with certainty if, how, or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a potential loss or range of loss can be reasonably estimated for any matter. An adverse outcome in any matter could result in an adverse judgment, a settlement, fine, penalty, or other sanction, and may lead to further claims, examinations, adverse publicity or reputational damage, each of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, or liquidity.

In accordance with applicable accounting standards, the Company establishes an accrued liability for contingent litigation and regulatory matters when those matters present loss contingencies that are both probable and can be reasonably estimated. The Company discloses the nature of the contingency when management believes there is at least a reasonable possibility that the

RiverSource Life Insurance Company

outcome may be material to the Company’s consolidated financial statements and, where feasible, an estimate of the possible loss. In such cases, there still may be an exposure to loss in excess of any amounts reasonably estimated and accrued. When a loss contingency is not both probable and reasonably estimable, the Company does not establish an accrued liability, but continues to monitor, in conjunction with any outside counsel handling a matter, further developments that would make such loss contingency both probable and reasonably estimable. Once the Company establishes an accrued liability with respect to a loss contingency, the Company continues to monitor the matter for further developments that could affect the amount of the accrued liability that has been previously established, and any appropriate adjustments are made each quarter.

Guaranty Fund Assessments

RiverSource Life Insurance Company and RiverSource Life of NY are required by law to be a member of the guaranty fund association in every state where they are licensed to do business. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund associations. The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of its premiums written relative to the industry-wide premium in each state. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset. As of December 31, 2025 and 2024, the estimated liability was $13 million and $11 million, respectively. As of December 31, 2025 and 2024, the related premium tax asset was $11 million and $9 million, respectively. The expected period over which guaranty fund assessments will be made and the related tax credits recovered is not known.

SAI9000_12_E01_(05/26)

PART C – OTHER INFORMATION
Item 27. Exhibits
(a)	(i)
Resolution of the Executive Committee of the Board of Directors of American Enterprise Life Insurance Company
establishing the American Enterprise Variable Annuity Account dated July 15, 1987, filed electronically as Exhibit 1 to the
Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated by reference.

(ii)
Unanimous Written Consent of the Board of Directors In Lieu of a Meeting for IDS Life Insurance Company, adopted
December 8, 2006 for the Re-designation of the Separate Accounts to Reflect Entity Consolidation and Rebranding filed electronically as Exhibit 27(a)(6) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is
incorporated by reference.

(b)		Not applicable.
(c)
Copy of Principal Underwriter Agreement for RiverSource Life Insurance Company Variable Annuities and Variable Life
Insurance Between RiverSource Distributors, Inc. and RiverSource Life Insurance Company, filed as Exhibit 3.1 to the
Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760 on January 3,
2007, is incorporated by reference.

(d)	(i)
Form of Deferred Annuity Contract for American Express Signature Variable Annuity® (form 43431), filed as Exhibit 4.1 to
RiverSource Variable Annuity Account’s Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865 on
Form N-4, filed on Aug. 5, 1999, is incorporated by reference.(See Exhibit 4.1 to Form N-4 Registration Statement filed with the SEC on August 5, 1999.)

(ii)
Form of Roth IRA Endorsement contracts (form 43094), filed as Exhibit 4.2 to RiverSource Variable Annuity Account’s
Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865 on Form N-4, filed on Aug. 5, 1999, is incorporated by reference.(See Exhibit 4.2 to Form N-4 Registration Statement filed with the SEC on August 5, 1999.)

(iii)
Form of SEP-IRA contracts (form 43433), filed as Exhibit 4.3 to RiverSource Variable Annuity Account’s Pre-Effective
Amendment No. 1 to Registration Statement No. 333-74865 on Form N-4, filed on Aug. 4, 1999, is incorporated by reference.(See Exhibit 4.3 to Form N-4 Registration Statement filed with the SEC on August 4, 1999.)

(iv)
Form of TSA Endorsement contracts (form 43413), filed as Exhibit 4.4 to RiverSource Variable Annuity Account’s
Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-72777, on July 8, 1999, is
incorporated by reference.(See Exhibit 4.4 to Form N-4 Registration Statement filed with the SEC on July 8, 1999.)

(v)
Form of Guaranteed Minimum Income Benefit Rider for the American Express Signature Variable Annuity® and the
American Express® Signature One Variable Annuity (6% Accumulation Benefit Base) (form 240186), filed as Exhibit 4.2 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4,
File No. 333-85567, on Feb. 11, 2000, is incorporated by reference.(See Exhibit 4.2 to Form N-4 Registration Statement
filed with the SEC on February 11, 2000.)

(vi)
Form of 5% Accumulation Death Benefit Rider for the American Express Signature Variable Annuity® and the American
Express Signature One Variable Annuity(SM) (form 240183), filed as Exhibit 4.3 to RiverSource Variable Annuity
Account’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-85567, on Dec. 8,
1999, is incorporated by reference.(See Exhibit 4.3 to Form N-4 Registration Statement filed with the SEC on December 8,
1999.)

(vii)
Form of 8% Performance Credit Rider for the American Express Signature Variable Annuity® and the American Express®
Signature One Variable Annuity (form 240187), filed as Exhibit 4.4 to RiverSource Variable Annuity Account’s
Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-85567, on Dec. 30, 1999, is
incorporated by reference.

(viii)
Form of Traditional IRA or SEP-IRA Endorsement (form 272108) filed as Exhibit 4.11 to Post-Effective Amendment
No. 10 to the Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-92297, on
January 30, 2003, is incorporated by reference.

(ix)
Form of Roth IRA Endorsement (form 272109) filed as Exhibit 4.12 to Post-Effective Amendment No. 10 to the
Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-92297, on January 30, 2003, is
incorporated by reference.

(x)
Form of Variable Annuity Unisex Endorsement (form 272110) filed as Exhibit 4.13 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-92297, on January 30,
2003, is incorporated by reference.

(xi)
Form of Maximum Anniversary Value Death Benefit Rider (form 272869) filed as Exhibit 4.11 to RiverSource Variable
Annuity Account’s Post-Effective Amendment No. 7 to Registration Statement on Form N-4, File No. 333-74865, on
February 2, 2004, is incorporated by reference.

(xii)
Form of 5% Accumulation Death Benefit Rider (form 272870) filed as Exhibit 4.12 to RiverSource Variable Annuity
Account’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-74865, on February 2,
2004, is incorporated by reference.

(xiii)
Form of Enhanced Death Benefit Rider (form 272871) filed as Exhibit 4.13 to RiverSource Variable Annuity Account’s
Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-74865, on February 2, 2004, is
incorporated by reference.

(xiv)
Form of Guaranteed Minimum Income Benefit Rider (Maximum Anniversary Value Benefit Base) (form 272872) filed as
Exhibit 4.14 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 7 to the Registration Statement on
Form N-4, Filed No. 333-74865, on February 2, 2004 is incorporated by reference.

(xv)
Form of Guaranteed Minimum Income Benefit Rider (5% Accumulation Benefit Base) (form 272873) filed as Exhibit 4.15 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4,
File No. 333-74865, on February 2, 2004, is incorporated by reference.

(xvi)
Form of Guaranteed Minimum Income Benefit Rider (Greater of Maximum anniversary Value Benefit Base or 5%
Accumulation Benefit Base) (form 272874) filed as Exhibit 4.16 to RiverSource Variable Annuity Account’s Post-Effective
Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-74865, on February 2, 2004 is incorporated by reference.

(xvii)
Form of Guaranteed Minimum Withdrawal Benefit Rider (The Guarantor(SM) Withdrawal Benefit) (form 272875) filed as
Exhibit 4.17 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 7 to the Registration Statement on
Form N-4, File No. 333-74865, on February 2, 2004, is incorporated by reference.

(xviii)
Form of Deferred Variable Annuity Contract (form 272876-DPFCC) filed as Exhibit 4.21 to RiverSource Variable Annuity
Account’s Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, File No. 333-73958, on
February 10, 2004, is incorporated by reference.

(xix)
Form of Guaranteed Minimum Withdrawal Benefit Rider (form 273567) filed as Exhibit 4.22 to RiverSource Variable
Annuity Account’s Post-Effective Amendment No. 22 to the Registration Statement on Form N-4, File No. 333-92297, on
Jan. 28, 2005, is incorporated by reference.

(xx)
Form of Guaranteed Minimum Accumulation Benefit Rider (form 273568) filed as Exhibit 4.23 to RiverSource Variable
Annuity Account’s Post-Effective Amendment No. 22 to the Registration Statement on Form N-4, File No. 333-92297, on
Jan. 28, 2005, is incorporated by reference.

(xxi)
Form of Annuity Endorsement (form 273566) filed as Exhibit 4.24 to RiverSource Variable Annuity Account’s
Post-Effective Amendment No. 22 to the Registration Statement on Form N-4, File No. 333-92297, on January 28, 2005, is
incorporated by reference.

(xxii)
Form of Guaranteed Minimum Lifetime Withdrawal Benefit Rider (Guarantor Withdrawal Benefit for Life (SM) Rider)
(Form 273959) filed as Exhibit 4.22 to Post-Effective Amendment No. 14 to the Registration Statement on Form N-4, File
No. 333-74865, on April 28, 2006, is incorporated by reference.

(xxiii)
Form of Guarantor(SM) Withdrawal Benefit (form 273567-E) filed as Exhibit 4.26 to American Enterprise Variable Annuity
Account's Post-Effective Amendment No. 30 to Registration Statement No. 333-92297 on or about August 25, 2006, is incorporated by reference.

(xxiv)
Form of Guarantor(SM) Withdrawal Benefit (form 272875-E) filed as Exhibit 4.27 to American Enterprise Variable Annuity
Account's Post-Effective Amendment No. 30 to Registration Statement No. 333-92297 on or about August 25, 2006, is incorporated by reference.

(xxv)
Form of MVA Endorsement (form 44182) filed as Exhibit 4.25 to the Initial Registration Statement on Form N-4 for
RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

(xxvi)
Form of Withdrawal Charges Endorsement (form 44189) filed as Exhibit 4.26 to the Initial Registration Statement on
Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

(xxvii)
Form of Age Endorsement (form 240496) filed as Exhibit 4.27 to the Initial Registration Statement on Form N-4 for
RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

(xxviii)
Form of Benefit Protector(SM) Death Benefit Rider contracts (form 271155), filed as Exhibit 4.15 to RiverSource Variable
Annuity Account’s Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, File No. 333-85567, on
March 1, 2001, is incorporated by reference.

(xxix)
Form of Benefit Protector(SM) Plus Death Benefit Rider contracts (form 271156), filed as Exhibit 4.16 to RiverSource
Variable Annuity Account’s Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, File
No. 333-85567, on March 1, 2001, is incorporated by reference.

(xxx)
Form of TSA Plan Endorsement - RVSL (form 272865) filed as Exhibit 4.30 to the Initial Registration Statement on
Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

(xxxi)
Form of TSA Plan Endorsement - AEL (form 272865) filed as Exhibit 4.31 to the Initial Registration Statement on
Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

(xxxii)
Form of 401 Plan Endorsement - RVSL (form 272866) filed as Exhibit 4.32 to the Initial Registration Statement on
Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

(xxxiii)
Form of 401 Plan Endorsement - AEL (form 272866) filed as Exhibit 4.33 to the Initial Registration Statement on Form N-4
for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

(xxxiv)
Form of Unisex Endorsement (form 272867) filed as Exhibit 4.34 to the Initial Registration Statement on Form N-4 for
RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

(xxxv)
Form of Fixed and Variable Annuity Contract (form 272876) filed as Exhibit 4.35 to the Initial Registration Statement on
Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

(xxxvi)
Form of Annuity Endorsement (form 273566) filed as Exhibit 4.24 to RiverSource Variable Annuity Account’s
Post-Effective Amendment No. 22 to the Registration Statement on Form N-4, File No. 333-92297, on Jan. 28, 2005 is
incorporated by reference.

(xxxvii)
Form of Fixed and Variable Annuity Contract - RVSL (form 273954) filed as Exhibit 4.35 to the Initial Registration
Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is
incorporated by reference.

(xxxviii)
Form of Fixed and Variable Annuity Contract - AEL (form 273954) filed as Exhibit 4.38 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

(xxxix)
Form of Contract Data Pages - RVSL (form 273954 DPSIG) filed as Exhibit 4.39 to the Initial Registration Statement on
Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

(xl)
Form of MAV GMIB Rider - RVSL (form 273961) filed as Exhibit 4.40 to the Initial Registration Statement on Form N-4
for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

(xli)
Form of MAV GMIB Rider - AEL (form 273961) filed as Exhibit 4.41 to the Initial Registration Statement on Form N-4 for
RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

(xlii)
Form of 5% GMIB Rider - RVSL (form 273962 filed as Exhibit 4.42 to the Initial Registration Statement on Form N-4 for
RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

(xliii)
Form of 5% GMIB Rider - AEL (form 273962) filed as Exhibit 4.43 to the Initial Registration Statement on Form N-4 for
RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

(xliv)
Form of Greater of MAV or 5% GMIB Rider - RVSL (form 273963) filed as Exhibit 4.44 to the Initial Registration
Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is
incorporated by reference.

(xlv)
Form of Greater of MAV or 5% GMIB Rider - AEL (form 273963) filed as Exhibit 4.45 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

(xlvi)
Form of Unisex Endorsement - RVSL (form 273964) filed as Exhibit 4.46 to the Initial Registration Statement on Form N-4
for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

(xlvii)
Form of Unisex Endorsement - RVSL (form 273964) filed as Exhibit 4.47 to the Initial Registration Statement on Form N-4
for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

(xlviii)
Form of Unisex Endorsement - RVSL (form 273964) filed as Exhibit 4.48 to the Initial Registration Statement on Form N-4
for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

(xlix)
Form of 5% Accumulation Death Benefit Rider - AEL (form 273965) filed as Exhibit 4.49 to the Initial Registration
Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is
incorporated by reference.

(l)
Form of Greater of MAV or 5% Death Benefit Rider - RVSL (form 273966) filed as Exhibit 4.50 to the Initial Registration
Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is
incorporated by reference.

(li)
Form of Greater of MAV or 5% Death Benefit Rider - AEL (form 273966) filed as Exhibit 4.51 to the Initial Registration
Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is
incorporated by reference.

(lii)
Form of Contract Data Pages - RVSL (form 273954 DPSIG) filed as Exhibit 4.39 to the Initial Registration Statement on
Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

(liii)
Form of Guaranteed Minimum Withdrawal Benefit Joint Life Rider (form 273959-jt) filed as Exhibit 4.52 to RiverSource
Variable Annuity Account’s Post-Effective Amendment No. 1 to Registration Statement 333-139763 on Form N-4, on
Feb. 23, 2007, is incorporated herein by reference.

(liv)
Form of Guaranteed Minimum Withdrawal Benefit Single Life Rider (form 273959-sg) filed as Exhibit 4.51 to RiverSource
Variable Annuity Account Post-Effective Amendment No. 1 to Registration Statement 333-139763 on Form N-4, on Feb. 23,
2007, is incorporated herein by reference.

(lv)
Form of Guaranteed Minimum Withdrawal Benefit Single Life Rider (form 275062-sg) filed as Exhibit 4.59 to Registrant’s
Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, File No. 333-139759 on June 5, 2009, is
incorporated herein by reference.

(lvi)
Form of Guaranteed Minimum Withdrawal Benefit Joint Life Rider (form 275062-jt) filed as Exhibit 4.60 to Registrant’s
Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, File No. 333-139759 on June 5, 2009, is
incorporated herein by reference.

(lvii)
Form of Deferred Annuity Contract (form 411265) filed as Exhibit 4.55 to Registrant’s Post-Effective Amendment No. 10 to
the Registration Statement on Form N-4, File No. 333-139763 on Nov. 25, 2009, is incorporated herein by reference.

(lviii)
Form of Deferred Annuity Contract (form 411265) data pages for RiverSource Signature Select Variable Annuity filed electronically as Exhibit 4.58 to Registrant’s Post-Effective Amendment No.7 under Registration Statement No.333-139760 on or about Nov.25, 2009, is incorporated herein by reference.

(lix)
Form of Guarantee Period Accounts Endorsement (form 411272) filed as Exhibit 4.57 to Registrant’s Post-Effective
Amendment No. 10 to the Registration Statement on Form N-4, File No. 333-139763 on Nov. 25, 2009, is incorporated herein by reference.

(lxl)
Form of Maximum Anniversary Value Death Benefit Rider (form 411278) filed as Exhibit 4.58 to Registrant’s
Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 333-139763 on Nov. 25, 2009, is
incorporated herein by reference.

(lxi)
Form of 5% Accumulation Death Benefit Rider (form 411279) filed as Exhibit 4.59 to Registrant’s Post-Effective
Amendment No. 10 to the Registration Statement on Form N-4, File No. 333-139763 on Nov. 25, 2009, is incorporated herein by reference.

(lxii)
Form of Enhanced Death Benefit Rider (form 411280) filed as Exhibit 4.60 to Registrant’s Post-Effective Amendment No.
10 to the Registration Statement on Form N-4, File No. 333-139763 on Nov. 25, 2009, is incorporated herein by reference.

(lxiii)
Form of Return of Purchase Payment Death Benefit Rider (form 411277) filed as Exhibit 4.61 to Registrant’s Post-Effective
Amendment No. 10 to the Registration Statement on Form N-4, File No. 333-139763 on Nov. 25, 2009, is incorporated herein by reference.

(lxiv)
Form of Benefit Protector(SM) Death Benefit Rider (form 411281) filed as Exhibit 4.62 to Registrant’s Post-Effective
Amendment No. 10 to the Registration Statement on Form N-4, File No. 333-139763 on Nov. 25, 2009, is incorporated herein by reference.

(lxv)
Form of Benefit Protector(SM) Plus Death Benefit Rider (form 411282) filed as Exhibit 4.63 to Registrant’s Post-Effective
Amendment No. 10 to the Registration Statement on Form N-4, File No. 333-139763 on Nov. 25, 2009, is incorporated herein by reference.

(lxvi)
Form of Guaranteed Minimum Accumulation Benefit Rider (form 411283)filed as Exhibit 4.64 to Registrant’s
Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 333-139763 on Nov. 25, 2009, is
incorporated herein by reference.

(lxvii)
Form of Guaranteed Lifetime Withdrawal Benefit Single Life Rider SecureSource Stages® Rider (form 411284-sg) filed as
Exhibit 4.65 to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File
No. 333-139763 on Nov. 25, 2009, is incorporated herein by reference.

(lxviii)
Form of Guaranteed Lifetime Withdrawal Benefit Joint Life Rider SecureSource Stages® Rider (form 411284-jt) filed as
Exhibit 4.66 to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File
No. 333-139763 on Nov. 25, 2009, is incorporated herein by reference.

(xxxvi)
Form of Guaranteed Lifetime Withdrawal Benefit Single Life Rider SecureSource Stages 2 Rider filed as Exhibit 4.48 to
RiverSource Variable Account 10 Post-Effective Amendment No. 61 under Registration Statement 333-79311 on July 12,
2010, is incorporated herein by reference.

(xxxvii)
Form of Guaranteed Lifetime Withdrawal Benefit Joint Life Rider SecureSource Stages 2 Rider filed as Exhibit 4.49 to
RiverSource Variable Account 10 Post-Effective Amendment No. 61 under Registration Statement 333-79311 on July 12,
2010, is incorporated herein by reference.

(e)	(i)
Form of Variable Annuity Application (form 43432) filed electronically as Exhibit 5 to Registrant's Pre-Effective
Amendment No. 1 to Registration Statement No. 333-74865 filed on or about Aug. 4, 1999, is incorporated by reference.
(See Exhibit 5 to Form N-4 Registration Statement filed with the SEC on August, 8, 1999.)

(ii)
Form of Application (form 270234) filed as Exhibit 5.2 to RiverSource Variable Annuity Account's Initial Registration
Statement No. 333-139760 on or about Jan. 3, 2007, is incorporated herein by reference.

(iii)
Form of Application (form 271843) filed as Exhibit 5.3 to RiverSource Variable Annuity Account's Initial Registration
Statement No. 333-139760 on or about Jan. 3, 2007, is incorporated herein by reference.

(iv)
Form of Application (form 272878) filed as Exhibit 5.4 to RiverSource Variable Annuity Account's Initial Registration
Statement No. 333-139760 on or about Jan. 3, 2007, is incorporated herein by reference.

(v)
Form of Application (form 273630) filed as Exhibit 5.5 to RiverSource Variable Annuity Account's Initial Registration
Statement No. 333-139760 on or about Jan. 3, 2007, is incorporated herein by reference.

(vi)
Form of Application - RVSL (form 273967) filed as Exhibit 5.6 to RiverSource Variable Annuity Account's Initial
Registration Statement No. 333-139760 on or about Jan. 3, 2007, is incorporated herein by reference.

(vii)
Form of Application - AEL (form 273967) filed as Exhibit 5.7 to RiverSource Variable Annuity Account's Initial
Registration Statement No. 333-139760 on or about Jan. 3, 2007, is incorporated herein by reference.

(f)	(i)
Certificate of Incorporation of IDS Life dated July 24, 1957, filed electronically as Exhibit 6.1 to IDS Life Variable Account
10's Initial Registration Statement No. 33-62407, is incorporated herein by reference.

(ii)
Copy of Amended and Restated By-Laws of RiverSource Life Insurance Company, filed as Exhibit 27(f)(2) to Post-Effective
Amendment No. 28 to the Registration Statement on Form N-6, File No. 333-69777, on January 3, 2007, is incorporated by reference.

(iii)
Copy of Certificate of Amendment of Certificate of Incorporation of IDS Life Insurance Company dated June 22, 2006.
Incorporated by reference to Exhibit 27(f)(1) to Post-Effective Amendment No. 28 to the Registration Statement on Form
N-6, File No. 333-69777, filed on January 3, 2007.

(g)		Not applicable.
(h)	(i)
Participation Agreement by and among Royce Capital Fund and Royce & Associates, Inc. and American Enterprise Life
Insurance Company, dated Jan. 1, 2007, filed electronically as Exhibit 8.9 to RiverSource Variable Life Account's
Post-Effective Amendment No. 1 to Registration Statement No. 333-139762 filed on or about April 24, 2007, is incorporated by reference.

(ii)
Amended and Restated Fund Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance
Company, Putnam Variable Trust and Putnam Retail Management Limited Partnership filed electronically as Exhibit 8.2 to
Registrant’s Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 filed on or about April 24, 2008, is incorporated herein by reference.

(iii)
Amended and Restated Participation Agreement dated June 9, 2006, by and among American Enterprise Life Insurance
Company, IDS Life Insurance Company, Goldman Sachs Variable Insurance Trust and Goldman, Sachs & Co. filed herewith as Exhibit 27(h)(24) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

(iv)
Amended and Restated Participation Agreement dated April 17, 2006, by and among AIM Variable Insurance Funds, AIM
Distributors, Inc. American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life
Insurance Company, and Ameriprise Financial Services, Inc. filed electronically as Exhibit 27(h)(1) to Post-Effective
Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

(v)
Fund Participation Agreement dated June 5, 2007, by and among Lincoln Variable Insurance Products Trust, Lincoln
Financial Distributors, Inc., Lincoln Investment Advisors Corporation and RiverSource Life Insurance Company filed electronically as Exhibit 8.5 to Registrant’s Post-Effective Amendment No. 2 to Registration Statement No. 333-139760
filed on or about April 24, 2008, is incorporated herein by reference.

(vi)
Amended and Restated Fund Participation Agreement dated January 1, 2007, among Variable Insurance Products Funds,
Fidelity Distributors Corporation and RiverSource Life Insurance Company filed electronically as Exhibit 8.6 to Registrant’s
Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 filed on or about April 24, 2008, is incorporated herein by reference.

(vii)
Janus Aspen Series Amended and Restated Fund Participation Agreement dated September 1, 2006, by and among American
Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company and Janus
Aspen Series filed electronically as Exhibit 27(h)(12) to Post-Effective Amendment No. 28 to Registration Statement
No. 333-69777, is incorporated herein by reference.

(viii)
Participation Agreement by and among RiverSource Life Insurance Company, RiverSource Distributors, Inc., Lazard Asset
Management Securities, LLC, and Lazard Retirement Series, Inc., dated Jan. 1, 2007, filed electronically Exhibit 8.7 to
Registrant’s Post-Effective Amendment No. 1 to Registration Statement No. 333-139762 on or about April 24, 2007, is incorporated by reference.

(ix)
Participation Agreement among MFS Variable Insurance Trust, American Enterprise Life Insurance Company, IDS Life
Insurance Company and Massachusetts Financial Services Company, dated June 9, 2006 filed electronically as Exhibit 8.9 to Registration Statement No. 8.9 to Registrant’s Post-Effective Amendment No. 1 to Registration Statement
No. 333-139760 on or about April, 24, 2007 is incorporated by reference.

(x)
Amended and Restated Participation Agreement dated May 1, 2006, by and among American Enterprise Life Insurance
Company, American Partners Life Insurance Company, IDS Life Insurance Company, Credit Suisse Trust, Credit Suisse
Asset Management, LLC. and Credit Suisse Asset Management Securities, Inc. filed electronically as Exhibit 8.6 to
Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

(xi)
Participation Agreement by and among RiverSource Life Insurance Company, Wanger Advisors Trust, Columbia Wanger
Asset Management, L.P. and Columbia Management Distributors, Inc., dated April 2, 2007 filed electronically as
Exhibit 8.11 to Registrant’s Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 filed on or about
April 24, 2008, is incorporated herein by reference.

(xii)
Amended and Restated Participation Agreement dated August 1, 2006, among American Enterprise Life Insurance
Company, IDS Life Insurance Company, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein
Investments, Inc. filed electronically as Exhibit 27(h)(20) to Post-Effective Amendment No. 28 to Registration Statement
No. 333-69777 is incorporated herein by reference.

(xiii)
Fund Participation Agreement dated May 1, 2006, by and among American Enterprise Life Insurance Company, IDS Life
Insurance Company, The Dreyfus Corporation, Dreyfus Variable Investment Fund, and Dreyfus Investment Portfolios filed electronically as Exhibit 8.7 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

(xiv)
Amended and Restated Fund Participation Agreement dated September 1, 2006, between American Enterprise Life
Insurance Company and J.P. Morgan Series Trust II filed as Exhibit 8.14 to RiverSource Variable Annuity Account's Initial
Registration Statement No. 333-139760 on or about Jan. 3, 2007, is incorporated herein by reference.

(xv)
Amended and Restated Participation Agreement by and between Franklin Templeton Variable Insurance Products Trust,
Franklin/Templeton Distributors, Inc., American Centurion Life Assurance Company, American Enterprise Life Insurance
Company, IDS Life Insurance Company IDS Life Insurance Company of New York and American Financial Services, Inc.
(formerly American Express Financial Advisors, Inc.) dated as of August 1, 2005 filed as Exhibit 8.15 to Post-Effective
Amendment No. 14 to Registration Statement No. 333-74865, filed on or about April 28, 2006, is incorporated by reference.

(xvi)
Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life
Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life
Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century
Investment Services, Inc. filed electronically as Exhibit 27(h)(3) to Post-Effective Amendment No. 22 to Registration
Statement No. 333-44644 is incorporated herein by reference.

(xvii)
Fund Participation Agreement dated May 1, 2006, among American Enterprise Life Insurance Company, IDS Life Insurance
Company, Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC and Columbia Management
Distributors, Inc. filed as Exhibit 8.17 to RiverSource Variable Annuity Account's Initial Registration Statement
No. 333-139760 on or about Jan. 3, 2007 is incorporated herein by reference.

(xviii)
Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life
Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit 8.8 to Post-Effective
Amendment No. 1 to Registration Statement No. 333-139761 is incorporated herein by reference.

(xix)
Amended and Restated Participation Agreement dated October 12, 2006, by and among Third Avenue Variable Series Trust,
Third Avenue Management LLC, American Enterprise Life Insurance Company and IDS Life Insurance Company filed electronically as Exhibit 27(h)(18) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is
incorporated herein by reference.

(xx)
Amended and Restated Fund Participation Agreement dated March 30, 2007, among Oppenheimer Variable Account funds,
Oppenheimer Funds, Inc. and RiverSource Life Insurance Company filed electronically as Exhibit 8.21 to Registrant’s
Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 filed on or about April 24, 2008, is incorporated herein by reference.

(i)		Not applicable.
(j)		Not applicable.
(k)		Opinion of counsel and consent to its use as the legality of the securities being registered is filed electronically herewith.
(l)		Consent of Independent Registered Public Accounting Firm is filed electronically herewith.
(m)		Not applicable.
(n)		Not applicable.
(o)		Not applicable.
(p)(i)		Power of Attorney to sign Amendment to this Registration Statement dated April 16, 2026 is filed electronically herewith.
(p)(ii)		Resolution of Board of Directors regarding Power of Attorney is filed electronically herewith.
Item 28. Directors and Officers of the Depositor The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable annuity contracts offered by the Registrant and the executive officers of the Company:
Name	Principal Business Address*	Position and Offices With Depositor
Jason J. Poor		Chairman of the Board and President
Michael J. Pelzel		Senior Vice President – Corporate Tax
Kevin L. Kehn		Director, Senior Vice President and Chief Actuary
Shweta Jhanji		Senior Vice President and Treasurer
Gene R. Tannuzzo		Director
Kara D. Sherman		Director, Senior Vice President – National Sales Manager - Insurance
Stephen R. Wolfrath		Director, Senior Vice President – Insurance and Annuities Product Development and Management
Brian E. Hartert		Director, Chief Financial Officer
Paula J. Minella		Secretary
Gregg L. Ewing		Vice President and Controller
*
The business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.
Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The following is the list of subsidiaries of Ameriprise Financial, Inc:
SUBSIDIARIES AND AFFILIATES OF AMERIPRISE FINANCIAL, INC.
Parent Company /Subsidiary Name	Jurisdiction
Ameriprise Financial, Inc.*	Delaware
Ameriprise Advisor Capital, LLC	Delaware
Ameriprise Advisor Financing 2, LLC	Delaware
Ameriprise Asset Management Holdings Singapore (Pte.) Ltd.	Singapore
Threadneedle Portfolio Services Hong Kong Limited	Hong Kong
Columbia Threadneedle Investments Japan Co., Ltd.	Japan

Parent Company /Subsidiary Name	Jurisdiction
Columbia Threadneedle Malaysia Sdn Bhd.	Malaysia
Threadneedle Investments Singapore (Pte.) Ltd.	Singapore
Ameriprise Bank, FSB	Federal
Ameriprise Capital Trust I	Delaware
Ameriprise Capital Trust II	Delaware
Ameriprise Capital Trust III	Delaware
Ameriprise Capital Trust IV	Delaware
Ameriprise Captive Insurance Company	Vermont
Ameriprise Certificate Company	Delaware
Investors Syndicate Development Corporation	Nevada
Ameriprise Holdings, Inc.	Delaware
Ameriprise Installment Financing, LLC	Delaware
Ameriprise India LLP[1]	India
Ameriprise India Partner, LLC	Delaware
Ameriprise Trust Company	Minnesota
AMPF Holding, LLC	Michigan
American Enterprise Investment Services Inc.[2]	Minnesota
Ameriprise Financial Services, LLC[2]	Delaware
AMPF Property Corporation	Michigan
Investment Professionals, Inc.[2]	Texas
Columbia Management Investment Advisers, LLC	Minnesota
Advisory Capital Strategies Group Inc.	Minnesota
Columbia Wanger Asset Management, LLC	Delaware
Emerging Global Advisors, LLC	Delaware
GA Legacy, LLC	Delaware
J. & W. Seligman & Co. Incorporated	Delaware
Columbia Management Investment Distributors, Inc.[2]	Delaware
Seligman Partners, LLC[3]	Delaware
Lionstone BBP Limited Partner, LLC	Delaware
Lionstone CREAD Partners Two, LLC	Delaware
Lionstone CREAD GP, LLC	Delaware
Lionstone LORE Two, LLC	Delaware
Lionstone Partners, LLC	Texas
Lionstone CFRE II Real Estate Advisory, LLC	Delaware
Lionstone Raleigh Development Partners GP, LLC	Delaware
Lionstone RDP Co-Investment Fund I GP, LLC	Delaware
RiverSource CDO Seed Investments, LLC	Minnesota
Columbia Management Investment Services Corp.	Minnesota

Parent Company /Subsidiary Name	Jurisdiction
Columbia Threadneedle Investments UK International Limited	England & Wales
Columbia Threadneedle (Europe) Limited	England & Wales
Columbia Threadneedle AM (Holdings) Limited	Scotland
Astraeus III GP LLP
Astraeus III FP LP
Columbia Threadneedle Capital (Group) Limited	Cayman Islands
Columbia Threadneedle Capital (Holdings) Limited	Cayman Islands
Columbia Threadneedle Capital (UK) Limited	England & Wales
Columbia Threadneedle Multi-Manager LLP	England & Wales
Thames River Capital LLP	England & Wales
Columbia Threadneedle Group (Holdings) Limited	England & Wales
Columbia Threadneedle Group (Management) Limited	England & Wales
Columbia Threadneedle Holdings Limited	England & Wales
Columbia Threadneedle Management Limited	England & Wales
FCEM Holdings (UK) Limited	England & Wales
Columbia Threadneedle Netherlands B.V.	Netherlands
Columbia Threadneedle Treasury Limited	England & Wales
WAM Holdings Ltd	England & Wales
Columbia Threadneedle Fund Management Limited	England & Wales
Columbia Threadneedle Managers Limited	England & Wales
Columbia Threadneedle (Services) Limited	Scotland
Columbia Threadneedle Management (Swiss) GmbH‡	Switzerland
Columbia Threadneedle Investment Business Limited	Scotland
Columbia Threadneedle PE Co-Investment GP LLP	Scotland
FCIT PE FP LP4	Scotland
Columbia Threadneedle PE Co-Investment FP LP4	Scotland
Columbia Threadneedle Real Estate Partners LLP[5]	England & Wales

Parent Company /Subsidiary Name	Jurisdiction
CT UK Residential Real Estate FCP-RAIF (Associate)	England & Wales
Columbia Threadneedle Real Estate Partners S.à.r.l.	Luxembourg
CT Real Estate Partners GmbH & Co. KG, München	Germany
CT Real Estate Partners Verwaltungsgesellschaft mbH, München (General Partner)	Germany
Columbia Threadneedle Real Estate Partners Asset Management Limited	England & Wales
Columbia Threadneedle REP Property Management Limited	England & Wales
Castle Mount Impact Partners GP LLP
Castle Mount Impact Partners FP LP
F&C Aurora (GP) Limited	Scotland
The Aurora Fund (Founder Partner) LP4	Scotland
F&C Climate Opportunity Partners (GP) Limited	Scotland
F&C Climate Opportunity Partners (GP) LP	Scotland
F&C Climate Opportunity Partners (Founder Partner) LP4	Scotland
F&C Equity Partners Holdings Limited	England & Wales
F&C European Capital Partners (Founder Partner) LP4	Scotland
F&C European Capital Partners II (GP) Limited	Scotland
F&C European Capital Partners II (Founder Partner) LP4	Scotland
F&C European Capital Partners II (GP) LP	Scotland
F&C Group ESOP Trustee Limited	Scotland
FP Asset Management Holdings Limited	England & Wales
Columbia Threadneedle Asset Managers Limited	England & Wales
Ivory & Sime Limited	Scotland
Columbia Threadneedle (EM) Investments Limited	England & Wales
Pyrford International Limited	England & Wales
RiverSource Distributors, Inc.[2]	Delaware
RiverSource Life Insurance Company	Minnesota
Columbia Cent CLO Advisers, LLC	Delaware
RiverSource Life Insurance Co. of New York	New York
RiverSource NY REO, LLC	New York
RiverSource REO 1, LLC	Minnesota
RiverSource Tax Advantaged Investments, Inc.	Delaware
AEXP Affordable Housing Portfolio, LLC[6]	Delaware

Parent Company /Subsidiary Name	Jurisdiction
TAM UK International Holdings Limited	England & Wales
Columbia Threadneedle Investments (ME) Limited	Dubai
CTM Holdings Limited	Malta
TAM Investment Limited	England & Wales
Threadneedle Asset Management Oversight Limited	England & Wales
Ameriprise International Holdings GmbH	Switzerland
Threadneedle EMEA Holdings 1, LLC	Minnesota, USA
Threadneedle Holdings Limited	England & Wales
TAM UK Holdings Limited	England & Wales
Threadneedle Asset Management Holdings Limited**	England & Wales
Columbia Threadneedle Foundation	England & Wales
Columbia Threadneedle Pullman Promote Ltd.	England & Wales
TC Financing Limited	England & Wales
Threadneedle Asset Management Limited	England & Wales
Threadneedle Investment Services Limited	England & Wales
Threadneedle Asset Management (Nominees) Limited	England & Wales
Sackville TIPP Property (GP) Limited	England & Wales
Threadneedle Asset Management Finance Limited	England & Wales
TMS Investment Limited	Jersey
Threadneedle International Limited	England & Wales
Threadneedle Investments (Channel Islands) Limited	Jersey
Threadneedle Investments Limited	England & Wales
Threadneedle Management Services Limited	England & Wales
Threadneedle Pension Trustees Limited	England & Wales
Threadneedle Navigator ISA Manager Limited	England & Wales

Parent Company /Subsidiary Name	Jurisdiction
Threadneedle Pensions Limited	England & Wales
Threadneedle Portfolio Services AG	Switzerland
Threadneedle Portfolio Services Limited	England & Wales
Threadneedle Property Investments Limited	England & Wales
Sackville (CTESIF) 2&3 GP Sàrl	Luxembourg
Sackville LCW (GP) Limited	England & Wales
Sackville Property Atlantic (Jersey GP) Limited	Jersey
Sackville Property Curtis (Jersey GP) Limited	Jersey
Sackville Property Hayes (Jersey GP) Limited	Jersey
Sackville UKPEC6 Hayes Nominee 1 Limited	Jersey
Sackville UKPEC6 Hayes Nominee 2 Limited	Jersey
Sackville UK Property Select II (GP) Limited	England & Wales
Sackville UK Property Select II (GP) No. 3 Limited	England & Wales
Sackville UK Property Select II Nominee (3) Limited	England & Wales
Sackville UK Property Select III (GP) No. 1 Limited	England & Wales
Sackville UK Property Select III Nominee (1) Limited	England & Wales
Sackville UK Property Select III Nominee (2) Limited	England & Wales
Sackville UK Property Select III (GP) No. 2 Limited	England & Wales
Sackville UK Property Select III Nominee (3) Ltd	England & Wales
Sackville UK Property Select III Nominee (4) Ltd	England & Wales
Sackville UK Property Select III (GP) No. 3 Limited	England & Wales
Sackville UK Property Select III Nominee (5) Ltd	England & Wales
Sackville UK Property Select III Nominee (6) Ltd	England & Wales
Sackville UK Property Select III (GP) S.à r.l.	Luxembourg
Sackville UK Property Select IV (GP) S.à.r.l.	Luxembourg
Sackville UK Property Select IV (GP) No. 1 Limited	England
Sackville UK Property Select IV Nominee (1) Limited	England
Sackville UK Property Select IV Nominee (2) Limited	England

Parent Company /Subsidiary Name	Jurisdiction
Sackville UK Property Select IV Nominee (7) Limited	England
Sackville UK Property Select IV Nominee (8) Limited	England
Sackville UK Property Select IV (GP) No. 2 Limited	England
Sackville UK Property Select IV Nominee (3) Limited	England
Sackville UK Property Select IV Nominee (4) Limited	England
Sackville UK Property Select IV (GP) No. 3 Limited	England
Sackville UK Property Select IV Nominee (5) Limited	England
Sackville UK Property Select IV Nominee (6) Limited	England
Threadneedle Property Execution 1 Limited	England & Wales
Threadneedle Property Execution 2 Limited	England & Wales
Threadneedle Management Luxembourg S.A.	Luxembourg

Unless otherwise indicated all ownership interests are 100%
*
Publicly-traded company (NYSE: AMP)
**
The company has non-voting shares held by third parties
†
Regulated by Luxembourg Authority
‡
FINMA Authorized Representative office of BMO Asset Management Ltd.
1
Owned by: Ameriprise Financial, Inc. 100% profit sharing ratio with capital contribution of 124,078,760 INR (Indian currency=rupees) & 10 INR owned each by Columbia Management Investment Advisers, LLC & Ameriprise India Partner, LLC
2
Registered broker-dealer
3
Managed by members of onshore hedge fund feeders
4
Columbia Threadneedle AM (Holdings) Limited owns a percentage of the entity
5
Columbia Threadneedle Treasury Limited holds 1 unit
6
One-third of this entity is owned by American Express Travel Related Services
Item 30. Indemnification
The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an “Enterprise”), and including appeals therein (any such action or process being hereinafter referred to as a “Proceeding”), by reason of the fact that such person, such person’s testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney’s fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.
No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person’s acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.
The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Principal Underwriter
(a) RiverSource Distributors Inc. acts as principal underwriter for:
RiverSource Variable Annuity Account 1
RiverSource Variable Annuity Account
RiverSource Account F
RiverSource Variable Annuity Fund A
RiverSource Variable Annuity Fund B
RiverSource Variable Account 10
RiverSource Account SBS
RiverSource MVA Account
RiverSource Account MGA
RiverSource Account for Smith Barney
RiverSource Variable Life Separate Account
RiverSource Variable Life Account
RiverSource of New York Variable Annuity Account 1
RiverSource of New York Variable Annuity Account 2
RiverSource of New York Account 4
RiverSource of New York Account 7
RiverSource of New York Account 8
(b) As to each director, officer or partner of the principal underwriter:
Name and Principal Business Address*	Positions and Offices with Underwriter
Jason J. Poor	Chairman of the Board and Chief Executive Officer
Jessica A. Kneeshaw	Director
Shweta Jhanji	Senior Vice President and Treasurer
Paula J. Minella	Secretary
Jason S. Bartylla	Chief Financial Officer
*
The business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.
(c) RiverSource Distributors Inc., the principal underwriter during Registrant’s last fiscal year, was paid the following commissions:
NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
RiverSource Distributors, Inc.	$443,503,518	None	None	None
Item 31A. Information about Contracts with Indexed-Linked Options and Fixed Options Subject to a Contract Adjustment
(a)
Name of the Contract	Number of Contracts Outstanding	Total Value Attributable to the Index and/or Fixed Option Subject to an Adjustment	Number of Contracts Sold During the Prior Calendar Year	Gross Premiums Received During the Prior Calendar Year	Amount of Contract Value Redeemed During the Prior Calendar Year	Combination Contract (Yes/No)
RiverSource Guarantee Period Account	600	21,290,150	0	32,188	792,440	Yes

Item 32. Location of Accounts and Records
Not applicable
Item 33. Management Services
Not applicable.
Item 34. Undertakings
RiverSource Life Insurance Company undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
Additional Representations
RiverSource Life Insurance Company is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code. Registrant further represents that it will comply with the provisions of paragraphs (1)-(4) of that letter.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Company, on behalf of the Registrant, certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to its Registration Statement and has caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota, on April 24, 2026.
RiverSource Variable Annuity Account
(Registrant)
By:	/s/ Jason J. Poor
Jason J. Poor Chairman of the Board and President
As required by the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on April 24, 2026.
RiverSource Life Insurance Company
(Depositor)
By:	/s/ Jason J. Poor
Jason J. Poor Chairman of the Board and President
As required by the Securities Act of 1933, Amendment to this Registration Statement has been signed by the following persons in the capacities indicated on April 24, 2026.
Signature	Title
/s/ Jason J. Poor	Chairman of the Board and President (Chief Executive Officer)
Jason J. Poor
/s/ Michael J. Pelzel	Senior Vice President – Corporate Tax
Michael J. Pelzel
/s/ Kevin L Kehn	Director, Senior Vice President and Chief Actuary
Kevin L Kehn
/s/ Shweta Jhanji	Senior Vice President and Treasurer
Shweta Jhanji
/s/ Brian E. Hartert	Director, Chief Financial Officer (Chief Financial Officer)
Brian E. Hartert
/s/ Gene R. Tannuzzo	Director
Gene R. Tannuzzo
/s/ Gregg L. Ewing	Vice President and Controller (Principal Accounting Officer)
Gregg L. Ewing
/s/ Stephen R. Wolfrath	Director, Senior Vice President-Insurance and Annuities Product Development and Management
Stephen R. Wolfrath
/s/ Kara D Sherman	Director, Senior Vice President – National Sales Manager - Insurance
Kara D Sherman
Signed pursuant to Power of Attorney to sign Amendment to this Registration Statement dated April 16, 2026, filed electronically herewith as Exhibit (p)(i) by:
/s/ Nicole D. Wood
Nicole D. Wood Assistant General Counsel and Assistant Secretary

Contents of Post-Effective Amendment No. 32 (File No. 333-139760) and 2 (333-290382)
This Registration Statement is comprised of the following papers and documents:
The Cover Page.
PART A.
The prospectus for:
RiverSource® Signature Select Variable Annuity
RiverSource® Signature Variable Annuity
PART B.
The combined Statement of Additional Information and Financial Statements for RiverSource Variable Annuity Account dated May 1, 2026 is filed electronically herewith.
PART C.
Other Information.
The signatures.
Exhibits.

Exhibit Index
(k)	Opinion of counsel and consent to its use as to the legality of the securities being registered
(l)	Consents of Independent Registered Public Accounting Firm
(p)(i)	Power of Attorney
(p)(ii)	Resolution of Board of Directors